UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04347

GMO Trust

(Exact name of the registrant as specified in charter)

40 Rowes Wharf, Boston, MA 02110

(Address of principal executive offices) (Zip Code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for services)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/14

Date of reporting period: 02/28/14

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the periods ended February 28, 2014 are filed herewith.

GMO Trust

Annual Report

February 28, 2014

Asset Allocation Bond Fund

Core Plus Bond Fund

Currency Hedged International Bond Fund

Debt Opportunities Fund (formerly Short-Duration Collateral Fund)

Emerging Country Debt Fund

Global Bond Fund

International Bond Fund

Strategic Fixed Income Fund

U.S. Treasury Fund

World Opportunity Overlay Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or private placement memorandum, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com and the private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

An investment in the Funds are subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve the stated investment objective. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risk may include: market risk-fixed income investments, management and operational risk, market risk-asset backed securities, credit risk and derivative risk.

Financial Highlights	92
Notes to Financial Statements	102
Report of Independent Registered Public Accounting Firm	155
Fund Expenses	156
Board Review of Management Agreements	157
Tax Information	158
Trustees and Officers	159

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Asset Allocation Bond Fund returned +0.7% for the fiscal year ended February 28, 2014, as compared with +0.0% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed the benchmark during the period by 0.7%. The Fund’s position in U.S. Treasury Inflation Protected Securities (TIPS) was added in July 2013 and was responsible for the majority of the gains, which were from accrual of the inflation index and from positive real yield. Real yields remain largely unchanged since July 2013 after increasing earlier in 2013. Tactical duration positioning was responsible for 0.1% of the gains.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Asset Allocation Bond Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 18, 2009 to March 27, 2009, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	97.6%
Mutual Funds	1.8
Short-Term Investments	0.0 ^
Other	0.6

100.0%

^	Rounds to 0.0%.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 97.6%

	U.S. Government — 97.6%
588,260,088	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (a)	700,443,052
110,940,480	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (a)	132,851,225
43,015,600	U.S. Treasury Inflation Indexed Bond, 0.50%, due 04/15/15 (a)	44,070,816
555,660,878	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/23 (a)	543,115,166
77,084,000	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a)	77,535,635
520,961,040	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (a)	560,969,285
984,467,487	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (a)	976,006,973

	Total U.S. Government	3,034,992,152

	TOTAL DEBT OBLIGATIONS (COST $3,030,821,795)	3,034,992,152

	MUTUAL FUNDS — 1.8%

	United States — 1.8%
	Affiliated Issuers
2,269,238	GMO U.S. Treasury Fund	56,730,951

	TOTAL MUTUAL FUNDS (COST $56,730,951)	56,730,951

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
1,153,655	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (b)	1,153,655

	TOTAL SHORT-TERM INVESTMENTS (COST $1,153,655)	1,153,655

	TOTAL INVESTMENTS — 99.4% (Cost $3,088,706,401)	3,092,876,758
	Other Assets and Liabilities (net) — 0.6%	17,331,505

	TOTAL NET ASSETS — 100.0%	$3,110,208,263

Reverse Repurchase Agreements

Average balance outstanding	$(27,225,490)
Average interest rate	0.12%
Maximum balance outstanding	$(27,225,490)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 79.

See accompanying notes to the financial statements.	5

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Core Plus Bond Fund returned +2.1% for the fiscal year ended February 28, 2014, as compared with +0.2% for the Barclays U.S. Aggregate Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Debt Opportunities Fund (DOF) (formerly known as GMO Short-Duration Collateral Fund [SDCF]), GMO World Opportunity Overlay Fund (WOOF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed its benchmark during the fiscal year by 2.0%. Exposures to asset-backed securities held indirectly through DOF and WOOF were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps). Developed markets currency selection (primarily through currency forwards and options) detracted during the fiscal year.

Among securities held by the Fund through its investment in DOF and WOOF, market consumer asset-backed spreads widened, though subprime prices mostly increased. Although spreads widened during the fiscal year, the net contribution from asset-backed securities remained positive.

Developed markets interest-rate positioning also contributed positively during the fiscal year, due mostly to the main yield curve strategy and a short-term position in U.S. bonds. Partly offsetting gains, the cross-market strategy’s Canadian, Japanese, Swiss, and U.S. positions detracted.

In developed markets currency selection, the Fund’s positions in euros, Australian dollars, Swiss francs, Canadian dollars, Norwegian krone, and Swedish krona detracted from relative performance.

A small exposure to emerging country debt through investment in ECDF had no net impact on the Fund during the fiscal year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO Core Plus Bond Fund Class III Shares and the Barclays U.S. Aggregate Index As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	89.3%
Short-Term Investments	12.7
Options Purchased	0.3
Forward Currency Contracts	0.1
Loan Participations	0.1
Rights/Warrants	0.0 ^
Loan Assignments	0.0 ^
Written Options	(0.0)^
Futures Contracts	(0.2)
Swap Contracts	(0.4)
Reverse Repurchase Agreements	(1.9)

100.0%

Country/Region Summary**	% of Investments
United States	111.3%
Sweden	10.2
Emerging***	4.3
Euro Region****	2.5
Canada	1.0
Australia	0.5
United Kingdom	(2.2)
Switzerland	(8.4)
Japan	(19.2)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on Grantham, Mayo, Van Otterloo & Co. LLC’s (the “Manager”) models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Mexico, Russia, Turkey, Venezuela, Brazil, Indonesia, Argentina, Philippines, Hungary and Croatia. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

^	Rounds to 0.0%.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 52.7%

		Albania — 3.8%
		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	9,068,579

		Australia — 0.0%
		Asset-Backed Securities
USD	101,822	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.30%, due 04/19/38	99,907

		United Kingdom — 0.1%
		Asset-Backed Securities
USD	305,944	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.44%, due 01/13/39	297,775
USD	16,494	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.23%, due 12/20/54	16,294

		Total United Kingdom	314,069

		United States — 48.8%
		Asset-Backed Securities — 1.1%
USD	282,314	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.56%, due 05/25/37 ¿	18,350
USD	928,879	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 07/25/36 ¿	402,030
USD	89,280	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.27%, due 09/25/36	36,158
USD	772,037	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 06/25/36 ¿	291,685
USD	94,381	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.55%, due 01/25/36	81,168
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.49%, due 01/25/24	292,500
USD	470,244	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.32%, due 04/25/36 ¿	349,156
USD	252,549	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.35%, due 05/25/36 ¿	24,860
USD	90,036	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.32%, due 08/25/36	37,140
USD	518,279	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.39%, due 11/15/33	476,817

Par Value / Shares		Description	Value ($)

		United States — continued
		Asset-Backed Securities — continued
USD	114,660	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.31%, due 03/25/36 ¿	75,819
USD	581,033	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 06/25/36	302,137
USD	467,970	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.39%, due 02/25/37 ¿	192,949
USD	24,671	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.45%, due 12/25/32	22,821
USD	4,270	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.74%, due 11/25/35	4,228

			2,607,818

		Corporate Debt — 2.0%
USD	1,000,000	Bank of America Corp., 3.30%, due 01/11/23	961,000
USD	1,000,000	Citigroup, Inc., 3.38%, due 03/01/23	972,950
USD	1,000,000	General Electric Capital Corp., 3.10%, due 01/09/23	978,320
USD	1,000,000	Goldman Sachs Group, Inc. (The), 3.63%, due 01/22/23	987,480
USD	1,000,000	JPMorgan Chase & Co., 3.20%, due 01/25/23	962,200

			4,861,950

		U.S. Government — 45.7%
USD	10,000,000	U.S. Treasury Bond, 3.13%, due 02/15/43	9,150,000
USD	18,610,280	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (b)	18,719,318
USD	50,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	49,218,750
USD	35,000,000	U.S. Treasury Note, 1.63%, due 11/15/22 (c)	32,618,355

			109,706,423

		Total United States	117,176,191

		TOTAL DEBT OBLIGATIONS (COST $127,280,627)	126,658,746

		MUTUAL FUNDS — 46.1%

		United States — 46.1%
		Affiliated Issuers
	7,417,054	GMO Debt Opportunities Fund, Class VI	25,663,007
	1,077,124	GMO Emerging Country Debt Fund, Class IV	10,512,729
	800,383	GMO U.S. Treasury Fund	20,009,568
	2,030,456	GMO World Opportunity Overlay Fund	54,497,445

		TOTAL MUTUAL FUNDS (COST $101,063,985)	110,682,749

See accompanying notes to the financial statements.	9

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Principal Amounts / Share		Description	Value ($)
		OPTIONS PURCHASED — 0.0%

		Currency Options
GBP	3,500,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60 (OTC) (CP-BCLY)	13,814

		TOTAL OPTIONS PURCHASED (COST $175,845)	13,814

		SHORT-TERM INVESTMENTS — 0.8%

		Money Market Funds — 0.3%
	601,719	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (d)	601,719

Par Value ($)	Description	Value ($)
	U.S. Government — 0.5%
1,300,000	U.S. Treasury Bill, 0.11%, due 07/24/14 (c) (e)	1,299,728

	TOTAL SHORT-TERM INVESTMENTS (COST $1,901,133)	1,901,447

	TOTAL INVESTMENTS — 99.6% (Cost $230,421,590)	239,256,756
	Other Assets and Liabilities (net) — 0.4%	945,607

	TOTAL NET ASSETS — 100.0%	$240,202,363

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/11/2014	CITI	AUD	2,700,000	USD	2,364,395	$(43,813)
03/18/2014	CITI	CAD	6,889,318	USD	6,282,335	62,810
03/18/2014	GS	CAD	1,050,000	USD	960,384	12,467
03/18/2014	JPM	CAD	2,260,682	USD	2,067,736	26,842
04/15/2014	GS	CHF	6,500,000	USD	7,215,568	(177,446)
04/22/2014	DB	EUR	7,400,000	USD	10,123,200	(90,844)
04/01/2014	GS	GBP	1,600,000	USD	2,651,944	(26,774)
04/01/2014	JPM	GBP	1,800,000	USD	2,947,900	(65,658)
04/28/2014	GS	JPY	830,000,000	USD	8,133,443	(24,496)
03/04/2014	DB	NOK	12,100,000	USD	1,961,581	(54,414)
03/04/2014	GS	NOK	43,600,000	USD	7,192,943	(71,303)
03/25/2014	BCLY	SEK	28,950,000	USD	4,476,549	(37,086)
03/25/2014	DB	SEK	27,000,000	USD	4,132,591	(77,017)
03/04/2014	CITI	USD	4,582,437	NOK	28,000,000	82,674
03/04/2014	DB	USD	4,478,140	NOK	27,700,000	136,990
03/11/2014	BCLY	USD	5,737,433	AUD	6,500,000	60,105
03/11/2014	CITI	USD	2,137,408	AUD	2,400,000	3,222
03/18/2014	CITI	USD	4,052,897	CAD	4,500,000	9,605
03/18/2014	DB	USD	5,246,800	CAD	5,800,000	(10,687)
03/18/2014	JPM	USD	2,820,693	CAD	3,100,000	(22,081)
03/25/2014	CITI	USD	1,462,708	SEK	9,400,000	2,859
03/25/2014	GS	USD	1,360,059	SEK	8,800,000	11,961
04/01/2014	BCLY	USD	9,122,696	GBP	5,500,000	85,397
04/01/2014	CITI	USD	2,406,437	GBP	1,450,000	21,151
04/01/2014	JPM	USD	2,406,398	GBP	1,450,000	21,190
04/08/2014	JPM	USD	14,457,979	NZD	17,800,000	427,119
04/22/2014	JPM	USD	2,745,138	EUR	2,000,000	15,414
05/06/2014	GS	USD	7,176,279	NOK	43,600,000	70,847

						$349,034

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
19	Canadian Government Bond 10 Yr.	June 2014	$2,241,655	$50
24	Euro Bund	March 2014	4,785,852	122,252
200	U.S. Treasury Note 10 Yr. (CBT)	June 2014	24,906,250	118,157

			$31,933,757	$240,459

Sales
36	Australian Government Bond 10 Yr.	March 2014	$3,759,787	$(91,727)
37	Japanese Government Bond 10 Yr. (TSE)	March 2014	52,626,127	(437,306)
143	U.S. Long Bond (CBT)	June 2014	19,027,938	(247,216)
123	U.S. Treasury Note 2 Yr. (CBT)	June 2014	27,044,625	(5,447)
83	U.S. Treasury Note 5 Yr. (CBT)	June 2014	9,948,328	(22,448)
31	UK Gilt Long Bond	June 2014	5,685,036	(14,627)

			$118,091,841	$(818,771)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

10	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	GBP	3,500,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$50,606	$(2,204)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
40,000,000	USD	12/20/2015	BCLY	(Pay)	1.00%	0.17%	CDX.NA.IG.19	N/A		$(679,533)
25,000,000	USD	12/20/2022	BCLY	Receive	1.00%	1.04%	CDX.NA.IG.19	25,000,000	USD	(29,489)

										$(709,022)

							Premiums to (Pay) Receive			$1,238,548

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2014, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
9,500,000	3/19/2024	BCI(f)	(Pay)	1.75%	6 Month CHF LIBOR	$(411,558)
108,700,000	3/19/2024	BCI(f)	Receive	3.10%	3 Month SEK STIBOR	772,554

						$360,996

					Premiums to (Pay) Receive	$(392,004)

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.	11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
25,000,000	USD	3/31/2014	BCLY	1 Month USD LIBOR BBA	Barclays MBS Fixed Rate Total Return Index	$84,077
140,000,000	USD	3/31/2014	JPM	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	—

$84,077

					Premiums to (Pay) Receive	$—

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts and forward currency contracts, and/or written options, if any (Note 4).

(d)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

(f)	Interest rate swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 79.

12	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Bond Fund returned +3.0% for the fiscal year ended February 28, 2014, as compared with +3.9% for the J.P. Morgan GBI Global ex-Japan ex-U.S. (Hedged).

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Debt Opportunities Fund (DOF) (formerly known as GMO Short-Duration Collateral Fund [SDCF]), GMO World Opportunity Overlay Fund (WOOF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund underperformed its benchmark during the fiscal year by 0.9%. Developed markets currency selection (primarily through currency forwards and options) and developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) were responsible for losses during the fiscal year. Exposures to asset-backed securities held indirectly through DOF and WOOF and exposure to emerging country debt via ECDF contributed positively, partly offsetting underperformance.

In developed markets currency selection, the Fund’s positions in euros, Australian dollars, Swiss francs, Canadian dollars, Norwegian krone, and Swedish krona detracted from relative performance.

Developed markets interest-rate positioning also detracted during the fiscal year, primarily given the cross-market strategy’s Canadian, Japanese, Swiss, and U.S. positions. Benchmark replication in Europe also detracted from performance, as underweights in Italy and Spain relative to Germany contributed negatively. Partly offsetting losses, the main yield curve strategy and a short-term position in U.S. bonds added value.

Among securities held by the Fund through its investment in DOF and WOOF, market consumer asset-backed spreads widened, though subprime prices mostly increased. Although spreads widened during the fiscal year, the net contribution from asset-backed securities remained positive.

A small exposure to emerging country debt added value due to positive contributions from country selection and security selection within ECDF.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Currency Hedged International Bond Fund Class III Shares and the

J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	82.5%
Short-Term Investments	16.9
Options Purchased	0.3
Futures Contracts	0.1
Loan Participations	0.1
Forward Currency Contracts	0.1
Rights/Warrants	0.0	^
Loan Assignments	0.0	^
Written Options	(0.0)
Swap Contracts	(0.2)
Reverse Repurchase Agreements	(1.9)
Other	2.1

	100.0%

Country/Region Summary**	% of Investments
Euro Region***	74.5%
United Kingdom	15.9
United States	14.0
Sweden	11.2
Canada	4.4
Emerging****	4.2
Australia	3.3
Switzerland	(8.5)
Japan	(19.0)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Mexico, Russia, Turkey, Venezuela, Brazil, Indonesia, Argentina, Philippines, Hungary and Croatia. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

^	Rounds to 0.0%.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 44.1%

		Canada — 11.6%
		Foreign Government Obligations
CAD	4,000,000	Government of Canada, 1.50%, due 06/01/23	3,366,712
CAD	5,000,000	Government of Canada, 3.50%, due 06/01/20	4,966,811

		Total Canada	8,333,523

		France — 7.4%
		Foreign Government Obligations
EUR	3,300,000	Government of France, 4.00%, due 10/25/38	5,348,698

		Germany — 4.0%
		Foreign Government Obligations
EUR	1,500,000	Republic of Deutschland, 4.75%, due 07/04/34 (a)	2,852,667

		Italy — 8.8%
		Foreign Government Obligations
EUR	4,100,000	Italy Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	6,288,538

		Netherlands — 1.2%
		Foreign Government Obligations
EUR	500,000	Netherlands Government Bond, 3.75%, due 01/15/42	846,193

		Spain — 3.8%
		Foreign Government Obligations
EUR	1,900,000	Government of Spain, 4.70%, due 07/30/41	2,753,909

		United Kingdom — 1.9%
		Foreign Government Obligations
GBP	700,000	United Kingdom Gilt, 4.75%, due 12/07/30	1,400,527

		United States — 5.4%
		U.S. Government
USD	3,854,200	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (b)	3,876,782

		TOTAL DEBT OBLIGATIONS (COST $28,662,256)	31,700,837

Shares / Principal Amount / Par Value ($)		Description	Value ($)
		MUTUAL FUNDS — 51.7%

		United States — 51.7%
		Affiliated Issuers
	2,683,050	GMO Debt Opportunities Fund, Class VI	9,283,354
	319,579	GMO Emerging Country Debt Fund, Class IV	3,119,087
	345,112	GMO U.S. Treasury Fund	8,627,795
	599,715	GMO World Opportunity Overlay Fund	16,096,362

		TOTAL MUTUAL FUNDS (COST $33,424,067)	37,126,598

		OPTIONS PURCHASED — 0.0%

		Currency Options
GBP	1,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60 (OTC) (CP-BCLY)	3,947

		TOTAL OPTIONS PURCHASED (COST $50,241)	3,947

		SHORT-TERM INVESTMENTS — 1.2%

		Money Market Funds — 0.3%
	222,519	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	222,519

		U.S. Government — 0.9%
	600,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (a) (d)	599,875

		TOTAL SHORT-TERM INVESTMENTS (COST $822,248)	822,394

		TOTAL INVESTMENTS — 97.0% (Cost $62,958,812)	69,653,776
		Other Assets and Liabilities (net) — 3.0%	2,182,980

		TOTAL NET ASSETS — 100.0%	$71,836,756

See accompanying notes to the financial statements.	17

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/11/2014	CITI	AUD	800,000	USD	700,562	$(12,982)
03/18/2014	CITI	CAD	2,146,884	USD	1,957,051	18,890
03/18/2014	GS	CAD	350,000	USD	320,128	4,156
03/18/2014	JPM	CAD	9,603,116	USD	8,829,941	160,459
04/15/2014	GS	CHF	1,900,000	USD	2,109,166	(51,869)
03/03/2014	BCLY	EUR	1,105,244	USD	1,512,069	(13,499)
04/22/2014	DB	EUR	16,300,000	USD	22,298,400	(200,101)
04/01/2014	GS	GBP	500,000	USD	828,733	(8,367)
04/01/2014	JPM	GBP	500,000	USD	818,861	(18,238)
04/28/2014	GS	JPY	240,000,000	USD	2,351,839	(7,083)
03/04/2014	DB	NOK	3,500,000	USD	567,399	(15,740)
03/04/2014	GS	NOK	12,900,000	USD	2,128,187	(21,096)
03/25/2014	BCLY	SEK	8,500,000	USD	1,314,358	(10,889)
03/25/2014	DB	SEK	8,100,000	USD	1,239,785	(23,097)
03/04/2014	CITI	USD	1,350,260	NOK	8,250,000	24,281
03/04/2014	DB	USD	1,317,598	NOK	8,150,000	40,283
03/11/2014	BCLY	USD	1,677,096	AUD	1,900,000	17,569
03/11/2014	CITI	USD	623,411	AUD	700,000	940
03/18/2014	CITI	USD	1,170,837	CAD	1,300,000	2,775
03/18/2014	DB	USD	1,539,625	CAD	1,700,000	(4,902)
03/18/2014	JPM	USD	818,292	CAD	900,000	(5,792)
03/25/2014	CITI	USD	435,700	SEK	2,800,000	852
03/25/2014	GS	USD	386,380	SEK	2,500,000	3,398
04/01/2014	BCLY	USD	1,326,938	GBP	800,000	12,421
04/01/2014	CITI	USD	663,845	GBP	400,000	5,835
04/01/2014	JPM	USD	663,834	GBP	400,000	5,845
04/08/2014	JPM	USD	4,304,904	NZD	5,300,000	127,176
04/22/2014	BCLY	USD	1,504,899	EUR	1,100,000	13,405
04/22/2014	JPM	USD	686,285	EUR	500,000	3,854
05/06/2014	GS	USD	2,123,257	NOK	12,900,000	20,962

						$69,446

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
13	Australian Government Bond 3 Yr.	March 2014	$1,267,606	$6,935
142	Euro BOBL	March 2014	24,848,822	206,178
76	U.S. Treasury Note 10 Yr. (CBT)	June 2014	9,464,375	44,900
59	UK Gilt Long Bond	June 2014	10,819,908	35,442

			$46,400,711	$293,455

Sales
2	Australian Government Bond 10 Yr.	March 2014	$208,877	$(5,161)
40	Canadian Government Bond 10 Yr.	June 2014	4,719,274	(40,246)
14	Euro Bund	March 2014	2,791,746	(10,323)
11	Japanese Government Bond 10 Yr. (TSE)	March 2014	15,645,605	(129,695)
2	U.S. Long Bond (CBT)	June 2014	266,125	(3,458)

			$23,631,627	$(188,883)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount		Expiration Date	Description	Premiums	Market Value
Put GBP	1,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$14,459	$(630)

18	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
14,000,000	USD	3/20/2014	DB	(Pay)	1.70%	0.3%	Republic of Italy	N/A	$(57,081)

						Premiums to (Pay) Receive			$—

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2014, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
35,800,000	SEK	3/19/2024	BCI(e)	Receive	3.10%	3 Month SEK STIBOR	$254,439
2,900,000	CHF	3/19/2024	BCI(e)	(Pay)	1.75%	6 Month CHF LIBOR	(125,634)

							$128,805

						Premiums to (Pay) Receive	$(132,998)

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts and forward currency contracts, and/or written options, if any (Note 4).

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	Interest rate swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 79.

See accompanying notes to the financial statements.	19

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class VI shares of GMO Debt Opportunities Fund returned +4.3% for the fiscal year ended February 28, 2014, as compared with +0.4% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed its benchmark during the fiscal year by 3.9%, with positive performance attributable to improved prices in asset-backed security holdings.

Asset-backed security performance was mixed throughout the fiscal year due to wider sector spreads, while the subprime mortgage market performed well as a result of rising prices. While the credit rating of 35 of the Fund’s securities was downgraded during the fiscal year, representing 8% of its market value from the beginning of the period, the credit rating of 20 of the Fund’s securities was upgraded, representing 7% of the market value as of the beginning of the fiscal year. At fiscal year-end, about 13% of the Fund’s portfolio was rated AAA, 37% of the portfolio was rated single-A or better, and 37% of the portfolio was rated below BBB.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Debt Opportunities Fund* Class VI Shares and the J.P. Morgan U.S. 3 Month Cash Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .40% on the purchase and .40% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	Effective February 12, 2014, GMO Debt Opportunities Fund (the “Acquired Fund”) merged into GMO Short-Duration Collateral Fund (the “Acquiring Fund”) and the surviving entity was renamed GMO Debt Opportunities Fund. For accounting and financial reporting purposes, the Acquired Fund is the surviving entity, meaning that the combined entity adopted the historical financial reporting and performance history of the Acquired Fund. The information shown prior to February 12, 2014 is that of the Acquired Fund and reflects the Acquired Fund’s performance. See Note 11 for additional discussion of the Fund merger.

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	91.1%
Short-Term Investments	6.7
Mutual Funds	2.5
Swap Contracts	0.0 ^
Futures Contracts	(0.0)^
Other	(0.3)

100.0%

Industry Sector Summary	% of Debt Obligations
Residential Asset-Backed Securities (United States)	24.5%
Auto Retail	16.3
Student Loans	11.4
Business Loans	7.6
CMBS	6.0
Time Share	5.8
Residential Mortgage-Backed Securities (United States)	4.9
Whole Business	4.0
Residential Mortgage-Backed Securities (European)	3.2
Auto Rental	2.8
Credit Cards	2.6
Residential Mortgage-Backed Securities (Australian)	2.2
Auto Floor Plan	1.8
Other	1.0
U.S. Government Agency	1.4
Insured Other	1.1
CMBS Collateralized Debt Obligations	0.9
Airlines	0.5
Insured Residential Mortgage-Backed Securities (United States)	0.5
Insured Residential Asset-Backed Securities (United States)	0.4
Auto Other	0.4
Auto Financing	0.3
MBS Collateralized Debt Obligations	0.3
Insured Business Loans	0.1
Insured Transportation	0.0 ^

100.0%

^	Rounds to 0.0%.

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 91.1%

	Asset-Backed Securities — 89.8%
	Airlines — 0.5%
13,701,608	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.63%, due 05/15/24	6,131,469
4,183,967	Continental Airlines, Inc., Series 99-1A, 6.55%, due 08/02/20	4,570,984

	Total Airlines	10,702,453

	Auto Financing — 0.3%
3,600,000	Chesapeake Funding LLC, Series 12-2A, Class C, 144A, 1 mo. LIBOR + 1.55%, 1.71%, due 05/07/24	3,658,640
2,500,000	Chesapeake Funding LLC, Series 12-2A, Class D, 144A, 1 mo. LIBOR + 1.85%, 2.01%, due 05/07/24	2,536,426

	Total Auto Financing	6,195,066

	Auto Floor Plan — 1.6%
5,000,000	Ally Master Owner Trust, Series 12-1, Class D, 144A, 3.12%, due 02/15/17	5,070,350
5,500,000	Ally Master Owner Trust, Series 12-3, Class D, 144A, 1 mo. LIBOR + 2.35%, 2.50%, due 06/15/17	5,556,719
3,375,000	Ford Credit Floorplan Master Owner Trust, Series 10-3, Class C, 144A, 4.99%, due 02/15/17	3,502,609
2,000,000	Ford Credit Floorplan Master Owner Trust, Series 12-2, Class C, 2.86%, due 01/15/19	2,065,400
5,490,000	Ford Credit Floorplan Master Owner Trust, Series 12-5, Class D, 2.73%, due 09/15/19	5,519,166
7,430,000	Ford Credit Floorplan Master Owner Trust, Series 13-1, Class C, 1.37%, due 01/15/18	7,472,351
4,824,000	Ford Credit Floorplan Master Owner Trust, Series 13-1, Class D, 1.82%, due 01/15/18	4,842,428

	Total Auto Floor Plan	34,029,023

	Auto Other — 0.3%
7,000,000	Hertz Fleet Lease Funding LP, Series 13-3, Class D, 144A, 1 mo. LIBOR + 2.00%, 2.16%, due 12/10/27	7,009,100

	Auto Rental — 2.5%
3,440,000	Avis Budget Rental Car Funding AESOP LLC, Series 10-5A, Class B, 144A, 5.11%, due 03/20/17	3,686,166
13,375,000	Avis Budget Rental Car Funding AESOP LLC, Series 11-5A, Class B, 144A, 4.72%, due 02/20/18	14,340,508
3,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 12-2A, Class B, 144A, 3.89%, due 05/20/18	3,177,390

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Rental — continued
10,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 13-1A, Class B, 144A, 2.62%, due 09/20/19	10,022,141
5,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 13-2A, Class C, 144A, 3.52%, due 02/20/20	4,985,800
4,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 14-1A, Class C, 144A, 3.75%, due 07/20/20	4,503,600
5,000,000	Hertz Vehicle Financing LLC, Series 09-2A, Class B2, 144A, 5.93%, due 03/25/16	5,190,625
7,500,000	Hertz Vehicle Financing LLC, Series 13-1A, Class B1, 144A, 1.86%, due 08/25/17	7,536,000

	Total Auto Rental	53,442,230

	Auto Retail — 14.8%
10,160,000	Ally Auto Receivables Trust, Series 12-A, Class D, 144A, 3.15%, due 10/15/18	10,495,280
15,430,000	AmeriCredit Automobile Receivables Trust, Series 12-2, Class E, 144A, 4.85%, due 08/08/19	16,156,799
12,962,000	AmeriCredit Automobile Receivables Trust, Series 12-3, Class E, 144A, 4.46%, due 11/08/19	13,571,097
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,512,214
9,000,000	AmeriCredit Automobile Receivables Trust, Series 13-3, Class E, 144A, 3.74%, due 12/08/20	8,962,470
7,212,291	California Republic Auto Receivables Trust, Series 12-1, Class A, 144A, 1.18%, due 08/15/17	7,199,532
4,500,000	California Republic Auto Receivables Trust, Series 12-1, Class C, 144A, 3.00%, due 01/15/20	4,555,368
13,120,000	California Republic Auto Receivables Trust, Series 13-1, Class C, 144A, 3.25%, due 03/16/20	13,265,921
660,684	CPS Auto Trust, Series 10-PG5, Class A, 144A, 9.25%, due 01/15/18	687,112
606,511	CPS Auto Trust, Series 11-C, Class D, 144A, 10.00%, due 03/15/19	628,023
565,414	CPS Auto Trust, Series 12-A, Class C, 144A, 6.51%, due 06/17/19	574,642
2,000,000	CPS Auto Trust, Series 12-D, Class D, 144A, 4.82%, due 03/16/20	2,007,040
800,000	CPS Auto Trust, Series 12-D, Class E, 144A, 7.26%, due 03/16/20	810,064
2,300,000	CPS Auto Trust, Series 13-A, Class D, 144A, 4.41%, due 06/15/20	2,291,674
1,200,000	CPS Auto Trust, Series 13-A, Class E, 144A, 6.41%, due 06/15/20	1,209,156

See accompanying notes to the financial statements.	23

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Retail — continued
14,535,810	CPS Auto Trust, Series 13-B, Class A, 144A, 1.82%, due 09/15/20	14,572,876
10,250,000	CPS Auto Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	10,249,795
2,820,000	CPS Auto Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	2,844,252
24,414,151	DT Auto Owner Trust, Series 11-3A, Class D, 144A, 5.83%, due 03/15/18	24,865,520
15,000,000	DT Auto Owner Trust, Series 12-2A, Class D, 144A, 4.35%, due 03/15/19	15,365,625
18,000,000	DT Auto Owner Trust, Series 13-1A, Class D, 144A, 3.74%, due 05/15/20	18,363,055
8,000,000	DT Auto Owner Trust, Series 13-2A, Class D, 144A, 4.18%, due 06/15/20	8,208,750
14,000,000	DT Auto Owner Trust, Series 14-1A, Class D, 144A, 3.98%, due 01/15/21	14,048,125
7,000,000	Exeter Automobile Receivables Trust, Series 13-1A, Class D, 144A, 5.05%, due 10/15/19	6,947,500
25,000,000	Exeter Automobile Receivables Trust, Series 13-2A, Class D, 144A, 6.81%, due 08/17/20	26,571,104
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class C, 144A, 3.57%, due 07/15/19	6,060,000
12,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	12,179,389
3,000,000	First Investors Auto Owner Trust, Series 12-2A, Class D, 144A, 3.79%, due 09/16/19	3,080,640
5,500,000	First Investors Auto Owner Trust, Series 13-2A, Class D, 144A, 3.58%, due 06/15/20	5,510,494
3,000,000	Flagship Credit Auto Trust, Series 12-1, Class C, 144A, 4.93%, due 05/15/18	3,150,000
2,287,898	Santander Consumer Acquired Receivables Trust, Series 11-WO, Class C, 144A, 3.19%, due 10/15/15	2,300,779
4,316,157	Santander Drive Auto Receivables Trust, Series 10-2, Class C, 3.89%, due 07/17/17	4,380,899
5,750,000	Santander Drive Auto Receivables Trust, Series 11-4, Class D, 4.74%, due 09/15/17	6,044,688
5,000,000	Santander Drive Auto Receivables Trust, Series 12-2, Class D, 3.87%, due 02/15/18	5,240,000
25,000,000	Santander Drive Auto Receivables Trust, Series 12-3, Class D, 3.64%, due 05/15/18	26,246,675
6,000,000	Santander Drive Auto Receivables Trust, Series 13-1, Class C, 1.76%, due 01/15/19	5,944,200
5,000,000	United Auto Credit Securitization Trust, Series 13-1, Class E, 144A, 4.40%, due 04/15/19	4,962,500

	Total Auto Retail	313,063,258

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Business Loans — 6.9%
1,743,925	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.52%, due 04/25/34	1,613,131
1,630,506	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.53%, due 01/25/35	1,504,142
6,669,603	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.55%, due 01/25/36	5,735,859
11,597,569	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, 1 mo. LIBOR + .28%, 0.44%, due 07/25/36	9,973,910
6,399,150	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.40%, due 07/25/37	5,215,307
18,489,229	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.46%, due 12/25/37	17,980,775
5,594,304	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.15%, due 05/28/39	2,716,029
5,875,778	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.45%, due 05/28/39	2,409,064
8,999,300	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.15%, due 02/28/40	6,572,189
5,000,000	CIT Equipment Collateral, Series 12-VT1, Class D, 144A, 4.12%, due 10/21/19	5,097,250
1,046,772	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.44%, due 05/15/32	994,434
3,787,424	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.39%, due 11/15/33	3,484,430
9,271,316	GE Business Loan Trust, Series 06-2A, Class A, 144A, 1 mo. LIBOR + .18%, 0.33%, due 11/15/34	8,436,897
15,284,363	GE Business Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .17%, 0.32%, due 04/16/35	14,214,458
15,622,693	GE Business Loan Trust, Series 07-1A, Class D, 144A, 1 mo. LIBOR + 1.00%, 1.15%, due 04/16/35	11,717,020
5,800,000	GE Dealer Floorplan Master Note Trust, Series 12-4, Class B, 1 mo. LIBOR + .70%, 0.85%, due 10/20/17	5,766,851
3,000,000	Great America Leasing Receivables, Series 12-1, Class C, 144A, 3.00%, due 11/15/18	3,065,100
2,841,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class D, 144A, 5.11%, due 09/15/21	2,864,475

24	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Business Loans — continued
5,700,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E1, 144A, 6.00%, due 09/15/21	5,646,933
2,282,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E2, 144A, 6.00%, due 09/15/21	2,136,356
4,469,451	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 02/25/30	4,181,887
2,762,299	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 09/25/30	2,555,126
2,500,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class C, 144A, 2.55%, due 01/18/19	2,501,092
5,000,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class D, 144A, 3.29%, due 01/18/19	5,003,880
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-1, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.41%, due 01/25/18	6,988,800
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-2, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.41%, due 09/25/18	7,027,167

	Total Business Loans	145,402,562

	CMBS — 5.5%
9,112,877	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.28%, due 12/15/20	9,021,749
17,000,000	Commercial Mortgage Pass-Through Certificates, Series 13-300P, Class D, 144A, 4.39%, due 08/10/30	15,655,828
611,304	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	613,597
23,940,000	Hilton USA Trust, Series 13-HLF, Class EFL, 144A, 1 mo. LIBOR + 3.75%, 3.91%, due 11/05/30	24,002,244
9,250,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 14-FBLU, Class D, 144A, 1 mo. LIBOR + 2.60%, 2.76%, due 12/15/28	9,257,400
14,854,615	Monty Parent Issuer, 144A, 3.47%, due 10/20/15	14,863,899
21,120,810	Monty Parent Issuer LLC, 144A, 4.25%, due 10/20/15	21,147,211
19,000,000	SCG Trust, Series 13-SRP1, Class D, 144A, 1 mo. LIBOR + 3.34%, 3.50%, due 11/15/26	18,426,200
3,098,825	VFC LLC, Series 13-1, Class A, 144A, 3.13%, due 03/20/26	3,098,825

	Total CMBS	116,086,953

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	CMBS Collateralized Debt Obligations — 0.8%
5,897,785	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52 *	5,898
18,107,336	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.49%, due 05/25/46	17,201,969

	Total CMBS Collateralized Debt Obligations	17,207,867

	Credit Cards — 2.4%
8,260,000	1st Financial Bank USA, Series 10-D, Class D, 144A, 7.86%, due 06/17/19	8,376,156
10,000,000	Citibank Credit Card Issuance Trust, Series 05-C2, Class C2, 1 mo. LIBOR + .47%, 0.63%, due 03/24/17	9,992,188
20,000,000	GE Capital Credit Card Master Note Trust, Series 09-4, Class C, 144A, 7.82%, due 11/15/17	20,850,600
10,000,000	GE Capital Credit Card Master Note Trust, Series 10-1, Class C, 144A, 5.75%, due 03/15/18	10,442,187

	Total Credit Cards	49,661,131

	Insured Business Loans — 0.0%
1,268,708	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.60%, due 10/25/30	1,014,966

	Insured Other — 1.0%
7,326,904	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 09/15/41	7,028,390
7,525,524	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 12/15/41	7,249,490
3,288,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	1,096,548
30,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	6,276,900

	Total Insured Other	21,651,328

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.3%
1,805,962	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.58%, due 07/25/34	1,733,723
1,673,656	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.54%, due 12/25/33	1,598,342
461,425	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.49%, due 03/25/34	445,275

See accompanying notes to the financial statements.	25

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Insured Residential Asset-Backed Securities (United States) ¿— continued
3,736,671	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.38%, due 11/25/35	3,531,154

	Total Insured Residential Asset-Backed Securities (United States)	7,308,494

	Insured Residential Mortgage-Backed Securities (United States) — 0.5%
374,133	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.50%, due 10/25/34	331,444
775,987	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.49%, due 01/25/35	657,649
6,759,329	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.30%, due 06/15/37	5,069,497
3,455,488	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.39%, due 10/25/34	3,129,290
103,997	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.62%, due 07/25/29	101,808
170,323	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.71%, due 08/15/30	141,368
248,688	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.60%, due 06/25/34	229,414
65,789	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.45%, due 12/25/32	60,855

	Total Insured Residential Mortgage-Backed Securities (United States)	9,721,325

	Insured Transportation — 0.0%
226,899	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.33%, due 08/18/21	225,107

	MBS Collateralized Debt Obligations — 0.3%
4,173,282	Banc of America Funding Corp., Series 12-R4, Class A, 144A, 1 mo. LIBOR + .26%, 0.42%, due 03/04/39	4,095,242
1,742,728	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 02/26/34	1,529,516

	Total MBS Collateralized Debt Obligation	5,624,758

	Other — 1.0%
4,208,333	Global SC Finance II SRL, Series 12-1A, Class A, 144A, 4.11%, due 07/19/27	4,252,521

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Other — continued
8,000,000	Guanay Finance Ltd., 144A, 6.00%, due 12/15/20	8,220,000
1,000,000	Invitation Homes Trust, Series 13-SFR1, Class D, 144A, 1 mo. LIBOR + 2.15%, 2.30%, due 12/17/30	1,002,500
6,000,000	Trafigura Securitisation Finance Plc, Series 12-1A, Class A, 144A, 1 mo. LIBOR + 2.40%, 2.55%, due 10/15/15	6,075,937

	Total Other	19,550,958

	Residential Asset-Backed Securities (United States) ¿ — 22.3%
1,082,025	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.55%, due 01/25/35	1,030,967
2,049,843	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.44%, due 02/25/36	819,937
2,075,999	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.34%, due 03/25/36	2,013,719
19,667,462	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.34%, due 10/25/36	10,079,574
3,675,923	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 05/25/36	3,087,775
639,294	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.25%, due 06/25/36	361,201
8,775,606	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 04/25/36	7,985,801
3,095,586	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.48%, due 09/25/35	1,547,793
7,610,502	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	2,930,043
8,847,432	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.50%, due 06/25/36	3,362,024
79,568	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.28%, due 09/25/36	20,688
399,871	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.33%, due 12/25/36	73,976
5,119,009	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.25%, due 01/25/37	2,905,037

26	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
2,936,465	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.23%, due 11/25/36	1,159,903
12,722,476	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.56%, due 05/25/37	826,961
1,786,905	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.20%, due 05/25/34	1,752,775
53,075,377	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 07/25/36	22,971,687
7,901,251	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.27%, due 09/25/36	3,200,007
10,405,687	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.35%, due 03/25/36	5,150,815
260,279	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.27%, due 05/25/36	97,605
8,646,809	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 06/25/36	3,266,872
8,472,050	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.31%, due 10/25/36	6,608,199
13,900,139	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.38%, due 05/25/37	12,510,125
2,981,976	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.27%, due 11/25/36	2,437,169
9,216,437	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.36%, due 11/25/36	4,311,449
1,654,936	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.48%, due 02/25/37	1,495,731
39,775,304	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.36%, due 02/25/37	36,294,965
2,780,792	Carrington Mortgage Loan Trust, Series 07-RFC1, Class A1, 1 mo. LIBOR + .05%, 0.21%, due 12/25/36	2,697,368
5,683,351	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.32%, due 06/25/36	5,592,417
63,582	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.70%, due 04/25/33	62,793

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
11,924,666	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 12/25/36	5,664,216
484,018	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 11/25/36	469,497
12,593,549	Citigroup Mortgage Loan Trust, Inc., Series 07-AMC4, Class A2B, 1 mo. LIBOR + .14%, 0.30%, due 05/25/37	11,963,872
28,778,399	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.30%, due 02/25/37	27,339,479
462,399	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.46%, due 04/25/34	358,504
2,838,931	FBR Securitization Trust, Series 05-3, Class AV24, 1 mo. LIBOR + .34%, 0.84%, due 10/25/35	2,540,843
23,048,881	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF3, Class A2B, 1 mo. LIBOR + .20%, 0.36%, due 02/25/36	20,974,482
9,346,100	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.32%, due 04/25/36	6,939,479
7,494,229	Fremont Home Loan Trust, Series 06-1, Class 2A3, 1 mo. LIBOR + .18%, 0.34%, due 04/25/36	6,388,830
2,679,823	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.35%, due 05/25/36	263,795
1,342,745	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.26%, due 08/25/36	571,296
20,460,614	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.32%, due 08/25/36	8,440,003
12,162,420	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.31%, due 08/25/36	5,606,875
1,702,721	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.44%, due 01/20/35	1,671,860
5,729,482	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.31%, due 01/20/36	5,589,826
27,399,172	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.28%, due 12/25/36	15,384,635
1,861,615	JP Morgan Mortgage Acquisition Corp., Series 07-CH3, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 03/25/37	1,782,497

See accompanying notes to the financial statements.	27

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
738,846	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.41%, due 10/25/35	734,229
13,650,259	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.31%, due 03/25/36	9,026,234
10,707,598	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 06/25/36	5,567,951
21,918,683	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 08/25/36	8,109,913
13,584,715	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.32%, due 10/25/36	7,811,211
5,768,216	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.48%, due 03/25/36	1,182,484
22,100,858	Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-3, Class A2B, 1 mo. LIBOR + .13%, 0.29%, due 06/25/37	15,539,666
4,432,734	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.28%, due 02/25/37	2,146,330
186,171	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.44%, due 01/25/47	171,501
1,365,384	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.96%, due 08/25/34	1,288,595
4,905,670	Morgan Stanley Capital, Inc., Series 06-HE6, Class A2FP, 1 mo. LIBOR + .06%, 0.22%, due 09/25/36	2,557,080
953,363	Morgan Stanley Capital, Inc., Series 06-HE7, Class A2FP, 1 mo. LIBOR + .08%, 0.24%, due 09/25/36	757,923
1,538,983	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.33%, due 03/25/36	1,456,170
30,418,044	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.39%, due 02/25/37	12,541,664
1,415,166	Morgan Stanley Home Equity Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .10%, 0.26%, due 12/25/36	820,796
9,031,621	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.32%, due 04/25/36	5,984,713
1,248,969	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.26%, due 04/25/37	689,693

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
9,269,704	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 11/25/36	4,356,761
17,005,000	Nomura Home Equity Loan, Inc., Series 06-HE1, Class M1, 1 mo. LIBOR + .41%, 0.57%, due 02/25/36	13,944,100
900,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.31%, due 07/25/36	610,594
16,143,426	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.42%, due 12/25/35	12,980,929
2,349,650	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.35%, due 09/25/45	2,305,007
8,166,628	Residential Asset Mortgage Products, Inc., Series 07-RZ1, Class A2, 1 mo. LIBOR + .16%, 0.32%, due 02/25/37	7,268,299
834,336	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.41%, due 01/25/36	828,078
10,000,000	Residential Asset Securities Corp., Series 07-KS3, Class AI3, 1 mo. LIBOR + .25%, 0.41%, due 04/25/37	8,550,000
262,783	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.70%, due 03/25/35	204,232
12,329,787	Saxon Asset Securities Trust, Series 06-2, Class A3C, 1 mo. LIBOR + .15%, 0.31%, due 09/25/36	10,930,356
6,802,850	Securitized Asset Backed Receivables LLC, Series 06-NC2, Class A3, 1 mo. LIBOR + .24%, 0.40%, due 03/25/36	5,867,458
19,348,350	Securitized Asset Backed Receivables LLC, Series 06-WM1, Class A2C, 1 mo. LIBOR + .29%, 0.45%, due 12/25/35	16,349,356
724,488	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 07/25/36	347,754
9,300,000	SG Mortgage Securities Trust, Series 06-FRE1, Class A2C, 1 mo. LIBOR + .27%, 0.43%, due 02/25/36	4,756,020
20,713,283	SG Mortgage Securities Trust, Series 06-FRE2, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 07/25/36	8,544,229
7,286,599	Soundview Home Equity Loan Trust, Series 07-OPT1, Class 2A1, 1 mo. LIBOR + .08%, 0.24%, due 06/25/37	4,053,171
17,720,162	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 06/25/37	10,632,097
3,681,280	Specialty Underwriting & Residential Finance, Series 06-BC4, Class A2B, 1 mo. LIBOR + .11%, 0.27%, due 09/25/37	2,797,773

28	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
3,781,335	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.36%, due 01/25/36	3,692,852
341,608	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.74%, due 11/25/35	338,192
13,606,161	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.56%, due 06/25/37	7,075,204

	Total Residential Asset-Backed Securities (United States)	471,423,980

	Residential Mortgage-Backed Securities (Australian) —2.0%
3,702,691	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.30%, due 07/20/38	3,663,179
5,620,554	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.30%, due 04/19/38	5,514,843
859,009	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.75%, due 09/27/35	841,021
8,897,719	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.64%, due 03/14/36	8,571,084
712,298	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.64%, due 12/08/36	689,148
878,585	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.53%, due 05/27/38	845,418
3,842,714	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.29%, due 06/14/37	3,834,891
214,394	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.27%, due 02/27/39	213,966
3,281,804	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.31%, due 10/20/37	3,272,189
4,661,593	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.37%, due 02/21/38	4,570,226
4,090,261	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 06/12/40	4,089,950
5,828,842	Westpac Securitization Trust, Series 07-1G, Class A2A, 144A, 3 mo. LIBOR + .05%, 0.28%, due 05/21/38	5,820,099

	Total Residential Mortgage-Backed Securities (Australian)	41,926,014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities (European) — 3.0%
9,365,852	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.47%, due 09/20/66	8,941,588
15,340,895	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.44%, due 01/13/39	14,931,294
2,210,214	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.23%, due 12/20/54	2,183,315
145,844	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .08%, 0.23%, due 12/20/54	144,050
1,088,021	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.53%, due 09/20/44	1,089,109
4,759,682	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	4,664,488
2,988,672	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.53%, due 12/21/37	3,124,096
11,113,617	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.46%, due 11/15/38	10,144,955
6,625,630	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.44%, due 09/15/39	5,951,141
6,446,211	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.66%, due 05/15/34	5,877,010
3,191,269	Saecure BV, Series 11A, Class A1A, 144A, 3 mo. LIBOR + 1.55%, 1.79%, due 07/30/92	3,229,884
2,000,000	Silverstone Master Issuer, Series 12-1A, Class 1A, 144A, 3 mo. LIBOR + 1.55%, 1.79%, due 01/21/55	2,028,200

	Total Residential Mortgage-Backed Securities (European)	62,309,130

	Residential Mortgage-Backed Securities (United States) — 4.5%
429,721	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.46%, due 08/25/35	364,188
14,690,721	Opteum Mortgage Acceptance Corp., Series 06-2, Class A1C, 1 mo. LIBOR + .27%, 0.43%, due 07/25/36	10,283,505
15,127,191	Stanwich Mortgage Loan Trust, Series 13-NPL2, Class A, 144A, 3.23%, due 04/16/59	15,127,191
7,200,000	Vericrest Opportunity Loan Transferee, Series 14-NPL1, Class A1, 144A, 3.63%, due 10/27/53	7,200,000

See accompanying notes to the financial statements.	29

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities (United States) — continued
8,000,000	Vericrest Opportunity Loan Transferee, Series 14-NPL2, Class A1, 144A, 3.63%, due 11/25/53	8,000,000
4,576,245	Vericrest Opportunity Loan Transferee, Series 13-NPL4, Class A1, 144A, 3.96%, due 11/25/53	4,607,707
8,735,846	Vericrest Opportunity Loan Transferee, Series 13-NPL5, Class A1, 144A, 3.63%, due 04/25/55	8,768,605
18,958,348	Vericrest Opportunity Loan Transferee, Series 13-NPL6, Class A1, 144A, 3.63%, due 03/25/54	19,017,593
8,976,391	Vericrest Opportunity Loan Transferee, Series 13-NPL7, Class A1, 144A, 3.63%, due 11/25/53	9,004,442
16,747,474	Washington Mutual Mortgage Pass-Through, Series 06-AR10, Class A2A, 1 mo. LIBOR + .17%, 0.33%, due 12/25/36	12,895,555

	Total Residential Mortgage-Backed Securities (United States)	95,268,786

	Student Loans — 10.4%
22,900,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.49%, due 01/25/24	22,327,500
15,000,000	National Collegiate Student Loan Trust, Series 05-2, Class A4, 1 mo. LIBOR + .27%, 0.43%, due 09/25/29	13,218,750
5,000,000	National Collegiate Student Loan Trust, Series 05-3, Class A4, 1 mo. LIBOR + .28%, 0.44%, due 04/25/29	4,525,000
2,334,692	National Collegiate Student Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .19%, 0.35%, due 05/25/26	2,314,993
8,610,898	National Collegiate Student Loan Trust, Series 06-3, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 10/25/27	8,395,626
2,450,000	National Collegiate Student Loan Trust, Series 06-3, Class A4, 1 mo. LIBOR + .27%, 0.43%, due 03/26/29	2,076,375
17,283,771	National Collegiate Student Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .13%, 0.29%, due 11/27/28	16,851,677
6,547,483	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.33%, due 12/23/19	6,540,019
21,258,000	SLC Student Loan Trust, Series 06-A, Class C, 3 mo. LIBOR + .45%, 0.69%, due 07/15/36	17,856,720
14,187,313	SLC Student Loan Trust, Series 09-AA, Class A, 144A, Prime + 1.50%, 4.75%, due 06/15/33	12,795,182

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
4,203,176	SLM Private Credit Student Loan Trust, Series 04-B, Class B, 3 mo. LIBOR + .47%, 0.71%, due 09/15/33	3,848,974
8,000,000	SLM Student Loan Trust, Series 04-A, Class A3, 3 mo. LIBOR + .40%, 0.64%, due 06/15/33	7,200,000
3,957,620	SLM Student Loan Trust, Series 04-A, Class B, 3 mo. LIBOR + .58%, 0.82%, due 06/15/33	3,651,380
8,500,000	SLM Student Loan Trust, Series 04-B, Class A3, 3 mo. LIBOR + .33%, 0.57%, due 03/15/24	7,735,000
9,000,000	SLM Student Loan Trust, Series 04-B, Class A4, 3 mo. LIBOR + .43%, 0.67%, due 09/15/33	7,492,500
5,698,180	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.32%, due 04/27/20	5,646,663
8,664,879	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.31%, due 04/27/20	8,640,530
14,000,000	SLM Student Loan Trust, Series 05-A, Class A3, 3 mo. LIBOR + .20%, 0.44%, due 06/15/23	13,300,000
13,000,000	SLM Student Loan Trust, Series 06-C, Class A4, 3 mo. LIBOR + .17%, 0.41%, due 03/15/23	12,707,500
6,262,455	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR + .00%, 0.24%, due 07/25/17	6,248,740
1,670,018	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.49%, due 01/25/19	1,670,018
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 0.99%, due 01/25/19	10,902,938
6,654,326	SLM Student Loan Trust, Series 10-A, Class 2A, 144A, 1 mo. LIBOR + 3.25%, 3.40%, due 05/16/44	7,050,466
6,000,000	SLM Student Loan Trust, Series 11-B, Class A3, 144A, 1 mo. LIBOR + 2.25%, 2.40%, due 06/16/42	6,246,000
3,000,000	SLM Student Loan Trust, Series 12-B, Class A2, 144A, 3.48%, due 10/15/30	3,138,900
7,000,000	SLM Student Loan Trust, Series 14-A, Class B, 144A, 3.50%, due 11/15/44	6,628,671

	Total Student Loans	219,010,122

	Time Share — 5.3%
1,343,804	BXG Receivables Note Trust, Series 10-A, Class B, 144A, 7.50%, due 03/02/26	1,440,558
3,276,969	BXG Receivables Note Trust, Series 12-A, Class B, 144A, 3.99%, due 12/02/27	3,305,643

30	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Time Share — continued
6,509,991	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	6,554,779
10,533,006	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	10,518,986
3,818,215	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	3,818,917
5,078,637	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	5,229,463
1,438,079	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	1,492,041
163,743	Sierra Receivables Funding Co. LLC, Series 11-1A, Class B, 144A, 4.23%, due 04/20/26	167,900
3,518,778	Sierra Receivables Funding Co. LLC, Series 12-1A, Class B, 144A, 3.58%, due 11/20/28	3,584,464
7,627,311	Sierra Receivables Funding Co. LLC, Series 12-2A, Class B, 144A, 3.42%, due 03/20/29	7,774,929
1,894,960	Sierra Receivables Funding Co. LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	1,894,960
4,368,737	Sierra Receivables Funding Co. LLC, Series 13-1A, Class B, 144A, 2.39%, due 11/20/29	4,377,693
11,676,539	Sierra Receivables Funding Co. LLC, Series 13-2A, Class C, 144A, 4.75%, due 11/20/25	11,751,981
9,566,959	Silverleaf Finance LLC, Series 12-D, Class B, 144A, 4.45%, due 03/17/25	9,811,299
11,581,429	Silverleaf Finance LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	11,710,469
732,232	Silverleaf Finance Vii LLC, Series 10-A, Class B, 144A, 8.00%, due 07/15/22	760,295
318,362	Silverleaf Finance Vii LLC, Series 10-A, Class C, 144A, 10.00%, due 07/15/22	328,497
8,756,738	Welk Resorts LLC, Series 13-AA, Class A, 144A, 3.10%, due 03/15/29	8,780,381
2,014,786	Westgate Resorts LLC, Series 12-1, Class B, 144A, 5.50%, due 09/20/25	2,033,674
1,054,428	Westgate Resorts LLC, Series 12-2A, Class B, 144A, 4.50%, due 01/20/25	1,066,950
1,581,643	Westgate Resorts LLC, Series 12-2A, Class C, 144A, 9.00%, due 01/20/25	1,624,644
3,068,972	Westgate Resorts LLC, Series 12-3A, Class A, 144A, 2.50%, due 03/20/25	3,076,644
5,225,692	Westgate Resorts LLC, Series 13-1A, Class A, 144A, 2.25%, due 08/20/25	5,227,325
5,225,692	Westgate Resorts LLC, Series 13-1A, Class B, 144A, 3.75%, due 08/20/25	5,277,949

	Total Time Share	111,610,441

Par Value ($) / Shares	Description	Value ($)
	Asset-Backed Securities — continued
	Whole Business — 3.6%
32,628,750	CKE Restaurant Holdings, Inc., Series 13-1A, Class A2, 144A, 4.47%, due 03/20/43	33,107,087
10,670,000	Dominos Pizza Master Issuer LLC, Series 12-1A, Class A2, 144A, 5.22%, due 01/25/42	11,433,332
9,156,626	Fairway Outdoor Funding LLC, Series 12-1A, Class A2, 144A, 4.21%, due 10/15/42	9,292,328
20,752,492	Sonic Capital LLC, Series 11-1A, Class A2, 144A, 5.44%, due 05/20/41	22,261,862

	Total Whole Business	76,094,609

	Total Asset-Backed Securities	1,895,539,661

	U.S. Government Agency — 1.3%
967,881	Agency for International Development Floater (Support of Jamaica), 3 mo. LIBOR + 0.30%, 0.53%, due 10/01/18 (a)	946,758
10,862,500	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR – .02%, 0.32%, due 02/01/25 (a)	10,171,970
9,750,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + 0.15%, 0.48%, due 10/29/26 (a)	9,151,030
72,843	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + 0.35%, 0.43%, due 05/01/14 (a)	72,714
14,976	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill + 0.35%, 0.43%, due 05/01/14 (a)	14,949
6,697,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.33%, due 07/01/23 (a)	6,336,917
200,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	210,960

	Total U.S. Government Agency	26,905,298

	TOTAL DEBT OBLIGATIONS (COST $2,115,293,584)	1,922,444,959

	MUTUAL FUNDS — 2.5%

	Affiliated Issuers — 2.5%
2,121,273	GMO U.S. Treasury Fund	53,031,828

	TOTAL MUTUAL FUNDS (COST $53,031,828)	53,031,828

See accompanying notes to the financial statements.	31

GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.7%

	Money Market Funds — 0.5%
9,834,723	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	9,834,723

	U.S. Government — 6.2%
50,000,000	U.S. Treasury Bill, 0.05%, due 05/29/14 (c)	49,993,950
50,000,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (c)	49,989,550
32,000,000	U.S. Treasury Bill, 0.07%, due 04/17/14 (c) (d)	31,997,096

	Total U.S. Government	131,980,596

	TOTAL SHORT-TERM INVESTMENTS (COST $141,815,180)	141,815,319

	TOTAL INVESTMENTS — 100.3% (Cost $2,310,140,592)	2,117,292,106
	Other Assets and Liabilities (net) — (0.3%)	(6,212,205)

	TOTAL NET ASSETS — 100.0%	$2,111,079,901

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
1,142	U.S. Treasury Note 5 Yr. (CBT)	June 2014	$136,879,406	$(309,627)
146	U.S. Treasury Note 10Yr. (CBT)	June 2014	18,181,563	(87,131)

			$155,060,969	$(396,758)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
50,000,000	USD	2/5/2019	CSS(e)	(Pay)	1.57%	3 Month USD LIBOR	$10,701

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(e)	Interest rate swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 79.

32	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Country Debt Fund returned +0.3% for the fiscal year ended February 28, 2014, outperforming the Fund’s benchmark during the fiscal year by 3.3%.

The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) lost 3.0% during the same period. EMBIG spreads over U.S. Treasuries widened 56 basis points to 344 basis points, while the yield on the 10-year U.S. Treasury bond rose by 77 basis points to 2.7%.

The EMBIG’s biggest gainers of the fiscal year were Argentina (+42.0%), Pakistan (+21.6%), and Egypt (+13.5%). The worst performing countries were Venezuela (-17.3%), Zambia (-10.2%), and El Salvador (-10.1%).

Market selection added 265 basis points to the Fund’s relative performance. Overweighting Argentina and Pakistan and underweighting Indonesia made positive contributions relative to EMBIG. The Fund’s Venezuela overweight and Lebanon underweight detracted from relative performance.

Security selection was roughly flat for the year. Index holdings in Peru and Mexico plus out-of-index allocations to Greece and Tunisia added value, which was offset by underperformance in our positions in Argentina, Turkey, and Hungary. Asset-backed securities, which averaged 3% of the portfolio over the fiscal year, added 53 basis points to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

34

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Country Debt Fund Class III Shares and the J.P. Morgan EMBI Global

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and 0.50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

35

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.5%
Short-Term Investments	3.9
Loan Participations	2.2
Rights/Warrants	0.4
Loan Assignments	0.3
Options Purchased	0.0	^
Futures Contracts	(0.0)	^
Written Options	(0.1)
Forward Currency Contracts	(0.1)
Reverse Repurchase Agreements	(0.4)
Swap Contracts	(0.8)
Other	1.1

	100.0%

Country/Region Summary**	% of Investments
Mexico	13.0%
Russia	7.3
Turkey	7.2
Venezuela	7.2
Brazil	6.4
Indonesia	5.5
Argentina	4.7
Philippines	3.6
Hungary	3.0
Croatia	2.9
Tunisia	2.9
Colombia	2.6
Congo Republic	2.4
United States	1.8
Ukraine	1.7
South Africa	1.5
China	1.3
Dominican Republic	1.2
Malaysia	1.2
Pakistan	1.2
Peru	1.1
United Kingdom	1.0
Greece	0.9
Iraq	0.9
Sri Lanka	0.9
Uruguay	0.9
Chile	0.8
Israel	0.8
Ivory Coast	0.8
Serbia	0.8
Italy	0.8
Gabon	0.7
Korea	0.7
Angola	0.6
Panama	0.6
Romania	0.6
Vietnam	0.6
Austria	0.6
Bahrain	0.5
Costa Rica	0.5

Country/Region Summary**	% of Investments
Honduras	0.5%
Lithuania	0.5
Nigeria	0.5
Bahamas	0.4
El Salvador	0.4
Mongolia	0.4
Slovenia	0.4
Thailand	0.4
Armenia	0.3
Belize	0.3
Iceland	0.3
Qatar	0.3
Zambia	0.3
Belarus	0.2
Ghana	0.2
Jamaica	0.2
Senegal	0.2
Bosnia	0.1
Ecuador	0.1
Grenada	0.1
Guatemala	0.1
Trinidad & Tobago	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in the funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

^	Rounds to 0.0%.

36

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 91.7%

		Albania — 0.7%
		Foreign Government Obligations
EUR	3,760,000	Albania Government International Bond, 7.50%, due 11/04/15	5,449,426
USD	24,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	15,646,129

		Total Albania	21,095,555

		Argentina — 8.3%
		Foreign Government Obligations — 7.4%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	4,319,999
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, due 03/31/23 (b)	1,756,931
EUR	18,258,165	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	17,011,182
USD	57,483,558	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	40,957,035
USD	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	8,294,862
EUR	338,220,524	Republic of Argentina GDP Linked, due 12/15/35 (c)	35,947,135
EUR	228,500,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	115,710,233
USD	5,440,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	2,279,360

			226,276,737

		Judgments — 0.9%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, due 03/31/23 (b) (d) (e)	17,920,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (b) (d) (e)	8,880,000

			26,800,000

		Total Argentina	253,076,737

		Armenia — 0.6%
		Foreign Government Obligations
USD	17,000,000	Republic of Armenia, Reg S, 6.00%, due 09/30/20	17,488,750

		Bahrain — 0.6%
		Foreign Government Obligations
USD	18,000,000	Bahrain Government International Bond, Reg S, 6.13%, due 08/01/23	19,800,000

Par Value		Description	Value ($)

		Barbados — 0.1%
		Foreign Government Obligations
USD	2,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	2,408,000

		Belarus — 0.2%
		Foreign Government Obligations
USD	5,000,000	Republic of Belarus, Reg S, 8.95%, due 01/26/18	5,075,000

		Belize — 0.3%
		Foreign Government Obligations
USD	13,033,400	Republic of Belize, Reg S, Step Up, 5.00%, due 02/20/38	9,123,380

		Bosnia & Herzegovina — 0.2%
		Foreign Government Obligations
DEM	9,237,120	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 1.19%, due 12/11/17	5,769,290

		Brazil — 3.1%
		Corporate Debt — 0.4%
USD	12,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	11,781,720

		Foreign Government Agency — 1.0%
USD	31,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.75%, due 09/26/23	31,775,000

		Foreign Government Obligations — 1.7%
USD	20,000,000	Republic of Brazil, 7.13%, due 01/20/37	23,300,000
USD	21,000,000	Republic of Brazil, 8.25%, due 01/20/34	27,090,000

			50,390,000

		Total Brazil	93,946,720

		Chile — 0.6%
		Corporate Debt
USD	17,000,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97	19,550,000

		Colombia — 1.7%
		Foreign Government Agency — 0.6%
USD	17,000,000	Ecopetrol SA, 7.38%, due 09/18/43	19,125,000

		Foreign Government Obligations — 1.1%
USD	18,000,000	Colombia Government International Bond, 5.63%, due 02/26/44	18,495,000
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	8,936,000

See accompanying notes to the financial statements.	37

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)

		Colombia — continued
		Foreign Government Obligations — continued
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (d)	5,667,645

			33,098,645

		Total Colombia	52,223,645

		Congo Republic (Brazzaville) — 2.9%
		Foreign Government Obligations
USD	99,594,614	Republic of Congo, Reg S, Series INTL, Step Up, 3.00%, due 06/30/29	88,639,206

		Costa Rica — 0.4%
		Foreign Government Agency — 0.3%
USD	9,000,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	7,560,000
USD	2,000,000	Instituto Costarricense de Electricidad, Reg S, 6.95%, due 11/10/21	2,085,000

			9,645,000

		Foreign Government Obligations — 0.1%
USD	3,000,000	Costa Rica Government International Bond, Reg S, 5.63%, due 04/30/43	2,542,500

		Total Costa Rica	12,187,500

		Croatia — 2.0%
		Foreign Government Obligations
USD	24,000,000	Croatia Government International Bond, Reg S, 5.50%, due 04/04/23	24,150,000
USD	28,000,000	Croatia Government International Bond, Reg S, 6.00%, due 01/26/24	28,910,000
USD	6,000,000	Croatia Government International Bond, Reg S, 6.38%, due 03/24/21	6,480,000

		Total Croatia	59,540,000

		Dominican Republic — 2.4%
		Asset-Backed Securities — 0.8%
USD	26,219,800	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24 (d)	25,184,991

		Foreign Government Agency — 0.2%
USD	5,800,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	5,408,500

		Foreign Government Obligations — 1.4%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	8,760,000
USD	38,607,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.14%, due 08/30/24	32,815,950

			41,575,950

		Total Dominican Republic	72,169,441

Par Value		Description	Value ($)

		Ecuador — 0.2%
		Foreign Government Obligations
USD	11,587,000	Republic of Ecuador, Step Up, Reg S, 10.00%, due 08/15/30 (b)	4,634,800

		El Salvador — 0.3%
		Foreign Government Obligations
USD	10,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	9,300,000

		Gabon — 0.4%
		Foreign Government Obligations
USD	13,000,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	13,341,900

		Ghana — 0.2%
		Foreign Government Obligations
USD	5,000,000	Republic of Ghana, Reg S, 7.88%, due 08/07/23	4,637,500

		Greece — 0.6%
		Foreign Government Obligations
EUR	20,882,000	Hellenic Republic Government Bond, Step Up, 2.00%, due 02/24/36	17,568,989

		Grenada — 0.1%
		Foreign Government Obligations
USD	9,000,000	Republic of Grenada, Reg S, Step Up, 4.50%, due 09/15/25 (b)	2,970,000

		Guatemala — 0.1%
		Foreign Government Obligations
USD	3,500,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	4,348,750

		Honduras — 0.7%
		Foreign Government Obligations
USD	8,000,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	7,820,000
USD	14,000,000	Republic of Honduras, Reg. S, 8.75%, due 12/16/20	15,015,000

		Total Honduras	22,835,000

		Hungary — 1.9%
		Foreign Government Obligations
USD	51,500,000	Hungary Government International Bond, 7.63%, due 03/29/41	58,195,000

		Iceland — 0.4%
		Foreign Government Obligations
USD	11,000,000	Iceland Government International Bond, Reg S, 5.88%, due 05/11/22	11,784,300

38	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)

		Indonesia — 4.1%
		Foreign Government Agency — 1.7%
USD	10,600,000	Majapahit Holding BV, Reg S, 7.75%, due 01/20/20	12,137,000
USD	28,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	30,597,000
USD	10,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	9,594,000

			52,328,000

		Foreign Government Obligations — 2.4%
USD	12,500,000	Indonesia Government International Bond, Reg S, 4.63%, due 04/15/43 (f)	10,531,250
USD	33,800,000	Indonesia Government International Bond, Reg. S, 5.25%, due 01/17/42	30,673,500
USD	9,000,000	Indonesia Government International Bond, Reg. S, 6.63%, due 02/17/37	9,528,750
USD	20,000,000	Indonesia Government International Bond, Reg. S, 6.75%, due 01/15/44	21,626,000

			72,359,500

		Total Indonesia	124,687,500

		Iraq — 0.4%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	12,862,500

		Israel — 0.8%
		Foreign Government Agency
USD	14,000,000	Israel Electric Corp. Ltd., Reg S, 6.88%, due 06/21/23	15,162,000
USD	3,300,000	Israel Electric Corp. Ltd., Reg S, 7.88%, due 12/15/26	3,773,550
USD	4,637,000	Israel Electric Corp. Ltd., Reg S, 8.10%, due 12/15/96	4,729,740

		Total Israel	23,665,290

		Ivory Coast — 0.7%
		Foreign Government Obligations
USD	25,265,000	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	22,359,525

		Jamaica — 0.1%
		Foreign Government Agency
USD	3,000,000	National Road Operating & Construction Co. Ltd., Reg S, 9.38%, due 11/10/24	3,066,000

		Latvia — 0.1%
		Foreign Government Obligations
USD	4,000,000	Republic of Latvia, Reg S, 5.25%, due 06/16/21	4,407,578

Par Value		Description	Value ($)

		Lithuania — 0.4%
		Foreign Government Obligations
USD	11,500,000	Republic of Lithuania, Reg S, 6.63%, due 02/01/22	13,699,375

		Mexico — 9.3%
		Foreign Government Agency — 1.8%
USD	41,000,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	44,843,750
USD	8,500,000	Petroleos Mexicanos, 144A, 6.38%, due 01/23/45	9,018,500
USD	1,360,000	Petroleos Mexicanos, 9.50%, due 09/15/27	1,652,400

			55,514,650

		Foreign Government Obligations — 7.5%
USD	189,484,000	United Mexican States, 5.75%, due 10/12/2110	180,957,220
GBP	23,794,000	United Mexican States, GMTN, 6.75%, due 02/06/24	47,912,731

			228,869,951

		Total Mexico	284,384,601

		Mongolia — 0.3%
		Foreign Government Obligations
USD	12,000,000	Mongolia Government International Bond, Reg S, 5.13%, due 12/05/22	9,600,000

		Montenegro — 0.1%
		Foreign Government Obligations
EUR	2,000,000	Montenegro Government International Bond, 7.25%, due 04/08/16	2,898,631

		Nigeria — 0.5%
		Foreign Government Obligations
USD	8,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23	8,484,000
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	6,450,750

		Total Nigeria	14,934,750

		Pakistan — 0.5%
		Foreign Government Obligations
USD	17,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	14,535,000

		Panama — 0.4%
		Foreign Government Obligations
USD	14,408,000	Panama Government International Bond, 4.30%, due 04/29/53	11,526,400
USD	1,535,000	Panama Government International Bond, 8.13%, due 04/28/34	1,888,050

		Total Panama	13,414,450

See accompanying notes to the financial statements.	39

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)

		Peru — 1.1%
		Foreign Government Agency — 0.3%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	8,156,060

		Foreign Government Obligations — 0.8%
USD	5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27	5,000,000
USD	20,000,000	Republic of Peru, 5.63%, due 11/18/50	20,750,000

			25,750,000

		Total Peru	33,906,060

		Philippines — 4.1%
		Foreign Government Agency — 3.0%
USD	25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	33,923,447
USD	40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	57,986,500

			91,909,947

		Foreign Government Obligations — 1.1%
USD	26,720,000	Republic of Philippines, 6.38%, due 01/15/32	32,498,200

		Total Philippines	124,408,147

		Qatar — 0.2%
		Foreign Government Obligations
USD	5,000,000	Qatar Government International Bond, Reg S, 5.75%, due 01/20/42	5,450,000

		Romania — 0.5%
		Foreign Government Obligations
USD	8,000,000	Romanian Government International Bond, 144A, 6.13%, due 01/22/44	8,360,000
USD	6,000,000	Romanian Government International Bond, Reg S, 6.75%, due 02/07/22	7,035,000

		Total Romania	15,395,000

		Russia — 5.1%
		Corporate Debt — 3.3%
USD	27,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	24,806,250
USD	27,000,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	31,860,000
USD	12,000,000	Sberbank of Russia Via SB Capital SA, 144A, 5.13%, due 10/29/22	11,430,000
USD	3,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.72%, due 06/16/21	3,135,000
USD	26,600,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	28,063,000

			99,294,250

Par Value		Description	Value ($)

		Russia — continued
		Foreign Government Obligations — 1.8%
USD	55,000,000	Russian Foreign Bond – Eurobond, Reg S, 5.88%, due 09/16/43	55,412,500

		Total Russia	154,706,750

		Senegal — 0.3%
		Foreign Government Obligations
USD	8,750,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	9,712,500

		Serbia — 1.1%
		Foreign Government Obligations
USD	5,651,514	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	5,693,901
USD	24,000,000	Republic of Serbia, 7.25%, due 09/28/21	26,820,000

		Total Serbia	32,513,901

		Slovenia — 0.5%
		Foreign Government Obligations
USD	15,000,000	Slovenia Government International Bond, Reg S, 5.85%, due 05/10/23	16,132,500

		South Africa — 0.7%
		Foreign Government Agency — 0.2%
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	2,352,304
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	2,098,540

			4,450,844

		Foreign Government Obligations — 0.5%
USD	15,000,000	South Africa Government International Bond, 5.88%, due 09/16/25	16,087,500

		Total South Africa	20,538,344

		South Korea — 0.8%
		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	8,966,486
USD	5,000,000	Korea Gas Corp., Reg S, 6.25%, due 01/20/42	6,126,500
USD	8,000,000	Korea Hydro & Nuclear Power Co. Ltd., Reg S, 4.75%, due 07/13/21	8,686,480

		Total South Korea	23,779,466

		Sri Lanka — 0.9%
		Foreign Government Obligations
USD	19,150,000	Sri Lanka Government International Bond, Reg S, 5.88%, due 07/25/22	18,958,500
USD	8,500,000	Sri Lanka Government International Bond, Reg S, 6.25%, due 07/27/21	8,861,250

		Total Sri Lanka	27,819,750

40	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)

		Thailand — 0.3%
		Foreign Government Agency
USD	7,000,000	PTT PCL, Reg S, 4.50%, due 10/25/42	5,531,190
USD	4,000,000	PTTEP Canada International Finance Ltd., Reg S, 5.69%, due 04/05/21	4,345,528

		Total Thailand	9,876,718

		Trinidad And Tobago — 0.2%
		Foreign Government Agency
USD	6,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	7,485,000

		Tunisia — 2.2%
		Foreign Government Agency
JPY	2,000,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31	14,640,857
JPY	7,000,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30	52,618,650

		Total Tunisia	67,259,507

		Turkey — 5.0%
		Corporate Debt — 0.2%
USD	5,000,000	Turkiye Halk Bankasi AS, Reg S, 4.88%, due 07/19/17	5,037,500

		Foreign Government Agency — 0.0%
USD	1,000,000	Export Credit Bank of Turkey, Reg S, 5.38%, due 11/04/16	1,032,500

		Foreign Government Obligations — 4.8%
EUR	18,000,000	Republic of Turkey, 4.35%, due 11/12/21	25,466,542
USD	64,000,000	Republic of Turkey, 6.75%, due 05/30/40	66,400,000
USD	53,000,000	Turkey Government International Bond, 6.63%, due 02/17/45	53,795,000

			145,661,542

		Total Turkey	151,731,542

		Ukraine — 1.2%
		Foreign Government Obligations
USD	4,000,000	City of Kyiv Via Kyiv Finance PLC, Reg S, 9.38%, due 07/11/16	3,200,000
USD	36,381,000	Ukraine Government International Bond, Reg S, 7.95%, due 02/23/21	32,515,519

		Total Ukraine	35,715,519

		United States — 8.9%
		Asset-Backed Securities — 1.7%
USD	2,549,137	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.63%, due 05/15/24	1,140,738
USD	120,134	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.50%, due 10/25/34	106,427

Par Value		Description	Value ($)

		United States — continued
		Asset-Backed Securities — continued
USD	604,146	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.60%, due 10/25/30	483,317
USD	13,113,148	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.39%, due 12/15/35¿	10,818,347
USD	9,509,167	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.39%, due 12/15/35¿	6,870,373
USD	4,878,672	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.35%, due 05/15/36¿	4,012,708
USD	2,991,729	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.51%, due 11/25/35¿	712,031
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.39%, due 05/25/37¿	2,451,250
USD	10,768,372	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.32%, due 10/25/36¿	6,191,814
USD	3,066,172	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.33%, due 03/25/36¿	2,901,181
USD	13,117,506	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 11/25/36¿	6,165,228
USD	13,292,406	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.38%, due 11/25/36¿	6,094,568
USD	7,150,801	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.52%, due 04/25/37¿	3,468,139

			51,416,121

		U.S. Government — 7.2%
USD	72,076,900	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (g) (h)	71,457,471
USD	147,010,200	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (g)	147,871,533

			219,329,004

		Total United States	270,745,125

		Uruguay — 1.0%
		Foreign Government Obligations
USD	15,000,000	Uruguay Government International Bond, 4.13%, due 11/20/45	11,812,500
USD	17,500,000	Uruguay Government International Bond, 4.50%, due 08/14/24	17,850,000

		Total Uruguay	29,662,500

See accompanying notes to the financial statements.	41

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)

		Venezuela — 10.2%
		Foreign Government Agency — 5.7%
USD	68,405,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	46,344,387
USD	180,000,000	Petroleos de Venezuela SA, Reg S, 9.00%, due 11/17/21	128,250,000

			174,594,387

		Foreign Government Obligations — 4.5%
USD	139,000,000	Republic of Venezuela, Reg S, 11.95%, due 08/05/31	111,200,000
USD	6,000,000	Venezuela Government International Bond, 7.65%, due 04/21/25	3,855,000
USD	5,000,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19	3,546,533
USD	23,500,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23	16,508,750

			135,110,283

		Total Venezuela	309,704,670

		Vietnam — 0.4%
		Foreign Government Agency — 0.3%
USD	18,804,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	9,002,415

		Foreign Government Obligations — 0.1%
USD	5,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.25%, due 03/13/28	4,500,000

		Total Vietnam	13,502,415

		Zambia — 0.3%
		Foreign Government Obligations
USD	12,000,000	Zambia Government International Bond, Reg S, 5.38%, due 09/20/22	10,050,000

		TOTAL DEBT OBLIGATIONS (COST $2,777,188,412)	2,796,320,077

		LOAN ASSIGNMENTS — 0.3%

		Dominican Republic — 0.0%
USD	1,200,045	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.08%, due 08/15/15	1,102,622

		Indonesia — 0.3%
USD	1,872,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	1,759,680
USD	1,872,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	1,759,680

Par Value		Description	Value ($)

		Indonesia— continued
USD	2,496,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	2,346,240
USD	1,360,234	Republic of Indonesia Loan Agreement, dated December 14, 1994, 6 mo. LIBOR + .88%, 1.25%, due 12/01/19	1,251,415
EUR	1,384,986	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	1,500,681

		Total Indonesia	8,617,696

		TOTAL LOAN ASSIGNMENTS (COST $8,629,334)	9,720,318

		LOAN PARTICIPATIONS — 2.2%

		Angola — 0.5%
USD	15,000,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/20/23	15,000,000

		Egypt — 0.1%
CHF	2,046,272	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/28 (d)	1,409,568

		Indonesia — 0.2%
USD	7,822,388	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.32%, due 09/29/19	7,196,597

		Iraq — 0.9%
JPY	4,057,270,600	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	22,946,448
JPY	530,135,279	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	2,931,367

		Total Iraq	25,877,815

		Russia — 0.1%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.), due 02/03/20 (b) (d)	3,510,815

		Vietnam — 0.4%
JPY	1,450,366,385	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.84%, due 09/01/17	12,826,272

		TOTAL LOAN PARTICIPATIONS (COST $79,511,725)	65,821,067

42	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	MUTUAL FUNDS — 3.6%

	United States — 3.6%
	Affiliated Issuers
3,976,082	GMO Debt Opportunities Fund, Class VI	13,757,244
2,240,326	GMO U.S. Treasury Fund	56,008,142
1,515,449	GMO World Opportunity Overlay Fund	40,674,643

	TOTAL MUTUAL FUNDS (COST $103,857,113)	110,440,029

	RIGHTS/WARRANTS — 0.4%

	Nigeria — 0.2%
25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20 *	4,500,000

	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (d)	—

	Venezuela — 0.2%
283,235	Republic of Venezuela Oil Warrants, Expires 04/15/20	6,868,449

	TOTAL RIGHTS/WARRANTS (COST $0)	11,368,449

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.9%

	Money Market Funds
57,260,031	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (i)	57,260,031

	TOTAL SHORT-TERM INVESTMENTS (COST $57,260,031)	57,260,031

	TOTAL INVESTMENTS — 100.1% (Cost $3,026,446,615)	3,050,929,971
	Other Assets and Liabilities (net) — (0.1%)	(2,959,032)

	TOTAL NET ASSETS — 100.0%	$3,047,970,939

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/22/2014	DB	EUR	162,200,000	USD	221,889,600	$(1,991,193)
04/01/2014	BCLY	GBP	35,000,000	USD	58,053,520	(543,436)
04/28/2014	GS	JPY	13,000,000,000	USD	127,391,281	(383,669)
04/01/2014	CITI	USD	4,513,317	GBP	2,700,000	7,019
04/01/2014	GS	USD	4,169,480	GBP	2,500,000	16,017

						$(2,895,262)

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	9,766,319	JP Morgan Securities, Inc., (1.25)%, dated 02/28/14, to be repurchased on demand at face value plus accrued interest. (j)	$(9,750,381)

		Average balance outstanding	$(10,704,139)
		Average interest rate	0.35%
		Maximum balance outstanding	$(17,656,013)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

See accompanying notes to the financial statements.	43

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Credit Linked Options

Number of Contracts			Expiration Date	Descriptions	Premiums	Market Value
Put	Sold USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.44% (OTC) (CP-DB) (d)	$590,332	$(1,500,024)
Put	Sold USD	43,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.30% (OTC) (CP-DB) (d)	57,334	52,027
Put	Sold USD	62,000,000	03/21/2017	Lebanese Republic Credit Linked Put Option Swap, Fund receives premium of 0.50% (OTC) (CP-DB) (d)	314,305	358,254
Put	Sold USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (d)	292,445	(310,608)
Put	Sold USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (d)	283,890	(396,257)

					$1,538,306	$(1,796,608)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
14,000,000	USD	3/20/2014	DB	(Pay)	1.68%	0.31%	Republic of Italy	N/A		$(56,381)
39,000,000	USD	3/20/2014	DB	(Pay)	1.28%	0.02%	United Kingdom Government	N/A		(124,328)
39,000,000	USD	3/20/2014	DB	(Pay)	1.49%	0.17%	Republic of Austria	N/A		(141,558)
28,000,000	USD	3/20/2014	DB	(Pay)	1.70%	0.31%	Republic of Italy	N/A		(114,162)
14,000,000	USD	3/20/2014	DB	(Pay)	1.45%	0.02%	United Kingdom Government	N/A		(50,580)
10,000,000	USD	3/20/2014	DB	(Pay)	1.85%	0.31%	Republic of Italy	N/A		(44,521)
10,000,000	USD	6/20/2014	DB	(Pay)	5.00%	20.85%	Republic of Argentina	N/A		375,044
2,000,000	USD	8/24/2014	DB	(Pay)	4.25%	2.13%	Lebanese Republic	N/A		(21,593)
15,000,000	USD	9/20/2014	DB	(Pay)	4.03%	0.82%	Sberbank	N/A		(541,487)
5,000,000	USD	12/20/2014	DB	(Pay)	5.00%	28.04%	Republic of Argentina	N/A		771,038
830,000,000	EUR	3/16/2015	DB	(Pay)	5.00%	13.73%	Bolivarian Republic of Venezuela	N/A		86,619,343
1,040,000,000	USD	3/16/2015	DB	Receive	5.00%	13.77%	Bolivarian Republic of Venezuela	1,040,000,000	USD	(79,161,383)
70,000,000	USD	3/20/2015	DB	(Pay)	0.00%	N/A	Republic of Argentina (d)	N/A		—
30,000,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(912,667)
40,000,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,216,889)
11,000,000	USD	6/20/2015	DB	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(334,644)
15,000,000	USD	9/20/2015	BCLY	(Pay)	1.00%	0.45%	Republic of Colombia	N/A		(159,817)
56,950,000,000	COP	11/20/2015	CITI	Receive	1.81%	0.38%	Republic of Colombia	56,950,000,000	COP	803,247
15,000,000	USD	2/20/2016	CITI	(Pay)	2.16%	0.51%	Republic of Colombia	N/A		(498,344)
56,700,000,000	COP	2/20/2016	CITI	Receive	1.46%	0.40%	Republic of Colombia	56,700,000,000	COP	567,204
114,800,000,000	COP	4/20/2016	CITI	Receive	1.33%	0.43%	Republic of Colombia	114,800,000,000	COP	1,311,795
25,000,000	USD	4/20/2016	CITI	(Pay)	1.90%	0.54%	Republic of Colombia	N/A		(900,555)
9,166,667	EUR	6/17/2016	DB	Receive	5.60%	6.88%	Republic of Angola	9,166,667	EUR	405,237
20,000,000	USD	8/20/2016	CITI	(Pay)	2.15%	0.61%	Republic of Colombia	N/A		(770,356)
97,680,000,000	COP	8/20/2016	CITI	Receive	1.51%	0.48%	Republic of Colombia	97,680,000,000	COP	1,174,420

44	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
22,500,000	USD	3/20/2017	DB	Receive	5.00%	14.42%	Bolivarian Republic of Venezuela	22,500,000	USD	$(4,739,815)
32,000,000	PEN	5/20/2017	DB	Receive	0.79%	0.64%	Republic of Peru	32,000,000	PEN	73,630
2,500,000	USD	5/20/2017	DB	(Pay)	1.05%	0.81%	Republic of Peru	N/A		(26,225)
4,500,000	USD	7/20/2017	JPM	Receive	3.33%	6.80%	Republic of Jamaica	4,500,000	USD	(446,927)
25,000,000	USD	12/20/2017	JPM	Receive	5.00%	11.74%	Government of Ukraine	25,000,000	USD	(4,351,673)
5,400,000	EUR	3/20/2018	DB	Receive	1.00%	4.50%	Republic of Macedonia	5,400,000	EUR	(925,113)
50,000,000	USD	12/20/2018	GS	(Pay)	0.00%	N/A	Republic of Argentina (d)	N/A		—
10,000,000	USD	12/20/2018	DB	Receive	0.44%	0.25%	United Kingdom Government	10,000,000	USD	97,629
10,000,000	USD	3/20/2019	DB	Receive	1.62%	1.46%	Republic of Italy	10,000,000	USD	106,702
30,000,000	USD	3/20/2019	DB	Receive	1.25%	0.27%	United Kingdom Government	30,000,000	USD	1,526,879
30,000,000	USD	3/20/2019	DB	Receive	1.46%	0.46%	Republic of Austria	30,000,000	USD	1,559,659
20,000,000	USD	3/20/2019	DB	Receive	1.66%	1.46%	Republic of Italy	20,000,000	USD	252,540
10,000,000	USD	3/20/2019	DB	Receive	1.70%	1.46%	Republic of Italy	10,000,000	USD	145,837
10,000,000	USD	3/20/2019	DB	Receive	1.35%	0.27%	United Kingdom Government	10,000,000	USD	560,256
6,000,000	USD	3/20/2020	BCLY	Receive	1.00%	3.37%	Republic of Croatia	6,000,000	USD	(700,201)
6,000,000	USD	6/20/2020	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	6,000,000	USD	(783,496)
42,000,000	EUR	12/20/2020	DB	(Pay)	1.00%	3.22%	Commonwealth of Bahamas	N/A		7,345,062
57,000,000	USD	12/20/2020	DB	Receive	1.00%	3.50%	Commonwealth of Bahamas	57,000,000	USD	(7,921,730)
30,000,000	USD	3/20/2023	JPM	Receive	1.00%	2.68%	Republic of Turkey	30,000,000	USD	(3,694,840)
200,000,000	USD	6/20/2023	DB	(Pay)	1.00%	3.66%	Republic of Croatia	N/A		36,808,671
160,000,000	EUR	6/20/2023	DB	Receive	1.00%	3.67%	Republic of Croatia	160,000,000	EUR	(41,943,168)
3,000,000	USD	6/20/2023	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	3,000,000	USD	(520,846)
6,000,000	USD	6/20/2023	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	6,000,000	USD	(1,041,692)
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	2.55%	Republic of South Africa	25,000,000	USD	(2,973,947)
75,000,000	USD	12/20/2023	JPM	Receive	1.00%	2.27%	Republic of Brazil	75,000,000	USD	(7,536,897)
40,000,000	USD	3/20/2024	JPM	Receive	5.00%	1.45%	Peoples Republic of China	40,000,000	USD	(1,426,671)
24,000,000	USD	3/20/2024	JPM	Receive	1.00%	1.51%	Republic of Malaysia	24,000,000	USD	(988,371)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	1.44%	United Mexican States	N/A		1,043,074

										$(23,523,610)

							Premiums to (Pay) Receive			$34,447,743

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2014, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

See accompanying notes to the financial statements.	45

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Notes to Schedule of Investments:

*	Non-income producing security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Security is in default.

(c)	Security is linked to Argentina Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(e)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other matters” in Notes to Financial Statements for additional information.

(f)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).
(g)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(h)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(i)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(j)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 79.

46	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Global Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Bond Fund returned +3.1% for the fiscal year ended February 28, 2014, as compared with +0.9% for the J.P. Morgan GBI Global Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Debt Opportunities Fund (DOF) (formerly known as GMO Short-Duration Collateral Fund [SDCF]), GMO World Opportunity Overlay Fund (WOOF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed its benchmark during the fiscal year by 2.3%. Exposures to asset-backed securities held indirectly through DOF and WOOF were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) and exposure to emerging country debt via ECDF. Developed markets currency selection (primarily through currency forwards and options) detracted during the fiscal year.

Among securities held indirectly by the Fund through its investment in DOF and WOOF, market consumer asset-backed spreads widened, though subprime prices mostly increased. Although spreads widened during the fiscal year, the net contribution from asset-backed securities remained positive.

Developed markets interest-rate positioning also contributed positively during the fiscal year, thanks mostly to the main yield curve strategy and a short-term position in U.S. bonds. Partly offsetting gains, the cross-market strategy’s Canadian, Japanese, Swiss, and U.S. positions detracted. Benchmark replication in Europe also detracted, as underweights in Italy and Spain relative to Germany contributed negatively.

A small exposure to emerging country debt added value due to positive contributions from country selection and security selection within ECDF.

In developed markets currency selection, the Fund’s positions in euros, Australian dollars, Swiss francs, Canadian dollars, Norwegian krone, and Swedish krona detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

48

GMO Global Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Bond Fund Class III Shares and the J.P. Morgan GBI Global

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

49

GMO Global Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	81.4%
Short-Term Investments	20.6
Forward Currency Contracts	0.4
Options Purchased	0.3
Futures Contracts	0.2
Loan Participations	0.1
Rights/Warrants	0.0	^
Loan Assignments	0.0	^
Written Options	(0.0)	^
Swap Contracts	(0.2)
Reverse Repurchase Agreements	(1.9)
Other	(0.9)

	100.0%

Country/Region Summary**	% of Investments
United States	48.6%
Euro Region***	30.8
Sweden	10.7
Japan	5.3
United Kingdom	4.8
Emerging****	4.1
Canada	2.4
Australia	1.5
Switzerland	(8.2)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Mexico, Russia, Turkey, Venezuela, Brazil, Indonesia, Argentina, Philippines, Hungary and Croatia. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

^	Rounds to 0.0%.

50

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value / Shares		Description	Value ($)

		DEBT OBLIGATIONS — 37.3%

		Canada — 2.6%
		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,003,833
CAD	2,000,000	Government of Canada, 1.50%, due 06/01/23	1,683,356

		Total Canada	3,687,189

		France — 3.4%
		Foreign Government Obligations
EUR	3,000,000	Government of France, 4.00%, due 10/25/38	4,862,453

		Italy — 4.8%
		Foreign Government Obligations
EUR	4,400,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	6,748,675

		Japan — 9.8%
		Foreign Government Obligations
JPY	1,200,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	13,785,791

		Spain — 2.0%
		Foreign Government Obligations
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	2,898,852

		United States — 14.7%
		U.S. Government
USD	3,083,360	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a)	3,101,425
USD	10,000,000	U.S. Treasury Note, 1.63%, due 11/15/22 (b)	9,319,530
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,332,930

		Total United States	20,753,885

		TOTAL DEBT OBLIGATIONS (COST $51,162,386)	52,736,845

		MUTUAL FUNDS — 60.9%

		United States — 60.9%
		Affiliated Issuers
	7,873,225	GMO Debt Opportunities Fund, Class VI	27,241,360
	591,622	GMO Emerging Country Debt Fund, Class IV	5,774,234
	842,782	GMO U.S. Treasury Fund	21,069,540

Shares / Principal Amount / Par Value ($)		Description	Value ($)

		United States — continued
		Affiliated Issuers — continued
	1,188,134	GMO World Opportunity Overlay Fund	31,889,522

		TOTAL MUTUAL FUNDS (COST $84,342,265)	85,974,656

		OPTIONS PURCHASED — 0.0%

		Currency Options
GBP	2,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60 (OTC) (CP-BCLY)	7,894

		TOTAL OPTIONS PURCHASED (COST $100,483)	7,894

		SHORT-TERM INVESTMENTS — 1.3%

		Money Market Funds — 0.6%
	776,337	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	776,337

		U.S. Government — 0.7%
	1,000,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (b) (d)	999,791

		TOTAL SHORT-TERM INVESTMENTS (COST $1,775,885)	1,776,128

		TOTAL INVESTMENTS — 99.5% (Cost $137,381,019)	140,495,523
		Other Assets and Liabilities (net) — 0.5%	773,885

		TOTAL NET ASSETS — 100.0%	$141,269,408

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/11/2014	CITI	AUD	1,400,000	USD	1,225,983	$(22,718)
03/18/2014	CITI	CAD	3,993,769	USD	3,642,174	36,688
03/18/2014	GS	CAD	550,000	USD	503,058	6,530
03/18/2014	JPM	CAD	3,056,231	USD	2,804,816	45,718
04/15/2014	GS	CHF	3,700,000	USD	4,107,323	(101,008)
04/01/2014	GS	GBP	800,000	USD	1,325,972	(13,387)
04/01/2014	JPM	GBP	900,000	USD	1,473,950	(32,829)
03/04/2014	DB	NOK	6,800,000	USD	1,102,376	(30,580)
03/04/2014	GS	NOK	25,000,000	USD	4,124,394	(40,885)

See accompanying notes to the financial statements.	51

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/25/2014	BCLY	SEK	12,650,000	USD	1,956,074	$(16,205)
03/25/2014	DB	SEK	15,750,000	USD	2,410,911	(44,693)
03/04/2014	CITI	USD	2,602,530	NOK	15,900,000	46,588
03/04/2014	DB	USD	2,570,547	NOK	15,900,000	78,569
03/11/2014	BCLY	USD	4,589,946	AUD	5,200,000	48,084
03/11/2014	CITI	USD	1,157,762	AUD	1,300,000	1,745
03/18/2014	CITI	USD	2,251,609	CAD	2,500,000	5,336
03/18/2014	DB	USD	3,075,828	CAD	3,400,000	(6,383)
03/18/2014	JPM	USD	1,454,741	CAD	1,600,000	(10,296)
03/25/2014	CITI	USD	809,158	SEK	5,200,000	1,582
03/25/2014	GS	USD	757,306	SEK	4,900,000	6,660
04/01/2014	BCLY	USD	14,596,314	GBP	8,800,000	136,635
04/01/2014	CITI	USD	1,327,690	GBP	800,000	11,669
04/01/2014	JPM	USD	1,327,668	GBP	800,000	11,691
04/08/2014	JPM	USD	8,041,235	NZD	9,900,000	237,555
04/22/2014	DB	USD	20,246,400	EUR	14,800,000	181,687
04/28/2014	GS	USD	17,540,800	JPY	1,790,000,000	52,828
05/06/2014	GS	USD	4,114,839	NOK	25,000,000	40,624

						$631,205

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
9	Australian Government Bond 3 Yr.	March 2014	$877,574	$4,801
104	Euro BOBL	March 2014	18,199,137	149,140
43	U.S. Long Bond (CBT)	June 2014	5,721,688	73,853
58	U.S. Treasury Note 2 Yr. (CBT)	June 2014	12,752,750	1,677
105	U.S. Treasury Note 5 Yr. (CBT)	June 2014	12,585,234	34,394
127	U.S. Treasury Note 10 Yr. (CBT)	June 2014	15,815,469	75,030
40	UK Gilt Long Bond	June 2014	7,335,530	24,028

			$73,287,382	$362,923

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
16	Australian Government Bond 10 Yr.	March 2014	$1,671,017	$(40,820)
7	Canadian Government Bond 10 Yr.	June 2014	825,873	(7,043)
8	Euro Bund	March 2014	1,595,284	7,769
7	Japanese Government Bond 10 Yr. (TSE)	March 2014	9,956,294	(82,122)

			$14,048,468	$(122,216)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

52	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	GBP	2,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$28,918	$(1,259)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
21,000,000	USD	3/20/2014	DB	(Pay)	1.70%	0.40%	Republic of Italy	N/A	$(85,621)

							Premiums to (Pay) Receive		$—

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2014, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
5,300,000	CHF	3/19/2024	BCI (e)	(Pay)	1.75%	6 Month CHF LIBOR	$(229,606)
65,300,000	SEK	3/19/2024	BCI (e)	Receive	3.10%	3 Month SEK STIBOR	464,101

							$234,495

						Premiums to (Pay) Receive	$(246,672)

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).
(c)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	Interest rate swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 79.

See accompanying notes to the financial statements.	53

GMO International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Bond Fund returned +6.3% for the fiscal year ended February 28, 2014, as compared with +2.0% for the J.P. Morgan GBI Global ex U.S. Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Debt Opportunities Fund (DOF) (formerly known as GMO Short-Duration Collateral Fund [SDCF]), GMO World Opportunity Overlay Fund (WOOF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed its benchmark during the fiscal year by 4.3%. Exposures to asset-backed securities held indirectly through DOF and WOOF were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) and exposure to emerging country debt via ECDF. Developed markets currency selection (primarily through currency forwards and options) detracted during the fiscal year.

Among securities held indirectly by the Fund through its investment in DOF and WOOF, market consumer asset-backed spreads widened, though subprime prices mostly increased. Although spreads widened during the fiscal year, the net contribution from asset-backed securities remained positive.

Developed markets interest rate positioning also contributed positively during the fiscal year, due mostly to the main yield curve strategy and a short term position in U.S. bonds. Partly offsetting gains, the cross-market strategy’s Canadian, Japanese, Swiss, and U.S. positions detracted. Benchmark replication in Europe also detracted, as underweights in Italy and Spain relative to Germany contributed negatively.

A small exposure to emerging country debt added value due to positive contributions from country selection and security selection within ECDF.

In developed markets currency selection, the Fund’s positions in euros, Australian dollars, Swiss francs, Canadian dollars, Norwegian krone, and Swedish krona detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

54

GMO International Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO International Bond Fund Class III Shares and the J.P. Morgan GBI Global ex U.S. As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

55

GMO International Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	89.7%
Short-Term Investments	11.9
Forward Currency Contracts	0.7
Options Purchased	0.3
Futures Contracts	0.3
Loan Participations	0.1
Rights/Warrants	0.0	^
Loan Assignments	0.0	^
Written Options	(0.0)	^
Swap Contracts	(0.1)
Reverse Repurchase Agreements	(1.9)
Other	(1.0)

	100.0%

Country/Region Summary**	% of Investments
Euro Region***	46.8%
Japan	19.1
United States	13.8
Sweden	10.9
United Kingdom	8.8
Emerging****	4.0
Canada	3.0
Australia	2.1
Switzerland	(8.5)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Mexico, Russia, Turkey, Venezuela, Brazil, Indonesia, Argentina, Philippines, Hungary and Croatia. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

^	Rounds to 0.0%.

56

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 42.4%

		Canada — 4.9%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	2,980,087

		France — 5.3%
		Foreign Government Obligations
EUR	2,000,000	Government of France, 4.00%, due 10/25/38	3,241,636

		Italy — 3.2%
		Foreign Government Obligations
EUR	1,250,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	1,917,237

		Japan — 20.6%
		Foreign Government Obligations
JPY	250,000,000	Japan Government Thirty Year Bond, 2.20%, due 03/20/41	2,771,347
JPY	848,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	9,746,555

		Total Japan	12,517,902

		Spain — 2.6%
		Foreign Government Obligations
EUR	1,100,000	Government of Spain, 4.70%, due 07/30/41	1,594,368

		United States — 5.8%
		U.S. Government
USD	3,523,840	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a) (b)	3,544,486

		TOTAL DEBT OBLIGATIONS (COST $26,532,494)	25,795,716

		MUTUAL FUNDS — 53.3%

		United States — 53.3%
		Affiliated Issuers
	3,980,527	GMO Debt Opportunities Fund, Class VI	13,772,624
	254,106	GMO Emerging Country Debt Fund, Class IV	2,480,075
	94,705	GMO U.S. Treasury Fund	2,367,613
	514,708	GMO World Opportunity Overlay Fund	13,814,756

		TOTAL MUTUAL FUNDS (COST $26,266,055)	32,435,068

Principal Amount / Shares / Par Value ($)		Description	Value ($)
		OPTIONS PURCHASED — 0.0%

		Currency Options
GBP	1,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60 (OTC) (CP-BCLY)	3,947

		TOTAL OPTIONS PURCHASED (COST $50,241)	3,947

		SHORT-TERM INVESTMENTS — 3.4%

		Money Market Funds — 1.3%
	804,794	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	804,794

		U.S. Government — 2.1%
	1,250,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (d)	1,249,738

		TOTAL SHORT-TERM INVESTMENTS (COST $2,054,230)	2,054,532

		TOTAL INVESTMENTS — 99.1% (Cost $54,903,020)	60,289,263
		Other Assets and Liabilities (net) — 0.9%	519,925

		TOTAL NET ASSETS — 100.0%	$60,809,188

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/11/2014	CITI	AUD	600,000	USD	525,421	$(9,736)
03/18/2014	CITI	CAD	1,697,329	USD	1,548,063	15,751
03/18/2014	GS	CAD	250,000	USD	228,663	2,968
03/18/2014	JPM	CAD	2,352,671	USD	2,161,277	37,338
04/15/2014	GS	CHF	1,600,000	USD	1,776,140	(43,679)
04/01/2014	GS	GBP	400,000	USD	662,986	(6,694)
04/01/2014	JPM	GBP	400,000	USD	655,089	(14,591)
03/04/2014	DB	NOK	3,000,000	USD	486,342	(13,491)
03/04/2014	GS	NOK	10,900,000	USD	1,798,236	(17,826)
03/25/2014	BCLY	SEK	4,650,000	USD	719,031	(5,957)
03/25/2014	DB	SEK	6,850,000	USD	1,048,634	(19,358)
03/04/2014	CITI	USD	1,145,669	NOK	7,000,000	20,609
03/04/2014	DB	USD	1,115,698	NOK	6,900,000	33,919
03/11/2014	BCLY	USD	2,383,241	AUD	2,700,000	24,967
03/11/2014	CITI	USD	534,352	AUD	600,000	805
03/18/2014	CITI	USD	990,708	CAD	1,100,000	2,348
03/18/2014	DB	USD	1,357,285	CAD	1,500,000	(3,118)

See accompanying notes to the financial statements.	57

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/18/2014	JPM	USD	545,528	CAD	600,000	$(3,861)
03/25/2014	CITI	USD	357,897	SEK	2,300,000	699
03/25/2014	GS	USD	324,560	SEK	2,100,000	2,854
04/01/2014	BCLY	USD	8,790,962	GBP	5,300,000	82,292
04/01/2014	CITI	USD	580,864	GBP	350,000	5,105
04/01/2014	JPM	USD	580,855	GBP	350,000	5,115
04/08/2014	JPM	USD	3,573,882	NZD	4,400,000	105,580
04/22/2014	DB	USD	17,920,800	EUR	13,100,000	160,818
04/28/2014	GS	USD	9,897,323	JPY	1,010,000,000	29,808
05/06/2014	GS	USD	1,794,070	NOK	10,900,000	17,712

						$410,377

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
6	Australian Government Bond 3 Yr.	March 2014	$585,049	$3,201
71	Euro BOBL	March 2014	12,424,411	100,582
16	Euro Bund	March 2014	3,190,567	93,704
64	U.S. Treasury Note 10 Yr. (CBT)	June 2014	7,970,000	37,810
32	UK Gilt Long Bond	June 2014	5,868,425	19,223

			$30,038,452	$254,520

Sales
5	Australian Government Bond 10 Yr.	March 2014	$522,193	$(12,785)
5	Canadian Government Bond 10 Yr.	June 2014	589,909	(5,031)
6	Japanese Government Bond 10 Yr. (TSE)	March 2014	8,533,967	(70,332)
2	U.S. Long Bond (CBT)	June 2014	266,125	(3,458)

			$9,912,194	$(91,606)

+	Buys - Fund is long the underlying asset to the contract.

Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount		Expiration Date	Description	Premiums	Market Value
Put GBP	1,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$14,459	$(630)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
9,000,000	USD	3/20/2014	DB	(Pay)	1.70%	0.4%	Republic of Italy	N/A		$(36,695)
6,000,000	USD	3/20/2019	DB	Receive	1.66%	1.79%	Republic of Italy	6,000,000	USD	75,762

										$39,067

							Premiums to (Pay) Receive			$—

58	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2014, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
2,400,000	CHF	3/19/2024	BCI(e)	(Pay)	1.75%	6 Month CHF LIBOR	$(103,972)
29,000,000	SEK	3/19/2024	BCI(e)	Receive	3.10%	3 Month SEK STIBOR	206,109

							$102,137

						Premiums to (Pay) Receive	$(108,123)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any. (Note 4).

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	Interest rate swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 79.

See accompanying notes to the financial statements.	59

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Strategic Fixed Income Fund returned +1.4% for the fiscal year ended February 28, 2014, as compared with +0.4% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Debt Opportunities Fund (DOF) (formerly known as GMO Short-Duration Collateral Fund [SDCF]), GMO World Opportunity Overlay Fund (WOOF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed its benchmark during the fiscal year by 1.0%. Exposures to asset-backed securities held indirectly through DOF and WOOF were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) and exposure to emerging country debt via ECDF. Developed markets currency selection (primarily through currency forwards and options) detracted during the fiscal year.

Among securities held indirectly by the Fund through its investment in DOF and WOOF, market consumer asset-backed spreads widened, though subprime prices mostly increased. Although spreads widened during the fiscal year, the net contribution from asset-backed securities remained positive.

Developed markets interest-rate positioning also contributed positively during the fiscal year, due mostly to the main yield curve strategy and a short-term position in U.S. bonds. Partly offsetting gains, the cross-market strategy’s Canadian, Japanese, Swiss, and U.S. positions detracted.

A small exposure to emerging country debt added value due to positive contributions from country selection and security selection within ECDF.

In developed markets currency selection, the Fund’s positions in euros, Australian dollars, Swiss francs, Canadian dollars, Norwegian krone, and Swedish krona detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

60

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Strategic Fixed Income Fund Class III Shares and the

J.P. Morgan U.S. 3 Month Cash + Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from May 31, 2006 to July 13, 2006, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

**	J.P. Morgan U.S. 3 Month Cash + Index represents the Barclays U.S. Treasury 1-3 Year Index prior to September 29, 2006 and the J.P. Morgan U.S. 3 Month Cash Index thereafter.

61

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	74.0%
Short-Term Investments	28.1
Options Purchased	0.3
Swap Contracts	0.2
Forward Currency Contracts	0.1
Loan Participations	0.1
Rights/Warrants	0.0	^
Loan Assignments	0.0	^
Written Options	(0.0)	^
Futures Contracts	(0.1)
Reverse Repurchase Agreements	(2.1)
Other	(0.6)

	100.0%

Country/Region Summary**	% of Investments
United States	106.0%
Sweden	10.4
New Zealand	6.1
Emerging***	4.2
Euro Region****	2.5
Canada	1.0
Australia	0.9
United Kingdom	(2.3)
Switzerland	(8.7)
Japan	(20.1)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Mexico, Russia, Turkey, Venezuela, Brazil, Indonesia, Argentina, Philippines, Hungary and Croatia. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

^	Rounds to 0.0%.

62

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value ($) / Shares / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 19.4%

		United States — 19.4%
		U.S. Government — 19.4%
	78,405,440	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a)	78,864,817
	169,000,000	U.S. Treasury Note, 2.38%, due 02/28/15	172,710,057

		TOTAL DEBT OBLIGATIONS (COST $251,197,065)	251,574,874

		MUTUAL FUNDS — 64.5%

		United States — 64.5%
		Affiliated Issuers
	105,394,919	GMO Debt Opportunities Fund, Class VI	364,666,420
	5,669,349	GMO Emerging Country Debt Fund, Class IV	55,332,847
	3,726,243	GMO U.S. Treasury Fund	93,156,066
	12,049,669	GMO World Opportunity Overlay Fund	323,413,116

		TOTAL MUTUAL FUNDS (COST $781,519,671)	836,568,449

		OPTIONS PURCHASED — 0.0%

		Currency Options — 0.0%
GBP	20,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60 (OTC) (CP-BCLY)	78,938

		TOTAL OPTIONS PURCHASED (COST $1,004,826)	78,938

		SHORT-TERM INVESTMENTS — 15.5%

		Money Market Funds — 0.2%
	3,166,957	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	3,166,957

Par Value ($)	Description	Value ($)
	U.S. Government — 15.3%
187,000,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (c) (d)	186,960,917
11,150,000	U.S. Treasury Bill, 0.11%, due 03/06/14 (c)	11,149,802

	Total U.S. Government	198,110,719

	TOTAL SHORT-TERM INVESTMENTS (COST $201,269,860)	201,277,676

	TOTAL INVESTMENTS — 99.4% (Cost $1,234,991,422)	1,289,499,937
	Other Assets and Liabilities (net) — 0.6%	8,144,904

	TOTAL NET ASSETS — 100.0%	$1,297,644,841

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/11/2014	CITI	AUD	15,000,000	USD	13,135,530	$(243,404)
03/18/2014	CITI	CAD	37,191,691	USD	33,911,954	336,110
03/18/2014	GS	CAD	5,800,000	USD	5,304,977	68,864
03/18/2014	JPM	CAD	12,408,309	USD	11,349,239	147,290
04/15/2014	GS	CHF	34,900,000	USD	38,742,049	(952,750)
04/22/2014	DB	EUR	40,000,000	USD	54,720,000	(491,046)
04/01/2014	GS	GBP	8,600,000	USD	14,254,199	(143,910)
04/01/2014	JPM	GBP	9,900,000	USD	16,213,448	(361,120)
04/28/2014	GS	JPY	4,550,000,000	USD	44,586,948	(134,284)
03/04/2014	DB	NOK	66,700,000	USD	10,813,010	(299,952)
03/04/2014	GS	NOK	233,500,000	USD	38,521,837	(381,862)
03/25/2014	BCLY	SEK	157,750,000	USD	24,392,941	(202,083)
03/25/2014	DB	SEK	146,600,000	USD	22,440,214	(416,397)
03/04/2014	CITI	USD	24,701,962	NOK	150,950,000	447,988
03/04/2014	DB	USD	24,129,424	NOK	149,250,000	737,288
03/11/2014	BCLY	USD	31,688,284	AUD	35,900,000	331,965
03/11/2014	CITI	USD	11,221,390	AUD	12,600,000	16,914
03/18/2014	CITI	USD	21,975,706	CAD	24,400,000	52,079
03/18/2014	DB	USD	28,675,059	CAD	31,700,000	(56,994)
03/18/2014	JPM	USD	15,105,730	CAD	16,600,000	(119,613)
03/25/2014	CITI	USD	7,920,410	SEK	50,900,000	15,480
03/25/2014	GS	USD	7,464,871	SEK	48,300,000	65,650
04/01/2014	BCLY	USD	49,262,558	GBP	29,700,000	461,144
04/01/2014	CITI	USD	13,027,954	GBP	7,850,000	114,506
04/01/2014	JPM	USD	13,027,742	GBP	7,850,000	114,718
04/08/2014	JPM	USD	78,462,964	NZD	96,600,000	2,317,962
04/22/2014	JPM	USD	14,274,718	EUR	10,400,000	80,154
05/06/2014	GS	USD	38,432,595	NOK	233,500,000	379,423

						$1,884,120

See accompanying notes to the financial statements.	63

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
102	Canadian Government Bond 10 Yr.	June 2014	$12,034,148	$267
131	Euro Bund	March 2014	26,122,768	667,290
1,425	U.S. Treasury Note 10 Yr. (CBT)	June 2014	177,457,031	841,871
212	U.S. Treasury Note 2 Yr. (CBT)	June 2014	46,613,500	6,130

			$262,227,447	$1,515,558

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
189	Australian Government Bond 10 Yr.	March 2014	$19,738,890	$(481,588)
204	Japanese Government Bond 10 Yr. (TSE)	March 2014	290,154,863	(2,410,115)
43	U.S. Long Bond (CBT)	June 2014	5,721,688	(74,338)
166	UK Gilt Long Bond	June 2014	30,442,451	(78,324)

			$346,057,892	$(3,044,365)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	GBP	20,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$289,177	$(12,593)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
100,000,000	NZD	7/14/2015	BCLY	Receive	4.87%	3 Month NZD Bank Bill Rate	$1,433,218
100,000,000	NZD	7/15/2015	BCLY	Receive	4.86%	3 Month NZD Bank Bill Rate	1,424,919
100,000,000	NZD	7/15/2015	CITI	Receive	4.85%	3 Month NZD Bank Bill Rate	1,416,537
52,200,000	CHF	3/19/2024	BCI(e)	(Pay)	1.75%	6 Month CHF LIBOR	(2,261,405)
587,900,000	SEK	3/19/2024	BCI(e)	Receive	3.10%	3 Month SEK STIBOR	4,178,334

							$6,191,603

				Premiums to (Pay) Receive			$(2,094,942)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

64	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(e)	Interest rate swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 79.

See accompanying notes to the financial statements.	65

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Treasury Fund returned +0.1% for the fiscal year ended February 28, 2014, as compared with +0.0% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed the benchmark during the fiscal year by +0.1%, with contributions coming from security selection in Treasury Bills.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

66

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Treasury Fund and the Citigroup 3 Month Treasury Bill Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

67

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	101.0%
Other	(1.0)

100.0%

68

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 101.0%

	U.S. Government — 100.4%
436,500,000	U.S. Treasury Bill, 0.06%, due 07/03/14 (a)	436,426,231
270,000,000	U.S. Treasury Bill, 0.07%, due 08/21/14 (a)	269,903,880
182,500,000	U.S. Treasury Bill, 0.23%, due 04/17/14 (a)	182,483,603
136,200,000	U.S. Treasury Bill, 0.07%, due 05/15/14 (a)	136,192,373
225,000,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (a)	224,952,975
183,000,000	U.S. Treasury Bill, 0.09%, due 05/01/14 (a)	182,988,837
274,900,000	U.S. Treasury Bill, 0.12%, due 04/03/14 (a)	274,883,756
105,900,000	U.S. Treasury Bill, 0.07%, due 04/10/14 (a)	105,892,209
54,000,000	U.S. Treasury Bill, 0.05%, due 05/29/14 (a)	53,993,466
50,000,000	U.S. Treasury Note, 0.25%, due 03/31/14	50,005,451

	Total U.S. Government	1,917,722,781

	Money Market Funds — 0.6%
11,177,906	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	11,177,906

	TOTAL SHORT-TERM INVESTMENTS (COST $1,928,863,059)	1,928,900,687

	TOTAL INVESTMENTS — 101.0% (Cost $1,928,863,059)	1,928,900,687
	Other Assets and Liabilities (net) — (1.0%)	(19,036,491)

	TOTAL NET ASSETS — 100.0%	$1,909,864,196

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.

(b)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

See accompanying notes to the financial statements.	69

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunity Overlay Fund returned +4.5% for the fiscal year ended February 28, 2014, as compared with +0.4% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed its benchmark during the fiscal year by 4.1%. The Fund’s derivative overlay strategies (largely interest-rate swaps, exchange-traded futures, and, to a lesser extent, currency options and forwards) drove gains during the fiscal year, followed by contributions from the Fund’s asset-backed securities holdings.

Asset-backed security performance was mixed throughout the fiscal year given wider sector spreads, while the subprime mortgage market performed well due to rising prices. While the Fund had 12 securities downgraded during the fiscal year, representing about 13% of its market value from the beginning of the period, it also had 5 upgrades, representing about 9% of the market value. At fiscal year-end, about 2% of the Fund’s asset-backed holdings were rated AAA, 34% were rated BBB or better, and 66% were rated below BBB.

The Fund’s duration at fiscal year-end was 0.1 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

70

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO World Opportunity Overlay Fund and the J.P. Morgan U.S. 3 Month Cash Index As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

71

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	100.4%
Short-Term Investments	10.3
Options Purchased	1.3
Swap Contracts	(1.1)
Reverse Repurchase Agreements	(8.4)
Other	(2.5)

100.0%

Industry Summary	% of Debt Obligations
U.S. Government	69.9%
Residential Asset-Backed Securities (United States)	12.2
Foreign Government Obligations	8.5
Residential Mortgage-Backed Securities (European)	2.7
Business Loans	2.0
Insured Other	0.9
Residential Mortgage-Backed Securities (Australian)	0.9
Insured Residential Asset-Backed Securities (United States)	0.8
CMBS Collateralized Debt Obligations	0.6
Student Loans	0.5
CMBS	0.5
Insured Transportation	0.3
U.S. Government Agency	0.2

100.0%

72

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 100.4%

	Asset-Backed Securities — 21.5%
	Business Loans — 2.0%
853,172	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.53%, due 01/25/35	787,051
1,258,416	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.55%, due 01/25/36	1,082,237
5,333,432	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.46%, due 12/25/37	5,186,762
2,838,705	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.15%, due 02/28/40	2,073,107
837,220	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.39%, due 11/15/33	770,243
943,749	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 02/25/30	883,028
645,209	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 09/25/30	596,818

	Total Business Loans	11,379,246

	CMBS — 0.5%
2,802,088	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.28%, due 12/15/20	2,774,067
134,847	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	135,352

	Total CMBS	2,909,419

	CMBS Collateralized Debt Obligations — 0.6%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52	6,777
3,672,715	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.49%, due 05/25/46	3,489,079

	Total CMBS Collateralized Debt Obligations	3,495,856

	Insured Other — 0.9%
1,845,465	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 09/15/41	1,770,277

Par Value ($)	Description	Value ($)

	Asset-Backed Securities — continued
	Insured Other — continued
1,463,296	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 12/15/41	1,409,623
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	1,893,360

	Total Insured Other	5,073,260

	Insured Residential Asset-Backed Securities (United States) ¿— 0.8%
4,408,454	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.58%, due 07/25/34	4,232,116

	Insured Transportation — 0.3%
1,883,262	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.33%, due 08/18/21	1,868,384

	Residential Asset-Backed Securities (United States) ¿— 12.2%
8,003,210	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.34%, due 10/25/36	4,101,645
121,770	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.25%, due 06/25/36	68,800
569,303	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.48%, due 09/25/35	284,652
1,622,617	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	624,707
1,764,194	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.50%, due 06/25/36	670,394
951,826	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.28%, due 09/25/36	247,475
3,884,461	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.33%, due 12/25/36	718,625
911,935	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.23%, due 11/25/36	360,214
8,824,352	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 07/25/36	3,819,290
4,821,102	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.27%, due 09/25/36	1,952,546
1,621,665	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.35%, due 03/25/36	802,724

See accompanying notes to the financial statements.	73

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)

	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
1,775,684	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 06/25/36	670,876
1,922,230	Asset Backed Funding Certificates, Series 06-OPT2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 10/25/36	1,499,339
3,024,901	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.38%, due 05/25/37	2,722,411
1,777,137	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.27%, due 11/25/36	1,452,454
4,976,876	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.36%, due 11/25/36	2,328,183
506,613	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.48%, due 02/25/37	457,877
1,005,219	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.32%, due 06/25/36	989,135
2,263,075	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 12/25/36	1,074,961
3,993,148	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 11/25/36	3,873,354
5,638,898	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.30%, due 02/25/37	5,356,953
3,961,571	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.32%, due 08/25/36	1,634,148
230,098	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.44%, due 01/20/35	225,927
5,528,616	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.28%, due 12/25/36	3,104,318
95,616	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.41%, due 10/25/35	95,018
2,522,518	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.31%, due 03/25/36	1,668,015
2,241,125	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 06/25/36	1,165,385
5,058,789	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 08/25/36	1,871,752

Par Value ($)	Description	Value ($)

	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
2,567,843	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.32%, due 10/25/36	1,476,509
1,045,740	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.48%, due 03/25/36	214,377
1,675,542	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.44%, due 01/25/47	1,543,510
2,011,351	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 11/25/36	945,335
6,629,654	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.33%, due 09/25/36	6,358,253
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.31%, due 07/25/36	6,173,781
1,302,223	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.42%, due 12/25/35	1,047,117
396,272	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.27%, due 10/25/46	395,281
8,241,046	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 07/25/36	3,955,702
3,305,315	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 06/25/37	1,983,189
810,286	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.36%, due 01/25/36	791,326
49,106	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.74%, due 11/25/35	48,615

	Total Residential Asset-Backed Securities (United States)	68,774,173

	Residential Mortgage-Backed Securities (Australian) — 0.9%
912,421	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.30%, due 07/20/38	902,684
2,185,532	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.64%, due 03/14/36	2,105,301
931,466	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.64%, due 12/08/36	901,193

74	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($) / Principal Amount		Description	Value ($)

		Asset-Backed Securities — continued
		Residential Mortgage-Backed Securities (Australian) — continued
	1,162,170	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.37%, due 02/21/38	1,139,392

		Total Residential Mortgage-Backed Securities (Australian)	5,048,570

		Residential Mortgage-Backed Securities (European) — 2.7%
	5,443,901	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.47%, due 09/20/66	5,197,298
	2,491,257	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.44%, due 01/13/39	2,424,740
	1,395,936	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .08%, 0.23%, due 12/20/54	1,378,766
	1,842,975	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	1,806,115
	2,564,681	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.46%, due 11/15/38	2,341,143
	2,342,395	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.44%, due 09/15/39	2,103,939

		Total Residential Mortgage-Backed Securities (European)	15,252,001

		Student Loans — 0.6%
	3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.49%, due 01/25/24	3,022,500

		Total Asset-Backed Securities	121,055,525

		Foreign Government Obligations — 8.6%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46 (a)	48,201,951

		U.S. Government — 70.2%
	310,318,160	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (b) (c)	312,136,314
	105,000,000	U.S. Treasury Strip Coupon, due 02/15/23	82,594,890

		Total U.S. Government	394,731,204

		U.S. Government Agency — 0.1%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	843,840

		TOTAL DEBT OBLIGATIONS (COST $610,566,561)	564,832,520

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 1.3%

		Currency Options — 0.0%
EUR	3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56 (OTC) (CP - JPM)	33

		Options on Interest Rate Swaps — 1.3%
AUD	10,000,000	AUD Swaption Call, Expires 04/22/14, Strike 4.08, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 10,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.08%, maturing on 04/22/24. (OTC) (CP - MSCI)	12,743
AUD	20,000,000	AUD Swaption Call, Expires 06/25/14, Strike 4.77, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 20,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.77%, maturing on 06/26/24. (OTC) (CP - MSCI)	537,230
AUD	40,000,000	AUD Swaption Call, Expires 04/16/14, Strike 4.07, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.07%, maturing on 04/17/24. (OTC) (CP - BCLY)	41,012
AUD	40,000,000	AUD Swaption Call, Expires 04/16/14, Strike 4.08, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.08%, maturing on 04/17/24. (OTC) (CP - MSCI)	44,368
AUD	10,000,000	AUD Swaption Put, Expires 04/22/14, Strike 4.08, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 10,000,000 AUD in which it will pay a rate of 4.08% and will receive 6 month AUD BBSW, maturing on 04/22/24. (OTC) (CP - MSCI)	268,392
AUD	20,000,000	AUD Swaption Put, Expires 06/25/14, Strike 4.77, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 20,000,000 AUD in which it will pay a rate of 4.77% and will receive 6 month AUD BBSW, maturing on 06/26/24. (OTC) (CP - MSCI)	121,306

See accompanying notes to the financial statements.	75

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — (continued)
AUD	40,000,000	AUD Swaption Put, Expires 04/16/14, Strike 4.07, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay a rate of 4.07% and will receive 6 month AUD BBSW, maturing on 04/17/24. (OTC) (CP - BCLY)	1,061,039
AUD	40,000,000	AUD Swaption Put, Expires 04/16/14, Strike 4.08, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay a rate of 4.08% and will receive 6 month AUD BBSW, maturing on 04/17/24. (OTC) (CP - MSCI)	1,035,233
JPY	4,000,000,000	JPY Swaption Call, Expires 05/19/14, Strike 1.87, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,000,000,000 JPY in which it will pay 6 month JPY LIBOR and will receive a rate of 1.87%, maturing on 05/21/34. (OTC) (CP - MSCI)	2,114,140
JPY	2,000,000,000	JPY Swaption Call, Expires 03/14/14, Strike 1.72, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,000,000,000 JPY in which it will pay 6 month JPY LIBOR and will receive a rate of 1.72%, maturing on 03/18/34. (OTC) (CP - CITI)	559,595
JPY	4,000,000,000	JPY Swaption Call, Expires 03/17/14, Strike 1.75, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,000,000,000 JPY in which it will pay 6 month JPY LIBOR and will receive a rate of 1.75%, maturing on 03/18/34. (OTC) (CP - MSCI)	1,333,360
JPY	4,000,000,000	JPY Swaption Put, Expires 05/19/14, Strike 1.87, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,000,000,000 JPY in which it will pay a rate of 1.87% and will receive 6 month JPY LIBOR, maturing on 05/19/34. (OTC) (CP - MSCI)	45,789
JPY	2,000,000,000	JPY Swaption Put, Expires 03/14/14, Strike 1.72, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,000,000,000 JPY in which it will pay a rate of 1.72% and will receive 6 month JPY LIBOR, maturing on 03/18/34. (OTC) (CP - CITI)	1,258

Principal Amount / Shares / Par Value ($)		Description	Value ($)

		Options on Interest Rate Swaps — (continued)
JPY	4,000,000,000	JPY Swaption Put, Expires 03/17/14, Strike 1.75, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,000,000,000 JPY in which it will pay a rate of 1.75% and will receive 6 month JPY LIBOR, maturing on 03/19/34. (OTC) (CP - MSCI)	1,729

		Total Options on Interest Rate Swaps	7,177,194

		TOTAL OPTIONS PURCHASED (COST $15,402,471)	7,177,227

		SHORT-TERM INVESTMENTS — 10.3%

		Money Market Funds — 6.7%
	27,581,841	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.07% (d)	27,581,841
	10,245,099	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (e)	10,245,099

		Total Money Market Funds	37,826,940

		U.S. Government — 3.6%
	20,000,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (c) (f)	19,995,820

		TOTAL SHORT-TERM INVESTMENTS (COST $57,820,898)	57,822,760

		TOTAL INVESTMENTS — 112.0% (Cost $683,789,930)	629,832,507
		Other Assets and Liabilities (net) — (12.0%)	(67,495,734)

		TOTAL NET ASSETS — 100.0%	$562,336,773

76	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
GBP	28,248,128	Barclays Bank plc, 0.53%, dated 02/28/14, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/21/14.	$(47,308,474)

			$(47,308,474)

		Average balance outstanding	$(44,996,030)
		Average interest rate	0.69%
		Maximum balance outstanding	$(47,276,342)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
386,000,000	GBP	6/18/2016	BCI(g)	Receive	1.00%	6 Month GBP LIBOR	$(2,204,317)
16,000,000,000	JPY	6/18/2016	BCI(g)	Receive	0.20%	6 Month JPY LIBOR	34,301
4,720,000,000	SEK	6/18/2016	BCI(g)	Receive	1.50%	3 Month SEK STIBOR	3,395,281
267,000,000	CAD	6/18/2016	CSS(g)	(Pay)	1.50%	3 Month CAD BA	(670,474)
590,000,000	CHF	6/18/2016	CSS(g)	(Pay)	0.20%	6 Month CHF LIBOR	(1,182,122)
349,000,000	EUR	6/18/2016	CSS(g)	(Pay)	0.50%	6 Month EURIBOR	167,850
382,000,000	USD	6/18/2016	CSS(g)	(Pay)	0.50%	3 Month USD LIBOR	741,822
387,000,000	AUD	6/18/2016	BCI(g)	Receive	3.25%	3 Month AUD BBSW	2,132,872
105,000,000	USD	2/15/2023	CSS(g)	(Pay)	0.00%	3 Month USD LIBOR	221,152
40,000,000	AUD	7/17/2023	MSCI	Receive	3.93%	6 Month AUD BBSW	(1,070,182)
10,000,000	AUD	7/22/2023	MSCI	Receive	3.92%	6 Month AUD BBSW	(276,002)
20,000,000	AUD	9/26/2023	BCI(g)	(Pay)	4.54%	6 Month AUD BBSW	(310,123)
40,000,000	AUD	10/24/2023	BCI(g)	Receive	4.28%	6 Month AUD BBSW	(165,331)
40,000,000	AUD	1/6/2024	BCI(g)	Receive	4.42%	6 Month AUD BBSW	183,597
94,000,000	AUD	6/18/2024	BCI(g)	(Pay)	4.75%	6 Month AUD BBSW	(1,969,836)
87,000,000	GBP	6/18/2024	BCI(g)	(Pay)	3.00%	6 Month GBP LIBOR	(1,345,345)
3,300,000,000	JPY	6/18/2024	BCI(g)	(Pay)	0.90%	6 Month JPY LIBOR	(201,779)
1,060,000,000	SEK	6/18/2024	BCI(g)	(Pay)	2.75%	3 Month SEK STIBOR	(1,424,665)
60,000,000	CAD	6/18/2024	CSS(g)	Receive	3.25%	3 Month CAD BA	1,896,439
126,000,000	CHF	6/18/2024	CSS(g)	Receive	1.70%	6 Month CHF LIBOR	3,911,896
76,000,000	EUR	6/18/2024	CSS(g)	Receive	2.00%	6 Month EURIBOR	564,752
86,000,000	USD	6/18/2024	CSS(g)	Receive	3.00%	3 Month USD LIBOR	865,454
8,000,000,000	JPY	10/11/2033	BCI(g)	(Pay)	1.54%	6 Month JPY LIBOR	(33,630)
25,000,000	GBP	12/7/2046	ML	(Pay)	4.36%	6 Month GBP LIBOR	(9,456,655)

							$(6,195,045)

						Premiums to (Pay) Receive	$2,097,712

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

See accompanying notes to the financial statements.	77

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	The rate disclosed is the 7 day net yield as of February 28, 2014.

(e)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

(g)	Interest rate swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 79.

78	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2014

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBA - British Bankers’ Association

BBSW - Bank Bill Swap Reference Rate

BOBL - Bundesobligationen

CAD BA - Canadian Bankers Acceptance Rate

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CMBS - Commercial Mortgage Backed Security.

CP - Counterparty

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MBS - Mortgage Backed Security.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

RMBS - Residential Mortgage Backed Security

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIPS - Treasury Inflation Protected Securities

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2014, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

CITI - Citibank N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

ML - Merrill Lynch Capital Services, Inc.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutsche Mark

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Sol

SEK - Swedish Krona

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.	79

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund*	Emerging Country Debt Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$3,036,145,807	$128,574,007	$32,527,178	$2,064,260,278	$2,940,489,942
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	56,730,951	110,682,749	37,126,598	53,031,828	110,440,029
Receivable for investments sold	—	—	1,525,568	21,031	9,613,500
Cash	—	—	—	—	1,620,000
Receivable for Fund shares sold	14,869,686	—	—	6,617,869	1,129,033
Dividends and interest receivable	3,477,173	301,889	308,758	2,325,529	42,820,950
Unrealized appreciation on open forward currency contracts (Note 4)	—	1,050,653	463,101	—	23,036
Receivable for variation margin on open futures contracts (Note 4)	—	—	—	165,757	—
Receivable for variation margin on open cleared swap contracts (Note 4)	—	—	—	64,312	—
Due from broker (Note 2)	—	363,054	583,648	647,191	550
Receivable for open OTC swap contracts (Note 4)	—	84,077	—	—	141,547,267
Receivable for closed swap contracts (Note 4)	—	805,643	—	—	—
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	48,580	14,504	8,541	35,852	—
Receivable for options (Note 4)	—	—	—	—	410,281
Miscellaneous receivable	—	—	—	26,578	272

Total assets	3,111,272,197	241,876,576	72,543,392	2,127,196,225	3,248,094,860

Liabilities:
Payable for investments purchased	1,416	1,061	420	15,454,827	17,383,577
Payable for Fund shares repurchased	—	—	—	—	1,183,706
Payable to affiliate for (Note 5):
Management fee	589,330	46,129	13,717	346,562	795,989
Shareholder service fee	148,565	20,304	8,231	76,244	246,355
Payable for variation margin on open cleared swap contracts (Note 4)	—	45,872	16,147	—	—
Payable for variation margin on open futures contracts (Note 4)	—	33,616	132,777	—	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	701,619	393,655	—	2,918,298
Due to broker (Note 2)	201,620	—	—	—	—
Payable for open OTC swap contracts (Note 4)	—	709,022	57,081	—	165,070,877
Payable for reverse repurchase agreements (Note 2)	—	—	—	—	9,750,381
Payable for options (Note 4)(c)	—	2,204	630	—	2,206,889
Payable to agents unaffiliated with the Manager	252	28	28	201	308
Payable to Trustees and related expenses	3,472	377	125	3,680	4,147
Accrued expenses	119,279	113,981	83,825	234,810	563,394

Total liabilities	1,063,934	1,674,213	706,636	16,116,324	200,123,921

Net assets	$3,110,208,263	$240,202,363	$71,836,756	$2,111,079,901	$3,047,970,939

(a) Cost of investments – unaffiliated issuers:	$3,031,975,450	$129,357,605	$29,534,745	$2,257,108,764	$2,922,589,502
(b) Cost of investments – affiliated issuers:	$56,730,951	$101,063,985	$33,424,067	$53,031,828	$103,857,113
(c) Premiums on options:	$—	$50,606	$14,459	$—	$1,538,306

80	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund*	Emerging Country Debt Fund
Net assets consist of:
Paid-in capital	$3,117,192,379	$388,834,487	$80,665,721	$2,393,622,004	$3,133,471,119
Accumulated undistributed net investment income	—	2,185,558	—	—	61,051,150
Distributions in excess of net investment income	(3,172,645)	—	(12,023)	(1,037,282)	—
Accumulated net realized loss	(7,981,828)	(160,057,749)	(15,657,489)	(88,270,278)	(178,850,372)
Net unrealized appreciation (depreciation)	4,170,357	9,240,067	6,840,547	(193,234,543)	32,299,042

	$3,110,208,263	$240,202,363	$71,836,756	$2,111,079,901	$3,047,970,939

Net assets attributable to:
Class III shares	$260,775,362	$48,631,590	$71,836,756	$—	$582,639,480

Class IV shares	$—	$191,570,773	$—	$—	$2,465,331,459

Class VI shares	$2,849,432,901	$—	$—	$2,111,079,901	$—

Shares outstanding:
Class III	10,615,661	6,529,915	8,067,504	—	59,610,562

Class IV	—	25,655,278	—	—	252,581,813

Class VI	115,822,830	—	—	610,185,875	—

Net asset value per share:
Class III	$24.57	$7.45	$8.90	$—	$9.77

Class IV	$—	$7.47	$—	$—	$9.76

Class VI	$24.60	$—	$—	$3.46	$—

*	Formerly GMO Short-Duration Collateral Fund.

See accompanying notes to the financial statements.	81

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$54,520,867	$27,854,195	$452,931,488	$1,928,900,687	$629,832,507
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	85,974,656	32,435,068	836,568,449	—	—
Receivable for investments sold	—	—	—	—	84,361,200
Dividends and interest receivable	304,076	186,670	384,407	52,198	1,906,358
Unrealized appreciation on open forward currency contracts (Note 4)	950,189	548,688	5,687,535	—	—
Due from broker (Note 2)	217,106	95,254	1,978,611	—	14,440,972
Receivable for open OTC swap contracts (Note 4)	—	75,762	4,274,674	—	—
Interest receivable for open swap contracts	—	—	598,319	—	—
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	1,358	8,732	86,668	125,756	31,551

Total assets	141,968,252	61,204,369	1,302,510,151	1,929,078,641	730,572,588

Liabilities:
Payable for investments purchased	933	115	—	—	82,562,579
Payable for Fund shares repurchased	—	—	—	18,947,000	—
Payable for closed swap contracts (Note 4)	—	—	—	—	26,755,000
Payable to affiliate for (Note 5):
Management fee	20,103	11,502	248,462	120,206	—
Shareholder service fee	15,871	6,901	63,168	—	—
Payable for variation margin on open cleared swap contracts (Note 4)	29,503	12,868	244,129	—	200,983
Payable for variation margin on open futures contracts (Note 4)	132,534	95,911	384,018	—	—
Distribution payable	—	—	—	29,676	—
Unrealized depreciation on open forward currency contracts (Note 4)	318,984	138,311	3,803,415	—	—
Interest payable for open swap contracts	—	—	—	—	277,554
Due to broker (Note 2)	—	—	1,273	—	183,599
Payable for open OTC swap contracts (Note 4)	85,621	36,695	—	—	10,802,839
Payable for reverse repurchase agreements (Note 2)	—	—	—	—	47,308,474
Written options outstanding, at value (Note 4)(c)	1,259	630	12,593	—	—
Payable to agents unaffiliated with the Manager	—	—	140	114	56
Payable to Trustees and related expenses	226	95	1,966	3,836	796
Accrued expenses	93,810	92,153	106,146	113,613	143,935

Total liabilities	698,844	395,181	4,865,310	19,214,445	168,235,815

Net assets	$141,269,408	$60,809,188	$1,297,644,841	$1,909,864,196	$562,336,773

(a) Cost of investments – unaffiliated issuers:	$53,038,754	$28,636,965	$453,471,751	$1,928,863,059	$683,789,930
(b) Cost of investments – affiliated issuers:	$84,342,265	$26,266,055	$781,519,671	$—	$—
(c) Premiums on written options:	$28,918	$14,459	$289,177	$—	$—

82	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Net assets consist of:
Paid-in capital	$164,853,390	$93,146,872	$1,522,587,242	$1,909,729,581
Accumulated undistributed net investment income	—	—	—	—
Distributions in excess of net investment income	(413,084)	(396,279)	(3,262,803)	—
Accumulated net realized gain (loss)	(27,092,293)	(37,950,335)	(280,933,814)	96,987
Net unrealized appreciation	3,921,395	6,008,930	59,254,216	37,628

	$141,269,408	$60,809,188	$1,297,644,841	$1,909,864,196

Net assets attributable to:
Core Class shares	$—	$—	$—	$1,909,864,196	$562,336,773

Class III shares	$141,269,408	$60,809,188	$117,071,371	$—	$—

Class VI shares	$—	$—	$1,180,573,470	$—	$—

Shares outstanding:
Core Class	—	—	—	76,397,588	20,952,719

Class III	16,398,380	8,365,433	7,152,731	—	—

Class VI	—	—	72,064,909	—	—

Net asset value per share:
Core Class	$—	$—	$—	$25.00	$26.84

Class III	$8.61	$7.27	$16.37	$—	$—

Class VI	$—	$—	$16.38	$—	$—

See accompanying notes to the financial statements.	83

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2014

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund(a)*	Emerging Country Debt Fund
Investment Income:
Interest	$6,935,453	$2,275,446	$973,234	42,544,069	$171,272,373
Dividends from affiliated issuers (Note 10)	33,825	900,803	286,780	24,368	174,078
Dividends from unaffiliated issuers	2	1	3	44	1,606,472

Total investment income	6,969,280	3,176,250	1,260,017	42,568,481	173,052,923

Expenses:
Management fee (Note 5)	4,052,593	598,670	174,708	2,786,510	9,266,874
Shareholder service fee – Class III (Note 5)	249,508	72,355	104,825	—	706,691
Shareholder service fee – Class IV (Note 5)	—	191,232	—	—	2,176,551
Shareholder service fee – Class VI (Note 5)	800,084	—	—	613,033	—
Interest expense (Note 2)	182	3,645	1,199	—	—
Audit and tax fees	68,189	106,285	83,912	106,276	162,318
Custodian, fund accounting agent and transfer agent fees	174,249	118,397	57,125	122,285	1,403,302
Legal fees	21,512	11,227	7,863	25,913	49,035
Registration fees	3,833	6,012	2,765	—	20,086
Trustees fees and related expenses (Note 5)	14,734	2,243	726	11,962	38,261
Miscellaneous	10,497	7,647	5,553	5,895	20,305

Total expenses	5,395,381	1,117,713	438,676	3,671,874	13,843,423
Fees and expenses reimbursed and/or waived by Manager (Note 5)	(273,483)	(241,225)	(149,630)	(254,241)	—
Expense reductions (Note 2)	(8)	—	—	(9)	(176)
Indirectly incurred fees waived or borne by Manager (Note 5)	—	(42,834)	(12,709)	—	—
Shareholder service fee waived (Note 5)	—	(10,286)	(3,052)	—	—

Net expenses	5,121,890	823,368	273,285	3,417,624	13,843,247

Net investment income (loss)	1,847,390	2,352,882	986,732	39,150,857	159,209,676

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(204,684)	737,415	578,616	8,091,870	(18,643,175)
Investments in affiliated issuers	(23,705)	4,130,636	242,152	(7,200)	922,418
Realized gain distributions from affiliated issuers (Note 10)	20,704	7,440	2,658	8,408	15,358
Futures contracts	(1,090,472)	(1,427,217)	(77,346)	(2,317,642)	—
Written options	64,320	427,546	136,836	—	—
Swap contracts	—	2,791,862	(494,490)	(42,723)	(3,712,567)
Foreign currency, forward contracts and foreign currency related transactions	—	(4,683,819)	(1,589,886)	—	(1,357,035)

Net realized gain (loss)	(1,233,837)	1,983,863	(1,201,460)	5,732,713	(22,775,001)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,973,656	(3,943,616)	1,169,349	2,119,272	(101,415,625)
Investments in affiliated issuers	—	3,606,153	1,201,078	3,999	2,749,378
Futures contracts	—	(365,463)	104,978	(396,758)	—
Written options	—	48,402	13,829	—	116,782
Swap contracts	—	821,836	90,949	10,701	(429,520)
Foreign currency, forward contracts and foreign currency related transactions	—	530,819	(210,518)	—	(9,247,663)

Net unrealized gain (loss)	3,973,656	698,131	2,369,665	1,737,214	(108,226,648)

Net realized and unrealized gain (loss)	2,739,819	2,681,994	1,168,205	7,469,927	(131,001,649)

Net increase (decrease) in net assets resulting from operations	$4,587,209	$5,034,876	$2,154,937	46,620,784	$28,208,027

(a) See Note 11 for discussion of Fund merger.
* Formerly GMO Short-Duration Collateral Fund.

84	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2014 — (Continued)

	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Investment Income:
Interest	$1,328,915	$514,717	$752,183	$1,972,671	$3,420,340
Dividends from affiliated issuers (Note 10)	676,945	305,341	7,689,780	—	—
Dividends from unaffiliated issuers	4	2	12	50	21,933

Total investment income	2,005,864	820,060	8,441,975	1,972,721	3,442,273

Expenses:
Management fee (Note 5)	276,516	158,876	3,769,064	2,027,950	—
Shareholder service fee – Class III (Note 5)	218,302	95,325	185,210	—	—
Shareholder service fee – Class VI (Note 5)	—	—	761,284	—	—
Interest expense (Note 2)	2,291	1,014	23,638	—	310,825
Audit and tax fees	94,877	94,848	67,209	57,051	143,013
Custodian, fund accounting agent and transfer agent fees	80,073	54,820	214,142	296,872	106,854
Legal fees	9,950	7,947	33,221	51,395	16,581
Registration fees	2,312	3,192	3,518	1,105	—
Trustees fees and related expenses (Note 5)	1,517	644	15,668	28,595	6,285
Miscellaneous	6,585	5,326	20,816	23,985	5,750

Total expenses	692,423	421,992	5,093,770	2,486,953	589,308
Fees and expenses reimbursed and/or waived by Manager (Note 5)	(98,369)	(158,556)	(324,837)	(2,451,556)	(265,368)
Expense reductions (Note 2)	(21)	(1)	—	(267)	(8)
Indirectly incurred fees waived or borne by Manager (Note 5)	(27,548)	(11,090)	(298,651)	—	—
Shareholder service fee waived (Note 5)	(6,620)	(2,664)	(70,908)	—	—

Net expenses	559,865	249,681	4,399,374	35,130	323,932

Net investment income (loss)	1,445,999	570,379	4,042,601	1,937,591	3,118,341

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	271,559	163,108	2,642,246	623,446	13,233,667
Investments in affiliated issuers	3,176,576	2,162,481	10,154,702	—	—
Realized gain distributions from affiliated issuers (Note 10)	7,024	1,403	61,670	—	—
Futures contracts	(26,581)	24,997	604,788	—	2,709,558
Written options	290,709	136,837	3,209,526	—	11,563,648
Swap contracts	(937,025)	(291,001)	(608,701)	—	(38,520,636)
Foreign currency, forward contracts and foreign currency related transactions	(3,578,586)	(1,802,564)	(32,144,352)	—	136,909

Net realized gain (loss)	(796,324)	395,261	(16,080,121)	623,446	(10,876,854)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(374,625)	(260,471)	(1,123,189)	83,789	(15,752,328)
Investments in affiliated issuers	1,848,958	943,733	29,005,362	—	—
Futures contracts	22,077	14,223	522,026	—	—
Written options	27,659	13,829	276,584	—	(2,471,745)
Swap contracts	189,926	530,353	(4,582,930)	—	53,193,653
Foreign currency, forward contracts and foreign currency related transactions	1,674,603	1,290,523	3,265,720	—	(440,740)

Net unrealized gain (loss)	3,388,598	2,532,190	27,363,573	83,789	34,528,840

Net realized and unrealized gain (loss)	2,592,274	2,927,451	11,283,452	707,235	23,651,986

Net increase (decrease) in net assets resulting from operations	$4,038,273	$3,497,830	$15,326,053	$2,644,826	$26,770,327

See accompanying notes to the financial statements.	85

GMO Trust Funds

Statements of Changes in Net Assets

	Asset Allocation Bond Fund		Core Plus Bond Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,847,390	$(37,339)	$2,352,882	$2,516,882
Net realized gain (loss)	(1,233,837)	832,638	1,983,863	9,402,498
Change in net unrealized appreciation (depreciation)	3,973,656	(324,177)	698,131	8,021,565

Net increase (decrease) in net assets from operations	4,587,209	471,122	5,034,876	19,940,945

Distributions to shareholders from:
Net investment income
Class III	(301,008)	(29,049)	(754,898)	(2,156,506)
Class IV	—	—	(2,957,677)	(8,301,987)
Class VI	(4,700,156)	(58,521)	—	—

Total distributions from net investment income	(5,001,164)	(87,570)	(3,712,575)	(10,458,493)

Net realized gains
Class III	—	(778,680)	—	—
Class VI	—	(1,249,886)	—	—

Total distributions from net realized gains	—	(2,028,566)	—	—

Net share transactions (Note 9):
Class III	168,838,605	35,008,227	(417,446)	20,714
Class IV	—	—	(59,776)	(5,744,715)
Class VI	2,762,568,260	(27,430,816)	—	—

Increase (decrease) in net assets resulting from net share transactions	2,931,406,865	7,577,411	(477,222)	(5,724,001)

Total increase (decrease) in net assets	2,930,992,910	5,932,397	845,079	3,758,451

Net assets:
Beginning of period	179,215,353	173,282,956	239,357,284	235,598,833

End of period	$3,110,208,263	$179,215,353	$240,202,363	$239,357,284

Accumulated undistributed net investment income	$—	$—	$2,185,558	$3,778,649

Distributions in excess of net investment income	$(3,172,645)	$(11,447)	$—	$—

86	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Currency Hedged International Bond Fund		Debt Opportunities Fund(a)*
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$986,732	$1,112,871	$39,150,857	$21,594,764
Net realized gain (loss)	(1,201,460)	1,915,615	5,732,713	592,475
Change in net unrealized appreciation (depreciation)	2,369,665	3,117,052	1,737,214	32,993,263

Net increase (decrease) in net assets from operations	2,154,937	6,145,538	46,620,784	55,180,502

Distributions to shareholders from:
Net investment income
Class III	(924,210)	(2,840,640)	—	—
Class VI	—	—	(28,279,637)	(10,663,822)

Total distributions from net investment income	(924,210)	(2,840,640)	(28,279,637)	(10,663,822)

Net realized gains
Class VI	—	—	(22,069,010)	(13,695,843)

Total distributions from net realized gains	—	—	(22,069,010)	(13,695,843)

Return of capital:
Class III	(41,151)	—	—	—

Total distributions from return of capital	(41,151)	—	—	—

Net share transactions (Note 9):
Class III	1,119,902	(5,798,418)	—	—
Class VI	—	—	1,300,447,414	574,938,730

Increase (decrease) in net assets resulting from net share transactions	1,119,902	(5,798,418)	1,300,447,414	574,938,730

Increase in net assets resulting from purchase premiums and redemptions fees (Notes 2 and 9)	—	—	2,340,264	2,217,239

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemptions fees	1,119,902	(5,798,418)	1,302,787,678	577,155,969

Total increase (decrease) in net assets	2,309,478	(2,493,520)	1,299,059,815	607,976,806

Net assets:
Beginning of period	69,527,278	72,020,798	812,020,086	204,043,280

End of period	$71,836,756	$69,527,278	$2,111,079,901	$812,020,086

Accumulated undistributed net investment income	$—	$674,796	$—	$1,650,412

Distributions in excess of net investment income	$(12,023)	$—	$(1,037,282)	$—

(a) See Note 11 for discussion of Fund merger.
* Formerly GMO Short-Duration Collateral Fund.

See accompanying notes to the financial statements.	87

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Emerging Country Debt Fund		Global Bond Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$159,209,676	$151,055,233	$1,445,999	$2,095,180
Net realized gain (loss)	(22,775,001)	84,370,650	(796,324)	1,520,809
Change in net unrealized appreciation (depreciation)	(108,226,648)	54,683,491	3,388,598	3,901,945

Net increase (decrease) in net assets from operations	28,208,027	290,109,374	4,038,273	7,517,934

Distributions to shareholders from:
Net investment income
Class III	(28,160,867)	(40,966,517)	(399,948)	(2,466,357)
Class IV	(136,463,045)	(122,413,953)	—	—

Total distributions from net investment income	(164,623,912)	(163,380,470)	(399,948)	(2,466,357)

Net share transactions (Note 9):
Class III	179,996,605	(290,913,212)	(27,705,988)	(2,927,852)
Class IV	664,241,860	697,186,159	—	—

Increase (decrease) in net assets resulting from net share transactions	844,238,465	406,272,947	(27,705,988)	(2,927,852)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	850,734	1,438,628	—	—
Class IV	3,917,396	3,557,122	—	—

Increase in net assets resulting from purchase premiums and redemption fees	4,768,130	4,995,750	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	849,006,595	411,268,697	(27,705,988)	(2,927,852)

Total increase (decrease) in net assets	712,590,710	537,997,601	(24,067,663)	2,123,725

Net assets:
Beginning of period	2,335,380,229	1,797,382,628	165,337,071	163,213,346

End of period	$3,047,970,939	$2,335,380,229	$141,269,408	$165,337,071

Accumulated undistributed net investment income	$61,051,150	$3,228,565	$—	$474,321

Distributions in excess of net investment income	$—	$—	$(413,084)	$—

88	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Bond Fund		Strategic Fixed Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$570,379	$841,849	$4,042,601	$8,406,082
Net realized gain (loss)	395,261	(432,467)	(16,080,121)	112,478,123
Change in net unrealized appreciation (depreciation)	2,532,190	1,740,299	27,363,573	49,916,851

Net increase (decrease) in net assets from operations	3,497,830	2,149,681	15,326,053	170,801,056

Distributions to shareholders from:
Net investment income
Class III	—	(1,677,811)	(2,211,255)	(8,874,326)
Class VI	—	—	(28,126,403)	(161,031,868)

Total distributions from net investment income	—	(1,677,811)	(30,337,658)	(169,906,194)

Net share transactions (Note 9):
Class III	(13,637,535)	531,597	(16,972,508)	56,239,936
Class VI	—	—	(488,865,905)	(727,057,511)

Increase (decrease) in net assets resulting from net share transactions	(13,637,535)	531,597	(505,838,413)	(670,817,575)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	93,555	93,993
Class VI	—	—	1,042,851	2,151,304

Increase in net assets resulting from purchase premiums and redemption fees	—	—	1,136,406	2,245,297

Total increase (decrease) in net assets resulting from net share transactions	(13,637,535)	531,597	(504,702,007)	(668,572,278)

Total increase (decrease) in net assets	(10,139,705)	1,003,467	(519,713,612)	(667,677,416)

Net assets:
Beginning of period	70,948,893	69,945,426	1,817,358,453	2,485,035,869

End of period	$60,809,188	$70,948,893	$1,297,644,841	$1,817,358,453

Accumulated undistributed net investment income	$—	$—	$—	$31,421,475

Distributions in excess of net investment income	$(396,279)	$(525,386)	$(3,262,803)	$—

See accompanying notes to the financial statements.	89

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Treasury Fund		World Opportunity Overlay Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,937,591	$2,617,295	$3,118,341	$9,320,366
Net realized gain (loss)	623,446	427,762	(10,876,854)	14,239,113
Change in net unrealized appreciation (depreciation)	83,789	25,875	34,528,840	23,771,305

Net increase (decrease) in net assets from operations	2,644,826	3,070,932	26,770,327	47,330,784

Distributions to shareholders from:
Net investment income
Core Class	(1,937,591)	(2,617,295)

Total distributions from net investment income	(1,937,591)	(2,617,295)

Net realized gains	(709,712)	(228,045)

Total distributions from net realized gains	(709,712)	(228,045)

Net share transactions (Note 9):
Core Class	(1,002,336,822)	855,636,210	(155,920,000)	(211,020,142)

Increase (decrease) in net assets resulting from net share transactions	(1,002,336,822)	855,636,210	(155,920,000)	(211,020,142)

Total increase (decrease) in net assets	(1,002,339,299)	855,861,802	(129,149,673)	(163,689,358)

Net assets:
Beginning of period	2,912,203,495	2,056,341,693	691,486,446	855,175,804

End of period	$1,909,864,196	$2,912,203,495	$562,336,773	$691,486,446

90	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Cash Flows — Year Ended February 28, 2014

	Debt Opportunities Fund(a)		Emerging Country Debt Fund	World Opportunity Overlay Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$46,620,784		$28,208,027	$26,770,327

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation	(1,737,214)		108,226,648	(34,528,840)
Net realized (gain) loss	(5,732,713)		22,775,001	10,876,854
Net amortization of discount and premium	(2,412,669)		(16,395,085)	2,410,169
Investments purchased	(941,816,872)		(1,942,059,886)	(404,772,800)
Proceeds from sale of investments	176,753,556		956,226,069	408,497,815
Proceeds from paydowns	153,589,063		29,059,074	39,985,821
Short-term investments, net	(27,728,927)		126,899,066	113,527,606
Realized gain distributions from affiliated issuers	8,408		15,358	—
Other gain (loss):
Swap contracts	(96,334)		20,132,895	(34,659,510)
Futures contracts	(2,880,157)		—	2,783,358
Written and credit linked option contracts	—		1,394,084	8,851,770
Forward currency contracts	—		(1,095,893)	—
Foreign currency and foreign currency related transactions	—		(2,362,763)	(303,831)
Changes in assets and liabilities:
(Increase) decrease in cash received from merger(a)	16,566,209		—	—
(Increase) decrease in receivable for due from broker	(647,191)		1,899,450	(14,440,972)
(Increase) decrease in dividends and interest receivable	(1,268,314)		(16,111,167)	(849,573)
(Increase) decrease in receivable for expenses reimbursed and/or waived by Manager	(5,310)		—	(1,407)
(Increase) decrease in miscellaneous receivable	(26,578)		2,210,915	—
Increase (decrease) in payable to affiliate for:
Management fee	194,229		168,517	—
Shareholder service fee	42,732		48,931	—
Increase (decrease) in payable to agents unaffiliated with the Manager	84		—	(28)
Increase (decrease) in payable for due to broker	—		—	183,599
Increase (decrease) in payable for closed swap contracts	—		—	26,755,000
Increase (decrease) in payable to Trustees and related expenses	751		(1,740)	(973)
Increase (decrease) in interest payable for open swap contracts	—		—	105,414
Increase (decrease) in accrued expenses	20,901		(350,473)	16,486

Net cash provided by (used in) operating activities	(590,555,562)		(681,112,972)	151,206,285

Cash flows from financing activities:
Proceeds from shares sold	1,257,503,575	(b)	939,104,595	—
Shares repurchased	(669,128,373	)(b)	(233,892,559)	(155,920,000)
Purchase premiums and redemption fees	2,340,264		4,768,130	—
Cash distributions paid	(159,904)		(28,485,521)	—
Increase (decrease) in payable for reverse repurchase agreements^	—		1,238,321	4,713,715

Net cash provided by (used in) financing activities	590,555,562		682,732,966	(151,206,285)

Net increase (decrease) in cash	—		1,619,994	—
Cash and cash equivalents, beginning of period	—		6	—

Cash and cash equivalents, end of period	$—		$1,620,000	$—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$50,188,743		$136,138,391	$—
^ Cash paid during the year for interest related to reverse repurchase agreements and/or cleared swaps, if any.	—		(16,435)	(309,599)
(a) See Note 11 for discussion of Fund merger.
(b) Net assets received in merger.	$655,265,600		$—	$—
Valueof shares issued in merger.	$(655,265,600)		$—	$—

See accompanying notes to the financial statements.	91

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ASSET ALLOCATION BOND FUND

	Class III Shares										Class VI Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2014		2013		2012		2011		2010(a)		2014		2013		2012		2011		2010(b)
Net asset value, beginning of period	$24.43		$24.60		$25.01		$26.13		$25.15		$24.46		$24.61		$25.01		$26.13		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.00	(c)	(0.02)		0.32		0.51		0.92		0.03		0.01		0.56		0.64		0.80
Net realized and unrealized gain (loss)	0.17		0.12		0.78		0.64		0.85		0.16		0.11		0.57		0.54		1.15

Total from investment operations	0.17		0.10		1.10		1.15		1.77		0.19		0.12		1.13		1.18		1.95

Less distributions to shareholders:
From net investment income	(0.03)		(0.01)		(0.51)		(0.50)		(0.60)		(0.05)		(0.01)		(0.53)		(0.53)		(0.63)
From net realized gains	—		(0.26)		(1.00)		(1.77)		(0.19)		—		(0.26)		(1.00)		(1.77)		(0.19)

Total distributions	(0.03)		(0.27)		(1.51)		(2.27)		(0.79)		(0.05)		(0.27)		(1.53)		(2.30)		(0.82)

Net asset value, end of period	$24.57		$24.43		$24.60		$25.01		$26.13		$24.60		$24.46		$24.61		$25.01		$26.13

Total Return(d)	0.72%		0.42%		4.49%		4.51%		7.07	%**	0.79%		0.52%		4.61%		4.60%		7.83	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$260,775		$91,186		$56,692		$48,676		$40,225		$2,849,433		$88,029		$116,591		$489,202		$859,763
Net operating expenses to average daily net assets	0.40	%(e)(f)	0.40	%(f)	0.40	%(e)(f)	0.41	%(e)(f)	0.40	%(e)*	0.31	%(e)(f)	0.31	%(f)	0.31	%(e)(f)	0.31	%(e)(f)	0.31	%(e)*
Interest expense to average daily net assets(g)	0.00	%(h)	—		0.01%		0.03%		0.03	%*	0.00	%(h)	—		0.01%		0.03%		0.03	%*
Total net expenses to average daily net assets(e)	0.40%		0.40%		0.41%		0.44%		0.43	%*	0.31%		0.31%		0.32%		0.34%		0.34	%*
Net investment income (loss) to average daily net assets	0.01%		(0.08)%		1.31%		1.94%		3.86	%*	0.13%		0.02%		2.25%		2.43%		3.24	%*
Portfolio turnover rate	32%		233%		319%		315%		116	%(i)**	32%		233%		319%		315%		116	%(i)**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(j)	0.02%		0.08%		0.06%		0.04%		0.04	%*	0.02%		0.07%		0.04%		0.04%		0.04	%*

(a)	Period from March 27, 2009 (commencement of operations) through February 28, 2010.
(b)	Period from March 18, 2009 (commencement of operations) through February 28, 2010.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(h)	Ratio is less than 0.01%.
(i)	Calculation represents portfolio turnover of the Fund for the period from March 18, 2009 (commencement of operations) through February 28, 2010.
(j)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

92	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CORE PLUS BOND FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2014		2013		2012		2011		2010		2014		2013		2012		2011		2010
Net asset value, beginning of period	$7.41		$7.13		$7.26		$7.02		$6.08		$7.43		$7.14		$7.27		$7.03		$6.09

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.07		0.07		0.13		0.11		0.05		0.07		0.08		0.13		0.11		0.12
Net realized and unrealized gain (loss)	0.08		0.54		0.56		0.65		1.51		0.09		0.54		0.56		0.65		1.45

Total from investment operations	0.15		0.61		0.69		0.76		1.56		0.16		0.62		0.69		0.76		1.57

Less distributions to shareholders:
From net investment income	(0.11)		(0.33)		(0.82)		(0.52)		(0.62)		(0.12)		(0.33)		(0.82)		(0.52)		(0.63)

Total distributions	(0.11)		(0.33)		(0.82)		(0.52)		(0.62)		(0.12)		(0.33)		(0.82)		(0.52)		(0.63)

Net asset value, end of period	$7.45		$7.41		$7.13		$7.26		$7.02		$7.47		$7.43		$7.14		$7.27		$7.03

Total Return(b)	2.15%		8.67%		9.88%		10.93%		26.84%		2.15%		8.85%		9.90%		10.97%		26.87%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$48,632		$48,831		$46,924		$47,773		$55,839		$191,571		$190,527		$188,675		$183,333		$276,850
Net operating expenses to average daily net assets(c)	0.38%		0.38	%(d)	0.39	%(d)	0.39	%(d)	0.38	%(d)	0.33%		0.33	%(d)	0.34	%(d)	0.34	%(d)	0.33	%(d)
Interest expense to average daily net assets	0.00	%(e)(f)	—		—		—		0.02	%(f)	0.00	%(e)(f)	—		—		—		0.02	%(f)
Total net expenses to average daily net assets(c)	0.38%		0.38	%(d)	0.39	%(d)	0.39	%(d)	0.40	%(d)	0.33%		0.33	%(d)	0.34	%(d)	0.34	%(d)	0.35	%(d)
Net investment income (loss) to average daily net assets(a)	0.95%		1.02%		1.74%		1.48%		0.77%		0.99%		1.07%		1.75%		1.48%		1.78%
Portfolio turnover rate	87%		135%		72%		46%		58%		87%		135%		72%		46%		58%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.12%		0.13%		0.12%		0.11%		0.09%		0.12%		0.13%		0.12%		0.11%		0.09%
Redemption fees consisted of the following per share amounts:†	—		—		—		—		$0.00	(g)	—		—		—		—		$0.00	(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense was less than 0.01% to average daily net assets.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(g)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	93

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CURRENCY HEDGED INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2014		2013	2012		2011		2010
Net asset value, beginning of period	$8.76		$8.35	$8.18		$7.98		$7.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.12		0.14	0.13		0.12		0.09
Net realized and unrealized gain (loss)	0.14		0.64	0.71		0.47		1.39

Total from investment operations	0.26		0.78	0.84		0.59		1.48

Less distributions to shareholders:
From net investment income	(0.11)		(0.37)	(0.41)		(0.39)		(0.42)
Return of capital	(0.01)		—	(0.26)		—		(0.08)

Total distributions	(0.12)		(0.37)	(0.67)		(0.39)		(0.50)

Net asset value, end of period	$8.90		$8.76	$8.35		$8.18		$7.98

Total Return(b)	3.04%		9.43%	10.48%		7.35%		22.19%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$71,837		$69,527	$72,021		$70,799		$137,301
Net operating expenses to average daily net assets(c)	0.39%		0.40%	0.39	%(d)	0.39	%(d)	0.39	%(d)
Interest expense to average daily net assets	0.00	%(e)(f)	—	—		—		—
Total net expenses to average daily net assets(c)	0.39%		0.40%	0.39	%(d)	0.39	%(d)	0.39	%(d)
Net investment income (loss) to average daily net assets(a)	1.41%		1.61%	1.58%		1.43%		1.19%
Portfolio turnover rate	13%		34%	52%		51%		31%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.24%		0.27%	0.25%		0.17%		0.12%
Redemption fees consisted of the following per share amounts:†	—		—	—		—		$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or cleared swaps, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(f)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

94	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

DEBT OPPORTUNITIES FUND (FORMERLY SHORT-DURATION COLLATERAL FUND)(a)

	Class VI Shares
	Year ended February 28,				Period from October 3, 2011 (commencement of operations) through February 29, 2012
	2014		2013
Net asset value, beginning of period	$3.46		$3.22		$3.19

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.12		0.15		0.06
Net realized and unrealized gain (loss)	0.02		0.22		0.02

Total from investment operations	0.14		0.37		0.08

Less distributions to shareholders:
From net investment income	(0.08)		(0.05)		(0.03)
From net realized gains	(0.06)		(0.08)		(0.02)

Total distributions	(0.14)		(0.13)		(0.05)

Net asset value, end of period	$3.46		$3.46		$3.22

Total Return(c)	4.27%		11.62%		2.43	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,111,080		$812,020		$204,043
Total net expenses to average daily net assets(d)	0.31	%(e)	0.31	%(e)	0.31	%*
Net investment income (loss) to average daily net assets(b)	3.51%		4.36%		4.59	%*
Portfolio turnover rate	30%		39%		23	%(f)**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.02%		0.04%		0.17	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.02		$0.00	(g)
(a)	Effective February 12, 2014, GMO Debt Opportunities Fund (the “Acquired Fund”) merged into GMO Short-Duration Collateral Fund (the “Acquiring Fund”) and the surviving entity was renamed GMO Debt Opportunities Fund. For accounting and financial reporting purposes, the Acquired Fund is the surviving entity, meaning the combined entity adopted the historical financial reporting history of the Acquired Fund. Share and per share information have been adjusted to reflect the effects of the merger. See Note 11 for additional discussion of the Fund merger.
(b)	Net investment income is affected by the timing of declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Calculation represents portfolio turnover for the Fund for the period from October 3, 2011 through February 29, 2012.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	95

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2014	2013		2012		2011		2010		2014	2013		2012		2011		2010
Net asset value, beginning of period	$10.34	$9.59		$9.10		$8.47		$5.85		$10.33	$9.58		$9.09		$8.47		$5.85

Income (loss) from investment operations:
Net investment income (loss)†	0.60	0.77		0.84		1.03	(a)	0.52		0.60	0.79		0.84		1.05	(a)	0.53
Net realized and unrealized gain (loss)	(0.59)	0.82		0.58		0.81		2.70		(0.58)	0.81		0.59		0.78		2.69

Total from investment operations	0.01	1.59		1.42		1.84		3.22		0.02	1.60		1.43		1.83		3.22

Less distributions to shareholders:
From net investment income	(0.58)	(0.84)		(0.93)		(1.21)		(0.60)		(0.59)	(0.85)		(0.94)		(1.21)		(0.60)

Total distributions	(0.58)	(0.84)		(0.93)		(1.21)		(0.60)		(0.59)	(0.85)		(0.94)		(1.21)		(0.60)

Net asset value, end of period	$9.77	$10.34		$9.59		$9.10		$8.47		$9.76	$10.33		$9.58		$9.09		$8.47

Total Return(b)	0.27%	17.04%		16.62%		22.23%		55.95%		0.33%	17.14%		16.69%		22.19%		56.02%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$582,639	$427,339		$679,533		$564,570		$602,065		$2,465,331	$1,908,041		$1,117,850		$1,122,409		$1,287,496
Net operating expenses to average daily net assets(c)(d)	0.56%	0.60%		0.64%		0.59%		0.58%		0.51%	0.55%		0.59%		0.54%		0.53%
Interest expense to average daily net assets	—	0.02	%(e)	0.08	%(e)	0.08	%(f)	0.11	%(f)	—	0.02	%(e)	0.08	%(e)	0.07	%(f)	0.11	%(f)
Total net expenses to average daily net assets(c)(d)	0.56%	0.62%		0.72%		0.67%		0.69%		0.51%	0.57%		0.67%		0.61%		0.64%
Net investment income (loss) to average daily net assets	5.99%	7.75%		8.90%		11.09	%(h)	6.98%		6.02%	7.84%		8.95%		11.37	%(h)	7.03%
Portfolio turnover rate	27%	36%		29%		21%		36%		27%	36%		29%		21%		36%
Fees and expenses reimbursed by the Manager to average daily net assets:	—	0.00	%(g)	—		—		—		—	0.00	%(g)	—		—		—
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02	$0.03		$0.01		$0.02		$0.05		$0.02	$0.03		$0.01		$0.02		$0.04

(a)	Includes income per share of $0.40 and $0.41, respectively, as a result of the Fund’s participation in sovereign debt exchanges during the period. Excluding this income, the Fund’s net investment income per share would have been $0.63 and $0.64, respectively.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing and redeeming Fund shares and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or cleared swaps, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g)	Ratio is less than 0.01%.
(h)	Includes income of 4.33% and 4.43%, respectively, of average daily net assets as a result of the Fund’s participation in sovereign debt exchanges. Excluding this income, the Fund’s net investment income to average daily net assets would have been 6.76% and 6.94%, respectively.
†	Calculated using average shares outstanding throughout the period.

96	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$8.37		$8.11	$7.91	$7.58		$6.33

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.08		0.11	0.11	0.12		0.10
Net realized and unrealized gain (loss)	0.18		0.27	0.55	0.82		1.66

Total from investment operations	0.26		0.38	0.66	0.94		1.76

Less distributions to shareholders:
From net investment income	(0.02)		(0.12)	(0.46)	(0.61)		(0.51)

Total distributions	(0.02)		(0.12)	(0.46)	(0.61)		(0.51)

Net asset value, end of period	$8.61		$8.37	$8.11	$7.91		$7.58

Total Return(b)	3.13%		4.72%	8.57%	12.84%		28.99%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$141,269		$165,337	$163,213	$209,891		$213,875
Net operating expenses to average daily net assets(c)(d)	0.38%		0.39%	0.39%	0.38%		0.38%
Interest expense to average daily net assets	0.00	%(e)(f)	—	—	0.01	%(e)	0.00	%(e)(f)
Total net expenses to average daily net assets(c)(d)	0.38%		0.39%	0.39%	0.39%		0.38%
Net investment income (loss) to average daily net assets(a)	0.99%		1.29%	1.39%	1.50%		1.37%
Portfolio turnover rate	24%		42%	38%	45%		31%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.09%		0.10%	0.09%	0.07%		0.04%
Redemption fees consisted of the following per share amounts:†	—		—	—	—		$0.01
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	97

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$6.84		$6.79		$7.11		$6.59		$6.17

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.06		0.08		0.10		0.10		0.09
Net realized and unrealized gain (loss)	0.37		0.13		0.33		0.77		1.65

Total from investment operations	0.43		0.21		0.43		0.87		1.74

Less distributions to shareholders:
From net investment income	—		(0.16)		(0.75)		(0.35)		(1.32)

Total distributions	—		(0.16)		(0.75)		(0.35)		(1.32)

Net asset value, end of period	$7.27		$6.84		$6.79		$7.11		$6.59

Total Return(b)	6.29%		3.21%		6.37%		13.36%		29.54%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,809		$70,949		$69,945		$108,684		$209,150
Net operating expenses to average daily net assets(c)	0.39	%(d)	0.40	%(d)	0.39%		0.39	%(d)	0.38	%(d)
Interest expense to average daily net assets(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)
Total net expenses to average daily net assets(c)	0.39%		0.40%		0.39%		0.39	%(d)	0.38	%(d)
Net investment income (loss) to average daily net assets(a)	0.90%		1.18%		1.39%		1.45%		1.32%
Portfolio turnover rate	18%		21%		43%		46%		29%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(g)	0.27%		0.28%		0.24%		0.16%		0.12%
Redemption fees consisted of the following per share amounts:†	—		—		—		—		$0.00	(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and /or cleared swaps contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

98	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

STRATEGIC FIXED INCOME FUND

	Class III Shares									Class VI Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2014		2013		2012		2011		2010	2014		2013		2012		2011		2010
Net asset value, beginning of period	$16.42		$16.40		$15.39		$15.51		$17.37	$16.43		$16.40		$15.38		$15.49		$17.35

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.02		0.05		0.08		0.17		0.16	0.05		0.07		0.09		0.15		0.17
Net realized and unrealized gain (loss)	0.21		1.39		1.85		0.54		3.78	0.18		1.39		1.86		0.57		3.77

Total from investment operations	0.23		1.44		1.93		0.71		3.94	0.23		1.46		1.95		0.72		3.94

Less distributions to shareholders:
From net investment income	(0.28)		(1.42)		(0.92)		(0.46)		(0.27)	(0.28)		(1.43)		(0.93)		(0.46)		(0.29)
Return of capital	—		—		—		(0.37)		(5.53)	—		—		—		(0.37)		(5.51)

Total distributions	(0.28)		(1.42)		(0.92)		(0.83)		(5.80)	(0.28)		(1.43)		(0.93)		(0.83)		(5.80)

Net asset value, end of period	$16.37		$16.42		$16.40		$15.39		$15.51	$16.38		$16.43		$16.40		$15.38		$15.49

Total Return(b)	1.41%		9.14%		12.60%		4.76%		27.97%	1.42%		9.26%		12.77%		4.84%		28.00%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$117,071		$134,724		$79,215		$77,084		$139,571	$1,180,573		$1,682,634		$2,405,821		$2,476,073		$2,005,889
Net expenses to average daily net assets(d)	0.38%		0.38	%(c)	0.39	%(c)	0.39	%(c)	0.39%	0.28%		0.29	%(c)	0.29	%(c)	0.29	%(c)	0.30%
Interest expense to average daily net assets	0.00	%(e)(f)	—		—		—		—	0.00	%(e)(f)	—		—		—		—
Total net expenses to average daily net assets(d)	0.38%		0.38	%(c)	0.39	%(c)	0.39	%(c)	0.39%	0.28%		0.29	%(c)	0.29	%(c)	0.29	%(c)	0.30%
Net investment income (loss) to average daily net assets(a)	0.12%		0.30%		0.51%		1.09%		1.01%	0.28%		0.43%		0.58%		1.00%		1.05%
Portfolio turnover rate	16%		32%		30%		19%		35%	16%		32%		30%		19%		35%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.05%		0.04%		0.04%		0.04%		0.03%	0.05%		0.04%		0.04%		0.04%		0.03%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.02		$0.00	(g)	—		$0.00 (g)	$0.01		$0.02		$0.00	(g)	—		$0.00 (g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(f)	Ratio is less than 0.01%.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	99

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. TREASURY FUND

	Core Shares
	Year Ended February 28/29,								Period from March 17, 2009 (commencement of operations) through February 28, 2010
	2014		2013		2012		2011
Net asset value, beginning of period	$25.00		$25.00		$25.00		$25.00		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.02		0.03		0.01		0.03		0.04
Net realized and unrealized gain (loss)	0.01		(0.00	)(a)	0.01		0.00	(a)	0.02

Total from investment operations	0.03		0.03		0.02		0.03		0.06

Less distributions to shareholders:
From net investment income	(0.02)		(0.03)		(0.01)		(0.03)		(0.05)
From net realized gains	(0.01)		—		(0.01)		(0.00	)(b)	(0.01)

Total distributions	(0.03)		(0.03)		(0.02)		(0.03)		(0.06)

Net asset value, end of period	$25.00		$25.00		$25.00		$25.00		$25.00

Total Return(c)	0.11%		0.11%		0.07%		0.15%		0.25	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,909,864		$2,912,203		$2,056,342		$1,814,553		$546,076
Net expenses to average daily net assets(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%		0.00	%*
Net investment income (loss) to average daily net assets	0.08%		0.10%		0.04%		0.13%		0.18	%*
Portfolio turnover rate(f)	0%		0%		0%		0%		0	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.10%		0.10%		0.10%		0.11%		0.12	%*
(a)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(b)	Distributions from net realized gains were less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assume the effect of reinvested distribution, if any. Without the waivers, total returns would have been 0.03%, 0.03%, (0.01%), 0.07% and 0.17%, respectively for the fiscal year and/or period ended February 28, 2014, February 28, 2013, February 29, 2012, February 28, 2011 and February 28, 2010.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Total net expenses were less than 0.01% to average daily net assets.
(f)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

100	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

WORLD OPPORTUNITY OVERLAY FUND

	Core Shares
	Year Ended February 28/29,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$25.68		$24.00		$22.68		$21.30		$18.35

Income (loss) from investment operations:
Net investment income (loss)†	0.13		0.32		0.37		0.37		0.39
Net realized and unrealized gain (loss)	1.03		1.36		0.95		1.01		4.24

Total from investment operations	1.16		1.68		1.32		1.38		4.63

Less Partnership Fund distributions to shareholders:	—		—		—		—		(1.68)

Total distributions	—		—		—		—		(1.68)

Net asset value, end of period	$26.84		$25.68		$24.00		$22.68		$21.30

Total Return(a)	4.52%		7.00%		5.82%		6.48%		27.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$562,337		$691,486		$855,176		$850,192		$925,796
Net operating expenses to average daily net assets(b)(c)	0.00%		0.00%		0.00%		0.00%		0.00%
Interest expense to average daily net assets	0.05	%(d)	0.04	%(d)	0.03	%(d)	0.03	%(e)	0.05	%(e)
Total net expenses to average daily net assets(c)	0.05%		0.04%		0.03%		0.03%		0.05%
Net investment income (loss) to average daily net assets	0.51%		1.30%		1.59%		1.69%		1.98%
Portfolio turnover rate	80%		8%		46%		36%		55%
Fees and expenses reimbursed by the Manager to average daily net assets	0.04%		0.04%		0.04%		0.04%		0.04%
Redemption fees consisted of the following per share amounts:†	—		—		—		—		$0.00	(f)
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	Ratio is less than 0.01%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or cleared swaps, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	There were no redemption fees during the period.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	101

GMO Trust Funds

Notes to Financial Statements

February 28, 2014

1.	Organization

Each of Asset Allocation Bond Fund, Core Plus Bond Fund, Currency Hedged International Bond Fund, Debt Opportunities Fund, Emerging Country Debt Fund, Global Bond Fund, International Bond Fund, Strategic Fixed Income Fund, U.S. Treasury Fund, and World Opportunity Overlay Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). Effective February 12, 2014, Debt Opportunities Fund (the “Acquired Fund”) merged into Short-Duration Collateral Fund (the “Acquiring Fund”). Following the completion of the merger, the Acquiring Fund changed its name to Debt Opportunities Fund. For performance, accounting and financial reporting purposes, the Acquired Fund is the surviving entity, meaning that the combined entity adopted the historical accounting, financial reporting and performance history of the Acquired Fund. The Acquiring Fund is the surviving entity of the merger for corporate and U.S. federal income tax purposes.

The Funds may invest in U.S. Treasury Fund and unaffiliated money market funds.

Many of the Funds invest in other GMO Funds (“underlying funds”). In particular, pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), many of the Funds have invested a substantial portion of their assets in Debt Opportunities Fund and also may invest in Emerging Country Debt Fund, World Opportunity Overlay Fund and U.S. Treasury Fund. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. As of February 28, 2014, shares of World Opportunity Overlay Fund were not publicly offered for sale.

The following table provides information about the Funds’ investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Asset Allocation Bond Fund	Citigroup 3-Month Treasury Bill Index	Total return in excess of benchmark
Core Plus Bond Fund	Barclays U.S. Aggregate Index	Total return in excess of benchmark
Currency Hedged International Bond Fund	J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)	Total return in excess of benchmark
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	Not Applicable	Positive total return
Emerging Country Debt Fund	J.P. Morgan EMBI Global	Total return in excess of benchmark
Global Bond Fund	J.P. Morgan GBI Global	Total return in excess of benchmark
International Bond Fund	J.P. Morgan GBI Global ex U.S.	Total return in excess of benchmark
Strategic Fixed Income Fund	J.P. Morgan U.S. 3 Month Cash Index	Total return in excess of benchmark
U.S. Treasury Fund	Not Applicable	Liquidity and safety of principal with current income as a secondary objective
World Opportunity Overlay Fund	J.P. Morgan U.S. 3 Month Cash Index	Total return greater than benchmark

Strategic Fixed Income Fund and U.S. Treasury Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Typically, the Funds and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by

102

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily confirm the security price used by the Funds and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to represent minimal credit risk.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third-party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Single source: No alternative pricing source was available
Asset Allocation Bond Fund	—	—
Core Plus Bond Fund	< 1%	1%
Currency Hedged International Bond Fund	< 1%	1%
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	1%	3%
Emerging Country Debt Fund	2%	3%
Global Bond Fund	< 1%	1%
International Bond Fund	< 1%	1%
Strategic Fixed Income Fund	< 1%	1%
U.S. Treasury Fund	—	—
World Opportunity Overlay Fund	—	1%

103

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2014, certain Funds directly held material Level 3 investments in asset-backed securities (Debt Opportunities Fund and World Opportunity Overlay Fund) and foreign government debt obligations (Emerging Country Debt Fund). Each Fund values these investments using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) as described in the Portfolio Valuation note. Other than as described in this paragraph, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; and certain restricted securities valued at the most recent available market or quoted price.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2014:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$3,034,992,152	$—	$3,034,992,152

TOTAL DEBT OBLIGATIONS	—	3,034,992,152	—	3,034,992,152

Mutual Funds	56,730,951	—	—	56,730,951
Short-Term Investments	1,153,655	—	—	1,153,655

Total Investments	57,884,606	3,034,992,152	—	3,092,876,758

Total	$57,884,606	$3,034,992,152	$—	$3,092,876,758

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February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$16,294	$3,005,500	$3,021,794
Corporate Debt	—	4,861,950	—	4,861,950
Foreign Government Obligations	—	9,068,579	—	9,068,579
U.S. Government	90,987,105	18,719,318	—	109,706,423

TOTAL DEBT OBLIGATIONS	90,987,105	32,666,141	3,005,500	126,658,746

Mutual Funds	110,682,749	—	—	110,682,749
Options Purchased	—	13,814	—	13,814
Short-Term Investments	1,901,447	—	—	1,901,447

Total Investments	203,571,301	32,679,955	3,005,500	239,256,756

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	1,050,653	—	1,050,653
Futures Contracts
Interest Rate Risk	240,459	—	—	240,459
Swap Contracts
Interest Rate Risk	—	856,631	—	856,631

Total	$203,811,760	$34,587,239	$3,005,500	$241,404,499

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(701,619)	$—	$(701,619)
Futures Contracts
Interest Rate Risk	(818,771)	—	—	(818,771)
Written Options
Foreign Currency Risk	—	(2,204)	—	(2,204)
Swap Contracts
Credit Risk	—	(709,022)	—	(709,022)
Interest Rate Risk	—	(411,558)	—	(411,558)

Total	$(818,771)	$(1,824,403)	$—	$(2,643,174)

Currency Hedged International Bond
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$3,876,782	$—	$3,876,782
Foreign Government Obligations	—	27,824,055	—	27,824,055

TOTAL DEBT OBLIGATIONS	—	31,700,837	—	31,700,837

Mutual Funds	37,126,598	—	—	37,126,598
Options Purchased	—	3,947	—	3,947
Short-Term Investments	822,394	—	—	822,394

Total Investments	37,948,992	31,704,784	—	69,653,776

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	463,101	—	463,101
Futures Contracts
Interest Rate Risk	293,455	—	—	293,455
Swap Contracts
Interest Rate Risk	—	254,439	—	254,439

Total	$38,242,447	$32,422,324	$—	$70,664,771

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February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Bond (continued)
Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(393,655)	$—	$(393,655)
Futures Contracts
Interest Rate Risk	(188,883)	—	—	(188,883)
Written Options
Foreign Currency Risk	—	(630)	—	(630)
Swap Contracts
Credit Risk	—	(57,081)	—	(57,081)
Interest Rate Risk	—	(125,634)	—	(125,634)

Total	$(188,883)	$(577,000)	$—	$(765,883)

Debt Opportunities Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$69,655,836	$1,825,883,825	$1,895,539,661
U.S. Government Agency	—	—	26,905,298	26,905,298

TOTAL DEBT OBLIGATIONS	—	69,655,836	1,852,789,123	1,922,444,959

Mutual Funds	53,031,828	—	—	53,031,828

Short-Term Investments	109,818,223	31,997,096	—	141,815,319

Total Investments	162,850,051	101,652,932	1,852,789,123	2,117,292,106

Derivatives*
Swap Contracts
Interest Rate Risk	—	10,701	—	10,701

Total	$162,850,051	$101,663,633	$1,852,789,123	$2,117,302,807

Liability Valuation Inputs
Derivatives*
Futures Contracts
Interest Rate Risk	$(396,758)	$—	$—	$(396,758)

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,140,738	$75,460,374	$76,601,112
Corporate Debt	—	116,113,470	19,550,000	135,663,470
Foreign Government Agency	—	524,869,719	73,204,565	598,074,284
Foreign Government Obligations	—	1,610,986,336	128,865,871	1,739,852,207
Judgments	—	—	26,800,000	26,800,000
U.S. Government	—	219,329,004	—	219,329,004

TOTAL DEBT OBLIGATIONS	—	2,472,439,267	323,880,810	2,796,320,077

Loan Assignments	—	—	9,720,318	9,720,318
Loan Participations	—	—	65,821,067	65,821,067
Mutual Funds	110,440,029	—	—	110,440,029
Rights/Warrants	—	—	11,368,449	11,368,449
Short-Term Investments	57,260,031	—	—	57,260,031

Total Investments	167,700,060	2,472,439,267	410,790,644	3,050,929,971

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February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Emerging Country Debt Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$23,036	$—	$23,036
Options
Credit Risk	—	—	410,281	410,281
Swap Contracts
Credit Risk	—	141,547,267	0 **	141,547,267

Total	$167,700,060	$2,614,009,570	$411,200,925	$3,192,910,555

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(2,918,298)	$—	$(2,918,298)
Options
Credit Risk	—	—	(2,206,889)	(2,206,889)
Swap Contracts
Credit Risk	—	(165,070,877)	—	(165,070,877)

Total	$—	$(167,989,175)	$(2,206,889)	$(170,196,064)

Global Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$31,982,960	$—	$31,982,960
U.S. Government	9,319,530	11,434,355	—	20,753,885

TOTAL DEBT OBLIGATIONS	9,319,530	43,417,315	—	52,736,845

Mutual Funds	85,974,656	—	—	85,974,656
Options Purchased	—	7,894	—	7,894
Short-Term Investments	1,776,128	—	—	1,776,128

Total Investments	97,070,314	43,425,209	—	140,495,523

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	950,189	—	950,189
Futures Contracts
Interest Rate Risk	370,692	—	—	370,692
Swap Contracts
Interest Rate Risk	—	464,101	—	464,101

Total	$97,441,006	$44,839,499	$—	$142,280,505

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(318,984)	$—	$(318,984)
Futures Contracts
Interest Rate Risk	(129,985)	—	—	(129,985)
Written Options
Foreign Currency Risk	—	(1,259)	—	(1,259)
Swap Contracts
Credit Risk	—	(85,621)	—	(85,621)
Interest Rate Risk	—	(229,606)	—	(229,606)

Total	$(129,985)	$(635,470)	$—	$(765,455)

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February 28, 2014

Description	Level 1	Level 2	Level 3	Total
International Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$3,544,486	$—	$3,544,486
Foreign Government Obligations	—	22,251,230	—	22,251,230

TOTAL DEBT OBLIGATIONS	—	25,795,716	—	25,795,716

Mutual Funds	32,435,068	—	—	32,435,068
Options Purchased	—	3,947	—	3,947
Short-Term Investments	2,054,532	—	—	2,054,532

Total Investments	34,489,600	25,799,663	—	60,289,263

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	548,688	—	548,688
Futures Contracts
Interest Rate Risk	254,520	—	—	254,520
Swap Contracts
Credit Risk	—	75,762	—	75,762
Interest Rate Risk		206,109		206,109

Total	$34,744,120	$26,630,222	$—	$61,374,342

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(138,311)	$—	$(138,311)
Futures Contracts
Interest Rate Risk	(91,606)	—	—	(91,606)
Written Options
Foreign Currency Risk	—	(630)	—	(630)
Swap Contracts
Credit Swaps	—	(36,695)	—	(36,695)
Interest Rate Swaps	—	(103,972)	—	(103,972)

Total	$(91,606)	$(279,608)	$—	$(371,214)

Strategic Fixed Income Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$172,710,057	$78,864,817	$—	$251,574,874

TOTAL DEBT OBLIGATIONS	172,710,057	78,864,817	—	251,574,874

Mutual Funds	836,568,449	—	—	836,568,449
Options Purchased	—	78,938	—	78,938
Short-Term Investments	201,277,676	—	—	201,277,676

Total Investments	1,210,556,182	78,943,755	—	1,289,499,937

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	5,687,535	—	5,687,535
Futures Contracts
Interest Rate Risk	1,515,558	—	—	1,515,558
Swap Contracts
Interest Rate Risk	—	8,453,008	—	8,453,008

Total	$1,212,071,740	$93,084,298	$—	$1,305,156,038

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February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Strategic Fixed Income Fund (continued)
Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,803,415)	$—	$(3,803,415)
Futures Contracts
Interest Rate Risk	(3,044,365)	—	—	(3,044,365)
Written Options
Foreign Currency Risk	—	(12,593)	—	(12,593)
Swap Contracts
Interest Rate Risk	—	(2,261,405)	—	(2,261,405)

Total	$(3,044,365)	$(6,077,413)	$—	$(9,121,778)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$1,315,635,668	$613,265,019	$—	$1,928,900,687

Total Investments	1,315,635,668	613,265,019	—	1,928,900,687

Total	$1,315,635,668	$613,265,019	$—	$1,928,900,687

World Opportunity Overlay Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,378,766	$119,676,759	$121,055,525
Foreign Government Obligations	—	48,201,951	—	48,201,951
U.S. Government	—	394,731,204	—	394,731,204
U.S. Government Agency	—	—	843,840	843,840

TOTAL DEBT OBLIGATIONS	—	444,311,921	120,520,599	564,832,520

Options Purchased	—	7,177,227	—	7,177,227
Short-Term Investments	57,822,760	—	—	57,822,760

Total Investments	57,822,760	451,489,148	120,520,599	629,832,507

Derivatives*
Swap Contracts
Interest Rate Risk	—	14,115,416	—	14,115,416

Total	$57,822,760	$465,604,564	$120,520,599	$643,947,923

Liability Valuation Inputs
Derivatives*
Swap Contracts
Interest Rate Risk	$—	$(20,310,461)	$—	$(20,310,461)

Total	$—	$(20,310,461)	$—	$(20,310,461)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in derivatives that were determined to have a value of zero at February 28, 2014.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the year ended February 28, 2014, there were no material transfers between Level 1 and Level 2.

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February 28, 2014

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013		Purchases		Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of February 28, 2014		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2014
Core Plus Bond Fund
Debt Obligations
Asset-Backed Securities	$4,921,731		$37		$(2,106,759)		$192,597	$71,671	$(73,777)	$—		$—	$3,005,500		$54,155

Total	$4,921,731		$37		$(2,106,759	)#	$192,597	$71,671	$(73,777)	$—		$—	$3,005,500		$54,155

Debt Opportunities Fund (formerly Short-Duration Collateral Fund)
Debt Obligations
Asset-Backed Securities	$708,648,766		$1,550,632,681		$(236,255,165)		$14,511,758	$7,984,402	$(219,638,617)	$—		$—	$1,825,883,825		$(216,954,724)
U.S. Government Agency	1,203,773		27,299,522		(242,531)		36,286	93	(1,391,845)	—		—	26,905,298		(1,391,845)

Total	$709,852,539		$1,577,932,203	(a)	$(236,497,696	)##	$14,548,044	$7,984,495	$(221,030,462)	$—		$—	$1,852,789,123		$(218,346,569)

Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$78,333,335		$—		$(13,355,465)		$520,372	$(4,559,184)	$14,521,316	$—		$—	$75,460,374		$9,543,713
Corporate Debt	—		19,550,000		—		(479)	—	479	—		—	19,550,000		479
Foreign Government Agency	23,627,005		63,498,230		(11,292,219)		611,266	(97,739)	(3,141,978)	—		—	73,204,565		(3,757,396)
Foreign Government Obligations	129,375,029		—		(10,821,450)		4,402,969	788,791	120,532	5,000,000	***	—	128,865,871		(5,191,348)
Judgments	28,800,000		—		—		787,954	—	(2,787,954)	—		—	26,800,000		(2,787,954)

Total Debt Obligations	260,135,369		83,048,230		(35,469,134)		6,322,082	(3,868,132)	8,712,395	5,000,000		—	323,880,810		(2,192,506)
Loan Assignments	24,325,626		—		(16,726,237)		1,289,206	(9,149,619)	9,981,342	—		—	9,720,318		(554,446)
Loan Participations	68,578,286		15,307,363		(8,068,030)		3,218,520	—	(13,215,072)	—		—	65,821,067		(13,092,358)
Rights/Warrants	11,013,004		—		—		—	—	355,445	—		—	11,368,449		355,445

Total Investments	364,052,285		98,355,593		(60,263,401	)###	10,829,808	(13,017,751)	5,834,110	5,000,000		—	410,790,644		(15,483,865)
Derivatives
Swap Contracts	0	**	—		—		—	—	—	—		—	0	**	—
Options	(519,306)		—		—		—	—	(1,277,302)	—		—	(1,796,608)		(1,277,302)

Total	$363,532,979		$98,355,593		$(60,263,401)		$10,829,808	$(13,017,751)	$4,556,808	$5,000,000		$—	$408,994,036		$(16,761,167)

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February 28, 2014

	Balances as of February 28, 2013	Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of February 28, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2014
World Opportunity Overlay Fund
Debt Obligations
Asset-Backed Securities	$158,075,294	$60,195	$(53,820,995)		$(311,900)	$(1,417,464)	$17,091,629	$—		$—	$119,676,759	$13,540,234
U.S. Government Agency	—	—	—		—	—	—	843,840	***	—	843,840	—
Options Purchased	14,676,864	—	(14,275,200)		—	5,088,000	(5,489,664)	—		—	—	—

Total	$172,752,158	$60,195	$(68,096,195	)####	$(311,900)	$3,670,536	$11,601,965	$843,840		$—	$120,520,599	$13,540,234

(a)	Purchases of $756,273,475 were attributable to the Fund merger on February 12, 2014. See Note 11 for additional discussion of the Fund merger.
*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Represents the interest in derivatives that were determined to have a value of zero at February 28, 2013 and February 28, 2014.
***	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
#	Includes $1,324,592 of proceeds received from principal paydowns.
##	Includes $160,582,462 of proceeds received from principal paydowns.
###	Includes $25,162,230 of proceeds received from principal paydowns.
####	Includes $39,097,148 of proceeds received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on the Funds’ net assets) as of February 28, 2014 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	—
Core Plus Bond Fund	16%
Currency Hedged International Bond Fund	17%
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	88%
Emerging Country Debt Fund	14%
Global Bond Fund	22%
International Bond Fund	25%
Strategic Fixed Income Fund	31%
U.S. Treasury Fund	—
World Opportunity Overlay Fund	21%

Cash and Statement of Cash Flows

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The

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February 28, 2014

effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Funds (except U.S. Treasury Fund) may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. As of February 28, 2014, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Emerging Country Debt Fund	9,766,319	10,624,653
World Opportunity Overlay Fund	47,040,229	48,642,052

As of February 28, 2014, Emerging Country Debt Fund had investments in reverse repurchase agreements with JP Morgan Securities, Inc. with a gross value of $9,750,381 and a net value of $874,272 with related collateral. World Opportunity Overlay Fund had investments in reverse repurchase agreements with Barclays Bank plc with a gross value of $47,308,474 and a net value of $1,333,578 with related collateral. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds (except U.S. Treasury Fund) may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In

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addition, any increase in the principal amount of an inflation-indexed bond are generally included in the Fund’s gross income, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Delayed delivery commitments outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund, except World Opportunity Overlay Fund (see below), intends to qualify each tax year as a regulated investment company (each a “RIC Fund”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each RIC Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each RIC Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to each RIC Fund’s investments in certain jurisdictions may be higher if a significant portion of each RIC Fund is held by non-U.S. shareholders.

World Opportunity Overlay Fund (a “Partnership Fund”) has elected to be treated as a partnership for U.S. federal income tax purposes and each shareholder is responsible for their tax liabilities, if any, related to their allocable share of Partnership Fund taxable income, gains, losses, deductions, credits and items of tax preference. The Partnership Fund’s activities do not generally constitute those of a U.S. trade or business. Accordingly, the Partnership Fund is generally not subject to U.S. federal, state and/or other income-based U.S. taxes (other than certain withholding taxes). Dividends and other income may be subject to withholding or similar taxes imposed by the country in which such dividends or other income originate.

With the exception of U.S. Treasury Fund, the policy of each RIC Fund is to declare and pay distributions of net investment income, if any, semi-annually. U.S. Treasury Fund’s policy is to declare distributions daily, to the extent net investment income is available, and pay distributions on the first business day following the end of each month in which distributions were declared. Each RIC Fund’s policy is to declare and pay distributions from net realized short-term and long-term capital gains, if any, at least annually. Typically distributions are reinvested in additional shares of each RIC Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each RIC Fund on the ex-dividend date.

Because the Partnership Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Partnership Fund to declare and pay non-redeeming distributions in the sole discretion of the Trustees (or their delegates). Distributions made by the Partnership Fund, if any, other than distributions made in partial or complete redemption of shareholders’ interests in the Partnership Fund, are reported in the Partnership Fund’s Statement of Changes in Net Assets as Partnership Fund distributions to shareholders.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2014, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions for each RIC Fund are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

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U.S. GAAP and tax accounting differences for each RIC Fund primarily relate to reasons described in the following table:

Adjustments related to:	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund
Accretion and amortization		X		X	X			X
Capital loss carry forwards	X	X	X	X	X	X	X	X
Defaulted bonds					X
Derivative contract transactions		X	X		X	X	X	X
Foreign currency transactions		X	X		X	X	X	X
Late-year ordinary losses	X					X	X	X
Losses on wash sale transactions		X	X		X	X	X	X
Net operating losses			X				X	X
Partnership interest tax allocations		X	X		X	X	X	X
Post-October capital losses	X				X			X
Subscription in-kind transactions				X
There are no Significant differences									X
Mergers and acquisitions activity				X

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The tax character of distributions declared by each RIC Fund to shareholders is as follows:

	Tax year ended February 28, 2014				Tax year ended February 28, 2013

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Return of Capital ($)	Total Distributions ($)	Ordinary income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Return of Capital ($)	Total Distributions ($)
Asset Allocation Bond Fund	5,001,164	—	—	5,001,164	2,116,136	—	—	2,116,136
Core Plus Bond Fund	3,712,575	—	—	3,712,575	10,458,493	—	—	10,458,493
Currency Hedged International Bond Fund	924,210	—	41,151	965,361	2,840,640	—	—	2,840,640
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)*	34,258,194	16,090,453	—	50,348,647	13,697,097	10,662,568	—	24,359,665
Emerging Country Debt Fund	164,623,912	—	—	164,623,912	163,380,470	—	—	163,380,470
Global Bond Fund	399,948	—	—	399,948	2,466,357	—	—	2,466,357
International Bond Fund	—	—	—	—	1,677,811	—	—	1,677,811
Strategic Fixed Income Fund	30,337,658	—	—	30,337,658	169,906,194	—	—	169,906,194
U.S. Treasury Fund	2,647,303	—	—	2,647,303	2,845,340	—	—	2,845,340

*	The tax character of distributions paid by Debt Opportunities Fund reflects only the amounts paid by the Acquired Fund for the tax years ended February 11, 2014 and February 28, 2013. See Note 11. During its tax year ended February 28, 2014, the Acquiring Fund paid distributions with the following tax character:

Ordinary income: $7,559,588

Return of capital: $137,130,342

Distributions in excess of a RIC Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

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As of February 28, 2014, the components of distributable earnings on a tax basis and certain attributes for the RIC Funds consisted of the following:

Fund Name	Undistributed ordinary income (including any net short-term capital gain) ($)	Undistributed net long-term capital gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital loss carryforwards ($)	Post-October Capital Losses ($)
Asset Allocation Bond Fund	1,124,871	—	(4,726,084)	(7,027,424)	(945,989)
Core Plus Bond Fund	2,500,513	—	—	(127,140,956)	—
Currency Hedged International Bond Fund	—	—	—	(6,687,562)	—
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	—	—	—	(88,038,583)	(569,987)
Emerging Country Debt Fund	106,423,520	—	—	(90,830,258)	(72,310,993)
Global Bond Fund	141,584	—	—	(12,850,357)	(30,106)
International Bond Fund	—	—	—	(24,409,789)	(11,054)
Strategic Fixed Income Fund	—	—	(1,378,686)	(207,489,080)	(1,050,468)
U.S. Treasury Fund	96,987	—	—	—	—

As of February 28, 2014, the RIC Funds listed below had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2014, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The RIC Funds’ capital loss carryforwards are as follows:

	Short-Term ($)						Total Short- Term ($)	Long- Term ($)
Fund Name	Expiration Date 2/28/2015	Expiration Date 2/29/2016	Expiration Date 2/28/2017	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date		No Expiration Date
Asset Allocation Bond Fund	—	—	—	—	(6,593,369)	(247,649)	(6,841,018)	(186,406)
Core Plus Bond Fund	(2,795,728)	(33,008,915)	(74,050,257)	(17,147,333)	(138,723)	—	(127,140,956)	—
Currency Hedged International Bond Fund	—	—	(1,749,220)	(3,328,985)	—	—	(5,078,205)	(1,609,357)
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	(4,239,935)	(1,158,601)	(32,360,541)	(41,313,788)	(307,583)	—	(79,380,448)	(8,658,135)
Emerging Country Debt Fund	—	—	(14,758,581)	—	(66,474,254)	(8,673,151)	(89,905,986)	(924,272)
Global Bond Fund	(269,796)	—	(4,412,277)	(6,769,760)	(1,398,524)	—	(12,850,357)	—
International Bond Fund	(6,954,148)	(507,910)	(8,354,148)	(4,431,029)	(4,162,554)	—	(24,409,789)	—
Strategic Fixed Income Fund	—	—	(84,037,626)	(123,451,454)	—	—	(207,489,080)	—

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As of February 28, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	3,088,286,250	6,108,269	(1,517,761)	4,590,508
Core Plus Bond Fund	263,353,524	—	(24,096,768)	(24,096,768)
Currency Hedged International Bond Fund	71,645,022	330,977	(2,322,223)	(1,991,246)
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	2,320,073,528	42,930,970	(245,712,392)	(202,781,422)
Emerging Country Debt Fund	3,042,308,701	172,002,397	(163,381,127)	8,621,270
Global Bond Fund	151,219,980	4,362,381	(15,086,838)	(10,724,457)
International Bond Fund	68,181,070	—	(7,891,807)	(7,891,807)
Strategic Fixed Income Fund	1,306,023,406	22,104,394	(38,627,863)	(16,523,469)
U.S. Treasury Fund	1,928,863,059	41,947	(4,319)	37,628
World Opportunity Overlay Fund	664,768,522	12,338,677	(47,274,692)	(34,936,015)

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. State Street’s transfer agent fees may be reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains in a State Street transfer agent account. Earnings allowances are reported as a reduction of expenses in the Statement of Operations. Prior to December 31, 2012, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance each Fund maintained

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in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

As of February 28, 2014, the premium on cash purchases and the fee on cash redemptions were as follows:

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Purchase Premium	—	—	—	0.40%	0.50%	—	—	0.20%	—	—
Redemption Fee	—	—	—	0.40%	0.50%	—	—	0.20%	—	—

Other matters

Emerging Country Debt Fund

In December 2005, Emerging County Debt Fund (“ECDF”) entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by ECDF. A judgment was awarded in ECDF’s favor on September 24, 2007; however, ECDF’s ability to collect on this judgment remains uncertain, and ECDF is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of ECDF’s judgment was tendered in the debt exchange and ECDF received new bonds in June 2010. The remaining portion of ECDF’s judgment, which continues to be valued according to ECDF’s valuation policy, represented 0.9% of the net assets of ECDF as of February 28, 2014.

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3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X		X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X		X
Currency Risk	X	X	X	X	X	X	X	X		X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X		X
Counterparty Risk	X	X	X	X	X	X	X	X		X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X
Options Risk										X
Fund of Funds Risk	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-

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related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase. The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The market price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream the Manager expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause a Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are

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typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Debt Opportunities Fund, which primarily holds asset-backed securities, and for the Funds that have invested substantial portions of their assets in Debt Opportunities Fund.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

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In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• DERIVATIVES RISK. The Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

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The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

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These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a

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loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government), are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a

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particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S.

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could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable income to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• OPTIONS RISK. There are various risks associated with transactions in exchange-traded and OTC options. The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be

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adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC options OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and exchange-traded funds (“ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Funds that invest in shares of other GMO Funds also are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

All of the Funds (except U.S. Treasury Fund) are not diversified investment companies under the 1940 Act. In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

Temporary Defensive Positions. If deemed prudent by the Manager, the Funds (other than U.S. Treasury Fund) may take temporary defensive positions. Many of the Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

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4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Debt Opportunities Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Debt Opportunities Fund and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. The Funds’ (other than Debt Opportunities Fund and U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

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For Funds that held derivatives during the year ended February 28, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Forward currency contracts
Adjust currency exchange rate risk			X		X	X	X
Adjust exposure to foreign currencies		X	X		X	X	X	X
Futures contracts
Adjust interest rate exposure	X	X	X	X		X	X	X		X
Maintain the diversity and liquidity of the portfolio	X	X	X	X		X	X	X		X
Options (Purchased)
Adjust currency exchange rate risk		X	X			X	X	X		X
Adjust exposure to foreign currencies		X	X			X	X	X		X
Adjust interest rate exposure	X									X
Maintain the diversity and liquidity of the portfolio										X
Options (Written)
Adjust currency exchange rate risk		X	X			X	X	X		X
Adjust exposure to foreign currencies		X	X			X	X	X		X
Adjust interest rate exposure	X									X
Maintain the diversity and liquidity of the portfolio										X
Options (Credit Linked)
Achieve exposure to a reference entity’s credit					X
Swap Contracts
Achieve exposure to a reference entity’s credit		X			X		X
Adjust exposure to certain markets		X			X
Adjust interest rate exposure		X	X	X		X	X	X		X
Provide a measure of protection against default loss		X	X		X	X	X
Rights and/or warrants
Adjust exposure to certain markets					X
Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service

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and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

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For the year ended February 28, 2014, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Asset Allocation Bond Fund
Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	600	—	64,320	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	(600)	—	(64,320)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Core Plus Bond Fund
Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	1,721,500,000	—	597,035	—	—	—
Options bought back	(868,000,000)	—	(513,543)	—	—	—
Options expired	(850,000,000)	—	(32,886)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	3,500,000	—	$50,606	—	—	$—

Currency Hedged International Bond Fund
Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	507,000,000	—	190,537	—	—	—
Options bought back	(256,000,000)	—	(166,406)	—	—	—
Options expired	(250,000,000)	—	(9,672)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	1,000,000	—	$14,459	—	—	$—

Global Bond Fund
Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	1,214,000,000	—	399,269	—	—	—
Options bought back	(612,000,000)	—	(347,137)	—	—	—
Options expired	(600,000,000)	—	(23,214)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	2,000,000	—	$28,918	—	—	$—

International Bond Fund
Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	507,000,000	—	190,537	—	—	—
Options bought back	(256,000,000)	—	(166,406)	—	—	—
Options expired	(250,000,000)	—	(9,672)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	1,000,000	—	$14,459	—	—	$—

Strategic Fixed Income Fund
Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	12,756,000,000	—	4,395,521	—	—	—
Options bought back	(6,436,000,000)	—	(3,862,600)	—	—	—
Options expired	(6,300,000,000)	—	(243,744)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	20,000,000	—	$289,177	—	—	$—

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	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
World Opportunity Overlay Fund
Outstanding, beginning of year	—	—	$—	6,000,000	—	$2,711,878
Options written	16,330,007,500	—	10,469,821	16,733,750,000	—	11,519,856
Options bought back	(4,270,002,040)	—	(5,617,014)	(12,203,750,000)	—	(6,372,463)
Options expired	(12,060,005,460)	—	(4,852,807)	(4,536,000,000)	—	(7,859,271)
Options exercised	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on

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the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Additionally, Emerging Country Debt Fund owns warrants linked to the price of oil. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2014 and the Statements of Operations for the year ended February 28, 2014^:

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset Allocation Bond Fund
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$—	$(155,997)	$—	$(155,997)
Futures Contracts	—	—	—	—	(1,090,472)	—	(1,090,472)
Written Options	—	—	—	—	64,320	—	64,320

Total	$—	$—	$—	$—	$(1,182,149)	$—	$(1,182,149)

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February 28, 2014

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Core Plus Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$13,814	$—	$—	$13,814
Unrealized Appreciation on Forward Currency Contracts	—	—	—	1,050,653	—	—	1,050,653
Unrealized Appreciation on Futures Contracts*	—	—	—	—	240,459	—	240,459
Unrealized Appreciation on Swap Contracts*	—	—	—	—	856,631	—	856,631

Total	$—	$—	$—	$1,064,467	$1,097,090	$—	$2,161,557

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$1,064,467	$1,097,090	$—	$2,161,557

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(701,619)	$—	$—	$(701,619)
Unrealized Depreciation on Futures Contracts*	—	—	—	—	(818,771)	—	(818,771)
Written Options, at value	—	—	—	(2,204)	—	—	(2,204)
Unrealized Depreciation on Swap Contracts*	(709,022)	—	—	—	(411,558)	—	(1,120,580)

Total	$(709,022)	$—	$—	$(703,823)	$(1,230,329)	$—	$(2,643,174)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(709,022)	$—	$—	$(703,823)	$(1,230,329)	$—	$(2,643,174)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$327,105	$—	$—	$327,105
Forward Currency Contracts	—	—	—	(5,127,288)	—	—	(5,127,288)
Futures Contracts	—	—	—	—	(1,427,217)	—	(1,427,217)
Written Options	—	—	—	427,546	—	—	427,546
Swap Contracts	44,578	—	—	—	2,747,284	—	2,791,862

Total	$44,578	$—	$—	$(4,372,637)	$1,320,067	$—	$(3,007,992)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$(162,031)	$—	$—	$(162,031)
Forward Currency Contracts	—	—	—	528,263	—	—	528,263
Futures Contracts	—	—	—	—	(365,463)	—	(365,463)
Written Options	—	—	—	48,402	—	—	48,402
Swap Contracts	543,573	—	—	—	278,263	—	821,836

Total	$543,573	$—	$—	$414,634	$(87,200)	$—	$871,007

Currency Hedged International Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$3,947	$—	$—	$3,947
Unrealized Appreciation on Forward Currency Contracts	—	—	—	463,101	—	—	463,101
Unrealized Appreciation on Futures Contracts*	—	—	—	—	293,455	—	293,455
Unrealized Appreciation on Swap Contracts*	—	—	—	—	254,439	—	254,439

Total	$—	$—	$—	$467,048	$547,894	$—	$1,014,942

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$467,048	$547,894	$—	$1,014,942

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(393,655)	$—	$—	$(393,655)
Unrealized Depreciation on Futures Contracts*	—	—	—	—	(188,883)	—	(188,883)
Written Options, at value	—	—	—	(630)	—	—	(630)
Unrealized Depreciation on Swap Contracts*	(57,081)	—	—	—	(125,634)	—	(182,715)

Total	$(57,081)	$—	$—	$(394,285)	$(314,517)	$—	$(765,883)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(57,081)	$—	$—	$(394,285)	$(314,517)	$—	$(765,883)

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February 28, 2014

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Currency Hedged International Bond Fund (continued)
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$111,046	$—	$—	$111,046
Forward Currency Contracts	—	—	—	(1,723,793)	—	—	(1,723,793)
Futures Contracts	—	—	—	—	(77,346)	—	(77,346)
Written Options	—	—	—	136,836	—	—	136,836
Swap Contracts	(241,305)	—	—	—	(253,185)	—	(494,490)

Total	$(241,305)	$—	$—	$(1,475,911)	$(330,531)	$—	$(2,047,747)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$(46,294)	$—	$—	$(46,294)
Forward Currency Contracts	—	—	—	(235,282)	—	—	(235,282)
Futures Contracts	—	—	—	—	104,978	—	104,978
Written Options	—	—	—	13,829	—	—	13,829
Swap Contracts	24,946	—	—	—	66,003	—	90,949

Total	$24,946	$—	$—	$(267,747)	$170,981	$—	$(71,820)

Debt Opportunities Fund (formerly Short-Duration Collateral Fund)
Asset:
Unrealized Appreciation on Futures Contracts*	$—	$—	$—	$—	$—	$—	$—
Unrealized Appreciation on Swap Contracts*	—	—	—	—	10,701	—	10,701

Total	$—	$—	$—	$—	$10,701	$—	$10,701

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$—	$10,701	$—	$10,701

Liability:
Unrealized Depreciation on Futures Contracts*	$—	$—	$—	$—	$(396,758)	$—	$(396,758)
Unrealized Depreciation on Swap Contracts*	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$(396,758)	$—	$(396,758)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$—	$(396,758)	$—	$(396,758)

Net Realized Gain (Loss) on:
Futures Contracts	$—	$—	$—	$—	$(2,317,642)	$—	$(2,317,642)
Swap Contracts	—	—	—	—	(42,723)	—	(42,723)

Total	$—	$—	$—	$—	$(2,360,365)	$—	$(2,360,365)

Change in Net Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$—	$—	$(396,758)	$—	$(396,758)
Swap Contracts	—	—	—	—	10,701	—	10,701

Total	$—	$—	$—	$—	$(386,057)	$—	$(386,057)

Emerging Country Debt Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$—	$11,368,449	$11,368,449
Unrealized Appreciation on Forward Currency Contracts	—	—	—	23,036	—	—	23,036
Unrealized Appreciation on Swap Contracts	141,547,267	—	—	—	—	—	141,547,267
Options	410,281	—	—	—	—	—	410,281

Total	$141,957,548	$—	$—	$23,036	$—	$11,368,449	$153,349,033

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$11,368,449	$11,368,449

Total subject to Master Agreements	$141,957,548	$—	$—	$23,036	$—	$—	$141,980,584

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February 28, 2014

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Country Debt Fund (continued)
Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(2,918,298)	$—	$—	$(2,918,298)
Unrealized Depreciation on Swap Contracts	(165,070,877)	—	—	—	—	—	(165,070,877)
Options	(2,206,889)	—	—	—	—	—	(2,206,889)

Total	$(167,277,766)	$—	$—	$(2,918,298)	$—	$—	$(170,196,064)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(167,277,766)	$—	$—	$(2,918,298)	$—	$—	$(170,196,064)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$—	$(1,095,893)	$—	$—	$(1,095,893)
Swap Contracts	5,250,970	—	—	—	(8,963,537)	—	(3,712,567)

Total	$5,250,970	$—	$—	$(1,095,893)	$(8,963,537)	$—	$(4,808,460)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$—	$—	$—	$355,445	$355,445
Forward Currency Contracts	—	—	—	(7,146,042)	—	—	(7,146,042)
Swap Contracts	(271,248)	—	—	—	(158,272)	—	(429,520)
Options	116,782	—	—	—	—	—	116,782

Total	$(154,466)	$—	$—	$(7,146,042)	$(158,272)	$355,445	$(7,103,335)

Global Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$7,894	$—	$—	$7,894
Unrealized Appreciation on Forward Currency Contracts	—	—	—	950,189	—	—	950,189
Unrealized Appreciation on Futures Contracts*	—	—	—	—	370,692	—	370,692
Unrealized Appreciation on Swap Contracts*	—	—	—	—	464,101	—	464,101

Total	$—	$—	$—	$958,083	$834,793	$—	$1,792,876

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$958,083	$834,793	$—	$1,792,876

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(318,984)	$—	$—	$(318,984)
Unrealized Depreciation on Futures Contracts*	—	—	—	—	(129,985)	—	(129,985)
Written Options, at value	—	—	—	(1,259)	—	—	(1,259)
Unrealized Depreciation on Swap Contracts*	(85,621)	—	—	—	(229,606)	—	(315,227)

Total	$(85,621)	$—	$—	$(320,243)	$(359,591)	$—	$(765,455)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(85,621)	$—	$—	$(320,243)	$(359,591)	$—	$(765,455)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$206,839	$—	$—	$206,839
Forward Currency Contracts	—	—	—	(3,991,171)	—	—	(3,991,171)
Futures Contracts	—	—	—	—	(26,581)	—	(26,581)
Written Options	—	—	—	290,709	—	—	290,709
Swap Contracts	(364,894)	—	—	—	(572,131)	—	(937,025)

Total	$(364,894)	$—	$—	$(3,493,623)	$(598,712)	$—	$(4,457,229)

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February 28, 2014

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Global Bond Fund (continued)
Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$(92,589)	$—	$—	$(92,589)
Forward Currency Contracts	—	—	—	1,710,825	—	—	1,710,825
Futures Contracts	—	—	—	—	22,077	—	22,077
Written Options	—	—	—	27,659	—	—	27,659
Swap Contracts	37,419	—	—	—	152,507	—	189,926

Total	$37,419	$—	$—	$1,645,895	$174,584	$—	$1,857,898

International Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$3,947	$—	$—	$3,947
Unrealized Appreciation on Forward Currency Contracts	—	—	—	548,688	—	—	548,688
Unrealized Appreciation on Futures Contracts*	—	—	—	—	254,520	—	254,520
Unrealized Appreciation on Swap Contracts*	75,762	—	—	—	206,109	—	281,871

Total	$75,762	$—	$—	$552,635	$460,629	$—	$1,089,026

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$75,762	$—	$—	$552,635	$460,629	$—	$1,089,026

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(138,311)	$—	$—	$(138,311)
Unrealized Depreciation on Futures Contracts*	—	—	—	—	(91,606)	—	(91,606)
Written Options, at value	—	—	—	(630)	—	—	(630)
Unrealized Depreciation on Swap Contracts*	(36,695)	—	—	—	(103,972)	—	(140,667)

Total	$(36,695)	$—	$—	$(138,941)	$(195,578)	$—	$(371,214)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(36,695)	$—	$—	$(138,941)	$(195,578)	$—	$(371,214)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$110,377	$—	$—	$110,377
Forward Currency Contracts	—	—	—	(1,974,089)	—	—	(1,974,089)
Futures Contracts	—	—	—	—	24,997	—	24,997
Written Options	—	—	—	136,837	—	—	136,837
Swap Contracts	(291,001)	—	—	—	—	—	(291,001)

Total	$(291,001)	$—	$—	$(1,726,875)	$24,997	$—	$(1,992,879)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$(46,294)	$—	$—	$(46,294)
Forward Currency Contracts	—	—	—	1,283,378	—	—	1,283,378
Futures Contracts	—	—	—	—	14,223	—	14,223
Written Options	—	—	—	13,829	—	—	13,829
Swap Contracts	464,964	—	—	—	65,389	—	530,353

Total	$464,964	$—	$—	$1,250,913	$79,612	$—	$1,795,489

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	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Strategic Fixed Income Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$78,938	$—	$—	$78,938
Unrealized Appreciation on Forward Currency Contracts	—	—	—	5,687,535	—	—	5,687,535
Unrealized Appreciation on Futures Contracts*	—	—	—	—	1,515,558	—	1,515,558
Unrealized Appreciation on Swap Contracts*	—	—	—	—	8,453,008	—	8,453,008

Total	$—	$—	$—	$5,766,473	$9,968,566	$—	$15,735,039

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$5,766,473	$9,968,566	$—	$15,735,039

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(3,803,415)	$—	$—	$(3,803,415)
Unrealized Depreciation on Futures Contracts*	—	—	—	—	(3,044,365)	—	(3,044,365)
Written Options, at value	—	—	—	(12,593)	—	—	(12,593)
Unrealized Depreciation on Swap Contracts*	—	—	—	—	(2,261,405)	—	(2,261,405)

Total	$—	$—	$—	$(3,816,008)	$(5,305,770)	$—	$(9,121,778)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$(3,816,008)	$(5,305,770)	$—	$(9,121,778)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$2,503,452	$—	$—	$2,503,452
Forward Currency Contracts	—	—	—	(35,716,539)	—	—	(35,716,539)
Futures Contracts	—	—	—	—	604,788	—	604,788
Written Options	—	—	—	3,209,526	—	—	3,209,526
Swap Contracts	—	—	—	—	(608,701)	—	(608,701)

Total	$—	$—	$—	$(30,003,561)	$(3,913)	$—	$(30,007,474)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$(925,888)	$—	$—	$(925,888)
Forward Currency Contracts	—	—	—	3,252,940	—	—	3,252,940
Futures Contracts	—	—	—	—	522,026	—	522,026
Written Options	—	—	—	276,584	—	—	276,584
Swap Contracts	—	—	—	—	(4,582,930)	—	(4,582,930)

Total	$—	$—	$—	$2,603,636	$(4,060,904)	$—	$(1,457,268)

World Opportunity Overlay Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$33	$7,177,194	$—	$7,177,227
Unrealized Appreciation on Swap Contracts*	—	—	—	—	14,115,416	—	14,115,416

Total	$—	$—	$—	$33	$21,292,610	$—	$21,292,643

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$33	$21,292,610	$—	$21,292,643

Liability:
Unrealized Depreciation on Swap Contracts*	$—	$—	$—	$—	$(20,310,461)	$—	$(20,310,461)

Total	$—	$—	$—	$—	$(20,310,461)	$—	$(20,310,461)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$—	$(20,310,461)	$—	$(20,310,461)

139

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February 28, 2014

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
World Opportunity Overlay Fund (continued)
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$2,008,172	$(1,457,634)	$—	$550,538
Futures Contracts	—	—	—	—	2,709,558	—	2,709,558
Written Options	—	—	—	167,090	11,396,558	—	11,563,648
Swap Contracts	—	—	—	—	(38,520,636)	—	(38,520,636)

Total	$—	$—	$—	$2,175,262	$(25,872,154)	$—	$(23,696,892)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$1,689,359	$(12,358,590)	$—	$(10,669,231)
Written Options	—	—	—	(2,471,745)	—	—	(2,471,745)
Swap Contracts	—	—	—	—	53,193,653	—	53,193,653

Total	$—	$—	$—	$(782,386)	$40,835,063	$—	$40,052,677

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The table includes cumulative appreciation/depreciation of futures and cleared swap contracts as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts is reported within the Statements of Assets and Liabilities.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2014, if any.

140

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February 28, 2014

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements and net of the related collateral received or pledged by the Funds as of February 28, 2014:

Core Plus Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$243,393	$—	$243,393	$—
Citibank N.A.	182,321	—	(43,813)	138,508
Deutsche Bank AG	136,990	—	136,990	—
Goldman Sachs International	95,275	—	95,275	—
JPMorgan Chase Bank, N.A.	490,565	(402,826)	(87,739)	—	*

Total	$1,148,544	$(402,826)	$344,106	$138,508

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$748,312	$(504,919)	$(243,393)	$—	*
Citibank N.A.	43,813	—	43,813	—
Deutsche Bank AG	232,962	—	(136,990)	95,972
Goldman Sachs International	300,019	—	(95,275)	204,744
JPMorgan Chase Bank, N.A.	87,739	—	87,739	—

Total	$1,412,845	$(504,919)	$(344,106)	$300,716

Currency Hedged International Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$47,342	$—	$(25,018)	$22,324
Citibank N.A.	53,573	—	(12,982)	40,591
Deutsche Bank AG	40,283	—	40,283	—
Goldman Sachs International	28,516	—	28,516	—
JPMorgan Chase Bank, N.A.	297,334	(198,339)	(24,030)	74,965

Total	$467,048	$(198,339)	$6,769	$137,880

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$25,018	$—	$25,018	$—
Citibank N.A.	12,982	—	12,982	—
Deutsche Bank AG	300,921	(34,993)	(40,283)	225,645
Goldman Sachs International	88,415	—	(28,516)	59,899
JPMorgan Chase Bank, N.A.	24,030	—	24,030	—

Total	$451,366	$(34,993)	$(6,769)	$285,544

141

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February 28, 2014

Emerging Country Debt Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Citibank N.A.	$3,863,685	$(1,694,430)	$(2,169,255)	$—	*
Deutsche Bank AG	137,057,808	—	137,057,808	—
Goldman Sachs International	1,059,091	(675,422)	(383,669)	—	*

Total	$141,980,584	$(2,369,852)	$134,504,884	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$3,533,010	$(3,154,337)	$—	$378,673
Citibank N.A.	2,169,255	—	2,169,255	—
Deutsche Bank AG	142,690,804	(4,019,993)	(137,057,808)	1,613,003
Goldman Sachs International	383,669	—	383,669	—
JPMorgan Chase Bank, N.A.	21,419,326	(21,419,326)	—	—	*

Total	$170,196,064	$(28,593,656)	$(134,504,884)	$1,991,676

Global Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$192,613	$—	$(17,464)	$175,149
Citibank N.A.	103,608	—	(22,718)	80,890
Deutsche Bank AG	260,256	—	(167,277)	92,979
Goldman Sachs International	106,642	—	106,642	—
JPMorgan Chase Bank, N.A.	294,964	—	(43,125)	251,839

Total	$958,083	$—	$(143,942)	$600,857

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$17,464	$—	$17,464	$—
Citibank N.A.	22,718	—	22,718	—
Deutsche Bank AG	167,277	—	167,277	—
Goldman Sachs International	155,280	—	(106,642)	48,638
JPMorgan Chase Bank, N.A.	43,125	—	43,125	—

Total	$405,864	$—	$143,942	$48,638

142

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February 28, 2014

International Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$111,206	$—	$(6,587)	$104,619
Citibank N.A.	45,317	—	(9,736)	35,581
Deutsche Bank AG	270,499	—	(72,662)	197,837
Goldman Sachs International	53,342	—	53,342	—
JPMorgan Chase Bank, N.A.	148,033	—	(18,452)	129,581

Total	$628,397	$—	$(54,095)	$467,618

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$6,587	$—	$6,587	$—
Citibank N.A.	9,736	—	9,736	—
Deutsche Bank AG	72,662	—	72,662	—
Goldman Sachs International	68,199	—	(53,342)	14,857
JPMorgan Chase Bank, N.A.	18,452	—	18,452	—

Total	$175,636	$—	$54,095	$14,857

Strategic Fixed Income Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$3,730,184	$(3,515,508)	$(214,676)	$—	*
Citibank N.A.	2,399,614	(2,042,359)	(243,404)	113,851
Deutsche Bank AG	737,288	—	737,288	—
Goldman Sachs International	513,937	—	513,937	—
JPMorgan Chase Bank, N.A.	2,660,124	(1,364,810)	(480,733)	814,581

Total	$10,041,147	$(6,922,677)	$312,412	$928,432

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$214,676	$—	$214,676	$—
Citibank N.A.	243,404	—	243,404	—
Deutsche Bank AG	1,264,389	(60,987)	(737,288)	466,114
Goldman Sachs International	1,612,806	(343,928)	(513,937)	754,941
JPMorgan Chase Bank, N.A.	480,733	—	480,733	—

Total	$3,816,008	$(404,915)	$(312,412)	$1,221,055

143

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February 28, 2014

World Opportunity Overlay Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$1,102,051	$(1,102,051)	$—	$—	*
Citibank N.A.	560,853	(518,492)	—	42,361
JPMorgan Chase Bank, N.A.	33	—	—	33
Morgan Stanley & Co. International PLC	5,514,290	(4,168,106)	(1,346,184)	—	*

Total	$7,177,227	$(5,788,649)	$(1,346,184)	$42,394

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Merrill Lynch Capital Services, Inc.	$9,456,655	$(9,456,655)	$—	$—	*
Morgan Stanley & Co. International PLC	1,346,184	—	1,346,184	—

Total	$10,802,839	$(9,456,655)	$1,346,184	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

The following tables present the Funds’ exchange-traded or cleared derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements and net of the related collateral received or pledged by the Funds as of February 28, 2014:

Core Plus Bond Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Capital Inc. – Cleared Swaps	$45,872	$(45,872)	$—	$—	*
J.P.Morgan Futures Incorporated – Futures	33,616	(33,616)	—	—	*

Total	$79,488	$(79,488)	$—	$—

Currency Hedged International Bond Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Capital Inc. – Cleared Swaps	$16,147	$(16,147)	$—	$—	*
J.P.Morgan Futures Incorporated – Futures	132,777	(132,777)	—	—	*

Total	$148,924	$(148,924)	$—	$—

144

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February 28, 2014

Debt Opportunities Fund (formerly Short-Duration Collateral Fund)

Counterparty	Gross Derivative Assets in the Statement of Assets and Liabilities	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Credit Suisse Securities (USA) LLC – Cleared Swaps	$64,312	$—	$—	$64,312
J.P.Morgan Futures Incorporated – Futures	165,757	—	—	165,757

Total	$230,069	$—	$—	$230,069

Global Bond Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Capital Inc. – Cleared Swaps	$29,503	$(29,503)	$—	$—	*
J.P.Morgan Futures Incorporated – Futures	132,534	(132,534)	—	—	*

Total	$162,037	$(162,037)	$—	$—

International Bond Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Capital Inc. – Cleared Swaps	$12,868	$(12,868)	$—	$—	*
J.P.Morgan Futures Incorporated – Futures	95,911	(95,911)	—	—	*

Total	$108,779	$(108,779)	$—	$—

Strategic Fixed Income Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Capital Inc. – Cleared Swaps	$244,129	$(244,129)	$—	$—	*
J.P.Morgan Futures Incorporated – Futures	384,018	(384,018)	—	—	*

Total	$628,147	$(628,147)	$—	$—

145

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February 28, 2014

World Opportunity Overlay Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Capital Inc. – Cleared Swaps	$7,503	$(7,503)	$—	$—	*
Credit Suisse Securities (USA) LLC – Cleared Swaps	193,480	(193,480)	—	—	*

Total	$200,983	$(200,983)	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 28, 2014.

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options ($)		Rights and/or Warrants ($)
Asset Allocation Bond Fund	—	6,913,477	—	72,329	*	—
Core Plus Bond Fund	141,961,120	194,537,646	267,835,133	36,404,474		—
Currency Hedged International Bond Fund	73,468,974	65,749,182	21,889,924	11,011,583		—
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	—	80,417,844	4,166,667	—		—
Emerging Country Debt Fund	539,568,843	—	3,712,645,093	327,083,333		11,647,154
Global Bond Fund	139,904,929	114,090,711	37,432,771	23,539,129		—
International Bond Fund	81,482,962	43,863,168	22,301,604	10,776,096		—
Strategic Fixed Income Fund	926,509,624	972,229,220	417,527,743	251,171,995		—
World Opportunity Overlay Fund	—	—	4,543,087,553	985,838,932		—

*	During the year ended February 28, 2014, the Fund did not hold this investment type at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values, notional amounts or principal amounts.

146

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February 28, 2014

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Management Fee	0.25%	0.25%	0.25%	0.25%	0.35%	0.19%	0.25%	0.25%	0.08% (currently 0.08% waived)	—

In addition, each class of shares of certain Funds pays the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class III		Class IV	Class VI
Asset Allocation Bond Fund	0.15%			0.055%
Core Plus Bond Fund	0.15%		0.10%
Currency Hedged International Bond Fund	0.15%
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	0.15%	*		0.055%
Emerging Country Debt Fund	0.15%		0.10%
Global Bond Fund	0.15%
International Bond Fund	0.15%
Strategic Fixed Income Fund	0.15%			0.055%

*	Class is offered but has no shareholders as of February 28, 2014.

For each Fund other than Global Bond Fund and Emerging Country Debt Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager. For Global Bond Fund, the Manager has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.06% of the Fund’s average daily net assets.

“Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that charges a management fee, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

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February 28, 2014

For each Fund that charges a shareholder service fee, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2014 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

In addition to the contractual waivers and reimbursements described above, the Manager has voluntarily agreed to waive U.S. Treasury Fund’s entire management fee. The Manager may change or terminate voluntary waivers at any time.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2014 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agents unaffiliated with the Manager ($)
Asset Allocation Bond Fund	14,734	1,813
Core Plus Bond Fund	2,243	365
Currency Hedged International Bond Fund	726	33
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	11,962	1,394
Emerging Country Debt Fund	38,261	3,740
Global Bond Fund	1,517	337
International Bond Fund	644	5
Strategic Fixed Income Fund	15,668	2,285
U.S. Treasury Fund	28,595	3,976
World Opportunity Overlay Fund	6,285	914

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2014, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
Asset Allocation Bond Fund	< 0.001%	0.000%	0.000%	< 0.001%
Core Plus Bond Fund*	0.057%	0.005%	0.011%	0.073%
Currency Hedged International Bond Fund*	0.028%	0.005%	0.011%	0.044%
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	< 0.001%	0.000%	0.000%	< 0.001%
Emerging Country Debt Fund*	0.001%	< 0.001%	0.001%	0.002%
Global Bond Fund*	0.052%	0.005%	0.012%	0.069%
International Bond Fund*	0.077%	0.005%	0.011%	0.093%
Strategic Fixed Income Fund	0.021%	0.005%	0.012%	0.038%
U.S. Treasury Fund	0.000%	0.000%	0.000%	0.000%
World Opportunity Overlay Fund	0.000%	0.000%	0.000%	0.000%

*	During the year, the Fund incurred non-recurring indirect legal expenses in connection with the final settlement of pending litigation. Subsequent to the receipt of the settlement proceeds, the underlying fund was liquidated.

148

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February 28, 2014

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2014 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Asset Allocation Bond Fund	3,072,634,314	358,910,526	211,638,674	302,500,000
Core Plus Bond Fund	185,125,952	29,684,104	197,367,194	45,847,417
Currency Hedged International Bond Fund	3,937,331	5,069,748	3,828,806	5,083,540
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	24,286,833	922,591,922	2,203,134	329,904,283
Emerging Country Debt Fund	220,248,063	1,415,074,637	89,550,354	583,443,978
Global Bond Fund	3,150,151	31,587,781	3,172,404	53,186,848
International Bond Fund	3,600,419	7,480,160	3,454,471	18,354,967
Strategic Fixed Income Fund	80,100,228	145,553,838	227,943,256	614,029,890
U.S. Treasury Fund	—	—	—	—
World Opportunity Overlay Fund	450,424,006	27,724,173	452,468,263	79,911,044

In-kind transactions following Debt Opportunities Fund’s merger described in Note 11 are excluded for purposes of calculating Debt Opportunities Fund’s portfolio turnover.

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

149

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February 28, 2014

8.	Principal shareholders and related parties as of February 28, 2014

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion
Asset Allocation Bond Fund	4	*	81.44%	—	100.00%
Core Plus Bond Fund	4		95.16%	0.04%	13.34%
Currency Hedged International Bond Fund	1		93.48%	< 0.01%	93.48%
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	3	**	68.15%	1.26%	98.02%
Emerging Country Debt Fund	2	***	28.08%	0.06%	50.45%
Global Bond Fund	3		65.28%	0.04%	63.06%
International Bond Fund	2		84.03%	5.62%	0.00%
Strategic Fixed Income Fund	2	***	71.87%	—	100.00%
U.S. Treasury Fund	2	**	49.51%	0.19%	97.55%
World Opportunity Overlay Fund	2	***	72.09%	—	100.00%

*	Three of the shareholders are other funds of the Trust.
**	Two of the shareholders are other funds of the Trust.
***	One of the shareholders is another fund of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds’ shares were as follows:

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Asset Allocation Bond Fund
Class III:
Shares sold	6,886,165	$168,910,552	2,070,300	$50,655,398
Shares issued to shareholders in reinvestment of distributions	11,163	267,247	33,254	807,729
Shares repurchased	(14,102)	(339,194)	(675,900)	(16,454,900)

Net increase (decrease)	6,883,226	$168,838,605	1,427,654	$35,008,227

Class VI:
Shares sold	113,251,929	$2,787,773,642	3,476,815	$85,079,880
Shares issued to shareholders in reinvestment of distributions	192,038	4,603,164	44,519	1,081,817
Shares repurchased	(1,220,006)	(29,808,546)	(4,660,888)	(113,592,513)

Net increase (decrease)	112,223,961	$2,762,568,260	(1,139,554)	$(27,430,816)

150

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Core Plus Bond Fund
Class III:
Shares sold	41,152	$300,000	16,631	$122,601
Shares issued to shareholders in reinvestment of distributions	2,308	16,571	6,657	48,286
Shares repurchased	(102,391)	(734,017)	(20,196)	(150,173)

Net increase (decrease)	(58,931)	$(417,446)	3,092	$20,714

Class IV:
Shares sold	4,946	$36,146	12,990	$95,672
Shares issued to shareholders in reinvestment of distributions	410,788	2,957,677	1,142,149	8,301,987
Shares repurchased	(412,868)	(3,053,599)	(1,929,418)	(14,142,374)

Net increase (decrease)	2,866	$(59,776)	(774,279)	$(5,744,715)

Currency Hedged International Bond Fund
Class III:
Shares sold	73,077	$630,400	61,437	$510,381
Shares issued to shareholders in reinvestment of distributions	106,415	911,980	308,625	2,669,608
Shares repurchased	(47,741)	(422,478)	(1,063,707)	(8,978,407)

Net increase (decrease)	131,751	$1,119,902	(693,645)	$(5,798,418)

Debt Opportunities Fund (formerly Short-Duration Collateral Fund)
Class VI(a)
Shares sold	175,037,610	$608,855,843	164,828,476	$552,417,644
Shares issued to shareholders in merger transaction	189,710,631	655,265,600	—	—
Shares issued to shareholders in reinvestment of distributions	14,602,493	50,188,743	7,266,676	24,359,664
Shares repurchased	(4,004,004)	(13,862,772)	(561,516)	(1,838,578)
Purchase premiums	—	2,312,013	—	2,214,206
Redemption fees	—	28,251	—	3,033

Net increase	375,346,730	$1,302,787,678	171,533,636	$577,155,969

Emerging Country Debt Fund
Class III:
Shares sold	17,305,659	$170,941,512	11,551,938	$117,933,939
Shares issued to shareholders in reinvestment of distributions	2,443,382	23,431,180	2,987,123	30,018,467
Shares repurchased	(1,471,676)	(14,376,087)	(44,032,466)	(438,865,618)
Purchase premiums	—	741,317	—	846,685
Redemption fees	—	109,417	—	591,943

Net increase (decrease)	18,277,365	$180,847,339	(29,493,405)	$(289,474,584)

Class IV:
Shares sold	78,263,662	$769,292,116	94,347,392	$946,845,601
Shares issued to shareholders in reinvestment of distributions	11,767,324	112,707,211	10,665,343	107,808,489
Shares repurchased	(22,221,729)	(217,757,467)	(36,884,162)	(357,467,931)
Purchase premiums	—	3,423,475	—	2,330,408
Redemption fees	—	493,921	—	1,226,714

Net increase (decrease)	67,809,257	$668,159,256	68,128,573	$700,743,281

(a)	See Note 11 for discussion of Fund merger.

151

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Global Bond Fund
Class III:
Shares sold	2,037,071	$17,236,960	2,837,706	$23,577,950
Shares issued to shareholders in reinvestment of distributions	36,175	295,185	212,699	1,778,023
Shares repurchased	(5,433,062)	(45,238,133)	(3,425,293)	(28,283,825)

Net increase (decrease)	(3,359,816)	$(27,705,988)	(374,888)	$(2,927,852)

International Bond Fund
Class III:
Shares sold	8,125	$56,451	86,204	$586,912
Shares issued to shareholders in reinvestment of distributions	—	—	109,873	727,361
Shares repurchased	(2,020,351)	(13,693,986)	(113,111)	(782,676)

Net increase (decrease)	(2,012,226)	$(13,637,535)	82,966	$531,597

Strategic Fixed Income Fund
Class III:
Shares sold	466,663	$7,634,780	4,421,324	$73,477,169
Shares issued to shareholders in reinvestment of distributions	122,911	1,970,258	495,003	7,990,328
Shares repurchased	(1,639,532)	(26,577,546)	(1,542,929)	(25,227,561)
Purchase premiums	—	2,464	—	16,252
Redemption fees	—	91,091	—	77,741

Net increase (decrease)	(1,049,958)	$(16,878,953)	3,373,398	$56,333,929

Class VI:
Shares sold	932,911	$15,393,026	5,866,043	$97,724,127
Shares issued to shareholders in reinvestment of distributions	1,691,697	27,117,909	9,642,991	155,806,074
Shares repurchased	(33,000,473)	(531,376,840)	(59,770,229)	(980,587,712)
Purchase premiums	—	30,848	—	272,112
Redemption fees	—	1,012,003	—	1,879,192

Net increase (decrease)	(30,375,865)	$(487,823,054)	(44,261,195)	$(724,906,207)

U.S. Treasury Fund
Shares sold	374,442,874	$9,362,388,732	355,478,405	$8,887,223,258
Shares issued to shareholders in reinvestment of distributions	69,615	1,740,651	64,744	1,618,607
Shares repurchased	(414,590,904)	(10,366,466,205)	(321,319,710)	(8,033,205,655)

Net increase (decrease)	(40,078,415)	$(1,002,336,822)	34,223,439	$855,636,210

World Opportunity Overlay Fund
Shares sold	—	$—	226,302	$5,575,000
Shares repurchased	(5,974,205)	(155,920,000)	(8,934,717)	(216,595,142)

Net increase (decrease)	(5,974,205)	$(155,920,000)	(8,708,415)	$(211,020,142)

152

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$500,127	$358,754,529	$302,500,000	$33,825	$20,704	$—	$56,730,951

Core Plus Bond Fund
GMO Debt Opportunities Fund, Class VI*	$28,926,511	$—	$—	$282,867	$—	$5,136,033	$25,663,007
GMO Emerging Country Debt Fund, Class IV	10,477,792	601,801	—	601,801	—	—	10,512,729
GMO Special Purpose Holding Fund	50,683	—	141,703	—	—	3,986,337	—
GMO U.S. Treasury Fund	39,587,555	23,123,575	42,700,000	16,135	7,440	—	20,009,568
GMO World Opportunity Overlay Fund	52,142,116	—	—	—	—	—	54,497,445

Totals	$131,184,657	$23,725,376	$42,841,703	$900,803	$7,440	$9,122,370	$110,682,749

Currency Hedged International Bond Fund
GMO Debt Opportunities Fund, Class VI*	$10,463,896	$—	$—	$102,323	$—	$1,857,913	$9,283,354
GMO Emerging Country Debt Fund, Class IV	3,108,722	178,552	—	178,552	—	—	3,119,087
GMO Special Purpose Holding Fund	2,968	—	8,297	—	—	233,409	—
GMO U.S. Treasury Fund	6,719,605	4,608,550	2,700,000	5,905	2,658	—	8,627,795
GMO World Opportunity Overlay Fund	15,400,692	—	—	—	—	—	16,096,362

Totals	$35,695,883	$4,787,102	$2,708,297	$286,780	$2,658	$2,091,322	$37,126,598

Debt Opportunities Fund**
GMO U.S. Treasury Fund	$28,007,742	$120,027,288	$95,000,000	$24,368	$8,408	$—	$53,031,828

Emerging Country Debt Fund
GMO Debt Opportunities Fund, Class VI*	$15,506,720	$—	$—	$151,637	$—	$2,753,288	$13,757,244
GMO Special Purpose Holding Fund	11,561	—	32,323	—	—	909,295	—
GMO U.S. Treasury Fund	31	104,028,105	48,000,000	22,441	15,358	—	56,008,142
GMO World Opportunity Overlay Fund	38,916,722	—	—	—	—	—	40,674,643

Totals	$54,435,034	$104,028,105	$48,032,323	$174,078	$15,358	$3,662,583	$110,440,029

Global Bond Fund
GMO Debt Opportunities Fund, Class VI*	$30,705,579	$—	$—	$300,264	$—	$5,451,914	$27,241,360
GMO Emerging Country Debt Fund, Class IV	8,188,930	359,362	2,328,000	359,362	—	—	5,774,234
GMO Special Purpose Holding Fund	24,753	—	69,205	—	—	1,946,842	—
GMO U.S. Treasury Fund	33,345,121	30,624,343	42,900,000	17,319	7,024	—	21,069,540
GMO World Opportunity Overlay Fund	37,691,995	—	7,295,000	—	—	—	31,889,522

Totals	$109,956,378	$30,983,705	$52,592,205	$676,945	$7,024	$7,398,756	$85,974,656

153

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
International Bond Fund
GMO Debt Opportunities Fund, Class VI*	$15,524,056	$—	$—	$151,807	$—	$2,756,366	$13,772,624
GMO Emerging Country Debt Fund, Class IV	3,087,707	149,263	590,000	149,263	—	—	2,480,075
GMO Special Purpose Holding Fund	20,231	—	56,564	—	—	1,591,252	—
GMO U.S. Treasury Fund	10,208,382	7,055,674	14,900,000	4,271	1,403	—	2,367,613
GMO World Opportunity Overlay Fund	15,702,723	—	2,525,000	—	—	—	13,814,756

Totals	$44,543,099	$7,204,937	$18,071,564	$305,341	$1,403	$4,347,618	$32,435,068

Strategic Fixed Income Fund
GMO Debt Opportunities Fund, Class VI*	$411,040,185	$—	$—	$4,019,480	$—	$72,982,048	$364,666,420
GMO Emerging Country Debt Fund, Class IV	71,686,956	—	12,465,000	3,485,538	—	—	55,332,847
GMO U.S. Treasury Fund	402,640,955	139,100,000	448,700,000	184,762	61,670	—	93,156,066
GMO World Opportunity Overlay Fund	453,187,336	—	146,100,000	—	—	—	323,413,116

Totals	$1,338,555,432	$139,100,000	$607,265,000	$7,689,780	$61,670	$72,982,048	$836,568,449

*	Formerly GMO Short-Duration Collateral Fund. Due to a Fund merger (see Note 11), activity prior to February 11, 2014 is that of GMO Short-Duration Collateral Fund. Activity from February 12, 2014 to year-end is that of GMO Debt Opportunities Fund.
**	Formerly Short-Duration Collateral Fund. See Note 11 for discussion of Fund merger.

11.	Fund merger

Effective February 12, 2014, GMO Short-Duration Collateral Fund (the “Acquiring Fund”) acquired the assets and assumed all of the liabilities of GMO Debt Opportunities Fund (the “Acquired Fund”) and the Acquiring Fund changed its name to GMO Debt Opportunities Fund. Prior to the merger, the Acquiring Fund pursued an investment program that is substantially the same as that being pursued by the surviving entity. The primary reason for the merger was to combine the Funds’ portfolio holdings to increase individual positions to more marketable sizes for the benefit of shareholders of both Funds.

The aggregate net assets of the Acquiring Fund immediately before the acquisition were $655,265,600 and the combined net assets immediately after the acquisition were $2,067,778,234.

The merger was accomplished by a tax-free exchange of 409,423,946 shares of the Acquired Fund valued at $1,412,512,634 (including $33,736,934 of unrealized appreciation in accordance with U.S. GAAP). The expenses associated with the merger were borne by the Manager. The Acquiring Fund is the surviving entity of the merger for corporate and U.S. federal income tax purposes.

However, for accounting and financial reporting purposes, the Acquired Fund is treated as the acquiror and the surviving entity, meaning that the combined entity adopted the historical financial reporting and performance history of the Acquired Fund. The financial statements reflect the operations of the Acquired Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2013, GMO Debt Opportunities Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 28, 2014 would have been approximately $41,685,775, $6,274,142, $53,046,480 and $101,006,397, respectively.

12.	Subsequent events

Effective March 10, 2014, the premium on cash purchases and the fee on cash redemptions for GMO Strategic Fixed Income Fund for both Class III and Class VI changed to 0.10% and 0.10%, respectively.

154

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Asset Allocation Bond Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund), GMO Emerging Country Debt Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Strategic Fixed Income Fund, GMO U.S. Treasury Fund, and GMO World Opportunity Overlay Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (as applicable), and the financial highlights present fairly, in all material respects, the financial position of GMO Asset Allocation Bond Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Debt Opportunities Fund (formerly GMO Short-Duration Collateral Fund), GMO Emerging Country Debt Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Strategic Fixed Income Fund, GMO U.S. Treasury Fund, and GMO World Opportunity Overlay Fund (collectively, the “Funds”), at February 28, 2014, the results of each of their operations, the changes in each of their net assets, their cash flows (as applicable), and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2014

155

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2014 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2014.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2013 through February 28, 2014.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid* During the Period	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid* During the Period	Annualized Net Expense Ratio
Asset Allocation Bond Fund
Class III	$1,000.00	$1,021.80	$2.01	$1,000.00	$1,022.81	$2.01	0.40%
Class VI	$1,000.00	$1,022.10	$1.55	$1,000.00	$1,023.26	$1.56	0.31%
Core Plus Bond Fund
Class III	$1,000.00	$1,044.90	$2.18	$1,000.00	$1,022.66	$2.16	0.43%
Class IV	$1,000.00	$1,046.20	$1.93	$1,000.00	$1,022.91	$1.91	0.38%
Currency Hedged International Bond Fund
Class III	$1,000.00	$1,050.80	$2.19	$1,000.00	$1,022.66	$2.16	0.43%
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)
Class VI	$1,000.00	$1,029.60	$1.56	$1,000.00	$1,023.26	$1.56	0.31%
Emerging Country Debt Fund
Class III	$1,000.00	$1,067.70	$2.87	$1,000.00	$1,022.02	$2.81	0.56%
Class IV	$1,000.00	$1,068.30	$2.62	$1,000.00	$1,022.27	$2.56	0.51%
Global Bond Fund
Class III	$1,000.00	$1,056.40	$2.19	$1,000.00	$1,022.66	$2.16	0.43%
International Bond Fund
Class III	$1,000.00	$1,070.70	$2.21	$1,000.00	$1,022.66	$2.16	0.43%
Strategic Fixed Income Fund
Class III	$1,000.00	$1,023.10	$2.11	$1,000.00	$1,022.71	$2.11	0.42%
Class VI	$1,000.00	$1,023.10	$1.66	$1,000.00	$1,023.16	$1.66	0.33%
U.S. Treasury Fund
Core Shares	$1,000.00	$1,000.60	$0.00	$1,000.00	$1,024.79	$0.00	0.00%
World Opportunity Overlay Fund
Core Shares	$1,000.00	$1,024.80	$0.35	$1,000.00	$1,024.45	$0.35	0.07%

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2014, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

156

GMO Trust Funds

Board Review of Management Agreements

February 28, 2014 (Unaudited)

GMO Debt Opportunities Fund (formerly known as GMO Short-Duration Collateral Fund)

Approval of new amended and restated management agreement for GMO Debt Opportunities Fund. At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of GMO Trust (the “Trust”) held on December 6, 2013, the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) considered the terms of a proposed new amended and restated management agreement between the Trust, on behalf of GMO Debt Opportunities Fund (the “Fund”), and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) that will implement a new management fee for the Fund effective on or about February 12, 2014 (the “New Management Contract”) and determined to recommend its approval to the full Board. The Board, including all of the Independent Trustees, approved the New Management Contract and recommended its approval to Fund shareholders. Holders of a majority of the Fund’s outstanding shares approved the New Management Contract by written consent dated December 11, 2013.

In connection with its consideration of the New Management Contract, the Board met privately with its independent legal counsel and independent compliance consultant. In addition to the information the Board took into account in June 2013 in connection with its renewal of the Fund’s then current management agreement for an additional twelve month period commencing June 30, 2013, as described in the Fund’s semi-annual report dated August 31, 2013, the Board also considered the following factors, among others:

•	The Fund has not been pursuing an active investment program and since 2008 has been gradually liquidating its portfolio. GMO advised the Board that, as a consequence, the Fund’s portfolio has become more concentrated in securities with longer maturities.

•	GMO advised the Board that, in view of current market conditions, GMO believes that it would be appropriate to cease gradually liquidating the Fund’s portfolio, reopen the Fund to new investors and begin pursuing an active investment program to achieve greater diversification among asset-backed security sectors.

•	GMO further advised the Board that, GMO believes that the Fund, in pursuing an active investment program, should be managed in substantially the same manner as GMO Debt Opportunities Fund, a separate series of the Trust (“DOF”) (i.e., seeking positive total return by investing in credit markets (particularly, the asset-backed securities market)), and recommended changing the Fund’s name, investment objective and principal investment strategies to those of DOF.

•	The management fee rate to be paid to GMO under the New Management Contract is the same as the management fee rate paid to GMO under DOF’s management contract.

•	The Fund’s management fee under the New Management Contract compares favorably with the fees paid by other funds in the same Lipper peer category.

•	The Fund’s current estimated total expenses under the New Management Contract would remain below the median of leading competitors identified by GMO.

•	Pursuant to a contractual undertaking by GMO to reimburse selected Fund expenses and waive selected fees, GMO’s management fee would be waived or reduced to the extent necessary to offset the management fees directly or indirectly borne by the Fund as a result of the Fund’s investments in other series of the Trust.

After considering these factors, among others, the Trustees (including all of the Independent Trustees) concluded that the approval of the New Management Contract was in the best interests of the Fund. In reaching this conclusion, the Trustees did not give particular weight to any single factor identified above.

Following their review, on December 6, 2013, the Independent Trustees in their capacity as such, and then all Trustees voting together, based on their evaluation of all factors that they deemed to be relevant, including those factors described above, approved the New Management Contract for an initial period ending on the second anniversary of the agreement’s execution.

157

GMO Trust

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2014 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable RIC Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2014:

Fund Name	U.S. Government Obligation Income(1,2)	Interest-Related Dividend Income(3) ($)	Short-Term Capital Gain Dividends(3) ($)	Long-Term Capital Gain Distributions ($)
Asset Allocation Bond Fund	100.00%	5,001,164	—	—
Core Plus Bond Fund	43.92%	1,187,890	—	—
Currency Hedged International Bond Fund	9.06%	96,536	—	—
Debt Opportunities Fund (formerly Short-Duration Collateral Fund)	—	22,459,825	5,978,557	16,224,736
Emerging Country Debt Fund	—	—	—	—
Global Bond Fund	100.00%	360,929	—	—
International Bond Fund	—	—	—	—
Strategic Fixed Income Fund	7.66%	5,397,119	—	—
U.S. Treasury Fund	75.82%	1,937,591	709,712	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the RIC Funds and the RIC Funds’ shareholders.

The designations above for Debt Opportunities Fund are in respect to distributions paid by the Acquired Fund for its tax year ended February 11, 2014. See Note 11. During its tax year ended February 28, 2014, the Acquiring Fund hereby designates for non-U.S. investors $4,153,669 as qualified interest income (or, if subsequently determined to be different, the maximum amount allowable).

In early 2015, the RIC Funds will notify applicable shareholders of amounts for use in preparing 2014 U.S. federal income tax forms.

158

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2014. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 20110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises; Director, BeiGene Ltd.	41	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	41	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	41	Director of Courier Corporation (a book publisher and manufacturer).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

159

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).	53	None.

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[3]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer, June 2009 – March 2013 and since September 2013; Chief Accounting Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – March 2013, June 2013 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009).

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

[3]	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

160

Officers: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[3]
Carly Condron DOB: 03/04/1984	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Brian Kadehjian DOB: 09/16/1974	Treasury Officer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kenneth Earley DOB: 09/09/1973	Anti-Money Laundering Officer	Since September 2013.	Compliance Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2011 – present); Associate in Financial Services Group, Dechert LLP (May 2007 – May 2011).

[3]	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

161

GMO Trust

Annual Report

February 28, 2014

Foreign Fund

Foreign Small Companies Fund

Global Focused Equity Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds are subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve the stated investment objective. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risk may include: market-risk equities, management and operational risk, non-U.S. investment risk, smaller company risk and derivative risk.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Fund returned +20.4% for the fiscal year ended February 28, 2014, as compared with +19.3% for the MSCI EAFE Index.

Stock selection added 0.1% to relative performance. Stock selection in Continental Europe and the United Kingdom added to performance. Stock selection in Japan and the emerging markets subtracted from returns.

Country selection added 1.0% to relative performance. Positioning in Continental Europe added to performance as the Fund was overweight the eurozone, which outperformed. Underweight positions in Australia, Singapore, and Hong Kong also added to performance, as did an overweight position in Japan.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

2

GMO Foreign Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $35,000,000 Investment in

GMO Foreign Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

3

GMO Foreign Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.4%
Mutual Funds	1.8
Preferred Stocks	1.1
Short-Term Investments	0.2
Other	0.5

100.0%

Country Summary*	% of Investments
United Kingdom	22.3%
Japan	20.1
France	17.2
Germany	7.8
Italy	6.9
Australia	4.9
Switzerland	4.2
Spain	2.7
Netherlands	2.3
South Korea	1.8
Sweden	1.5
Belgium	1.3
Hong Kong	1.3
Finland	1.2
Russia	0.9
Norway	0.7
China	0.5
Ireland	0.5
Panama	0.5
Thailand	0.5
Austria	0.4
Brazil	0.3
Denmark	0.2

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Banks	11.7%
Materials	8.7
Capital Goods	8.5
Automobiles & Components	7.9
Energy	5.6
Utilities	5.5
Food, Beverage & Tobacco	5.5
Telecommunication Services	5.2
Insurance	5.2
Diversified Financials	4.8
Pharmaceuticals, Biotechnology & Life Sciences	4.6
Media	4.5
Technology Hardware & Equipment	3.4
Transportation	3.3
Food & Staples Retailing	2.5
Commercial & Professional Services	2.4
Consumer Services	2.0
Consumer Durables & Apparel	1.8
Real Estate	1.6
Household & Personal Products	1.5
Software & Services	1.4
Retailing	1.3
Semiconductors & Semiconductor Equipment	1.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

4

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%

	Australia — 4.8%
952,055	Asciano Group	4,591,189
182,335	Australia and New Zealand Banking Group Ltd	5,242,211
1,085,219	Incitec Pivot Ltd	3,049,332
1,050,446	Telstra Corp Ltd	4,738,818
616,075	Toll Holdings Ltd	2,931,120

	Total Australia	20,552,670

	Austria — 0.4%
84,361	Verbund AG	1,782,923

	Belgium — 1.2%
51,176	Anheuser-Busch InBev NV	5,352,706

	Brazil — 0.3%
180,000	Tupy SA	1,419,285

	China — 0.5%
1,596,000	China Unicom Hong Kong Ltd	2,112,381

	Denmark — 0.2%
22,252	H Lundbeck A/S	648,724

	Finland — 1.1%
513,260	Nokia Oyj *	3,906,776
36,505	Tikkurila Oyj	964,397

	Total Finland	4,871,173

	France — 16.8%
70,550	Accor SA	3,596,932
393,549	Alcatel-Lucent *	1,702,993
179,477	ArcelorMittal	2,818,457
32,615	Arkema SA	3,537,837
30,969	AtoS	3,002,905
142,766	AXA	3,718,673
40,719	BNP Paribas	3,326,023
105,535	Carrefour SA	3,882,609
29,226	Cie Generale des Etablissements Michelin –Class B	3,552,723
55,615	Compagnie de Saint-Gobain	3,335,057
195,480	GDF Suez	5,006,031
232,388	Peugeot SA *	4,093,336
62,714	Publicis Groupe SA	5,951,886
144,485	Rexel SA	3,643,915
153,240	Societe Television Francaise 1	2,848,470
32,010	Societe BIC SA	4,100,470
22,533	Sodexo	2,400,139
43,785	Teleperformance	2,780,522

Shares	Description	Value ($)
	France — continued
135,803	Total SA	8,810,777

	Total France	72,109,755

	Germany — 7.0%
17,100	Bayer AG (Registered)	2,424,787
108,300	Deutsche Bank AG (Registered)	5,237,871
224,782	Deutsche Telekom AG (Registered)	3,802,703
303,188	E.ON AG	5,772,909
43,104	Rheinmetall AG	3,257,110
131,148	RWE AG	5,244,211
167,833	ThyssenKrupp AG *	4,564,888

	Total Germany	30,304,479

	Hong Kong — 1.3%
168,000	Cheung Kong Holdings Ltd	2,638,007
337,000	Power Assets Holdings Ltd	2,818,946

	Total Hong Kong	5,456,953

	Ireland — 0.4%
25,536	Kerry Group Plc – Class A	1,928,716

	Italy — 6.8%
275,552	Assicurazioni Generali SPA	6,187,046
116,592	Atlantia SPA	2,951,023
930,962	Banca Popolare di Milano Scarl *	738,879
487,561	Enel SPA	2,498,515
278,764	ENI SPA	6,692,177
73,578	Gtech SPA	2,430,253
550,856	Mediaset SPA *	3,157,885
384,330	Mediobanca SPA *	3,823,168
333,896	Saras SPA *	589,161

	Total Italy	29,068,107

	Japan — 19.6%
498,000	Asahi Kasei Corp	3,549,059
45,200	Astellas Pharma Inc	2,938,036
87,500	Bridgestone Corp	3,164,606
85,300	Dai-ichi Life Insurance Co Ltd (The)	1,249,472
20,600	Daito Trust Construction Co Ltd	1,919,917
108,000	Daiwa House Industry Co Ltd	1,965,683
116,500	Fuji Media Holdings Inc	2,116,425
638,000	Hitachi Ltd	5,052,322
159,100	Honda Motor Co Ltd	5,726,497
309,800	Itochu Corp	3,860,700
116,300	Japan Tobacco Inc	3,704,125
73,100	KDDI Corp.	4,470,478
36,400	Lawson Inc	2,530,957
1,168,000	Mazda Motor Corp *	5,641,457
1,503,900	Mitsubishi UFJ Financial Group Inc	8,714,582

See accompanying notes to the financial statements.	5

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Japan — continued
197,000	Sekisui Chemical Co Ltd	2,251,176
1,316,000	Shinsei Bank Ltd	2,743,665
115,500	Shionogi & Co Ltd	2,509,507
242,100	Sumitomo Mitsui Financial Group Inc	10,869,817
69,500	Tokio Marine Holdings Inc	2,064,741
127,700	Toyota Motor Corp	7,349,533

	Total Japan	84,392,755

	Netherlands — 2.3%
58,528	Akzo Nobel NV	4,838,364
23,374	Koninklijke Philips Electronics NV	816,316
219,936	Koninklijke Ahold NV	4,099,762

	Total Netherlands	9,754,442

	Norway — 0.7%
115,263	Statoil ASA	3,040,180

	Panama — 0.5%
16,300	Copa Holdings SA – Class A	2,207,998

	Russia — 0.9%
280,482	Sberbank Sponsored ADR	2,886,767
42,025	TCS Group Holding Plc *	471,941
45,323	TCS Group Holding Plc GDR, 144A * (a)	506,711

	Total Russia	3,865,419

	South Korea — 1.1%
231,210	Doosan Infracore Co Ltd *	2,920,378
1,458	Samsung Electronics Co Ltd	1,846,999

	Total South Korea	4,767,377

	Spain — 2.6%
66,958	Amadeus IT Holding SA – Class A	2,940,461
343,877	Banco Bilbao Vizcaya Argentaria SA	4,248,432
166,346	Repsol YPF SA	4,166,278

	Total Spain	11,355,171

	Sweden — 1.5%
238,462	Nordea Bank AB	3,410,580
93,437	Svenska Cellulosa AB – Class B	2,833,944

	Total Sweden	6,244,524

	Switzerland — 4.1%
14,703	Roche Holding AG (Non Voting)	4,527,056
10,317	Syngenta AG (Registered)	3,755,809
219,789	UBS AG (Registered)	4,701,941
14,869	Zurich Insurance Group AG	4,550,090

	Total Switzerland	17,534,896

Shares	Description	Value ($)
	Thailand — 0.5%
925,300	PTT Global Chemical Pcl (Foreign Registered)	2,131,910

	United Kingdom — 21.8%
418,981	Aberdeen Asset Management Plc	2,733,589
60,560	Berkeley Group Holdings Plc (Unit Shares)	2,777,588
152,966	British American Tobacco Plc	8,338,391
717,713	BT Group Plc	4,936,308
29,060	DCC Plc	1,537,870
148,936	Domino Printing Sciences Plc	2,003,821
29,424	Euromoney Institutional Investor Plc	649,533
226,177	GlaxoSmithKline Plc	6,335,131
863,659	Hays Plc	2,065,552
467,050	Howden Joinery Group Plc	2,966,887
89,587	Imperial Tobacco Group Plc	3,654,220
236,013	Inchcape Plc	2,478,505
52,480	Johnson Matthey Plc	2,865,578
4,296,813	Lloyds Banking Group Plc *	5,933,912
177,109	Prudential Plc	4,010,232
44,059	Reckitt Benckiser Group Plc	3,624,471
43,310	Renishaw Plc	1,568,364
75,518	Rio Tinto Plc	4,330,253
245,093	Rolls-Royce Holdings Plc	4,095,915
110,227	Royal Mail Plc *	1,108,005
196,709	RPS Group Plc	1,139,954
107,356	Schroders Plc (Non Voting)	3,742,038
1,118,408	Taylor Wimpey Plc	2,338,708
109,970	Travis Perkins Plc	3,595,032
307,297	Tyman Plc	1,338,239
466,640	Vodafone Group Plc	1,944,472
111,493	Weir Group Plc (The)	4,785,824
43,047	Wolseley Plc	2,502,629
195,546	WPP Plc	4,282,905

	Total United Kingdom	93,683,926

	TOTAL COMMON STOCKS (COST $353,769,528)	414,586,470

	PREFERRED STOCKS — 1.1%

	Germany — 0.5%
8,891	Volkswagen AG	2,311,135

	South Korea — 0.6%
2,559	Samsung Electronics Co Ltd (Non Voting)	2,550,402

	TOTAL PREFERRED STOCKS (COST $4,326,023)	4,861,537

6	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

	Shares / Par Value	Description	Value ($)
		MUTUAL FUNDS — 1.8%

		United States — 1.8%
		Affiliated Issuers
	310,814	GMO U.S. Treasury Fund	7,770,349

		TOTAL MUTUAL FUNDS (COST $7,770,349)	7,770,349

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
JPY	2,783,209	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.01%, due 03/03/14	27,356
USD	860,197	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	860,197

		Total Time Deposits	887,553

		TOTAL SHORT-TERM INVESTMENTS (COST $887,553)	887,553

		TOTAL INVESTMENTS — 99.5% (Cost $366,753,453)	428,105,909
		Other Assets and Liabilities (net) — 0.5%	2,039,565

		TOTAL NET ASSETS — 100.0%	$430,145,474

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 19.

See accompanying notes to the financial statements.	7

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Small Companies Fund returned +27.5% for the fiscal year ended February 28, 2014, as compared with +24.4% for the S&P Developed ex-U.S. Small Cap Index.

Stock selection added 1.6% to relative performance. Stock selection in Japan, the United Kingdom, Continental Europe, and Australia added to performance. Stock selection in the emerging markets subtracted from returns.

Country selection added 1.5% to relative performance. An overweight position in the outperforming eurozone added to performance. Underweight positions in Canada and Australia also helped performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

8

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO Foreign Small Companies Fund Class III Shares and the S&P Developed ex-U.S. Small Cap Index As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 16, 2009 to August 12, 2009, no Class IV shares were outstanding. Performance for that period is that of Class III shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class IV expenses had been applied throughout.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

9

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.3%
Mutual Funds	1.8
Short-Term Investments	0.3
Other	(0.4)

100.0%

Country Summary*	% of Investments
United Kingdom	21.8%
Japan	20.9
France	13.6
Italy	8.8
Germany	6.3
Australia	5.9
Switzerland	3.8
Canada	3.5
South Korea	2.7
Sweden	1.7
Mexico	1.6
Belgium	1.3
Finland	1.3
Netherlands	0.9
Spain	0.9
Hong Kong	0.8
Norway	0.8
Brazil	0.7
Singapore	0.7
Ireland	0.5
New Zealand	0.3
Turkey	0.3
Chile	0.2
Denmark	0.2
India	0.2
Russia	0.2
Thailand	0.1
Philippines	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Capital Goods	14.9%
Materials	10.6
Automobiles & Components	7.0
Retailing	6.5
Commercial & Professional Services	5.8
Real Estate	5.7
Diversified Financials	5.3
Media	4.7
Transportation	4.6
Energy	4.4
Consumer Services	4.4
Banks	3.9
Consumer Durables & Apparel	3.8
Software & Services	3.7
Technology Hardware & Equipment	3.3
Pharmaceuticals, Biotechnology & Life Sciences	2.9
Insurance	2.7
Food, Beverage & Tobacco	2.4
Health Care Equipment & Services	1.0
Household & Personal Products	0.8
Telecommunication Services	0.8
Semiconductors & Semiconductor Equipment	0.8

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

10

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 98.3%

	Australia — 5.8%
2,480,846	Asciano Group	11,963,630
1,635,816	Challenger Ltd	9,097,183
4,491,251	Federation Centres Ltd	9,595,866
4,722,756	Incitec Pivot Ltd	13,270,364
2,268,478	Toll Holdings Ltd	10,792,810
2,695,949	Tox Free Solutions Ltd	8,029,786

	Total Australia	62,749,639

	Belgium — 1.3%
96,576	SA D’Ieteren NV	4,354,546
331,433	ThromboGenics NV *	9,812,385

	Total Belgium	14,166,931

	Brazil — 0.7%
491,800	Cia de Locacao das Americas *	735,180
745,500	Even Construtora e Incorporadora SA	2,272,139
216,300	Grendene SA	1,273,892
387,000	Tupy SA	3,051,463

	Total Brazil	7,332,674

	Canada — 3.5%
230,440	Alamos Gold Inc	2,208,045
383,000	Canyon Services Group Inc	4,185,225
3,269,600	Capstone Mining Corp *	8,503,972
827,500	Gran Tierra Energy Inc *	5,896,302
172,300	Karnalyte Resources Inc *(a)	214,733
863,300	NuVista Energy Ltd *	7,242,895
499,200	Precision Drilling Corp	5,495,573
484,900	Western Energy Services Corp	4,072,582

	Total Canada	37,819,327

	Chile — 0.2%
285,000	Geopark Ltd *	2,211,600

	Denmark — 0.2%
70,087	H Lundbeck A/S	2,043,284

	Finland — 1.3%
162,518	Tieto Oyj	4,124,012
366,803	Tikkurila Oyj	9,690,285

	Total Finland	13,814,297

	France — 13.3%
184,268	Accor SA	9,394,748
977,490	Altran Technologies SA	10,592,088
83,252	Arkema SA	9,030,570
86,663	AtoS	8,403,266
82,132	Cie Generale des Etablissements Michelin –Class B	9,983,996

Shares	Description	Value ($)
	France — continued
92,805	Euler Hermes SA	11,639,642
349,193	Faurecia *	15,488,400
332,234	Groupe Steria SCA	6,946,925
192,499	Nexity SA	8,381,975
340,189	Rexel SA	8,579,574
136,767	SA des Ciments Vicat	11,136,974
463,796	Societe Television Francaise 1	8,621,177
73,478	Societe BIC SA	9,412,506
100,045	Sodexo	10,656,456
108,666	Teleperformance	6,900,724

	Total France	145,169,021

	Germany — 6.2%
146,308	Aixtron AG *	2,458,728
117,816	Delticom AG	5,463,565
296,028	Deutsche Wohnen AG	6,270,367
966,787	Deutz AG *	10,524,730
405,119	Grand City Properties SA *	4,565,021
80,768	HeidelbergCement AG	6,645,044
167,322	Rheinmetall AG	12,643,518
432,713	SAF-Holland SA *	6,643,536
388,711	TAG Immobilien AG	4,906,548
374,838	Tom Tailor Holding AG *	7,470,897

	Total Germany	67,591,954

	Hong Kong — 0.8%
4,860,910	HKT Trust	5,206,561
918,500	Hopewell Holdings Ltd	3,122,583

	Total Hong Kong	8,329,144

	India — 0.2%
1,653,158	KEC International Ltd	1,438,001
105,544	Sobha Developers Ltd	504,835

	Total India	1,942,836

	Ireland — 0.5%
67,597	Kerry Group Plc – Class A	5,105,553

	Italy — 8.7%
1,712,224	Amplifon SPA	10,473,515
378,240	Atlantia SPA	9,573,513
411,278	Autogrill SPA *	3,999,400
1,962,996	Banca Popolare di Milano Scarl *	1,557,976
3,971,763	Banco Popolare Scarl *	8,716,244
1,561,336	Credito Emiliano SPA	13,975,141
291,243	Gtech SPA	9,619,643
1,662,659	Mediaset SPA *	9,531,503
1,311,353	Mediobanca SPA *	13,044,840
1,988,347	Saras SPA *	3,508,448

See accompanying notes to the financial statements.	11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Italy — continued
1,259,290	UnipolSai SPA *	4,298,899
411,278	World Duty Free SPA *	6,037,252

	Total Italy	94,336,374

	Japan — 20.5%
885,000	77 Bank Ltd (The)	3,898,805
864,100	Akebono Brake Industry Co Ltd	4,001,764
191,100	Aoyama Trading Co Ltd	4,713,453
1,215,000	Calsonic Kansei Corp	6,118,365
355,300	Capcom	6,810,403
290,100	Century Tokyo Leasing Corp	8,331,362
681,000	Daicel Chemical Industries Ltd	5,895,414
61,300	Enplas Corp	4,022,633
164,700	Fuji Seal International Inc	5,787,528
323,000	Fujitsu General Ltd	3,308,421
505,400	Fuji Oil Co Ltd	6,850,668
1,158,000	GS Yuasa Corp	6,722,680
230,400	Hitachi Chemical Co Ltd	3,223,418
443	Hulic Reit Inc *	601,578
367,300	Izumi Co Ltd	10,719,472
657,000	Japan Aviation Electronics Industry Ltd	10,531,402
3,015	Japan Logistics Fund Inc	6,757,850
1,041	Kenedix Office Investment Corp (REIT)	5,179,144
181,300	Kintetsu World Express Inc	7,834,973
774,000	Kinugawa Rubber Industrial Co Ltd	3,510,265
216,800	Kyorin Co Ltd	4,804,025
1,678,200	Mitsubishi UFJ Lease & Finance Co Ltd	8,598,068
277,100	Nabtesco Corp	6,959,243
234,900	Namura Shipbuilding Co Ltd	2,416,484
917,000	NHK Spring Co Ltd	9,568,327
727,000	Nippon Shokubai Co Ltd	8,852,494
1,204,000	Nippon Soda Co Ltd	6,471,282
248,000	Nippon Synthetic Chemical Industry Co Ltd	2,039,079
729,000	Nissin Electric Co Ltd	4,041,296
447,300	Paltac Corp	5,908,574
962,000	Rengo Co Ltd	5,578,206
1,493,000	Sanden Corp	7,889,951
1,448,000	Sanwa Holdings Corp	10,186,510
346,300	Sumitomo Rubber Industries	4,677,216
266,900	Takara Leben Co Ltd	788,940
245,200	Tokai Rika Co Ltd	4,378,178
969,000	Tsubakimoto Chain Co	8,307,528
210,700	United Arrows Ltd	6,990,194

	Total Japan	223,275,193

	Mexico — 1.6%
335,000	Controladora Vuela Cia de Aviacion SAB de CV *	3,108,800
1,792,200	Corp Inmobiliaria Vesta SAB de CV	3,311,193
1,800,000	Fibra Shop Portafolios Inmobiliarios SAPI de CV	2,198,971

Shares	Description	Value ($)
	Mexico — continued
1,889,400	Genomma Lab Internacional SAB de CV –Class B *	4,441,121
1,582,100	Hoteles City Express SAB de CV *	2,577,031
955,700	Mexico Real Estate Management SA de CV	1,657,606

	Total Mexico	17,294,722

	Netherlands — 0.9%
294,581	Aalberts Industries NV	9,934,782

	New Zealand — 0.3%
1,050,637	Sky City Entertainment Group Ltd	3,461,099

	Norway — 0.7%
74,407	Fred Olsen Energy ASA	2,437,045
546,783	SpareBank 1 SR Bank ASA	5,687,507

	Total Norway	8,124,552

	Philippines — 0.0%
128,320	Cebu Air Inc	145,250

	Russia — 0.2%
108,818	TCS Group Holding Plc *	1,222,026
105,060	TCS Group Holding Plc GDR, 144A * (b)	1,174,571

	Total Russia	2,396,597

	Singapore — 0.7%
1,052,000	ComfortDelgro Corp Ltd	1,602,520
3,525,640	Mapletree Logistics Trust (REIT)	2,882,328
1,266,000	MobileOne Ltd	3,397,449

	Total Singapore	7,882,297

	South Korea — 2.7%
365,170	DGB Financial Group Inc	5,616,859
160,462	Golfzon Co Ltd	2,727,906
392,389	Kortek Corp	5,285,559
391,200	Magnachip Semiconductor Corp *	5,766,288
43,101	S1 Corp	3,291,750
92,740	Youngone Holding Co Ltd	6,424,727

	Total South Korea	29,113,089

	Spain — 0.8%
6,799	Construcciones y Auxiliar de Ferrocarriles SA	3,619,033
1,356,309	Mapfre SA	5,601,646

	Total Spain	9,220,679

	Sweden — 1.7%
653,318	Meda AB	9,844,232
288,677	Svenska Cellulosa AB – Class B	8,755,571

	Total Sweden	18,599,803

12	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Switzerland — 3.7%
163,327	Aryzta AG	13,620,116
17,674	Kaba Holding AG – Class B (Registered)	8,797,214
300,033	Logitech International	4,787,452
42,809	Sulzer AG	6,052,385
29,463	Swiss Life Holding AG (Registered)	7,328,445

	Total Switzerland	40,585,612

	Thailand — 0.1%
11,839,400	Ananda Development Pcl (Foreign Registered) *	677,859

	Turkey — 0.3%
3,362,169	Emlak Konut Gayrimenkul Yatirim	3,427,179

	United Kingdom — 21.4%
490,361	Babcock International Group Plc	12,072,272
295,902	Berkeley Group Holdings Plc (Unit Shares)	13,571,564
132,740	DCC Plc	7,024,669
610,189	Diploma Plc	7,897,949
369,794	Domino Printing Sciences Plc	4,975,298
968,961	Essentra Plc	14,426,386
674,026	Euromoney Institutional Investor Plc	14,879,076
2,070,223	F&C Asset Management Plc	4,378,622
729,501	Great Portland Estates Plc (REIT)	7,876,587
1,946,968	Hays Plc	4,656,425
1,326,337	Howden Joinery Group Plc	8,425,419
869,036	Inchcape Plc	9,126,234
1,719,713	ITE Group Plc	8,114,235
541,165	James Fisher & Sons Plc	12,692,242
1,295,167	Jupiter Fund Management Plc	9,460,143
313,811	Keller Group Plc	6,669,304
153,276	Renishaw Plc	5,550,510
642,792	Restaurant Group Plc	7,206,143
317,311	Royal Mail Plc *	3,189,618
1,578,419	RPS Group Plc	9,147,141
100,700	Schroders Plc (Non Voting)	3,510,034
2,041,696	Senior Plc	9,827,961
2,733,765	Taylor Wimpey Plc	5,716,588
198,822	Travis Perkins Plc	6,499,696
3,102,961	Tyman Plc	13,513,001
161,837	Weir Group Plc (The)	6,946,835
2,165,736	Wilmington Group Plc	9,066,652
211,584	XP Power Ltd	6,023,349

	Total United Kingdom	232,443,953

	TOTAL COMMON STOCKS (COST $821,406,855)	1,069,195,300

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 1.8%

		United States — 1.8%
		Affiliated Issuers
	796,831	GMO U.S. Treasury Fund	19,920,782

		TOTAL MUTUAL FUNDS (COST $19,920,782)	19,920,782

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
AUD	293,413	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.74%, due 03/03/14	261,795
CAD	14	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.28%, due 03/03/14	13
NZD	34	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.85%, due 03/03/14	29
SGD	61,135	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	48,227
USD	2,618,478	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	2,618,478

		Total Time Deposits	2,928,542

		TOTAL SHORT-TERM INVESTMENTS (COST $2,928,542)	2,928,542

		TOTAL INVESTMENTS — 100.4% (Cost $844,256,179)	1,092,044,624
		Other Assets and Liabilities (net) — (0.4%)	(4,268,130)

		TOTAL NET ASSETS — 100.0%	$1,087,776,494

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security is restricted as to resale.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 28, 2014
Karnalyte Resources Inc	12/07/10	$1,471,626	0.02%	$214,733

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 19.

See accompanying notes to the financial statements.	13

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Global Focused Equity Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI ACWI (All Country World Index) is included for comparative purposes.

GMO Global Focused Equity Fund returned +28.9% for the fiscal year ended February 28, 2014, as compared with +18.2% for the MSCI ACWI.

Stock selection added 11.1% to relative performance for the fiscal year. Holdings in Continental Europe, the United States, and the United Kingdom helped relative performance. These gains were somewhat offset by stock selection in Brazil, Thailand, and South Korea, which subtracted from relative performance.

Country selection detracted from relative performance by 0.4% in the fiscal year. An underweight position in the United States hurt relative performance, as did overweight positions in Thailand and Mexico and an underweight position in Brazil. The Fund’s cash holdings also subtracted from relative performance. The Fund’s positioning in Continental Europe and underweight positions in China and Australia added to relative returns.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

14

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Focused Equity Fund Class III Shares and the MSCI ACWI

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

15

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.8%
Preferred Stocks	1.8
Mutual Funds	1.8
Short-Term Investments	0.2
Other	(0.6)

100.0%

Country Summary*	% of Equity Investments
United States	45.1%
Japan	8.1
France	7.9
United Kingdom	7.9
South Korea	5.3
Australia	5.1
Canada	3.9
Thailand	2.4
Brazil	1.9
Mexico	1.7
Belgium	1.6
Finland	1.6
Switzerland	1.6
Germany	1.5
China	1.5
Netherlands	1.5
Italy	1.4

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Materials	13.5%
Energy	9.6
Technology Hardware & Equipment	8.1
Automobiles & Components	7.7
Banks	7.5
Semiconductors & Semiconductor Equipment	7.3
Diversified Financials	6.8
Consumer Durables & Apparel	6.1
Transportation	5.6
Insurance	4.9
Health Care Equipment & Services	4.1
Capital Goods	4.0
Pharmaceuticals, Biotechnology & Life Sciences	3.8
Food, Beverage & Tobacco	3.6
Media	3.5
Commercial & Professional Services	1.6
Telecommunication Services	1.5
Real Estate	0.8

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

16

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 96.8%

	Australia — 5.1%
33,843	Challenger Ltd	188,210
78,211	Incitec Pivot Ltd	219,763
37,421	Toll Holdings Ltd	178,039

	Total Australia	586,012

	Belgium — 1.6%
1,740	Anheuser-Busch InBev NV	181,993

	Brazil — 1.8%
27,100	Tupy SA	213,681

	Canada — 3.9%
32,900	Gran Tierra Energy Inc *	234,427
6,500	Suncor Energy Inc	214,436

	Total Canada	448,863

	China — 1.5%
128,000	China Unicom Hong Kong Ltd	169,414

	Finland — 1.6%
24,276	Nokia Oyj *	184,781

	France — 7.8%
1,345	Euler Hermes SA	168,690
11,159	Peugeot SA *	196,557
1,843	Publicis Groupe SA	174,910
1,421	Societe BIC SA	182,030
2,823	Total SA	183,154

	Total France	905,341

	Germany — 1.5%
3,644	Deutsche Bank AG (Registered)	176,240

	Italy — 1.4%
7,273	Assicurazioni Generali SPA	163,303

	Japan — 8.0%
32,000	Hitachi Ltd	253,408
50,000	Mazda Motor Corp *	241,501
37,200	Mitsubishi UFJ Financial Group Inc	215,561
4,700	Sumitomo Mitsui Financial Group Inc	211,021

	Total Japan	921,491

	Mexico — 1.7%
84,770	Genomma Lab Internacional SAB de CV – Class B *	199,256

Shares	Description	Value ($)
	Netherlands — 1.5%
2,070	Akzo Nobel NV	171,122

	South Korea — 3.4%
13,800	Magnachip Semiconductor Corp *	203,412
153	Samsung Electronics Co Ltd	193,821

	Total South Korea	397,233

	Switzerland — 1.5%
8,251	UBS AG (Registered)	176,513

	Thailand — 2.3%
1,676,600	Ananda Development Pcl (Foreign Registered) *	95,993
75,005	PTT Global Chemical Pcl (Foreign Registered)	172,813

	Total Thailand	268,806

	United Kingdom — 7.8%
4,117	British American Tobacco Plc	224,424
158,209	Lloyds Banking Group Plc *	218,487
111,619	Taylor Wimpey Plc	233,407
10,068	WPP Plc	220,512

	Total United Kingdom	896,830

	United States — 44.4%
6,400	American Airlines Group, Inc. *	236,352
455	Apple, Inc.	239,439
4,100	Arch Capital Group Ltd. *	230,092
10,700	Brookfield Residential Properties, Inc. *	238,075
22,200	Capital Product Partners LP	238,872
4,400	Citigroup, Inc.	213,972
2,070	Domtar Corp.	229,315
6,300	General Motors Co. *	228,060
5,600	Iconix Brand Group, Inc. *	225,344
5,400	ITT Corp.	237,060
7,700	KapStone Paper and Packaging Corp. *	244,783
2,800	LyondellBasell Industries NV – Class A	246,624
4,000	Medtronic, Inc.	237,040
4,100	Merck & Co., Inc.	233,659
3,600	Methanex Corp	253,188
7,500	Morgan Stanley	231,000
2,900	National Oilwell Varco, Inc.	223,416
12,600	NVIDIA Corp.	231,588
3,200	Qualcomm, Inc.	240,928
6,500	Trimas Corp. *	218,465
5,000	United Continental Holdings, Inc. *	224,800
2,600	WellPoint, Inc.	235,534

	Total United States	5,137,606

	TOTAL COMMON STOCKS (COST $10,832,903)	11,198,485

See accompanying notes to the financial statements.	17

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value		Description	Value ($)
		PREFERRED STOCKS — 1.8%

		South Korea — 1.8%
	208	Samsung Electronics Co Ltd	207,301

		TOTAL PREFERRED STOCKS (COST $204,444)	207,301

		MUTUAL FUNDS — 1.8%

		United States — 1.8%
		Affiliated Issuers
	8,401	GMO U.S. Treasury Fund	210,013

		TOTAL MUTUAL FUNDS (COST $210,013)	210,013

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposit — 0.2%
USD	24,388	DnB Nor Bank (Oslo) Time Deposit, 0.06%, due 03/03/14	24,388

		Total Time Deposits	24,388

		TOTAL SHORT-TERM INVESTMENTS (COST $24,388)	24,388

		TOTAL INVESTMENTS — 100.6% (Cost $11,271,748)	11,640,187
		Other Assets and Liabilities (net) — (0.6%)	(64,345)

		TOTAL NET ASSETS — 100.0%	$11,575,842

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 19.

18	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2014

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

JPY - Japanese Yen

NZD - New Zealand Dollar

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	19

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$420,335,560	$1,072,123,842	$11,430,174
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	7,770,349	19,920,782	210,013
Foreign currency, at value (Note 2)(c)	1,120	—	—
Receivable for investments sold	4,428,324	2,411,685	—
Receivable for Fund shares sold	58,462	—	—
Dividends receivable	906,537	1,020,961	11,196
Foreign taxes receivable	347,175	194,937	3,776
Receivable for foreign currency sold	—	10,443	—
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	16,744	50,064	14,024
Miscellaneous receivable	350	783	13

Total assets	433,864,621	1,095,733,497	11,669,196

Liabilities:
Payable for investments purchased	3,261,343	7,117,868	12
Payable to affiliate for (Note 5):
Management fee	194,795	565,698	5,189
Shareholder service fee	54,327	90,592	1,297
Payable for foreign currency purchased	13,949	—	—
Payable to agents unaffiliated with the Manager	28	112	—
Payable to Trustees and related expenses	722	1,482	12
Accrued expenses	193,983	181,251	86,844

Total liabilities	3,719,147	7,957,003	93,354

Net assets	$430,145,474	$1,087,776,494	$11,575,842

Net assets consist of:
Paid-in capital	$431,260,361	$841,159,099	$9,665,374
Accumulated undistributed net investment income	3,376,798	—	17,139
Distributions in excess of net investment income	—	(8,216,961)	—
Accumulated net realized gain (loss)	(65,861,821)	7,041,907	1,524,718
Net unrealized appreciation (depreciation)	61,370,136	247,792,449	368,611

	$430,145,474	$1,087,776,494	$11,575,842

Net assets attributable to:
Class II shares	$165,028,071	$—	$—

Class III shares	$197,489,428	$236,392,987	$11,575,842

Class IV shares	$67,627,975	$851,383,507	$—

Shares outstanding:
Class II	12,155,060	—	—

Class III	14,456,875	13,672,093	448,284

Class IV	4,831,116	49,341,354	—

Net asset value per share:
Class II	$13.58	$—	$—

Class III	$13.66	$17.29	$25.82

Class IV	$14.00	$17.25	$—

(a) Cost of investments – unaffiliated issuers:	$358,983,104	$824,335,397	$11,061,735
(b) Cost of investments – affiliated issuers:	$7,770,349	$19,920,782	$210,013
(c) Cost of foreign currency:	$1,117	$—	$—

20	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2014

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$14,845,987	$22,513,640	$175,566
Dividends from affiliated issuers (Note 10)	5,385	15,569	274
Interest	3,131	6,724	306

Total investment income	14,854,503	22,535,933	176,146

Expenses:
Management fee (Note 5)	2,718,282	6,443,769	59,070
Shareholder service fee – Class II (Note 5)	377,582	—	—
Shareholder service fee – Class III (Note 5)	306,000	518,889	14,767
Shareholder service fee – Class IV (Note 5)	69,677	574,613	—
Audit and tax fees	117,794	112,750	78,890
Custodian and fund accounting agent fees	349,476	474,279	56,710
Legal fees	6,144	34,323	2,326
Registration fees	13,456	3,521	—
Transfer agent fees	52,328	42,744	27,360
Trustees fees and related expenses (Note 5)	3,955	9,499	91
Miscellaneous	27,567	30,820	10,224

Total expenses	4,042,261	8,245,207	249,438
Fees and expenses reimbursed and/or waived by Manager (Note 5)	(518,542)	(653,270)	(172,161)
Expense reductions (Note 2)	(2)	(36)	(2)

Net expenses	3,523,717	7,591,901	77,275

Net investment income (loss)	11,330,786	14,944,032	98,871

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(b)	46,198,879	63,272,499	2,720,179
Investments in affiliated issuers	(484)	3,674	99
Realized gain distributions from affiliated issuers (Note 10)	2,723	7,494	142
Foreign currency, forward contracts and foreign currency related transactions	(95,489)	98,023	(2,489)

Net realized gain (loss)	46,105,629	63,381,690	2,717,931

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	24,106,420	149,094,863	(358,463)
Foreign currency, forward contracts and foreign currency related transactions	34,932	73,328	180

Net unrealized gain (loss)	24,141,352	149,168,191	(358,283)

Net realized and unrealized gain (loss)	70,246,981	212,549,881	2,359,648

Net increase (decrease) in net assets resulting from operations	$81,577,767	$227,493,913	$2,458,519

(a) Withholding tax:	$1,155,861	$1,718,969	$19,928
(b) Foreign capital gains tax:	$20,175	$501	$—

See accompanying notes to the financial statements.	21

GMO Trust Funds

Statements of Changes in Net Assets

	Foreign Fund		Foreign Small Companies Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$11,330,786	$23,671,476	$14,944,032	$9,437,180
Net realized gain (loss)	46,105,629	40,444,425	63,381,690	16,533,964
Change in net unrealized appreciation (depreciation)	24,141,352	(20,229,518)	149,168,191	59,049,081

Net increase (decrease) in net assets from operations	81,577,767	43,886,383	227,493,913	85,020,225

Distributions to shareholders from:
Net investment income
Class II	(4,317,546)	(7,175,647)	—	—
Class III	(5,037,353)	(8,804,177)	(10,018,006)	(3,541,755)
Class IV	(2,016,945)	(12,926,825)	(18,733,305)	(6,097,276)

Total distributions from net investment income	(11,371,844)	(28,906,649)	(28,751,311)	(9,639,031)

Net realized gains
Class III	—	—	(10,476,372)	—
Class IV	—	—	(20,674,691)	—

Total distributions from net realized gains	—	—	(31,151,063)	—

Net share transactions (Note 9):
Class II	(79,234,024)	(45,826,748)	—	—
Class III	(56,082,531)	(187,746,070)	(141,559,808)	(208,090,031)
Class IV	(33,049,306)	(306,949,085)	275,515,291	363,479,701

Increase (decrease) in net assets resulting from net share transactions	(168,365,861)	(540,521,903)	133,955,483	155,389,670

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	84,607	567,500
Class IV	—	—	127,735	183,773

Increase in net assets resulting from purchase premiums and redemption fees	—	—	212,342	751,273

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(168,365,861)	(540,521,903)	134,167,825	156,140,943

Total increase (decrease) in net assets	(98,159,938)	(525,542,169)	301,759,364	231,522,137

Net assets:
Beginning of period	528,305,412	1,053,847,581	786,017,130	554,494,993

End of period	$430,145,474	$528,305,412	$1,087,776,494	$786,017,130

Accumulated undistributed net investment income	$3,376,798	$2,058,393	$—	$—

Distributions in excess of net investment income	$—	$—	$(8,216,961)	$(2,383,441)

22	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Focused Equity Fund
	Year Ended February 28,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$98,871	$95,906
Net realized gain (loss)	2,717,931	383,212
Change in net unrealized appreciation (depreciation)	(358,283)	379,744

Net increase (decrease) in net assets from operations	2,458,519	858,862

Distributions to shareholders from:
Net investment income
Class III	(141,464)	(95,315)

Net realized gains
Class III	(1,521,176)	(76,834)

Net share transactions (Note 9):
Class III	2,068,619	3,390,538

Total increase (decrease) in net assets	2,864,498	4,077,251

Net assets:
Beginning of period	8,711,344	4,634,093

End of period	$11,575,842	$8,711,344

Accumulated undistributed net investment income	$17,139	$10,805

Distributions in excess of net investment income	$—	$—

See accompanying notes to the financial statements.	23

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FOREIGN FUND

	Class II Shares							Class III Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2014		2013		2012	2011	2010	2014		2013		2012	2011	2010
Net asset value, beginning of period	$11.57		$11.21		$12.88	$11.07	$8.03	$11.64		$11.27		$12.95	$11.13	$8.07

Income (loss) from investment operations:
Net investment income (loss)†	0.30		0.29		0.31	0.24	0.26	0.32		0.30		0.34	0.24	0.28
Net realized and unrealized gain (loss)	2.04		0.43		(1.43)	1.79	3.24	2.04		0.44		(1.47)	1.81	3.25

Total from investment operations	2.34		0.72		(1.12)	2.03	3.50	2.36		0.74		(1.13)	2.05	3.53

Less distributions to shareholders:
From net investment income	(0.33)		(0.36)		(0.55)	(0.22)	(0.46)	(0.34)		(0.37)		(0.55)	(0.23)	(0.47)

Total distributions	(0.33)		(0.36)		(0.55)	(0.22)	(0.46)	(0.34)		(0.37)		(0.55)	(0.23)	(0.47)

Net asset value, end of period	$13.58		$11.57		$11.21	$12.88	$11.07	$13.66		$11.64		$11.27	$12.95	$11.13

Total Return(a)	20.39%		6.65%		(8.38)%	18.71%	43.95%	20.42%		6.75%		(8.36)%	18.80%	44.10%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$165,028		$217,052		$259,270	$417,685	$545,336	$197,489		$222,262		$403,157	$1,440,952	$1,591,717
Net expenses to average daily net assets(b)	0.83	%(c)	0.84	%(c)	0.82%	0.82%	0.82%	0.76	%(c)	0.77	%(c)	0.75%	0.75%	0.75%
Net investment income (loss) to average daily net assets	2.37%		2.65%		2.71%	2.09%	2.53%	2.53%		2.78%		2.89%	2.08%	2.65%
Portfolio turnover rate	98%		91%		58%	55%	59%	98%		91%		58%	55%	59%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.11%		0.07%		0.07%	0.06%	0.05%	0.12%		0.07%		0.08%	0.06%	0.05%

	Class IV Shares
	Year Ended February 28/29,
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$11.92		$11.55		$13.25	$11.39	$8.07

Income (loss) from investment operations:
Net investment income (loss)†	0.35		0.33		0.33	0.25	0.22
Net realized and unrealized gain (loss)	2.08		0.42		(1.46)	1.85	3.35

Total from investment operations	2.43		0.75		(1.13)	2.10	3.57

Less distributions to shareholders:
From net investment income	(0.35)		(0.38)		(0.57)	(0.24)	(0.25)

Total distributions	(0.35)		(0.38)		(0.57)	(0.24)	(0.25)

Net asset value, end of period	$14.00		$11.92		$11.55	$13.25	$11.39

Total Return(a)	20.54%		6.68%		(8.21)%	18.80%	44.05%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$67,628		$88,992		$391,421	$833,582	$856,553
Net expenses to average daily net assets(b)	0.70	%(c)	0.70	%(c)	0.69%	0.69%	0.69%
Net investment income (loss) to average daily net assets	2.71%		3.02%		2.74%	2.10%	1.92%
Portfolio turnover rate	98%		91%		58%	55%	59%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.11%		0.07%		0.07%	0.06%	0.05%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

24	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FOREIGN SMALL COMPANIES FUND

	Class III Shares								Class IV Shares
																Period from August 12, 2009 through February 28, 2010(a)		Period from March 1, 2009 through March 16, 2009(a)
	Year Ended February 28/29,								Year Ended February 28/29,
	2014		2013		2012		2011	2010	2014		2013		2012		2011
Net asset value, beginning of period	$14.40		$12.91		$14.22		$10.74	$6.41	$14.37		$12.90		$14.20		$10.73	$9.84		$6.42

Income (loss) from investment operations:
Net investment income (loss)†	0.27		0.23		0.19		0.14	0.13	0.25		0.12		0.17		0.13	0.02		0.01
Net realized and unrealized gain (loss)	3.62		1.43		(1.27	)(b)	3.47	4.32	3.64		1.54		(1.23	)(b)	3.47	1.00		0.01

Total from investment operations	3.89		1.66		(1.08)		3.61	4.45	3.89		1.66		(1.06)		3.60	1.02		0.02

Less distributions to shareholders:
From net investment income	(0.48)		(0.17)		(0.23)		(0.13)	(0.12)	(0.49)		(0.19)		(0.24)		(0.13)	(0.13)		—
From net realized gains	(0.52)		—		—		—	—	(0.52)		—		—		—	—		—

Total distributions	(1.00)		(0.17)		(0.23)		(0.13)	(0.12)	(1.01)		(0.19)		(0.24)		(0.13)	(0.13)		—

Net asset value, end of period	$17.29		$14.40		$12.91		$14.22	$10.74	$17.25		$14.37		$12.90		$14.20	$10.73		$6.44

Total Return(c)	27.54%		12.93%		(7.45)%		33.67%	69.44%	27.61%		12.96%		(7.33)%		33.67%	10.33	%**	0.31	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$236,393		$314,389		$483,122		$398,648	$292,852	$851,384		$471,628		$71,373		$147,131	$84,225		$144,101
Net expenses to average daily net assets(d)	0.86	%(e)	0.85	%(e)	0.86%		0.85%	0.86%	0.81	%(e)	0.80	%(e)	0.81%		0.80%	0.81	%*	0.81	%*
Net investment income (loss) to average daily net assets	1.73%		1.83%		1.43%		1.15%	1.40%	1.56%		0.90%		1.34%		1.07%	0.35	%*	3.28	%*
Portfolio turnover rate	57%		56%		46%		61%	78%	57%		56%		46%		61%	78	%††	40	%†††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.07%		0.09%		0.10%		0.14%	0.14%	0.07%		0.10%		0.10%		0.14%	0.08	%*	0.22	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(f)	$0.02		$0.00	(f)	$0.01	$0.02	$0.00	(f)	$0.01		$0.01		$0.02	$0.00	(f)	$0.00	(f)

(a)	The class was inactive from March 17, 2009 to August 11, 2009.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period ended February 28, 2010.
†††	Calculation represents portfolio turnover of the Fund for the period ended August 31, 2009.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	25

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL FOCUSED EQUITY FUND

	Class III Shares
	Year Ended February 28,				Period from December 1, 2011 (commencement of operations) through February 29, 2012
	2014		2013
Net asset value, beginning of period	$23.67		$21.99		$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.31		0.03
Net realized and unrealized gain (loss)	6.19		1.90		1.96

Total from investment operations	6.45		2.21		1.99

Less distributions to shareholders:
From net investment income	(0.37)		(0.28)		—
From net realized gains	(3.93)		(0.25)		—

Total distributions	(4.30)		(0.53)		—

Net asset value, end of period	$25.82		$23.67		$21.99

Total Return(a)	28.89%		10.35%		9.95	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,576		$8,711		$4,634
Net expenses to average daily net assets	0.78	%(b)(c)	0.83	%(b)	0.84	%*
Net investment income (loss) to average daily net assets	1.00%		1.42%		0.56	%*
Portfolio turnover rate	225%		103%		18	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	1.75%		2.38%		8.66	%*
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period from December 1, 2011 through February 29, 2012.
*	Annualized.
**	Not annualized.

26	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2014

1.	Organization

Each of Foreign Fund, Foreign Small Companies Fund, and Global Focused Equity Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Funds may invest in U.S. Treasury Fund and unaffiliated money market funds.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Foreign Fund	MSCI EAFE Index	Total return in excess of benchmark
Foreign Small Companies Fund	S&P Developed ex-U.S. Small Cap Index	Total return in excess of benchmark
Global Focused Equity Fund	Not Applicable	Total return

Foreign Small Companies Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of other GMO Funds (“underlying funds”) and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2014 is as follows:

Securities

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees.	Fair valued using inputs obtained from an independent pricing service (Net)
Foreign Fund	<1%	97%
Foreign Small Companies Fund	<1%	92%
Global Focused Equity Fund	—	47%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets, separately identified in the table below). At February 28, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2014:

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$20,552,670	$—	$20,552,670
Austria	—	1,782,923	—	1,782,923
Belgium	—	5,352,706	—	5,352,706
Brazil	—	1,419,285	—	1,419,285
China	—	2,112,381	—	2,112,381
Denmark	—	648,724	—	648,724
Finland	—	4,871,173	—	4,871,173
France	—	72,109,755	—	72,109,755
Germany	—	30,304,479	—	30,304,479
Hong Kong	—	5,456,953	—	5,456,953
Ireland	—	1,928,716	—	1,928,716
Italy	—	29,068,107	—	29,068,107
Japan	—	84,392,755	—	84,392,755
Netherlands	—	9,754,442	—	9,754,442
Norway	—	3,040,180	—	3,040,180
Panama	2,207,998	—	—	2,207,998
Russia	—	3,358,708	506,711	3,865,419
South Korea	—	4,767,377	—	4,767,377
Spain	—	11,355,171	—	11,355,171
Sweden	—	6,244,524	—	6,244,524
Switzerland	—	17,534,896	—	17,534,896
Thailand	—	2,131,910	—	2,131,910
United Kingdom	—	93,683,926	—	93,683,926

TOTAL COMMON STOCKS	2,207,998	411,871,761	506,711	414,586,470

Preferred Stocks
Germany	—	2,311,135	—	2,311,135
South Korea	—	2,550,402	—	2,550,402

TOTAL PREFERRED STOCKS	—	4,861,537	—	4,861,537

Mutual Funds
United States	7,770,349	—	—	7,770,349

TOTAL MUTUAL FUNDS	7,770,349	—	—	7,770,349

Total Short-Term Investments	887,553	—	—	887,553

Total Investments	10,865,900	416,733,298	506,711	428,105,909

Total	$10,865,900	$416,733,298	$506,711	$428,105,909

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$62,749,639	$—	$62,749,639
Belgium	—	14,166,931	—	14,166,931
Brazil	—	7,332,674	—	7,332,674
Canada	37,819,327	—	—	37,819,327
Chile	2,211,600	—	—	2,211,600
Denmark	—	2,043,284	—	2,043,284
Finland	—	13,814,297	—	13,814,297
France	—	145,169,021	—	145,169,021
Germany	—	67,591,954	—	67,591,954
Hong Kong	—	8,329,144	—	8,329,144
India	—	1,942,836	—	1,942,836
Ireland	—	5,105,553	—	5,105,553
Italy	—	94,336,374	—	94,336,374
Japan	—	223,275,193	—	223,275,193
Mexico	17,294,722	—	—	17,294,722
Netherlands	—	9,934,782	—	9,934,782
New Zealand	—	3,461,099	—	3,461,099
Norway	—	8,124,552	—	8,124,552
Philippines	—	145,250	—	145,250
Russia	—	1,222,026	1,174,571	2,396,597
Singapore	—	7,882,297	—	7,882,297
South Korea	5,766,288	23,346,801	—	29,113,089
Spain	—	9,220,679	—	9,220,679
Sweden	—	18,599,803	—	18,599,803
Switzerland	—	40,585,612	—	40,585,612
Thailand	—	677,859	—	677,859
Turkey	—	3,427,179	—	3,427,179
United Kingdom	—	232,443,953	—	232,443,953

TOTAL COMMON STOCKS	63,091,937	1,004,928,792	1,174,571	1,069,195,300

Mutual Funds
United States	19,920,782			19,920,782

TOTAL MUTUAL FUNDS	19,920,782	—	—	19,920,782

Total Short-Term Investments	2,928,542	—	—	2,928,542

Total Investments	85,941,261	1,004,928,792	1,174,571	1,092,044,624

Total	$85,941,261	$1,004,928,792	$1,174,571	$1,092,044,624

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Global Focused Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$586,012	$—	$586,012
Belgium	—	181,993	—	181,993
Brazil	—	213,681	—	213,681
Canada	448,863	—	—	448,863
China	—	169,414	—	169,414
Finland	—	184,781	—	184,781
France	—	905,341	—	905,341
Germany	—	176,240	—	176,240
Italy	—	163,303	—	163,303
Japan	—	921,491	—	921,491
Mexico	199,256	—	—	199,256
Netherlands	—	171,122	—	171,122
South Korea	203,412	193,821	—	397,233
Switzerland	—	176,513	—	176,513
Thailand	—	268,806	—	268,806
United Kingdom	—	896,830	—	896,830
United States	5,137,606	—	—	5,137,606

TOTAL COMMON STOCKS	5,989,137	5,209,348	—	11,198,485

Preferred Stocks
South Korea	—	207,301	—	207,301

TOTAL PREFERRED STOCKS	—	207,301	—	207,301

Mutual Funds
United States	210,013	—	—	210,013

TOTAL MUTUAL FUNDS	210,013	—	—	210,013

Total Short-Term Investments	24,388	—	—	24,388

Total Investments	6,223,538	5,416,649	—	11,640,187

Total	$6,223,538	$5,416,649	$—	$11,640,187

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2014, there were no material transfers between Level 1 and Level 2.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of February 28, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2014
Foreign Fund
Common Stocks
Russia	$—	$839,128	$(15,653)	$—	$(7,916)	$(308,848)	$—	$—	$506,711	$(308,848)
United Kingdom	—	30,650	(30,650)	—	—	—	—	—	—	—
Preferred Stocks
United Kingdom	—	26,252	(26,252)	—	—	—	—	—	—	—
Rights/Warrants
Italy	—	235	—	—	(235)	—	—	—	—	—

Total	$—	$896,265	$(72,555)	$—	$(8,151)	$(308,848)	$—	$—	$506,711	$(308,848)

Foreign Small Companies Fund
Common Stock
Russia	$—	$1,892,633	$—	$—	$—	$(718,062)	$—	$—	$1,174,571	$(718,062)

Total	$—	$1,892,633	$—	$—	$—	$(718,062)	$—	$—	$1,174,571	$(718,062)

Global Focused Equity Fund
Common Stock
Russia	$—	$101,063	$(83,768)	$—	$(17,295)	$—	$—	$—	$—	$—

Total	$—	$101,063	$(83,768)	$—	$(17,295)	$—	$—	$—	$—	$—

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2014 were as follows:

Fund Name	Level 3 securities
Foreign Fund	<1%
Foreign Small Companies Fund	<1%
Global Focused Equity Fund	—

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, distributions are reinvested in additional shares of each Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2014, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Difference related to:	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Capital loss carry forwards	X	X
Distributions character reclassifications		X
Dividend income and withholding tax reclaim reserves	X
Foreign currency transactions			X
Late-year ordinary losses		X
Losses on wash sale transactions	X	X	X
Passive foreign investment company transactions	X	X	X

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The tax character of distributions declared to shareholders is as follows:

	Tax year ended February 28, 2014			Tax year ended February 28, 2013

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)
Foreign Fund	11,371,844	—	11,371,844	28,906,649	—	28,906,649
Foreign Small Companies Fund	31,902,292	28,000,082	59,902,374	9,639,031	—	9,639,031
Global Focused Equity Fund	1,194,110	468,530	1,662,640	172,149	—	172,149

Distributions in excess of tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2014, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)
Foreign Fund	3,692,951	—	—	(62,895,037)
Foreign Small Companies Fund	3,228,327	6,538,650	(590,454)	(1,561,115)
Global Focused Equity Fund	883,113	662,453	—	—

As of February 28, 2014, the Funds listed below had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2014, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)				Long- Term ($)

Fund Name	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date	Total Short- Term ($)	No Expiration Date
Foreign Fund	(51,963,249)	—	—	(51,963,249)	(10,931,788)
Foreign Small Companies Fund	—	(1,561,115)	—	(1,561,115)	—
Global Focused Equity Fund	—	—	—	—	—

As of February 28, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	369,720,235	60,662,005	(2,276,331)	58,385,674
Foreign Small Companies Fund	853,029,475	259,226,066	(20,210,917)	239,015,149
Global Focused Equity Fund	11,275,458	686,461	(321,732)	364,729

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent. State Street’s transfer agent fees may be reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains in a State Street transfer agent account. Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

As of February 28, 2014, the premium on cash purchases and the fee on cash redemptions were as follows:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Purchase Premium	—	0.50%	—
Redemption Fee	—	0.50%	—

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Market Risk – Equities	X	X	X
Liquidity Risk	X	X	X
Smaller Company Risk	X	X	X
Derivatives Risk	X	X	X
Non-U.S. Investment Risk	X	X	X
Currency Risk	X	X	X
Focused Investment Risk	X	X	X
Leveraging Risk	X	X	X
Counterparty Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Large Shareholder Risk	X	X	X
Management and Operational Risk	X	X	X
Non-Diversified Funds	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

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An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities and as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

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A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or

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loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting

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standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government), are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

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A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

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• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable income to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Foreign Fund
•	Global Focused Equity Fund

Temporary Defensive Positions.

Foreign Fund and Foreign Small Companies Fund normally do not take temporary defensive positions. Global Focused Equity Fund may hold up to 20% of its assets in cash or cash equivalents. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Forward currency contracts
To manage against anticipated currency exchange rate changes	X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater

45

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2014 and the Statements of Operations for the year ended February 28, 2014^:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(40,305)	$—	$—	$—	$(40,305)
Forward Currency Contracts	—	—	173,391	—	—	173,391

Total	$—	$(40,305)	$173,391	$—	$—	$133,086

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$27,294	$—	$—	$27,294

Total	$—	$—	$27,294	$—	$—	$27,294

Foreign Small Companies Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(1,850,169)	$—	$—	$—	$(1,850,169)
Forward Currency Contracts	—	—	276,161	—	—	276,161

Total	$—	$(1,850,169)	$276,161	$—	$—	$(1,574,008)

46

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Small Companies Fund (continued)
Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—		$43,922	$—	$—	$43,922

Total	$—	$—		$43,922	$—	$—	$43,922

Global Focused Equity Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$0	*	$—	$—	$—	$0	*

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

*	Rounds to $0.
^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The average derivative activity, based on absolute values (forward currency contracts and rights and/or warrants) outstanding at each month-end, was as follows for the year ended February 28, 2014.

Fund Name	Forward Currency Contracts ($)	Rights and/or Warrants ($)
Foreign Fund	2,039,581	40,402
Foreign Small Companies Fund	3,368,295	27,855	*
Global Focused Equity Fund	—	1,064	*

*	During the year ended February 28, 2014, the Fund did not hold this investment type at any month-end; therefore, the average amount outstanding was calculated using daily outstanding absolute values.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Management Fee	0.60%	0.70%	0.60%

In addition, each class of shares of certain Funds pays the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV
Foreign Fund	0.22%	0.15%	0.09%
Foreign Small Companies Fund		0.15%	0.10%
Global Focused Equity Fund		0.15%	0.10%	*

*	Class is offered but has no shareholders as of February 28, 2014.

47

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

For each Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager.

“Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that charges a management fee, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2014 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2014 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agents unaffiliated with the Manager ($)
Foreign Fund	3,955	702
Foreign Small Companies Fund	9,499	1,276
Global Focused Equity Fund	91	5

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2014, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Foreign Fund	< 0.001%	0.000%	< 0.001%
Foreign Small Companies Fund	< 0.001%	0.000%	< 0.001%
Global Focused Equity Fund	< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2014 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Foreign Fund	—	434,173,165	—	594,373,616
Foreign Small Companies Fund	—	599,455,400	—	519,233,968
Global Focused Equity Fund	—	22,322,028	—	21,061,395

48

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2014 are noted in the table below:

Fund Name	Purchases ($)	Sales ($)
Foreign Small Companies Fund	36,543,978	—

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2014

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion
Foreign Fund	2	30.70%	0.08%	—
Foreign Small Companies Fund	4	69.19%	0.02%	—
Global Focused Equity Fund	3	81.13%	87.94%	—

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds’ shares were as follows:

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Foreign Fund
Class II:
Shares sold	195,581	$2,429,297	2,299,470	$24,402,935
Shares issued to shareholders in reinvestment of distributions	315,691	4,096,590	449,055	4,876,994
Shares repurchased	(7,118,529)	(85,759,911)	(7,118,690)	(75,106,677)

Net increase (decrease)	(6,607,257)	$(79,234,024)	(4,370,165)	$(45,826,748)

Class III:
Shares sold	2,121,046	$27,097,422	2,281,734	$25,000,634
Shares issued to shareholders in reinvestment of distributions	252,804	3,245,210	555,602	6,055,606
Shares repurchased	(7,013,234)	(86,425,163)	(19,517,218)	(218,802,310)

Net increase (decrease)	(4,639,384)	$(56,082,531)	(16,679,882)	$(187,746,070)

Class IV:
Shares sold	3,363	$45,401	469,631	$5,307,410
Shares issued to shareholders in reinvestment of distributions	54,180	721,148	922,716	10,369,630
Shares repurchased	(2,691,337)	(33,815,855)	(27,831,031)	(322,626,125)

Net increase (decrease)	(2,633,794)	$(33,049,306)	(26,438,684)	$(306,949,085)

49

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Foreign Small Companies Fund
Class III:
Shares sold	4,850,085	$77,633,412	9,304,269	$124,236,252
Shares issued to shareholders in reinvestment of distributions	1,270,138	20,494,378	222,312	3,014,051
Shares repurchased	(14,284,730)	(239,687,598)	(25,098,581)	(335,340,334)
Purchase premiums	—	82,801	—	562,384
Redemption fees	—	1,806	—	5,116

Net increase (decrease)	(8,164,507)	$(141,475,201)	(15,572,000)	$(207,522,531)

Class IV:
Shares sold	14,308,861	$239,643,307	26,920,343	$358,520,424
Shares issued to shareholders in reinvestment of distributions	2,273,077	36,737,409	370,030	5,054,564
Shares repurchased	(55,226)	(865,425)	(6,877)	(95,287)
Purchase premiums	—	124,541	—	183,641
Redemption fees	—	3,194	—	132

Net increase (decrease)	16,526,712	$275,643,026	27,283,496	$363,663,474

Global Focused Equity Fund
Class III:
Shares sold	127,931	$3,309,754	149,149	$3,219,483
Shares issued to shareholders in reinvestment of distributions	67,890	1,662,640	8,097	172,149
Shares repurchased	(115,513)	(2,903,775)	(46)	(1,094)

Net increase (decrease)	80,308	$2,068,619	157,200	$3,390,538

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$8,180,610	$95,611,980	$96,021,758	$5,385	$2,723	$7,770,349

Foreign Small Companies Fund
GMO U.S. Treasury Fund	$20,131,383	$135,363,198	$135,577,472	$15,569	$7,494	$19,920,782

Global Focused Equity Fund
GMO U.S. Treasury Fund	$270,041	$2,287,206	$2,347,334	$274	$142	$210,013

50

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Foreign Fund, GMO Foreign Small Companies Fund, and GMO Global Focused Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund, GMO Foreign Small Companies Fund, and GMO Global Focused Equity Fund (collectively, the “Funds”), at February 28, 2014, the results of each of their operations, the changes in each of their net assets, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2014

51

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2014 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2014.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2013 through February 28, 2014.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid* During the Period	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid* During the Period	Annualized Net Expense Ratio
Foreign Fund
Class II	$1,000.00	$1,157.30	$4.49	$1,000.00	$1,020.63	$4.21	0.84%
Class III	$1,000.00	$1,157.60	$4.12	$1,000.00	$1,020.98	$3.86	0.77%
Class IV	$1,000.00	$1,157.80	$3.80	$1,000.00	$1,021.27	$3.56	0.71%
Foreign Small Companies Fund
Class III	$1,000.00	$1,184.70	$4.66	$1,000.00	$1,020.53	$4.31	0.86%
Class IV	$1,000.00	$1,184.30	$4.39	$1,000.00	$1,020.78	$4.06	0.81%
Global Focused Equity Fund
Class III	$1,000.00	$1,175.80	$4.21	$1,000.00	$1,020.93	$3.91	0.78%

*	Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2014, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

52

GMO Trust

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2014 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2014:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short-Term Capital Gain Dividends(2) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(3) ($)	Foreign Source Income(3) ($)
Foreign Fund	—	99.30%	—	—	1,155,716	16,004,510
Foreign Small Companies Fund	—	65.53%	3,150,981	28,000,082	1,718,969	24,240,684
Global Focused Equity Fund	1.27%	14.20%	1,052,645	468,530	19,925	176,438

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2015, the Funds will notify applicable shareholders of amounts for use in preparing 2014 U.S. federal income tax forms.

53

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2014. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 20110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises; Director, BeiGene Ltd.	41	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	41	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	41	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988-2005).	53	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

54

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer, June 2009-March 2013 and since September 2013; Chief Accounting Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – March 2013, June 2013 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009).

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Carly Condron DOB: 03/04/1984	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Brian Kadehjian DOB: 09/16/1974	Treasury Officer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

[1]	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

55

Officers: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kenneth Earley DOB: 09/09/1973	Anti-Money Laundering Officer	Since September 2013.	Compliance Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2011 – present); Associate in Financial Services Group, Dechert LLP (May 2007 – May 2011).

[1]	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

56

GMO Trust

Annual Report

February 28, 2014

Currency Hedged International Equity Fund

Developed World Stock Fund

International Equity Fund (formerly International Intrinsic Value Fund)

International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)

International Small Companies Fund

Quality Fund

Resources Fund

Risk Premium Fund

Tax-Managed International Equities Fund

U.S. Core Equity Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds are subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve the stated investment objective. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risk may include: market-risk equities, management and operational risk, non-U.S. investment risk, smaller company risk and derivative risk.

Financial Highlights	94
Notes to Financial Statements	104
Report of Independent Registered Public Accounting Firm	156
Fund Expenses	157
Tax Information	159
Trustees and Officers	160

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Equity Fund returned +24.4% for the fiscal year ended February 28, 2014, as compared with +17.9% for the MSCI EAFE Index (Hedged).

The Fund is currently invested in Class IV shares of GMO International Equity Fund. The Fund’s relative performance was helped by the outperformance of the International Equity Fund versus its benchmark, the MSCI EAFE Value Index, and the MSCI EAFE Index during the period.

Currency hedging had a negative impact on absolute performance because foreign currencies generally appreciated relative to the U.S. dollar. In U.S. dollar terms, the unhedged MSCI EAFE Index returned +19.3% during the period.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Currency Hedged International Equity Fund Class III Shares and the MSCI EAFE Index (Hedged)

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

*	MSCI EAFE Index (Hedged) source is MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by GMO. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

3

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.0%
Short-Term Investments	2.8
Preferred Stock	1.4
Forward Currency Contracts	(1.7)
Other	1.5

100.0%

Country/Region Summary**	% of Investments
United Kingdom	23.5%
France	17.9
Japan	15.2
Germany	12.6
Italy	8.0
Spain	6.6
Australia	2.5
Netherlands	1.7
Hong Kong	1.4
Canada	1.2
Finland	1.2
Norway	1.2
Sweden	1.1
Switzerland	1.0
United States	1.0
Belgium	0.8
Singapore	0.8
Austria	0.5
Israel	0.5
Denmark	0.4
Portugal	0.4
New Zealand	0.3
Ireland	0.2
Malta	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The Fund attempts to hedge at least 70% of the foreign currency exposure in the underlying fund’s holdings relative to the U.S. Dollar. Therefore, the Fund’s currency exposures will be different than the country exposures noted above.

4

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	MUTUAL FUNDS — 98.5%

	United States — 98.5%
	Affiliated Issuers
39,787,984	GMO International Equity Fund, Class IV	1,050,800,655

	TOTAL MUTUAL FUNDS (COST $898,929,126)	1,050,800,655

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.9%

		Time Deposits — 1.9%
EUR	7,130	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/03/14	9,821
USD	9,774,188	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 03/03/14	9,774,188
USD	10,676,945	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	10,676,945

		Total Time Deposits	20,460,954

		TOTAL SHORT-TERM INVESTMENTS (COST $20,460,954)	20,460,954

		TOTAL INVESTMENTS — 100.4% (Cost $919,390,080)	1,071,261,609
		Other Assets and Liabilities (net) — (0.4%)	(4,254,271)

		TOTAL NET ASSETS — 100.0%	$1,067,007,338

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/18/2014	MSCI	AUD	35,027,000	USD	31,592,848	$366,639
03/10/2014	JPM	CAD	15,597,000	USD	14,594,394	510,803
03/10/2014	MSCI	CAD	10,208,000	USD	9,173,949	(43,548)
04/02/2014	BBH	CHF	10,033,299	USD	11,132,388	(278,203)
04/02/2014	BCLY	CHF	10,055,241	USD	11,123,362	(312,184)
04/02/2014	DB	CHF	20,124,460	USD	22,333,726	(553,262)
04/14/2014	BBH	EUR	45,498,000	USD	62,456,606	(343,259)
04/14/2014	BCLY	EUR	89,449,404	USD	122,198,285	(1,266,715)
04/14/2014	GS	EUR	79,634,404	USD	108,546,073	(1,371,503)
04/14/2014	JPM	EUR	159,106,192	USD	217,047,131	(2,563,564)
03/18/2014	BCLY	GBP	38,806,003	USD	63,767,265	(1,208,402)
03/18/2014	DB	GBP	800,000	USD	1,333,588	(5,909)
03/18/2014	JPM	GBP	38,806,003	USD	63,446,495	(1,529,173)
03/18/2014	MSCI	GBP	77,354,995	USD	126,755,947	(2,765,056)
03/25/2014	BCLY	JPY	10,204,181,103	USD	97,707,812	(2,570,160)
03/25/2014	DB	JPY	10,187,439,897	USD	97,525,762	(2,587,691)
03/18/2014	MSCI	NOK	12,921,000	USD	2,137,867	(13,775)
03/11/2014	BBH	NZD	5,389,000	USD	4,483,088	(32,866)
03/11/2014	BCLY	NZD	47,138,000	USD	38,966,392	(535,001)
03/18/2014	BBH	SEK	116,230,000	USD	17,881,098	(242,451)
03/18/2014	GS	SEK	25,432,000	USD	3,926,224	(39,345)
03/27/2014	BOA	SGD	9,263,000	USD	7,326,497	19,235
03/27/2014	DB	SGD	2,214,000	USD	1,734,082	(12,466)
04/02/2014	BCLY	USD	46,424,286	CHF	41,322,000	570,075
03/25/2014	BOA	USD	7,616,503	JPY	775,753,000	6,935
03/18/2014	DB	USD	7,666,227	SEK	49,294,000	20,104
03/25/2014	DB	USD	20,066,228	JPY	2,050,000,000	79,420
03/27/2014	DB	USD	5,712,133	SGD	7,293,000	41,064
03/18/2014	GS	USD	2,066,734	NOK	12,704,000	48,772
03/10/2014	JPM	USD	22,205,392	CAD	24,628,000	32,903
03/18/2014	JPM	USD	9,458,136	AUD	10,495,000	(101,952)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/18/2014	JPM	USD	15,932,225	GBP	9,602,000	$145,091
03/25/2014	JPM	USD	12,475,236	JPY	1,280,578,000	109,190
03/18/2014	MSCI	USD	5,911,023	GBP	3,586,000	93,274

						$(16,332,980)

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

See accompanying notes to the financial statements.	5

GMO Developed World Stock Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). GMO’s Asset Allocation Team provides asset class forecasts and high-level investment oversight to the Fund.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Developed World Stock Fund returned +27.3% for the fiscal year ended February 28, 2014, as compared with +21.7% for the MSCI World Index.

Country selection had a positive impact on relative performance. Overweights to Japan, which outperformed, and underweights to Canada and Australia, which underperformed, were among the contributors.

Stock selection had a positive impact on performance relative to the benchmark. Holdings in Italian utility Enel, Finnish technology company Nokia, and U.K. pharmaceutical AstraZeneca added to relative returns. Detractors from relative returns included U.S. technology company Apple, U.S. energy company Chevron, and U.S. consumer staples company Philip Morris International.

Sector selection (as a result of stock selection) had a positive impact on performance relative to the benchmark. The Fund’s underweights to Materials and Consumer Staples, which both underperformed, helped.

Currency selection had a positive impact on relative performance, mainly from an underweight exposure to the Australian dollar.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

6

GMO Developed World Stock Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Developed World Stock Fund Class III Shares and the MSCI World Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

7

GMO Developed World Stock Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.4%
Preferred Stocks	1.9
Mutual Funds	1.4
Short-Term Investments	0.8
Investment Funds	0.5
Futures Contracts	0.0 ^
Rights/Warrants	0.0 ^
Forward Currency Contracts	(0.1)
Other	0.1

100.0%

Country Summary*	% of Investments
United States	43.7%
United Kingdom	9.8
France	9.5
Japan	8.3
Germany	6.7
Italy	4.6
Spain	3.8
Brazil	1.5
China	1.4
South Korea	1.4
Russia	1.3
Australia	0.7
Hong Kong	0.6
Netherlands	0.6
Switzerland	0.6
Taiwan	0.6
Canada	0.5
Finland	0.5
Norway	0.4
Austria	0.3
Indonesia	0.3
Poland	0.3
Portugal	0.3
South Africa	0.3
Thailand	0.3
Turkey	0.3
Czech Republic	0.2
Ireland	0.2
Mexico	0.2
Singapore	0.2
Belgium	0.1
India	0.1
Malaysia	0.1
Peru	0.1
Philippines	0.1
Sweden	0.1
Egypt	0.0 ^
Hungary	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	12.5%
Banks	10.0
Software & Services	9.4
Telecommunication Services	7.0
Capital Goods	6.9
Pharmaceuticals, Biotechnology & Life Sciences	6.6
Automobiles & Components	5.3
Technology Hardware & Equipment	5.1
Materials	5.0
Utilities	4.9
Food, Beverage & Tobacco	4.3
Insurance	4.2
Health Care Equipment & Services	4.1
Household & Personal Products	2.2
Retailing	2.2
Diversified Financials	2.1
Food & Staples Retailing	1.8
Transportation	1.5
Consumer Durables & Apparel	1.2
Consumer Services	1.1
Media	0.9
Real Estate	0.8
Semiconductors & Semiconductor Equipment	0.8
Commercial & Professional Services	0.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

8

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	COMMON STOCKS — 95.4%

	Australia — 0.7%
10,314	Commonwealth Bank of Australia	688,878
6,795	CSL Ltd	438,815
104,025	GPT Group (REIT)	345,945
178,778	Telstra Corp Ltd	806,511
24,463	Westpac Banking Corp	734,183

	Total Australia	3,014,332

	Austria — 0.3%
21,407	OMV AG	972,748
9,268	Voestalpine AG	416,809

	Total Austria	1,389,557

	Belgium — 0.1%
4,346	Delhaize Group	312,064

	Brazil — 0.7%
3,700	Aes Tiete SA	23,374
7,400	Ambev SA ADR	53,280
84,500	Banco do Brasil SA	747,326
36,600	Banco Santander Brasil SA	178,913
22,500	Brasil Brokers Participacoes SA	48,190
6,400	Cielo SA	173,610
6,900	Companhia de Saneamento Basico do Estado de Sao Paulo	63,422
12,100	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	112,167
3,300	Companhia de Saneamento de Minas Gerais-Copasa MG	46,887
36,900	Companhia Siderurgica Nacional SA Sponsored ADR	164,205
8,500	Cosan Ltd – Class A	100,215
4,400	Cosan SA Industria e Comercio	65,134
5,500	CPFL Energia SA	39,385
2,300	CPFL Energia SA ADR	33,074
4,300	Cyrela Brazil Realty SA Empreendimentos e Participacoes	23,981
7,500	Duratex SA	34,819
18,100	EDP-Energias Do Brasil SA	68,989
7,500	Equatorial Energia SA	63,467
4,100	Gerdau SA	20,502
3,700	Grendene SA	21,791
5,900	Grupo BTG Pactual	68,680
3,700	Klabin SA *	91,508
11,000	Light SA	77,371
2,800	Localiza Rent a Car SA	37,234
5,300	LPS Brasil Consultoria de Imoveis SA	27,221
8,500	MRV Engenharia e Participacoes SA	29,473
1,200	Multiplan Empreendimentos Imobiliarios SA	23,599

Shares	Description	Value ($)

	Brazil — continued
3,900	Multiplus SA	42,706
33,000	Tim Participacoes SA	161,656
5,400	Tractebel Energia SA	76,493
9,900	Transmissora Alianca de Energia Eletrica SA	76,167
1,900	Ultrapar Participacoes SA	42,258
33,700	Vale SA Sponsored ADR	477,529

	Total Brazil	3,314,626

	Canada — 0.5%
33,800	Blackberry Ltd *	337,298
3,900	Canadian Pacific Railway Ltd	611,962
4,300	Magna International Inc – Class A	382,779
5,300	Valeant Pharmaceuticals International Inc *	756,541

	Total Canada	2,088,580

	China — 1.3%
34,000	Anton Oilfield Services Group	23,654
1,667,000	Bank of China Ltd – Class H	701,989
8,000	Beijing Enterprises Holdings Ltd	76,784
46,000	Beijing Enterprises Water Group Ltd	33,054
78,000	Brilliance China Automotive Holdings Ltd	118,746
47,800	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd – Class H	35,837
189,000	China Communications Construction Co Ltd – Class H	132,469
252,000	China Communications Services Corp Ltd – Class H	118,112
1,221,000	China Construction Bank – Class H	842,825
48,000	China Everbright Ltd	63,308
36,000	China Life Insurance Co Ltd – Class H	104,685
9,000	China Mengniu Dairy Co Ltd	46,217
112,000	China Mobile Ltd	1,062,369
68,000	China Overseas Land & Investment Ltd	183,266
8,000	China Pacific Insurance Group Co Ltd	27,572
88,000	China Petroleum & Chemical Corp – Class H	77,898
42,000	China Railway Construction Corp Ltd – Class H	34,927
129,000	China Railway Group Ltd – Class H	55,874
8,000	China Resources Land Ltd	18,126
22,000	China Shenhua Energy Co Ltd – Class H	60,027
764,000	China Telecom Corp Ltd – Class H	332,617
34,000	CITIC Pacific Ltd	49,333
109,000	CNOOC Ltd	178,445
146,000	Dongfeng Motor Group Co Ltd – Class H	198,125
2,000	Hengan International Group Co Ltd	21,722
46,000	Huaneng Power International Inc – Class H	41,175
1,350,000	Industrial and Commercial Bank of China Ltd – Class H	813,330
11,000	Jiangxi Copper Co Ltd	19,084

See accompanying notes to the financial statements.	9

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	China — continued
12,000	Kunlun Energy Co Ltd	21,421
36,000	Lee & Man Paper Manufacturing Ltd	21,566
28,000	Lenovo Group Ltd	29,890
133,000	Lonking Holdings Ltd *	26,469
60,000	People’s Insurance Co Group of China Ltd	26,053
38,000	PICC Property & Casualty Co Ltd – Class H	52,057
17,500	Ping An Insurance (Group) Co of China Ltd – Class H	142,655
14,000	Shenzhou International Group Holdings Ltd	49,043
37,000	Sun Art Retail Group Ltd	42,056
8,000	Weichai Power Co Ltd – Class H	30,415
42,000	Yanzhou Coal Mining Co Ltd – Class H	29,754

	Total China	5,942,949

	Czech Republic — 0.2%
25,490	CEZ AS	686,843
231	Komercni Banka AS	55,948

	Total Czech Republic	742,791

	Egypt — 0.0%
88,933	Orascom Telecom Holding SAE *	63,295
12,416	Sidi Kerir Petrochemicals Co	35,133
46,468	Telecom Egypt Co	102,814

	Total Egypt	201,242

	Finland — 0.5%
275,773	Nokia Oyj *	2,099,098

	France — 9.3%
10,417	Airbus Group NV	765,413
105,376	ArcelorMittal	1,654,795
74,578	AXA	1,942,557
38,472	BNP Paribas	3,142,482
19,826	Bouygues SA	797,987
13,091	Carrefour SA	481,615
2,893	Casino Guichard-Perrachon SA	327,713
31,391	CNP Assurances	676,016
12,952	Compagnie de Saint-Gobain	776,691
66,343	Credit Agricole SA *	1,050,368
147,199	GDF Suez	3,769,607
11,348	Lafarge SA	850,832
163,512	Orange	2,039,330
31,624	Peugeot SA *	557,033
23,963	Renault SA	2,371,734
36,314	Sanofi	3,777,016
29,474	Societe Generale	1,955,784
149,779	Total SA	9,717,527
23,592	Vinci SA	1,759,388
97,358	Vivendi SA	2,776,227

	Total France	41,190,115

Shares	Description	Value ($)

	Germany — 5.8%
9,697	Allianz SE (Registered)	1,729,320
36,374	BASF SE	4,180,971
12,443	Bayerische Motoren Werke AG	1,443,729
65,264	Commerzbank AG *	1,179,189
64,911	Daimler AG (Registered)	6,038,474
24,194	Deutsche Lufthansa AG (Registered) *	625,717
12,543	Deutsche Bank AG (Registered)	606,635
21,011	Deutsche Post AG (Registered)	787,772
35,574	Deutsche Telekom AG (Registered)	601,816
154,699	E.ON AG	2,945,576
7,174	Hannover Rueck SE	610,147
10,946	HeidelbergCement AG	900,563
6,661	Muenchener Rueckversicherungs AG (Registered)	1,456,370
26,211	RWE AG	1,048,099
12,463	Suedzucker AG	346,291
19,421	ThyssenKrupp AG *	528,232
2,745	Volkswagen AG	699,475

	Total Germany	25,728,376

	Hong Kong — 0.6%
563,000	Agricultural Bank of China Ltd – Class H	239,411
1,300	Baidu Inc Sponsored ADR *	222,209
37	Esprit Holdings Ltd *	69
109,000	Galaxy Entertainment Group Ltd *	1,097,145
3,100	New Oriental Education & Technology Group Inc Sponsored ADR	86,304
108,800	Sands China Ltd	914,319
300	Vipshop Holdings Ltd ADR *	39,396
27,000	Wharf Holdings Ltd (The)	189,294

	Total Hong Kong	2,788,147

	Hungary — 0.0%
43,906	Magyar Telekom Telecommunications Plc	65,450
2,855	OTP Bank Plc	50,661

	Total Hungary	116,111

	India — 0.1%
562	Grasim Industries Ltd Sponsored GDR	23,021
1,000	HDFC Bank Ltd ADR	33,590
1,600	ICICI Bank Ltd Sponsored ADR	57,088
1,300	Infosys Technologies Ltd Sponsored ADR	80,171
2,690	Larsen & Toubro Ltd GDR	47,919
9,100	Sesa Sterlite Ltd ADR	102,102
800	Tata Motors Ltd Sponsored ADR	27,904

	Total India	371,795

	Indonesia — 0.3%
957,200	Astra International Tbk PT	574,654
181,200	Bank Mandiri Persero Tbk PT	142,641

10	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	Indonesia — continued
9,200	Bank Rakyat Indonesia Persero Tbk PT	7,379
318,000	Gajah Tunggal Tbk PT	60,183
267,400	Global Mediacom Tbk PT	50,459
172,800	Harum Energy Tbk PT	35,845
12,900	Indo Tambangraya Megah Tbk PT	28,969
183,700	Media Nusantara Citra Tbk PT	40,281
1,427,700	Telekomunikasi Indonesia Persero Tbk PT	285,875
4,200	Telekomunikasi Indonesia Tbk PT Sponsored ADR	164,766

	Total Indonesia	1,391,052

	Ireland — 0.2%
28,152	CRH Plc	830,278

	Italy — 4.5%
1,043,439	Enel SPA	5,347,122
219,181	ENI SPA	5,261,791
145,942	Fiat SPA *	1,523,801
128,304	Finmeccanica SPA *	1,259,118
307,286	Intesa Sanpaolo SPA	950,416
159,427	Mediaset SPA *	913,945
109,670	Parmalat SPA	374,414
26,500	Prada SPA	199,376
17,844	Prysmian SPA	460,944
1,320,835	Telecom Italia SPA	1,500,294
703,176	Telecom Italia SPA-Di RISP	615,651
199,587	UniCredit SPA	1,583,887

	Total Italy	19,990,759

	Japan — 8.1%
40,100	Aeon Co Ltd	491,387
16,500	Asahi Breweries Ltd	463,923
6,500	Central Japan Railway Co	758,629
17,748	Century Tokyo Leasing Corp	509,704
100,000	Cosmo Oil Co Ltd *	185,167
16,000	Daiwa House Industry Co Ltd	291,212
70,000	Daiwa Securities Group Inc	633,478
17,200	FujiFilm Holdings Corp	496,039
24,000	Fuji Heavy Industries Ltd	651,470
61,000	Hitachi Ltd	483,059
38,400	INPEX Corp	487,937
124,500	Itochu Corp	1,551,508
4,600	Japan Airlines Co Ltd	229,053
10,800	Japan Tobacco Inc	343,977
50,800	JFE Holdings Inc	1,036,863
113,520	JX Holdings Inc	589,566
23,300	KDDI Corp.	1,424,927
191,000	Marubeni Corp	1,342,769
261,000	Mazda Motor Corp *	1,260,634
72,000	Mitsubishi Chemical Holdings Corp	325,815

Shares	Description	Value ($)

	Japan — continued
55,700	Mitsubishi Corp	1,069,074
96,200	Mitsubishi UFJ Financial Group Inc	557,446
21,000	Mitsui Fudosan Co Ltd	627,749
64,200	Mitsui & Co Ltd	989,693
99,000	Mitsui OSK Lines Ltd	412,165
393,900	Mizuho Financial Group Inc	810,174
289,545	Nippon Steel Corp	848,345
40,600	Nippon Telegraph & Telephone Corp	2,285,743
192,000	Nippon Yusen Kabushiki Kaisha	615,047
83,300	Nomura Holdings Inc	565,064
108,200	NTT Docomo, Inc.	1,803,429
28,400	ORIX Corp	421,189
15,300	Otsuka Holdings Co Ltd	470,767
43,000	Ricoh Co Ltd	541,646
49,000	Showa Shell Sekiyu KK	482,486
264,500	Sojitz Corp	469,580
64,700	Sony Corp	1,131,420
119,600	Sumitomo Corp	1,582,162
42,000	Sumitomo Metal Mining Co Ltd	549,796
22,800	Sumitomo Mitsui Financial Group Inc	1,023,675
149,000	Sumitomo Mitsui Trust Holdings Inc	698,985
13,000	Sumitomo Realty & Development Co Ltd	525,259
137,000	Taisei Corp	612,060
16,600	Takeda Pharmaceutical Co Ltd	797,744
40,000	TonenGeneral Sekiyu KK	353,583
22,300	Toyota Motor Corp	1,283,435
32,000	Toyota Tsusho Corp	791,023
115,200	Yamada Denki Co Ltd	382,532

	Total Japan	36,258,388

	Malaysia — 0.1%
12,500	AMMB Holdings Berhad	27,631
50,500	CIMB Group Holdings Berhad	110,440
8,700	Hong Leong Bank Berhad	37,672
17,800	Tenaga Nasional Berhad	65,229

	Total Malaysia	240,972

	Mexico — 0.2%
26,900	America Movil SAB de CV – Class L ADR	521,053
8,400	Cemex SAB de CV Sponsored ADR *	109,872
10,800	Fibra Uno Administracion SA de CV (REIT)	34,043
500	Fomento Economico Mexicano Sponsored ADR	42,810
22,000	Grupo Financiero Banorte SAB de CV – Class O	142,428

	Total Mexico	850,206

	Netherlands — 0.6%
67,801	Aegon NV	611,197
134,159	ING Groep NV *	1,948,265

See accompanying notes to the financial statements.	11

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	Netherlands — continued
6,200	VimpelCom Ltd Sponsored ADR	62,992

	Total Netherlands	2,622,454

	Norway — 0.4%
67,167	Statoil ASA	1,771,599

	Peru — 0.1%
20,200	Compania de Minas Buenaventura SA ADR	254,520

	Philippines — 0.0%
12,560	BDO Unibank Inc	23,678
68,200	First Gen Corp	27,352
2,450	GT Capital Holdings Inc	43,929
351,000	Lopez Holding Corp	35,848
12,710	Metropolitan Bank & Trust	23,397
285	Philippine Long Distance Telephone Co	17,267
200	Philippine Long Distance Telephone Co Sponsored ADR	12,040
34,200	Puregold Price Club Inc	35,823

	Total Philippines	219,334

	Poland — 0.3%
3,170	Asseco Poland SA	51,953
25,696	KGHM Polska Miedz SA	995,315
15,625	PGE SA	95,381
15,298	Synthos SA	27,129

	Total Poland	1,169,778

	Portugal — 0.3%
260,685	EDP-Energias de Portugal SA	1,128,168

	Russia — 1.0%
3,659	Bashneft OAO – Class S *	205,372
5,245	Gazprom Neft JSC Sponsored ADR	104,283
157,348	Gazprom OAO Sponsored ADR	1,209,558
20,134	Lukoil OAO Sponsored ADR	1,105,123
1,562	Magnit OJSC GDR	87,265
1,425	Mail.ru Group Ltd GDR (Registered Shares)	60,485
4,292	MMC Norilsk Nickel OJSC ADR	72,746
8,400	Mobile Telesystems Sponsored ADR	144,648
34,915	Rosneft OJSC GDR (Registered)	235,339
28,164	Sberbank Sponsored ADR	289,869
2,069	Sistema JSFC Sponsored GDR (Registered)	51,142
50,968	Surgutneftegas Sponsored ADR	386,905
6,208	Tatneft Sponsored ADR	223,703
64,955	VTB Bank OJSC GDR (Registered)	149,038

	Total Russia	4,325,476

Shares	Description	Value ($)

	Singapore — 0.2%
248,000	CapitaCommercial Trust (REIT)	286,914
86,000	Capitaland Ltd	193,625
47,000	StarHub Ltd	155,081
22,386	Venture Corp Ltd	133,368
212,000	Yangzijiang Shipbuilding Holdings Ltd	190,066
118,971	Yanlord Land Group Ltd	105,252

	Total Singapore	1,064,306

	South Africa — 0.3%
96,449	African Bank Investments Ltd	91,361
3,042	Coronation Fund Managers Ltd	24,845
6,118	Discovery Ltd	45,122
5,400	Gold Fields Ltd Sponsored ADR	19,926
12,292	Investec Ltd	90,466
2,670	Kumba Iron Ore Ltd	110,227
10,471	Life Healthcare Group Holdings Ltd	36,680
13,848	MTN Group Ltd	252,959
3,982	Naspers Ltd – N Shares	478,336
1,735	Sasol Ltd	88,091
40,236	Telkom South Africa Ltd *	116,525
3,330	Vodacom Group Ltd	36,971
2,870	Wilson Bayly Holmes-Ovcon Ltd	35,247

	Total South Africa	1,426,756

	South Korea — 1.3%
1,960	BS Financial Group Inc	29,228
2,930	DGB Financial Group Inc	45,068
1,065	Dongbu Insurance Co Ltd	51,235
1,050	GS Engineering & Construction Corp *	35,551
1,120	GS Holdings	52,069
8,820	Hana Financial Group Inc	345,025
3,280	Hankook Tire WorldwideCo Ltd	66,209
4,640	Hanwha Corp	156,702
205	Hyundai Heavy Industries Co Ltd	42,255
1,320	Hyundai Marine & Fire Insurance Co Ltd	35,987
1,246	Hyundai Mobis	365,903
1,406	Hyundai Motor Co	323,030
16,880	Industrial Bank of Korea	215,343
1,460	KB Financial Group Inc	54,590
200	KB Financial Group Inc ADR *	7,380
9,414	Kia Motors Corp	489,116
820	Kolon Industries Inc	41,063
124	Korea Zinc Co Ltd	39,504
12,130	KT Corp	344,792
980	LIG Insurance Co Ltd	28,445
197	POSCO	52,399
1,622	Samsung Engineering Co Ltd *	114,452
434	Samsung Fire & Marine Insurance Co Ltd	95,871
650	Samsung Card Co	20,485
844	Samsung Electronics Co Ltd	1,069,182

12	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	South Korea — continued
3,060	Shinhan Financial Group Co Ltd	127,688
3,043	SK Innovation Co Ltd	381,212
2,892	SK Telecom Co Ltd	588,480
334	SK Holdings Co Ltd	60,328
13,840	Tong Yang Securities Inc	30,716
23,240	Woori Finance Holdings Co Ltd *	262,936

	Total South Korea	5,572,244

	Spain — 3.7%
23,891	ACS Actividades de Construccion y Servicios SA	856,996
104,239	Banco Bilbao Vizcaya Argentaria SA	1,287,822
187,726	Banco Santander SA	1,694,536
37,873	Distribuidora Internacional de Alimentacion SA	324,392
43,830	Ferrovial SA	923,593
62,932	Gas Natural SDG SA	1,611,711
6,020	Grifols SA	343,043
274,168	Iberdrola SA	1,815,936
258,140	Mapfre SA	1,066,135
97,864	Repsol YPF SA	2,451,087
270,641	Telefonica SA	4,138,187

	Total Spain	16,513,438

	Sweden — 0.1%
11,478	Svenska Cellulosa AB – Class B	348,128
23,644	TeliaSonera AB	182,000

	Total Sweden	530,128

	Switzerland — 0.6%
2,434	Roche Holding AG (Non Voting)	749,429
661	Swisscom AG (Registered)	391,221
4,628	Zurich Insurance Group AG	1,416,223

	Total Switzerland	2,556,873

	Taiwan — 0.6%
10,700	Asustek Computer GDR (a)	514,194
3,760	Catcher Technology GDR (Registered)	136,151
7,600	Chunghwa Telecom Co Ltd ADR	229,900
95,970	Compal Electronics GDR (Registered) (a)	319,874
2,197	Far Eastone Telecom GDR (Registered) (a)	66,675
101,723	Hon Hai Precision Industry Co Ltd GDR	569,297
9,817	Lite-On Technology Corp GDR (a)	143,858
48,568	Powertech Technology Inc GDR	135,117
26,400	Quanta Computer Inc GDR (Registered) (a)	323,256
8,200	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	148,174
21,623	Wistron Corp GDR (Registered) (a)	178,765

	Total Taiwan	2,765,261

Shares	Description	Value ($)

	Thailand — 0.3%
18,000	Advanced Info Service Pcl NVDR	116,708
91,600	Bangchak Petroleum Pcl NVDR	80,931
19,300	Bangkok Dusit Medical Services Pcl NVDR	75,995
275,500	Banpu Pcl NVDR	219,556
39,100	Electricity Generating Pcl NVDR	154,224
32,300	Glow Energy Pcl NVDR	73,408
11,100	PTT Exploration & Production Pcl NVDR	52,455
44,400	PTT Pcl NVDR	399,126
30,400	Ratchaburi Electricity Generating Holding Pcl NVDR	45,239
749,800	Sansiri Pcl NVDR	46,685
33,000	Shin Corp Pcl NVDR	74,286
59,800	Thai Oil Pcl NVDR	95,570
242,500	Thai Tap Water Supply PCL NVDR	68,843

	Total Thailand	1,503,026

	Turkey — 0.3%
27,175	Akbank TAS	70,006
72,934	Asya Katilim Bankasi AS *	39,142
16,804	Aygaz AS	60,046
12,175	Dogus Otomotiv Servis ve Ticaret AS	36,334
59,480	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	57,182
24,461	Emlak Konut Gayrimenkul Yatirim REIT	24,934
6,143	Haci Omer Sabanci Holding AS	21,665
54,301	Koza Anadolu Metal Madencilik Isletmeleri AS *	55,144
5,049	Pegasus Hava Tasimaciligi AS *	64,447
35,351	Tekfen Holding AS	73,922
4,091	Tupras-Turkiye Petrol Rafineriler AS	71,835
47,100	Turk Telekomunikasyon AS	126,241
990	Turk Traktor ve Ziraat Makineleri AS	25,001
23,454	Turkcell Iletisim Hizmetleri AS *	121,825
43,584	Turkiye Garanti Bankasi AS	119,078
78,277	Turkiye IS Bankasi – Class C	144,336
21,813	Turkiye Vakiflar Bankasi TAO – Class D	32,415
17,381	Turkiye Halk Bankasi AS	84,894
22,204	Yapi ve Kredi Bankasi AS	33,109

	Total Turkey	1,261,556

	United Kingdom — 9.5%
48,994	Anglo American Plc	1,251,290
53,569	ARM Holdings Plc	897,976
11,688	Associated British Foods Plc	586,313
67,016	AstraZeneca Plc	4,555,561
226,521	Aviva Plc	1,800,964
122,956	BAE Systems Plc	843,997
405,106	Barclays Plc	1,706,535
21,842	BHP Billiton Plc	703,898
841,701	BP Plc	7,113,260

See accompanying notes to the financial statements.	13

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	United Kingdom — continued
193,133	BT Group Plc	1,328,336
867	Eurasia Drilling Co Ltd GDR	25,778
1,975	Globaltrans Investment Plc Sponsored GDR	25,629
8,592	Imperial Tobacco Group Plc	350,464
49,959	Kingfisher Plc	329,298
1,591,477	Lloyds Banking Group Plc *	2,197,835
94,551	Marks & Spencer Group Plc	795,924
9,750	Next Plc	1,099,115
46,437	Prudential Plc	1,051,461
9,544	Reckitt Benckiser Group Plc	785,128
12,201	Rio Tinto Plc	699,614
123,954	Royal Dutch Shell Plc A Shares (London)	4,512,556
125,441	Royal Dutch Shell Plc B Shares (London)	4,879,968
326,996	RSA Insurance Group Plc	532,652
125,811	TUI Travel Plc	941,432
650,213	Vodafone Group Plc	2,709,414
30,087	WPP Plc	658,974

	Total United Kingdom	42,383,372

	United States — 42.3%
25,200	3M Co.	3,395,196
45,800	Abbott Laboratories	1,821,924
14,800	Accenture Plc – Class A	1,233,580
4,286	Aetna, Inc.	311,635
2,200	Affiliated Managers Group, Inc. *	413,710
6,700	AFLAC, Inc.	429,336
6,100	Allergan, Inc.	774,700
5,700	Allstate Corp. (The)	309,282
11,400	American Capital Agency Corp. (REIT)	254,106
3,500	American Express Co.	319,480
6,000	American International Group, Inc.	298,620
2,800	Ameriprise Financial, Inc.	305,172
19,200	Amgen, Inc.	2,381,184
4,900	Apple, Inc.	2,578,576
11,000	Assurant, Inc.	721,930
8,600	AT&T, Inc.	274,598
3,900	Automatic Data Processing, Inc.	303,342
500	AutoZone, Inc. *	269,220
17,100	Bank of America Corp.	282,663
15,600	Baxter International, Inc.	1,084,200
3,300	BE Aerospace, Inc. *	278,025
11,800	Becton, Dickinson and Co.	1,359,596
5,000	Bed Bath & Beyond, Inc. *	339,100
16,400	Best Buy Co., Inc.	436,732
4,600	Biogen Idec, Inc. *	1,567,128
1,000	BlackRock, Inc.	304,840
2,300	Boeing Co.	296,516
12,900	Bristol–Myers Squibb Co.	693,633
7,200	Cabot Oil & Gas Corp.	252,000
9,600	CBRE Group, Inc. *	268,320

Shares	Description	Value ($)

	United States — continued
4,900	CBS Corp. – Class B (Non Voting)	328,692
1,900	Celgene Corp. *	305,425
11,700	Charles Schwab Corp. (The)	310,167
31,800	Chevron Corp.	3,667,494
11,100	CH Robinson Worldwide, Inc.	575,646
4,200	Cigna Corp.	334,278
253,300	Cisco Systems, Inc.	5,521,940
6,100	Citigroup, Inc.	296,643
15,700	Coach, Inc.	766,317
83,600	Coca-Cola Co. (The)	3,193,520
11,600	Cognizant Technology Solutions Corp. – Class A *	1,207,096
13,700	Colgate-Palmolive Co.	860,771
4,500	ConocoPhillips	299,250
3,200	Continental Resources Inc. *	382,464
11,600	Covidien Plc	834,620
4,500	CR Bard, Inc.	648,720
9,200	CTC Media Inc	97,152
10,600	Danaher Corp.	810,794
5,900	Delphi Automotive Plc	392,763
9,400	Delta Air Lines, Inc.	312,174
9,600	Dollar Tree, Inc. *	525,792
6,100	Eastman Chemical Co.	533,323
32,900	eBay, Inc. *	1,933,533
3,000	Ecolab, Inc.	323,250
27,400	Eli Lilly & Co.	1,633,314
42,200	EMC Corp.	1,112,814
7,400	Emerson Electric Co.	482,924
6,100	Entergy Corp.	389,302
1,800	EOG Resources, Inc.	340,956
4,800	EQT Corp.	490,992
10,000	Exelon Corp.	304,100
7,400	Expeditors International of Washington, Inc.	292,374
43,600	Express Scripts Holding Co. *	3,283,516
3,400	Exxon Mobil Corp.	327,318
4,500	Facebook, Inc. *	308,070
10,900	Fastenal Co.	514,371
10,300	Fortune Brands Home & Security, Inc.	481,422
8,900	Franklin Resources, Inc.	473,925
13,800	GameStop Corp. – Class A	514,878
15,200	Gannett Co., Inc.	452,200
7,600	Gap Inc. (The)	332,500
17,200	General Motors Co. *	622,640
2,900	General Dynamics Corp.	317,666
21,400	General Mills, Inc.	1,070,642
9,900	Genuine Parts Co.	872,091
34,600	Genworth Financial, Inc. – Class A *	537,684
3,800	Gilead Sciences, Inc. *	314,602
1,800	Goldman Sachs Group, Inc. (The)	299,610
7,100	Google, Inc. – Class A *	8,631,113

14	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	United States — continued
5,900	Halliburton Co.	336,300
8,900	Hartford Financial Services Group, Inc. (The)	313,191
2,500	Helmerich & Payne, Inc.	246,875
11,100	Hertz Global Holdings, Inc. *	310,911
61,200	Hewlett-Packard Co.	1,828,656
4,100	Home Depot, Inc.	336,323
18,200	Hormel Foods Corp.	863,590
9,600	Humana, Inc.	1,079,616
11,800	Intel Corp.	292,168
6,800	International Paper Co.	332,452
38,800	International Business Machines Corp.	7,184,596
9,400	Intuit, Inc.	734,610
800	Intuitive Surgical, Inc. *	355,864
12,000	Invesco Ltd.	411,600
88,100	Johnson & Johnson	8,115,772
110,800	JPMorgan Chase & Co.	6,295,656
22,800	KeyCorp.	300,276
4,100	Kimberly-Clark Corp.	452,435
5,800	Kohl’s Corp.	325,902
7,600	Kraft Foods Group, Inc.	420,052
9,300	Kroger Co. (The)	390,042
7,400	L-3 Communications Holdings, Inc.	853,960
3,800	Las Vegas Sands Corp.	323,950
6,900	Lincoln National Corp.	345,897
1,400	LinkedIn Corp. *	285,656
1,900	Lockheed Martin Corp.	308,370
6,900	Lorillard, Inc.	338,514
6,200	Lowe’s Cos., Inc.	310,186
3,700	LyondellBasell Industries NV – Class A	325,896
4,400	Manpowergroup, Inc.	343,904
3,400	Marathon Petroleum Corp.	285,600
8,800	Marathon Oil Corp.	294,800
13,500	Masco Corp.	315,225
3,900	Mastercard, Inc. – Class A	303,108
8,700	McDonald’s Corp.	827,805
17,100	Medtronic, Inc.	1,013,346
6,100	Merck & Co., Inc.	347,639
5,900	MetLife, Inc.	298,953
12,500	Micron Technology, Inc. *	302,375
233,100	Microsoft Corp.	8,930,061
3,100	Mohawk Industries, Inc. *	438,743
6,100	Monster Beverage Corp. *	451,400
6,700	Moody’s Corp.	529,300
9,800	Morgan Stanley	301,840
700	Netflix, Inc. *	311,941
21,700	Nike, Inc. – Class B	1,699,110
7,200	Noble Energy, Inc.	495,072
2,900	Northrop Grumman Corp.	350,987
3,100	O’Reilly Automotive, Inc. *	467,635
7,100	Occidental Petroleum Corp.	685,292

Shares	Description	Value ($)

	United States — continued
189,300	Oracle Corp.	7,403,523
20,000	Paychex, Inc.	835,200
41,400	PepsiCo, Inc.	3,314,898
2,673	Pfizer, Inc.	85,830
71,600	Philip Morris International, Inc.	5,793,156
4,000	Phillips 66	299,440
3,700	PNC Financial Services Group, Inc.	302,586
300	Priceline.com, Inc. *	404,652
92,300	Procter & Gamble Co. (The)	7,260,318
3,500	Prudential Financial, Inc.	296,030
49,300	Qualcomm, Inc.	3,711,797
3,100	Raytheon Co.	303,521
28,500	Regions Financial Corp.	303,240
13,700	Reynolds American, Inc.	696,371
3,300	Rock- Tenn Co. – Class A	368,346
10,800	Rockwell Collins, Inc.	891,432
4,300	Ross Stores, Inc.	313,040
4,200	SanDisk Corp.	312,060
9,100	Sigma–Aldrich Corp.	859,131
5,400	Southern Copper Corp	164,754
22,000	Staples, Inc.	298,980
4,100	Starbucks Corp.	290,936
4,400	State Street Corp.	288,948
15,700	Stryker Corp.	1,259,768
29,500	Sysco Corp.	1,062,590
6,000	TE Connectivity LTD	351,480
4,900	Teradata Corp. *	225,008
6,800	Texas Instruments, Inc.	305,728
2,500	Thermo Fisher Scientific, Inc.	311,350
4,600	Time Warner, Inc.	308,798
13,800	TJX Cos., Inc. (The)	848,148
3,600	Travelers Cos., Inc. (The)	301,824
1,700	Union Pacific Corp.	306,646
6,300	United Continental Holdings, Inc. *	283,248
29,415	UnitedHealth Group, Inc.	2,272,897
11,000	United Technologies Corp.	1,287,220
20,200	Unum Group	702,556
5,600	Valero Energy Corp.	268,688
8,300	Varian Medical Systems, Inc. *	695,789
31,351	Verizon Communications, Inc.	1,482,807
14,200	VF Corp.	831,978
5,500	Viacom, Inc. – Class B	482,515
1,400	Visa, Inc. – Class A	316,316
5,800	Walgreen Co.	394,110
49,200	Wal–Mart Stores, Inc.	3,675,240
14,300	WellPoint, Inc.	1,295,437
146,600	Wells Fargo & Co.	6,805,172
3,400	Western Digital Corp.	295,766
1,400	Whirlpool Corp.	202,482
3,600	WW Grainger, Inc.	918,072

See accompanying notes to the financial statements.	15

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	United States — continued
8,000	Yahoo!, Inc. *	309,360
4,300	Yum! Brands, Inc.	318,544

	Total United States	188,352,370

	TOTAL COMMON STOCKS (COST $352,060,168)	424,282,097

	PREFERRED STOCKS — 1.9%

	Brazil — 0.7%
12,100	AES Tiete SA	89,731
10,500	Banco Bradesco SA	122,455
14,300	Banco do Estado do Rio Grande do Sul SA – Class B	69,598
14,800	Bradespar SA	134,774
3,200	Companhia de Transmissao de Energia Eletrica Paulista	34,623
36,300	Companhia Energetica de Minas Gerais Sponsored ADR	210,177
5,600	Companhia Energetica de Sao Paulo – Class B	53,739
4,200	Companhia Paranaense de Energia – Class B	45,277
4,000	Companhia Paranaense de Energia Sponsored ADR	43,080
29,900	Companhia Energetica de Minas Gerais	171,521
24,200	Eletropaulo Metropolitana SA	82,916
26,700	Gerdau SA	164,739
6,700	Gol Linhas Aereas Inteligentes SA *	31,796
7,100	Gol Linhas Aereas Inteligentes SA ADR *	34,577
19,900	Itau Unibanco Holding SA	265,804
66,600	Itausa-Investimentos Itau SA	241,602
23,000	Metalurgica Gerdau SA	175,888
71,900	Oi SA	110,364
7,900	Telefonica Brasil SA	145,203
12,800	Telefonica Brasil SA ADR	238,720
47,400	Vale SA	589,580

	Total Brazil	3,056,164

	Germany — 0.8%
14,979	Porsche Automobil Holding SE	1,573,302
7,247	Volkswagen AG	1,883,792

	Total Germany	3,457,094

	Russia — 0.3%
139,838	Sberbank *	293,800
645,431	Surgutneftegaz OJSC *	481,017
235	Transneft *	530,349

	Total Russia	1,305,166

	South Korea — 0.1%
1,418	Hyundai Motor Co	192,608
719	Hyundai Motor Co	93,003

Par Value / Shares		Description	Value ($)

		South Korea — continued
	203	Samsung Electronics Co Ltd (Non-Voting)	202,318

		Total South Korea	487,929

		TOTAL PREFERRED STOCKS (COST $7,511,468)	8,306,353

		INVESTMENT FUNDS — 0.5%

		United States — 0.5%
	43,000	iShares MSCI India ETF	1,043,180
	90,300	iShares MSCI Taiwan ETF	1,269,618

		Total United States	2,312,798

		TOTAL INVESTMENT FUNDS (COST $2,288,202)	2,312,798

		RIGHTS/WARRANTS — 0.0%

		Brazil — 0.0%
	1,022	Itausa-Investimentos Itau SA Rights, Expires 03/26/14 *	959

		TOTAL RIGHTS/WARRANTS (COST $908)	959

		MUTUAL FUNDS — 1.4%

		United States — 1.4%
		Affiliated Issuers
	255,065	GMO U.S. Treasury Fund	6,376,617

		TOTAL MUTUAL FUNDS (COST $6,376,617)	6,376,617

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.6%
JPY	3,061,527	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.01%, due 03/03/14	30,086
AUD	11,172	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.74%, due 03/03/14	9,969
CAD	2,327	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.28%, due 03/03/14	2,101
CHF	34,898	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 03/03/14	39,680
DKK	8,347	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 03/03/14	1,544
HKD	178,432	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	22,992
SGD	33,758	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	26,630
USD	469,252	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 03/03/14	469,252

16	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)

		Time Deposits — continued
USD	2,216,634	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	2,216,634

		Total Time Deposits	2,818,888

		U.S. Government — 0.2%
	650,000	U.S. Treasury Bill, 0.04%, due 04/10/14 (b)	649,971

		TOTAL SHORT-TERM INVESTMENTS (COST $3,468,859)	3,468,859

		TOTAL INVESTMENTS — 100.0% (Cost $371,706,222)	444,747,683
		Other Assets and Liabilities (net) — 0.0%	22,412

		TOTAL NET ASSETS — 100.0%	$444,770,095

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BNYM	AUD	953,638	USD	846,058	$(3,093)
04/04/2014	BOA	AUD	1,237,051	USD	1,097,400	(4,111)
04/04/2014	SSB	AUD	1,237,051	USD	1,097,264	(4,247)
04/04/2014	BNYM	CAD	507,550	USD	457,685	(337)
04/04/2014	MSCI	CAD	960,032	USD	865,382	(969)
04/04/2014	BBH	CHF	513,107	USD	567,791	(15,761)
04/04/2014	BCLY	CHF	290,223	USD	320,976	(9,092)
04/04/2014	BOA	CHF	300,564	USD	332,335	(9,493)
04/04/2014	MSCI	CHF	510,554	USD	564,708	(15,940)
04/04/2014	SSB	CHF	510,554	USD	564,597	(16,051)
04/04/2014	BBH	EUR	499,486	USD	675,130	(14,298)
04/04/2014	BOA	EUR	252,302	USD	340,879	(7,367)
04/04/2014	DB	EUR	48,510	USD	65,565	(1,392)
04/04/2014	JPM	EUR	901,599	USD	1,219,266	(25,189)
04/04/2014	BCLY	GBP	742,485	USD	1,242,092	(941)
04/04/2014	DB	GBP	7,882,261	USD	12,877,948	(318,162)
04/04/2014	BBH	JPY	323,500,555	USD	3,178,227	(1,033)
04/04/2014	MSCI	JPY	107,833,519	USD	1,059,503	(251)
04/04/2014	DB	NOK	4,122,132	USD	652,597	(33,379)
04/04/2014	BBH	USD	3,977,279	JPY	403,172,774	(15,026)
04/04/2014	BBH	USD	332,370	SGD	421,523	156

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BCLY	USD	2,395,880	JPY	248,258,658	$43,927
04/04/2014	BCLY	USD	1,404,295	SGD	1,769,657	(8,269)
04/04/2014	BNYM	USD	2,967,270	JPY	300,875,204	(10,365)
04/04/2014	BOA	USD	2,377,815	JPY	248,258,659	61,991
04/04/2014	BOA	USD	247,231	SGD	313,600	158
04/04/2014	DB	USD	931,395	SGD	1,179,770	(712)
04/04/2014	MSCI	USD	3,915,603	JPY	397,155,269	(12,488)
04/04/2014	MSCI	USD	1,403,564	SGD	1,769,656	(7,539)
04/04/2014	RBS	USD	212,270	SGD	269,233	120
04/04/2014	SSB	USD	3,975,722	JPY	403,172,773	(13,469)

						$(442,622)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
30	Mini MSCI Emerging Markets	March 2014	$1,435,800	$(11,265)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

See accompanying notes to the financial statements.	17

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

18	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Equity Fund (formerly GMO International Intrinsic Value Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). GMO’s Asset Allocation Team provides asset class forecasts and high-level investment oversight to the Fund.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Equity Fund returned +27.5% for the fiscal year ended February 28, 2014, as compared with +21.1% for the MSCI EAFE Value Index and +19.3% for the MSCI EAFE Index.

Country selection had a positive impact on relative performance. Overweights to Japan, Italy, and Spain, which outperformed, were among the contributors.

Stock selection had a positive impact on performance relative to the benchmark. Overweight positions in U.K. pharmaceutical AstraZeneca, French energy company Total, and French financial Société Générale contributed. Detractors included overweight positions in Canadian technology company Blackberry Ltd. and U.K. materials company Rio Tinto.

Sector selection (as a result of stock selection) had a positive impact on performance relative to the benchmark. An overweight position to Telecommunication Services, which outperformed, and underweights to Consumer Staples and Financials, which underperformed, helped.

Currency selection helped, mainly from an underweight exposure to the Australian dollar and overweight to the euro.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

20

GMO International Equity Fund (formerly GMO International Intrinsic Value Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $35,000,000 Investment in

GMO International Equity Fund

(formerly GMO International Intrinsic Value Fund) Class III Shares and the

MSCI EAFE Value Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

21

GMO International Equity Fund (formerly GMO International Intrinsic Value Fund)

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.5%
Forward Currency Contracts	(0.1)
Preferred Stocks	1.4
Short-Term Investments	0.9
Other	0.3

100.0%

Country Summary*	% of Investments
United Kingdom	23.5%
France	17.9
Japan	15.2
Germany	12.6
Italy	8.0
Spain	6.6
Australia	2.5
Netherlands	1.7
Hong Kong	1.4
Canada	1.2
Finland	1.2
Norway	1.2
Sweden	1.1
Switzerland	1.0
United States	1.0
Belgium	0.8
Singapore	0.8
Austria	0.5
Israel	0.5
Denmark	0.4
Portugal	0.4
New Zealand	0.3
Ireland	0.2
Malta	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	20.1%
Telecommunication Services	12.4
Utilities	9.3
Capital Goods	7.8
Banks	7.4
Automobiles & Components	7.1
Materials	6.3
Pharmaceuticals, Biotechnology & Life Sciences	5.8
Insurance	5.4
Diversified Financials	2.6
Real Estate	2.3
Transportation	2.1
Retailing	1.9
Technology Hardware & Equipment	1.6
Food & Staples Retailing	1.5
Food, Beverage & Tobacco	1.5
Consumer Services	1.4
Media	1.1
Consumer Durables & Apparel	0.8
Software & Services	0.7
Household & Personal Products	0.5
Health Care Equipment & Services	0.4
Commercial & Professional Services	0.0 ^

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

22

GMO International Equity Fund (formerly GMO International Intrinsic Value Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 97.5%

	Australia — 2.4%
22,695,668	Arrium Ltd	31,386,724
1,942,333	Bank of Queensland Ltd	20,836,361
894,779	Bendigo and Adelaide Bank Ltd	8,905,125
4,600,832	BlueScope Steel Ltd *	25,346,945
509,303	CSL Ltd	32,890,293
11,696,859	Goodman Fielder Ltd	6,529,402
1,791,309	Insurance Australia Group Ltd	8,697,946
2,767,660	Investa Office Fund (REIT)	7,921,246
381,099	Macquarie Group Ltd	19,218,674
12,483,489	Mirvac Group (REIT)	19,708,866
857,536	National Australia Bank Ltd	26,668,481
4,806,635	Pacific Brands Ltd	2,410,260
2,578,740	QBE Insurance Group Ltd	29,644,521
8,706,454	Stockland (REIT)	30,067,783
6,102,259	TABCORP Holdings Ltd	19,352,085
4,119,579	Tatts Group Ltd	10,760,033
1,037,958	Westpac Banking Corp	31,151,192

	Total Australia	331,495,937

	Austria — 0.5%
193,466	Erste Group Bank AG	6,848,451
1,167,625	Immofinanz AG (Entitlement Shares) *	—
821,749	OMV AG	37,340,802
595,917	Voestalpine AG	26,800,101

	Total Austria	70,989,354

	Belgium — 0.8%
852,084	Ageas	38,978,813
1,003,232	Belgacom SA	30,180,012
365,875	Delhaize Group	26,271,643
186,421	KBC Groep NV	11,789,626

	Total Belgium	107,220,094

	Canada — 1.2%
4,254,500	Blackberry Ltd *	42,456,629
1,069,000	Canadian Natural Resources Ltd	39,118,468
182,100	Canadian Tire Corp Ltd	16,420,740
1,251,600	First Quantum Minerals Ltd	24,279,209
171,000	Home Capital Group Inc	13,355,080
256,100	Magna International Inc – Class A	22,797,595
308,000	RONA Inc	3,226,587

	Total Canada	161,654,308

	Denmark — 0.4%
971	AP Moller–Maersk A/S – Class A	11,858,724
51,821	Carlsberg A/S – Class B	5,459,472
143,346	Danske Bank A/S *	3,790,788
196,405	Jyske Bank A/S *	11,800,752

Shares	Description	Value ($)
	Denmark — continued
511,236	Vestas Wind Systems A/S *	18,415,073

	Total Denmark	51,324,809

	Finland — 1.2%
282,024	Fortum Oyj	6,677,226
123,007	Metso Oyj	3,976,699
248,750	Neste Oil Oyj	5,325,340
15,484,269	Nokia Oyj *	117,861,442
520,219	Sampo Oyj – Class A	26,323,548
331,577	UPM–Kymmene Oyj	6,013,444

	Total Finland	166,177,699

	France — 17.7%
266,176	Airbus Group NV	19,557,889
3,102,672	Air France – KLM *	42,619,190
4,237,896	Alcatel-Lucent *	18,338,524
445,885	Alstom SA	11,997,905
1,618,839	ArcelorMittal	25,421,794
2,359,718	AXA	61,464,345
1,516,451	BNP Paribas	123,867,243
186,855	Bouygues SA	7,520,825
69,308	Cap Gemini SA	5,415,364
601,151	Carrefour SA	22,116,212
385,193	CGG SA *	5,881,777
328,901	Cie Generale des Etablissements Michelin – Class B	39,981,325
476,291	CNP Assurances	10,257,087
891,031	Compagnie de Saint-Gobain	53,432,327
1,104,356	Credit Agricole SA *	17,484,586
219,887	Electricite de France	8,724,150
6,076,895	GDF Suez	155,622,699
75,471	L’Oreal SA	12,785,978
123,747	Lafarge SA	9,278,101
13,138,157	Orange	163,859,730
5,254,135	Peugeot SA *	92,547,559
237,513	Publicis Groupe SA	22,541,224
1,186,927	Renault SA	117,475,909
147,731	Safran SA	10,384,577
2,164,095	Sanofi	225,087,325
278,943	Schneider Electric SA	24,822,382
1,959,954	Societe Generale	130,055,223
1,273,659	Technicolor *	8,551,608
11,158,395	Total SA	723,946,677
198,862	Vallourec SA	10,646,163
326,502	Veolia Environnement SA	6,168,331
890,461	Vinci SA	66,406,670
5,668,673	Vivendi SA	161,645,899

	Total France	2,415,906,598

See accompanying notes to the financial statements.	23

GMO International Equity Fund (formerly GMO International Intrinsic Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Germany — 11.1%
649,256	Allianz SE (Registered)	115,785,406
569,541	Aurubis AG	31,641,786
1,108,219	BASF SE	127,383,057
804,309	Bayerische Motoren Werke AG	93,321,902
1,026,200	Commerzbank AG *	18,541,373
77,530	Continental AG	18,844,014
2,190,802	Daimler AG (Registered)	203,803,687
1,779,004	Deutsche Lufthansa AG (Registered) *	46,009,501
1,314,916	Deutsche Bank AG (Registered)	63,595,196
492,908	Deutsche Post AG (Registered)	18,480,751
6,177,702	Deutsche Telekom AG (Registered)	104,509,981
205,056	Duerr AG	17,111,033
13,004,898	E.ON AG	247,622,255
909,451	Freenet AG	30,706,288
147,255	Hannover Rueck SE	12,524,010
128,821	HeidelbergCement AG	10,598,520
650,839	K+S AG (Registered)	21,972,721
1,155,998	Kloeckner & Co SE *	17,778,829
136,969	Lanxess AG	10,156,208
100,154	Merck KGaA	17,577,544
675,333	Metro AG *	27,933,005
358,482	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	78,378,999
3,542,565	RWE AG	141,656,447
370,585	Salzgitter AG	15,624,873
70,292	Volkswagen AG	17,911,662

	Total Germany	1,509,469,048

	Hong Kong — 1.4%
447,994	AAC Technologies Holdings Inc	2,041,536
2,465,000	Cheung Kong Holdings Ltd	38,706,467
15,381,490	Esprit Holdings Ltd *	28,913,085
1,731,000	Galaxy Entertainment Group Ltd *	17,423,467
2,869,191	Link (REIT)	13,346,160
1,804,000	Sands China Ltd	15,160,218
3,943,000	Sun Hung Kai Properties Ltd	50,543,508
1,858,000	Wharf Holdings Ltd (The)	13,026,211
3,887,200	Yue Yuen Industrial Holdings	11,863,116

	Total Hong Kong	191,023,768

	Ireland — 0.2%
752,217	Smurfit Kappa Group Plc	20,945,810

	Israel — 0.5%
1,793,918	Bank Hapoalim BM	9,804,706
5,991,228	Bank Leumi Le-Israel *	23,051,893
158,300	Check Point Software Technologies Ltd *	10,672,586
9,053,382	Israel Discount Bank Ltd – Class A *	17,061,980
1,131,357	Partner Communications Co Ltd *	10,504,418

	Total Israel	71,095,583

Shares	Description	Value ($)
	Italy — 7.9%
27,571,153	A2A SPA	35,729,880
1,005,799	Assicurazioni Generali SPA	22,583,484
477,284	Atlantia SPA	12,080,384
701,156	Azimut Holding SPA	23,370,262
3,357,847	Banco Popolare Scarl *	7,368,972
44,580,156	Enel SPA	228,451,826
12,892,671	ENI SPA	309,509,229
663,606	Exor SPA	26,951,038
6,245,218	Fiat SPA *	65,207,212
5,178,451	Finmeccanica SPA *	50,818,991
12,507,811	Intesa Sanpaolo SPA	38,685,861
246,842	Italcementi SPA-Di RISP	1,517,244
11,551,266	Mediaset SPA *	66,219,790
2,132,464	Mediolanum SPA	19,649,676
455,956	Recordati SPA	8,415,275
585,059	Saipem SPA	13,744,742
81,986,961	Telecom Italia SPA	93,126,381
41,248,577	Telecom Italia SPA-Di RISP	36,114,302
2,662,047	UniCredit SPA	21,125,532

	Total Italy	1,080,670,081

	Japan — 15.0%
222,900	Adastria Holdings Co Ltd	5,175,317
2,227,500	Aeon Co Ltd	27,295,878
232,700	Alfresa Holdings Corp	13,643,075
608,000	Asahi Glass Co Ltd	3,347,970
475,000	Asahi Kasei Corp	3,385,147
285,000	Astellas Pharma Inc	18,525,225
620,400	Bridgestone Corp	22,437,965
1,537,000	Calsonic Kansei Corp	7,739,858
406,900	Canon Inc	12,695,581
102,100	Central Japan Railway Co	11,916,309
477,900	Chubu Electric Power Co Inc	5,912,279
7,567,000	Cosmo Oil Co Ltd *	14,011,560
423,100	CyberAgent Inc	18,639,563
6,718,000	Daikyo Inc	14,851,324
624,500	Daito Trust Construction Co Ltd	58,203,299
2,030,000	Daiwa Securities Group Inc	18,370,858
1,100,400	Dena Co Ltd	23,856,353
4,544,000	DIC Corp	12,515,563
232,800	FujiFilm Holdings Corp	6,713,836
828,800	Fuji Heavy Industries Ltd	22,497,430
380,200	Fuji Oil Co Ltd	5,153,589
1,050,000	Gunze Ltd	2,770,100
1,295,000	Hanwa Co Ltd	5,731,417
5,102,700	Haseko Corp *	32,740,302
584,000	Honda Motor Co Ltd	21,019,951
552,400	Idemitsu Kosan Co Ltd	11,305,740
1,009,000	INPEX Corp	12,821,052

24	See accompanying notes to the financial statements.

GMO International Equity Fund (formerly GMO International Intrinsic Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Japan — continued
827,500	IT Holdings Corp	14,296,494
5,904,900	Itochu Corp	73,586,331
122,400	Japan Airlines Co Ltd	6,094,806
1,233,600	Japan Tobacco Inc	39,289,838
1,649,900	JFE Holdings Inc	33,675,584
10,893,890	JX Holdings Inc	56,577,421
770,300	K’s Holdings Corp	21,094,166
486,500	Kansai Electric Power Co Inc (The) *	5,438,333
757,300	Kao Corp	26,076,982
15,837,000	Kawasaki Kisen Kaisha Ltd	35,956,338
801,800	KDDI Corp.	49,034,599
15,162,000	Kobe Steel Ltd *	20,770,668
250,300	Kohnan Shoji Co Ltd	2,536,053
4,290,400	Leopalace21 Corp *	20,962,918
6,331,000	Marubeni Corp	44,508,225
1,017,900	Medipal Holdings Corp	15,735,203
6,685,300	Mitsubishi Chemical Holdings Corp	30,252,384
4,214,500	Mitsubishi Corp	80,890,732
1,394,000	Mitsubishi Gas Chemical Co Inc	8,925,487
3,111,000	Mitsubishi UFJ Lease & Finance Co Ltd	15,938,858
7,852,000	Mitsui Chemicals Inc	20,357,216
8,956,000	Mitsui Engineer & Shipbuilding Co Ltd	18,558,607
4,513,900	Mitsui & Co Ltd	69,585,294
6,278,000	Mitsui Mining & Smelting Co Ltd	16,526,167
6,768,000	Mitsui OSK Lines Ltd	28,177,075
5,779,000	NEC Corp	19,540,943
908,700	Net One Systems Co Ltd	5,973,566
1,488,000	Nichirei Corp	6,452,739
6,158,600	Nippon Light Metal Co Ltd	8,506,761
886,900	Nippon Paper Industries Co Ltd	17,543,727
7,707,000	Nippon Steel Corp	22,580,936
1,561,700	Nippon Telegraph & Telephone Corp	87,922,274
8,559,000	Nippon Yusen Kabushiki Kaisha	27,417,634
1,869,000	Nipro Corp	16,492,219
1,941,300	Nissan Motor Co Ltd	17,327,338
1,068,000	Nisshinbo Holdings Inc	9,234,717
1,598,000	North Pacific Bank Ltd	6,033,241
3,377,600	NTT Docomo, Inc.	56,296,318
126,800	Okinawa Electric Power Co	4,250,931
7,733	ORIX JREIT Inc (REIT)	9,801,053
122,200	Otsuka Holdings Co Ltd	3,759,981
12,306,300	Resona Holdings Inc	64,296,240
1,232,600	Round One Corp	9,415,902
206,600	Ryohin Keikaku Co Ltd	18,762,745
679,800	Sega Sammy Holdings Inc	15,939,441
535,000	Seino Holdings Co Ltd	5,568,394
111,200	Shimamura Co Ltd	10,072,490
2,333,700	Showa Shell Sekiyu KK	22,979,151
18,898,300	Sojitz Corp	33,551,095
13,544,000	Sumitomo Mitsui Construction Co Ltd *	14,570,706

Shares	Description	Value ($)
	Japan — continued
5,101,200	Sumitomo Corp	67,482,638
1,231,200	Sumitomo Electric Industries Ltd	18,898,873
1,845,000	Sumitomo Metal Mining Co Ltd	24,151,772
3,916,000	Sumitomo Mitsui Trust Holdings Inc	18,370,650
473,000	Sumitomo Realty & Development Co Ltd	19,111,360
223,400	Suzuken Co Ltd	8,489,877
719,900	Takeda Pharmaceutical Co Ltd	34,596,143
8,595,300	Tokyo Electric Power Co Inc (The) *	40,200,702
2,093,000	Tokyo Tatemono Co Ltd	17,095,177
1,045,000	TonenGeneral Sekiyu KK	9,237,348
5,778,000	Tosoh Corp	22,410,153
1,547,000	Toyota Tsusho Corp	38,241,024
2,024,600	UNY Co Ltd	12,048,874
8,503,300	Yamada Denki Co Ltd	28,235,954

	Total Japan	2,040,983,407

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 1.7%
6,433,042	Aegon NV	57,991,095
347,770	Corbion NV	7,817,623
96,720	Heineken NV	6,530,910
7,618,160	ING Groep NV *	110,631,389
564,917	Koninklijke Ahold NV	10,530,452
2,798,163	Koninklijke BAM Groep NV	16,627,777
204,129	Koninklijke DSM NV	13,024,915
2,383,817	Koninklijke KPN NV *	8,496,015

	Total Netherlands	231,650,176

	New Zealand — 0.3%
2,395,197	Chorus Ltd	3,065,666
1,859,258	Fletcher Building Ltd	14,701,966
11,935,592	Telecom Corp of New Zealand	25,043,507

	Total New Zealand	42,811,139

	Norway — 1.1%
2,091,499	DNB ASA	37,858,633
1,687,885	Golden Ocean Group Ltd	3,693,768
447,328	Petroleum Geo–Services ASA	4,869,903
3,482,612	Statoil ASA	91,857,481
357,396	TGS Nopec Geophysical Co ASA	11,257,913
158,257	Yara International ASA	6,416,469

	Total Norway	155,954,167

	Portugal — 0.4%
12,019,273	EDP-Energias de Portugal SA	52,015,892

See accompanying notes to the financial statements.	25

GMO International Equity Fund (formerly GMO International Intrinsic Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Singapore — 0.8%
12,098,000	Ezra Holdings Ltd	10,185,731
83,685,000	Golden Agri-Resources Ltd	36,684,615
567,000	Ho Bee Land Ltd	980,862
35,334,000	Noble Group Ltd	28,749,358
2,534,400	Singapore Technologies Engineering Ltd	7,602,822
5,494,000	Swiber Holdings Ltd *	2,823,950
18,685,000	Yangzijiang Shipbuilding Holdings Ltd	16,751,777

	Total Singapore	103,779,115

	Spain — 6.6%
94,231	Acciona SA	7,478,984
259,089	ACS Actividades de Construccion y Servicios SA	9,293,806
1,689,780	Banco Bilbao Vizcaya Argentaria SA	20,876,404
9,151,749	Banco Santander SA	82,609,571
557,830	Enagas	16,207,474
418,944	Gamesa Corp Tecnologica SA *	4,702,743
2,719,030	Gas Natural SDG SA	69,635,324
22,061,643	Iberdrola SA	146,124,028
1,887,274	Indra Sistemas SA	34,569,715
1,207,830	Mapfre SA	4,988,418
126,880	Red Electrica Corp SA	9,865,317
5,435,188	Repsol YPF SA	136,128,917
22,954,478	Telefonica SA	350,981,285

	Total Spain	893,461,986

	Sweden — 1.1%
971,042	Investor AB	34,551,479
1,117,132	Nordea Bank AB	15,977,675
1,606,452	Skandinaviska Enskilda Banken AB – Class A	22,544,475
317,522	Skanska AB – B Shares	6,884,124
675,796	Swedbank AB – Class A	19,046,499
860,264	Tele2 AB – B Shares	10,661,795
4,455,138	TeliaSonera AB	34,293,574

	Total Sweden	143,959,621

	Switzerland — 1.0%
179,011	Compagnie Financiere Richemont SA – Class A	17,783,898
172,617	Holcim Ltd (Registered)	14,005,922
253,999	Novartis AG (Registered)	21,140,366
75,369	Roche Holding AG (Non Voting)	23,206,126
33,852	Swiss Life Holding AG (Registered)	8,420,138
159,448	Swiss Re AG	14,882,669
11,411	Swisscom AG (Registered)	6,753,745
77,064	Transocean Ltd	3,248,779
92,770	Zurich Insurance Group AG	28,388,719

	Total Switzerland	137,830,362

Shares	Description	Value ($)
	United Kingdom — 23.3%
334,775	Admiral Group Plc	8,037,169
1,206,929	Amlin Plc	9,078,406
1,360,328	Ashtead Group Plc	19,931,406
5,307,281	AstraZeneca Plc	360,774,148
5,687,900	Aviva Plc	45,221,879
9,992,207	BAE Systems Plc	68,588,688
5,983,548	Balfour Beatty Plc	31,923,495
16,073,659	Barclays Plc	67,711,331
3,154,286	Barratt Developments Plc	23,214,015
1,303,070	BG Group Plc	23,707,709
1,653,115	BHP Billiton Plc	53,274,650
57,949,964	BP Plc	489,738,243
6,292,466	BT Group Plc	43,278,515
569,604	Bunzl Plc	14,992,718
781,661	Cape Plc	3,725,458
1,112,845	Catlin Group Ltd	9,884,733
2,623,770	Centrica Plc	14,012,195
2,887,895	Cobham Plc	14,416,940
1,762,393	Darty Plc	3,414,647
5,068,551	Debenhams Plc	6,413,382
21,432,881	Dixons Retail Plc *	18,441,113
1,769,455	Drax Group Plc	23,881,484
9,951,927	FirstGroup Plc *	23,518,896
1,183,401	GlaxoSmithKline Plc	33,146,606
2,436,114	Glencore Xstrata Plc	13,415,073
5,973,043	Home Retail Group Plc	19,604,232
4,219,732	HSBC Holdings Plc	44,535,102
2,114,473	Imperial Tobacco Group Plc	86,248,566
1,667,830	Inchcape Plc	17,514,817
395,357	InterContinental Hotels Group Plc	12,858,562
1,544,220	Intermediate Capital Group Plc	11,624,233
301,044	JD Wetherspoon Plc	4,110,163
770,990	J Sainsbury Plc	4,419,809
641,933	Lancashire Holdings Ltd	7,886,284
8,813,358	Legal & General Group Plc	35,442,819
20,648,269	Lloyds Banking Group Plc *	28,515,322
18,630,184	Man Group Plc	32,277,002
2,327,135	Marks & Spencer Group Plc	19,589,669
503,484	Micro Focus International Plc	6,599,015
1,284,640	National Express Group Plc	6,537,209
299,234	Next Plc	33,732,567
373,912	Pearson Plc	6,332,162
1,887,173	Prudential Plc	42,730,756
325,582	Reckitt Benckiser Group Plc	26,783,688
1,724,316	Rio Tinto Plc	98,873,432
1,059,725	Rolls-Royce Holdings Plc	17,709,780
4,797,839	Royal Bank of Scotland Group Plc *	26,272,867
10,177,605	Royal Dutch Shell Plc A Shares (London)	370,516,554
7,631,570	Royal Dutch Shell Plc B Shares (London)	296,887,139
5,378,863	RSA Insurance Group Plc	8,761,765

26	See accompanying notes to the financial statements.

GMO International Equity Fund (formerly GMO International Intrinsic Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United Kingdom — continued
1,324,564	Scottish & Southern Energy Plc	31,097,800
1,926,289	Spirit Pub Co Plc	2,683,126
2,523,314	Standard Life Assurance Plc	16,465,197
12,795,081	Tesco Plc	70,457,759
13,667,699	Thomas Cook Group Plc *	42,329,135
3,933,223	TUI Travel Plc	29,431,943
55,694,985	Vodafone Group Plc	232,078,971
3,086,528	William Hill Plc	20,518,872
1,503,911	WM Morrison Supermarkets Plc	5,917,927
1,331,078	WPP Plc	29,153,654

	Total United Kingdom	3,170,240,797

	United States — 0.9%
2,685,436	Verizon Communications, Inc.	127,012,983

	TOTAL COMMON STOCKS (COST $11,381,198,150)	13,277,672,734

	PREFERRED STOCKS — 1.4%

	Germany — 1.4%
580,179	Porsche Automobil Holding SE	60,938,417
493,041	Volkswagen AG	128,161,576

	Total Germany	189,099,993

	TOTAL PREFERRED STOCKS (COST $168,681,655)	189,099,993

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.9%

		Time Deposits — 0.5%
EUR	1,367,781	Bank of Nova Scotia (Toronto) Time Deposit, 0.02%, due 03/03/14	1,887,947
AUD	1,644,381	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.74%, due 03/03/14	1,467,363
GBP	759,103	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 03/03/14	1,271,156
HKD	5,009,255	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	645,478
NOK	3,380,424	DnB Nor Bank (Oslo) Time Deposit, 0.60%, due 03/03/14	563,216
USD	61,665,857	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	61,665,857

		Total Time Deposits	67,501,017

		U.S. Government — 0.4%
	56,590,000	U.S. Treasury Bill, 0.03%, due 05/15/14 (a)	56,586,831

		TOTAL SHORT-TERM INVESTMENTS (COST $124,086,109)	124,087,848

		TOTAL INVESTMENTS — 99.8% (Cost $11,673,965,914)	13,590,860,575
		Other Assets and Liabilities (net) — 0.2%	30,342,007

		TOTAL NET ASSETS — 100.0%	$13,621,202,582

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BBH	AUD	41,919,600	USD	37,182,685	$(143,914)
04/04/2014	BCLY	AUD	43,000,919	USD	38,171,916	(117,526)
04/04/2014	BNYM	AUD	66,514,365	USD	59,010,879	(215,713)
04/04/2014	BOA	AUD	30,214,792	USD	26,803,844	(100,407)
04/04/2014	DB	AUD	62,290,305	USD	55,182,981	(282,368)
04/04/2014	MSCI	AUD	51,694,457	USD	45,848,176	(182,280)
04/04/2014	SSB	AUD	18,322,376	USD	16,251,948	(62,902)
04/04/2014	BBH	CAD	9,838,950	USD	8,869,272	(9,581)
04/04/2014	BNYM	CAD	29,482,958	USD	26,586,373	(19,600)
04/04/2014	BOA	CAD	69,675,194	USD	62,782,323	(93,879)
04/04/2014	MSCI	CAD	39,321,908	USD	35,445,132	(39,695)
04/04/2014	SSB	CAD	24,050,768	USD	21,670,775	(33,089)
04/04/2014	BBH	CHF	20,280,436	USD	22,441,806	(622,936)
04/04/2014	BCLY	CHF	12,011,660	USD	13,284,442	(376,302)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BNYM	CHF	7,560,842	USD	8,365,799	$(233,073)
04/04/2014	BOA	CHF	21,990,232	USD	24,314,719	(694,558)
04/04/2014	JPM	CHF	20,665,793	USD	22,887,075	(615,930)
04/04/2014	MSCI	CHF	20,179,539	USD	22,319,956	(630,038)
04/04/2014	SSB	CHF	12,213,454	USD	13,506,275	(383,968)
04/04/2014	BBH	GBP	18,913,885	USD	30,840,697	(824,039)
04/04/2014	BCLY	GBP	33,543,690	USD	55,188,057	(969,209)
04/04/2014	BNYM	GBP	34,223,141	USD	55,803,227	(1,491,544)
04/04/2014	BOA	GBP	22,315,699	USD	36,349,596	(1,010,297)
04/04/2014	DB	GBP	31,188,741	USD	51,977,971	(236,750)
04/04/2014	JPM	GBP	26,333,367	USD	42,968,787	(1,117,296)
04/04/2014	MSCI	GBP	20,711,426	USD	33,762,110	(911,985)
04/04/2014	SSB	GBP	28,183,392	USD	46,402,922	(780,386)
04/04/2014	BBH	JPY	4,253,291,886	USD	41,689,948	(110,041)

See accompanying notes to the financial statements.	27

GMO International Equity Fund (formerly GMO International Intrinsic Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Forward Currency Contracts (continued)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BNYM	JPY	4,253,291,886	USD	41,572,267	$(227,722)
04/04/2014	BOA	JPY	4,189,809,919	USD	41,135,125	(40,983)
04/04/2014	MSCI	JPY	4,232,131,231	USD	41,582,189	(9,840)
04/04/2014	BBH	NOK	142,816,811	USD	22,625,162	(1,141,415)
04/04/2014	BOA	NOK	133,897,274	USD	21,256,066	(1,026,184)
04/04/2014	BCLY	NZD	21,624,484	USD	17,598,870	(488,668)
04/04/2014	BOA	NZD	21,213,762	USD	17,239,342	(504,652)
04/04/2014	BCLY	SEK	181,770,221	USD	27,805,942	(528,909)
04/04/2014	BNYM	SEK	121,786,048	USD	18,633,401	(350,949)
04/04/2014	BOA	SEK	137,704,713	USD	21,082,984	(382,812)
04/04/2014	DB	SEK	123,631,290	USD	18,928,758	(343,233)
04/04/2014	MSCI	SEK	123,631,291	USD	18,945,812	(326,180)
04/04/2014	BBH	USD	89,575,086	JPY	9,080,136,924	(338,413)
04/04/2014	BBH	USD	13,278,404	NOK	81,115,658	220,298
04/04/2014	BBH	USD	26,313,165	SGD	33,371,277	12,372
04/04/2014	BCLY	USD	18,235,606	AUD	20,255,258	(199,654)
04/04/2014	BCLY	USD	8,225,444	EUR	6,092,831	184,342
04/04/2014	BCLY	USD	58,228,441	JPY	5,953,315,923	278,839
04/04/2014	BCLY	USD	29,732,650	SGD	37,505,008	(146,145)
04/04/2014	BNYM	USD	18,108,402	AUD	20,255,257	(72,451)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BNYM	USD	7,777,167	EUR	5,755,535	$167,058
04/04/2014	BNYM	USD	113,618,628	JPY	11,615,757,968	537,316
04/04/2014	BNYM	USD	32,664,581	SGD	41,240,768	(131,053)
04/04/2014	BOA	USD	21,303,141	CAD	23,414,857	(173,135)
04/04/2014	BOA	USD	87,223,782	JPY	8,944,088,991	675,857
04/04/2014	BOA	USD	13,319,663	NOK	81,115,658	179,039
04/04/2014	BOA	USD	51,386,064	SGD	65,180,653	32,874
04/04/2014	DB	USD	13,541,300	EUR	10,018,867	287,497
04/04/2014	DB	USD	81,845,953	JPY	8,294,268,873	(332,538)
04/04/2014	DB	USD	22,598,434	SGD	28,624,758	(17,275)
04/04/2014	JPM	USD	56,389,067	JPY	5,714,383,464	(229,939)
04/04/2014	JPM	USD	15,461,538	SGD	19,625,083	20,064
04/04/2014	MSCI	USD	21,287,531	CAD	23,414,858	(157,524)
04/04/2014	MSCI	USD	105,138,866	JPY	10,664,119,480	(335,319)
04/04/2014	MSCI	USD	17,027,330	SGD	21,468,569	(91,461)
04/04/2014	RBS	USD	44,050,938	JPY	4,466,743,075	(153,219)
04/04/2014	SSB	USD	5,980,811	EUR	4,427,603	130,502
04/04/2014	SSB	USD	78,468,094	JPY	7,957,347,359	(265,836)
04/04/2014	SSB	USD	21,184,068	SGD	26,877,498	18,734

						$(17,580,023)

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

28	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund)

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). GMO’s Asset Allocation Team provides asset class forecasts and high-level investment oversight to the Fund.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Large/Mid Cap Equity Fund returned +27.3% for the fiscal year ended February 28, 2014, as compared with +19.3% for the MSCI EAFE Index.

Country selection had a positive impact on relative performance. Overweights to Japan, Italy, and Spain, which outperformed, and an underweight to Australia, which underperformed, were among the contributors.

Stock selection had a positive impact on performance relative to the benchmark. Overweight positions in U.K. pharmaceutical AstraZeneca, French energy company Total, and Finnish technology company Nokia contributed. Detractors included overweight positions in Japanese energy company JX Holdings and Canadian technology company BlackBerry Ltd.

Sector selection (as a result of stock selection) had a positive impact on performance relative to the benchmark. An overweight position in Telecommunication Services, which outperformed, and underweight positions in Consumer Staples and Materials, which underperformed, contributed.

Currency selection helped, mainly from an underweight exposure to the Australian dollar.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

30

GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Large/Mid Cap Equity Fund

(formerly GMO International Core Equity Fund) Class III Shares and the MSCI EAFE Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to the GMO International Disciplined Equity Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

31

GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund)

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.0%
Forward Currency Contracts	(0.1)
Preferred Stocks	1.5
Mutual Funds	1.3
Short-Term Investments	0.7
Other	0.6

100.0%

Country Summary*	% of Investments
United Kingdom	24.3%
France	17.9
Japan	13.8
Germany	12.9
Italy	6.7
Spain	6.5
Australia	2.8
Netherlands	2.3
Hong Kong	2.1
Canada	1.3
Finland	1.3
Switzerland	1.3
Belgium	1.1
Norway	1.0
United States	1.0
Sweden	0.7
Singapore	0.6
Austria	0.5
Denmark	0.5
Israel	0.5
Portugal	0.5
New Zealand	0.4
Malta	0.0

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	18.4%
Telecommunication Services	12.4
Utilities	9.1
Capital Goods	8.6
Automobiles & Components	7.9
Materials	6.2
Banks	6.1
Pharmaceuticals, Biotechnology & Life Sciences	5.9
Insurance	4.9
Retailing	2.5
Transportation	2.3
Real Estate	2.2
Diversified Financials	2.1
Consumer Services	1.8
Technology Hardware & Equipment	1.8
Food, Beverage & Tobacco	1.7
Food & Staples Retailing	1.7
Media	1.7
Consumer Durables & Apparel	0.8
Software & Services	0.7
Household & Personal Products	0.6
Health Care Equipment & Services	0.3
Semiconductors & Semiconductor Equipment	0.2
Commercial & Professional Services	0.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

32

GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 96.0%

	Australia — 2.7%
3,397,187	Arrium Ltd	4,698,102
1,075,702	BlueScope Steel Ltd *	5,926,267
9,627	Commonwealth Bank of Australia	642,993
95,261	CSL Ltd	6,151,863
34,423	Flight Centre Travel Group Ltd	1,599,955
2,496,506	Goodman Fielder Ltd	1,393,596
524,420	GPT Group (REIT)	1,744,006
505,546	Investa Office Fund (REIT)	1,446,910
187,357	JB Hi–Fi Ltd	3,070,574
42,998	Macquarie Group Ltd	2,168,372
1,754,508	Mirvac Group (REIT)	2,770,008
734,711	Myer Holdings Ltd	1,723,901
224,299	National Australia Bank Ltd	6,975,466
1,089,398	Pacific Brands Ltd	546,273
397,411	QBE Insurance Group Ltd	4,568,533
977,336	Stockland (REIT)	3,375,235
772,042	TABCORP Holdings Ltd	2,448,376
394,797	Telstra Corp Ltd	1,781,026
197,314	Westpac Banking Corp	5,921,787

	Total Australia	58,953,243

	Austria — 0.4%
118,908	OMV AG	5,403,256
95,793	Voestalpine AG	4,308,087

	Total Austria	9,711,343

	Belgium — 1.1%
171,213	Ageas	7,832,185
162,160	Belgacom SA	4,878,224
117,797	Delhaize Group	8,458,410
41,876	KBC Groep NV	2,648,320

	Total Belgium	23,817,139

	Canada — 1.2%
474,400	Blackberry Ltd *	4,734,146
108,500	Canadian Natural Resources Ltd	3,970,396
7,700	Canadian Tire Corp Ltd	694,342
16,500	Canadian Pacific Railway Ltd	2,589,068
159,730	First Quantum Minerals Ltd	3,098,528
38,100	Magna International Inc – Class A	3,391,599
28,755	Methanex Corp	2,015,161
171,800	Sherritt International Corp	474,766
39,600	Valeant Pharmaceuticals International Inc *	5,652,647

	Total Canada	26,620,653

	Denmark — 0.4%
153	AP Moller–Maersk A/S – Class A	1,868,574
23,464	Coloplast A/S – Class B	1,975,402

Shares	Description	Value ($)
	Denmark — continued
30,277	Danske Bank A/S *	800,676
39,392	GN Store Nord A/S	971,283
40,723	Pandora A/S	2,755,301
40,813	Vestas Wind Systems A/S *	1,470,112

	Total Denmark	9,841,348

	Finland — 1.3%
40,510	Fortum Oyj	959,118
25,723	Kone Oyj – Class B	1,046,135
101,149	Neste Oil Oyj	2,165,438
2,234,425	Nokia Oyj *	17,007,749
102,971	Sampo Oyj – Class A	5,210,425
43,505	Tieto Oyj	1,103,971
44,928	UPM–Kymmene Oyj	814,809

	Total Finland	28,307,645

	France — 17.5%
91,636	Airbus Group NV	6,733,164
516,471	Air France – KLM *	7,094,393
877,013	Alcatel-Lucent *	3,795,073
35,452	Alstom SA	953,945
497,198	ArcelorMittal	7,807,858
378,431	AXA	9,857,116
231,547	BNP Paribas	18,913,297
142,537	Bouygues SA	5,737,047
52,995	Cie Generale des Etablissements Michelin – Class B	6,442,091
147,444	Compagnie de Saint-Gobain	8,841,753
366,972	Credit Agricole SA *	5,810,041
32,009	Electricite de France	1,269,976
1,147,003	GDF Suez	29,373,504
13,713	L’Oreal SA	2,323,199
6,319	Lafarge SA	473,776
84,990	Lagardere SCA	3,408,583
1,935,132	Orange	24,135,060
635,256	Peugeot SA *	11,189,547
37,005	Publicis Groupe SA	3,511,968
24,445	Rallye SA	1,032,157
173,702	Renault SA	17,192,127
67,191	Safran SA	4,723,113
309,364	Sanofi	32,176,922
43,144	Schneider Electric SA	3,839,268
290,977	Societe Generale	19,308,146
1,641,373	Total SA	106,490,811
23,586	Valeo SA	3,299,271
143,592	Vinci SA	10,708,460
872,405	Vivendi SA	24,877,196

	Total France	381,318,862

See accompanying notes to the financial statements.	33

GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Germany — 11.1%
78,465	Allianz SE (Registered)	13,993,096
72,027	Aurubis AG	4,001,578
180,060	BASF SE	20,696,806
130,662	Bayerische Motoren Werke AG	15,160,375
198,765	Commerzbank AG *	3,591,284
20,169	Continental AG	4,902,166
416,818	Daimler AG (Registered)	38,775,319
259,527	Deutsche Lufthansa AG (Registered) *	6,712,018
208,168	Deutsche Bank AG (Registered)	10,067,932
153,551	Deutsche Post AG (Registered)	5,757,135
981,922	Deutsche Telekom AG (Registered)	16,611,460
54,238	Duerr AG	4,525,926
2,131,951	E.ON AG	40,593,822
19,090	HeidelbergCement AG	1,570,596
83,426	K+S AG (Registered)	2,816,512
14,949	Lanxess AG	1,108,464
68,434	Leoni AG	5,174,357
13,890	Merck KGaA	2,437,767
112,307	Metro AG *	4,645,222
52,979	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,583,402
59,273	ProSiebenSat.1 Media AG (Registered)	2,821,482
460,881	RWE AG	18,429,236
55,260	Salzgitter AG	2,329,912
156,337	Sky Deutschland AG *	1,634,282
5,751	Volkswagen AG	1,465,458

	Total Germany	241,405,607

	Hong Kong — 2.1%
171,076	AAC Technologies Holdings Inc	779,604
206,800	AIA Group Ltd	1,013,226
368,000	Cheung Kong Holdings Ltd	5,778,491
1,890,200	Esprit Holdings Ltd *	3,553,070
849,000	Galaxy Entertainment Group Ltd *	8,545,652
969,200	Sands China Ltd	8,144,835
629,000	Sun Hung Kai Properties Ltd	8,062,862
257,500	Swire Pacific Ltd	2,897,645
213,000	Wharf Holdings Ltd (The)	1,493,317
3,692,000	Xinyi Glass Holdings Ltd	3,288,307
492,000	Yue Yuen Industrial Holdings	1,501,506

	Total Hong Kong	45,058,515

	Israel — 0.5%
258,646	Africa Israel Investments Ltd *	620,671
1,306,417	Bezeq Israeli Telecommunication Corp Ltd	2,128,192
26,200	Check Point Software Technologies Ltd *	1,766,404
193,716	Partner Communications Co Ltd *	1,798,613
78,901	Teva Pharmaceutical Industries Ltd	3,940,835

	Total Israel	10,254,715

Shares	Description	Value ($)
	Italy — 6.6%
1,741,311	A2A SPA	2,256,592
77,936	Atlantia SPA	1,972,613
126,130	Azimut Holding SPA	4,204,045
570,019	Banco Popolare Scarl *	1,250,937
7,141,514	Enel SPA	36,596,819
1,676,623	ENI SPA	40,250,022
747,745	Fiat SPA *	7,807,312
1,174,793	Finmeccanica SPA *	11,528,891
1,544,084	Intesa Sanpaolo SPA	4,775,753
978,567	Mediaset SPA *	5,609,818
402,091	Mediolanum SPA	3,705,084
93,907	Recordati SPA	1,733,179
32,899	Saipem SPA	772,893
12,896,945	Telecom Italia SPA	14,649,229
6,639,656	Telecom Italia SPA-Di RISP	5,813,208

	Total Italy	142,926,395

	Japan — 13.4%
53,120	Adastria Holdings Co Ltd	1,233,346
115,900	Aeon Co Ltd	1,420,243
95,000	Asahi Kasei Corp	677,029
45,000	Bridgestone Corp	1,627,512
100,500	Canon Inc	3,135,674
4,700	Central Japan Railway Co	548,547
69,900	CyberAgent Inc	3,079,427
292,200	Daiei Inc *	906,193
951,000	Daikyo Inc	2,102,353
78,700	Daito Trust Construction Co Ltd	7,334,827
371,000	Daiwabo Holdings Co Ltd	708,816
241,000	Daiwa Securities Group Inc	2,180,974
127,800	Dena Co Ltd	2,770,667
786,000	DIC Corp	2,164,884
50,700	FujiFilm Holdings Corp	1,462,163
546,000	Fuji Electric Co Ltd	2,509,998
190,800	Fuji Heavy Industries Ltd	5,179,186
68,500	Fuji Oil Co Ltd	928,514
73,900	GMO Internet Inc	834,740
305,500	Gree Inc	3,390,262
243,000	Gunze Ltd	641,080
236,000	Hanwa Co Ltd	1,044,490
648,974	Haseko Corp *	4,163,993
190,000	Hino Motors Ltd	2,819,676
141,800	Honda Motor Co Ltd	5,103,817
278,300	INPEX Corp	3,536,272
929,800	Itochu Corp	11,587,084
20,500	Japan Airlines Co Ltd	1,020,780
192,400	Japan Tobacco Inc	6,127,890
174,800	JFE Holdings Inc	3,567,787
308,000	Juki Corp *	656,622
2,460,930	JX Holdings Inc	12,780,841

34	See accompanying notes to the financial statements.

GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Japan — continued
134,820	K’s Holdings Corp	3,691,958
170,480	Kakaku.com Inc	2,846,918
107,200	Kao Corp	3,691,341
2,201,000	Kawasaki Kisen Kaisha Ltd	4,997,152
102,608	KDDI Corp	6,275,059
186,000	Kinugawa Rubber Industrial Co Ltd	843,552
1,250,000	Kobe Steel Ltd *	1,712,395
77,784	Kohnan Shoji Co Ltd	788,112
91,000	Kubota Corp	1,278,811
159,000	Kurimoto Ltd	375,032
663,600	Leopalace21 Corp *	3,242,353
931,000	Marubeni Corp	6,545,120
153,594	Medipal Holdings Corp	2,374,332
20,204	MEIJI Holdings Co Ltd	1,333,553
955,600	Mitsubishi Chemical Holdings Corp	4,324,290
566,400	Mitsubishi Corp	10,871,162
229,600	Mitsubishi UFJ Financial Group Inc	1,330,453
667,783	Mitsui Engineer & Shipbuilding Co Ltd	1,383,779
585,700	Mitsui & Co Ltd	9,029,023
931,000	Mitsui Mining & Smelting Co Ltd	2,450,758
988,866	Mitsui OSK Lines Ltd	4,116,925
15,100	Murata Manufacturing Co Ltd	1,441,600
90,100	Namco Bandai Holdings Inc	2,020,725
20,900	Nidec Corp	2,570,034
1,239,600	Nippon Light Metal Co Ltd	1,712,237
180,100	Nippon Paper Industries Co Ltd	3,562,550
223,200	Nippon Telegraph & Telephone Corp	12,565,955
1,398,000	Nippon Yusen Kabushiki Kaisha	4,478,310
203,808	Nipro Corp	1,798,420
384,700	Nissan Motor Co Ltd	3,433,692
74,200	Nitori Holdings Co Ltd	3,361,119
208,397	North Pacific Bank Ltd	786,802
569,600	NTT Docomo Inc	9,493,837
555,600	Orient Corp *	1,125,252
23,400	Otsuka Holdings Co Ltd	719,996
44,800	Pigeon Corp	2,021,441
1,935,600	Resona Holdings Inc	10,112,853
276,100	Round One Corp	2,109,144
29,600	Ryohin Keikaku Co Ltd	2,688,177
137,600	Sanix Inc *	1,488,057
2,264,900	Sojitz Corp	4,020,990
1,768,800	Sumitomo Mitsui Construction Co Ltd *	1,902,884
830,400	Sumitomo Corp	10,985,177
322,000	Sumitomo Mitsui Trust Holdings Inc	1,510,559
13,000	Sumitomo Realty & Development Co Ltd	525,259
670,000	Taiheiyo Cement Co Ltd	2,366,209
497,000	Taisei Corp	2,220,394
91,300	Takeda Pharmaceutical Co Ltd	4,387,592
302,000	Tokyotokeiba Co Ltd	977,172
1,366,000	Tokyo Electric Power Co Inc (The) *	6,388,859

Shares	Description	Value ($)
	Japan — continued
168,000	Tokyo Tatemono Co Ltd	1,372,188
184,000	TonenGeneral Sekiyu KK	1,626,480
400,000	Tosoh Corp	1,551,412
320,400	Toyota Tsusho Corp	7,920,119
416,700	UNY Co Ltd	2,479,880
224,628	Wacom Co Ltd	1,374,478
1,053,900	Yamada Denki Co Ltd	3,499,567

	Total Japan	293,347,185

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 2.3%
816,101	Aegon NV	7,356,798
92,099	Corbion NV	2,070,320
62,645	Delta Lloyd NV	1,784,511
7,444	Heineken NV	502,648
999,242	ING Groep NV *	14,511,054
40,814	Koninklijke Philips Electronics NV	1,425,392
83,550	Koninklijke Ahold NV	1,557,431
376,171	Koninklijke BAM Groep NV	2,235,355
13,723	Koninklijke DSM NV	875,627
2,804,983	Koninklijke KPN NV *	9,997,066
816,976	PostNL NV *	3,890,466
934,497	SNS REAAL NV * (a)	—
33,975	Wereldhave NV (REIT)	2,914,470

	Total Netherlands	49,121,138

	New Zealand — 0.4%
643,358	Chorus Ltd	823,448
475,776	Fletcher Building Ltd	3,762,169
1,836,033	Telecom Corp of New Zealand	3,852,403

	Total New Zealand	8,438,020

	Norway — 1.0%
130,234	DNB ASA	2,357,391
506,024	Statoil ASA	13,346,905
124,464	TGS Nopec Geophysical Co ASA	3,920,595
52,155	Yara International ASA	2,114,604

	Total Norway	21,739,495

	Portugal — 0.5%
2,043,378	EDP-Energias de Portugal SA	8,843,142
355,218	Portugal Telecom SGPS SA	1,590,527

	Total Portugal	10,433,669

	Singapore — 0.6%
805,600	Ezion Holdings Ltd	1,432,262
1,208,000	Ezra Holdings Ltd	1,017,057

See accompanying notes to the financial statements.	35

GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Singapore — continued
14,323,000	Golden Agri-Resources Ltd	6,278,709
3,368,000	Noble Group Ltd	2,740,359
375,000	Vard Holdings Ltd *	271,117
1,535,000	Yangzijiang Shipbuilding Holdings Ltd	1,376,183

	Total Singapore	13,115,687

	Spain — 6.4%
159,964	ACS Actividades de Construccion y Servicios SA	5,738,084
21,326	Amadeus IT Holding SA – Class A	936,531
1,455,549	Banco Santander SA	13,138,721
403,128	Distribuidora Internacional de Alimentacion SA	3,452,889
104,516	Enagas	3,036,661
66,716	Fomento de Construcciones y Contratas SA *	1,516,125
434,119	Gas Natural SDG SA	11,117,942
3,718,038	Iberdrola SA	24,626,212
17,485	Red Electrica Corp SA	1,359,513
782,364	Repsol YPF SA	19,594,973
3,571,471	Telefonica SA	54,608,930

	Total Spain	139,126,581

	Sweden — 0.7%
139,018	Boliden AB	2,202,488
144,920	Investor AB	5,156,523
71,127	NCC AB – Class B	2,474,894
72,372	Skandinaviska Enskilda Banken AB – Class A	1,015,647
106,908	Swedbank AB – Class A	3,013,074
216,933	TeliaSonera AB	1,669,849

	Total Sweden	15,532,475

	Switzerland — 1.2%
18,556	Actelion Ltd (Registered)	1,966,176
10,507	Compagnie Financiere Richemont SA – Class A	1,043,821
34,463	Credit Suisse Group AG (Registered)	1,082,084
962	Givaudan SA (Registered)	1,507,164
24,340	Holcim Ltd (Registered)	1,974,916
5,349	Roche Holding AG (Non Voting)	1,646,958
2,663	Swatch Group AG	1,773,452
9,574	Swiss Life Holding AG (Registered)	2,381,378
40,500	Swiss Re AG	3,780,217
1,302	Swisscom AG (Registered)	770,605
14,747	Transocean Ltd	621,688
28,541	Zurich Insurance Group AG	8,733,884

	Total Switzerland	27,282,343

Shares	Description	Value ($)
	United Kingdom — 23.7%
360,844	Aberdeen Asset Management Plc	2,354,282
49,484	Admiral Group Plc	1,187,996
60,564	Anglo American Plc	1,546,784
196,891	ARM Holdings Plc	3,300,480
179,581	Ashtead Group Plc	2,631,205
21,446	ASOS Plc *	2,494,915
38,778	Associated British Foods Plc	1,945,247
838,791	AstraZeneca Plc	57,018,671
770,242	Aviva Plc	6,123,840
2,112,025	BAE Systems Plc	14,497,400
2,644,721	Barclays Plc	11,141,059
125,888	BBA Aviation Plc	708,392
344,648	BG Group Plc	6,270,434
173,178	BHP Billiton Plc	5,580,977
8,908,252	BP Plc	75,284,114
1,310,687	BT Group Plc	9,014,683
129,920	Bunzl Plc	3,419,663
270,621	Centrica Plc	1,445,246
1,058,220	Darty Plc	2,050,308
5,228,616	Dixons Retail Plc *	4,498,765
310,018	Drax Group Plc	4,184,164
137,342	easyJet Plc	3,949,903
289,396	GlaxoSmithKline Plc	8,105,870
663,300	Glencore Xstrata Plc	3,652,628
1,109,577	Home Retail Group Plc	3,641,763
663,442	HSBC Holdings Plc	7,001,975
304,850	Imperial Tobacco Group Plc	12,434,718
63,156	InterContinental Hotels Group Plc	2,054,081
1,652,130	ITV Plc	5,583,625
135,934	J Sainsbury Plc	779,261
124,730	Lancashire Holdings Ltd	1,532,335
6,179,412	Lloyds Banking Group Plc *	8,533,787
87,216	Marks & Spencer Group Plc	734,179
114,608	Mondi Plc	2,101,599
92,656	Next Plc	10,445,085
87,113	Persimmon Plc (Bonus Shares)	2,107,539
149,243	Playtech Ltd	2,039,873
393,116	Premier Foods Plc *	948,455
513,334	Prudential Plc	11,623,285
58,223	Reckitt Benckiser Group Plc	4,789,659
117,546	Reed Elsevier Plc	1,802,131
352,332	Rio Tinto Plc	20,202,952
403,777	Rolls-Royce Holdings Plc	6,747,790
1,595,378	Royal Dutch Shell Plc A Shares (London)	58,079,868
892,479	Royal Dutch Shell Plc B Shares (London)	34,719,663
97,539	Scottish & Southern Energy Plc	2,289,998
75,402	Spectris Plc	3,097,050
430,386	Standard Life Assurance Plc	2,808,366
940,255	Taylor Wimpey Plc	1,966,171
2,096,888	Tesco Plc	11,546,783

36	See accompanying notes to the financial statements.

GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United Kingdom — continued
1,882,603	Thomas Cook Group Plc *	5,830,459
417,348	Trinity Mirror Plc *	1,593,482
211,191	Tullett Prebon Plc	1,184,536
57,293	Unilever Plc	2,343,286
8,893,751	Vodafone Group Plc	37,059,936
37,356	Whitbread Plc	2,803,556
127,931	WH Smith Plc	2,503,139
657,786	William Hill Plc	4,372,883
122,173	WM Morrison Supermarkets Plc	480,754
301,016	WPP Plc	6,592,939

	Total United Kingdom	516,783,987

	United States — 0.9%
428,828	Verizon Communications, Inc.	20,282,265

	TOTAL COMMON STOCKS (COST $1,768,504,319)	2,093,418,310

	PREFERRED STOCKS — 1.5%

	Germany — 1.5%
106,883	Porsche Automobil Holding SE	11,226,330
84,733	Volkswagen AG	22,025,582

	Total Germany	33,251,912

	TOTAL PREFERRED STOCKS (COST $29,257,190)	33,251,912

	MUTUAL FUNDS — 1.3%

	United States — 1.3%
	Affiliated Issuers
1,133,920	GMO U.S. Treasury Fund	28,348,000

	TOTAL MUTUAL FUNDS (COST $28,348,000)	28,348,000

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.7%

		Time Deposits — 0.6%
EUR	58,365	Bank of Nova Scotia (Toronto) Time Deposit, 0.02%, due 03/03/14	80,561
AUD	349,408	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.74%, due 03/03/14	311,794
DKK	109	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 03/03/14	20
HKD	1,886,001	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	243,025
NOK	154	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.60%, due 03/03/14	26
SGD	6,215	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	4,903
USD	313,702	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 03/03/14	313,702
USD	10,865,311	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	10,865,311

		Total Time Deposits	11,819,342

		U.S. Government — 0.1%
	2,380,000	U.S. Treasury Bill, 0.03%, due 05/15/14 (b)	2,379,867

		TOTAL SHORT-TERM INVESTMENTS (COST $14,199,218)	14,199,209

		TOTAL INVESTMENTS — 99.5% (Cost $1,840,308,727)	2,169,217,431
		Other Assets and Liabilities (net) — 0.5%	11,523,485

		TOTAL NET ASSETS — 100.0%	$2,180,740,916

See accompanying notes to the financial statements.	37

GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BBH	AUD	8,666,123	USD	7,686,851	$(29,752)
04/04/2014	BCLY	AUD	10,841,265	USD	9,623,791	(29,630)
04/04/2014	BNYM	AUD	10,364,580	USD	9,195,352	(33,613)
04/04/2014	BOA	AUD	9,766,517	USD	8,663,975	(32,455)
04/04/2014	DB	AUD	7,415,175	USD	6,569,104	(33,614)
04/04/2014	MSCI	AUD	9,534,241	USD	8,455,985	(33,619)
04/04/2014	SSB	AUD	4,682,251	USD	4,153,157	(16,075)
04/04/2014	BBH	CAD	2,962,371	USD	2,670,415	(2,885)
04/04/2014	BNYM	CAD	8,132,884	USD	7,333,860	(5,407)
04/04/2014	BOA	CAD	4,429,000	USD	3,990,845	(5,967)
04/04/2014	DB	CAD	4,523,207	USD	4,076,614	(5,213)
04/04/2014	MSCI	CAD	3,686,466	USD	3,323,015	(3,721)
04/04/2014	RBS	CAD	2,822,461	USD	2,542,460	(4,582)
04/04/2014	BBH	CHF	3,915,688	USD	4,332,999	(120,275)
04/04/2014	BCLY	CHF	7,607,393	USD	8,413,489	(238,325)
04/04/2014	BOA	CHF	10,254,317	USD	11,338,254	(323,881)
04/04/2014	JPM	CHF	399,200	USD	442,108	(11,898)
04/04/2014	MSCI	CHF	8,469,211	USD	9,367,529	(264,422)
04/04/2014	BCLY	EUR	2,221,860	USD	3,037,765	(29,014)
04/04/2014	DB	EUR	2,221,860	USD	3,037,460	(29,319)
04/04/2014	BCLY	GBP	5,675,839	USD	9,322,310	(179,913)
04/04/2014	BNYM	GBP	2,611,955	USD	4,258,975	(113,837)
04/04/2014	BOA	GBP	8,386,148	USD	13,660,029	(379,665)
04/04/2014	DB	GBP	7,452,270	USD	12,268,248	(207,992)
04/04/2014	MSCI	GBP	6,024,830	USD	9,821,196	(265,291)
04/04/2014	SSB	GBP	3,536,741	USD	5,899,744	(21,301)
04/04/2014	BBH	JPY	845,039,525	USD	8,282,915	(21,863)
04/04/2014	BNYM	JPY	845,039,525	USD	8,259,534	(45,243)
04/04/2014	BOA	JPY	832,426,996	USD	8,172,683	(8,142)
04/04/2014	MSCI	JPY	840,835,349	USD	8,261,505	(1,955)
04/04/2014	BOA	NOK	23,401,951	USD	3,715,038	(179,352)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BCLY	NZD	5,791,048	USD	4,712,987	$(130,866)
04/04/2014	BOA	NZD	4,740,813	USD	3,852,617	(112,779)
04/04/2014	BCLY	SEK	24,184,982	USD	3,699,650	(70,372)
04/04/2014	BNYM	SEK	16,203,938	USD	2,479,221	(46,695)
04/04/2014	BOA	SEK	18,321,956	USD	2,805,144	(50,934)
04/04/2014	DB	SEK	16,449,451	USD	2,518,518	(45,668)
04/04/2014	MSCI	SEK	16,449,451	USD	2,520,787	(43,399)
04/04/2014	BBH	USD	12,804,167	JPY	1,297,945,653	(48,374)
04/04/2014	BBH	USD	2,025,812	SGD	2,569,206	953
04/04/2014	BCLY	USD	5,783,264	AUD	6,423,779	(63,318)
04/04/2014	BCLY	USD	4,317,044	EUR	3,197,763	96,750
04/04/2014	BCLY	USD	18,629,196	JPY	1,900,745,364	50,720
04/04/2014	BCLY	USD	4,002,012	SGD	5,043,236	(23,564)
04/04/2014	BNYM	USD	5,742,923	AUD	6,423,779	(22,977)
04/04/2014	BNYM	USD	23,298,285	JPY	2,385,313,144	143,807
04/04/2014	BOA	USD	3,301,241	CAD	3,628,483	(26,830)
04/04/2014	BOA	USD	6,630,878	CHF	5,923,217	105,540
04/04/2014	BOA	USD	21,803,439	JPY	2,234,876,987	160,215
04/04/2014	BOA	USD	8,752,634	SGD	11,102,278	5,600
04/04/2014	DB	USD	5,726,020	EUR	4,236,538	121,570
04/04/2014	DB	USD	10,516,619	JPY	1,065,754,182	(42,729)
04/04/2014	DB	USD	2,654,327	SGD	3,362,157	(2,029)
04/04/2014	JPM	USD	13,825,569	JPY	1,401,062,443	(56,377)
04/04/2014	MSCI	USD	3,298,823	CAD	3,628,484	(24,411)
04/04/2014	MSCI	USD	6,631,182	CHF	5,923,217	105,235
04/04/2014	MSCI	USD	12,700,826	JPY	1,288,230,763	(40,507)
04/04/2014	MSCI	USD	6,839,514	SGD	8,646,593	(18,492)
04/04/2014	SSB	USD	6,418,557	JPY	650,897,522	(21,745)
04/04/2014	SSB	USD	10,425,237	SGD	13,227,124	9,219

						$(2,770,678)

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

38	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). GMO’s Asset Allocation Team provides asset class forecasts and high-level investment oversight to the Fund.

Management Discussion and Analysis of Fund Performance

GMO International Small Companies Fund returned +31.3% for the fiscal year ended February 28, 2014, as compared with +26.3% for the MSCI EAFE Small Cap Index.

Country selection helped the Fund’s relative performance. An underweight to Australia, which underperformed, and overweights to Japan, Italy, and France, which outperformed, added value. The Fund’s emerging markets exposure had a negative impact.

Stock selection had a positive impact on the Fund’s relative performance. Holdings in U.K. leisure company Thomas Cook Group, Irish packaging company Smurfit Kappa Group, and Japanese technology company Seiko Epson were among the contributors to the Fund’s relative performance. Holdings in Japanese software company Gungho Online Entertainment and Indian luxury goods company Gitanjali Gems were among the detractors.

Sector selection (as a result of stock selection) added to relative performance. The Fund benefited from its underweight position in Energy, which underperformed, and overweight in Consumer Discretionary, which outperformed.

Currency selection had a positive impact on relative performance, mainly from the Fund’s underweight to the Australian dollar.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

40

GMO International Small Companies Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Small Companies Fund Class III Shares and the MSCI EAFE Small Cap + Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI EAFE Small Cap + Index represents the S&P Developed ex-U.S. Small Cap Index prior to May 30, 2008 and the MSCI EAFE Small Cap Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

41

GMO International Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.3%
Forward Currency Contracts	(0.1)
Preferred Stocks	1.9
Short-Term Investments	0.8
Rights/Warrants	0.0 ^
Other	0.1

100.0%

Country Summary*	% of Investments*
United Kingdom	20.2%
Japan	19.6
France	12.0
Germany	9.4
Italy	6.1
Switzerland	3.3
Australia	3.2
Spain	3.2
Netherlands	2.7
Canada	2.5
Hong Kong	1.9
Sweden	1.7
Greece	1.5
Ireland	1.5
South Korea	1.4
Russia	1.3
Brazil	1.0
Singapore	1.0
China	0.9
Denmark	0.8
Belgium	0.7
Norway	0.7
Israel	0.6
Portugal	0.6
Taiwan	0.5
Finland	0.3
New Zealand	0.3
Austria	0.2
India	0.2
Mexico	0.2
South Africa	0.2
Turkey	0.2
Czech Republic	0.1
Indonesia	0.0 ^
Malaysia	0.0 ^
Philippines	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Capital Goods	15.1%
Materials	9.4
Retailing	8.5
Insurance	5.9
Diversified Financials	5.9
Consumer Services	4.8
Automobiles & Components	4.7
Transportation	4.7
Utilities	4.5
Software & Services	4.3
Food & Staples Retailing	3.7
Energy	3.7
Media	3.5
Commercial & Professional Services	3.3
Banks	3.1
Real Estate	2.7
Pharmaceuticals, Biotechnology & Life Sciences	2.4
Food, Beverage & Tobacco	2.2
Semiconductors & Semiconductor Equipment	1.9
Technology Hardware & Equipment	1.8
Telecommunication Services	1.8
Consumer Durables & Apparel	1.3
Health Care Equipment & Services	0.6
Household & Personal Products	0.2

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

42

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 97.3%

	Australia — 3.2%
951,786	Arrium Ltd	1,316,262
124,891	Bank of Queensland Ltd	1,339,767
174,642	BlueScope Steel Ltd *	962,139
201,830	Challenger Ltd	1,122,427
208,829	Downer Edi Ltd	919,781
18,188	Flight Centre Travel Group Ltd	845,364
633,632	Goodman Fielder Ltd	353,705
63,807	JB Hi–Fi Ltd	1,045,726
596,156	Myer Holdings Ltd	1,398,801
20,100	REA Group Ltd	889,850
652,360	Seven West Media Ltd	1,290,652
236,119	TABCORP Holdings Ltd	748,804

	Total Australia	12,233,278

	Austria — 0.3%
6,900	Flughafen Wien AG	624,781
1,761,602	Immofinanz AG (Entitlement Shares) *	—
10,656	RHI AG	353,002

	Total Austria	977,783

	Belgium — 0.7%
30,526	Delhaize Group	2,191,919
10,673	GIMV NV	538,407
1,741	Tessenderlo Chemie NV *	19

	Total Belgium	2,730,345

	Brazil — 0.2%
29,400	Companhia de Saneamento de Minas Gerais-Copasa MG *	417,718
32,700	EDP-Energias Do Brasil SA	124,638
127,500	Electrobras (Centro)	272,187

	Total Brazil	814,543

	Canada — 2.4%
50,600	Celestica Inc *	495,353
30,300	Davis & Henderson Income Corp	842,260
19,100	Dorel Industries Inc – Class B	641,669
11,900	Empire Co Ltd	760,985
43,600	Ensign Energy Services Inc	697,332
38,200	Genworth MI Canada Inc	1,241,940
7,300	Industrial Alliance Insurance & Financial Services Inc	304,183
13,700	Methanex Corp	960,101
96,300	Precision Drilling Corp	1,060,144
67,700	RONA Inc	709,221
117,700	Sherritt International Corp	325,261
39,800	Superior Plus Corp	441,743

Shares	Description	Value ($)
	Canada — continued
63,625	Transcontinental Inc	856,722

	Total Canada	9,336,914

	China — 0.9%
200,000	Agile Property Holdings Ltd	170,698
210,000	China BlueChemical Ltd – Class H	123,047
384,000	China Shanshui Cement Group Ltd	136,205
115,000	CITIC Pacific Ltd	166,860
124,000	Cosco Pacific Ltd	166,507
1,632,000	GOME Electrical Appliances Holdings Ltd	273,904
120,800	Guangzhou R&F Properties Co Ltd – Class H	163,003
251,000	Huabao International Holdings Ltd	120,465
534,116	Jiangsu Future Land Co Ltd – Class B	260,317
349,000	Kingsoft Corp Ltd	1,186,076
47,000	Shanghai Industrial Holdings Ltd	160,408
1,848,173	Shenzhen Investment Ltd	619,987

	Total China	3,547,477

	Czech Republic — 0.1%
3,256	Pegas Nonwovens SA	100,535
15,000	Telefonica 02 Czech Republic AS	228,136

	Total Czech Republic	328,671

	Denmark — 0.8%
11,808	FLSmidth & Co A/S	619,508
8,510	Jyske Bank A/S *	511,313
9,413	Pandora A/S	636,880
33,707	Vestas Wind Systems A/S *	1,214,149

	Total Denmark	2,981,850

	Finland — 0.3%
5,882	Huhtamaki Oyj	169,476
36,576	Tieto Oyj	928,143

	Total Finland	1,097,619

	France — 11.9%
133,450	Alcatel-Lucent *	577,474
84,839	Alstom SA	2,282,854
115,235	Bouygues SA	4,638,154
15,851	Cap Gemini SA	1,238,514
24,459	Casino Guichard-Perrachon SA	2,770,665
43,808	CGG SA *	668,935
20,722	Groupe Steria SCA	433,292
40,328	Lagardere SCA	1,617,382
8,613	Neopost SA	790,479
289,988	Peugeot SA *	5,107,916
43,003	Plastic Omnium SA	1,484,781
24,914	Rallye SA	1,051,960
54,889	Rexel SA	1,384,302

See accompanying notes to the financial statements.	43

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	France — continued
26,936	SCOR	941,793
36,177	Societe Television Francaise 1	672,469
196,791	Solocal Group *	398,686
258,022	STMicroelectronics NV	2,340,249
160,207	Suez Environnement SA	3,201,597
48,678	Teleperformance	3,091,247
102,335	UbiSoft Entertainment SA *	1,672,215
18,926	Valeo SA	2,647,418
48,628	Vallourec SA	2,603,321
179,042	Veolia Environnement SA	3,382,492
2,937	Wendel	440,747

	Total France	45,438,942

	Germany — 8.8%
21,158	Aurubis AG	1,175,467
16,908	Bechtle AG	1,341,030
1,844	Bertrandt AG	270,713
14,084	Bilfinger & Berger SE	1,767,358
13,471	Celesio AG	474,462
180,697	Commerzbank AG *	3,264,832
127,551	Deutsche Lufthansa AG (Registered) *	3,298,789
30,637	Drillisch AG	1,067,908
13,849	Duerr AG	1,155,639
90,715	Freenet AG	3,062,860
13,880	Hannover Rueck SE	1,180,491
10,129	HeidelbergCement AG	833,346
5,098	Hochtief AG	473,598
102,184	K+S AG (Registered)	3,449,794
38,163	Kloeckner & Co SE *	586,933
19,650	Lanxess AG	1,457,041
17,472	Leoni AG	1,321,074
58,039	Metro AG *	2,400,599
10,858	Morphosys AG *	1,006,909
25,186	Nordex SE *	408,730
24,745	ProSiebenSat.1 Media AG (Registered)	1,177,898
78,429	Sky Deutschland AG *	819,864
13,550	Stada Arzneimittel AG	696,532
51,200	TUI AG	921,718

	Total Germany	33,613,585

	Greece — 1.4%
111,009	Alapis Holding Industrial and Commercial SA *	6,282
285,159	Intralot SA	844,495
99,120	Jumbo SA *	1,877,694
790,261	Marfin Investment Group Holdings SA *	518,913
71,597	Motor Oil (Hellas) Corinth Refineries SA	936,986
85,985	Public Power Corp SA	1,371,267

	Total Greece	5,555,637

Shares	Description	Value ($)
	Hong Kong — 1.8%
216,000	Great Eagle Holdings Ltd	734,417
9,018,000	Hanergy Solar Group Ltd *	1,257,078
326,400	HKR International Ltd	146,104
83,500	Kingboard Chemical Holdings Ltd	184,133
297,000	Kowloon Development Co Ltd	360,219
124,000	Luk Fook Holdings International Ltd	423,984
419,200	Man Wah Holdings Ltd	730,607
398,000	Melco International Development Ltd	1,428,351
612,000	Texwinca Holdings Ltd	574,599
25,000	VTech Holdings Ltd	282,208
896,000	Xinyi Glass Holdings Ltd	798,029

	Total Hong Kong	6,919,729

	India — 0.2%
657,940	Housing Development & Infrastructure Ltd *	448,145
275,905	Rain Industries Ltd	162,305

	Total India	610,450

	Indonesia — 0.0%
42,939,000	Bakrie & Brothers Tbk PT *	184,938

	Ireland — 1.5%
23,608	DCC Plc	1,249,348
492,904	Fyffes Plc	617,331
14,337	Glanbia Plc	216,886
106,204	Smurfit Kappa Group Plc	2,957,296
391,200	Total Produce Ltd	514,846

	Total Ireland	5,555,707

	Israel — 0.6%
309,967	Africa Israel Investments Ltd *	743,826
25,946	Gazit-Globe Ltd	337,342
716,995	Israel Discount Bank Ltd – Class A *	1,351,247

	Total Israel	2,432,415

	Italy — 5.9%
816,654	A2A SPA	1,058,314
57,830	Astaldi SPA	559,633
60,881	Autostrada Torino-Milano SPA	1,049,967
34,427	Azimut Holding SPA	1,147,488
31,256	Banca Generali SPA	1,018,934
94,093	Banca Popolare dell’ Emilia Romagna SC *	1,094,072
349,009	Banco Popolare Scarl *	765,919
25,038	Brembo SPA	754,365
56,036	Cementir SPA	481,854
72,999	Danieli & Co SPA – RSP	1,755,870
132,521	Finmeccanica SPA *	1,300,501
14,011	Gtech SPA	462,778
539,207	Iren SPA	925,758

44	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Italy — continued
115,010	Italcementi SPA-Di RISP	706,923
7,159	Italmobiliare SPA *	291,385
525,101	Mediaset SPA *	3,010,240
90,314	Mediolanum SPA	832,202
117,271	Recordati SPA	2,164,392
30,122	Safilo Group SPA *	666,317
79,421	Societa Iniziative Autostradali e Servizi SPA	895,653
208,289	Unipol Gruppo Finanziario SPA	1,476,397

	Total Italy	22,418,962

	Japan — 19.5%
129,500	Accordia Golf Co Ltd	1,685,819
9,150	Adastria Holdings Co Ltd	212,446
22,900	Alpen Co Ltd	389,180
80,900	BIC Camera Inc	473,872
30,400	Canon Marketing Japan Inc	396,545
57,900	Century Tokyo Leasing Corp	1,662,826
37,000	Chiba Kogyo Bank Ltd (The) *	236,362
15,700	Cocokara fine Inc	409,791
31,000	COLOPL Inc *	894,554
12,500	CROOZ Inc	705,400
275,300	Daiei Inc *	853,781
34,300	Daiichikosho Co Ltd	1,032,618
346,000	Daikyo Inc	764,894
112,100	DCM Holdings Co Ltd	712,870
336,000	DIC Corp	925,447
43,000	DMG Mori Seiki Co Ltd	712,805
144,400	Edion Corp	803,700
85,800	Fuji Oil Co Ltd	244,277
17,500	Fuji Soft Inc	358,443
375,000	Furukawa Co Ltd	677,277
119,600	Futaba Industrial Co Ltd *	531,657
35,200	Fuyo General Lease Co Ltd	1,188,598
108,000	GNI Group Ltd *	446,195
252,000	Godo Steel Ltd	417,479
87,500	Gulliver International Co Ltd	676,195
223,000	Gunze Ltd	588,316
273,000	Hanwa Co Ltd	1,208,245
431,000	Ishihara Sangyo Kaisha Ltd *	455,428
68,700	IT Holdings Corp	1,186,911
55,100	Itochu Enex Co Ltd	312,162
48,700	Izumi Co Ltd	1,421,286
123,000	JACCS Co Ltd	508,681
159	Japan Tissue Engineering Co Ltd *	559,457
77,000	J–Oil Mills Inc	203,102
19,700	K’s Holdings Corp	539,472
15,400	Kaga Electronics Co Ltd	198,586
37,200	Kakaku.com Inc	621,219
65,500	Kamei Corp	484,527
31,000	Kanamoto Co Ltd	882,369

Shares	Description	Value ($)
	Japan — continued
688,000	Kanematsu Corp	1,084,556
460,000	Kawasaki Kisen Kaisha Ltd	1,044,384
217	Kenedix Office Investment Corp (REIT)	1,079,610
29,200	Kewpie Corp	420,842
78,800	Kohnan Shoji Co Ltd	798,406
73,900	Kojima Co Ltd *	202,194
12,000	Komeri Co Ltd	294,170
45,200	Konaka Co Ltd	335,760
185,000	Krosaki Harima Corp	425,144
209,000	Kurabo Industries Ltd	370,674
64,000	Kurimoto Ltd	150,956
139,100	Leopalace21 Corp *	679,643
372,000	Maruha Nichiro Holdings Inc	640,925
73,000	Minebea Co Ltd	645,641
64,600	Misawa Homes Co Ltd	813,508
255,000	Mitsubishi Steel Manufacturing Co Ltd	590,381
561,000	Mitsui Engineer & Shipbuilding Co Ltd	1,162,503
208,000	Mitsui Mining & Smelting Co Ltd	547,538
199,000	Morinaga Milk Industry Co Ltd	628,569
25,000	Namura Shipbuilding Co Ltd	257,182
117,000	Nichias Corp	781,231
149,000	Nippon Chemi-Con Corp *	483,551
425,400	Nippon Coke & Engineering Co Ltd	545,419
628,100	Nippon Light Metal Co Ltd	867,583
64,000	Nippon Paint Co Ltd	983,998
95,000	Nippon Soda Co Ltd	510,608
75,000	Nippon Steel & Sumikin Texeng	269,120
36,000	Nippon Synthetic Chemical Industry Co Ltd	295,995
131,000	Nippon Flour Mills Co Ltd	665,579
79,100	Nipro Corp	697,985
140,000	Nishimatsu Construction Co Ltd	480,992
65,000	Nissan Shatai Co Ltd	900,653
68,000	Nissan Tokyo Sales Holdings Co Ltd	252,436
52,800	Nissan Chemical Industries Ltd	789,751
49,100	Nisshin Steel Holdings Co Ltd	485,054
332,000	NS United Kaiun Kaisha Ltd *	883,142
15,400	Obic Co Ltd	485,087
14,900	Okinawa Electric Power Co	499,518
288,300	Orient Corp *	583,892
489	ORIX JREIT Inc (REIT)	619,774
9,700	Osaka Steel Co Ltd	170,833
16,500	Pigeon Corp	744,504
98,000	Press Kogyo Co Ltd	394,576
73,600	Round One Corp	562,235
221,000	Ryobi Ltd	778,116
74,900	Sanix Inc *	809,996
20,300	Seiko Epson Corp	611,750
115,000	Seino Holdings Co Ltd	1,196,944
106,000	Shindengen Electric Manufacturing Co Ltd	518,517
73,400	Shinko Electric Industries Co Ltd	552,352

See accompanying notes to the financial statements.	45

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Japan — continued
167,000	ShinMaywa Industries Ltd	1,451,497
40,500	Showa Corp	523,959
70,400	Sodick Co Ltd	289,161
558,200	Sojitz Corp	991,000
39,100	Start Today Co Ltd	965,841
352,000	Takara Leben Co Ltd	1,040,491
106,000	TOA Corp *	214,386
29,700	Toho Holdings Co Ltd	613,195
79,100	Tokai Tokyo Financial Holdings	676,044
256,000	Tokuyama Corp	935,359
120,000	Tokyo Dome Corp	703,835
229,000	Tokyotokeiba Co Ltd	740,968
205,000	Topy Industries Ltd	351,361
87,000	Toshiba TEC Corp	574,390
441,000	Tosoh Corp	1,710,432
256,000	Toyo Tire & Rubber Co Ltd	1,867,581
25,900	TS Tech Co Ltd	847,977
57,500	T–Gaia Corp	553,791
89,000	Uchida Yoko Co Ltd	248,576
105,000	Uniden Corp *	287,395
99,000	UNY Co Ltd	589,172
22,500	Xebio Co Ltd	410,808
30,600	Zenkoku Hosho Co Ltd	696,004

	Total Japan	74,459,792

	Mexico — 0.2%
276,000	Compartamos SAB de CV	469,132
176,400	OHL Mexico SAB de CV *	446,296

	Total Mexico	915,428

	Netherlands — 2.7%
21,435	Boskalis Westminster	1,071,202
111,028	Delta Lloyd NV	3,162,752
23,321	Fugro NV	1,352,337
18,110	Koninklijke Ten Cate NV	598,609
183,706	Koninklijke BAM Groep NV	1,091,653
310,079	Koninklijke KPN NV *	1,105,133
244,795	PostNL NV *	1,165,722
28,101	SBM Offshore NV *	434,012
195,126	SNS REAAL NV * (a)	—
34,039	Tetragon Financial Group Ltd	386,810

	Total Netherlands	10,368,230

	New Zealand — 0.3%
106,541	AMP NZ Office Ltd	91,159
199,100	Fisher & Paykel Healthcare Corp Ltd	669,868
11,835	Xero Ltd *	398,522

	Total New Zealand	1,159,549

Shares	Description	Value ($)
	Norway — 0.7%
28,167	Cermaq ASA	310,859
15,066	Fred Olsen Energy ASA	493,455
2,314,499	REC Silicon ASA *	1,713,668

	Total Norway	2,517,982

	Philippines — 0.0%
1,373,300	Lopez Holding Corp	140,258

	Portugal — 0.6%
45,544	Portucel Empresa Produtora de Pasta e Papel SA	202,364
1,194,871	Sonae	2,147,089

	Total Portugal	2,349,453

	Russia — 0.8%
91,714	RusHydro JSC ADR	138,308
40,857	Severstal OAO GDR (Registered Shares)	338,058
67,412	Tatneft Sponsored ADR	2,429,170
91,334	VTB Bank OJSC GDR (Registered Shares)	209,564

	Total Russia	3,115,100

	Singapore — 1.0%
1,308,000	Ausgroup Ltd *	258,341
4,326,000	Blumont Group Ltd *	211,985
359,000	Ho Bee Land Ltd	621,039
157,000	Hong Leong Asia Ltd	166,095
299,000	Mapletree Commercial Trust (REIT)	285,615
386,000	Mapletree Industrial Trust (REIT)	411,445
958,000	Swiber Holdings Ltd *	492,418
851,000	Vard Holdings Ltd *	615,256
133,000	Wheelock Properties Ltd	163,839
456,676	Wing Tai Holdings Ltd	667,167

	Total Singapore	3,893,200

	South Africa — 0.2%
76,176	Basil Read Holdings Ltd	57,165
56,276	Gold Fields Ltd	213,356
108,351	Sibanye Gold Ltd	217,361
56,841	Stefanutti Stocks Holdings Ltd *	51,326
130,358	Super Group Ltd *	331,649

	Total South Africa	870,857

	South Korea — 1.4%
18,960	BS Financial Group Inc	282,733
5,460	Daelim Industrial Co Ltd	451,841
8,690	DGB Financial Group Inc	133,665
5,602	Dongbu Insurance Co Ltd	269,499
1,255	Dongwon Industries Co Ltd	396,859
6,330	Hanwha Corp	213,777

46	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	South Korea — continued
2,222	Hyosung Corp	151,668
7,210	KISCO Corp	187,367
5,085	KISWIRE Ltd	171,118
10,411	Kolon Corp	181,318
8,984	Kolon Industries Inc	449,891
4,770	LG International Corp	126,927
6,110	LIG Insurance Co Ltd	177,348
373	Namyang Dairy Products Co Ltd	298,696
2,305	Nong Shim Holdings Co Ltd	190,968
1,341	SeAH Holdings Corp	125,363
3,473	SeAH Steel Corp	350,154
1,243	Shinsegae Co Ltd	262,856
4,894	SK Gas Co Ltd	349,069
319	Taekwang Industrial Co Ltd	415,339

	Total South Korea	5,186,456

	Spain — 3.2%
64,849	ACS Actividades de Construccion y Servicios SA	2,326,205
155,228	Bankinter SA	1,253,083
13,427	Corp Financiera Alba SA	777,457
78,390	Enagas	2,277,582
160,796	Gamesa Corp Tecnologica SA *	1,804,972
84,718	Indra Sistemas SA	1,551,803
105,025	International Consolidated Airlines Group SA *	765,912
17,575	Red Electrica Corp SA	1,366,511

	Total Spain	12,123,525

	Sweden — 1.7%
66,829	ASecuritas AB – Class B	735,532
7,414	Axfood AB	421,663
9,170	Hexpol AB	826,326
28,847	Intrum Justitia AB	840,661
33,100	NCC AB – Class B	1,151,728
25,816	SAAB AB – Class B	713,952
85,732	Tele2 AB – B Shares	1,062,531
38,656	Trelleborg AB – Class B	761,136

	Total Sweden	6,513,529

	Switzerland — 3.3%
5,718	Actelion Ltd (Registered)	605,874
9,190	Baloise Holding Ltd	1,183,436
33,648	Clariant AG (Registered)	688,212
2,338	Fischer (George) AG (Registered)	1,871,984
27,966	Lonza Group AG (Registered)	2,951,317
3,967	Panalpina Welttransport Holding AG	656,682
13,412	Swiss Life Holding AG (Registered)	3,336,018
30,648	Transocean Ltd	1,292,025

	Total Switzerland	12,585,548

Shares	Description	Value ($)
	Taiwan — 0.5%
221,000	A-DATA Technology Co Ltd	535,268
135,000	Coretronic Corp	135,102
315,680	Kenda Rubber Industrial Co Ltd	769,211
126,000	L&K Engineering Co Ltd	119,125
103,000	Powertech Technology Inc	144,155
430,000	ProMOS Technologies Inc * (a) (b)	—
77,000	Tripod Technology Corp	147,913
238,000	Unimicron Technology Corp	168,513

	Total Taiwan	2,019,287

	Turkey — 0.2%
1,172,155	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS – Class D *	608,494

	United Kingdom — 20.0%
273,587	3i Group Plc	1,927,237
16,838	Alent Plc	87,401
130,179	Amlin Plc	979,194
108,350	Ashtead Group Plc	1,587,535
5,226	ASOS Plc *	607,965
67,654	Atkins WS Plc	1,677,631
470,526	Balfour Beatty Plc	2,510,356
171,861	Beazley Plc	759,096
79,855	Britvic Plc	1,038,634
85,200	Cape Plc	406,070
210,676	Carillion Plc	1,337,184
120,360	Catlin Group Ltd	1,069,086
243,394	Cobham Plc	1,215,071
126,726	Dairy Crest Group Plc	1,128,524
292,821	Darty Plc	567,343
584,264	Debenhams Plc	739,286
1,159,726	Dixons Retail Plc *	997,842
19,997	easyJet Plc	575,106
496,931	Enterprise Inns Plc *	1,289,240
801,170	FirstGroup Plc *	1,893,365
26,569	Go–Ahead Group Plc	961,891
192,377	Greencore Group Plc	858,967
53,411	Greene King Plc	821,861
227,271	Halfords Group Plc	1,788,227
383,755	Henderson Group Plc	1,635,215
907,856	Home Retail Group Plc	2,979,690
292,383	Howden Joinery Group Plc	1,857,333
103,532	ICAP Plc	759,609
255,816	Inchcape Plc	2,686,467
335,702	Intermediate Capital Group Plc	2,527,022
87,287	Interserve Plc	887,957
61,577	John Wood Group Plc	786,193
747,980	Johnston Press Plc *	331,457
132,091	Kazakhmys Plc	674,815
21,980	Keller Group Plc	467,132

See accompanying notes to the financial statements.	47

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United Kingdom — continued
223,731	Ladbrokes Plc	624,515
50,109	Lancashire Holdings Ltd	615,600
1,440,384	Man Group Plc	2,495,481
490,645	Marston’s Plc	1,228,033
102,896	Micro Focus International Plc	1,348,627
110,037	Mitie Group Plc	636,243
61,080	Mondi Plc	1,120,041
328,662	National Express Group Plc	1,672,478
51,435	Ocado Group Plc *	483,740
282,568	Pace Plc	1,963,335
74,915	Phoenix Group Holdings	941,269
82,273	Playtech Ltd	1,124,518
480,274	Premier Foods Plc *	1,158,737
1,049,304	Punch Taverns Plc *	193,279
103,552	Qinetiq Group Plc	397,488
389,419	Resolution Ltd	2,460,727
19,620	Rightmove Plc	904,331
701,922	RSA Insurance Group Plc	1,143,378
263,687	SIG Plc	932,677
537,548	Spirit Pub Co Plc	748,750
30,594	Sports Direct International Plc *	412,745
61,305	St James’s Place Plc	897,365
89,951	Stagecoach Group Plc	587,145
826,586	Thomas Cook Group Plc *	2,559,953
292,629	Trinity Mirror Plc *	1,117,291
233,841	TUI Travel Plc	1,749,811
204,558	Tullett Prebon Plc	1,147,333
133,500	Vesuvius Plc	1,047,152
127,545	WH Smith Plc	2,495,587

	Total United Kingdom	76,624,631

	TOTAL COMMON STOCKS (COST $310,290,824)	372,230,164

	PREFERRED STOCKS — 1.9%

	Brazil — 0.8%
20,000	AES Tiete SA	148,315
36,300	Bradespar SA	330,562
103,400	Centrais Eletricas Brasileiras SA – Class B	400,978
25,700	Companhia Energetica de Sao Paulo – Class B	246,622
20,300	Companhia Paranaense de Energia – Class B	218,840
158,300	Eletropaulo Metropolitana SA	542,383
91,000	Metalurgica Gerdau SA	695,904
136,200	Oi SA	209,062
37,400	Usinas Siderrurgicas de Minas Gerais SA *	156,021

	Total Brazil	2,948,687

Shares / Par Value		Description	Value ($)
		Germany — 0.5%
	5,006	Biotest AG	632,799
	17,568	Jungheinrich AG	1,295,163

		Total Germany	1,927,962

		Italy — 0.2%
	107,373	Unipol Gruppo Finanziario SPA	680,454

		Russia — 0.4%
	787	Transneft	1,776,106

		TOTAL PREFERRED STOCKS (COST $6,547,236)	7,333,209

		RIGHTS/WARRANTS — 0.0%

		Malaysia — 0.0%
	11,833	Coastal Contracts Warrants, Expires 07/18/16*	5,634

		TOTAL RIGHTS/WARRANTS (COST $0)	5,634

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.6%
EUR	17,150	Bank of Nova Scotia (Toronto) Time Deposit, 0.02%, due 03/03/14	23,672
AUD	42,965	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.74%, due 03/03/14	38,340
CAD	14,008	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.28%, due 03/03/14	12,651
DKK	54	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 03/03/14	10
JPY	695,800	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	6,837
USD	205,381	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 03/03/14	205,381
USD	1,896,849	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	1,896,849

		Total Time Deposits	2,183,740

		U.S. Government — 0.2%
	530,000	U.S. Treasury Bill, 0.04%, due 04/10/14 (c)	529,977
	70,000	U.S. Treasury Bill, 0.03%, due 05/15/14 (c)	69,996
	230,000	U.S. Treasury Bill, 0.08%, due 04/17/14 (c)	229,975

		Total U.S. Government	829,948

		TOTAL SHORT-TERM INVESTMENTS (COST $3,013,688)	3,013,688

		TOTAL INVESTMENTS — 100.0% (Cost $319,851,748)	382,582,695
		Other Assets and Liabilities (net) — 0.0%	105,514

		TOTAL NET ASSETS — 100.0%	$382,688,209

48	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BBH	AUD	3,543,960	USD	3,143,493	$(12,167)
04/04/2014	BCLY	AUD	1,664,368	USD	1,477,459	(4,549)
04/04/2014	BNYM	AUD	1,611,276	USD	1,429,508	(5,226)
04/04/2014	BOA	AUD	1,594,408	USD	1,414,415	(5,298)
04/04/2014	JPM	AUD	792,375	USD	701,940	(3,616)
04/04/2014	MSCI	AUD	3,051,937	USD	2,706,784	(10,761)
04/04/2014	BBH	CAD	853,223	USD	769,134	(831)
04/04/2014	BOA	CAD	1,649,161	USD	1,486,012	(2,222)
04/04/2014	DB	CAD	743,049	USD	669,685	(856)
04/04/2014	JPM	CAD	2,489,547	USD	2,243,668	(2,946)
04/04/2014	MSCI	CAD	1,283,184	USD	1,156,674	(1,295)
04/04/2014	RBS	CAD	1,404,263	USD	1,264,954	(2,280)
04/04/2014	BBH	CHF	1,251,536	USD	1,384,917	(38,442)
04/04/2014	BCLY	CHF	789,552	USD	873,215	(24,735)
04/04/2014	BNYM	CHF	1,574,271	USD	1,741,874	(48,529)
04/04/2014	BOA	CHF	801,515	USD	886,240	(25,316)
04/04/2014	DB	CHF	1,102,449	USD	1,220,468	(33,336)
04/04/2014	MSCI	CHF	1,429,932	USD	1,581,603	(44,645)
04/04/2014	RBS	CHF	167,038	USD	184,678	(5,293)
04/04/2014	SSB	CHF	797,528	USD	881,948	(25,073)
04/04/2014	DB	EUR	999,863	USD	1,366,893	(13,194)
04/04/2014	BCLY	GBP	1,151,950	USD	1,927,080	(1,461)
04/04/2014	DB	GBP	567,379	USD	944,064	(5,815)
04/04/2014	MSCI	GBP	3,524,436	USD	5,745,254	(155,191)
04/04/2014	BOA	JPY	349,566,352	USD	3,432,007	(3,419)
04/04/2014	MSCI	JPY	116,522,118	USD	1,144,871	(271)
04/04/2014	BOA	NZD	1,013,775	USD	823,843	(24,117)
04/04/2014	BBH	SEK	24,596,790	USD	3,806,315	(27,901)
04/04/2014	BNYM	SEK	2,408,346	USD	368,480	(6,940)
04/04/2014	DB	SEK	2,444,836	USD	374,320	(6,787)

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	MSCI	SEK	2,444,836	USD	374,658	$(6,450)
04/04/2014	BBH	USD	964,561	CAD	1,060,224	(7,795)
04/04/2014	BBH	USD	471,047	EUR	348,498	9,976
04/04/2014	BBH	USD	1,809,326	JPY	183,409,584	(6,836)
04/04/2014	BBH	USD	608,755	NOK	3,842,641	30,711
04/04/2014	BCLY	USD	1,585,186	AUD	1,760,750	(17,356)
04/04/2014	BCLY	USD	4,105,959	JPY	421,076,477	32,246
04/04/2014	BCLY	USD	731,500	SGD	921,818	(4,307)
04/04/2014	BNYM	USD	1,574,127	AUD	1,760,749	(6,298)
04/04/2014	BNYM	USD	1,153,646	EUR	853,762	24,781
04/04/2014	BNYM	USD	2,714,288	JPY	275,223,326	(9,481)
04/04/2014	BNYM	USD	918,889	SGD	1,164,830	8
04/04/2014	BOA	USD	964,606	CAD	1,060,224	(7,840)
04/04/2014	BOA	USD	3,586,769	JPY	370,092,792	50,384
04/04/2014	BOA	USD	2,185,354	SGD	2,772,012	1,398
04/04/2014	DB	USD	1,481,017	EUR	1,095,767	31,444
04/04/2014	DB	USD	2,150,950	JPY	217,977,240	(8,739)
04/04/2014	DB	USD	1,060,105	SGD	1,343,924	74
04/04/2014	JPM	USD	1,929,006	CAD	2,120,444	(15,478)
04/04/2014	JPM	USD	1,570,472	JPY	159,149,313	(6,404)
04/04/2014	JPM	USD	633,140	SGD	803,634	822
04/04/2014	MSCI	USD	964,569	CAD	1,060,222	(7,804)
04/04/2014	MSCI	USD	3,526,405	JPY	357,679,364	(11,247)
04/04/2014	MSCI	USD	1,352,803	SGD	1,710,718	(3,272)
04/04/2014	RBS	USD	964,663	CAD	1,060,222	(7,898)
04/04/2014	SSB	USD	197,927	EUR	146,526	4,319
04/04/2014	SSB	USD	1,808,618	JPY	183,409,583	(6,127)
04/04/2014	SSB	USD	335,858	SGD	426,123	297

						$(489,384)

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	Bankrupt issuer.

(c)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

See accompanying notes to the financial statements.	49

GMO Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Quality Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes.

Class III shares of GMO Quality Fund returned +18.4% for the fiscal year ended February 28, 2014, as compared with +25.4% for the S&P 500 Index.

Stock selection had a negative impact on returns relative to the S&P 500 Index. Selections in Health Care, Consumer Staples, and Consumer Discretionary were among the leading detractors. Overweight positions in Google and Microsoft and not owning AT&T added to relative returns. Overweight positions in Phillip Morris International, Coca-Cola, and IBM detracted from relative returns.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an overweight in Health Care and underweight positions in Telecommunication Services and Utilities. Sector weightings negatively impacting relative performance included an overweight position in Consumer Staples and underweight positions in Consumer Discretionary and Industrials.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

50

GMO Quality Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Quality Fund Class III Shares and the S&P 500 Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

51

GMO Quality Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.8%
Short-Term Investments	1.4
Affiliated Securities	0.0 ^
Other	(0.2)

100.0%

Country Summary*	% of Investments
United States	88.9%
United Kingdom	4.4
Switzerland	3.4
Japan	1.8
Germany	0.6
Netherlands	0.5
France	0.3
Sweden	0.1

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Software & Services	24.0%
Pharmaceuticals, Biotechnology & Life Sciences	15.6
Food, Beverage & Tobacco	13.8
Health Care Equipment & Services	10.2
Technology Hardware & Equipment	8.8
Household & Personal Products	6.2
Capital Goods	5.8
Energy	4.9
Food & Staples Retailing	4.4
Retailing	1.8
Consumer Services	1.6
Consumer Durables & Apparel	1.2
Materials	0.9
Telecommunication Services	0.8

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

52

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 98.8%

	Capital Goods — 5.7%
1,618,700	3M Co.	218,087,451
1,100,700	Danaher Corp.	84,192,543
1,575,400	Emerson Electric Co.	102,810,604
793,200	Illinois Tool Works, Inc.	65,439,000
216,200	Precision Castparts Corp.	55,753,656
1,280,900	United Technologies Corp.	149,890,918
88,100	WW Grainger, Inc.	22,467,262

	Total Capital Goods	698,641,434

	Consumer Durables & Apparel — 1.2%
134,833	LVMH Moet Hennessy Louis Vuitton SA	24,932,127
1,305,740	Nike, Inc. – Class B	102,239,442
34,164	Swatch Group AG	22,751,846

	Total Consumer Durables & Apparel	149,923,415

	Consumer Services — 1.6%
1,613,100	McDonald’s Corp.	153,486,465
532,900	Starbucks Corp.	37,814,584

	Total Consumer Services	191,301,049

	Energy — 4.8%
3,608,170	Chevron Corp.	416,130,246
1,810,900	Exxon Mobil Corp.	174,335,343

	Total Energy	590,465,589

	Food & Staples Retailing — 4.4%
690,600	Costco Wholesale Corp.	80,662,080
1,009,900	CVS Caremark Corp.	73,864,086
1,710,709	Sysco Corp.	61,619,738
3,649,600	Wal-Mart Stores, Inc.	272,625,120
645,600	Walgreen Co.	43,868,520

	Total Food & Staples Retailing	532,639,544

	Food, Beverage & Tobacco — 13.7%
2,150,148	British American Tobacco Plc	117,207,577
10,546,500	Coca-Cola Co. (The)	402,876,300
1,004,800	General Mills, Inc.	50,270,144
1,789,500	Japan Tobacco Inc	56,995,090
783,800	Lorillard, Inc.	38,453,228
1,862,844	Nestle SA (Registered)	140,728,826
3,155,211	PepsiCo, Inc.	252,637,745
6,792,130	Philip Morris International, Inc.	549,551,238
1,573,014	Unilever NV	62,204,514

	Total Food, Beverage & Tobacco	1,670,924,662

	Health Care Equipment & Services — 10.1%
4,739,005	Abbott Laboratories	188,517,619
1,117,400	Baxter International, Inc.	77,659,300

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
543,900	Becton, Dickinson and Co.	62,668,158
741,100	Covidien Plc	53,322,145
3,940,580	Express Scripts Holding Co. *	296,765,080
332,765	Laboratory Corp. of America Holdings *	31,126,838
2,537,330	Medtronic, Inc.	150,362,176
841,100	Stryker Corp.	67,489,864
2,329,844	UnitedHealth Group, Inc.	180,027,046
623,800	WellPoint, Inc.	56,510,042
694,267	Zimmer Holdings, Inc.	65,150,015

	Total Health Care Equipment & Services	1,229,598,283

	Household & Personal Products — 6.1%
251,253	Church & Dwight Co., Inc.	17,080,179
2,633,300	Colgate-Palmolive Co.	165,450,239
530,900	Kimberly-Clark Corp.	58,584,815
97,366	L’Oreal SA	16,495,336
5,939,500	Procter & Gamble Co. (The)	467,201,070
240,473	Reckitt Benckiser Group Plc	19,782,287

	Total Household & Personal Products	744,593,926

	Materials — 0.8%
798,200	Monsanto Co.	87,817,964
45,121	Syngenta AG (Registered)	16,425,879

	Total Materials	104,243,843

	Pharmaceuticals, Biotechnology & Life Sciences — 15.4%
377,000	Allergan, Inc.	47,879,000
1,294,113	Amgen, Inc.	160,495,894
2,742,960	AstraZeneca Plc	186,458,840
2,342,600	Bristol-Myers Squibb Co.	125,961,602
1,917,400	Eli Lilly & Co.	114,296,214
791,200	Gilead Sciences, Inc. *	65,503,448
7,233,319	GlaxoSmithKline Plc	202,602,579
6,001,400	Johnson & Johnson	552,848,968
1,250,900	Merck & Co., Inc.	71,288,791
1,946,169	Novartis AG (Registered)	161,979,805
3,819,639	Pfizer, Inc.	122,648,608
228,912	Roche Holding AG (Non Voting)	70,482,001

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,882,445,750

	Retailing — 1.8%
698,800	Bed Bath & Beyond, Inc. *	47,392,616
104,000	Fast Retailing Co., Ltd.	36,003,845
288,700	Genuine Parts Co.	25,431,583
315,911	Hennes & Mauritz AB – Class B	14,225,636
649,600	Target Corp.	40,625,984
916,178	TJX Cos, Inc. (The)	56,308,300

	Total Retailing	219,987,964

See accompanying notes to the financial statements.	53

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Software & Services — 23.7%
1,199,900	Accenture Plc – Class A	100,011,665
746,800	Adobe Systems, Inc. *	51,237,948
382,900	Automatic Data Processing, Inc.	29,781,962
465,500	Cognizant Technology Solutions Corp. – Class A *	48,439,930
2,028,200	eBay, Inc. *	119,197,314
491,800	Google, Inc. – Class A *	597,856,670
3,290,670	International Business Machines Corp.	609,333,364
534,000	Intuit, Inc.	41,732,100
973,900	Mastercard, Inc. – Class A	75,691,508
15,184,800	Microsoft Corp.	581,729,688
14,002,300	Oracle Corp.	547,629,953
881,913	SAP AG	70,934,135
3,485,000	Yahoo! Japan Corp.	22,096,405

	Total Software & Services	2,895,672,642

	Technology Hardware & Equipment — 8.7%
547,418	Apple, Inc.	288,073,248
16,516,131	Cisco Systems, Inc.	360,051,656
4,335,100	EMC Corp.	114,316,587
1,637,600	Hewlett-Packard Co.	48,931,488
3,312,058	Qualcomm, Inc.	249,364,847

	Total Technology Hardware & Equipment	1,060,737,826

	Telecommunication Services — 0.8%
635,200	KDDI Corp.	38,846,049
3,649,699	NTT Docomo, Inc.	60,831,517

	Total Telecommunication Services	99,677,566

	TOTAL COMMON STOCKS (COST $10,114,758,496)	12,070,853,493

	SHORT-TERM INVESTMENTS — 1.4%

	Short-Term Investments — 1.4%
169,233,996	State Street Institutional Treasury Money Market Fund – Institutional Class, 0.00% (a)	169,233,996

	TOTAL SHORT-TERM INVESTMENTS (COST $169,233,996)	169,233,996

	TOTAL INVESTMENTS — 100.2% (Cost $10,283,992,492)	12,240,087,489
	Other Assets and Liabilities (net) — (0.2%)	(28,873,953)

	TOTAL NET ASSETS — 100.0%	$12,211,213,536

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

54	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Resources Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). GMO’s Asset Allocation Team provides asset class forecasts and high-level investment oversight to the Fund.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Resources Fund returned +4.5% for the period ended February 28, 2014, as compared with +2.9% for the MSCI ACWI Commodity Producers.

Relative to the Index, stocks chosen within Materials and Consumer Staples underperformed, although stocks selected within Industrials and Utilities outperformed. Overweight positions in French electric utility Électricité de France, Denmark’s energy equipment maker Vestas Wind Systems, and Spanish utility Iberdrola were positive contributors. An overweight position in Brazil’s mining company Vale, and underweight positions in energy companies ExxonMobil and EOG Resources in the U.S. were among the detractors.

Country selection helped relative performance, mainly from the overweight exposures to Japan and Denmark, which outperformed. The Fund’s underweight to the U.S., which outperformed, had a negative impact, as did the Fund’s exposure to emerging markets.

Sector selection (as a result of stock selection) added value. Overweights to Utilities and Industrials, both of which outperformed, helped. An underweight position in Energy, which outperformed, hurt.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

56

GMO Resources Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Resources Fund Class III Shares and the

MSCI ACWI Commodity Producers

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

57

GMO Resources Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.5%
Preferred Stocks	2.9
Mutual Funds	1.0
Short-Term Investments	0.5
Other	0.1

100.0%

Country Summary*	% of Equity Investments
United States	21.1%
United Kingdom	16.7
Japan	14.2
Russia	6.2
Norway	6.1
France	5.5
Brazil	5.4
Canada	5.0
Spain	3.6
Italy	2.5
China	2.3
Singapore	1.5
Poland	1.4
Czech Republic	1.2
Germany	1.1
Austria	1.0
Israel	0.6
South Africa	0.6
Thailand	0.6
Turkey	0.6
Denmark	0.5
Netherlands	0.5
Australia	0.4
Sweden	0.4
Hungary	0.3
Belgium	0.2
Greece	0.2
Taiwan	0.2
Argentina	0.1

100.0%

Industry Group Summary	% of Equity Investments**
Energy	46.9%
Materials	26.1
Capital Goods	17.2
Utilities	6.3
Food, Beverage & Tobacco	3.3
Real Estate	0.2

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

58

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)

	COMMON STOCKS — 95.5%

	Argentina — 0.1%
30,900	Cresud SA Sponsored ADR	290,460

	Australia — 0.4%
325,605	Incitec Pivot Ltd	914,910

	Austria — 1.0%
39,134	OMV AG	1,778,274
15,698	Verbund AG	331,769

	Total Austria	2,110,043

	Belgium — 0.2%
95,122	Nyrstar	384,888

	Brazil — 2.5%
329,400	Petroleo Brasileiro SA (Petrobras)	1,829,879
256,700	Vale SA	3,624,853

	Total Brazil	5,454,732

	Canada — 4.9%
37,600	Agrium Inc	3,463,221
22,000	Calfrac Well Services Ltd	713,068
35,300	Ensign Energy Services Inc	564,583
14,300	First Quantum Minerals Ltd	277,399
124,400	Ithaca Energy Inc *	308,950
43,300	Pacific Rubiales Energy Corp	596,338
93,400	Precision Drilling Corp	1,028,218
128,600	Sherritt International Corp	355,383
24,300	Talisman Energy Inc	250,176
68,000	Teck Resources Ltd – Class B	1,512,544
22,700	Total Energy Services Inc	440,757
35,800	TransGlobe Energy Corp *	265,760
54,700	Trinidad Drilling Ltd	547,840
64,500	Western Energy Services Corp	541,723

	Total Canada	10,865,960

	China — 2.3%
3,481,000	Asian Citrus Holdings Ltd	839,935
148,000	China Oilfield Services Ltd – Class H	402,143
1,303,000	CNOOC Ltd	2,133,159
658,000	First Tractor Co Ltd – Class H	418,149
3,036,000	Minmetals Resources Ltd *	517,440
4,390,000	Sinofert Holdings Ltd	674,926

	Total China	4,985,752

	Czech Republic — 1.2%
97,952	CEZ AS	2,639,376

Shares	Description	Value ($)
	Denmark — 0.5%
32,306	Vestas Wind Systems A/S *	1,163,684

	France — 5.4%
112,585	Electricite de France SA	4,466,878
114,481	Total SA	7,427,425

	Total France	11,894,303

	Germany — 1.1%
12,837	Aurubis AG	713,180
51,298	K+S AG	1,731,852

	Total Germany	2,445,032

	Greece — 0.2%
50,105	Mytilineos Holdings SA *	484,819

	Hungary — 0.2%
8,877	MOL Hungarian Oil and Gas Plc	521,200

	Israel — 0.6%
150,092	Israel Chemicals Ltd	1,274,139

	Italy — 2.5%
285,944	CNH Industrial NV *	3,142,180
83,729	ENI SPA	2,010,049
12,096	Saipem SPA	284,170

	Total Italy	5,436,399

	Japan — 14.0%
15,800	Asahi Holdings Inc	266,637
32,000	Dowa Holdings Co Ltd	266,275
82,300	INPEX Corp	1,045,761
411,300	Itochu Corp	5,125,584
6,400	Japan Petroleum Exploration Co	234,672
13,500	Kurita Water Industries Ltd	285,445
582,000	Marubeni Corp	4,091,579
237,000	Mitsubishi Materials Corp	745,356
281,200	Mitsubishi Corp	5,397,194
378,900	Mitsui & Co Ltd	5,841,040
366,000	Mitsui Mining & Smelting Co Ltd	963,456
26,000	Nihon Nohyaku Co Ltd	353,654
78,000	Nittetsu Mining Co Ltd	323,013
35,500	Shinko Plantech Co Ltd	275,116
331,100	Sumitomo Corp	4,380,048
93,000	Sumitomo Metal Mining Co Ltd	1,217,406

	Total Japan	30,812,236

	Netherlands — 0.5%
6,101	Fugro NV	353,784
52,075	SBM Offshore NV *	804,284

	Total Netherlands	1,158,068

See accompanying notes to the financial statements.	59

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Norway — 6.0%
198,929	Austevoll Seafood ASA	1,177,522
258,332	BW Offshore Ltd	320,103
28,015	Cermaq ASA	309,182
17,847	Fred Olsen Energy ASA	584,541
37,935	Petroleum Geo–Services ASA	412,985
320,382	Polarcus Ltd *	220,724
68,835	ProSafe SE	495,674
71,004	Salmar ASA *	918,727
133,423	Statoil ASA	3,519,169
29,197	TGS Nopec Geophysical Co ASA	919,701
107,329	Yara International ASA	4,351,613

	Total Norway	13,229,941

	Poland — 1.3%
30,765	Jastrzebska Spolka Weglowa SA	525,396
62,145	KGHM Polska Miedz SA	2,407,140

	Total Poland	2,932,536

	Russia — 6.1%
629,809	Gazprom OAO Sponsored ADR	4,841,435
68,840	Lukoil OAO Sponsored ADR	3,778,518
145,312	Phosagro OAO GDR	1,638,153
282,356	Rosneft OJSC GDR (Registered)	1,903,174
35,487	Tatneft Sponsored ADR	1,278,763

	Total Russia	13,440,043

	Singapore — 1.5%
233,000	First Resources Ltd	406,845
4,675,000	Golden Agri-Resources Ltd	2,049,359
713,000	Indofood Agri Resources Ltd	490,017
656,000	Swiber Holdings Ltd *	337,188

	Total Singapore	3,283,409

	South Africa — 0.6%
20,294	Sasol Ltd	1,030,385
18,047	Tongaat Hulett Ltd	183,384

	Total South Africa	1,213,769

	Spain — 3.5%
82,949	Endesa SA	2,721,338
529,568	Iberdrola SA	3,507,563
60,604	Repsol YPF SA	1,517,879

	Total Spain	7,746,780

	Sweden — 0.4%
54,703	Boliden AB	866,670

	Taiwan — 0.2%
670,000	Sinon Corp	365,081

Shares	Description	Value ($)
	Thailand — 0.5%
104,564	PTT Exploration & Production Pcl (Foreign Registered)	494,140
78,700	PTT Pcl (Foreign Registered)	707,460

	Total Thailand	1,201,600

	Turkey — 0.6%
520,520	Gubre Fabrikalari TAS *	810,218
438,234	Koza Anadolu Metal Madencilik Isletmeleri AS *	445,038

	Total Turkey	1,255,256

	United Kingdom — 16.4%
120,035	Afren Plc *	326,535
387,816	Amerisur Resources Plc *	389,053
174,610	Anglo American Plc	4,459,481
83,247	BHP Billiton Plc	2,682,787
966,135	BP Plc	8,164,858
84,416	Enquest Plc *	206,441
13,300	Ensco Plc – Class A	700,378
213,897	Kazakhmys Plc	1,092,739
72,445	Premier Oil Plc	382,504
146,709	Rio Tinto Plc	8,412,392
148,452	Royal Dutch Shell Plc A Shares (London)	5,404,407
98,325	Royal Dutch Shell Plc B Shares (London)	3,825,088

	Total United Kingdom	36,046,663

	United States — 20.8%
64,500	AGCO Corp.	3,384,960
32,300	Apache Corp.	2,561,067
8,500	Atwood Oceanics, Inc. *	402,815
21,500	Baker Hughes, Inc.	1,360,520
25,200	Basic Energy Services, Inc. *	601,020
28,700	C&J Energy Services, Inc. *	741,895
35,000	Chevron Corp.	4,036,550
65,500	Chiquita Brands International, Inc. *	716,570
4,700	Cimarex Energy Co.	543,837
56,900	ConocoPhillips	3,783,850
37,100	Deere & Co.	3,188,003
18,700	Denbury Resources, Inc.	305,932
19,600	Devon Energy Corp.	1,262,632
6,500	Energen Corp.	522,860
30,900	Exxon Mobil Corp.	2,974,743
100,300	Freeport–McMoRan Copper & Gold, Inc.	3,271,786
22,800	Hess Corp.	1,824,684
15,300	Joy Global, Inc.	841,500
58,300	Key Energy Services, Inc. *	527,032
60,500	Kodiak Oil & Gas Corp. *	714,505
41,400	Marathon Oil Corp.	1,386,900
17,000	Mosaic Co. (The)	830,620
20,400	Nabors Industries Ltd	469,608

60	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value		Description	Value ($)
		United States — continued
	4,300	National Oilwell Varco, Inc.	331,272
	31,900	Newfield Exploration Co. *	899,261
	25,600	Noble Corp Plc	794,880
	9,300	Occidental Petroleum Corp.	897,636
	5,200	Oil States International, Inc. *	493,584
	77,300	Parker Drilling Co. *	623,811
	41,900	Pioneer Energy Services Corp. *	477,660
	4,400	SM Energy Co.	324,500
	17,600	Stone Energy Corp. *	632,544
	41,800	Superior Energy Services, Inc.	1,236,862
	17,500	Unit Corp. *	1,074,500
	17,300	W&T Offshore, Inc.	260,711
	44,600	Weatherford International Ltd. *	743,482
	9,200	Whiting Petroleum Corp. *	632,132

		Total United States	45,676,724

		TOTAL COMMON STOCKS (COST $204,384,462)	210,094,473

		PREFERRED STOCKS — 2.9%

		Brazil — 2.9%
	342,800	Petroleo Brasileiro SA (Petrobras)	1,991,542
	347,587	Vale SA	4,323,424

		Total Brazil	6,314,966

		TOTAL PREFERRED STOCKS (COST $8,140,583)	6,314,966

		MUTUAL FUNDS — 1.0%

		United States — 1.0%
		Affiliated Issuers
	87,480	GMO U.S. Treasury Fund	2,187,000

		TOTAL MUTUAL FUNDS (COST $2,187,000)	2,187,000

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.1%
CAD	1,000	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.28%, due 03/03/14	903
EUR	10,411	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/03/14	14,370
NOK	69,142	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.60%, due 03/03/14	11,521
ZAR	290	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.26%, due 03/03/14	27
USD	202,169	DnB Nor Bank (Oslo) Time Deposit, 0.06%, due 03/03/14	202,169

		Total Time Deposits	228,990

Par Value	Description	Value ($)
	U.S. Government — 0.4%
170,000	U.S. Treasury Bill, 0.03%, due 05/15/14 (a)	169,990
850,000	U.S. Treasury Bill, 0.05%, due 04/10/14 (a)	849,950

	Total U.S. Government	1,019,940

	TOTAL SHORT-TERM INVESTMENTS (COST $1,248,930)	1,248,930

	TOTAL INVESTMENTS — 99.9% (Cost $215,960,975)	219,845,369
	Other Assets and Liabilities (net) — 0.1%	158,522

	TOTAL NET ASSETS — 100.0%	$220,003,891

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

See accompanying notes to the financial statements.	61

GMO Risk Premium Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI World Index is included for comparative purposes.

Class III shares of GMO Risk Premium Fund returned +6.4% for the fiscal year ended February 28, 2014, as compared with +21.7% for the MSCI World Index.

Because the Fund gains its investment exposure by writing (selling) options on equity indices, the Fund does not benefit from appreciation in equity markets. Accordingly, during periods when equity markets rise sharply, such as the Fund’s fiscal period, the Fund will underperform the equity markets.

The Fund’s geographic exposure during the fiscal year was mainly in the U.S., Europe ex-U.K., and Japan, with smaller exposures in the U.K., Australia, and Hong Kong.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

62

GMO Risk Premium Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Risk Premium Fund Class III Shares and the MSCI World Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .15% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from November 15, 2012 to December 14, 2012, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

63

GMO Risk Premium Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Mutual Funds	36.3%
Short-Term Investments	10.7
Written Options	(1.0)
Other	54.0

100.0%

64

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	MUTUAL FUNDS — 36.3%

	Affiliated Issuers
11,130,121	GMO U.S. Treasury Fund	278,253,028

	TOTAL MUTUAL FUNDS (COST $278,323,000)	278,253,028

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 10.7%
81,850,423	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	81,850,423

	TOTAL SHORT-TERM INVESTMENTS (COST $81,850,423)	81,850,423

	TOTAL INVESTMENTS — 47.0% (Cost $360,173,423)	360,103,451
	Other Assets and Liabilities (net) — 53.0%	406,545,768	(b)

	TOTAL NET ASSETS — 100.0%	$766,649,219

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	482	03/21/2014	Euro STOXX 50, Strike 3,150	$420,433	$(333,312)
Put	6,011	03/21/2014	Euro STOXX 50, Strike 3,125	4,094,851	(3,229,223)
Put	714	03/21/2014	FTSE 100, Strike 6,825	1,173,831	(1,170,612)
Put	60	03/21/2014	FTSE 100, Strike 6,800	108,908	(85,261)
Put	1	03/21/2014	FTSE 100, Strike 6,650	1,248	(537)
Put	87	03/28/2014	Hang Seng, Strike 22,400	205,584	(126,152)
Put	14	03/28/2014	Hang Seng, Strike 22,200	33,615	(15,569)
Put	742	03/14/2014	Nikkei 225, Strike 14,500	2,363,752	(951,458)
Put	95	03/22/2014	S&P 500, Strike 1,845	218,175	(144,400)
Put	1,245	03/22/2014	S&P 500, Strike 1,840	3,048,896	(1,581,150)
Put	96	03/20/2014	S&P ASX 200, Strike 5,450	64,803	(68,761)
Put	9	03/20/2014	S&P ASX 200, Strike 5,425	5,781	(5,392)
Put	638	03/20/2014	S&P ASX 200, Strike 5,300	180,387	(140,879)
Put	8	03/21/2014	S&P TSX 60, Strike 800	473	(246)

				$11,920,737	$(7,852,952)

As of February 28, 2014 for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(b)	Amount primarily comprised of cash collateral related to the Fund’s use of options (See “Derivative financial instruments”).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

See accompanying notes to the financial statements.	65

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). GMO’s Asset Allocation Team provides asset class forecasts and high-level investment oversight to the Fund.

Management Discussion and Analysis of Fund Performance

GMO Tax-Managed International Equities Fund returned +27.4% for the fiscal year ended February 28, 2014, as compared with +19.3% for the MSCI EAFE Index.

Country selection had a positive impact on relative performance. Overweights to Japan, Italy, and Spain, which outperformed, and an underweight to Australia, which underperformed, were among the contributors.

Stock selection had a positive impact on performance relative to the benchmark. Overweight positions in U.K. pharmaceutical AstraZeneca, French energy company Total, and Japanese telecommunications services company KDDI contributed. Detractors included an underweight position in Swiss pharmaceutical Roche and an overweight position in Japanese energy company JX Holdings.

Sector selection (as a result of stock selection) had a positive impact on performance relative to the benchmark. An overweight position in Telecommunication Services, which outperformed, and underweight positions in Consumer Staples and Materials, which underperformed, contributed.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

66

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in GMO Tax-Managed International Equities Fund Class III Shares and the MSCI EAFE Index As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

67

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.8%
Preferred Stocks	2.4
Mutual Funds	1.5
Short-Term Investments	0.9
Forward Currency Contracts	(0.1)
Other	0.5

100.0%

Country Summary*	% of Investments
United Kingdom	23.6%
France	15.8
Japan	13.5
Germany	9.1
Spain	7.6
Italy	6.8
China	2.4
Australia	2.3
Netherlands	1.9
Brazil	1.8
Hong Kong	1.8
Russia	1.3
Belgium	1.2
Finland	1.2
South Korea	1.2
Switzerland	1.2
Canada	0.9
United States	0.9
Singapore	0.8
Sweden	0.7
Taiwan	0.6
Austria	0.5
Norway	0.5
Greece	0.4
Portugal	0.4
Israel	0.3
Poland	0.3
Denmark	0.2
Ireland	0.2
New Zealand	0.2
Thailand	0.2
Czech Republic	0.1
South Africa	0.1
Chile	0.0 ^
Hungary	0.0 ^
Malaysia	0.0 ^
Malta	0.0 ^

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	20.4%
Telecommunication Services	11.5
Banks	8.9
Utilities	8.8
Capital Goods	7.9
Pharmaceuticals, Biotechnology & Life Sciences	7.3
Automobiles & Components	6.1
Insurance	5.6
Materials	4.8
Consumer Services	2.6
Diversified Financials	2.1
Transportation	1.9
Retailing	1.9
Technology Hardware & Equipment	1.8
Food & Staples Retailing	1.6
Real Estate	1.5
Media	1.2
Food, Beverage & Tobacco	1.2
Health Care Equipment & Services	0.7
Consumer Durables & Apparel	0.6
Semiconductors & Semiconductor Equipment	0.6
Household & Personal Products	0.6
Software & Services	0.4
Commercial & Professional Services	0.0 ^

100.0%

^	Rounds to 0.0%.

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

68

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 94.8%

	Australia — 2.2%
312,106	Arrium Ltd	431,624
127,122	BlueScope Steel Ltd *	700,342
40,208	CSL Ltd	2,596,593
427,536	Goodman Fielder Ltd	238,658
18,760	JB Hi–Fi Ltd	307,456
13,734	Macquarie Group Ltd	692,600
306,274	Mirvac Group (REIT)	483,544
56,355	Myer Holdings Ltd	132,229
10,670	National Australia Bank Ltd	331,826
62,623	QBE Insurance Group Ltd	719,898
138,837	Stockland (REIT)	479,474
66,105	TABCORP Holdings Ltd	209,639
172,992	Tatts Group Ltd	451,842
236,632	Telstra Corp Ltd	1,067,505
68,796	Westpac Banking Corp	2,064,705

	Total Australia	10,907,935

	Austria — 0.5%
3,829	Erste Group Bank AG	135,542
88,088	Immofinanz AG (Entitlement Shares) *	—
26,127	OMV AG	1,187,228
20,331	Voestalpine AG	914,343

	Total Austria	2,237,113

	Belgium — 1.2%
32,967	Ageas	1,508,084
13,219	Belgacom SA	397,664
27,367	Delhaize Group	1,965,087
29,459	KBC Groep NV	1,863,045

	Total Belgium	5,733,880

	Brazil — 0.5%
114,100	Banco do Brasil SA	1,009,111
115,800	Electrobras (Centro)	247,210
34,900	Light SA	245,477
143,000	Petroleo Brasileiro SA (Petrobras)	794,392

	Total Brazil	2,296,190

	Canada — 0.9%
1,900	Canadian Tire Corp Ltd	171,331
7,500	Canadian Pacific Railway Ltd	1,176,849
10,500	Magna International Inc – Class A	934,693
13,300	Valeant Pharmaceuticals International Inc *	1,898,490

	Total Canada	4,181,363

	Chile — 0.0%
1,882	Banco de Credito e Inversiones	102,603

Shares	Description	Value ($)
	China — 2.4%
52,000	Anhui Expressway Co Ltd – Class H	26,756
108,000	Asian Citrus Holdings Ltd	26,059
3,361,000	Bank of China Ltd – Class H	1,415,348
229,500	BYD Electronic International Co Ltd *	133,377
216,000	China BlueChemical Ltd – Class H	126,563
905,000	China Coal Energy Co Ltd – Class H	464,384
552,000	China Communications Construction Co Ltd – Class H	386,893
123,000	China Hongqiao Group Ltd	77,478
252,000	China Mobile Ltd	2,390,329
199,000	China National Materials Co Ltd	36,759
1,932,000	China Petroleum & Chemical Corp – Class H	1,710,219
455,000	China Railway Construction Corp Ltd – Class H	378,373
539,000	China Shanshui Cement Group Ltd	191,183
230,000	China Shenhua Energy Co Ltd – Class H	627,560
1,239,000	CNOOC Ltd	2,028,384
165,000	Digital China Holdings Ltd	163,678
325,000	Dongyue Group	120,399
209,000	Glorious Property Holdings Ltd *	31,289
1,552,000	GOME Electrical Appliances Holdings Ltd	260,477
146,000	Harbin Power Equipment Co Ltd	92,551
235,000	Huabao International Holdings Ltd	112,786
329,000	Kaisa Group Holdings Ltd *	110,453
886,000	Lonking Holdings Ltd *	176,325
177,000	Real Nutriceutical Group Ltd	37,012
86,000	Shenzhen Expressway Co Ltd – Class H	38,028
73,000	Sinotrans Ltd – Class H	32,632
76,500	Weiqiao Textile Co	41,238
578,000	Yanzhou Coal Mining Co Ltd – Class H	409,470

	Total China	11,646,003

	Czech Republic — 0.1%
12,678	CEZ AS	341,616

	Denmark — 0.2%
11	AP Moller–Maersk A/S – Class A	134,342
8,694	Coloplast A/S – Class B	731,936

	Total Denmark	866,278

	Finland — 1.2%
6,813	Fortum Oyj	161,305
6,782	Kone Oyj – Class B	275,819
563,387	Nokia Oyj *	4,288,327
22,563	Sampo Oyj – Class A	1,141,708

	Total Finland	5,867,159

	France — 15.3%
31,866	Airbus Group NV	2,341,427
122,004	Air France – KLM *	1,675,882

See accompanying notes to the financial statements.	69

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	France — continued
4,472	Alstom SA	120,333
25,500	ArcelorMittal	400,445
83,196	AXA	2,167,033
55,476	BNP Paribas	4,531,409
51,100	Bouygues SA	2,056,751
18,747	Carrefour SA	689,698
8,505	Cie Generale des Etablissements Michelin – Class B	1,033,871
5,559	Compagnie de Saint-Gobain	333,356
77,090	Credit Agricole SA *	1,220,518
5,142	Electricite de France	204,012
217	Esso SAF	11,990
177,672	GDF Suez	4,549,987
16,002	GDF Suez VVPR Strip *	22
2,141	L’Oreal SA	362,719
2,028	Lafarge SA	152,052
232,362	Orange	2,898,030
126,356	Peugeot SA *	2,225,664
7,711	Publicis Groupe SA	731,814
53,934	Renault SA	5,338,109
6,650	Safran SA	467,454
72,303	Sanofi	7,520,228
5,050	Schneider Electric SA	449,386
72,073	Societe Generale	4,782,495
68,288	STMicroelectronics NV	619,369
366,812	Total SA	23,798,434
27,566	Veolia Environnement SA	520,782
5,378	Vinci SA	401,068
90,644	Vivendi SA	2,584,773
7,005	Zodiac Aerospace	246,788

	Total France	74,435,899

	Germany — 8.0%
16,814	Allianz SE (Registered)	2,998,533
11,255	Aurubis AG	625,290
18,690	BASF SE	2,148,302
4,677	Bayerische Motoren Werke AG	542,660
12,206	Bayer AG (Registered)	1,730,816
16,170	Celesio AG	569,523
26,479	Commerzbank AG *	478,422
4,252	Continental AG	1,033,468
63,768	Daimler AG (Registered)	5,932,144
39,507	Deutsche Lufthansa AG (Registered) *	1,021,750
18,506	Deutsche Bank AG (Registered)	895,033
29,285	Deutsche Post AG (Registered)	1,097,992
42,585	Deutsche Telekom AG (Registered)	720,423
13,366	Duerr AG	1,115,335
400,016	E.ON AG	7,616,581
22,960	Freenet AG	775,211
10,744	Hannover Rueck SE	913,775

Shares	Description	Value ($)
	Germany — continued
2,444	HeidelbergCement AG	201,076
8,090	K+S AG (Registered)	273,123
478	KUKA AG	23,802
3,483	Lanxess AG	258,263
5,987	Leoni AG	452,683
4,441	Merck KGaA	779,418
24,756	Metro AG *	1,023,953
6,739	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,473,424
78,789	RWE AG	3,150,534
8,081	Salzgitter AG	340,717
15,937	TUI AG	286,903
847	Volkswagen AG	215,831

	Total Germany	38,694,985

	Greece — 0.4%
62,802	OPAP SA	986,365
47,143	Public Power Corp SA	751,824

	Total Greece	1,738,189

	Hong Kong — 1.7%
109,721	AAC Technologies Holdings Inc	500,005
103,200	AIA Group Ltd	505,633
40,000	Cheung Kong Holdings Ltd	628,097
186,030	Esprit Holdings Ltd *	349,687
250,000	Galaxy Entertainment Group Ltd *	2,516,387
62,618	Hong Kong & China Gas	135,017
85,000	Kingboard Chemical Holdings Ltd	187,441
262,000	Sands China Ltd	2,201,761
64,000	Sun Hung Kai Properties Ltd	820,387
17,000	Swire Pacific Ltd	191,301
100,000	Yue Yuen Industrial Holdings	305,184

	Total Hong Kong	8,340,900

	Hungary — 0.0%
67,980	Magyar Telekom Telecommunications Plc	101,338

	Ireland — 0.2%
3,458	DCC Plc	182,999
2,134	Kerry Group Plc – Class A	161,179
2,804	Paddy Power Plc	234,106
16,028	Smurfit Kappa Group Plc	446,307

	Total Ireland	1,024,591

	Israel — 0.3%
3,000	Check Point Software Technologies Ltd *	202,260
27,678	Teva Pharmaceutical Industries Ltd	1,382,421

	Total Israel	1,584,681

70	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Italy — 6.7%
747,890	A2A SPA	969,202
10,860	Atlantia SPA	274,874
38,175	Azimut Holding SPA	1,272,413
82,796	Banco Popolare Scarl *	181,700
3,603	Danieli & Co SPA – RSP	86,664
1,423,260	Enel SPA	7,293,522
298,308	ENI SPA	7,161,362
28,330	Exor SPA	1,150,567
159,688	Fiat SPA *	1,667,325
246,310	Finmeccanica SPA *	2,417,176
3,126	Gtech SPA	103,250
425,890	Intesa Sanpaolo SPA	1,317,251
338,239	Mediaset SPA *	1,939,018
14,301	Mediobanca SPA *	142,261
105,112	Mediolanum SPA	968,559
16,524	Recordati SPA	304,972
8,887	Saipem SPA	208,781
2,168,945	Telecom Italia SPA	2,463,636
1,340,255	Telecom Italia SPA-Di RISP	1,173,431
44,878	UniCredit SPA	356,144
119,443	Unipol Gruppo Finanziario SPA	846,637

	Total Italy	32,298,745

	Japan — 13.1%
11,800	ABC-Mart Inc	468,443
39,525	Accordia Golf Co Ltd	514,533
3,930	Adastria Holdings Co Ltd	91,247
53,400	Aeon Co Ltd	654,366
10,300	Alfresa Holdings Corp	603,884
10,700	Astellas Pharma Inc	695,509
3,800	Central Japan Railway Co	443,506
141,000	Cosmo Oil Co Ltd *	261,085
12,850	Daiei Inc *	39,851
99,000	Daikyo Inc	218,857
26,300	Daito Trust Construction Co Ltd	2,451,156
15,000	Daiwa Securities Group Inc	135,745
131,000	DIC Corp	360,814
83,000	Fuji Electric Co Ltd	381,556
76,700	Fuji Heavy Industries Ltd	2,081,990
13,200	Fuji Oil Co Ltd	178,925
6,400	Fuyo General Lease Co Ltd	216,109
54,000	Hanwa Co Ltd	238,994
183,400	Haseko Corp *	1,176,744
4,900	Honda Motor Co Ltd	176,366
30,900	Idemitsu Kosan Co Ltd	632,417
17,572	Iida Group Holdings Co Ltd *	267,281
64,900	INPEX Corp	824,664
288,100	Itochu Corp	3,590,276
12,300	Izumi Co Ltd	358,970

Shares	Description	Value ($)
	Japan — continued
3,700	Japan Airlines Co Ltd	184,238
34	Japan Retail Fund Investment Corp (REIT)	67,188
22,000	Japan Tobacco Inc	700,694
58,500	JFE Holdings Inc	1,194,025
196,100	JX Holdings Inc	1,018,445
26,760	K’s Holdings Corp	732,805
33,000	Kamigumi Co Ltd	306,601
44,000	Kanematsu Corp	69,361
83,900	Kansai Electric Power Co Inc (The) *	937,875
25,000	Kao Corp	860,854
145,000	Kawasaki Kisen Kaisha Ltd	329,208
58,000	KDDI Corp	3,547,028
251,000	Kobe Steel Ltd *	343,849
15,700	Kohnan Shoji Co Ltd	159,073
8,000	Kyudenko Corp	58,619
83,800	Leopalace21 Corp *	409,447
231,000	Marubeni Corp	1,623,977
299,000	Mazda Motor Corp *	1,444,174
39,300	Medipal Holdings Corp	607,519
18,700	Misawa Homes Co Ltd	235,489
223,500	Mitsubishi Chemical Holdings Corp	1,011,384
90,600	Mitsubishi Corp	1,738,925
87,200	Mitsui & Co Ltd	1,344,256
174,000	Mitsui Mining & Smelting Co Ltd	458,037
201,000	Mitsui OSK Lines Ltd	836,819
143,000	Mizuho Financial Group Inc	294,123
13,500	Nagase & Co	165,770
9,000	Namco Bandai Holdings Inc	201,848
20,700	Nippon Coke & Engineering Co Ltd	26,540
274,300	Nippon Light Metal Co Ltd	378,886
41,800	Nippon Telegraph & Telephone Corp	2,353,302
162,000	Nippon Yusen Kabushiki Kaisha	518,946
58,000	Nipro Corp	511,797
35,700	Nissan Motor Co Ltd	318,645
7,500	Nisshin Steel Holdings Co Ltd	74,092
9,200	Nitori Holdings Co Ltd	416,743
55,200	Nomura Holdings Inc	374,448
51,700	North Pacific Bank Ltd	195,193
53,000	NTN Corp *	201,698
104,800	NTT Docomo Inc	1,746,759
249,400	Resona Holdings Inc	1,303,030
35,200	Round One Corp	268,895
3,900	Ryohin Keikaku Co Ltd	354,185
6,400	Ryosan Co	135,937
2,200	Shimamura Co Ltd	199,276
3,300	Ship Healthcare Holdings Inc	118,347
700	SHO–BOND Holdings Co Ltd	31,801
19,100	SoftBank Corp	1,447,462
527,700	Sojitz Corp	936,852

See accompanying notes to the financial statements.	71

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Japan — continued
184,800	Sumitomo Corp	2,444,678
19,000	Sumitomo Metal Mining Co Ltd	248,718
327,000	Sumitomo Mitsui Trust Holdings Inc	1,534,015
15,000	Sumitomo Realty & Development Co Ltd	606,069
10,000	Suzuken Co Ltd	380,030
6,800	Takara Leben Co Ltd	20,100
43,000	Takeda Pharmaceutical Co Ltd	2,066,446
144,100	Tokyo Electric Power Co Inc (The) *	673,964
63,000	TonenGeneral Sekiyu KK	556,893
256,000	Tosoh Corp	992,904
120,000	Toyobo Co Ltd	208,175
13,400	Toyota Motor Corp	771,212
71,200	Toyota Tsusho Corp	1,760,026
73,758	UACJ Corp	282,967
7	UNY Co Ltd	42
30,660	USS Co Ltd	414,337
69,600	Wacom Co Ltd	425,876
87,400	Yahoo! Japan Corp	554,154

	Total Japan	63,798,359

	Malaysia — 0.0%
87,200	Puncak Niaga Holdings Bhd	88,718

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.8%
265,109	Aegon NV	2,389,843
7,463	Corbion NV	167,763
32,412	Delta Lloyd NV	923,291
178,154	ING Groep NV *	2,587,163
10,930	Koninklijke Ahold NV	203,743
76,848	Koninklijke BAM Groep NV	456,661
2,103	Koninklijke DSM NV	134,187
317,418	Koninklijke KPN NV *	1,131,290
83,714	PostNL NV *	398,649
3,870	Wereldhave NV (REIT)	331,979

	Total Netherlands	8,724,569

	New Zealand — 0.2%
38,722	Fletcher Building Ltd	306,192
405,239	Telecom Corp of New Zealand	850,281

	Total New Zealand	1,156,473

	Norway — 0.5%
34,966	DNB ASA	632,926
66,741	Statoil ASA	1,760,363
3,427	Yara International ASA	138,946

	Total Norway	2,532,235

Shares	Description	Value ($)
	Poland — 0.3%
4,908	Asseco Poland SA	80,437
7,675	Grupa Lotos SA *	104,116
75,028	Orange Polska SA	251,505
54,527	PGE SA	332,853
30,519	Polski Koncern Naftowy Orlen SA	441,615
94,212	Tauron Polska Energia SA	150,367

	Total Poland	1,360,893

	Portugal — 0.4%
292,801	EDP-Energias de Portugal SA	1,267,157
110,990	Portugal Telecom SGPS SA	496,970

	Total Portugal	1,764,127

	Russia — 1.3%
312,279	Gazprom OAO Sponsored ADR	2,400,535
39,081	Lukoil OAO Sponsored ADR	2,145,094
86,425	RusHydro JSC ADR	130,332
27,493	Severstal OAO GDR (Registered Shares)	227,482
65,029	Surgutneftegas Sponsored ADR	493,644
19,352	Tatneft Sponsored ADR	697,343

	Total Russia	6,094,430

	Singapore — 0.7%
42,000	CapitaCommercial Trust (REIT)	48,590
321,600	Ezion Holdings Ltd	571,767
30,000	Ezra Holdings Ltd	25,258
3,444,000	Golden Agri-Resources Ltd	1,509,731
11,000	Noble Group Ltd	8,950
145,670	Singapore Telecommunications Ltd	413,968
2	Suntec Real Estate Investment Trust (REIT)	3
206,134	Swiber Holdings Ltd *	105,954
58,000	United Overseas Land	280,192
662,000	Yangzijiang Shipbuilding Holdings Ltd	593,507
54,000	Yanlord Land Group Ltd	47,773

	Total Singapore	3,605,693

	South Africa — 0.1%
12,570	ArcelorMittal South Africa Ltd *	46,995
47,789	Aveng Ltd *	97,964
18,040	JD Group Ltd	37,915
19,182	Lewis Group Ltd	104,325
73,013	Sibanye Gold Ltd	146,470
24,286	Telkom South Africa Ltd *	70,333

	Total South Africa	504,002

	South Korea — 1.0%
4,272	Daelim Industrial Co Ltd	353,529
8,660	DGB Financial Group Inc	133,204
9,970	Dongkuk Steel Mill Co Ltd	112,691

72	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	South Korea — continued
4,980	Hanwha Corp	168,185
2,358	Kolon Industries Inc	118,081
18,670	KT Corp	530,691
11,850	LG International Corp	315,321
5,010	LIG Insurance Co Ltd	145,420
1,091	Lotte Shopping Co Ltd	345,271
560	MegaStudy Co Ltd	40,831
272	Samchully Co Ltd	30,608
1,130	Shinsegae Co Ltd	238,960
20,080	SK Networks Co Ltd *	157,028
16,900	SK Telecom Co Ltd ADR	378,222
5,315	SK Holdings Co Ltd	960,013
13,947	Sungwoo Hitech Co Ltd	198,767
40,850	Woori Finance Holdings Co Ltd *	462,174

	Total South Korea	4,688,996

	Spain — 7.4%
29,276	ACS Actividades de Construccion y Servicios SA	1,050,162
19,450	Amadeus IT Holding SA – Class A	854,147
181,576	Banco Bilbao Vizcaya Argentaria SA	2,243,282
513,719	Banco Santander SA	4,637,158
91,153	Distribuidora Internacional de Alimentacion SA	780,747
26,056	Enagas	757,044
28,070	Ferrovial SA	591,496
106,759	Gas Natural SDG SA	2,734,136
13,135	Grifols SA	748,483
726,002	Iberdrola SA	4,808,633
66,004	Mapfre SA	272,601
3,396	Red Electrica Corp SA	264,050
181,775	Repsol YPF SA	4,552,710
766,798	Telefonica SA	11,724,586

	Total Spain	36,019,235

	Sweden — 0.6%
36,954	Investor AB	1,314,892
7,992	Svenska Handelsbanken AB – Class A	417,051
39,276	Swedbank AB – Class A	1,106,947
30,852	TeliaSonera AB	237,484

	Total Sweden	3,076,374

	Switzerland — 1.2%
8,113	ABB Ltd	207,061
4,510	Credit Suisse Group AG (Registered)	141,607
3,108	Holcim Ltd (Registered)	252,179
22,761	Novartis AG (Registered)	1,894,401
2,969	Roche Holding AG (Non Voting)	914,155
617	Swatch Group AG	410,897
4,332	Swiss Life Holding AG (Registered)	1,077,515

Shares	Description	Value ($)
	Switzerland — continued
3,616	Swiss Re AG	337,513
1,673	Zurich Insurance Group AG	511,958

	Total Switzerland	5,747,286

	Taiwan — 0.5%
436,000	Acer Inc *	260,643
38,000	Altek Corp	40,215
89,000	AmTRAN Technology Co Ltd	55,699
355,000	CMC Magnetics Corp *	57,684
587,000	Compal Electronics Inc	397,126
115,000	Coretronic Corp	115,087
28,000	Gigabyte Technology Co Ltd	41,675
198,000	HTC Corp	890,871
56,000	Micro-Star International Co Ltd	56,134
90,000	Tripod Technology Corp	172,885
279,000	Unimicron Technology Corp	197,543
413,000	Wistron Corp	344,104

	Total Taiwan	2,629,666

	Thailand — 0.1%
898,500	Banpu Pcl (Foreign Registered)	716,463

	United Kingdom — 22.9%
114,144	Aberdeen Asset Management Plc	744,718
29,566	Admiral Group Plc	709,811
52,173	Amlin Plc	392,440
75,989	ARM Holdings Plc	1,273,802
14,027	Associated British Foods Plc	703,646
163,821	AstraZeneca Plc	11,136,094
57,155	Aviva Plc	454,413
4,227	Babcock International Group Plc	104,065
482,688	BAE Systems Plc	3,313,276
55,298	Balfour Beatty Plc	295,027
935,654	Barclays Plc	3,941,503
20,657	Barratt Developments Plc	152,026
75,111	BG Group Plc	1,366,550
48,140	BHP Billiton Plc	1,551,399
2,026,875	BP Plc	17,129,229
241,228	BT Group Plc	1,659,125
25,821	Bunzl Plc	679,642
48,000	Centrica Plc	256,343
153,565	Cobham Plc	766,627
50,056	Drax Group Plc	675,582
24,214	easyJet Plc	696,385
30,345	GlaxoSmithKline Plc	849,952
32,951	Halfords Group Plc	259,267
110,495	Home Retail Group Plc	362,658
73,501	HSBC Holdings Plc	775,730
41,425	Imperial Tobacco Group Plc	1,689,710

See accompanying notes to the financial statements.	73

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United Kingdom — continued
40,924	Inchcape Plc	429,766
15,662	InterContinental Hotels Group Plc	509,390
197,226	ITV Plc	666,555
512,430	Legal & General Group Plc	2,060,731
3,396,020	Lloyds Banking Group Plc *	4,689,914
24,682	Next Plc	2,782,395
54,907	Premier Foods Plc *	132,472
138,761	Prudential Plc	3,141,928
16,319	Reckitt Benckiser Group Plc	1,342,467
36,768	Reed Elsevier Plc	563,701
98,498	Rio Tinto Plc	5,647,941
68,700	Rolls-Royce Holdings Plc	1,148,092
298,763	Royal Dutch Shell Plc A Shares (London)	10,876,492
222,228	Royal Dutch Shell Plc B Shares (London)	8,645,224
6,884	Scottish & Southern Energy Plc	161,621
24,726	Spirit Pub Co Plc	34,441
81,920	Standard Life Plc	534,547
396,927	Tesco Plc	2,185,730
437,692	Thomas Cook Group Plc *	1,355,541
134,373	TUI Travel Plc	1,005,501
19,561	Vesuvius Plc	153,433
1,854,826	Vodafone Group Plc	7,728,992
9,547	Whitbread Plc	716,499
144,087	William Hill Plc	957,873
90,213	WPP Plc	1,975,871

	Total United Kingdom	111,386,137

	United States — 0.9%
89,433	Verizon Communications, Inc.	4,229,910

	TOTAL COMMON STOCKS (COST $333,331,419)	460,523,034

	PREFERRED STOCKS — 2.4%

	Brazil — 1.3%
32,300	AES Tiete SA	239,530
44,400	Bradespar SA	404,323
89,500	Centrais Eletricas Brasileiras SA – Class B	347,074
31,800	Companhia Energetica de Sao Paulo – Class B	305,159
24,500	Companhia Paranaense de Energia – Class B	264,118
99,800	Companhia Energetica de Minas Gerais	572,503
55,500	Eletropaulo Metropolitana SA	190,160
42,400	Metalurgica Gerdau SA	324,245
241,700	Oi SA	371,001
446,700	Petroleo Brasileiro SA (Petrobras)	2,595,162
37,100	Telefonica Brasil SA	681,901

	Total Brazil	6,295,176

Shares / Par Value		Description	Value ($)
		Germany — 0.9%
	21,728	Porsche Automobil Holding SE	2,282,175
	8,153	Volkswagen AG	2,119,299

		Total Germany	4,401,474

		South Korea — 0.2%
	941	Samsung Electronics Co Ltd (Non-Voting)	937,838

		TOTAL PREFERRED STOCKS (COST $10,627,198)	11,634,488

		MUTUAL FUNDS — 1.5%

		United States — 1.5%
		Affiliated Issuers
	286,051	GMO U.S. Treasury Fund	7,151,275

		TOTAL MUTUAL FUNDS (COST $7,151,275)	7,151,275

		SHORT-TERM INVESTMENTS — 0.9%

		Time Deposits — 0.3%
AUD	49,167	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.74%, due 03/03/14	43,874
EUR	9,130	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/03/14	12,602
GBP	1,379	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 03/03/14	2,310
HKD	429,725	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	55,376
SGD	5,478	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	4,321
USD	1,205,976	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	1,205,976

		Total Time Deposits	1,324,459

		U.S. Government — 0.6%
	2,000,000	U.S. Treasury Bill, 0.05%, due 04/10/14 (a)	1,999,896
	880,000	U.S. Treasury Bill, 0.03%, due 05/15/14 (a)	879,951

		Total U.S. Government	2,879,847

		TOTAL SHORT-TERM INVESTMENTS (COST $4,204,224)	4,204,306

		TOTAL INVESTMENTS — 99.6% (Cost $355,314,116)	483,513,103
		Other Assets and Liabilities (net) — 0.4%	2,152,353

		TOTAL NET ASSETS — 100.0%	$485,665,456

74	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BCLY	AUD	3,781,947	USD	3,357,234	$(10,336)
04/04/2014	BNYM	AUD	3,781,948	USD	3,355,306	(12,265)
04/04/2014	BOA	AUD	2,092,946	USD	1,856,673	(6,955)
04/04/2014	MSCI	AUD	2,130,578	USD	1,889,625	(7,513)
04/04/2014	BBH	CAD	571,199	USD	514,904	(556)
04/04/2014	BOA	CAD	611,753	USD	551,233	(824)
04/04/2014	MSCI	CAD	3,208,776	USD	2,892,420	(3,239)
04/04/2014	BBH	CHF	1,082,655	USD	1,198,038	(33,255)
04/04/2014	BCLY	CHF	1,320,519	USD	1,460,444	(41,369)
04/04/2014	BOA	CHF	1,082,655	USD	1,197,098	(34,196)
04/04/2014	MSCI	CHF	1,582,289	USD	1,750,120	(49,402)
04/04/2014	BBH	GBP	226,254	USD	368,926	(9,857)
04/04/2014	BCLY	GBP	796,386	USD	1,332,262	(1,010)
04/04/2014	BOA	GBP	2,983,634	USD	4,859,982	(135,078)
04/04/2014	DB	GBP	1,869,541	USD	3,076,621	(53,277)
04/04/2014	MSCI	GBP	1,807,829	USD	2,946,978	(79,604)

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/04/2014	BOA	JPY	301,883,235	USD	2,963,859	$(2,953)
04/04/2014	MSCI	JPY	100,627,745	USD	988,703	(234)
04/04/2014	BBH	USD	3,923,325	JPY	397,703,570	(14,822)
04/04/2014	BCLY	USD	978,077	AUD	1,086,402	(10,709)
04/04/2014	BCLY	USD	4,442,895	JPY	452,531,013	4,435
04/04/2014	BNYM	USD	971,254	AUD	1,086,402	(3,886)
04/04/2014	BOA	USD	386,014	EUR	285,708	8,342
04/04/2014	BOA	USD	7,569,694	JPY	770,341,610	976
04/04/2014	DB	USD	439,201	EUR	324,954	9,325
04/04/2014	DB	USD	2,427,865	JPY	246,039,880	(9,864)
04/04/2014	MSCI	USD	1,190,626	CHF	1,063,511	18,895
04/04/2014	MSCI	USD	3,852,327	JPY	390,737,305	(12,286)
04/04/2014	SSB	USD	941,947	EUR	697,325	20,553
04/04/2014	SSB	USD	2,494,916	JPY	253,006,143	(8,452)

						$(479,416)

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

See accompanying notes to the financial statements.	75

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO U.S. Core Equity Fund returned +21.1% for the fiscal year ended February 28, 2014, as compared with +25.4% for the S&P 500 Index.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in Financials and Industrials added to relative returns while selections in Health Care, Consumer Staples, and Information Technology detracted. Individual names adding to relative returns included overweight positions in Microsoft and Google and an underweight in AT&T. Individual names detracting from relative returns included overweight positions in Philip Morris International, IBM, and Cisco Systems.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an overweight in Health Care and underweight positions in Telecommunication Services and Energy. Sector weightings negatively impacting relative performance included an overweight in Consumer Staples and underweight positions in Consumer Discretionary and Industrials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

76

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Core Equity Fund Class III Shares and the S&P 500 Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to GMO U.S. Core Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO U.S. Core Fund.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

77

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.7%
Short-Term Investments	0.4
Mutual Funds	0.1
Other	0.8

100.0%

Industry Group Summary	% of Equity Investments*
Software & Services	24.1%
Health Care Equipment & Services	12.8
Pharmaceuticals, Biotechnology & Life Sciences	10.9
Technology Hardware & Equipment	10.5
Food, Beverage & Tobacco	10.3
Household & Personal Products	6.5
Capital Goods	6.4
Food & Staples Retailing	4.3
Energy	4.0
Banks	3.1
Consumer Durables & Apparel	2.2
Retailing	1.8
Consumer Services	1.3
Semiconductors & Semiconductor Equipment	0.6
Materials	0.6
Insurance	0.3
Transportation	0.2
Automobiles & Components	0.1
Commercial & Professional Services	0.0 ^

100.0%

^	Rounds to 0.0%.

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. The table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

78

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 98.7%

	Automobiles & Components — 0.1%
188,590	General Motors Co.*	6,826,958
106,800	Gentex Corp.	3,350,316

	Total Automobiles & Components	10,177,274

	Banks — 3.0%
618,859	Bank of America Corp.	10,229,739
279,200	Citigroup, Inc.	13,577,496
2,038,700	JPMorgan Chase & Co.	115,838,934
2,312,400	Wells Fargo & Co.	107,341,608

	Total Banks	246,987,777

	Capital Goods — 6.3%
1,161,600	3M Co.	156,502,368
96,700	Ametek, Inc.	5,148,308
29,200	Applied Industrial Technologies, Inc.	1,490,076
39,600	Clarcor, Inc.	2,294,028
740,100	Danaher Corp.	56,610,249
65,200	Donaldson Co., Inc.	2,793,168
115,600	Dover Corp.	10,901,080
1,025,100	Emerson Electric Co.	66,898,026
171,723	Fastenal Co.	8,103,608
72,600	Flowserve Corp.	5,895,846
45,400	General Dynamics Corp.	4,973,116
39,000	Hubbell, Inc. – Class B	4,662,060
458,600	Illinois Tool Works, Inc.	37,834,500
36,900	MSC Industrial Direct Co., Inc. – Class A	3,185,577
61,500	Pall Corp.	5,289,000
92,800	Precision Castparts Corp.	23,931,264
93,800	Rockwell Automation, Inc.	11,522,392
58,400	Rockwell Collins, Inc.	4,820,336
34,100	Roper Industries, Inc.	4,624,642
584,893	United Technologies Corp.	68,444,179
56,500	Wabtec Corp.	4,484,405
50,900	Woodward Governor Co.	2,218,731
70,500	WW Grainger, Inc.	17,978,910

	Total Capital Goods	510,605,869

	Commercial & Professional Services — 0.1%
52,100	Equifax, Inc.	3,650,126
2	RR Donnelley & Sons Co.	38

	Total Commercial & Professional Services	3,650,164

	Consumer Durables & Apparel — 2.1%
476,900	Coach, Inc.	23,277,489
81,200	Deckers Outdoor Corp.*	6,037,220
64,300	Fossil Group, Inc.*	7,388,713
123,400	Hasbro, Inc.	6,806,744
358,400	Mattel, Inc.	13,371,904

Shares	Description	Value ($)
	Consumer Durables & Apparel — continued
935,780	Nike, Inc. – Class B	73,271,574
40,700	Polaris Industries, Inc.	5,455,021
54,600	Ralph Lauren Corp.	8,794,968
81,700	Steven Madden Ltd.*	2,977,965
82,300	Taylor Morrison Home Corp. – Class A*	2,067,376
60,300	Tupperware Brands Corp.	4,739,580
331,200	VF Corp.	19,405,008

	Total Consumer Durables & Apparel	173,593,562

	Consumer Services — 1.3%
173,557	Apollo Education Group, Inc.*	5,784,655
19,300	Capella Education Co.	1,283,064
41,700	Grand Canyon Education, Inc.*	1,976,580
946,600	McDonald’s Corp.	90,068,990
79,100	Starbucks Corp.	5,612,936
90,800	Texas Roadhouse, Inc.	2,401,660

	Total Consumer Services	107,127,885

	Energy — 4.0%
2,100,744	Chevron Corp.	242,278,805
83,900	ConocoPhillips	5,579,350
529,500	Exxon Mobil Corp.	50,974,965
207,500	Occidental Petroleum Corp.	20,027,900
58,300	Oceaneering International, Inc.	4,173,114

	Total Energy	323,034,134

	Food & Staples Retailing — 4.2%
429,400	Costco Wholesale Corp.	50,153,920
419,200	CVS Caremark Corp.	30,660,288
1,013,400	Sysco Corp.	36,502,668
24,300	United Natural Foods, Inc.*	1,758,834
458,800	Walgreen Co.	31,175,460
2,552,878	Wal-Mart Stores, Inc.	190,699,987

	Total Food & Staples Retailing	340,951,157

	Food, Beverage & Tobacco — 10.2%
43,950	Brown-Forman Corp. – Class B	3,683,010
6,238,600	Coca-Cola Co. (The)	238,314,520
766,500	General Mills, Inc.	38,347,995
105,400	Hormel Foods Corp.	5,001,230
14,100	Lancaster Colony Corp.	1,271,820
563,880	Lorillard, Inc.	27,663,953
87,700	McCormick & Co., Inc. (Non Voting)	5,823,280
2,032,875	PepsiCo, Inc.	162,772,301
4,024,603	Philip Morris International, Inc.	325,630,629
315,500	Reynolds American, Inc.	16,036,865

	Total Food, Beverage & Tobacco	824,545,603

See accompanying notes to the financial statements.	79

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Health Care Equipment & Services — 12.6%
3,525,300	Abbott Laboratories	140,236,434
78,500	Aetna, Inc.	5,707,735
869,000	Baxter International, Inc.	60,395,500
359,300	Becton, Dickinson and Co.	41,398,546
106,460	Cerner Corp.*	6,533,450
27,300	Chemed Corp.	2,309,580
437,100	Covidien Plc	31,449,345
68,470	CR Bard, Inc.	9,870,635
3,167,650	Express Scripts Holding Co.*	238,555,722
64,600	Henry Schein, Inc.*	7,689,984
172,700	Humana, Inc.	19,421,842
22,460	Intuitive Surgical, Inc.*	9,990,882
243,900	Laboratory Corp. of America Holdings*	22,814,406
68,400	Masimo Corp.*	1,747,620
69,800	Mednax, Inc.*	4,245,236
1,841,600	Medtronic, Inc.	109,133,216
54,800	Owens & Minor, Inc.	1,902,656
93,600	Patterson Cos., Inc.	3,852,576
93,700	ResMed, Inc.	4,124,674
556,500	Stryker Corp.	44,653,560
364,700	St Jude Medical, Inc.	24,551,604
1,775,874	UnitedHealth Group, Inc.	137,221,784
87,800	Varian Medical Systems, Inc.*	7,360,274
518,300	WellPoint, Inc.	46,952,797
462,325	Zimmer Holdings, Inc.	43,384,578

	Total Health Care Equipment & Services	1,025,504,636

	Household & Personal Products — 6.4%
163,000	Church & Dwight Co., Inc.	11,080,740
1,777,120	Colgate-Palmolive Co.	111,656,450
222,400	Herbalife Ltd.	14,811,840
319,400	Kimberly-Clark Corp.	35,245,790
4,426,500	Procter & Gamble Co. (The)	348,188,490

	Total Household & Personal Products	520,983,310

	Insurance — 0.3%
163,700	American International Group, Inc.	8,147,349
408,400	Genworth Financial, Inc. – Class A*	6,346,536
117,600	MetLife, Inc.	5,958,792
55,600	Prudential Financial, Inc.	4,702,648

	Total Insurance	25,155,325

	Materials — 0.6%
45,400	AptarGroup, Inc.	3,004,118
33,500	International Flavors & Fragrances, Inc.	3,141,965
353,800	Monsanto Co.	38,925,076
48,400	Sigma-Aldrich Corp.	4,569,444

	Total Materials	49,640,603

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — 10.8%
252,000	Allergan, Inc.	32,004,000
797,200	Amgen, Inc.	98,868,744
120,290	Biogen Idec, Inc.*	40,980,397
1,256,500	Bristol-Myers Squibb Co.	67,562,005
1,179,500	Eli Lilly & Co.	70,309,995
516,800	Gilead Sciences, Inc.*	42,785,872
4,055,400	Johnson & Johnson	373,583,448
921,185	Merck & Co., Inc.	52,498,333
15,200	Mettler-Toledo International, Inc.*	3,735,552
2,559,136	Pfizer, Inc.	82,173,857
28,500	Techne Corp.	2,531,940
62,100	Waters Corp.*	6,917,940

	Total Pharmaceuticals, Biotechnology & Life Sciences	873,952,083

	Retailing — 1.8%
540,500	Bed Bath & Beyond, Inc.*	36,656,710
21,100	Buckle, Inc. (The)	957,307
214,700	GameStop Corp. – Class A	8,010,457
209,800	Genuine Parts Co.	18,481,282
78,700	Guess?, Inc.	2,387,758
581,400	Target Corp.	36,360,756
70,800	Tiffany & Co.	6,602,100
476,317	TJX Cos, Inc. (The)	29,274,443
116,900	Urban Outfitters, Inc.*	4,376,736

	Total Retailing	143,107,549

	Semiconductors & Semiconductor Equipment — 0.6%
257,200	Analog Devices, Inc.	13,070,904
441,500	Intel Corp.	10,931,540
175,000	Linear Technology Corp.	8,197,000
71,900	Synaptics, Inc.*	4,676,376
278,800	Xilinx, Inc.	14,553,360

	Total Semiconductors & Semiconductor Equipment	51,429,180

	Software & Services — 23.8%
872,700	Accenture Plc – Class A	72,739,545
487,500	Adobe Systems, Inc.*	33,447,375
33,800	Ansys, Inc.*	2,822,976
44	AOL, Inc.*	1,926
58,800	Automatic Data Processing, Inc.	4,573,464
369,400	CA, Inc.	12,374,900
19,900	CACI International, Inc. – Class A*	1,568,717
272,500	Citrix Systems, Inc.*	16,363,625
304,800	Cognizant Technology Solutions Corp. – Class A*	31,717,488
1,386,900	eBay, Inc.*	81,508,113
25,600	FactSet Research Systems, Inc.	2,695,424
89,500	Global Payments, Inc.	6,294,535

80	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Software & Services — continued
327,720	Google, Inc. – Class A*	398,392,818
1,996,770	International Business Machines Corp.	369,741,901
396,000	Intuit, Inc.	30,947,400
45,900	Jack Henry & Associates, Inc.	2,668,167
296,120	Mastercard, Inc. – Class A	23,014,446
59,800	Micros Systems, Inc.*	3,319,498
9,892,757	Microsoft Corp.	378,991,521
77,400	NeuStar, Inc. – Class A*	2,772,468
10,170,015	Oracle Corp.	397,749,287
311,800	Paychex, Inc.	13,020,768
74,053	Synopsys, Inc.*	2,991,741
160,394	Teradata Corp.*	7,365,293
152,000	Total System Services, Inc.	4,629,920
121,900	Visa, Inc. – Class A	27,542,086

	Total Software & Services	1,929,255,402

	Technology Hardware & Equipment — 10.3%
42,200	Amphenol Corp. – Class A	3,714,444
283,280	Apple, Inc.	149,073,267
13,142,080	Cisco Systems, Inc.	286,497,344
3,434,800	EMC Corp.	90,575,676
99,900	F5 Networks, Inc.*	11,222,766
77,600	FLIR Systems, Inc.	2,649,264
3,143,263	Hewlett-Packard Co.	93,920,699
380,800	NetApp, Inc.	15,388,128
2,481,300	Qualcomm, Inc.	186,817,077

	Total Technology Hardware & Equipment	839,858,665

	Transportation — 0.2%
153,800	CH Robinson Worldwide, Inc.	7,976,068
124,600	Expeditors International of Washington, Inc.	4,922,946
91,900	Knight Transportation, Inc.	1,974,012
29,700	Landstar System, Inc.	1,713,987

	Total Transportation	16,587,013

	TOTAL COMMON STOCKS (COST $7,070,821,139)	8,016,147,191

	MUTUAL FUNDS — 0.1%

	Affiliated Issuers — 0.1%
265,998	GMO U.S. Treasury Fund	6,649,952

	TOTAL MUTUAL FUNDS (COST $6,649,952)	6,649,952

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.4%

	Short-Term Investments — 0.1%
7,766,512	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	7,766,512

	U.S. Government — 0.3%
20,690,000	U.S. Treasury Bill, 0.04%, due 04/10/14 (b)	20,689,080

	TOTAL SHORT-TERM INVESTMENTS (COST $28,455,592)	28,455,592

	TOTAL INVESTMENTS — 99.2% (Cost $7,105,926,683)	8,051,252,735
	Other Assets and Liabilities (net) — 0.8%	68,396,819

	TOTAL NET ASSETS — 100.0%	$8,119,649,554

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(b)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 82.

See accompanying notes to the financial statements.	81

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2014

Portfolio Abbreviations:

ADR - American Depositary Receipt

Foreign Registered – Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank plc

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

RBS - Royal Bank of Scotland PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

82	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014

	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund*	International Large/Mid Cap Equity Fund **	International Small Companies Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$20,460,954	$438,371,066	$13,590,860,575	$2,140,869,431	$382,582,695
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	1,050,800,655	6,376,617	—	28,348,000	—
Foreign currency, at value (Note 2)(c)	—	5,984	20	—	196,886
Receivable for investments sold	12,326,000	—	1,834,629	641,275	177,446
Receivable for Fund shares sold	—	—	34,833,330	4,386	—
Dividends and interest receivable	—	1,475,373	80,872,830	12,867,952	468,729
Foreign taxes receivable	—	88,667	6,259,094	2,809,303	117,826
Unrealized appreciation on open forward currency contracts (Note 4)	2,043,505	106,352	2,744,792	799,609	186,460
Receivable for foreign currency sold	—	—	479	288	80
Due from broker (Note 2)	—	87,000	—	—	—
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	475,981	31,388	737,688	74,373	60,004
Miscellaneous receivable	—	119	—	1,427	—

Total assets	1,086,107,095	446,542,566	13,718,143,437	2,186,416,044	383,790,126

Liabilities:
Payable for investments purchased	—	889,572	3,896,777	—	—
Payable for Fund shares repurchased	—	—	64,987,445	946,137	—
Payable to affiliate for (Note 5):
Management fee	434,496	149,847	5,168,299	627,560	170,512
Shareholder service fee	120,694	39,698	1,013,272	164,172	42,628
Payable for foreign currency purchased	—	—	2,775	1,666	461
Payable for variation margin on open futures contracts (Note 4)	—	11,700	—	—	—
Unrealized depreciation on open forward currency contracts (Note 4)	18,376,485	548,974	20,324,815	3,570,287	675,844
Payable to agents unaffiliated with the Manager	—	28	1,372	252	56
Payable to Trustees and related expenses	4,668	625	20,543	4,136	538
Accrued expenses	163,414	132,027	1,525,557	360,918	211,878

Total liabilities	19,099,757	1,772,471	96,940,855	5,675,128	1,101,917

Net assets	$1,067,007,338	$444,770,095	$13,621,202,582	$2,180,740,916	$382,688,209

(a) Cost of investments – unaffiliated issuers:	$20,460,954	$365,329,605	$11,673,965,914	$1,811,960,727	$319,851,748
(b) Cost of investments – affiliated issuers:	$898,929,126	$6,376,617	$—	$28,348,000	$—
(c) Cost of foreign currency:	$—	$6,002	$20	$—	$197,561

See accompanying notes to the financial statements.	83

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund*	International Large/Mid Cap Equity Fund **	International Small Companies Fund
Net assets consist of:
Paid-in capital	$904,443,539	$417,501,597	$11,888,685,332	$2,146,075,070	$296,383,526
Accumulated undistributed net investment income	16,380,619	3,894,607	193,554,028	28,089,510	—
Distributions in excess of net investment income	—	—	—	—	(2,873,851)
Accumulated net realized gain (loss)	10,644,533	(49,219,542)	(360,710,225)	(319,713,500)	26,930,186
Net unrealized appreciation	135,538,647	72,593,433	1,899,673,447	326,289,836	62,248,348

	$1,067,007,338	$444,770,095	$13,621,202,582	$2,180,740,916	$382,688,209

Net assets attributable to:
Class II shares	$—	$—	$139,400,788	$—	$—

Class III shares	$1,067,007,338	$170,531,995	$1,555,508,855	$598,840,243	$382,688,209

Class IV shares	$—	$274,238,100	$11,926,292,939	$1,262,615,340	$—

Class VI shares	$—	$—	$—	$319,285,333	$—

Shares outstanding:
Class II	—	—	5,328,213	—	—

Class III	49,105,057	7,022,544	58,831,614	17,011,010	37,416,316

Class IV	—	11,285,246	451,654,375	35,890,869	—

Class VI	—	—	—	9,082,994	—

Net asset value per share:
Class II	$—	$—	$26.16	$—	$—

Class III	$21.73	$24.28	$26.44	$35.20	$10.23

Class IV	$—	$24.30	$26.41	$35.18	$—

Class VI	$—	$—	$—	$35.15	$—

* Formerly International Intrinsic Value Fund.
** Formerly International Core Equity Fund.

84	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Core Equity Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$12,240,087,489	$217,658,369	$81,850,423	$476,361,828	$8,044,602,783
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	—	2,187,000	278,253,028	7,151,275	6,649,952
Foreign currency, at value (Note 2)(c)	—	7,614	—	—	—
Receivable for investments sold	584,576,874	—	1,894,949	—	18,947,000
Receivable for Fund shares sold	5,281,484	—	—	—	627,140,472
Dividends and interest receivable	36,891,852	330,821	13,560	2,713,790	15,910,170
Foreign taxes receivable	12,729,419	13,291	—	288,977	1,385,499
Unrealized appreciation on open forward currency contracts (Note 4)	—	—	—	62,526	—
Due from broker (Note 2)	—	—	413,431,971	—	—
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	147,832	30,804	17,173	31,948	43,512
Miscellaneous receivable	—	107	848	262	—

Total assets	12,879,714,950	220,228,006	775,461,952	486,610,606	8,714,679,388

Liabilities:
Foreign currency due to custodian	80	—	—	—	—
Payable for investments purchased	402,929	—	10,314	—	548,910,652
Payable for Fund shares repurchased	663,268,850	—	565,516	—	43,734,335
Payable to affiliate for (Note 5):
Management fee	3,248,368	82,302	262,894	180,729	1,713,584
Shareholder service fee	1,043,232	19,515	33,649	54,219	349,927
Unrealized depreciation on open forward currency contracts (Note 4)	—	—	—	541,942	—
Written options outstanding, at value (Note 4)(d)	—	—	7,852,952	—	—
Payable to agents unaffiliated with the Manager	1,456	56	84	28	980
Payable to Trustees and related expenses	19,720	384	1,104	785	13,437
Accrued expenses	516,779	121,858	86,220	167,447	306,919

Total liabilities	668,501,414	224,115	8,812,733	945,150	595,029,834

Net assets	$12,211,213,536	$220,003,891	$766,649,219	$485,665,456	$8,119,649,554

(a) Cost of investments – unaffiliated issuers:	$10,283,992,492	$213,773,975	$81,850,423	$348,162,841	$7,099,276,731
(b) Cost of investments – affiliated issuers:	$—	$2,187,000	$278,323,000	$7,151,275	$6,649,952
(c) Cost of foreign currency:	$—	$7,489	$—	$—	$—
(d) Premiums on written options:	$—	$—	$11,920,737	$—	$—

See accompanying notes to the financial statements.	85

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Core Equity Fund
Net assets consist of:
Paid-in capital	$9,113,132,292	$215,092,784	$743,328,836	$405,056,030	$7,245,026,741
Accumulated undistributed net investment income	37,612,658	313,768	—	5,278,525	14,208,770
Distributions in excess of net investment income	—	—	(562,053)	—	—
Accumulated net realized gain (loss)	1,103,627,973	712,193	19,880,697	(52,404,966)	(84,995,232)
Net unrealized appreciation	1,956,840,613	3,885,146	4,001,739	127,735,867	945,409,275

	$12,211,213,536	$220,003,891	$766,649,219	$485,665,456	$8,119,649,554

Net assets attributable to:
Class III shares	$5,747,512,236	$81,645,721	$7,489,171	$485,665,456	$488,982,364

Class IV shares	$2,134,444,194	$138,358,170	$28,964,201	$—	$288,782,445

Class V shares	$653,307,490	$—	$—	$—	$259,580,968

Class VI shares	$3,675,949,616	$—	$730,195,847	$—	$7,082,303,777

Shares outstanding:
Class III	229,171,927	3,731,436	707,795	26,942,281	28,318,132

Class IV	85,032,835	6,330,443	2,733,391	—	16,751,640

Class V	26,028,472	—	—	—	15,057,872

Class VI	146,536,289	—	68,918,769	—	411,518,464

Net asset value per share:
Class III	$25.08	$21.88	$10.58	$18.03	$17.27

Class IV	$25.10	$21.86	$10.60	$—	$17.24

Class V	$25.10	$—	$—	$—	$17.24

Class VI	$25.09	$—	$10.60	$—	$17.21

86	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2014

	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund**	International Large/Mid Cap Equity Fund***	International Small Companies Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$—	$11,756,861	$536,773,877	$127,346,826	$8,363,292
Dividends from affiliated issuers (Note 10)	30,557,452	6,220	45,988	18,089	3,033
Interest	29,796	3,839	151,734	26,222	3,420

Total investment income	30,587,248	11,766,920	536,971,599	127,391,137	8,369,745

Expenses:
Management fee (Note 5)	11,238,246	1,812,015	62,058,541	10,565,501	2,092,375
Shareholder service fee – Class II (Note 5)	—	—	340,008	—	—
Shareholder service fee – Class III (Note 5)	3,121,735	236,648	2,320,917	896,037	523,094
Shareholder service fee – Class IV (Note 5)	—	244,905	9,638,070	1,297,468	—
Shareholder service fee – Class VI (Note 5)	—	—	—	407,773	—
12b-1 fee – Class M* (Note 5)	—	—	2,286	—	—
Administration fee – Class M* (Note 5)	—	—	1,829	—	—
Audit and tax fees	58,862	92,263	184,374	118,308	141,609
Custodian and fund accounting agent fees	187,828	261,445	4,460,769	1,455,263	371,727
Legal fees	38,802	10,092	210,875	48,109	10,621
Registration fees	2,616	2,646	21,248	18,010	1,901
Transfer agent fees	27,355	42,122	55,538	49,972	27,703
Trustees fees and related expenses (Note 5)	24,451	4,162	129,506	28,648	3,579
Miscellaneous	24,508	24,012	117,136	60,797	51,247

Total expenses	14,724,403	2,730,310	79,541,097	14,945,886	3,223,856
Fees and expenses reimbursed and/or waived by Manager (Note 5)	(333,710)	(413,561)	(4,946,186)	(1,705,994)	(536,901)
Expense reductions (Note 2)	(2)	—	(56)	(8)	(12)
Indirectly incurred fees waived or borne by Manager (Note 5)	(10,204,114)	—	—	—	—
Shareholder service fee waived (Note 5)	(1,838,227)	—	—	—	—

Net expenses	2,348,350	2,316,749	74,594,855	13,239,884	2,686,943

Net investment income (loss)	28,238,898	9,450,171	462,376,744	114,151,253	5,682,802

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(b)	—	43,019,949	1,112,868,756	389,262,745	59,512,039
Investments in affiliated issuers	610,301,897	292	—	(392)	157
Realized gain distributions from affiliated issuers (Note 10)	—	3,215	7,771	4,642	1,731
Futures contracts	—	2,638,764	64,741,162	13,168,105	2,209,631
Foreign currency, forward contracts and foreign currency related transactions	(4,836,345)	(587,947)	(37,272,574)	7,870,493	221,235

Net realized gain (loss)	605,465,552	45,074,273	1,140,345,115	410,305,593	61,944,793

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	43,818,629	1,416,598,924	163,017,618	28,013,967
Investments in affiliated issuers	(147,072,786)	—	4,682	—	—
Futures contracts	—	(646,443)	(12,041,958)	8,739,556	384,962
Foreign currency, forward contracts and foreign currency related transactions	(27,019,650)	(717,835)	(28,845,842)	(4,523,836)	(483,910)

Net unrealized gain (loss)	(174,092,436)	42,454,351	1,375,715,806	167,233,338	27,915,019

Net realized and unrealized gain (loss)	431,373,116	87,528,624	2,516,060,921	577,538,931	89,859,812

Net increase (decrease) in net assets resulting from operations	$459,612,014	$96,978,795	$2,978,437,665	$691,690,184	$95,542,614

(a) Withholding tax:	$—	$591,695	$31,576,392	$10,144,683	$605,617
(b) Foreign capital gains tax:	$—	$—	$—	$—	$1,584
* Class M liquidated on March 27, 2013.
** Formerly International Intrinsic Value Fund.
*** Formerly International Core Equity Fund.

See accompanying notes to the financial statements.	87

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2014 — (Continued)

	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Core Equity Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$342,925,327	$5,667,133	$99	$20,655,889	$45,085,290
Dividends from affiliated issuers (Note 10)	54,101	1,633	208,256	3,155	16,018
Interest	—	2,298	—	6,554	29,183

Total investment income	342,979,428	5,671,064	208,355	20,665,598	45,130,491

Expenses:
Management fee (Note 5)	44,928,995	940,198	3,268,436	2,462,037	6,325,199
Shareholder service fee – Class III (Note 5)	9,389,957	126,907	10,763	738,611	323,259
Shareholder service fee – Class IV (Note 5)	2,581,178	103,435	18,252	—	61,705
Shareholder service fee – Class V (Note 5)	323,518	—	—	—	21,944
Shareholder service fee – Class VI (Note 5)	2,483,801	—	385,491	—	955,548
Audit and tax fees	120,629	66,250	62,104	115,856	66,741
Custodian, fund accounting agent and transfer agent fees	1,544,627	269,244	239,985	352,132	228,328
Legal fees	247,150	7,436	13,717	11,469	53,005
Registration fees	30,942	505	4,810	2,360	24,267
Transfer agent fees	—	41,398	—	28,065	—
Trustees fees and related expenses (Note 5)	142,832	2,154	7,561	5,197	20,528
Miscellaneous	95,348	16,011	14,329	44,032	17,926

Total expenses	61,888,977	1,573,538	4,025,448	3,759,759	8,098,450
Fees and expenses reimbursed and/or waived by Manager (Note 5)	(1,976,644)	(205,673)	(333,343)	(510,859)	(374,084)
Expense reductions (Note 2)	(1,345)	(84)	(35)	—	(82)

Net expenses	59,910,988	1,367,781	3,692,070	3,248,900	7,724,284

Net investment income (loss)	283,068,440	4,303,283	(3,483,715)	17,416,698	37,406,207

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,257,546,410	2,561,207	—	48,875,418	419,364,333
Investments in affiliated issuers	15,553	(2,086)	—	(2,648)	834
Realized gain distributions from affiliated issuers (Note 10)	14,926	695	91,267	1,812	7,898
Futures contracts	—	—	—	—	630,294
Written options	—	—	48,673,330	—	—
Foreign currency, forward contracts and foreign currency related transactions	122,604	(49,685)	109,458	(775,227)	6,074

Net realized gain (loss)	2,257,699,493	2,510,131	48,874,055	48,099,355	420,009,433

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(261,351,068)	2,982,144	—	53,567,290	(100,514,841)
Investments in affiliated issuers	34,236	—	—	2,157	—
Written options	—	—	1,229,410	—	—
Foreign currency, forward contracts and foreign currency related transactions	543,771	(3,513)	5,272	(535,869)	83,223

Net unrealized gain (loss)	(260,773,061)	2,978,631	1,234,682	53,033,578	(100,431,618)

Net realized and unrealized gain (loss)	1,996,926,432	5,488,762	50,108,737	101,132,933	319,577,815

Net increase (decrease) in net assets resulting from operations	$2,279,994,872	$9,792,045	$46,625,022	$118,549,631	$356,984,022

(a) Withholding tax:	$5,426,824	$622,148	$—	$1,352,026	$4,118

88	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Currency Hedged International Equity Fund		Developed World Stock Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$28,238,898	$82,273,805	$9,450,171	$8,123,323
Net realized gain (loss)	605,465,552	138,375,815	45,074,273	13,618,415
Change in net unrealized appreciation (depreciation)	(174,092,436)	157,889,396	42,454,351	6,760,707

Net increase (decrease) in net assets from operations	459,612,014	378,539,016	96,978,795	28,502,445

Distributions to shareholders from:
Net investment income
Class III	(86,130,676)	(67,902,089)	(2,807,498)	(3,758,014)
Class IV	—	—	(4,478,100)	(5,564,409)

Total distributions from net investment income	(86,130,676)	(67,902,089)	(7,285,598)	(9,322,423)

Net realized gains
Class III	(631,885,691)	(35,023,168)	—	—

Total distributions from net realized gains	(631,885,691)	(35,023,168)	—	—

Net share transactions (Note 9):
Class III	(931,302,775)	(437,064,588)	(9,758,050)	(10,090,587)
Class IV	—	—	4,471,639	5,584,649

Increase (decrease) in net assets resulting from net share transactions	(931,302,775)	(437,064,588)	(5,286,411)	(4,505,938)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	11,313	42,712
Class IV	—	—	17,630	144

Increase in net assets resulting from purchase premiums and redemption fees	—	—	28,943	42,856

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(931,302,775)	(437,064,588)	(5,257,468)	(4,463,082)

Total increase (decrease) in net assets	(1,189,707,128)	(161,450,829)	84,435,729	14,716,940

Net assets:
Beginning of period	2,256,714,466	2,418,165,295	360,334,366	345,617,426

End of period	$1,067,007,338	$2,256,714,466	$444,770,095	$360,334,366

Accumulated undistributed net investment income	$16,380,619	$76,027,426	$3,894,607	$2,213,905

See accompanying notes to the financial statements.	89

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Equity Fund**		International Large/Mid Cap Equity Fund***
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$462,376,744	$221,431,862	$114,151,253	$119,887,032
Net realized gain (loss)	1,140,345,115	(8,664,702)	410,305,593	133,365,973
Change in net unrealized appreciation (depreciation)	1,375,715,806	638,802,410	167,233,338	109,342,955

Net increase (decrease) in net assets from operations	2,978,437,665	851,569,570	691,690,184	362,595,960

Distributions to shareholders from:
Net investment income
Class II	(2,897,674)	(5,511,657)	—	—
Class III	(32,375,293)	(58,931,056)	(28,169,029)	(29,456,208)
Class IV	(251,250,369)	(221,765,571)	(67,488,285)	(36,106,544)
Class VI	—	—	(38,097,989)	(80,427,858)
Class M*	—	(355,017)	—	—

Total distributions from net investment income	(286,523,336)	(286,563,301)	(133,755,303)	(145,990,610)

Net share transactions (Note 9):
Class II	(63,475,036)	(127,322,319)	—	—
Class III	(325,625,377)	(357,557,478)	(138,591,918)	(311,705,125)
Class IV	2,242,413,275	1,844,735,604	(401,686,451)	262,914,776
Class VI	—	—	(2,335,478,223)	118,842,565
Class M*	(12,304,996)	(385,380)	—	—

Increase (decrease) in net assets resulting from net share transactions	1,841,007,866	1,359,470,427	(2,875,756,592)	70,052,216

Total increase (decrease) in net assets	4,532,922,195	1,924,476,696	(2,317,821,711)	286,657,566

Net assets:
Beginning of period	9,088,280,387	7,163,803,691	4,498,562,627	4,211,905,061

End of period	$13,621,202,582	$9,088,280,387	$2,180,740,916	$4,498,562,627

Accumulated undistributed net investment income	$193,554,028	$39,407,827	$28,089,510	$19,394,506

*	Class M liquidated on March 27, 2013.
**	Formerly International Intrinsic Value Fund.
***	Formerly International Core Equity Fund.

90	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Small Companies Fund		Quality Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,682,802	$8,162,271	$283,068,440	$315,771,405
Net realized gain (loss)	61,944,793	3,073,350	2,257,699,493	2,045,996,302
Change in net unrealized appreciation (depreciation)	27,915,019	31,372,037	(260,773,061)	(719,788,500)

Net increase (decrease) in net assets from operations	95,542,614	42,607,658	2,279,994,872	1,641,979,207

Distributions to shareholders from:
Net investment income
Class III	(16,821,072)	(12,800,768)	(118,691,386)	(137,196,073)
Class IV	—	—	(50,692,652)	(44,679,254)
Class V	—	—	(6,932,214)	(14,094,928)
Class VI	—	—	(97,143,981)	(158,091,736)

Total distributions from net investment income	(16,821,072)	(12,800,768)	(273,460,233)	(354,061,991)

Net realized gains
Class III	(6,602,273)	—	(537,513,943)	(483,233,958)
Class IV	—	—	(222,766,723)	(147,678,743)
Class V	—	—	(30,388,992)	(59,475,556)
Class VI	—	—	(415,961,923)	(562,432,264)

Total distributions from net realized gains	(6,602,273)	—	(1,206,631,581)	(1,252,820,521)

Net share transactions (Note 9):
Class III	(3,199,041)	(84,805,041)	(1,343,996,398)	19,370,394
Class IV	—	—	(56,839,658)	(7,262,944)
Class V	—	—	156,145,402	(109,175,865)
Class VI	—	—	(700,847,320)	(5,550,855,897)

Increase (decrease) in net assets resulting from net share transactions	(3,199,041)	(84,805,041)	(1,945,537,974)	(5,647,924,312)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	210,862	181,108	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(2,988,179)	(84,623,933)	(1,945,537,974)	(5,647,924,312)

Total increase (decrease) in net assets	69,131,090	(54,817,043)	(1,145,634,916)	(5,612,827,617)

Net assets:
Beginning of period	313,557,119	368,374,162	13,356,848,452	18,969,676,069

End of period	$382,688,209	$313,557,119	$12,211,213,536	$13,356,848,452

Accumulated undistributed net investment income	$—	$784,455	$37,612,658	$27,866,863

Distributions in excess of net investment income	$(2,873,851)	$—	$—	$—

See accompanying notes to the financial statements.	91

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Resources Fund		Risk Premium Fund
	Year Ended February 28,		Year Ended February 28, 2014	Period from November 15, 2012 (commencement of operations) through February 28, 2013
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,303,283	$417,401	$(3,483,715)	$(663,980)
Net realized gain (loss)	2,510,131	806,525	48,874,055	16,174,891
Change in net unrealized appreciation (depreciation)	2,978,631	48,070	1,234,682	2,767,057

Net increase (decrease) in net assets from operations	9,792,045	1,271,996	46,625,022	18,277,968

Distributions to shareholders from:
Net investment income
Class III	(1,446,887)	(390,434)	—	—
Class IV	(2,587,331)	—	—	—

Total distributions from net investment income	(4,034,218)	(390,434)	—	—

Net realized gains
Class III	(870,197)	(263,708)	(407,126)	—
Class IV	(1,558,527)	—	(1,142,024)	—
Class VI	—	—	(40,033,457)	—

Total distributions from net realized gains	(2,428,724)	(263,708)	(41,582,607)	—

Net share transactions (Note 9):
Class III	(26,061,108)	95,234,121	639,782	6,696,024
Class IV	138,120,646	—	19,930,107	8,059,007
Class VI	—	—	109,307,716	597,548,727

Increase (decrease) in net assets resulting from net share transactions	112,059,538	95,234,121	129,877,605	612,303,758

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	224,376	288,096	2,240	2,569
Class IV	150,205	—	5,358	367
Class VI	—	—	220,039	916,900

Increase in net assets resulting from purchase premiums and redemption fees	374,581	288,096	227,637	919,836

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	112,434,119	95,522,217	130,105,242	613,223,594

Total increase (decrease) in net assets	115,763,222	96,140,071	135,147,657	631,501,562

Net assets:
Beginning of period	104,240,669	8,100,598	631,501,562	—

End of period	$220,003,891	$104,240,669	$766,649,219	$631,501,562

Accumulated undistributed net investment income	$313,768	$54,451	$—	$—

Distributions in excess of net investment income	$—	$—	$(562,053)	$(340,678)

92	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Tax-Managed International Equities Fund		U.S. Core Equity Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$17,416,698	$13,357,401	$37,406,207	$29,448,199
Net realized gain (loss)	48,099,355	3,533,244	420,009,433	181,929,616
Change in net unrealized appreciation (depreciation)	53,033,578	22,618,274	(100,431,618)	(32,431,599)

Net increase (decrease) in net assets from operations	118,549,631	39,508,919	356,984,022	178,946,216

Distributions to shareholders from:
Net investment income
Class III	(12,920,366)	(14,995,061)	(3,262,900)	(4,527,823)
Class IV	—	—	(863,090)	(921,941)
Class VI	—	—	(23,889,696)	(24,844,302)
Class M*	—	—	—	(14,539)

Total distributions from net investment income	(12,920,366)	(14,995,061)	(28,015,686)	(30,308,605)

Net share transactions (Note 9):
Class III	(98,969,201)	(50,790,609)	264,006,648	(94,495,604)
Class IV	—	—	233,445,094	(12,709,327)
Class V	—	—	257,045,957	—
Class VI	—	—	5,553,853,782	33,705,448
Class M*	—	—	—	(1,316,104)

Increase (decrease) in net assets resulting from net share transactions	(98,969,201)	(50,790,609)	6,308,351,481	(74,815,587)

Total increase (decrease) in net assets	6,660,064	(26,276,751)	6,637,319,817	73,822,024

Net assets:
Beginning of period	479,005,392	505,282,143	1,482,329,737	1,408,507,713

End of period	$485,665,456	$479,005,392	$8,119,649,554	$1,482,329,737

Accumulated undistributed net investment income	$5,278,525	$34,230	$14,208,770	$4,883,039

Distributions in excess of net investment income	$—	$—	$—	$—

*	Class M liquidated on January 31, 2013.

See accompanying notes to the financial statements.	93

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

	Class III Shares
	Year Ended February 28/29,
	2014		2013		2012		2011(a)	2010(a)
Net asset value, beginning of period	$24.21		$22.03		$24.11		$21.12	$18.08

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.34		0.72		0.86		0.30	0.64
Net realized and unrealized gain (loss)	5.01		2.56		(2.46	)(c)	2.69	4.40

Total from investment operations	5.35		3.28		(1.60)		2.99	5.04

Less distributions to shareholders:
From net investment income	(0.92)		(0.73)		(0.16)		—	(2.00	)(d)
From net realized gains	(6.91)		(0.37)		(0.32)		—	—

Total distributions	(7.83)		(1.10)		(0.48)		—	(2.00)

Net asset value, end of period	$21.73		$24.21		$22.03		$24.11	$21.12

Total Return(e)	24.44%		15.24%		(6.55)%		14.16%	29.15%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,067,007		$2,256,714		$2,418,165		$490,047	$25,395
Net expenses to average daily net assets(f)	0.11	%(g)	0.11	%(g)	0.12%		0.12%	0.11%
Net investment income (loss) to average daily net assets(b)	1.36%		3.25%		4.00%		1.32%	3.25%
Portfolio turnover rate	44%		45%		24%		32%	15%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(h)	0.59%		0.60%		0.61%		0.65%	1.16%
(a)	Per share amounts were adjusted to reflect a 1:8 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)	Distributions from net investment income include amounts (approximately $2.00 per share for 2010) from foreign currency transactions which are treated as realized capital gain for book purposes.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

94	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

DEVELOPED WORLD STOCK FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2014		2013		2012		2011		2010		2014		2013		2012		2011		2010
Net asset value, beginning of period	$19.41		$18.35		$19.24		$16.28		$11.34		$19.42		$18.36		$19.26		$16.30		$11.35

Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.44		0.43		0.33		0.29		0.52		0.44		0.44		0.34		0.30
Net realized and unrealized gain (loss)	4.75		1.12		(0.78	)(a)	3.09		5.03		4.76		1.13		(0.79	)(a)	3.09		5.04

Total from investment operations	5.26		1.56		(0.35)		3.42		5.32		5.28		1.57		(0.35)		3.43		5.34

Less distributions to shareholders:
From net investment income	(0.39)		(0.50)		(0.54)		(0.46)		(0.38)		(0.40)		(0.51)		(0.55)		(0.47)		(0.39)

Total distributions	(0.39)		(0.50)		(0.54)		(0.46)		(0.38)		(0.40)		(0.51)		(0.55)		(0.47)		(0.39)

Net asset value, end of period	$24.28		$19.41		$18.35		$19.24		$16.28		$24.30		$19.42		$18.36		$19.26		$16.30

Total Return(b)	27.29%		8.68%		(1.64)%		21.41%		47.03%		27.39%		8.74%		(1.61)%		21.44%		47.16%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$170,532		$145,072		$147,629		$210,780		$171,842		$274,238		$215,262		$197,989		$201,121		$165,445
Net expenses to average daily net assets	0.61	%(d)	0.60	%(d)	0.60	%(c)(d)	0.60	%(c)(d)	0.60	%(c)	0.56	%(d)	0.55	%(d)	0.55	%(c)(d)	0.55	%(c)(d)	0.55	%(c)
Net investment income (loss) to average daily net assets	2.31%		2.38%		2.40%		1.93%		1.93%		2.37%		2.40%		2.42%		1.98%		1.94%
Portfolio turnover rate	64%		50%		56%		34%		47%		64%		50%		56%		34%		47%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.10%		0.11%		0.11%		0.11%		0.11%		0.10%		0.11%		0.11%		0.11%		0.11%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.01		$0.01		$0.00	(e)	$0.02		0.00	(e)	$0.00	(e)	$0.00	(e)	$0.00	(e)	—	(f)

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
(f)	The class received no purchase premiums or redemption fees.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	95

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY FUND (FORMERLY INTERNATIONAL INTRINSIC VALUE FUND)

	Class II Shares										Class III Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2014		2013		2012		2011		2010		2014		2013		2012		2011		2010
Net asset value, beginning of period	$20.94		$20.18		$23.07		$19.35		$13.86		$21.16		$20.39		$23.31		$19.56		$14.00

Income (loss) from investment operations:
Net investment income (loss)†	0.80		0.56		0.63		0.48		0.41		0.86		0.56		0.65		0.47		0.42
Net realized and unrealized gain (loss)	4.88		0.85		(2.83	)(a)	3.51		5.68		4.90		0.88		(2.86	)(a)	3.58		5.76

Total from investment operations	5.68		1.41		(2.20)		3.99		6.09		5.76		1.44		(2.21)		4.05		6.18

Less distributions to shareholders:
From net investment income	(0.46)		(0.65)		(0.69)		(0.27)		(0.60)		(0.48)		(0.67)		(0.71)		(0.30)		(0.62)

Total distributions	(0.46)		(0.65)		(0.69)		(0.27)		(0.60)		(0.48)		(0.67)		(0.71)		(0.30)		(0.62)

Net asset value, end of period	$26.16		$20.94		$20.18		$23.07		$19.35		$26.44		$21.16		$20.39		$23.31		$19.56

Total Return(b)	27.41%		7.23%		(9.51)%		20.79%		44.05%		27.53%		7.30%		(9.47)%		20.88%		44.21%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$139,401		$169,056		$292,379		$217,090		$394,009		$1,555,509		$1,540,203		$1,812,184		$2,257,078		$1,925,104
Net expenses to average daily net assets	0.72	%(c)(d)	0.72	%(c)(d)	0.72	%(c)(d)	0.72	%(c)(d)	0.72	%(c)	0.65	%(c)(d)	0.65	%(c)(d)	0.65	%(c)(d)	0.65	%(c)(d)	0.65	%(c)
Net investment income (loss) to average daily net assets	3.47%		2.87%		3.04%		2.36%		2.21%		3.62%		2.82%		3.09%		2.30%		2.19%
Portfolio turnover rate	48%		40%		37%		40%		40%		48%		40%		37%		40%		40%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.04%		0.05%		0.05%		0.05%		0.04%		0.04%		0.05%		0.05%		0.05%

	Class IV Shares
	Year Ended February 28/29,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$21.14		$20.37		$23.30		$19.55		$14.00

Income (loss) from investment operations:
Net investment income (loss)†	0.89		0.54		0.62		0.48		0.43
Net realized and unrealized gain (loss)	4.88		0.91		(2.83	)(a)	3.58		5.75

Total from investment operations	5.77		1.45		(2.21)		4.06		6.18

Less distributions to shareholders:
From net investment income	(0.50)		(0.68)		(0.72)		(0.31)		(0.63)

Total distributions	(0.50)		(0.68)		(0.72)		(0.31)		(0.63)

Net asset value, end of period	$26.41		$21.14		$20.37		$23.30		$19.55

Total Return(b)	27.60%		7.39%		(9.43)%		20.96%		44.22%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,926,293		$7,366,819		$5,047,058		$3,458,202		$2,779,470
Net expenses to average daily net assets	0.59	%(c)(d)	0.59	%(c)(d)	0.59	%(c)(d)	0.59	%(c)(d)	0.59	%(c)
Net investment income (loss) to average daily net assets	3.74%		2.70%		3.00%		2.32%		2.25%
Portfolio turnover rate	48%		40%		37%		40%		40%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.04%		0.05%		0.05%		0.05%
(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

96	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL LARGE/MID CAP EQUITY FUND (FORMERLY INTERNATIONAL CORE EQUITY FUND)

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2014		2013		2012		2011		2010	2014		2013		2012		2011		2010
Net asset value, beginning of period	$28.96		$27.50		$30.77		$25.63		$18.15	$28.94		$27.48		$30.75		$25.62		$18.14

Income (loss) from investment operations:
Net investment income (loss)†	1.18		0.77		0.87		0.62		0.55	1.17		0.80		0.90		0.61		0.64
Net realized and unrealized gain (loss)	6.56		1.62		(3.15)		5.11		7.79	6.60		1.60		(3.17)		5.13		7.71

Total from investment operations	7.74		2.39		(2.28)		5.73		8.34	7.77		2.40		(2.27)		5.74		8.35

Less distributions to shareholders:
From net investment income	(1.50)		(0.93)		(0.99)		(0.59)		(0.86)	(1.53)		(0.94)		(1.00)		(0.61)		(0.87)

Total distributions	(1.50)		(0.93)		(0.99)		(0.59)		(0.86)	(1.53)		(0.94)		(1.00)		(0.61)		(0.87)

Net asset value, end of period	$35.20		$28.96		$27.50		$30.77		$25.63	$35.18		$28.94		$27.48		$30.75		$25.62

Total Return(a)	27.30%		8.93%		(7.25)%		22.61%		45.97%	27.40%		9.00%		(7.19)%		22.68%		46.04%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$598,840		$621,870		$885,023		$857,774		$1,017,207	$1,262,615		$1,394,919		$1,078,912		$1,235,303		$797,730
Net expenses to average daily net assets(b)	0.53	%(c)	0.53	%(c)	0.53	%(c)	0.53	%(c)	0.53%	0.47	%(c)	0.47	%(c)	0.47	%(c)	0.47	%(c)	0.47%
Net investment income (loss) to average daily net assets	3.70%		2.87%		3.10%		2.28%		2.22%	3.69%		2.93%		3.18%		2.24%		2.65%
Portfolio turnover rate	54%		47%		34%		40%		48%	54%		47%		34%		40%		48%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06%		0.05%		0.04%		0.05%		0.05%	0.06%		0.05%		0.05%		0.05%		0.05%

	Class VI Shares
	Year Ended February 28/29,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$28.91		$27.46		$30.72		$25.60		$18.13

Income (loss) from investment operations:
Net investment income (loss)†	1.58		0.79		0.92		0.61		0.52
Net realized and unrealized gain (loss)	6.17		1.61		(3.17)		5.13		7.83

Total from investment operations	7.75		2.40		(2.25)		5.74		8.35

Less distributions to shareholders:
From net investment income	(1.51)		(0.95)		(1.01)		(0.62)		(0.88)

Total distributions	(1.51)		(0.95)		(1.01)		(0.62)		(0.88)

Net asset value, end of period	$35.15		$28.91		$27.46		$30.72		$25.60

Total Return(a)	27.39%		9.01%		(7.13)%		22.69%		46.11%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$319,285		$2,481,773		$2,247,969		$3,507,677		$2,288,572
Net expenses to average daily net assets(b)	0.44	%(c)	0.44	%(c)	0.44	%(c)	0.44	%(c)	0.44%
Net investment income (loss) to average daily net assets	5.24%		2.89%		3.25%		2.25%		2.08%
Portfolio turnover rate	54%		47%		34%		40%		48%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	97

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL SMALL COMPANIES FUND

	Class III Shares
	Year Ended February 28/29,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$8.34		$7.44		$8.48		$6.63		$4.20

Income (loss) from investment operations:
Net investment income (loss)†	0.15		0.18		0.17		0.14		0.08
Net realized and unrealized gain (loss)	2.37		1.02		(0.84)		1.88		2.50

Total from investment operations	2.52		1.20		(0.67)		2.02		2.58

Less distributions to shareholders:
From net investment income	(0.45)		(0.30)		(0.37)		(0.17)		(0.15)
From net realized gains	(0.18)		—		—		—		—

Total distributions	(0.63)		(0.30)		(0.37)		(0.17)		(0.15)

Net asset value, end of period	$10.23		$8.34		$7.44		$8.48		$6.63

Total Return(a)	31.30%		16.75%		(8.05)%		31.11%		61.64%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$382,688		$313,557		$368,374		$467,733		$1,160,294
Net expenses to average daily net assets(b)	0.77	%(c)	0.76	%(c)	0.76	%(c)	0.76	%(c)	0.75%
Net investment income (loss) to average daily net assets	1.63%		2.50%		2.28%		1.91%		1.17%
Portfolio turnover rate	79%		76%		90%		55%		58%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.15%		0.17%		0.14%		0.12%		0.09%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.00	(d)	$0.01		$0.05		$0.02
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

98	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

QUALITY FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2014		2013		2012		2011		2010	2014		2013		2012		2011		2010
Net asset value, beginning of period	$23.81		$23.41		$20.81		$18.99		$14.17	$23.83		$23.42		$20.83		$19.01		$14.19

Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.47		0.43		0.36		0.33	0.53		0.49		0.44		0.38		0.34
Net realized and unrealized gain (loss)	3.70		2.24		2.58		1.82		4.83	3.70		2.24		2.57		1.81		4.83

Total from investment operations	4.21		2.71		3.01		2.18		5.16	4.23		2.73		3.01		2.19		5.17

Less distributions to shareholders:
From net investment income	(0.53)		(0.51)		(0.41)		(0.36)		(0.34)	(0.55)		(0.52)		(0.42)		(0.37)		(0.35)
From net realized gains	(2.41)		(1.80)		—		—		—	(2.41)		(1.80)		—		—		—

Total distributions	(2.94)		(2.31)		(0.41)		(0.36)		(0.34)	(2.96)		(2.32)		(0.42)		(0.37)		(0.35)

Net asset value, end of period	$25.08		$23.81		$23.41		$20.81		$18.99	$25.10		$23.83		$23.42		$20.83		$19.01

Total Return(a)	18.38%		12.39%		14.71%		11.67%		36.73%	18.43%		12.47%		14.70%		11.71%		36.73%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,747,512		$6,682,281		$6,539,510		$5,288,776		$4,119,119	$2,134,444		$2,079,055		$2,035,597		$1,662,542		$1,132,006
Net expenses to average daily net assets(b)	0.48	%(c)	0.48	%(c)	0.48	%(c)	0.48	%(c)	0.48%	0.44	%(c)	0.44	%(c)	0.44	%(c)	0.44	%(c)	0.44%
Net investment income (loss) to average daily net assets	2.04%		2.02%		2.01%		1.88%		1.88%	2.07%		2.09%		2.04%		1.95%		1.97%
Portfolio turnover rate	48%		34%		40%		32%		28%	48%		34%		40%		32%		28%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%		0.02%		0.02%		0.02%		0.02%	0.01%		0.02%		0.02%		0.02%		0.02%

	Class V Shares									Class VI Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2014		2013		2012		2011		2010	2014		2013		2012		2011		2010
Net asset value, beginning of period	$23.82		$23.42		$20.82		$19.00		$14.17	$23.82		$23.41		$20.82		$19.00		$14.18

Income (loss) from investment operations:
Net investment income (loss)†	0.56		0.48		0.44		0.38		0.34	0.54		0.49		0.45		0.38		0.35
Net realized and unrealized gain (loss)	3.68		2.25		2.58		1.81		4.84	3.70		2.25		2.57		1.81		4.82

Total from investment operations	4.24		2.73		3.02		2.19		5.18	4.24		2.74		3.02		2.19		5.17

Less distributions to shareholders:
From net investment income	(0.55)		(0.53)		(0.42)		(0.37)		(0.35)	(0.56)		(0.53)		(0.43)		(0.37)		(0.35)
From net realized gains	(2.41)		(1.80)		—		—		—	(2.41)		(1.80)		—		—		—

Total distributions	(2.96)		(2.33)		(0.42)		(0.37)		(0.35)	(2.97)		(2.33)		(0.43)		(0.37)		(0.35)

Net asset value, end of period	$25.10		$23.82		$23.42		$20.82		$19.00	$25.09		$23.82		$23.41		$20.82		$19.00

Total Return(a)	18.49%		12.45%		14.74%		11.73%		36.87%	18.50%		12.53%		14.76%		11.77%		36.81%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$653,307		$455,097		$578,367		$371,927		$551,272	$3,675,950		$4,140,416		$9,816,202		$8,913,391		$9,156,696
Net expenses to average daily net assets(b)	0.42	%(c)	0.41	%(c)	0.42	%(c)	0.42	%(c)	0.42%	0.39	%(c)	0.38	%(c)	0.39	%(c)	0.39	%(c)	0.39%
Net investment income (loss) to average daily net assets	2.22%		2.05%		2.08%		1.96%		1.98%	2.13%		2.10%		2.09%		1.99%		2.00%
Portfolio turnover rate	48%		34%		40%		32%		28%	48%		34%		40%		32%		28%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%		0.02%		0.02%		0.02%		0.02%	0.01%		0.02%		0.02%		0.02%		0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	99

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RESOURCES FUND

	Class III Shares						Class IV Shares
	Year Ended February 28,				Period from December 28, 2011 (commencement of operations) through February 29, 2012		Period from March 20, 2013 (commencement of operations) through February 28, 2014 (Unaudited)
	2014		2013
Net asset value, beginning of period	$21.59		$22.96		$20.00		$21.40

Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.32		0.03		0.45
Net realized and unrealized gain (loss)	0.45		(1.25	)(a)	2.93		0.70

Total from investment operations	0.96		(0.93)		2.96		1.15

Less distributions to shareholders:
From net investment income	(0.40)		(0.20)		—		(0.42)
From net realized gains	(0.27)		(0.24)		—		(0.27)

Total distributions	(0.67)		(0.44)		—		(0.69)

Net asset value, end of period	$21.88		$21.59		$22.96		$21.86

Total Return(b)	4.54%		(4.00)%		14.80	%**	5.48	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$81,646		$104,241		$8,101		$138,358
Net expenses to average daily net assets	0.75	%(c)(d)	0.77	%(c)	0.75	%*	0.70	%*(c)(d)
Net investment income (loss) to average daily net assets	2.36%		1.48%		0.78	%*	2.23	%*
Portfolio turnover rate	40%		51%		15	%**	40	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.10%		0.73%		7.69	%*	0.11	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2)†:	$0.06		$0.22		$0.06		$0.03
(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/(loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

100	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RISK PREMIUM FUND

	Class III Shares			Class IV Shares			Class VI Shares
	Year Ended February 28, 2014	Period from December 14, 2012 (commencement of operations) through February 28, 2013		Year Ended February 28, 2014	Period from December 17, 2012 (commencement of operations) through February 28, 2013		Year Ended February 28, 2014	Period from November 15, 2012 (commencement of operations) through February 28, 2013
Net asset value, beginning of period	$10.53	$10.27		$10.54	$10.30		$10.53	$10.00

Income (loss) from investment operations:
Net investment income (loss)†	(0.06)	(0.01)		(0.06)	(0.01)		(0.05)	(0.01)
Net realized and unrealized gain (loss)	0.71	0.27		0.72	0.25		0.72	0.54

Total from investment operations	0.65	0.26		0.66	0.24		0.67	0.53

Less distributions to shareholders:
From net realized gains	(0.60)	—		(0.60)	—		(0.60)	—

Total distributions	(0.60)	—		(0.60)	—		(0.60)	—

Net asset value, end of period	$10.58	$10.53		$10.60	$10.54		$10.60	$10.53

Total Return(a)	6.42%	2.53	%**	6.51%	2.33	%**	6.61%	5.30	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,489	$6,793		$28,964	$8,244		$730,196	$616,464
Net expenses to average daily net assets(b)(c)	0.60%	0.60	%*	0.55%	0.55	%*	0.51%	0.51	%*
Net investment income (loss) to average daily net assets	(0.57)%	(0.56	)%*	(0.52)%	(0.51	)%*	(0.48)%	(0.46	)%*
Portfolio turnover rate	0%	0	%**	0%	0	%**	0%	0	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.05%	0.08	%*	0.05%	0.07	%*	0.05%	0.10	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (d)	$0.01		$0.00 (d)	$0.00	(d)	$0.00 (d)	$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	101

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAX-MANAGED INTERNATIONAL EQUITIES FUND

	Class III Shares
	Year Ended February 28/29,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$14.56		$13.80		$15.41		$12.97		$9.28

Income (loss) from investment operations:
Net investment income (loss)†	0.57		0.39		0.43		0.30		0.26
Net realized and unrealized gain (loss)	3.37		0.83		(1.59)		2.47		3.80

Total from investment operations	3.94		1.22		(1.16)		2.77		4.06

Less distributions to shareholders:
From net investment income	(0.47)		(0.46)		(0.45)		(0.33)		(0.37)

Total distributions	(0.47)		(0.46)		(0.45)		(0.33)		(0.37)

Net asset value, end of period	$18.03		$14.56		$13.80		$15.41		$12.97

Total Return(a)	27.37%		8.99%		(7.35)%		21.51%		43.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$485,665		$479,005		$505,282		$599,876		$547,178
Net expenses to average daily net assets	0.66	%(c)	0.67	%(b)(c)	0.65	%(b)(c)	0.65	%(b)(c)	0.65	%(b)
Net investment income (loss) to average daily net assets	3.54%		2.83%		3.02%		2.20%		2.08%
Portfolio turnover rate	49%		54%		48%		40%		49%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.10%		0.12%		0.11%		0.11%		0.09%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

102	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. CORE EQUITY FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2014		2013		2012		2011		2010	2014		2013		2012		2011		2010
Net asset value, beginning of period	$14.51		$13.06		$12.00		$10.57		$7.65	$14.48		$13.04		$11.98		$10.55		$7.63

Income (loss) from investment operations:
Net investment income (loss)†	0.28		0.26		0.22		0.18		0.17	0.29		0.27		0.22		0.18		0.17
Net realized and unrealized gain (loss)	2.77		1.47		1.08		1.43		2.93	2.77		1.46		1.08		1.43		2.93

Total from investment operations	3.05		1.73		1.30		1.61		3.10	3.06		1.73		1.30		1.61		3.10

Less distributions to shareholders:
From net investment income	(0.29)		(0.28)		(0.24)		(0.18)		(0.18)	(0.30)		(0.29)		(0.24)		(0.18)		(0.18)

Total distributions	(0.29)		(0.28)		(0.24)		(0.18)		(0.18)	(0.30)		(0.29)		(0.24)		(0.18)		(0.18)

Net asset value, end of period	$17.27		$14.51		$13.06		$12.00		$10.57	$17.24		$14.48		$13.04		$11.98		$10.55

Total Return(a)	21.11%		13.40%		11.00%		15.42%		40.85%	21.21%		13.40%		11.05%		15.47%		41.04%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$488,982		$188,363		$259,751		$393,523		$519,309	$288,782		$44,849		$52,486		$163,627		$415,267
Net expenses to average daily net assets(b)	0.46	%(c)	0.46	%(c)	0.46	%(c)	0.46	%(c)	0.46%	0.41	%(c)	0.41	%(c)	0.41	%(c)	0.41	%(c)	0.41%
Net investment income (loss) to average daily net assets	1.71%		1.95%		1.82%		1.68%		1.73%	1.75%		2.01%		1.88%		1.68%		1.76%
Portfolio turnover rate	74%		79%		61%		96%		52%	74%		79%		61%		96%		52%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.02%		0.02%		0.03%		0.03%		0.03%	0.02%		0.02%		0.03%		0.03%		0.03%

	Class V Shares		Class VI Shares
	Period from January 21, 2014 (commencement of operations) through February 28, 2014		Year Ended February 28/29,
			2014		2013		2012		2011		2010
Net asset value, beginning of period	$17.17		$14.47		$13.02		$11.97		$10.54		$7.63

Income (loss) from investment operations:
Net investment income (loss)†	0.04		0.30		0.28		0.23		0.20		0.17
Net realized and unrealized gain (loss)	0.03		2.74		1.46		1.07		1.42		2.93

Total from investment operations	0.07		3.04		1.74		1.30		1.62		3.10

Less distributions to shareholders:
From net investment income	—		(0.30)		(0.29)		(0.25)		(0.19)		(0.19)

Total distributions	—		(0.30)		(0.29)		(0.25)		(0.19)		(0.19)

Net asset value, end of period	$17.24		$17.21		$14.47		$13.02		$11.97		$10.54

Total Return(a)	0.39	%**	21.14%		13.56%		11.06%		15.59%		40.96%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$259,581		$7,082,304		$1,249,117		$1,095,053		$1,129,978		$1,069,030
Net expenses to average daily net assets(b)	0.40	%(c)*	0.37	%(c)	0.37	%(c)	0.37	%(c)	0.37	%(c)	0.37%
Net investment income (loss) to average daily net assets	1.97	%*	1.85%		2.08%		1.93%		1.80%		1.80%
Portfolio turnover rate	74	%**	74%		79%		61%		96%		52%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01	%*	0.02%		0.02%		0.03%		0.03%		0.03%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	103

GMO Trust Funds

Notes to Financial Statements

February 28, 2014

1.	Organization

Each of Currency Hedged International Equity Fund, Developed World Stock Fund, International Equity Fund (formerly International Intrinsic Value Fund), International Large/Mid Cap Equity Fund (formerly International Core Equity Fund), International Small Companies Fund, Quality Fund, Resources Fund, Risk Premium Fund, Tax-Managed International Equities Fund and U.S. Core Equity Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Funds may invest in U.S. Treasury Fund and unaffiliated money market funds. The Funds may also invest in other GMO Funds (“underlying funds”).

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Currency Hedged International Equity Fund	MSCI EAFE Index (Hedged)	Total return greater than benchmark
Developed World Stock Fund	MSCI World Index	High total return
International Equity Fund (formerly International Intrinsic Value Fund)	MSCI EAFE Value Index	High total return
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	MSCI EAFE Index	High total return
International Small Companies Fund	MSCI EAFE Small Cap Index	High total return
Quality Fund	Not Applicable	Total return
Resources Fund	MSCI ACWI Commodity Producers	Total return
Risk Premium Fund	Not Applicable	Total return
Tax-Managed International Equities Fund	MSCI EAFE Index (after tax)	High after-tax total return
U.S. Core Equity Fund	S&P 500 Index	High total return

Developed World Stock Fund, International Large/Mid Cap Equity Fund, International Small Companies Fund and Risk Premium Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances

104

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third-party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service (Net)
Currency Hedged International Equity Fund	—		96%
Developed World Stock Fund	< 1%		54%
International Equity Fund (formerly International Intrinsic Value Fund)	—		98%
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	0	%*	96%
International Small Companies Fund	0	%*	97%
Quality Fund	—		11%
Resources Fund	—		72%
Risk Premium Fund	—		(1)%
Tax-Managed International Equities Fund	—		96%
U.S. Core Equity Fund	—		—

*	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

105

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2014:

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Equity Fund
Asset Valuation Inputs
Mutual Funds
United States	$1,050,800,655	$—	$—	$1,050,800,655

TOTAL MUTUAL FUNDS	1,050,800,655	—	—	1,050,800,655

Short-Term Investments	20,460,954	—	—	20,460,954

Total Investments	1,071,261,609	—	—	1,071,261,609

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	2,043,505	—	2,043,505

Total	$1,071,261,609	$2,043,505	$—	$1,073,305,114

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(18,376,485)	$—	$(18,376,485)

Total	$—	$(18,376,485)	$—	$(18,376,485)

106

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Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Developed World Stock Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$3,014,332	$—	$3,014,332
Austria	—	1,389,557	—	1,389,557
Belgium	—	312,064	—	312,064
Brazil	940,470	2,374,156	—	3,314,626
Canada	2,088,580	—	—	2,088,580
China	—	5,942,949	—	5,942,949
Czech Republic	—	742,791	—	742,791
Egypt	—	201,242	—	201,242
Finland	—	2,099,098	—	2,099,098
France	—	41,190,115	—	41,190,115
Germany	—	25,728,376	—	25,728,376
Hong Kong	347,909	2,440,238	—	2,788,147
Hungary	—	116,111	—	116,111
India	300,855	70,940	—	371,795
Indonesia	164,766	1,226,286	—	1,391,052
Ireland	—	830,278	—	830,278
Italy	—	19,990,759	—	19,990,759
Japan	—	36,258,388	—	36,258,388
Malaysia	—	240,972	—	240,972
Mexico	850,206	—	—	850,206
Netherlands	62,992	2,559,462	—	2,622,454
Norway	—	1,771,599	—	1,771,599
Peru	254,520	—	—	254,520
Philippines	12,040	207,294	—	219,334
Poland	—	1,169,778	—	1,169,778
Portugal	—	1,128,168	—	1,128,168
Russia	144,648	4,180,828	—	4,325,476
Singapore	—	1,064,306	—	1,064,306
South Africa	19,926	1,406,830	—	1,426,756
South Korea	7,380	5,564,864	—	5,572,244
Spain	—	16,513,438	—	16,513,438
Sweden	—	530,128	—	530,128
Switzerland	—	2,556,873	—	2,556,873
Taiwan	378,074	840,565	1,546,622	2,765,261
Thailand	—	1,503,026	—	1,503,026
Turkey	—	1,261,556	—	1,261,556
United Kingdom	—	42,383,372	—	42,383,372
United States	186,869,563	1,482,807	—	188,352,370

TOTAL COMMON STOCKS	192,441,929	230,293,546	1,546,622	424,282,097

Preferred Stocks
Brazil	526,554	2,529,610	—	3,056,164
Germany	—	3,457,094	—	3,457,094
Russia	—	1,305,166	—	1,305,166
South Korea	—	487,929	—	487,929

TOTAL PREFERRED STOCKS	526,554	7,779,799	—	8,306,353

Investment Funds
United States	2,312,798	—	—	2,312,798

TOTAL INVESTMENT FUNDS	2,312,798	—	—	2,312,798

107

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Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3		Total
Developed World Stock Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Brazil	$959	$—	$—		$959

TOTAL RIGHTS/WARRANTS	959	—	—		959

Mutual Funds
United States	6,376,617	—	—		6,376,617

TOTAL MUTUAL FUNDS	6,376,617	—	—		6,376,617

Short-Term Investments	2,818,888	649,971	—		3,468,859

Total Investments	204,477,745	238,723,316	1,546,622		444,747,683

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	106,352	—		106,352

Total	$204,477,745	$238,829,668	$1,546,622		$444,854,035

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(548,974)	$—		$(548,974)
Futures Contracts
Equity Risk	(11,265)	—	—		(11,265)

Total	$(11,265)	$(548,974)	$—		$(560,239)

International Equity Fund (formerly International Intrinsic Value Fund)
Asset Valuation Inputs
Common Stocks
Australia	$—	$331,495,937	$—		$331,495,937
Austria	—	70,989,354	0	**	70,989,354
Belgium	—	107,220,094	—		107,220,094
Canada	161,654,308	—	—		161,654,308
Denmark	—	51,324,809	—		51,324,809
Finland	—	166,177,699	—		166,177,699
France	—	2,415,906,598	—		2,415,906,598
Germany	—	1,509,469,048	—		1,509,469,048
Hong Kong	—	191,023,768	—		191,023,768
Ireland	—	20,945,810	—		20,945,810
Israel	10,672,586	60,422,997	—		71,095,583
Italy	—	1,080,670,081	—		1,080,670,081
Japan	—	2,040,983,407	—		2,040,983,407
Malta	—	—	0	**	0 **
Netherlands	—	231,650,176	—		231,650,176
New Zealand	—	42,811,139	—		42,811,139
Norway	—	155,954,167	—		155,954,167
Portugal	—	52,015,892	—		52,015,892
Singapore	—	103,779,115	—		103,779,115
Spain	—	893,461,986	—		893,461,986
Sweden	—	143,959,621	—		143,959,621
Switzerland	—	137,830,362	—		137,830,362
United Kingdom	—	3,170,240,797	—		3,170,240,797
United States	—	127,012,983	—		127,012,983

TOTAL COMMON STOCK	172,326,894	13,105,345,840	0	**	13,277,672,734

108

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Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3		Total
International Equity Fund (formerly International Intrinsic Value Fund) (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Germany	$—	$189,099,993	$—		$189,099,993

TOTAL PREFERRED STOCK	—	189,099,993	—		189,099,993

Short-Term Investments	124,087,848	—	—		124,087,848

Total Investments	296,414,742	13,294,445,833	0	**	13,590,860,575

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	2,744,792	—		2,744,792

Total	$296,414,742	$13,297,190,625	$0	**	$13,593,605,367

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(20,324,815)	$—		$(20,324,815)

Total	$—	$(20,324,815)	$—		$(20,324,815)

International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)
Asset Valuation Inputs
Common Stocks
Australia	$—	$58,953,243	$—		$58,953,243
Austria	—	9,711,343	—		9,711,343
Belgium	—	23,817,139	—		23,817,139
Canada	26,620,653	—	—		26,620,653
Denmark	—	9,841,348	—		9,841,348
Finland	—	28,307,645	—		28,307,645
France	—	381,318,862	—		381,318,862
Germany	—	241,405,607	—		241,405,607
Hong Kong	—	45,058,515	—		45,058,515
Israel	1,766,404	8,488,311	—		10,254,715
Italy	—	142,926,395	—		142,926,395
Japan	—	293,347,185	—		293,347,185
Malta	—	—	0	**	0 **
Netherlands	—	49,121,138	0	**	49,121,138
New Zealand	—	8,438,020	—		8,438,020
Norway	—	21,739,495	—		21,739,495
Portugal	—	10,433,669	—		10,433,669
Singapore	—	13,115,687	—		13,115,687
Spain	—	139,126,581	—		139,126,581
Sweden	—	15,532,475	—		15,532,475
Switzerland	—	27,282,343	—		27,282,343
United Kingdom	—	516,783,987	—		516,783,987
United States	—	20,282,265	—		20,282,265

TOTAL COMMON STOCKS	28,387,057	2,065,031,253	0	**	2,093,418,310

Preferred Stocks
Germany	—	33,251,912	—		33,251,912

TOTAL PREFERRED STOCKS	—	33,251,912	—		33,251,912

109

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Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3		Total
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund) (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$28,348,000	$—	$—		$28,348,000

TOTAL MUTUAL FUNDS	28,348,000	—	—		28,348,000

Short-Term Investments	14,199,209	—	—		14,199,209

Total Investments	70,934,266	2,098,283,165	0	**	2,169,217,431

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	799,609	—		799,609

Total	$70,934,266	$2,099,082,774	$0	**	$2,170,017,040

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,570,287)	$—		$(3,570,287)

Total	$—	$(3,570,287)	$—		$(3,570,287)

International Small Companies Fund
Asset Valuation Inputs
Australia	$—	$12,233,278	$—		$12,233,278
Austria	—	977,783	0	**	977,783
Belgium	—	2,730,326	19		2,730,345
Brazil	—	814,543	—		814,543
Canada	9,336,914	—	—		9,336,914
China	—	3,547,477	—		3,547,477
Czech Republic	—	328,671	—		328,671
Denmark	—	2,981,850	—		2,981,850
Finland	—	1,097,619	—		1,097,619
France	—	45,438,942	—		45,438,942
Germany	—	33,613,585	—		33,613,585
Greece	—	5,549,355	6,282		5,555,637
Hong Kong	—	6,919,729	—		6,919,729
India	—	610,450	—		610,450
Indonesia	—	—	184,938		184,938
Ireland	—	5,555,707	—		5,555,707
Israel	—	2,432,415	—		2,432,415
Italy	—	22,418,962	—		22,418,962
Japan	—	74,459,792	—		74,459,792
Mexico	915,428	—	—		915,428
Netherlands	—	10,368,230	0	**	10,368,230
New Zealand	—	1,159,549	—		1,159,549
Norway	—	2,517,982	—		2,517,982
Philippines	—	140,258	—		140,258
Portugal	—	2,349,453	—		2,349,453
Russia	—	3,115,100	—		3,115,100
Singapore	—	3,893,200	—		3,893,200
South Africa	—	870,857	—		870,857
South Korea	—	5,186,456	—		5,186,456
Spain	—	12,123,525	—		12,123,525
Sweden	—	6,513,529	—		6,513,529
Switzerland	—	12,585,548	—		12,585,548

110

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Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3		Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Taiwan	$—	$2,019,287	$0	**	$2,019,287
Turkey	—	608,494	—		608,494
United Kingdom	—	76,624,631	—		76,624,631

TOTAL COMMON STOCKS	10,252,342	361,786,583	191,239		372,230,164

Preferred Stocks
Brazil	—	2,948,687	—		2,948,687
Germany	—	1,927,962	—		1,927,962
Italy	—	680,454	—		680,454
Russia	—	1,776,106	—		1,776,106

TOTAL PREFERRED STOCKS	—	7,333,209	—		7,333,209

Rights/Warrants
Malaysia	5,634	—	—		5,634

TOTAL RIGHTS/WARRANTS	5,634	—	—		5,634

Short-Term Investments	2,253,736	759,952	—		3,013,688

Total Investments	12,511,712	369,879,744	191,239		382,582,695

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	186,460	—		186,460

Total	$12,511,712	$370,066,204	$191,239		$382,769,155

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(675,844)	$—		$(675,844)

Total	$—	$(675,844)	$—		$(675,844)

Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$41,427,463	$—		$41,427,463
Germany	—	70,934,135	—		70,934,135
Japan	—	214,772,906	—		214,772,906
Netherlands	—	62,204,514	—		62,204,514
Sweden	—	14,225,636	—		14,225,636
Switzerland	—	412,368,357	—		412,368,357
United Kingdom	—	526,051,283	—		526,051,283
United States	10,728,869,199	—	—		10,728,869,199

TOTAL COMMON STOCKS	10,728,869,199	1,341,984,294	—		12,070,853,493

Short-Term Investments	169,233,996	—	—		169,233,996

Total Investments	10,898,103,195	1,341,984,294	—		12,240,087,489

Total	$10,898,103,195	$1,341,984,294	$—		$12,240,087,489

111

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Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Resources Fund
Asset Valuation Inputs
Common Stocks
Argentina	$290,460	$—	$—	$290,460
Australia	—	914,910	—	914,910
Austria	—	2,110,043	—	2,110,043
Belgium	—	384,888	—	384,888
Brazil	—	5,454,732	—	5,454,732
Canada	10,865,960	—	—	10,865,960
China	—	4,985,752	—	4,985,752
Czech Republic	—	2,639,376	—	2,639,376
Denmark	—	1,163,684	—	1,163,684
France	—	11,894,303	—	11,894,303
Germany	—	2,445,032	—	2,445,032
Greece	—	484,819	—	484,819
Hungary	—	521,200	—	521,200
Israel	—	1,274,139	—	1,274,139
Italy	—	5,436,399	—	5,436,399
Japan	—	30,812,236	—	30,812,236
Netherlands	—	1,158,068	—	1,158,068
Norway	—	13,229,941	—	13,229,941
Poland	—	2,932,536	—	2,932,536
Russia	—	13,440,043	—	13,440,043
Singapore	—	3,283,409	—	3,283,409
South Africa	—	1,213,769	—	1,213,769
Spain	—	7,746,780	—	7,746,780
Sweden	—	866,670	—	866,670
Taiwan	—	365,081	—	365,081
Thailand	—	1,201,600	—	1,201,600
Turkey	—	1,255,256	—	1,255,256
United Kingdom	700,378	35,346,285	—	36,046,663
United States	45,676,724	—	—	45,676,724

TOTAL COMMON STOCKS	57,533,522	152,560,951	—	210,094,473

Preferred Stocks
Brazil	—	6,314,966	—	6,314,966

TOTAL PREFERRED STOCKS	—	6,314,966	—	6,314,966

Mutual Funds
United States	2,187,000	—	—	2,187,000

TOTAL MUTUAL FUNDS	2,187,000	—	—	2,187,000

Short-Term Investments	398,980	849,950	—	1,248,930

Total Investments	60,119,502	159,725,867	—	219,845,369

Total	$60,119,502	$159,725,867	$—	$219,845,369

Risk Premium Fund
Asset Valuation Inputs
Mutual Funds
United States	$278,253,028	$—	$—	$278,253,028

TOTAL MUTUAL FUNDS	278,253,028	—	—	278,253,028

112

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Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3		Total
Risk Premium Fund (continued)
Asset Valuation Inputs (continued)
Short-Term Investments	$81,850,423	$—	$—		$81,850,423

Total Investments	360,103,451	—	—		360,103,451

Total	$360,103,451	$—	$—		$360,103,451

Liability Valuation Inputs
Derivatives*
Written Options Equity Risk	$(1,725,796)	$(6,127,156)	$—		$(7,852,952)

Total	$(1,725,796)	$(6,127,156)	$—		$(7,852,952)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$10,907,935	$—		$10,907,935
Austria	—	2,237,113	0	**	2,237,113
Belgium	—	5,733,880	—		5,733,880
Brazil	—	2,296,190	—		2,296,190
Canada	4,181,363	—	—		4,181,363
Chile	—	102,603	—		102,603
China	—	11,646,003	—		11,646,003
Czech Republic	—	341,616	—		341,616
Denmark	—	866,278	—		866,278
Finland	—	5,867,159	—		5,867,159
France	—	74,435,877	22		74,435,899
Germany	—	38,694,985	—		38,694,985
Greece	—	1,738,189	—		1,738,189
Hong Kong	—	8,340,900	—		8,340,900
Hungary	—	101,338	—		101,338
Ireland	—	1,024,591	—		1,024,591
Israel	202,260	1,382,421	—		1,584,681
Italy	—	32,298,745	—		32,298,745
Japan	—	63,798,359	—		63,798,359
Malaysia	—	88,718	—		88,718
Malta	—	—	0	**	0 **
Netherlands	—	8,724,569	—		8,724,569
New Zealand	—	1,156,473	—		1,156,473
Norway	—	2,532,235	—		2,532,235
Poland	—	1,360,893	—		1,360,893
Portugal	—	1,764,127	—		1,764,127
Russia	—	6,094,430	—		6,094,430
Singapore	—	3,605,693	—		3,605,693
South Africa	—	504,002	—		504,002
South Korea	378,222	4,310,774	—		4,688,996
Spain	—	36,019,235	—		36,019,235
Sweden	—	3,076,374	—		3,076,374
Switzerland	—	5,747,286	—		5,747,286
Taiwan	—	2,629,666	—		2,629,666
Thailand	—	716,463	—		716,463
United Kingdom	—	111,386,137	—		111,386,137
United States	—	4,229,910	—		4,229,910

TOTAL COMMON STOCKS	4,761,845	455,761,167	22		460,523,034

113

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February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$—	$6,295,176	$—	$6,295,176
Germany	—	4,401,474	—	4,401,474
South Korea	—	937,838	—	937,838

TOTAL PREFERRED STOCKS	—	11,634,488	—	11,634,488

Mutual Funds
United States	7,151,275	—	—	7,151,275

TOTAL MUTUAL FUNDS	7,151,275	—	—	7,151,275

Short-Term Investments	2,204,410	1,999,896	—	4,204,306

Total Investments	14,117,530	469,395,551	22	483,513,103

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	62,526	—	62,526

Total	$14,117,530	$469,458,077	$22	$483,575,629

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(541,942)	$—	$(541,942)

Total	$—	$(541,942)	$—	$(541,942)

U.S. Core Equity Fund
Asset Valuation Inputs
Common Stocks	$8,016,147,191	$—	$—	$8,016,147,191
Mutual Funds	6,649,952	—	—	6,649,952
Short-Term Investments	7,766,512	20,689,080	—	28,455,592

Total Investments	8,030,563,655	20,689,080	—	8,051,252,735

Total	$8,030,563,655	$20,689,080	$—	$8,051,252,735

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2014, there were no material transfers between Level 1 and Level 2.

114

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Notes to Financial Statements — (Continued)

February 28, 2014

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of February 28, 2014		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2014
Developed World Stock Fund
Common Stocks
Taiwan	$—	$1,576,208	$—	$—	$—	$(29,586)	$—	$—	$1,546,622		$(29,586)

Total	$—	$1,576,208	$—	$—	$—	$(29,586)	$—	$—	$1,546,622		$(29,586)

International Equity Fund (formerly International Intrinsic Value Fund)
Preferred Stocks
United Kingdom	$—	$202,682	$(210,319)	$—	$7,637	$—	$—	$—	$—		$—
Rights/Warrants
Italy	—	40	(40)	—	—	—	—	—	—		—

Total	$—	$202,722	$(210,359)	$—	$7,637	$—	$—	$—	$—		$—

International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)
Common Stocks
Netherlands	$1,026,047	$—	$—	$—	$—	$(1,026,047)	$—	$—	$0	**	$(1,026,047)
United Kingdom	—	153,222	(209,322)	—	56,100	—	—	—	—		—
Preferred Stocks
United Kingdom	—	50,860	(72,773)	—	21,913	—	—	—	—		—
Rights/Warrants
Greece	—	1,378	—	—	(1,378)	—	—	—	—		—
Italy	—	8	—	—	(8)	—	—	—	—		—

Total	$1,026,047	$205,468	$(282,095)	$—	$76,627	$(1,026,047)	$—	$—	$—		$(1,026,047)

International Small Companies Fund
Common Stocks
Belgium	$18	$—	$—	$—	$—	$1	$—	$—	$19		$1
Greece	5,942	—	—	—	—	340	—	—	6,282		340
Indonesia	222,158	—	—	—	—	(37,220)	—	—	184,938		(37,220)
Netherlands	214,242	—	—	—	—	(214,242)	—	—	0	**	—
Sweden	7,818	—	(786)	—	(937,212)	930,180	—	—	—		—
Rights/Warrants
Greece	—	2,266	—	—	(2,266)	—	—	—	—		—

Total	$450,178	$2,266	$(786)	$—	$(939,478)	$679,059	$—	$—	$191,239		$(36,879)

Tax-Managed International Equities Fund
Common Stocks
France	$21	$—	$—	$—	$—	$1	$—	$—	$22		$1
United Kingdom	—	7,156	(10,427)	—	3,271	—	—	—	—		—
Preferred Stocks
United Kingdom	$—	$8,965	$(12,012)	$—	$3,047	$—	$—	$—	$—		$—

Total	$21	$16,121	$(22,439)	$—	$6,318	$1	$—	$—	$22		$1

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.

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February 28, 2014

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on the Funds’ net assets) as of February 28, 2014 were as follows:

Fund Name	Level 3 securities
Currency Hedged International Equity Fund	—
Developed World Stock Fund	< 1%
International Equity Fund (formerly International Intrinsic Value Fund)	0%*
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	0%*
International Small Companies Fund	< 1%
Quality Fund	—
Resources Fund	—
Risk Premium Fund	—
Tax-Managed International Equities Fund	< 1%
U.S. Core Equity Fund	—

*	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, distributions are reinvested in additional shares of each Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2014, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

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February 28, 2014

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund (formerly International Intrinsic Value Fund)	International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Core Equity Fund
Capital loss carry forwards	X	X	X	X	X				X	X
Derivative contract transactions	X	X	X	X	X			X	X
Distribution character reclassifications	X				X
Dividend income and withholding tax reclaim reserves				X		X
Foreign currency transactions	X	X	X	X	X			X	X
Late-year ordinary losses								X
Losses on wash sale transactions	X	X	X	X	X	X	X		X	X
Mergers and acquisitions activity										X
Net operating losses								X
Passive foreign investment company transactions		X	X	X	X		X		X
Post-October capital losses			X						X
Redemption in-kind transactions			X							X
Subscription in-kind transactions										X
Prior to the merger with U.S. Core Equity Fund (see Note 11), U.S. Flexible Equities Fund’s holdings consisted of securities contributed to it by Quality Fund in a previous year. The aggregate value of these securities significantly exceeded their aggregate tax basis at the time of contribution. U.S. GAAP and tax accounting differences related to these holdings were recognized by U.S. Core Equity Fund on securities sold during the tax year ended February 28, 2014. In addition, U.S. GAAP and tax accounting differences are expected to be recognized upon sale in subsequent periods, as applicable.

117

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February 28, 2014

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2014			Tax year ended February 28, 2013

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Currency Hedged International Equity Fund	121,982,547	596,033,820	718,016,367	96,495,459	6,429,798	102,925,257
Developed World Stock Fund	7,285,598	—	7,285,598	9,322,423	—	9,322,423
International Equity Fund (formerly International Intrinsic Value Fund)	286,523,336	—	286,523,336	286,563,301	—	286,563,301
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	133,755,303	—	133,755,303	145,990,610	—	145,990,610
International Small Companies Fund	16,821,072	6,602,273	23,423,345	12,800,768	—	12,800,768
Quality Fund	306,563,300	1,173,528,514	1,480,091,814	439,828,251	1,167,054,261	1,606,882,512
Resources Fund	6,045,911	417,031	6,462,942	654,142	—	654,142
Risk Premium Fund	24,047,021	17,535,586	41,582,607	—	—	—
Tax-Managed International Equities Fund	12,920,366	—	12,920,366	14,995,061	—	14,995,061
U.S. Core Equity Fund	28,015,686	—	28,015,686	30,308,605	—	30,308,605

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2014, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)
Currency Hedged International Equity Fund	8,193,407	6,827,515	—	(3,107,494)
Developed World Stock Fund	3,961,624	—	—	(46,315,093)
International Equity Fund (formerly International Intrinsic Value Fund)	209,967,990	—	—	(266,917,380)
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	29,081,695	51,202,824	—	(334,640,223)
International Small Companies Fund	1,216,919	28,858,973	—	—
Quality Fund	88,712,437	1,084,123,546	—	—
Resources Fund	1,913,955	539,060	—	—
Risk Premium Fund	8,283,102	14,119,442	(562,053)	—
Tax-Managed International Equities Fund	5,637,487	—	—	(51,114,552)
U.S. Core Equity Fund	14,289,976	184,556,762	—	(258,819,155)

As of February 28, 2014, the Funds listed below had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused.

118

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February 28, 2014

Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2014, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)				Long- Term ($)

Fund Name	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date	Total Short- Term ($)	No Expiration Date
Currency Hedged International Equity Fund	(3,107,494)	—	—	(3,107,494)	—
Developed World Stock Fund	(32,823,601)	(13,491,492)	—	(46,315,093)	—
International Equity Fund (formerly International Intrinsic Value Fund)	(103,378,059)	(163,539,321)	—	(266,917,380)	—
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	(287,458,464)	(47,181,759)	—	(334,640,223)	—
International Small Companies Fund	—	—	—	—	—
Quality Fund	—	—	—	—	—
Resources Fund	—	—	—	—	—
Risk Premium Fund	—	—	—	—	—
Tax-Managed International Equities Fund	(51,114,552)	—	—	(51,114,552)	—
U.S. Core Equity Fund	(258,819,155)	—	—	(258,819,155)	—

As of February 28, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Currency Hedged International Equity Fund	920,658,975	150,602,634	—	150,602,634
GMO Developed World Stock Fund	375,106,158	77,987,503	(8,345,978)	69,641,525
International Equity Fund (formerly International Intrinsic Value Fund)	11,801,224,865	2,033,926,878	(244,291,168)	1,789,635,710
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	1,880,090,134	329,518,025	(40,390,728)	289,127,297
International Small Companies Fund	326,312,149	74,943,467	(18,672,921)	56,270,546
Quality Fund	10,312,022,419	1,935,274,080	(7,209,010)	1,928,065,070
Resources Fund	217,387,577	15,147,755	(12,689,963)	2,457,792
Risk Premium Fund	360,173,423	—	(69,972)	(69,972)
Tax-Managed International Equities Fund	357,432,117	129,429,335	(3,348,349)	126,080,986
U.S. Core Equity Fund	6,911,324,132	1,368,932,136	(229,003,533)	1,139,928,603

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S.

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February 28, 2014

jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, 12b-1 and administration fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent except for Quality Fund, U.S. Core Equity Fund and Risk Premium Fund. For Quality Fund, U.S. Core Equity Fund and Risk Premium Fund, State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accounting agent. State Street serves as the transfer agent for all Funds. State Street’s transfer agent fees may be reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains in a State Street transfer agent account. Earnings allowances are reported as a reduction of expenses in the Statement of Operations. Prior to December 31, 2012 for Quality Fund, U.S. Core Equity Fund and Risk Premium Fund, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance the Funds maintained in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013 for Quality Fund, U.S. Core Equity Fund and Risk Premium Fund, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

120

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February 28, 2014

As of February 28, 2014, the premium on cash purchases and the fee on cash redemptions were as follows:

	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund (formerly International Intrinsic Value Fund)	International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Core Equity Fund
Purchase Premium	—	0.25%	—	—	0.50%	—	0.30%	0.15%	—	—
Redemption Fee	—	0.25%	—	—	0.50%	—	0.30%	0.15%	—	—

121

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February 28, 2014

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund (formerly International Intrinsic Value Fund)	International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Core Equity Fund
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments								X
Credit Risk								X
Liquidity Risk	X				X		X	X	X
Smaller Company Risk	X		X	X	X		X		X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X		X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Natural Resources Risk							X
Commodities Risk							X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X
Options Risk								X
Fund of Funds Risk	X
Non-Diversified Funds	X	X				X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

122

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February 28, 2014

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, its shares are expected to decline in value when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform the equity markets on which its puts were written when those markets rise rapidly because the Fund does not have exposure to the upside of the equity markets.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• Fixed Income Investments. Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The market

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price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

Asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset backed securities also are below

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investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

Risk Premium Fund’s ability to use options as part of its investment program depends on the liquidity of those instruments. In addition, a liquid market may not exist when Risk Premium Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by Risk Premium Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If Risk Premium Fund receives a redemption request and is unable to close out an option that it has sold, the Fund may temporarily be leveraged in relation to its assets.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

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Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

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• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates

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of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S.Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government), are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to a relatively small number of U.S. and/or international stock indices, the Fund is subject to focused investment risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

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Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• NATURAL RESOURCES RISK. Resources Fund concentrates its investments in the natural resources sector, and so is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

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• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The value of commodity-related derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable income to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to

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be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• OPTIONS RISK. There are various risks associated with transactions in exchange-traded and OTC options. The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income. Due to Risk Premium Fund’s primary investment strategy of selling put options on various stock indices, a substantial portion of that Fund’s income could consist of short-term capital gains.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and exchange-traded funds (“ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some of their underlying Funds (e.g., many of the Fixed Income Funds) invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

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• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Developed World Stock Fund
•	Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

In addition, Currency Hedged International Equity Fund invests a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

Temporary Defensive Positions. The Funds (other than Quality Fund) normally do not take temporary defensive positions. Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). The Funds also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While the Manager expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Funds’ foreign currency exposure may differ significantly from the currency exposure represented by their investments.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on

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exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivatives and Objective for Use	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund (formerly International Intrinsic Value Fund)	International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Core Equity Fund
Forward currency contracts
Adjust exposure to foreign currencies		X	X	X	X				X
To manage against anticipated currency exchange rate changes		X	X	X	X				X
To hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar	X
Futures contracts
Adjust exposure to certain securities markets		X	X	X	X
Maintain the diversity and liquidity of the portfolio		X	X	X	X					X
Options (Written)
Used written put option contracts as a substitute for direct equity investment								X
Rights and/or warrants
Received as a result of corporate actions		X	X	X	X		X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most

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forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

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For the year ended February 28, 2014, investment activity in options contracts written by the Funds were as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of year	—	12,048	$10,179,773	—	—	$—
Options written	—	152,809	156,474,889	—	—	—
Options bought back	—	(49,019)	(56,178,564)	—	—	—
Options expired	—	(105,561)	(98,191,994)	—	—	—
Options exercised	—	(75)	(363,367)	—	—	—

Outstanding, end of year	—	10,202	$11,920,737	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value

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of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

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The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2014 and the Statements of Operations for the year ended February 28, 2014^:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Currency Hedged International Equity Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$2,043,505	$—	$—	$2,043,505

Total	$—	$—	$2,043,505	$—	$—	$2,043,505

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$2,043,505	$—	$—	$2,043,505

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(18,376,485)	$—	$—	$(18,376,485)

Total	$—	$—	$(18,376,485)	$—	$—	$(18,376,485)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(18,376,485)	$—	$—	$(18,376,485)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$(2,932,905)	$—	$—	$(2,932,905)

Total	$—	$—	$(2,932,905)	$—	$—	$(2,932,905)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(27,019,761)	$—	$—	$(27,019,761)

Total	$—	$—	$(27,019,761)	$—	$—	$(27,019,761)

Developed World Stock Fund
Asset:
Investments, at value (rights and/or warrants )	$—	$959	$—	$—	$—	$959

Unrealized Appreciation on Forward Currency Contracts	$—	$—	$106,352	$—	$—	106,352

Total	$—	$959	$106,352	$—	$—	$107,311

Derivatives not subject to Master Agreements	$—	$959	$—	$—	$—	$959

Total subject to Master Agreements	$—	$—	$106,352	$—	$—	$106,352

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(548,974)	$—	$—	$(548,974)
Unrealized Depreciation on Futures Contracts*	—	(11,265)	—	—	—	(11,265)

Total	$—	$(11,265)	$(548,974)	$—	$—	$(560,239)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(11,265)	$(548,974)	$—	$—	$(560,239)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$35,024	$—	$—	$—	$35,024
Forward Currency Contracts	—	—	(458,933)	—	—	(458,933)
Futures Contracts	—	2,638,764	—	—	—	2,638,764

Total	$—	$2,673,788	$(458,933)	$—	$—	$2,214,855

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	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Developed World Stock Fund (continued)
Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$51	$—	$—	$—	$51
Forward Currency Contracts	—	—	(729,668)	—	—	(729,668)
Futures Contracts	—	(646,443)	—	—	—	(646,443)

Total	$—	$(646,392)	$(729,668)	$—	$—	$(1,376,060)

International Equity Fund (formerly International Intrinsic Value Fund)
Assets:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$2,744,792	$—	$—	$2,744,792

Total	$—	$—	$2,744,792	$—	$—	$2,744,792

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$2,744,792	$—	$—	$2,744,792

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(20,324,815)	$—	$—	$(20,324,815)

Total	$—	$—	$(20,324,815)	$—	$—	$(20,324,815)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(20,324,815)	$—	$—	$(20,324,815)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(2,957,385)	$—	$—	$—	$(2,957,385)
Forward Currency Contracts	—	—	(30,307,758)	—	—	(30,307,758)
Futures Contracts	—	64,741,162	—	—	—	64,741,162

Total	$—	$61,783,777	$(30,307,758)	$—	$—	$31,476,019

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(29,586,258)	$—	$—	$(29,586,258)
Futures Contracts	—	(12,041,958)	—	—	—	(12,041,958)

Total	$—	$(12,041,958)	$(29,586,258)	$—	$—	$(41,628,216)

International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$799,609	$—	$—	$799,609

Total	$—	$—	$799,609	$—	$—	$799,609

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$799,609	$—	$—	$799,609

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(3,570,287)	$—	$—	$(3,570,287)

Total	$—	$—	$(3,570,287)	$—	$—	$(3,570,287)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(3,570,287)	$—	$—	$(3,570,287)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$464,128	$—	$—	$—	$464,128
Forward Currency Contracts	—	—	8,255,539	—	—	8,255,539
Futures Contracts	—	13,168,105	—	—	—	13,168,105

Total	$—	$13,632,233	$8,255,539	$—	$—	$21,887,772

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	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund) (continued)
Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(4,837,392)	$—	—	$(4,837,392)
Futures Contracts	—	8,739,556	—	—	—	8,739,556

Total	$—	$8,739,556	$(4,837,392)	$—	$—	$3,902,164

International Small Companies Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$5,634	$—	$—	$—	$5,634
Unrealized Appreciation on Forward Currency Contracts	—	—	186,460	—	—	186,460

Total	$—	$5,634	$186,460	$—	$—	$192,094

Derivatives not subject to Master Agreements	$—	$5,634	$—	$—	$—	$5,634

Total subject to Master Agreements	$—	$—	$186,460	$—	$—	$186,460

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(675,844)	$—	$—	$(675,844)

Total	$—	$—	$(675,844)	$—	$—	$(675,844)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(675,844)	$—	$—	$(675,844)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$44,110	$—	$—	$—	$44,110
Forward Currency Contracts	—	—	339,536	—	—	339,536
Futures Contracts	—	2,209,631	—	—	—	2,209,631

Total	$—	$2,253,741	$339,536	$—	$—	$2,593,277

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$4,811	$—	$—	$—	$4,811
Forward Currency Contracts	—	—	(503,588)	—	—	(503,588)
Futures Contracts	—	384,962	—	—	—	384,962

Total	$—	$389,773	$(503,588)	$—	$—	$(113,815)

Resources Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$10,669	$—	$—	$—	$10,669

Total	$—	$10,669	$—	$—	$—	$10,669

Risk Premium Fund
Liability:
Written Options, at value	$—	$(7,852,952)	$—	$—	$—	$(7,852,952)

Total	$—	$(7,852,952)	$—	$—	$—	$(7,852,952)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(7,852,952)	$—	$—	$—	$(7,852,952)

Net Realized Gain (Loss) on:
Written Options	—	48,673,330	—	—	—	48,673,330

Total	$—	$48,673,330	$—	$—	$—	$48,673,330

Change in Net Unrealized Appreciation (Depreciation) on:
Written Options	—	1,229,410	—	—	—	1,229,410

Total	$—	$1,229,410	$—	$—	$—	$1,229,410

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February 28, 2014

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Tax-Managed International Equities Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$62,526	$—	$—	$62,526

Total	$—	$—	$62,526	$—	$—	$62,526

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$62,526	$—	$—	$62,526

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(541,942)	$—	$—	$(541,942)

Total	$—	$—	$(541,942)	$—	$—	$(541,942)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(541,942)	$—	$—	$(541,942)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$256,988	$—	$—	$—	$256,988
Forward Currency Contracts	—	—	(652,388)	—	—	(652,388)

Total	$—	$256,988	$(652,388)	$—	$—	$(395,400)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(571,322)	$—	$—	$(571,322)

Total	$—	$—	$(571,322)	$—	$—	$(571,322)

U.S. Core Equity Fund
Net Realized Gain (Loss) on:
Futures Contracts	$—	$630,294	$—	$—	$—	$630,294

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Year end variation margin on open futures contracts is reported within the Statements of Assets and Liabilities.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some over-the-counter derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross

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basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2014, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements and net of the related collateral received or pledged by the Funds as of February 28, 2014:

Currency Hedged International Equity Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$26,170	$—	$—	$26,170
Barclays Bank plc	570,075	—	570,075	—
Deutsche Bank AG	140,588	—	140,588	—
Goldman Sachs International	48,772	—	48,772	—
JPMorgan Chase Bank, N.A.	797,987	—	797,987	—
Morgan Stanley & Co. International PLC	459,913	—	459,913	—

Total	$2,043,505	$—	$2,017,335	$26,170

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$5,892,462	$—	$(570,075)	$5,322,387
Brown Brothers Harriman & Co.	896,779	—	—	896,779
Deutsche Bank AG	3,159,328	—	(140,588)	3,018,740
Goldman Sachs International	1,410,848	—	(48,772)	1,362,076
JPMorgan Chase Bank, N.A.	4,194,689	—	(797,987)	3,396,702
Morgan Stanley & Co. International PLC	2,822,379	—	(459,913)	2,362,466

Total	$18,376,485	$—	$(2,017,335)	$16,359,150

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Developed World Stock Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$62,149	$—	$(20,971)	$41,178
Barclays Bank plc	43,927	—	(18,302)	25,625
Brown Brothers Harriman & Co.	156	—	156	—
Royal Bank of Scotland PLC	120	—	—	120

Total	$106,352	$—	$(39,117)	$66,923

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$20,971	$—	$20,971	$—
Bank of New York Mellon	13,795	—	—	13,795
Barclays Bank plc	18,302	—	18,302	—
Brown Brothers Harriman & Co.	46,118	—	(156)	45,962
Deutsche Bank AG	353,645	—	—	353,645
JPMorgan Chase Bank, N.A.	25,189	—	—	25,189
Morgan Stanley & Co. International PLC	37,187	—	—	37,187
State Street Bank and Trust Company	33,767	—	—	33,767

Total	$548,974	$—	$39,117	$509,545

International Equity Fund (formerly International Intrinsic Value Fund)

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$887,770	$—	$887,770	$—
Bank of New York Mellon	704,374	—	704,374	—
Barclays Bank plc	463,181	—	463,181	—
Brown Brothers Harriman & Co.	232,670	—	232,670	—
Deutsche Bank AG	287,497	—	287,497	—
JPMorgan Chase Bank, N.A.	20,064	—	20,064	—
State Street Bank and Trust Company	149,236	—	149,236	—

Total	$2,744,792	$—	$2,744,792	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$4,026,907	$—	$(887,770)	$3,139,137
Bank of New York Mellon	2,742,105	—	(704,374)	2,037,731
Barclays Bank plc	2,826,413	—	(463,181)	2,363,232
Brown Brothers Harriman & Co.	3,190,339	—	(232,670)	2,957,669
Deutsche Bank AG	1,212,164	—	(287,497)	924,667
JPMorgan Chase Bank, N.A.	1,963,165	—	(20,064)	1,943,101
Morgan Stanley & Co. International PLC	2,684,322	—	—	2,684,322
Royal Bank of Scotland PLC	153,219	—	—	153,219
State Street Bank and Trust Company	1,526,181	—	(149,236)	1,376,945

Total	$20,324,815	$—	$(2,744,792)	$17,580,023

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International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$271,355	$—	$271,355	$—
Bank of New York Mellon	143,807	—	143,807	—
Barclays Bank plc	147,470	—	147,470	—
Brown Brothers Harriman & Co.	953	—	953	—
Deutsche Bank AG	121,570	—	121,570	—
Morgan Stanley & Co. International PLC	105,235	—	105,235	—
State Street Bank and Trust Company	9,219	—	9,219	—

Total	$799,609	$—	$799,609	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$1,120,005	$—	$(271,355)	$848,650
Bank of New York Mellon	267,772	—	(143,807)	123,965
Barclays Bank plc	765,002	—	(147,470)	617,532
Brown Brothers Harriman & Co.	223,149	—	(953)	222,196
Deutsche Bank AG	366,564	—	(121,570)	244,994
JPMorgan Chase Bank, N.A.	68,275	—	—	68,275
Morgan Stanley & Co. International PLC	695,817	—	(105,235)	590,582
Royal Bank of Scotland PLC	4,582	—	—	4,582
State Street Bank and Trust Company	59,121	—	(9,219)	49,902

Total	$3,570,287	$—	$(799,609)	$2,770,678

International Small Companies Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$51,782	$—	$51,782	$—
Bank of New York Mellon	24,789	—	24,789	—
Barclays Bank plc	32,246	—	32,246	—
Brown Brothers Harriman & Co.	40,687	—	40,687	—
Deutsche Bank AG	31,518	—	31,518	—
JPMorgan Chase Bank, N.A.	822	—	822	—
State Street Bank and Trust Company	4,616	—	4,616	—

Total	$186,460	$—	$186,460	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$68,212	$—	$(51,782)	$16,430
Bank of New York Mellon	76,474	—	(24,789)	51,685
Barclays Bank plc	52,408	—	(32,246)	20,162
Brown Brothers Harriman & Co.	93,972	—	(40,687)	53,285
Deutsche Bank AG	68,727	—	(31,518)	37,209
JPMorgan Chase Bank, N.A.	28,444	—	(822)	27,622
Morgan Stanley & Co. International PLC	240,936	—	—	240,936
Royal Bank of Scotland PLC	15,471	—	—	15,471
State Street Bank and Trust Company	31,200	—	(4,616)	26,584

Total	$675,844	$—	$(186,460)	$489,384

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February 28, 2014

Tax-Managed International Equities Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$9,318	$—	$9,318	$—
Barclays Bank plc	4,435	—	4,435	—
Deutsche Bank AG	9,325	—	9,325	—
Morgan Stanley & Co. International PLC	18,895	—	18,895	—
State Street Bank and Trust Company	20,553	—	(8,452)	12,101

Total	$62,526	$—	$33,521	$12,101

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$180,006	$—	$(9,318)	$170,688
Bank of New York Mellon	16,151	—	—	16,151
Barclays Bank plc	63,424	—	(4,435)	58,989
Brown Brothers Harriman & Co.	58,490	—	—	58,490
Deutsche Bank AG	63,141	—	(9,325)	53,816
Morgan Stanley & Co. International PLC	152,278	—	(18,895)	133,383
State Street Bank and Trust Company	8,452	—	8,452	—

Total	$541,942	$—	$(33,521)	$491,517

The following tables present the Funds’ exchange-traded or cleared derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements and net of the related collateral received or pledged by the Funds as of February 28, 2014:

Developed World Stock Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Goldman Sachs & Co. – Futures	$11,700	$(11,700)	$—	$—	*

Total	$11,700	$(11,700)	$—	$—

Risk Premium Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Morgan Stanley & Co. Incorporated – Options	$7,852,952	$(7,852,952)	$—	$—	*

Total	$7,852,952	$(7,852,952)	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

144

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Notes to Financial Statements — (Continued)

February 28, 2014

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or number of contracts (options) outstanding at each month-end, was as follows for the year ended February 28, 2014:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)		Options	Rights and/or Warrants ($)
Currency Hedged International Equity Fund	2,205,331,700	—		—	—
Developed World Stock Fund	89,911,346	15,480,179		—	19,780
International Equity Fund (formerly International Intrinsic Value Fund)	2,806,939,195	360,762,521		—	666,355
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	836,927,205	99,996,567		—	85,887
International Small Companies Fund	80,348,982	20,780,489		—	73,371
Resources Fund	—	—		—	6,817
Risk Premium Fund	—	—		12,920	—
Tax-Managed International Equities Fund	101,792,662	—		—	26,623
U.S. Core Equity Fund	—	1,496,710	*	—	—

*	During the period ended February 28, 2014, the Fund did not hold this investment type at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund (formerly International Intrinsic Value Fund)	International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Core Equity Fund
Management Fee	0.54%	0.45%	0.50%	0.38%	0.60%	0.33%	0.50%	0.45%	0.50%	0.31%

In addition, each class of shares of certain Funds (except Class M shares which are described below (International Intrinsic Value Fund Class M and U.S. Core Equity Fund Class M liquidated on March 27, 2013 and January 31, 2013, respectively)) pays the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class M shares of a Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased. The Manager may pay part or all of the administration fee to third parties for providing administration and record keeping services. In some cases,

145

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February 28, 2014

these third parties also receive compensation from the Fund’s distributor pursuant to the Trust’s Distribution and Service (12b-1) Plan. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV	Class V		Class VI
Currency Hedged International Equity Fund		0.15%
Developed World Stock Fund		0.15%	0.10%
International Equity Fund (formerly International Intrinsic Value Fund)	0.22%	0.15%	0.09%
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)		0.15%	0.09%			0.055%
International Small Companies Fund		0.15%
Quality Fund		0.15%	0.105%	0.085%		0.055%
Resources Fund		0.15%	0.10%	0.085%	*	0.055%	*
Risk Premium Fund		0.15%	0.10%	0.085%	*	0.055%
Tax-Managed International Equities Fund		0.15%
U.S. Core Equity Fund		0.15%	0.10%	0.085%		0.055%

*	Class is offered but has no shareholders as of February 28, 2014.

For each Fund other than Resources Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager. For Resources Fund, the Manager has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets.

“Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that charges a management fee, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2014 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2014 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with the Manager ($)
Currency Hedged International Equity Fund	24,451	3,124
Developed World Stock Fund	4,162	702
International Equity Fund (formerly International Intrinsic Value Fund)	129,506	16,447
International Large/Mid Cap Fund (formerly International Core Equity Fund)	28,648	4,972
International Small Companies Fund	3,579	393
Quality Fund	142,832	19,986
Resources Fund	2,154	301
Risk Premium Fund	7,561	1,095
Tax-Managed International Equities Fund	5,197	702
U.S. Core Equity Fund	20,528	3,002

146

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Notes to Financial Statements — (Continued)

February 28, 2014

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2014, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Currency Hedged International Equity Fund	0.493%	0.088%	0.581%
Developed World Stock Fund	< 0.001%	0.000%	< 0.001%
International Equity Fund (formerly International Intrinsic Value Fund)	< 0.001%	0.000%	< 0.001%
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	< 0.001%	0.000%	< 0.001%
International Small Companies Fund	< 0.001%	0.000%	< 0.001%
Quality Fund	< 0.001%	0.000%	< 0.001%
Resources Fund	< 0.001%	0.000%	< 0.001%
Risk Premium Fund	0.001%	0.000%	0.001%
Tax-Managed International Equities Fund	< 0.001%	0.000%	< 0.001%
U.S. Core Equity Fund	< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2014 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Currency Hedged International Equity Fund	—	890,616,639	—	2,490,895,982
Developed World Stock Fund	—	254,635,056	—	255,247,349
International Equity Fund (formerly International Intrinsic Value Fund)	—	8,855,791,691	—	5,736,561,413
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	—	1,499,360,208	—	4,376,781,285
International Small Companies Fund	—	270,483,692	—	283,888,170
Quality Fund		6,422,518,442		9,939,093,938
Resources Fund	—	202,173,692	—	73,314,355
Risk Premium Fund		—		—
Tax-Managed International Equities Fund	—	240,553,363	—	341,095,128
U.S. Core Equity Fund	—	2,108,208,644	—	1,912,450,429

Cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2014 are noted in the table below:

Fund Name	Purchases ($)	Sales ($)
International Equity Fund (formerly International Intrinsic Value Fund)	—	1,001,641,205
Quality Fund	295,541,382	—
U.S. Core Equity Fund	—	$474,127,406

147

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

For the year ended February 28, 2014, the Funds had the following net realized gains attributed to redemption in-kind transactions:

Fund Name	Net realized gains/(losses) attributed to redemption in-kind transactions ($)
International Equity Fund (formerly International Intrinsic Value Fund)	24,084,827
U.S. Core Equity Fund	483,705,760

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2014.

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund (%)	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers (%)	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion (%)
Currency Hedged International Equity Fund	1	*	95.22	—	99.87
Developed World Stock Fund	3		91.43	0.04	—
International Equity Fund (formerly International Intrinsic Value Fund)	4	**	44.40	0.05	88.13
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	1		12.10	0.01	0.28
International Small Companies Fund	3		62.97	0.08	0.93
Quality Fund	—		—	0.31	0.06
Resources Fund	2		50.71	8.53	6.86
Risk Premium Fund	3	***	74.99	0.01	99.96
Tax-Managed International Equities Fund	1		15.79	0.96	—
U.S. Core Equity Fund	4	**	56.48	< 0.01	91.02

*	The shareholder is another fund of the Trust.
**	Three of the shareholders are other funds of the Trust.
***	Two of the shareholders are other funds of the Trust.

148

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Notes to Financial Statements — (Continued)

February 28, 2014

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds shares were as follows:

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Currency Hedged International Equity Fund
Class III:
Shares sold	12,187,393	$310,002,854	49,688,032	$1,054,339,199
Shares issued to shareholders in reinvestment of distributions	33,640,042	715,787,930	4,444,753	101,134,422
Shares repurchased	(89,955,433)	(1,957,093,559)	(70,686,278)	(1,592,538,209)

Net increase (decrease)	(44,127,998)	$(931,302,775)	(16,553,493)	$(437,064,588)

Developed World Stock Fund
Class III:
Shares sold	—	$—	121,607	$2,273,818
Shares issued to shareholders in reinvestment of distributions	81,378	1,812,743	134,758	2,478,061
Shares repurchased	(534,343)	(11,570,793)	(825,769)	(14,842,466)
Purchase premiums	—	—	—	5,606
Redemption fees	—	11,313	—	37,106

Net increase (decrease)	(452,965)	$(9,746,737)	(569,404)	$(10,047,875)

Class IV:
Shares sold	—	$—	3,106	$57,452
Shares issued to shareholders in reinvestment of distributions	200,559	4,478,100	302,042	5,564,409
Shares repurchased	(277)	(6,461)	(1,936)	(37,212)
Purchase premiums	—	—	—	144
Redemption fees	—	17,630	—	—

Net increase (decrease)	200,282	$4,489,269	303,212	$5,584,793

International Equity Fund (formerly International Intrinsic Value Fund)
Class II:
Shares sold	1,424,266	$35,369,649	1,230,249	$24,762,609
Shares issued to shareholders in reinvestment of distributions	111,902	2,595,102	256,870	5,037,027
Shares repurchased	(4,281,645)	(101,439,787)	(7,905,099)	(157,121,955)

Net increase (decrease)	(2,745,477)	$(63,475,036)	(6,417,980)	$(127,322,319)

Class III:
Shares sold	23,948,118	$589,292,369	21,082,732	$418,044,602
Shares issued to shareholders in reinvestment of distributions	1,218,214	28,749,130	2,694,812	53,417,109
Shares repurchased	(39,116,291)	(943,666,876)	(39,878,950)	(829,019,189)

Net increase (decrease)	(13,949,959)	$(325,625,377)	(16,101,406)	$(357,557,478)

Class IV:
Shares sold	295,394,802	$6,955,499,874	179,162,155	$3,436,981,395
Shares issued to shareholders in reinvestment of distributions	10,639,750	250,388,262	11,116,201	220,646,057
Shares repurchased	(202,916,759)	(4,963,474,861)	(89,538,398)	(1,812,891,848)

Net increase (decrease)	103,117,793	$2,242,413,275	100,739,958	$1,844,735,604

149

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Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares		Amount
International Equity Fund (formerly International Intrinsic Value Fund) (continued)
Class M*:
Shares sold	11,217	$239,035	104,304		$2,052,368
Shares issued to shareholders in reinvestment of distributions	—	—	18,152		355,017
Shares repurchased	(596,232)	(12,544,031)	(143,348)		(2,792,765)

Net increase (decrease)	(585,015)	$(12,304,996)	(20,892)		$(385,380)

International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)
Class III:
Shares sold	2,604,617	$90,759,832	5,303,352		$144,847,864
Shares issued to shareholders in reinvestment of distributions	807,518	25,869,185	859,044		23,292,515
Shares repurchased	(7,877,000)	(255,220,935)	(16,867,210)		(479,845,504)

Net increase (decrease)	(4,464,865)	$(138,591,918)	(10,704,814)		$(311,705,125)

Class IV:
Shares sold	5,403,159	$185,258,681	10,604,288		$308,585,098
Shares issued to shareholders in reinvestment of distributions	1,969,052	63,045,580	1,330,617		36,106,545
Shares repurchased	(19,682,690)	(649,990,712)	(2,988,640)		(81,776,867)

Net increase (decrease)	(12,310,479)	$(401,686,451)	8,946,265		$262,914,776

Class VI:
Shares sold	9,066,238	$301,514,446	22,524,609		$614,368,716
Shares issued to shareholders in reinvestment of distributions	1,218,468	38,003,453	2,952,338		80,343,611
Shares repurchased	(87,049,584)	(2,674,996,122)	(21,505,510)		(575,869,762)

Net increase (decrease)	(76,764,878)	$(2,335,478,223)	3,971,437		$118,842,565

International Small Companies Fund
Class III:
Shares sold	2,633,526	$23,455,913	1,095,501		$7,496,147
Shares issued to shareholders in reinvestment of distributions	2,272,779	20,646,534	1,517,039		11,116,742
Shares repurchased	(5,092,387)	(47,301,488)	(14,548,664)		(103,417,930)
Purchase premiums	—	46,233	—		37,669
Redemption fees	—	164,629	—		143,439

Net increase (decrease)	(186,082)	$(2,988,179)	(11,936,124)		$(84,623,933)

Quality Fund
Class III:
Shares sold	20,360,306	$512,757,069	63,700,248		$1,491,949,925
Shares issued to shareholders in reinvestment of distributions	25,168,153	607,852,263	25,508,027		576,497,416
Shares repurchased	(97,051,568)	(2,464,605,730)	(87,919,746	)(b)	(2,049,076,947	)(b)

Net increase (decrease)	(51,523,109)	$(1,343,996,398)	1,288,529		$19,370,394

Class IV:
Shares sold	53,185,490 (a)	$1,344,642,103 (a)	53,745,204		$1,252,455,988
Shares issued to shareholders in reinvestment of distributions	10,091,224	243,740,238	7,149,206		161,564,380
Shares repurchased	(65,504,615)	(1,645,221,999)	(60,540,630	)(c)	(1,421,283,312	)(c)

Net increase (decrease)	(2,227,901)	$(56,839,658)	353,780		$(7,262,944)

150

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares		Amount
Quality Fund (continued)
Class V:
Shares sold	14,836,788	$355,177,332	19,127,950		$458,305,265
Shares issued to shareholders in reinvestment of distributions	1,512,787	36,540,387	3,154,208		71,322,133
Shares repurchased	(9,422,968)	(235,572,317)	(27,877,208	)(d)	(638,803,263	)(d)

Net increase (decrease)	6,926,607	$156,145,402	(5,595,050)		$(109,175,865)

Class VI:
Shares sold	40,483,976 (e)	$1,012,560,445 (e)	66,181,957		$1,548,860,685
Shares issued to shareholders in reinvestment of distributions	20,891,060	504,056,208	31,309,909		709,189,378
Shares repurchased	(88,692,480)	(2,217,463,973)	(342,899,522	)(f)	(7,808,905,960	)(f)

Net increase (decrease)	(27,317,444)	$(700,847,320)	(245,407,656)		$(5,550,855,897)

Resources Fund
Class III:
Shares sold	3,334,058	$70,137,083	4,473,926		$95,250,684
Shares issued to shareholders in reinvestment of distributions	95,558	2,032,105	22,542		478,172
Shares repurchased	(4,525,296)	(98,230,296)	(22,181)		(494,735)
Purchase premiums	—	214,228	—		286,612
Redemption fees	—	10,148	—		1,484

Net increase (decrease)	(1,095,680)	$(25,836,732)	4,474,287		$95,522,217

Class IV**:
Shares sold	6,206,967	$135,518,310
Shares issued to shareholders in reinvestment of distributions	181,697	3,854,959
Shares repurchased	(58,221)	(1,252,623)
Purchase premiums	—	132,842
Redemption fees	—	17,363

Net increase (decrease)	6,330,443	$138,270,851

Risk Premium Fund
Class III:
Shares sold	49,454	$509,422	645,135	***	$6,696,024	***
Shares issued to shareholders in reinvestment of distributions	39,647	407,126	—		—
Shares repurchased	(26,441)	(276,766)	—		—
Purchase premiums	—	1,774	—		2,569	***
Redemption fees	—	466	—		—

Net increase (decrease)	62,660	$642,022	645,135		$6,698,593

Class IV:
Shares sold	1,888,445	$19,281,035	782,428	****	$8,059,007	****
Shares issued to shareholders in reinvestment of distributions	111,037	1,142,024	—		—
Shares repurchased	(48,519)	(492,952)	—		—
Purchase premiums	—	3,577	—		367	****
Redemption fees	—	1,781	—		—

Net increase (decrease)	1,950,963	$19,935,465	782,428		$8,059,374

151

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Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares		Amount
Risk Premium Fund (continued)
Class VI:
Shares sold	9,483,575	$100,728,384	58,524,290	*****	$597,548,727	*****
Shares issued to shareholders in reinvestment of distributions	3,894,970	40,033,457	—		—
Shares repurchased	(2,984,066)	(31,454,125)	—		—
Purchase premium	—	174,824	—		916,900	*****
Redemption fees	—	45,215	—		—

Net increase (decrease)	10,394,479	$109,527,755	58,524,290		$598,465,627

Tax-Managed International Equities Fund
Class III:
Shares sold	105,318	$1,555,908	211,447		$2,911,172
Shares issued to shareholders in reinvestment of distributions	377,884	6,183,177	573,850		7,962,239
Shares repurchased	(6,445,201)	(106,708,286)	(4,503,828)		(61,664,020)

Net increase (decrease)	(5,961,999)	$(98,969,201)	(3,718,531)		$(50,790,609)

U.S. Core Equity Fund
Class III:
Shares sold	6,397,933	$109,258,316	2,260,401		$30,975,057
Shares issued to shareholders in merger transaction	15,110,659	257,485,628	—		—
Shares issued to shareholders in reinvestment of distributions	183,052	3,018,979	296,373		4,019,796
Shares repurchased	(6,356,793)	(105,756,275)	(9,461,243)		(129,490,457)

Net increase (decrease)	15,334,851	$264,006,648	(6,904,469)		$(94,495,604)

Class IV:
Shares sold	7,742,755	$131,968,171	—		$—
Shares issued to shareholders in merger transaction	10,324,339	175,617,009	—		—
Shares issued to shareholders in reinvestment of distributions	47,424	780,958	68,092		921,941
Shares repurchased	(4,459,715)	(74,921,044)	(997,176)		(13,631,268)

Net increase (decrease)	13,654,803	$233,445,094	(929,084)		$(12,709,327)

Class V†:
Shares sold	2,669,000	$45,834,662
Shares issued to shareholders in merger transaction	13,668,949	232,508,829
Shares repurchased	(1,280,077)	(21,297,534)

Net increase (decrease)	15,057,872	$257,045,957

Class VI:
Shares sold	69,757,018	$1,177,823,745	21,051,489		$287,565,237
Shares issued to shareholders in merger transaction	352,709,509	5,989,007,468	—		—
Shares issued to shareholders in reinvestment of distributions	1,454,040	23,889,696	1,836,320		24,844,302
Shares repurchased	(98,754,176)	(1,636,867,127)	(20,615,486)		(278,704,091)

Net increase (decrease)	325,166,391	$5,553,853,782	2,272,323		$33,705,448

152

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
U.S. Core Equity Fund (continued)
Class M††:
Shares issued to shareholders in reinvestment of distributions			1,072	14,539
Shares repurchased			(94,324)	(1,330,643)

Net increase (decrease)			(93,252)	$(1,316,104)

*	Class M liquidated on March 27, 2013.
**	Period from March 20, 2013 (commencement of operations) through February 28, 2014.
***	Period from December 14, 2012 (commencement of operations) through February 28, 2013.
****	Period from December 17, 2012 (commencement of operations) through February 28, 2013.
*****	Period from November 15, 2012 (commencement of operations) through February 28, 2013.
†	Period from January 21, 2014 (commencement of operations) through February 28, 2014.
††	Class M liquidated on January 31, 2013.
(a)	6,495,158 shares and $167,185,390 were purchased in-kind.
(b)	15,480,942 shares and $350,049,355 were redeemed in-kind.
(c)	4,217,175 shares and $95,429,526 were redeemed in-kind.
(d)	13,031,535 shares and $294,841,368 were redeemed in-kind.
(e)	5,372,627 shares and $128,352,069 were purchased in-kind.
(f)	287,187,391 shares and $6,502,556,921 were redeemed in-kind.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Currency Hedged International Equity Fund
GMO International Growth Equity Fund, Class IV	$549,081,026	$11,083,900	$593,311,683	$—	$—	$—
GMO International Equity Fund Class, IV*	1,638,769,861	879,532,739	1,897,584,299	30,557,452	—	1,050,800,655

Total	$2,187,850,887	$890,616,639	$2,490,895,982	$30,557,452	$—	$1,050,800,655

Developed World Stock Fund
GMO U.S. Treasury Fund	$9,708,326	$21,293,000	$24,625,000	$6,220	$3,215	$6,376,617

International Equity Fund*
GMO U.S. Treasury Fund	$88,307,524	$178,545,000	$266,887,709	$45,988	$7,771	$—

International Large/Mid Cap Equity Fund**
GMO U.S. Treasury Fund	$86,633,100	$211,527,000	$269,811,708	$18,089	$4,642	$28,348,000

International Small Companies Fund
GMO U.S. Treasury Fund	$4,067,469	$24,226,000	$28,293,627	$3,033	$1,731	$—

Quality Fund
GMO U.S. Treasury Fund	$129,198,867	$1,009,608,000	$1,138,856,655	$54,101	$14,926	$—

153

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Resources Fund
GMO U.S. Treasury Fund	$1,041,000	$11,361,000	$10,212,914	$1,633	$695	$2,187,000

Risk Premium Fund
GMO U.S. Treasury Fund	$278,253,028	$—	$—	$208,256	$91,267	$278,253,028

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$5,391,305	$31,052,999	$29,292,538	$3,155	$1,812	$7,151,275

U.S. Core Equity Fund
GMO U.S. Treasury Fund	$23,294,000	$120,884,118	$137,529,000	$16,018	$7,898	$6,649,952

*	Formerly International Intrinsic Value Fund.
**	Formerly International Core Equity Fund.

11.	Fund Merger

Effective January 24, 2014, GMO U.S. Core Equity Fund (the “Acquiring Fund”) acquired the assets and assumed all of the liabilities of GMO U.S. Flexible Equities Fund (the “Acquired Fund”). The primary reasons for the merger was to increase portfolio management efficiency, help GMO U.S. Core Equity Fund to transition towards its planned future state with lower transactions costs and reduce the management fees of GMO U.S. Flexible Equities Fund.

The aggregate net assets of the Acquiring Fund immediately before the acquisition were $1,050,889,015 and the combined net assets immediately after the acquisition were $7,705,507,949.

The merger was accomplished by a tax-free exchange of 629,234,688 shares of the Acquired Fund valued at $6,654,618,934 (including $857,387,348 of unrealized appreciation in accordance with U.S. GAAP).

In exchange for the Acquired Fund’s shares, the Acquiring Fund issued the following number of shares:

Class	Shares
Class III	15,110,659
Class IV	10,324,339
Class V	13,668,949
Class VI	352,709,509

For financial reporting purposes, net assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Acquiring Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2013, GMO U.S. Core Equity Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended February 28, 2014 would have been approximately $164,566,377, $1,062,212,238, $292,594,957 and $1,519,373,572, respectively.

154

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

12.	Subsequent events

Subsequent to February 28, 2014, GMO Currency Hedged International Equity Fund received redemption requests in the amount of $1,037,963,888. The Manager is currently assessing the viability of the Fund.

155

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Currency Hedged International Equity Fund, GMO Developed World Stock Fund, GMO International Equity Fund (formerly GMO International Intrinsic Value Fund), GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund), GMO International Small Companies Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO Tax-Managed International Equities Fund, and GMO U.S. Core Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund, GMO Developed World Stock Fund, GMO International Equity Fund (formerly GMO International Intrinsic Value Fund), GMO International Large/Mid Cap Equity Fund (formerly GMO International Core Equity Fund), GMO International Small Companies Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO Tax-Managed International Equities Fund, and GMO U.S. Core Equity Fund (collectively, the “Funds”), at February 28, 2014, the results of each of their operations, the changes in each of their net assets, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2014

156

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2014 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2014.

As a shareholder of the Funds, you may incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and /or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2013 through February 28, 2014.

Actual Expenses

This section of the table for the class below provides information about actual account values and actual expenses. you may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid* During the Period	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid* During the Period	Annualized Net Expense Ratio
Currency Hedged International Equity Fund
Class III	$1,000.00	$1,159.80	$3.70	$1,000.00	$1,021.37	$3.46	$0.69%
Developed World Stock Fund
Class III	$1,000.00	$1,172.20	$3.29	$1,000.00	$1,021.77	$3.06	0.61%
Class IV	$1,000.00	$1,172.50	$3.02	$1,000.00	$1,022.02	$2.81	0.56%
International Equity Fund (formerly International Intrinsic Value Fund)
Class II	$1,000.00	$1,195.70	$3.92	$1,000.00	$1,021.22	$3.61	0.72%
Class III	$1,000.00	$1,196.00	$3.54	$1,000.00	$1,021.57	$3.26	0.65%
Class IV	$1,000.00	$1,196.90	$3.21	$1,000.00	$1,021.87	$2.96	0.59%
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)
Class III	$1,000.00	$1,200.90	$2.89	$1,000.00	$1,022.17	$2.66	0.53%
Class IV	$1,000.00	$1,201.50	$2.57	$1,000.00	$1,022.46	$2.36	0.47%
Class VI	$1,000.00	$1,201.50	$2.40	$1,000.00	$1,022.61	$2.21	0.44%
International Small Companies Fund
Class III	$1,000.00	$1,234.00	$4.32	$1,000.00	$1,020.93	$3.91	0.78%
Quality Fund
Class III	$1,000.00	$1,118.80	$2.52	$1,000.00	$1,022.41	$2.41	0.48%
Class IV	$1,000.00	$1,119.30	$2.31	$1,000.00	$1,022.61	$2.21	0.44%
Class V	$1,000.00	$1,119.40	$2.21	$1,000.00	$1,022.71	$2.11	0.42%
Class VI	$1,000.00	$1,119.90	$2.05	$1,000.00	$1,022.86	$1.96	0.39%

157

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 28, 2014 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid* During the Period	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid* During the Period	Annualized Net Expense Ratio
Resources Fund
Class III	$1,000.00	$1,083.80	$3.88	$1,000.00	$1,021.08	$3.76	0.75%
Class IV	$1,000.00	$1,084.60	$3.62	$1,000.00	$1,021.32	$3.51	0.70%
Risk Premium Fund
Class III	$1,000.00	$1,080.20	$3.09	$1,000.00	$1,021.82	$3.01	0.60%
Class IV	$1,000.00	$1,081.10	$2.84	$1,000.00	$1,022.07	$2.76	0.55%
Class VI	$1,000.00	$1,081.10	$2.63	$1,000.00	$1,022.27	$2.56	0.51%
Tax-Managed International Equities Fund
Class III	$1,000.00	$1,196.30	$3.65	$1,000.00	$1,021.47	$3.36	0.67%
U.S. Core Equity Fund
Class III	$1,000.00	$1,115.80	$2.41	$1,000.00	$1,022.51	$2.31	0.46%
Class IV	$1,000.00	$1,116.50	$2.15	$1,000.00	$1,022.76	$2.06	0.41%
Class V(a)	$1,000.00	$1,003.90	$0.42	$1,000.00	$1,004.79	$0.42	0.40%
Class VI	$1,000.00	$1,115.70	$1.94	$1,000.00	$1,022.96	$1.86	0.37%

*	Expenses are calculated using the annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2014, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.
(a)	For the period January 21, 2014 (commencement of operations) through February 28, 2014. Expense is calculated using the class’s annualized net expense ratio for the period ended February 28, 2014, multiplied by the average account value over the period, multiplied by 38 days in the period, divided by 365 days in the year.

158

GMO Trust

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2014 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2014:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short- Term Capital Gain Dividends(2) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid (3) ($)	Foreign Source Income(3) ($)
Currency Hedged International Equity Fund	—	25.05%	35,851,871	596,033,820	3,372,530	33,930,995
Developed World Stock Fund	53.12%	100.00%	—	—	—	N/A
International Equity Fund (formerly International Intrinsic Value Fund)	—	100.00%	—	—	31,568,429	568,388,486
International Large/Mid Cap Equity Fund (formerly International Core Equity Fund)	—	80.89%	—	—	10,143,378	137,504,956
International Small Companies Fund	—	41.06%	—	6,602,273	605,393	8,970,211
Quality Fund	83.98%	99.36%	33,103,066	1,173,528,514	—	N/A
Resources Fund	10.33%	79.83%	2,011,693	417,031	621,763	5,530,538
Risk Premium Fund	—	—	24,047,022	17,535,586	—	N/A
Tax-Managed International Equities Fund	—	99.20%	—	—	1,351,619	22,006,831
U.S. Core Equity Fund	97.12%	100.00%	—	—	—	N/A

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2015, the Funds will notify applicable shareholders of amounts for use in preparing 2014 U.S. federal income tax forms.

159

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2014. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 20110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises; Director, BeiGene Ltd.	41	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	41	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	41	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).	53	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

160

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer, June 2009 – March 2013 and since September 2013; Chief Accounting Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009-March 2013, June 2013 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009).

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Carly Condron DOB: 03/04/1984	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Brian Kadehjian DOB: 09/16/1974	Treasury Officer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kenneth Earley DOB: 09/09/1973	Anti-Money Laundering Officer	Since September 2013.	Compliance Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2011 – present); Associate in Financial Services Group, Dechert LLP (May 2007 – May 2011).

[1]	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

161

GMO Trust

Annual Report

February 28, 2014

Emerging Countries Fund

Emerging Domestic Opportunities Fund

Emerging Markets Fund

Taiwan Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds are subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve the stated investment objective. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risk may include: market-risk equities, management and operational risk, non-U.S. investment risk, smaller company risk and derivative risk.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Countries Fund returned -10.6% for the fiscal year ended February 28, 2014, as compared with -4.3% for the S&P/IFCI Composite Index.

Country/sector selection detracted 4.5% from the Fund’s relative returns for the fiscal year. The Fund’s underweight in Chinese Information Technology and overweights in Brazilian Materials and Indonesian Consumer Discretionary detracted from relative performance. The Fund’s underweights in Brazilian Consumer Staples and Brazilian Energy helped relative performance.

Stock selection detracted 1.9% from relative returns during the fiscal year. In particular, the Fund’s stock selections in Taiwan Information Technology and Korean Information Technology hurt relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

2

GMO Emerging Countries Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Countries Fund Class III Shares and the S&P/IFCI Composite Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

3

GMO Emerging Countries Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	86.1%
Preferred Stocks	10.7
Investment Funds	2.1
Mutual Funds	0.7
Short-Term Investments	0.1
Rights/Warrants	0.0 ^
Other	0.3

100.0%

Country Summary*	% of Investments
South Korea	19.0%
China	13.8
Russia	13.6
Brazil	13.5
Taiwan	9.1
Indonesia	5.0
India	3.6
Poland	3.3
Czech Republic	3.2
Thailand	3.0
South Africa	2.7
Turkey	2.3
Egypt	2.1
Mexico	1.8
Peru	1.0
Philippines	0.7
Malaysia	0.6
Panama	0.6
United States**	0.4
United Kingdom**	0.3
France**	0.1
Hungary	0.1
Norway**	0.1
Qatar	0.1

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

**	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

Industry Group Summary	% of Equity Investments***
Banks	20.4%
Energy	14.8
Telecommunication Services	14.8
Materials	11.2
Automobiles & Components	7.2
Technology Hardware & Equipment	6.7
Utilities	4.9
Semiconductors & Semiconductor Equipment	4.1
Software & Services	3.3
Capital Goods	2.3
Media	2.2
Insurance	1.9
Food, Beverage & Tobacco	1.0
Transportation	0.9
Consumer Durables & Apparel	0.8
Real Estate	0.8
Diversified Financials	0.6
Consumer Services	0.6
Food & Staples Retailing	0.4
Pharmaceuticals, Biotechnology & Life Sciences	0.3
Health Care Equipment & Services	0.3
Household & Personal Products	0.3
Retailing	0.2
Commercial & Professional Services	0.0 ^

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

4

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 86.1%

	Brazil — 7.0%
2,800	Ambev SA	20,184
7,500	Ambev SA ADR	54,000
1,700	Banco Bradesco SA	21,199
158,560	Banco do Brasil SA	1,402,319
18,905	Banco Santander Brasil SA	92,414
45,395	Banco Santander Brasil SA ADR	225,159
5,400	BR Malls Participacoes SA	41,384
12,200	BR Properties SA	88,460
7,100	Brasil Brokers Participacoes SA	15,207
1,700	CETIP SA	18,138
26,852	Cielo SA	728,400
14,900	Companhia de Saneamento Basico do Estado de Sao Paulo	136,955
11,689	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	108,357
20,600	Companhia Siderurgica Nacional SA	90,086
15,800	Companhia Siderurgica Nacional SA Sponsored ADR	70,310
3,000	Cosan Ltd – Class A	35,370
1,400	Cosan SA Industria e Comercio	20,724
1,500	CPFL Energia SA	10,741
700	CPFL Energia SA ADR	10,066
11,700	Cyrela Brazil Realty SA Empreendimentos e Participacoes	65,251
10,450	Duratex SA	48,514
33,700	Gerdau SA	168,520
3,620	Klabin SA *	89,529
4,455	Localiza Rent a Car SA	59,242
3,300	LPS Brasil Consultoria de Imoveis SA	16,949
3,500	Multiplan Empreendimentos Imobiliarios SA	68,832
2,000	Multiplus SA	21,901
22,200	Tim Participacoes SA	108,751
600	Tractebel Energia SA	8,499
23,400	Vale SA	330,431
14,599	Vale SA Sponsored ADR	206,868

	Total Brazil	4,382,760

	China — 13.4%
463,802	Agricultural Bank of China Ltd – Class H	197,228
30,800	AIA Group Ltd	150,906
60,000	Anton Oilfield Services Group	41,742
1,895	Baidu Inc Sponsored ADR *	323,912
1,954,000	Bank of China Ltd – Class H	822,847
12,450	Beijing Enterprises Holdings Ltd	119,495
62,000	Beijing Enterprises Water Group Ltd	44,551
124,000	Brilliance China Automotive Holdings Ltd	188,776
21,000	China Cinda Asset Management Co Ltd *	12,556
569,160	China Communications Services Corp Ltd – Class H	266,764

Shares	Description	Value ($)
	China — continued
1,545,720	China Construction Bank – Class H	1,066,971
15,000	China Everbright International Ltd	22,042
33,560	China Gas Holdings Ltd	52,769
74,000	China Life Insurance Co Ltd – Class H	215,186
16,000	China Mengniu Dairy Co Ltd	82,163
143,834	China Mobile Ltd	1,364,328
82	China Mobile Ltd Sponsored ADR	3,899
13,600	China Overseas Land & Investment Ltd	36,653
17,000	China Pacific Insurance Group Co Ltd	58,591
132,607	China Petroleum & Chemical Corp – Class H	117,385
22,000	China Resources Land Ltd	49,846
25,000	China Shenhua Energy Co Ltd – Class H	68,213
1,501,900	China Telecom Corp Ltd – Class H	653,871
300	China Telecom Corp Ltd ADR	12,975
76,000	CNOOC Ltd	124,421
449	CNOOC Ltd ADR	73,380
75,800	Dongfeng Motor Group Co Ltd – Class H	102,862
3,000	Hengan International Group Co Ltd	32,583
70,000	Huaneng Power International Inc – Class H	62,657
1,657,000	Industrial and Commercial Bank of China Ltd – Class H	998,287
19,000	Inner Mongolia Yitai Coal Co Ltd – Class B	22,613
2,500	Kerry Logistics Network Ltd *	4,098
26,000	Kunlun Energy Co Ltd	46,413
48,000	Lenovo Group Ltd	51,240
5,100	New Oriental Education & Technology Group Inc Sponsored ADR	141,984
84,400	People’s Insurance Co Group of China Ltd	36,648
42,000	PICC Property & Casualty Co Ltd – Class H	57,537
31,500	Ping An Insurance (Group) Co of China Ltd – Class H	256,779
700	Qualcomm, Inc.	52,703
5,200	Sands China Ltd	43,699
14,000	Shanghai Industrial Holdings Ltd	47,781
7,000	Shenzhou International Group Holdings Ltd	24,522
60,500	Sun Art Retail Group Ltd	68,767
1,200	TAL Education Group ADR *	28,464
300	Vipshop Holdings Ltd *	39,396
165,000	Yangzijiang Shipbuilding Holdings Ltd	147,928
12,000	Zhejiang Expressway Co Ltd – Class H	10,437

	Total China	8,448,868

	Czech Republic — 3.1%
52,889	CEZ AS	1,425,126
1,040	Komercni Banka AS	251,885
3,575	Pegas Nonwovens SA	110,385
282	Philip Morris CR AS	154,909

	Total Czech Republic	1,942,305

See accompanying notes to the financial statements.	5

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Egypt — 2.0%
14,835	Alexandria Mineral Oils Co	148,517
36,806	ElSwedy Electric Co	188,298
14,643	Global Telecom Holding *	46,888
1,398,375	Orascom Telecom Media And Technology Holding SAE	281,315
19,791	Oriental Weavers Co	116,434
34,712	Sidi Kerir Petrochemicals Co	98,223
131,908	South Valley Cement *	128,206
125,763	Telecom Egypt Co	278,261

	Total Egypt	1,286,142

	France — 0.1%
375	Casino Guichard-Perrachon SA	42,479

	Hungary — 0.1%
6,522	Magyar Telekom Telecommunications Plc	9,722
2,635	OTP Bank Plc	46,757

	Total Hungary	56,479

	India — 3.5%
8,010	Adani Ports and Special Economic Zone Ltd	21,859
4,124	Bharat Heavy Electricals Ltd	11,212
1,069	Cadila Healthcare Ltd	18,085
31,444	Cairn India Ltd	165,119
1,788	CESC Ltd	14,044
3,192	Dewan Housing Finance Corp Ltd	11,615
3,702	HCL Technologies Ltd	94,280
3,527	HDFC Bank Ltd (a)	38,343
200	HDFC Bank Ltd ADR	6,718
1,468	Hero MotoCorp Ltd	46,524
1,968	ICICI Bank Ltd	33,377
1,200	ICICI Bank Ltd Sponsored ADR	42,816
25,238	Idea Cellular Ltd	53,014
7,279	Indian Oil Corp Ltd	29,177
2,817	Infosys Ltd	173,915
400	Infosys Technologies Ltd Sponsored ADR	24,668
2,090	ING Vysya Bank Ltd (a)	18,782
10,099	Jindal Steel & Power Ltd	38,963
12,542	Kajaria Ceramics Ltd	62,448
3,954	Larsen & Toubro Ltd	70,899
10,693	Lupin Ltd (a)	177,915
3,115	Maruti Suzuki India Ltd	80,238
25,799	Mphasis Ltd	161,773
796	Oriental Bank of Commerce	2,167
1,541	Punjab National Bank Ltd (a)	14,445
62,291	Sesa Sterlite Ltd	177,764
1,860	Sesa Sterlite Ltd ADR	20,869
23,539	Steel Authority of India Ltd	21,161
4,824	Sun TV Network Ltd	28,941
3,845	Tata Consultancy Services Ltd	141,071

Shares	Description	Value ($)
	India — continued
6,160	Tata Motors Ltd	41,721
12,671	Tata Power Co Ltd	16,171
7,818	Tech Mahindra Ltd	237,013
523	Ultratech Cement Ltd	15,479
612	Union Bank of India	1,019
1,004	United Spirits Ltd	38,733
2,446	Wipro Ltd ADR	33,755

	Total India	2,186,093

	Indonesia — 4.9%
400,000	ACE Hardware Indonesia Tbk PT	27,605
1,906,800	Astra International Tbk PT	1,144,745
194,816	Bank Danamon Indonesia Tbk PT	68,624
268,772	Bank Mandiri Persero Tbk PT	211,577
331,600	Bank Rakyat Indonesia Persero Tbk PT	265,948
24,000	First Real Estate Investment Trust	19,805
685,000	Global Mediacom Tbk PT	129,262
114,000	Indosat Tbk PT	39,499
850,800	Media Nusantara Citra Tbk PT	186,561
1,984,300	Telekomunikasi Indonesia Persero Tbk PT	397,325
14,800	Telekomunikasi Indonesia Tbk PT Sponsored ADR	580,604

	Total Indonesia	3,071,555

	Malaysia — 0.6%
18,380	AMMB Holdings Berhad	40,629
83,200	CIMB Group Holdings Berhad	181,953
13,170	Hong Leong Bank Berhad	57,027
24,900	Tenaga Nasional Berhad	91,247

	Total Malaysia	370,856

	Mexico — 1.8%
11,600	Alsea SA	35,953
373,100	America Movil SAB de CV – Class L	360,699
8,840	America Movil SAB de CV – Class L ADR	171,231
17,400	Cemex SA de CV CPO *	22,831
12,200	Cemex SAB de CV Sponsored ADR *	159,576
20,000	Fibra Uno Administracion SA de CV (REIT)	63,043
7,100	Fomento Economico Mexicano SAB de CV	60,845
38,081	Grupo Financiero Banorte SAB de CV – Class O	246,536

	Total Mexico	1,120,714

	Norway — 0.1%
1,791	Telenor ASA	39,460

	Panama — 0.5%
2,500	Copa Holdings SA – Class A	338,650

6	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Peru — 1.0%
45,737	Compania de Minas Buenaventura SA ADR	576,286
1,800	Southern Copper Corp	54,918

	Total Peru	631,204

	Philippines — 0.7%
17,450	BDO Unibank Inc	32,897
3,280	GT Capital Holdings Inc	58,811
1,771,300	Lopez Holding Corp	180,906
20,557	Metropolitan Bank & Trust	37,842
1,307	Philippine Long Distance Telephone Co	79,184
3,500	Puregold Price Club Inc	3,666
15,600	Robinsons Retail Holdings Inc *	23,379
3,120	San Miguel Corp	3,903

	Total Philippines	420,588

	Poland — 3.2%
354	Jastrzebska Spolka Weglowa SA	6,046
50,040	KGHM Polska Miedz SA	1,938,262
7,811	PGE SA	47,681

	Total Poland	1,991,989

	Qatar — 0.1%
6,061	Qatar Gas Transport Co Nakilat	36,202

	Russia — 9.6%
7,900	CTC Media Inc	83,424
3,482	Eurasia Drilling Co Ltd GDR	103,526
44,716	Gazprom Neft – Class S	176,591
6,614	Gazprom Neft JSC Sponsored ADR	131,502
203,195	Gazprom OAO Sponsored ADR	1,561,990
46,022	KamAZ	56,925
23,115	Lukoil OAO Sponsored ADR	1,268,746
138	Magnit OJSC	33,750
1,227	Magnit OJSC GDR	68,549
2,076	Mail.ru Group Ltd GDR (Registered Shares)	88,117
744	MegaFon OAO GDR	21,548
6,850	MMC Norilsk Nickel OJSC ADR	116,102
13,772	Mobile Telesystems Sponsored ADR	237,154
25,730	Moscow Exchange	45,002
4,708	Rosneft OJSC GDR (Registered)	31,733
47,625	Sberbank Sponsored ADR	490,164
1,448	Sistema JSFC Sponsored GDR (Registered Shares)	35,792
76,388	Surgutneftegas Sponsored ADR	579,872
12,431	Tatneft Sponsored ADR	447,947
7,100	VimpelCom Ltd Sponsored ADR	72,136
157,455	VTB Bank OJSC GDR (Registered Shares)	361,278

	Total Russia	6,011,848

Shares	Description	Value ($)
	South Africa — 2.6%
158,017	African Bank Investments Ltd	149,681
2,006	Bidvest Group Ltd	47,130
5,053	Coronation Fund Managers Ltd	41,270
8,191	Discovery Ltd	60,411
4,324	Exxaro Resources Ltd	57,450
19,394	Growthpoint Properties Ltd	42,208
1,116	Kumba Iron Ore Ltd	46,073
15,731	Life Healthcare Group Holdings Ltd	55,105
14,530	MTN Group Ltd	265,417
5,982	Naspers Ltd – N Shares	718,585
300	Sasol Ltd Sponsored ADR	15,315
49,055	Telkom South Africa Ltd *	142,065
2,511	Vodacom Group Ltd	27,878

	Total South Africa	1,668,588

	South Korea — 17.4%
241	Conway Co Ltd	15,447
239	CJ Corp	28,581
1,990	Daewoo Securities Co Ltd	15,954
14,102	DGB Financial Group Inc	216,910
3,330	Dongbu Insurance Co Ltd	160,198
510	Doosan Heavy Industries and Construction Co	17,338
3,628	GS Holdings	168,665
20,161	Hana Financial Group Inc	788,668
14,727	Hanwha Corp	497,361
451	Hyundai Engineering & Construction	24,715
292	Hyundai Heavy Industries Co Ltd	60,188
2,204	Hyundai Mobis	647,231
2,608	Hyundai Motor Co	599,192
66	Hyundai Wia Corp	10,456
43,925	Industrial Bank of Korea	560,364
5,103	INTOPS Co Ltd	101,635
2,060	Kangwon Land Inc	61,629
3,466	KB Financial Group Inc	129,595
18,106	Kia Motors Corp	940,721
36	Korea Zinc Co Ltd	11,469
6,590	KT Corp	187,319
29,500	KT Corp Sponsored ADR *	415,360
385	KT&G Corp	28,199
147	LG Corp	7,720
84	Lotte Chemical Corp	16,010
206	Lotte Shopping Co Ltd	65,193
480	POSCO	127,672
23,790	Samho International Co Ltd *	167,732
233	Samsung Electro Mechanics Co Ltd	14,822
196	Samsung Electronics Co Ltd GDR (Registered Shares)	123,433
2,565	Samsung Engineering Co Ltd *	180,992
686	Samsung Fire & Marine Insurance Co Ltd	151,537
1,399	Samsung Electronics Co Ltd	1,772,258

See accompanying notes to the financial statements.	7

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	South Korea — continued
5,164	Shinhan Financial Group Co Ltd	215,483
5,279	SK Innovation Co Ltd	661,326
44,739	SK Telecom Co Ltd ADR	1,001,259
476	SK Holdings Co Ltd	85,977
58,064	Woori Finance Holdings Co Ltd *	656,932

	Total South Korea	10,935,541

	Taiwan — 8.8%
43,000	Advanced Semiconductor Engineering Inc	42,757
9,000	Advantech Co Ltd	57,053
61,000	Asustek Computer Inc	588,002
36,000	Catcher Technology Co Ltd	262,333
180,884	Chunghwa Telecom Co Ltd	549,896
915,577	Compal Electronics Inc	619,419
31,000	Delta Electronics Inc	173,384
274,200	E.Sun Financial Holding Co Ltd	173,030
27,914	Far EasTone Telecommunications Co Ltd	56,536
16,800	Foxconn Technology Co Ltd	37,873
5,000	Giant Manufacturing Co Ltd	34,172
278,100	Hon Hai Precision Industry Co Ltd	774,497
89,000	HTC Corp	400,442
90,996	Lite-On Technology Corp	134,369
2,176	MediaTek Inc	32,078
208,722	Mega Financial Holding Co Ltd	166,993
34,000	Pegatron Corp	45,883
21,000	Pou Chen Corp	28,182
6,100	Powertech Technology Inc	8,537
830,200	ProMOS Technologies Inc * (b)	—
90,715	Quanta Computer Inc	223,820
25,000	Siliconware Precision Industries Co	31,587
307,012	Taishin Financial Holding Co Ltd	144,944
32,308	Taiwan Mobile Co Ltd	97,216
19,000	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	343,330
29,880	TPK Holding Co Ltd	179,271
421,747	Wistron Corp	351,392

	Total Taiwan	5,556,996

	Thailand — 2.9%
26,273	Advanced Info Service Pcl (Foreign Registered)	170,348
31,300	Bangkok Dusit Medical Service Pcl (Foreign Registered)	123,246
286,400	Banpu Pcl (Foreign Registered)	228,375
77,900	Electricity Generating Pcl (Foreign Registered)	307,264
184,095	Hemaraj Land and Development Pcl (Foreign Registered)	17,345
827	PTT Exploration & Production Pcl (Foreign Registered)	3,908
74,722	PTT Pcl (Foreign Registered)	671,701

Shares	Description	Value ($)
	Thailand — continued
83,000	Quality Houses Pcl (Foreign Registered)	7,163
26,180	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	37,354
234,400	Sansiri Pcl (Foreign Registered)	14,595
12,000	Shin Corp Pcl	27,013
38,200	Shin Corp Pcl (Foreign Registered) (a)	85,767
43,400	Thai Oil Pcl (Foreign Registered)	69,360
74,400	Thai Tap Water Supply Pcl (Foreign Registered)	21,121
56,160	VGI Global Media Pcl (Foreign Registered)	18,984

	Total Thailand	1,803,544

	Turkey — 2.2%
44,859	Akbank TAS	115,563
13,936	Arcelik AS	74,475
6,623	Dogus Otomotiv Servis ve Ticaret AS	19,765
16,314	Emlak Konut Gayrimenkul Yatirim	16,629
4,152	Haci Omer Sabanci Holding AS	14,643
8,502	KOC Holding AS	31,333
2,353	Koza Altin Isletmeleri AS	20,139
4,312	Pegasus Hava Tasimaciligi AS *	55,039
11,080	Tofas Turk Otomobil Fabrikasi AS	53,212
72,715	Turk Telekomunikasyon AS	194,897
919	Turk Traktor ve Ziraat Makineleri AS	23,208
15,320	Turkcell Iletisim Hizmetleri AS *	79,575
600	Turkcell Iletisim Hizmetleri AS ADR *	7,836
71,089	Turkiye Garanti Bankasi AS	194,226
120,789	Turkiye IS Bankasi – Class C	222,724
42,636	Turkiye Vakiflar Bankasi TAO – Class D	63,360
23,072	Turkiye Halk Bankasi AS	112,691
4,530	Ulker Biskuvi Sanayi AS	25,014
45,949	Yapi ve Kredi Bankasi AS	68,515

	Total Turkey	1,392,844

	United Kingdom — 0.2%
1,229	British American Tobacco Plc	66,995
200	Unilever Plc Sponsored ADR	8,206
2,019	Unilever Plc	82,577

	Total United Kingdom	157,778

	United States — 0.3%
1,851	Colgate-Palmolive Co.	116,298
300	Nu Skin Enterprises, Inc. – Class A	25,056
590	Tupperware Brands Corp.	46,374
500	Yum! Brands, Inc.	37,040

	Total United States	224,768

	TOTAL COMMON STOCKS (COST $59,845,053)	54,118,251

8	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	PREFERRED STOCKS — 10.7%

	Brazil — 6.1%
4,243	Banco Bradesco SA	49,483
9,500	Banco Bradesco SA ADR	111,625
28,300	Banco do Estado do Rio Grande do Sul SA – Class B	137,737
47,800	Bradespar SA	435,285
40,745	Companhia Energetica de Minas Gerais Sponsored ADR	235,914
2,000	Companhia Energetica de Sao Paulo – Class B	19,192
54,083	Companhia Energetica de Minas Gerais	310,247
7,000	Gerdau SA	43,190
3,200	Gerdau SA Sponsored ADR	20,000
7,353	Gol Linhas Aereas Inteligentes SA ADR *	35,809
26,313	Itau Unibanco Holding SA ADR	350,489
127,334	Itausa-Investimentos Itau SA	461,924
38,000	Metalurgica Gerdau SA	290,597
4,000	Suzano Papel e Celulose SA	15,163
11,900	Telefonica Brasil SA	218,723
14,200	Telefonica Brasil SA ADR	264,830
3,100	Tim Participacoes SA ADR	76,694
5,500	Vale SA	68,411
57,630	Vale SA Sponsored ADR	719,799

	Total Brazil	3,865,112

	Russia — 3.6%
86,870	Sberbank	182,514
1,082,389	Surgutneftegaz OJSC	806,666
555	Transneft	1,252,527

	Total Russia	2,241,707

	South Korea — 1.0%
3,733	Hyundai Motor Co	507,055
123	Samsung Electronics Co Ltd (Non-Voting)	122,587

	Total South Korea	629,642

	TOTAL PREFERRED STOCKS (COST $6,914,554)	6,736,461

	INVESTMENT FUNDS — 2.1%

	Thailand — 0.4%
452,200	BTS Rail Mass Transit Growth Infrastructure Fund	126,974
367,300	TRUE Telecommunication Growth Infrastructure Fund *	109,205

	Total Thailand	236,179

Shares / Par Value		Description	Value ($)
		United States — 1.7%
	26,927	iShares MSCI Emerging Markets ETF	1,063,078

		TOTAL INVESTMENT FUNDS (COST $1,351,049)	1,299,257

		RIGHTS/WARRANTS — 0.0%

		Brazil — 0.0%
	1,955	Itausa-Investimentos Itau SA Rights, Expires 03/26/14 *	1,834

		TOTAL RIGHTS/WARRANTS (COST $2,255)	1,834

		MUTUAL FUNDS — 0.7%

		United States — 0.7%
		Affiliated Issuers
	19,051	GMO U.S. Treasury Fund	476,272

		TOTAL MUTUAL FUNDS (COST $476,272)	476,272

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
HKD	8,597	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	1,105
SGD	953	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	752
USD	73,043	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	73,043

		Total Time Deposits	74,900

		TOTAL SHORT-TERM INVESTMENTS (COST $74,900)	74,900

		TOTAL INVESTMENTS — 99.7% (Cost $68,664,083)	62,706,975
		Other Assets and Liabilities (net) — 0.3%	160,334

		TOTAL NET ASSETS —100.0%	$62,867,309

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 34.

See accompanying notes to the financial statements.	9

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC and GMO Singapore Pte. Limited.

Management Discussion and Analysis of Fund Performance

Although GMO Emerging Domestic Opportunities Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI Emerging Markets Index is included for comparative purposes. Please note that, in GMO’s view, only approximately half of the stocks in the MSCI Emerging Markets Index are stocks that GMO considers to be suitable investments for the Fund.

Class III shares of GMO Emerging Domestic Opportunities Fund returned -4.0% for the fiscal period ended February 28, 2014, as compared with -6.0% for the MSCI Emerging Markets Index.

Country/sector selection added 4.3% to the Fund’s relative returns for the fiscal year. The Fund’s overweights in Chinese Consumer Discretionary and Thailand Telecommunications added to relative performance. The Fund’s underweights in Taiwan Information Technology and South Africa Consumer Discretionary detracted from relative performance.

Stock selection detracted 2.3% from relative returns for the fiscal year. Overweights in Baidu, Inc. and Copa Holdings contributed positively during the fiscal year. An underweight in Chinese Information Technology stock Tencent Holdings was the largest issue-specific detractor from relative performance for the period.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

10

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Domestic Opportunities Class II Shares and the

MSCI Emerging Markets Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 1, 2011 to March 24, 2011, no Class II shares were outstanding. Performance for that period is that of Class V, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class II expenses had been applied throughout.

**	For the period from October 27, 2011 to November 29, 2013, no Class V shares were outstanding. Performance for that period is that of Class II, which has higher expenses. Therefore, the performance shown is lower than it would have been if Class V expenses had been applied throughout.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

11

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	90.4%
Mutual Funds	4.6
Investment Funds	2.9
Preferred Stocks	2.3
Short-Term Investments	0.8
Swap Contracts	(0.0)^
Other	(1.0)

100.0%

^	Rounds to 0.0%.

Country Summary*	% of Investments
China	18.9%
United States**	11.4
India	10.8
Russia	6.3
Mexico	6.1
United Kingdom**	5.9
Indonesia	4.2
Brazil	3.9
Taiwan	3.9
Thailand	3.7
Panama	3.2
Malaysia	3.1
Philippines	2.9
South Africa	2.7
Switzerland**	2.6
South Korea	2.4
Turkey	1.5
France**	1.3
Norway**	1.3
Qatar	1.0
Belgium	0.6
Nigeria	0.6
Poland	0.5
Vietnam	0.5
Germany	0.4
Colombia	0.3

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

**	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

Industry Group Summary	% of Equity Investments***
Banks	13.8%
Food, Beverage & Tobacco	11.2
Telecommunication Services	8.2
Transportation	8.2
Software & Services	5.9
Consumer Services	5.0
Household & Personal Products	4.7
Automobiles & Components	4.6
Capital Goods	3.6
Pharmaceuticals, Biotechnology & Life Sciences	3.6
Media	3.6
Insurance	3.4
Food & Staples Retailing	3.3
Health Care Equipment & Services	3.2
Diversified Financials	3.2
Utilities	2.9
Consumer Durables & Apparel	2.6
Energy	2.4
Materials	1.9
Real Estate	1.8
Technology Hardware & Equipment	1.8
Retailing	1.1

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

12

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 90.4%

	Belgium — 0.6%
140,826	Anheuser-Busch InBev NV	14,729,563

	Brazil — 2.8%
1,029,500	CETIP SA	10,984,249
2,214,575	Localiza Rent a Car SA	29,449,029
2,082,300	LPS Brasil Consultoria de Imoveis SA	10,694,861
901,400	Multiplus SA	9,870,608
1,216,500	Raia Drogasil SA	8,588,106

	Total Brazil	69,586,853

	China — 17.5%
6,161,400	AIA Group Ltd	30,188,050
406,700	Baidu Inc Sponsored ADR *	69,517,231
3,200,400	Beijing Enterprises Holdings Ltd	30,717,312
35,027,900	Brilliance China Automotive Holdings Ltd	53,325,887
21,258,000	China Cinda Asset Management Co Ltd *	12,710,068
6,422,000	China Gas Holdings Ltd	10,097,797
2,918,600	China Mengniu Dairy Co Ltd	14,987,528
9,269,000	Dongfeng Motor Group Co Ltd – Class H	12,578,241
20,816,000	Huaneng Power International Inc – Class H	18,632,374
4,076,500	Kerry Logistics Network Ltd *	6,681,624
10,790,000	Kunlun Energy Co Ltd	19,261,381
1,076,600	New Oriental Education & Technology Group Inc Sponsored ADR	29,972,544
534,200	Qualcomm Inc	40,219,918
1,901,300	Sands China Ltd	15,977,894
5,093,000	Shenzhou International Group Holdings Ltd	17,841,127
495,455	TAL Education Group *	11,752,193
2,523,220	Tong Ren Tang Technologies Co Ltd	8,839,715
191,200	Vipshop Holdings Ltd *	25,108,384

	Total China	428,409,268

	France — 1.2%
263,504	Casino Guichard-Perrachon SA	29,849,192

	India — 10.0%
5,317,517	Adani Ports and Special Economic Zone Ltd	14,511,131
1,349,773	CESC Ltd	10,601,739
2,675,355	HDFC Bank Ltd (a)	29,084,450
184,000	HDFC Bank Ltd ADR	6,180,560
110,946	ICICI Bank Ltd	1,881,611
10,429,056	Idea Cellular Ltd	21,906,691
1,257,841	ING Vysya Bank Ltd (a)	11,303,928
6,548,360	KSK Energy Ventures Ltd *	5,771,944
841,141	Larsen & Toubro Ltd	15,082,388
3,606,410	Lupin Ltd (a)	60,005,006
1,109,224	Maruti Suzuki India Ltd	28,572,150
1,758,714	Sun TV Network Ltd	10,551,165

Shares	Description	Value ($)
	India — continued
825,496	Supreme Industries Ltd	5,753,699
610,187	United Spirits Ltd	23,540,326

	Total India	244,746,788

	Indonesia — 3.9%
49,565,350	Bank Mandiri Persero Tbk PT	39,017,833
9,453,600	Bank Rakyat Indonesia Persero Tbk PT	7,581,921
29,951,200	Media Nusantara Citra Tbk PT	6,567,599
197,653,500	Sumber Alfaria Trijaya Tbk PT	7,591,239
109,496,800	Telekomunikasi Indonesia Persero Tbk PT	21,925,038
43,626,500	Tempo Scan Pacific Tbk PT	12,590,050

	Total Indonesia	95,273,680

	Malaysia — 2.9%
17,512,616	CIMB Group Holdings Berhad	38,299,025
18,259,100	Media Prima Bhd	14,441,379
5,117,800	Tenaga Nasional Berhad	18,754,456

	Total Malaysia	71,494,860

	Mexico — 5.6%
3,806,500	Alsea SA	11,797,760
5,455,800	Cemex SA de CV CPO *	7,158,790
2,297,100	Cemex SAB de CV Sponsored ADR *	30,046,068
1,218,100	Embotelladoras Arca SAB de CV	6,382,262
9,738,400	Fibra Uno Administracion SA de CV (REIT)	30,696,991
8,008,137	Grupo Financiero Banorte SAB de CV –Class O	51,844,621

	Total Mexico	137,926,492

	Nigeria — 0.6%
2,142,266	Nestle Nigeria Plc	14,299,630

	Norway — 1.2%
1,302,034	Telenor ASA	28,686,865

	Panama — 3.0%
544,200	Copa Holdings SA – Class A	73,717,332

	Philippines — 2.7%
3,234,700	First Gen Corp	1,297,312
34,103,060	GMA Holdings Inc	6,408,046
829,769	GT Capital Holdings Inc	14,877,870
126,805	Philippine Long Distance Telephone Co	7,682,458
64,300	Philippine Long Distance Telephone Co Sponsored ADR	3,870,860
6,661,300	Philweb Corp	1,047,747
2,207,000	Puregold Price Club Inc	2,311,705
10,512,500	Robinsons Retail Holdings Inc *	15,754,333
1,444,950	Semirara Mining Corp	11,953,595

	Total Philippines	65,203,926

See accompanying notes to the financial statements.	13

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Poland — 0.5%
182,929	Bank Pekao SA	11,695,773

	Qatar — 0.9%
3,845,525	Qatar Gas Transport Co Nakilat	22,968,980

	Russia — 5.1%
2,156,770	CTC Media Inc	22,775,491
875,980	Global Ports Investments Plc	11,862,820
38,450	Magnit OJSC	9,403,601
30,254	Magnit OJSC GDR	1,690,217
794,872	Mail.ru Group Ltd GDR (Registered Shares)	33,738,972
1,875,900	Mobile Telesystems Sponsored ADR	32,302,998
7,143,982	Moscow Exchange	12,494,824

	Total Russia	124,268,923

	South Africa — 2.5%
477,207	Bidvest Group Ltd	11,211,839
2,575,918	Coronation Fund Managers Ltd	21,038,352
2,101,727	Discovery Ltd	15,500,768
3,609,671	Life Healthcare Group Holdings Ltd	12,644,533

	Total South Africa	60,395,492

	South Korea — 2.2%
116,569	Conway Co Ltd	7,471,554
146,493	Samsung Fire & Marine Insurance Co Ltd	32,360,299
42,452	SK Telecom Co Ltd	8,638,371
277,600	SK Telecom Co Ltd ADR	6,212,688

	Total South Korea	54,682,912

	Switzerland — 2.4%
768,069	Nestle SA (Registered)	58,023,910

	Taiwan — 3.6%
55,045,000	E.Sun Financial Holding Co Ltd	34,735,393
1,759,000	Giant Manufacturing Co Ltd	12,021,824
41,857,000	Mega Financial Holding Co Ltd	33,488,674
552,159	Wowprime Corp	8,330,800

	Total Taiwan	88,576,691

	Thailand — 3.3%
4,072,900	Advanced Info Service Pcl (Foreign Registered)	26,407,695
500,500	Airports of Thailand Pcl (Foreign Registered)	2,884,186
3,101,975	Bangkok Dusit Medical Service Pcl (Foreign Registered)	12,214,267
6,382,100	Shin Corp Pcl	14,366,791
6,612,300	Shin Corp Pcl (Foreign Registered) (a)	14,846,007
30,230,044	VGI Global Media Pcl (Foreign Registered)	10,218,719

	Total Thailand	80,937,665

Shares	Description	Value ($)
	Turkey — 1.4%
1,645,161	Pegasus Hava Tasimaciligi AS *	20,999,216
276,387	Turk Traktor ve Ziraat Makineleri AS	6,979,649
1,080,422	Ulker Biskuvi Sanayi AS	5,965,806

	Total Turkey	33,944,671

	United Kingdom — 5.5%
787,374	British American Tobacco Plc	42,920,862
1,000	British American Tobacco Plc Sponsored ADR	108,790
472,694	Diageo Plc	14,843,541
2,713,577	HSBC Holdings Plc	28,639,124
220,528	Unilever Plc Sponsored ADR	9,048,264
949,214	Unilever Plc	38,822,883

	Total United Kingdom	134,383,464

	United States — 10.6%
1,215,400	Abbott Laboratories	48,348,612
112,200	Caterpillar, Inc.	10,880,034
1,188,246	Colgate-Palmolive Co.	74,657,496
50,900	Cummins, Inc.	7,427,328
239,600	Herbalife Ltd.	15,957,360
195,000	Nu Skin Enterprises, Inc. – Class A	16,286,400
261,898	Tupperware Brands Corp.	20,585,183
778,100	Yahoo!, Inc. *	30,089,127
469,700	Yum! Brands, Inc.	34,795,376

	Total United States	259,026,916

	Vietnam — 0.4%
1,556,250	Viet Nam Dairy Products JSC	10,404,978

	TOTAL COMMON STOCKS (COST $2,205,089,554)	2,213,234,824

	PREFERRED STOCKS — 2.3%

	Brazil — 0.8%
650,000	Gol Linhas Aereas Inteligentes SA *	3,084,635
3,353,749	Gol Linhas Aereas Inteligentes SA ADR *	16,332,757

	Total Brazil	19,417,392

	Colombia — 0.3%
394,200	Avianca Holdings SA Sponsored ADR *	6,472,764

	Germany — 0.4%
34,653	Volkswagen AG	9,007,736

	Russia — 0.8%
9,472,870	Sberbank *	19,902,500

	TOTAL PREFERRED STOCKS (COST $53,382,835)	54,800,392

14	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value		Description	Value ($)
		INVESTMENT FUNDS — 2.9%

		Thailand — 2.9%
	121,777,584	BTS Rail Mass Transit Growth Infrastructure Fund	34,194,116
	12,070,000	CPN Commercial Growth Leasehold Property Fund	3,703,300
	11,433,600	TICON Industrial Growth Leasehold Property Fund *	3,189,142
	99,389,900	TRUE Telecommunication Growth Infrastructure Fund *	29,550,407

		Total Thailand	70,636,965

		TOTAL INVESTMENT FUNDS (COST $87,619,589)	70,636,965

		MUTUAL FUNDS — 4.6%

		United States — 4.6%
		Affiliated Issuers
	4,481,997	GMO U.S. Treasury Fund	112,049,934

		TOTAL MUTUAL FUNDS (COST $112,049,934)	112,049,934

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
USD	4,884,249	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.06%, due 03/03/14	4,884,249
HKD	3,118,158	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	401,801

Par Value		Description	Value ($)
		Time Deposits — continued
NOK	281	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.60%, due 03/03/14	47
SGD	91,626	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	72,280
ZAR	10,405	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.26%, due 03/03/14	966
USD	4,884,249	Citibank (New York) Time Deposit, 0.06%, due 03/03/14	4,884,249
USD	4,884,249	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 03/03/14	4,884,249
USD	235,657	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 03/03/14	235,657
USD	4,884,249	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	4,884,249

		Total Time Deposits	20,247,747

		TOTAL SHORT-TERM INVESTMENTS (COST $20,247,747)	20,247,747

		TOTAL INVESTMENTS — 101.0% (Cost $2,478,389,659)	2,470,969,862
		Other Assets and Liabilities (net) — (1.0%)	(23,469,961)

		TOTAL NET ASSETS — 100.0%	$2,447,499,901

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
9,936,098	USD	6/2/2014	GS	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.5%	$(284,222)
6,356,418	USD	6/2/2014	MSCI	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.65%	(182,435)
10,699,524	USD	6/20/2014	GS	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.5%	(226,935)
10,163,150	USD	6/20/2014	SG	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.00%	(214,994)
6,372,936	USD	6/24/2014	BNP	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.3%	(140,952)
12,572,761	USD	8/19/2014	SG	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.35%	(65,075)
11,605,626	USD	8/19/2014	SG	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.75%	(60,972)

						$(1,175,585)

				Premiums to (Pay) Receive		$—

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

See accompanying notes to the financial statements.	15

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 34.

16	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Markets Fund returned -10.9% for the fiscal year ended February 28, 2014, as compared with -4.3% for the S&P/IFCI Composite Index.

Country/sector selection detracted 4.3% from the Fund’s relative returns for the fiscal year. The Fund’s underweight in Chinese Information Technology and overweights in Brazilian Materials and Indonesian Consumer Discretionary detracted from relative performance. The Fund’s underweights in Brazilian Consumer Staples and Brazilian Energy helped relative performance.

Stock selection detracted 2.2% from relative returns during the fiscal year. In particular, the Fund’s stock selections in Taiwan Information Technology and Chinese Financials detracted from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

18

GMO Emerging Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $50,000,000 Investment in

GMO Emerging Markets Fund Class III Shares and the S&P/IFCI Composite Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. Performance for that period is that of Class III shares, which have been adjusted downward to reflect Class II’s higher gross expenses (Class II’s expenses during these periods were calculated by adjusting Class III’s gross expenses during such periods upward by the current differential between the gross shareholder service fees for Class II and Class III shares).

**	For the period from October 26, 2004 to February 11, 2005, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V expenses had been applied throughout.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	84.4%
Preferred Stocks	11.3
Investment Funds	3.5
Mutual Funds	0.5
Short-Term Investments	0.2
Swap Contracts	0.1
Rights/Warrants	0.0	^
Other	0.0	^

	100.0%

Country Summary*	% of Investments
China	17.4%
Brazil	14.9
Russia	13.9
South Korea	13.8
Taiwan	8.9
India	3.9
Thailand	3.9
Turkey	3.6
United States**	3.4
South Africa	3.3
Poland	2.8
Indonesia	2.5
Mexico	2.0
Czech Republic	1.8
Peru	0.9
Malaysia	0.6
Philippines	0.6
Egypt	0.5
Panama	0.5
Hungary	0.3
United Kingdom**	0.2
France**	0.1
Norway**	0.1
Qatar	0.1
Colombia	0.0	^
Nigeria	0.0	^
Sri Lanka	0.0	^
Vietnam	0.0	^

	100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

**	Includes companies that derive at least 50% of their revenues or profits from emerging markets.

Industry Group Summary	% of Equity Investments***
Banks	19.4%
Energy	16.8
Telecommunication Services	14.2
Materials	10.2
Utilities	6.8
Technology Hardware & Equipment	6.7
Automobiles & Components	5.4
Semiconductors & Semiconductor Equipment	4.6
Capital Goods	2.7
Software & Services	2.1
Insurance	1.9
Media	1.8
Diversified Financials	1.3
Real Estate	1.3
Transportation	1.0
Food, Beverage & Tobacco	0.9
Pharmaceuticals, Biotechnology & Life Sciences	0.6
Consumer Durables & Apparel	0.6
Food & Staples Retailing	0.5
Consumer Services	0.4
Household & Personal Products	0.3
Health Care Equipment & Services	0.3
Retailing	0.2

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. The table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

20

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 84.4%

	Brazil — 7.3%
648,700	Aes Tiete SA	4,098,032
1,175,100	Ambev SA ADR	8,460,720
16,090,500	Banco do Brasil SA	142,305,823
1,403,700	Banco Santander Brasil SA	6,861,748
5,277,400	Banco Santander Brasil SA ADR	26,175,904
4,047,300	Brasil Brokers Participacoes SA	8,668,447
199,700	CETIP SA	2,130,699
931,832	Cielo SA	25,277,329
1,862,900	Companhia de Saneamento Basico do Estado de Sao Paulo	17,122,999
1,812,536	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	16,802,209
601,400	Companhia de Saneamento de Minas Gerais-Copasa MG *	8,544,748
4,073,200	Companhia Siderurgica Nacional SA	17,812,604
2,944,400	Companhia Siderurgica Nacional SA Sponsored ADR	13,102,580
1,621,900	Cosan Ltd – Class A	19,122,201
868,300	Cosan SA Industria e Comercio	12,853,558
1,108,973	CPFL Energia SA	7,941,340
409,500	CPFL Energia SA ADR	5,888,610
709,200	Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,955,184
1,288,390	Duratex SA	5,981,322
3,475,100	EDP-Energias Do Brasil SA	13,245,555
1,365,800	Equatorial Energia SA	11,557,691
623,765	Gerdau SA	3,119,198
582,300	Grendene SA	3,429,437
1,015,937	Grupo BTG Pactual	11,826,170
665,894	Klabin SA	16,468,789
2,066,900	Light SA	14,538,029
424,663	Localiza Rent a Car SA	5,647,094
878,400	LPS Brasil Consultoria de Imoveis SA	4,511,534
1,389,200	MRV Engenharia e Participacoes SA	4,816,883
188,500	Multiplan Empreendimentos Imobiliarios SA	3,707,090
676,200	Multiplus SA	7,404,598
255,900	Raia Drogasil SA	1,806,573
3,218,500	Tim Participacoes SA	15,766,400
1,047,900	Tractebel Energia SA	14,843,910
1,842,000	Transmissora Alianca de Energia Eletrica SA	14,171,722
351,900	Ultrapar Participacoes SA	7,826,667
2,815,900	Vale SA	39,763,243
3,528,800	Vale SA Sponsored ADR	50,003,096

	Total Brazil	597,559,736

	China — 17.0%
109,948,740	Agricultural Bank of China Ltd – Class H	46,754,697
3,517,200	AIA Group Ltd	17,232,676

Shares	Description	Value ($)
	China — continued
6,912,000	Anton Oilfield Services Group	4,808,690
225,600	Baidu Inc Sponsored ADR *	38,561,808
320,036,932	Bank of China Ltd – Class H	134,770,496
17,214,703	Bank of Communications Co Ltd –Class A	10,595,192
1,313,590	Beijing Enterprises Holdings Ltd	12,607,785
7,464,000	Beijing Enterprises Water Group Ltd	5,363,364
14,154,000	Brilliance China Automotive Holdings Ltd	21,547,812
8,888,800	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd – Class H	6,664,110
2,719,000	China Cinda Asset Management Co Ltd *	1,625,679
34,294,550	China Communications Construction Co Ltd – Class H	24,036,831
46,747,700	China Communications Services Corp Ltd – Class H	21,910,510
14,376,656	China Construction Bank – Class A	9,057,038
236,720,706	China Construction Bank – Class H	163,402,304
8,465,160	China Everbright Ltd	11,164,814
3,972,587	China Gas Holdings Ltd	6,246,400
1,860,088	China Life Insurance Co Ltd – Class A	4,201,213
6,276,500	China Life Insurance Co Ltd – Class H	18,251,587
1,527,060	China Mengniu Dairy Co Ltd	7,841,724
19,357,737	China Mobile Ltd	183,616,515
514,000	China Mobile Ltd Sponsored ADR	24,440,700
12,416,400	China Overseas Land & Investment Ltd	33,463,343
1,152,374	China Pacific Insurance Group Co Ltd	3,971,709
2,631,227	China Pacific Insurance Group Co Ltd – Class A	6,899,783
15,532,236	China Petroleum & Chemical Corp – Class H	13,749,240
850,400	China Railway Construction Corp Ltd – Class A	556,743
7,491,520	China Railway Construction Corp Ltd –Class H	6,229,868
21,499,580	China Railway Group Ltd – Class H	9,312,210
1,346,000	China Resources Land Ltd	3,049,642
4,447,342	China Shenhua Energy Co Ltd – Class A	9,988,884
5,501,050	China Shenhua Energy Co Ltd – Class H	15,009,724
137,452,800	China Telecom Corp Ltd – Class H	59,841,840
32,900	China Telecom Corp Ltd ADR	1,422,925
4,814,350	CITIC Pacific Ltd	6,985,403
488,794	CITIC Securities Co Ltd – Class A	862,529
23,772,170	CNOOC Ltd	38,917,740
6,820	CNOOC Ltd ADR	1,114,593
27,489,320	Dongfeng Motor Group Co Ltd – Class H	37,303,622
423,208	Hengan International Group Co Ltd	4,596,516
8,048,400	Huaneng Power International Inc – Class H	7,204,112
18,097,781	Industrial and Commercial Bank of China Ltd – Class A	9,836,307

See accompanying notes to the financial statements.	21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	China — continued
256,452,627	Industrial and Commercial Bank of China Ltd – Class H	154,504,137
2,431,000	Jiangxi Copper Co Ltd	4,217,573
364,000	Kerry Logistics Network Ltd *	596,617
1,972,120	Kunlun Energy Co Ltd	3,520,459
562,557	Kweichow Moutai Co Ltd	13,735,056
5,574,540	Lee & Man Paper Manufacturing Ltd	3,339,480
4,415,600	Lenovo Group Ltd	4,713,673
21,747,800	Lonking Holdings Ltd *	4,328,077
893,900	New China Life Insurance Co Ltd *	2,835,582
544,141	New Oriental Education & Technology Group Inc Sponsored ADR	15,148,885
10,223,000	People’s Insurance Co Group of China Ltd	4,439,017
7,596,000	PICC Property & Casualty Co Ltd – Class H	10,405,913
811,855	Ping An Insurance (Group) Co of China Ltd – Class A	5,091,962
3,279,500	Ping An Insurance (Group) Co of China Ltd – Class H	26,733,592
102,200	Qualcomm Inc	7,694,638
377,200	Sands China Ltd	3,169,864
2,542,000	Shenzhou International Group Holdings Ltd	8,904,799
3,345,440	Skyworth Digital Holdings Ltd	1,708,353
5,586,004	Sun Art Retail Group Ltd	6,349,336
89,717	TAL Education Group ADR *	2,128,087
466,940	Tong Ren Tang Technologies Co Ltd	1,635,853
36,800	Vipshop Holdings Ltd *	4,832,576
541,384	Weichai Power Co Ltd – Class A	1,538,573
1,342,098	Weichai Power Co Ltd – Class H	5,102,538
39,132,780	Yangzijiang Shipbuilding Holdings Ltd	35,083,950
8,872,000	Yanzhou Coal Mining Co Ltd – Class H	6,285,158
38,800	Yanzhou Coal Mining Co Ltd Sponsored ADR	273,152

	Total China	1,383,335,578

	Czech Republic — 1.8%
4,725,488	CEZ AS	127,331,118
36,960	Komercni Banka AS	8,951,615
82,479	Pegas Nonwovens SA	2,546,691
4,934	Philip Morris CR AS	2,710,362
145,000	Telefonica 02 Czech Republic AS	2,205,312

	Total Czech Republic	143,745,098

	Egypt — 0.5%
139,554	Alexandria Mineral Oils Co	1,397,113
323,767	ElSwedy Electric Co	1,656,377
3,312,542	Global Telecom Holding *	10,607,058
2,011,219	Sidi Kerir Petrochemicals Co	5,691,040
2,725,714	South Valley Cement *	2,649,230

Shares	Description	Value ($)
	Egypt — continued
8,300,666	Telecom Egypt Co	18,365,885

	Total Egypt	40,366,703

	France — 0.1%
50,546	Casino Guichard-Perrachon SA	5,725,747

	Hungary — 0.3%
7,855,468	Magyar Telekom Telecommunications Plc	11,710,121
493,268	OTP Bank Plc	8,752,829

	Total Hungary	20,462,950

	India — 3.8%
866,138	Aban Offshore Ltd	7,126,865
986,826	Adani Ports and Special Economic Zone Ltd	2,692,979
3,127,958	Andhra Bank	2,852,837
1,478,545	Aurobindo Pharma Ltd	12,550,847
531,869	Bank of India	1,478,217
105,168	Bayer Cropscience Ltd	2,474,576
4,001,893	Bharat Heavy Electricals Ltd	10,879,622
2,966,660	Cairn India Ltd	15,578,556
2,703,421	Canara Bank Ltd	9,468,739
250,484	CESC Ltd	1,967,417
364,252	Coal India Ltd	1,434,469
82,765	Grasim Industries Ltd (a)	3,418,496
422,111	HCL Technologies Ltd	10,750,002
392,372	HDFC Bank Ltd (a)	4,265,574
74,500	HDFC Bank Ltd ADR	2,502,455
139,951	Hero MotoCorp Ltd	4,435,364
9,211,814	Housing Development & Infrastructure Ltd *	6,274,480
211,151	ICICI Bank Ltd	3,581,058
145,100	ICICI Bank Ltd Sponsored ADR	5,177,168
3,119,057	Idea Cellular Ltd	6,551,716
231,560	Infosys Ltd	14,295,983
149,490	Infosys Technologies Ltd Sponsored ADR	9,219,048
232,167	ING Vysya Bank Ltd (a)	2,086,431
2,445,621	Jai Balaji Industries Ltd *	432,193
676,777	Jindal Steel & Power Ltd	2,611,088
1,016,942	Kiri Industries Ltd * (b)	826,942
1,211,591	KSK Energy Ventures Ltd *	1,067,937
423,389	Larsen & Toubro Ltd	7,591,732
1,233,365	Lupin Ltd (a)	20,521,259
351,964	Maruti Suzuki India Ltd	9,066,129
929,100	Mphasis Ltd	5,825,948
4,914,685	NMDC Ltd	10,047,385
348,503	Oil India Ltd	2,575,878
1,553,918	Oriental Bank of Commerce	4,230,223

22	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	India — continued
1,832,898	Punjab National Bank Ltd (a)	17,181,571
2,465,438	Rural Electrification Corp Ltd	7,722,912
337,620	Sesa Sterlite Ltd ADR	3,788,096
4,359,780	Sesa Sterlite Ltd	12,441,814
317,701	Sun TV Network Ltd	1,906,004
155,090	Supreme Industries Ltd	1,080,976
2,312,210	Syndicate Bank	3,028,098
429,036	Tata Consultancy Services Ltd	15,741,054
677,100	Tata Motors Ltd	4,585,909
1,773,076	Tata Power Co Ltd	2,262,832
893,167	Tech Mahindra Ltd	27,077,483
117,114	United Spirits Ltd	4,518,126

	Total India	307,194,488

	Indonesia — 2.8%
116,729,270	Astra International Tbk PT	70,078,288
52,639,500	Bakrie Telecom Tbk PT *	226,693
32,259,018	Bank Mandiri Persero Tbk PT	25,394,292
3,028,304	Bank Rakyat Indonesia Persero Tbk PT	2,428,743
2,218,960	First Real Estate Investment Trust	1,831,102
54,600,269	Gajah Tunggal Tbk PT	10,333,370
43,215,857	Global Mediacom Tbk PT	8,154,976
31,220,631	Harum Energy Tbk PT	6,476,352
2,331,191	Indo Tambangraya Megah Tbk PT	5,235,059
28,969,832	Media Nusantara Citra Tbk PT	6,352,408
73,261,595	MNC Investama Tbk PT	2,055,850
8,013,404	Perusahaan Gas Negara Persero Tbk PT	3,392,965
8	Semen Gresik Persero Tbk PT	10
34,394,680	Sumber Alfaria Trijaya Tbk PT	1,320,990
2,851,580	Tambang Batubara Bukit Asam Persero Tbk PT	2,358,742
278,724,492	Telekomunikasi Indonesia Persero Tbk PT	55,810,262
684,500	Telekomunikasi Indonesia Tbk PT Sponsored ADR	26,852,935
8,022,085	Tempo Scan Pacific Tbk PT	2,315,071

	Total Indonesia	230,618,108

	Malaysia — 0.6%
1,989,831	AMMB Holdings Berhad	4,398,464
9,218,391	CIMB Group Holdings Berhad	20,160,060
1,453,136	Hong Leong Bank Berhad	6,292,166
9,624,840	Lion Industries Corp Berhad	1,995,557
3,710,100	Media Prima Bhd	2,934,370
3,097,611	Tenaga Nasional Berhad	11,351,364

	Total Malaysia	47,131,981

	Mexico — 2.0%
731,000	Alsea SA	2,265,641
45,467,400	America Movil SAB de CV – Class L	43,956,192

Shares	Description	Value ($)
	Mexico — continued
2,779,300	America Movil SAB de CV – Class L ADR	53,835,041
3,235,410	Cemex SA de CV CPO *	4,245,320
1,158,600	Cemex SAB de CV Sponsored ADR *	15,154,488
1,845,800	Fibra Uno Administracion SA de CV (REIT)	5,818,256
587,900	Fomento Economico Mexicano SAB de CV	5,038,098
21,300	Fomento Economico Mexicano Sponsored ADR	1,823,706
4,717,000	Grupo Financiero Banorte SAB de CV – Class O	30,537,824

	Total Mexico	162,674,566

	Nigeria — 0.0%
395,240	Nestle Nigeria Plc	2,638,228

	Norway — 0.1%
249,758	Telenor ASA	5,502,755

	Panama — 0.5%
293,633	Copa Holdings SA – Class A	39,775,526

	Peru — 0.9%
3,565,800	Compania de Minas Buenaventura SA ADR	44,929,080
940,027	Southern Copper Corp	28,680,224

	Total Peru	73,609,304

	Philippines — 0.6%
1,933,654	BDO Unibank Inc	3,645,335
14,864,502	First Gen Corp	5,961,569
6,205,500	GMA Holdings Inc	1,166,028
384,702	GT Capital Holdings Inc	6,897,759
56,486,950	Lopez Holding Corp	5,769,123
1,970,797	Metropolitan Bank & Trust	3,627,909
23,114	Philippine Long Distance Telephone Co	1,400,357
70,712	Philippine Long Distance Telephone Co Sponsored ADR	4,256,862
8,277,688	Puregold Price Club Inc	8,670,400
2,054,310	Robinsons Retail Holdings Inc *	3,078,648
304,655	Semirara Mining Corp	2,520,310

	Total Philippines	46,994,300

	Poland — 2.7%
560,748	Asseco Poland SA	9,190,100
36,404	Bank Pekao SA	2,327,531
188,863	Jastrzebska Spolka Weglowa SA	3,225,350
4,714,422	KGHM Polska Miedz SA	182,609,600
3,050,582	PGE SA	18,621,903

See accompanying notes to the financial statements.	23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Poland — continued
2,478,350	Synthos SA	4,394,921

	Total Poland	220,369,405

	Qatar — 0.1%
738,652	Qatar Gas Transport Co Nakilat	4,411,903

	Russia — 10.6%
656,646	Bashneft OAO – Class S	36,856,227
1,684,020	CTC Media Inc	17,783,251
144,326	Eurasia Drilling Co Ltd GDR	4,291,080
1,351,136	Gazprom Neft – Class S	5,335,855
684,660	Gazprom Neft JSC Sponsored ADR	13,612,626
29,924,922	Gazprom OAO Sponsored ADR	230,037,304
170,907	Global Ports Investments Plc	2,314,481
317,287	Globaltrans Investment Plc Sponsored GDR	4,117,379
3,884,744	Lukoil OAO Sponsored ADR	213,227,425
41,565	Magnit OJSC	10,165,427
24,712	Magnit OJSC GDR	1,380,599
241,240	Mail.ru Group Ltd GDR (Registered Shares)	10,239,623
96,977	MegaFon OAO GDR	2,808,621
847,101	MMC Norilsk Nickel OJSC ADR	14,357,693
1,634,300	Mobile Telesystems Sponsored ADR	28,142,646
1,380,375	Moscow Exchange	2,414,276
15,037	NovaTek OAO GDR	1,899,035
6,941,233	Rosneft OJSC GDR (Registered)	46,786,243
5,262,920	Sberbank Sponsored ADR	54,166,841
387,691	Sistema JSFC Sponsored GDR (Registered Shares)	9,583,014
9,737,991	Surgutneftegas Sponsored ADR	73,922,463
1,154,564	Tatneft Sponsored ADR	41,604,345
1,154,600	VimpelCom Ltd Sponsored ADR	11,730,736
13,478	Volga Gas Plc*	23,416
11,193,427	VTB Bank OJSC GDR (Registered Shares)	25,683,139

	Total Russia	862,483,745

	South Africa — 3.2%
16,408,597	African Bank Investments Ltd	15,543,021
108,890	Bidvest Group Ltd	2,558,339
2,547,760	Capital Property Fund (REIT)	2,336,383
472,715	Coronation Fund Managers Ltd	3,860,816
1,045,148	Discovery Ltd	7,708,231
101,851	Gold Fields Ltd	386,142
800,200	Gold Fields Ltd Sponsored ADR	2,952,738
2,113,793	Investec Ltd	15,557,007
502,252	Kumba Iron Ore Ltd	20,734,793
1,731,190	Life Healthcare Group Holdings Ltd	6,064,289
2,649,374	MTN Group Ltd	48,395,574
726,971	Naspers Ltd – N Shares	87,327,077

Shares	Description	Value ($)
	South Africa — continued
189,843	Sasol Ltd	9,638,872
83,900	Sasol Ltd Sponsored ADR	4,283,095
6,980,577	Telkom South Africa Ltd *	20,215,988
589,032	Vodacom Group Ltd	6,539,639
488,002	Wilson Bayly Holmes-Ovcon Ltd	5,993,308

	Total South Africa	260,095,312

	South Korea — 12.5%
23,526	Conway Co Ltd	1,507,912
286,703	BS Financial Group Inc	4,275,345
478,107	DGB Financial Group Inc	7,353,999
177,741	Dongbu Insurance Co Ltd	8,550,690
183,512	GS Engineering & Construction Corp *	6,213,372
177,982	GS Holdings	8,274,353
1,537,468	Hana Financial Group Inc	60,143,434
572,961	Hankook Tire WorldwideCo Ltd	11,565,678
820,198	Hanwha Corp	27,699,787
37,973	Hyundai Heavy Industries Co Ltd	7,827,072
213,285	Hyundai Marine & Fire Insurance Co Ltd	5,814,814
225,991	Hyundai Mobis	66,364,952
258,253	Hyundai Motor Co	59,333,972
3,034,209	Industrial Bank of Korea	38,708,297
207,921	KB Financial Group Inc	7,774,218
1,698,041	Kia Motors Corp	88,223,909
134,532	Kolon Industries Inc	6,736,947
19,400	Korea Zinc Co Ltd	6,180,547
1,592,581	KT Corp	45,268,748
1,316,600	KT Corp Sponsored ADR *	18,537,728
146,319	LIG Insurance Co Ltd	4,247,047
168,523	Meritz Fire & Marine Insurance Co Ltd	2,376,237
23,044	POSCO	6,129,317
21,237	Samsung Electronics Co Ltd GDR (Registered Shares)	13,374,221
288,391	Samsung Engineering Co Ltd *	20,349,461
76,470	Samsung Fire & Marine Insurance Co Ltd	16,892,221
85,207	Samsung Card Co	2,685,281
158,267	Samsung Electronics Co Ltd	200,493,150
498,888	Shinhan Financial Group Co Ltd	20,817,583
562,064	SK Innovation Co Ltd	70,412,525
299,069	SK Telecom Co Ltd	60,856,235
2,104,100	SK Telecom Co Ltd ADR	47,089,758
62,478	SK Holdings Co Ltd	11,284,984
2,231,776	Tong Yang Securities Inc	4,953,119
4,165,671	Woori Finance Holdings Co Ltd *	47,130,141

	Total South Korea	1,015,447,054

	Sri Lanka — 0.0%
15,949,200	Anilana Hotels & Properties Ltd * (b)	876,459
27,986,667	Anilana Hotels & Properties Ltd * (b) (c)	1,537,956

	Total Sri Lanka	2,414,415

24	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Taiwan — 9.5%
6,391,200	Acer Inc *	3,820,696
1,005,933	Advantech Co Ltd	6,376,817
2,515,940	AmTRAN Technology Co Ltd	1,574,561
7,330,920	Asustek Computer Inc	70,665,545
3,300,350	Catcher Technology Co Ltd	24,049,744
10,035,630	China Petrochemical Development Corp	4,377,906
1,840,800	Chong Hong Construction Co Ltd	5,118,391
13,672,029	Chunghwa Telecom Co Ltd	41,563,595
88,612,111	Compal Electronics Inc	59,949,108
1,993,590	Delta Electronics Inc	11,150,180
31,488,060	E.Sun Financial Holding Co Ltd	19,870,109
7,033,084	Far EasTone Telecommunications Co Ltd	14,244,439
4,788,530	Foxconn Technology Co Ltd	10,794,986
321,410	Giant Manufacturing Co Ltd	2,196,665
3,071,310	Highwealth Construction Corp	6,264,183
39,609,757	Hon Hai Precision Industry Co Ltd	110,311,561
5,101,000	HTC Corp	22,951,172
1,161,593	Integrated Memory Logic Ltd	2,619,948
16,811,506	Lite-On Technology Corp	24,824,701
1,421,870	Makalot Industrial Co Ltd	7,815,898
276,030	MediaTek Inc	4,069,168
24,334,880	Mega Financial Holding Co Ltd	19,469,691
1,732,810	Novatek Microelectronics Corp Ltd	7,992,571
10,339,470	Pegatron Corp	13,953,050
859,680	Phison Electronics Corp	5,757,958
18,112,811	Powertech Technology Inc	25,350,117
23,913,150	Quanta Computer Inc	59,000,596
6,294,870	Radiant Opto-Electronics Corp	25,651,380
3,556,720	Realtek Semiconductor Corp	10,599,634
1,900,880	Simplo Technology Co Ltd	8,590,750
2,449,060	Synnex Technology International Corp	4,192,430
21,474,682	Taishin Financial Holding Co Ltd	10,138,472
3,445,786	Taiwan Mobile Co Ltd	10,368,496
1,445,000	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	26,111,150
1,370,570	Taiwan Surface Mounting Technology Corp	2,052,208
4,273,830	TPK Holding Co Ltd	25,641,757
1,685,160	Tripod Technology Corp	3,237,101
3,902,060	Unimicron Technology Corp	2,762,809
51,670,305	Wistron Corp	43,050,800
106,881	Wowprime Corp	1,612,587
3,548,050	WPG Holdings Co Ltd	4,227,423
2,344,170	Yungtay Engineering Co Ltd	6,631,136

	Total Taiwan	771,001,489

	Thailand — 3.5%
3,149,224	Advanced Info Service Pcl (Foreign Registered)	20,418,804
244,866	Airports of Thailand Pcl (Foreign Registered)	1,411,067

Shares	Description	Value ($)
	Thailand — continued
16,262,921	Bangchak Petroleum Pcl (Foreign Registered)	14,368,715
3,390,416	Bangkok Dusit Medical Service Pcl (Foreign Registered)	13,350,025
52,361,360	Banpu Pcl (Foreign Registered)	41,752,867
7,007,571	Electricity Generating Pcl (Foreign Registered)	27,640,264
5,557,801	Glow Energy Pcl (Foreign Registered)	12,631,140
2,181,540	PTT Exploration & Production Pcl (Foreign Registered)	10,309,347
989,000	PTT Global Chemical Pcl (Foreign Registered)	2,278,676
8,384,234	PTT Pcl (Foreign Registered)	75,368,607
5,038,552	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	7,189,145
228,450	Ratchaburi Electricity Generating Holding Pcl NVDR	339,964
10,097,550	Saha Pathana Inter-Holding Pcl (Foreign Registered)	6,911,605
135,126,917	Sansiri Pcl (Foreign Registered)	8,413,480
3,073,842	Shin Corp Pcl	6,919,547
2,983,792	Shin Corp Pcl (Foreign Registered) (a)	6,699,242
11,199,933	Thai Oil Pcl (Foreign Registered)	17,899,333
42,249,750	Thai Tap Water Supply Pcl (Foreign Registered)	11,994,156
5,385,634	VGI Global Media Pcl (Foreign Registered)	1,820,516

	Total Thailand	287,716,500

	Turkey — 3.5%
7,081,208	Akbank TAS	18,242,143
14,471,843	Asya Katilim Bankasi AS *	7,766,795
2,948,184	Aygaz AS	10,534,723
2,155,706	Dogus Otomotiv Servis ve Ticaret AS	6,433,360
10,706,182	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	10,292,481
5,959,094	Emlak Konut Gayrimenkul Yatirim	6,074,318
2,060,731	Gubre Fabrikalari TAS *	3,207,640
1,402,012	Haci Omer Sabanci Holding AS	4,944,527
3,074,788	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	3,510,593
497,605	Koza Altin Isletmeleri AS	4,259,025
9,115,684	Koza Anadolu Metal Madencilik Isletmeleri AS *	9,257,221
877,511	Pegasus Hava Tasimaciligi AS *	11,200,754
6,809,563	Tekfen Holding AS	14,239,351
812,697	Tupras-Turkiye Petrol Rafineriler AS	14,270,367
8,896,879	Turk Telekomunikasyon AS	23,846,196
144,044	Turk Traktor ve Ziraat Makineleri AS	3,637,568
4,455,889	Turkcell Iletisim Hizmetleri AS *	23,144,765
61,700	Turkcell Iletisim Hizmetleri AS ADR *	805,802
12,673,910	Turkiye Garanti Bankasi AS	34,627,032

See accompanying notes to the financial statements.	25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Turkey — continued
21,097,402	Turkiye IS Bankasi – Class C	38,901,729
7,563,627	Turkiye Vakiflar Bankasi TAO – Class D	11,239,969
3,061,193	Turkiye Halk Bankasi AS	14,951,814
211,467	Ulker Biskuvi Sanayi AS	1,167,665
6,986,065	Yapi ve Kredi Bankasi AS	10,417,023

	Total Turkey	286,972,861

	United Kingdom — 0.2%
130,416	British American Tobacco Plc	7,109,159
10,277	British American Tobacco Plc Sponsored ADR	1,118,035
47,000	Unilever Plc Sponsored ADR	1,928,410
176,736	Unilever Plc	7,228,508

	Total United Kingdom	17,384,112

	United States — 0.3%
226,946	Colgate-Palmolive Co.	14,259,017
38,300	Nu Skin Enterprises, Inc. – Class A	3,198,816
50,327	Tupperware Brands Corp.	3,955,702
90,000	Yum! Brands, Inc.	6,667,200

	Total United States	28,080,735

	Vietnam — 0.0%
284,770	Viet Nam Dairy Products JSC	1,903,952

	TOTAL COMMON STOCKS (COST $7,518,019,437)	6,865,616,551

	PREFERRED STOCKS — 11.3%

	Brazil — 7.2%
2,339,100	AES Tiete SA	17,346,248
1,059,618	Banco Bradesco SA	12,357,627
948,700	Banco Bradesco SA ADR	11,147,225
2,619,600	Banco do Estado do Rio Grande do Sul SA – Class B	12,749,639
2,525,250	Bradespar SA	22,995,892
591,920	Companhia de Transmissao de Energia Eletrica Paulista	6,404,457
5,389,588	Companhia Energetica de Minas Gerais Sponsored ADR	31,205,715
1,052,500	Companhia Energetica de Sao Paulo – Class B	10,099,999
838,200	Companhia Paranaense de Energia – Class B	9,036,058
748,900	Companhia Paranaense de Energia Sponsored ADR	8,065,653
7,728,123	Companhia Energetica de Minas Gerais	44,332,390
4,261,900	Eletropaulo Metropolitana SA	14,602,544
2,609,500	Gerdau SA	16,100,633
2,248,788	Gerdau SA Sponsored ADR	14,054,925
975,600	Gol Linhas Aereas Inteligentes SA *	4,629,800

Shares	Description	Value ($)
	Brazil — continued
1,299,500	Gol Linhas Aereas Inteligentes SA ADR *	6,328,565
3,544,625	Itau Unibanco Holding SA ADR	47,214,405
12,248,133	Itausa-Investimentos Itau SA	44,431,974
4,236,150	Metalurgica Gerdau SA	32,395,078
13,780,216	Oi SA	21,152,148
1,697,700	Telefonica Brasil SA	31,203,876
2,249,781	Telefonica Brasil SA ADR	41,958,416
561,700	Tim Participacoes SA ADR	13,896,458
898,900	Vale SA	11,180,872
8,323,765	Vale SA Sponsored ADR	103,963,825

	Total Brazil	588,854,422

	Colombia — 0.0%
33,416	Avianca Holdings SA Sponsored ADR *	548,691

	Russia — 3.0%
25,434,115	Sberbank	53,437,076
121,918,614	Surgutneftegaz OJSC	90,861,554
12,100	Surgutneftegaz Sponsored ADR	90,750
43,314	Transneft	97,751,273

	Total Russia	242,140,653

	South Korea — 1.1%
255,234	Hyundai Motor Co	34,668,579
126,470	Hyundai Motor Co	16,359,065
37,469	Samsung Electronics Co Ltd (Non-Voting)	37,343,101

	Total South Korea	88,370,745

	TOTAL PREFERRED STOCKS (COST $990,568,907)	919,914,511

	INVESTMENT FUNDS — 3.5%

	China — 0.0%
245,374	The China A Share Fund Ltd – Class S2 * (c) (d)	2,298,416

	India — 0.1%
10,189	Fire Capital Mauritius Private Fund * (c) (d)	7,318,368
1,371,900	TDA India Technology Fund II LP * (c) (d)	415,451

	Total India	7,733,819

	Poland — 0.0%
1,749,150	Templeton EE FD * (c) (d)	188,774

	Russia — 0.1%
5,579,000	NCH Eagle Fund LP * (c) (d)	2,888,527
2,769	Steep Rock Russia Fund LP * (c) (d)	1,479,545

	Total Russia	4,368,072

26	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Thailand — 0.3%
36,068,875	BTS Rail Mass Transit Growth Infrastructure Fund	10,127,835
2,340,062	CPN Commercial Growth Leasehold Property Fund	717,974
2,107,700	TICON Industrial Growth Leasehold Property Fund *	587,895
47,502,900	TRUE Telecommunication Growth Infrastructure Fund *	14,123,468

	Total Thailand	25,557,172

	United States — 3.0%
6,096,211	iShares MSCI Emerging Markets ETF	240,678,410

	TOTAL INVESTMENT FUNDS (COST $289,006,949)	280,824,663

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
186,703	Itausa-Investimentos Itau SA Rights, Expires 03/26/14 *	175,177

	TOTAL RIGHTS/WARRANTS (COST $210,672)	175,177

	MUTUAL FUNDS — 0.5%

	United States — 0.5%
	Affiliated Issuers
1,736,289	GMO U.S. Treasury Fund	43,407,219

	TOTAL MUTUAL FUNDS (COST $43,407,219)	43,407,219

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
HKD	566,137	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	72,951
SGD	43,536	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	34,344
ZAR	911,797	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.26%, due 03/03/14	84,677
USD	11,123,921	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	11,123,921

		Total Time Deposits	11,315,893

		TOTAL SHORT-TERM INVESTMENTS (COST $11,315,893)	11,315,893

		TOTAL INVESTMENTS — 99.9% (Cost $8,852,529,077)	8,121,254,014
		Other Assets and Liabilities (net) — 0.1%	9,915,086

		TOTAL NET ASSETS — 100.0%	$8,131,169,100

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 28, 2014
Anilana Hotels & Properties Ltd	2/10/11-2/16/12	$1,890,310	0.02%	$1,537,956
The China A Share Fund Ltd – Class S2	4/23/10	2,453,738	0.03%	2,298,416
Fire Capital Mauritius Private Fund	12/12/06-10/26/09	10,189,080	0.09%	7,318,368
NCH Eagle Fund LP	4/6/09	5,579,000	0.04%	2,888,527
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.02%	1,479,545
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.01%	415,451
Templeton EE FD	12/05/97-6/24/02	471,720	0.00%	188,774

				$16,127,037

See accompanying notes to the financial statements.	27

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
3,626,400	USD	5/23/14	CSI	Depreciation of Total Return on Acer Inc + (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Acer Inc	$(38,406)
4,858,600	USD	5/5/14	CSI	Depreciation of Total Return on Acer Inc+ (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Acer Inc	233,410
10,078,000	USD	3/13/14	CSI	Depreciation of Total Return on Astra international + (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Astra International	2,004,700
20,660,400	USD	3/18/14	CSI	Depreciation of Total Return on Astra international + (Monthly BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Astra International	967,608
24,687,759	USD	3/3/14	MSCI	Depreciation of Total Return on Asustek Computer Inc + (Daily Fed Funds Rate minus 1.25%)	Appreciation of Total Return on Asustek Computer Inc	934,105
9,902,072	USD	3/31/14	JPM	Depreciation of Total Return on HTC Corp (LIBOR minus 5.00%)	Appreciation of Total Return on HTC Corp	23,489
21,940,000	USD	5/20/14	CSI	Depreciation of Total Return on HTC Corp + (3 Month BBA USD LIBOR minus 3.00%)	Appreciation of Total Return on HTC Corp	563,995

						$4,688,901

				Premiums to (Pay) Receive		$—

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Affiliated company (Note 10).

(c)	Private placement securities are restricted as to resale.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 34.

28	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Taiwan Fund returned +5.3% for the fiscal year ended February 28, 2014, as compared with +6.6% for the MSCI Taiwan Index.

Sector selections such as the Fund’s overweight to Information Technology added to relative performance while the Fund’s overweight to Telecommunications detracted from relative performance.

Stock selection detracted from relative performance, particularly in the Information Technology sector. Selections hurting relative returns included overweights to Wistron Corp., TPK Holding Co., and HTC Corporation.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

30

GMO Taiwan Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Taiwan Fund Class III Shares and the MSCI Taiwan Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

31

GMO Taiwan Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.1%
Investment Funds	1.2
Mutual Funds	0.7
Short-Term Investments	0.1
Other	(0.1)

100.0%

Industry Sector Summary	% of Equity Investments*
Computer Hardware	24.2%
Electronic Equipment, Instruments & Components	22.9
Semiconductors & Semiconductor Equipment	14.9
Commercial Banks	7.6
Communications Equipment	7.4
Computer Storage & Peripherals	7.2
Diversified Telecommunication Services	5.8
Wireless Telecommunication Services	4.1
Mutual Funds	1.3
Machinery	1.3
Real Estate	1.2
Real Estate Management & Development	1.1
Chemicals	1.0

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as a preferred stock. The table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

32

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 98.1%

	Taiwan — 98.1%
1,354,000	AmTRAN Technology Co Ltd	847,379
1,437,323	Asustek Computer Inc	13,854,907
672,448	Catcher Technology Co Ltd	4,900,148
3,105,000	China Petrochemical Development Corp	1,354,514
540,000	Chong Hong Construction Co Ltd	1,501,484
2,612,132	Chunghwa Telecom Co Ltd	7,941,001
11,327,486	Compal Electronics Inc	7,663,430
462,000	Delta Electronics Inc	2,583,973
6,526,100	E.Sun Financial Holding Co Ltd	4,118,206
1,546,767	Far EasTone Telecommunications Co Ltd	3,132,741
800	Foxconn Technology Co Ltd	1,803
147,000	Giant Manufacturing Co Ltd	1,004,666
833,550	Highwealth Construction Corp	1,700,092
7,221,161	Hon Hai Precision Industry Co Ltd	20,110,639
2,274,228	HTC Corp	10,232,542
464,000	Integrated Memory Logic Ltd	1,046,542
3,380,258	Lite-On Technology Corp	4,991,456
372,000	Makalot Industrial Co Ltd	2,044,852
92,000	MediaTek Inc	1,356,242
5,030,609	Mega Financial Holding Co Ltd	4,024,857
449,995	Novatek Microelectronics Corp Ltd	2,075,598
2,000	Pegatron Corp	2,699
246,000	Phison Electronics Corp	1,647,657
3,627,475	Powertech Technology Inc	5,076,899
2,990,856	Quanta Computer Inc	7,379,299
1,250,670	Radiant Opto-Electronics Corp	5,096,438
836,870	Realtek Semiconductor Corp	2,494,016
466,000	Simplo Technology Co Ltd	2,106,019
777,000	Synnex Technology International Corp	1,330,109
5,039,937	Taishin Financial Holding Co Ltd	2,379,419
815,158	Taiwan Mobile Co Ltd	2,452,840
291,300	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	5,263,791
636,000	Taiwan Surface Mounting Technology Corp	952,307
852,358	TPK Holding Co Ltd	5,113,904
622,000	Tripod Technology Corp	1,194,828
1,467,000	Unimicron Technology Corp	1,038,693
5,406,261	Wistron Corp	4,504,403
55,050	Wowprime Corp	830,577
1,128,000	WPG Holdings Co Ltd	1,343,987
623,152	Yungtay Engineering Co Ltd	1,762,759

	Total Taiwan	148,457,716

	TOTAL COMMON STOCKS (COST $144,093,501)	148,457,716

Shares / Par Value		Description	Value ($)
		INVESTMENT FUNDS — 1.2%

		United States — 1.2%
	131,127	iShares MSCI Taiwan ETF	1,843,645

		TOTAL INVESTMENT FUNDS (COST $1,870,246)	1,843,645

		MUTUAL FUNDS — 0.7%

		United States — 0.7%
		Affiliated Issuers
	44,710	GMO U.S. Treasury Fund	1,117,753

		TOTAL MUTUAL FUNDS (COST $1,117,753)	1,117,753

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposit — 0.1%
USD	197,239	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/03/14	197,239

		Total Time Deposits	197,239

		TOTAL SHORT-TERM INVESTMENTS (COST $197,239)	197,239

		TOTAL INVESTMENTS — 100.1% (Cost $147,278,739)	151,616,353
		Other Assets and Liabilities (net) — (0.1%)	(222,938)

		TOTAL NET ASSETS — 100.0%	$151,393,415

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 34.

See accompanying notes to the financial statements.	33

GMO Trust Funds

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Portfolio Abbreviations:

ADR - American Depositary Receipt

BBA - British Banks Association

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

MSCI - Morgan Stanley Capital International

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

Counterparty Abbreviations:

BNP - BNP Paribas

CSI - Credit Suisse International

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SG - Societe Generale

Currency Abbreviations:

HKD - Hong Kong Dollar

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

34	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$62,230,703	$2,358,919,928	$8,074,605,438	$150,498,600
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	476,272	112,049,934	46,648,576	1,117,753
Foreign currency, at value (Note 2)(c)	55,967	1,668,129	28,163,989	33,005
Receivable for investments sold	873	7,776,061	19,975,931	—
Cash	—	—	2,350,163	—
Receivable for Fund shares sold	18,249	—	13,867,478	—
Dividends receivable	142,101	2,729,509	17,936,525	—
Foreign taxes receivable	234,963	198,929	2,762,658	—
Receivable for foreign currency sold	—	13,237	—	—
Receivable for open OTC swap contracts (Note 4)	—	—	4,727,307	—
Receivable for collateral on open swap contracts (Note 4)	—	70,000	—	—
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	5,302	292,935	201,989	—
Miscellaneous receivable	27	4,904	517,719	74

Total assets	63,164,457	2,483,723,566	8,211,757,773	151,649,432

Liabilities:
Payable for investments purchased	31,574	32,809,583	24,470,649	73
Payable for Fund shares repurchased	6,046	—	48,198,968	—
Accrued capital gain taxes payable (Note 2)	—	—	49,551	—
Payable to affiliate for (Note 5):
Management fee	30,928	1,380,236	4,512,978	92,928
Shareholder service fee	5,237	229,559	554,957	17,209
Administration fee – Class M	2,536	—	—	—
Payable for 12b-1 fee – Class M	6,685	—	—	—
Payable for foreign currency purchased	—	—	265	—
Payable for open OTC swap contracts (Note 4)	—	1,175,585	38,406	—
Miscellaneous payable	—	—	1,060,019	—
Payable to agents unaffiliated with the Manager	28	280	784	28
Payable to Trustees and related expenses	86	3,569	11,639	209
Accrued expenses	214,028	624,853	1,690,457	145,570

Total liabilities	297,148	36,223,665	80,588,673	256,017

Net assets	$62,867,309	$2,447,499,901	$8,131,169,100	$151,393,415

(a) Cost of investments – unaffiliated issuers:	$68,187,811	$2,366,339,725	$8,804,761,623	$146,160,986
(b) Cost of investments – affiliated issuers:	$476,272	$112,049,934	$47,767,454	$1,117,753
(c) Cost of foreign currency:	$56,035	$1,670,053	$28,294,252	$33,010

See accompanying notes to the financial statements.	35

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Net assets consist of:
Paid-in capital	$86,099,763	$2,488,823,123	$9,560,724,165	$152,015,530
Accumulated undistributed net investment income	—	1,128,058	—	—
Distributions in excess of net investment income	(25,722)	—	(9,423,167)	(59,799)
Accumulated net realized loss	(17,247,494)	(33,851,613)	(693,776,963)	(4,899,925)
Net unrealized appreciation (depreciation)	(5,959,238)	(8,599,667)	(726,354,935)	4,337,609

	$62,867,309	$2,447,499,901	$8,131,169,100	$151,393,415

Net assets attributable to:
Class II shares	$—	$621,277,706	$1,308,100,129	$—

Class III shares	$46,054,646	$384,757,327	$447,963,212	$151,393,415

Class IV shares	$—	$659,592,376	$748,428,772	$—

Class V shares	$—	$235,752,933	$406,383,714	$—

Class VI shares	$—	$546,119,559	$5,220,293,273	$—

Class M shares	$16,812,663	$—	$—	$—

Shares outstanding:
Class II	—	27,549,660	128,217,602	—

Class III	4,999,051	17,069,130	43,780,149	7,107,134

Class IV	—	29,241,182	73,765,701	—

Class V	—	10,458,318	40,128,371	—

Class VI	—	24,154,182	514,554,829	—

Class M	1,854,473	—	—	—

Net asset value per share:
Class II	$—	$22.55	$10.20	$—

Class III	$9.21	$22.54	$10.23	$21.30

Class IV	$—	$22.56	$10.15	$—

Class V	$—	$22.54	$10.13	$—

Class VI	$—	$22.61	$10.15	$—

Class M	$9.07	$—	$—	$—

36	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2014

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$3,556,316	$50,073,981	$298,770,811	$2,384,741
Dividends from affiliated issuers (Note 10)	636	62,387	41,267	1,126
Interest	405	238,779	38,902	400

Total investment income	3,557,357	50,375,147	298,850,980	2,386,267

Expenses:
Management fee (Note 5)	607,734	17,022,354	66,788,186	891,727
Shareholder service fee – Class II (Note 5)	—	1,138,936	3,402,515	—
Shareholder service fee – Class III (Note 5)	116,836	505,642	895,031	165,135
Shareholder service fee – Class IV (Note 5)	—	780,637	1,010,489	—
Shareholder service fee – Class V (Note 5)	—	50,542	505,569	—
Shareholder service fee – Class VI (Note 5)	—	336,419	2,862,557	—
12b-1 fee – Class M (Note 5)	39,018	—	—	—
Administration fee – Class M (Note 5)	31,214	—	—	—
Audit and tax fees	146,145	134,748	275,676	82,760
Custodian and fund accounting agent fees	524,451	2,529,155	9,356,108	295,278
Legal fees	10,191	50,879	172,042	5,723
Registration fees	31,334	460	32,350	1,820
Transfer agent fees	48,409	61,274	78,219	27,915
Trustees fees and related expenses (Note 5)	1,038	29,066	106,959	1,395
Miscellaneous	57,979	32,481	113,951	17,052

Total expenses	1,614,349	22,672,593	85,599,652	1,488,805
Fees and expenses reimbursed by Manager (Note 5)	(403,882)	(668,506)	(2,921,216)	—
Expense reductions (Note 2)	(2)	(742)	(46)	(16)

Net expenses	1,210,465	22,003,345	82,678,390	1,488,789

Net investment income (loss)	2,346,892	28,371,802	216,172,590	897,478

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(b)	(9,542,828)	20,243,949	(113,778,076)	1,657,633
Investments in affiliated issuers	(910)	21,295	(5,664,085)	(1,247)
Realized gain distributions from affiliated issuers (Note 10)	107	13,063	18,759	283
Swap contracts	—	6,977,454	(11,496,283)	—
Foreign currency, forward contracts and foreign currency related transactions (net of foreign tax)	(126,448)	(4,689,874)	(9,976,774)	(84,939)

Net realized gain (loss)	(9,670,079)	22,565,887	(140,896,459)	1,571,730

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(c)	(7,996,953)	(176,664,675)	(1,147,558,768)	3,948,273
Investments in affiliated issuers	—	—	5,702,430	—
Swap contracts	—	(1,175,585)	3,498,788	—
Foreign currency, forward contracts and foreign currency related transactions	1,279	140,600	194,715	48

Net unrealized gain (loss)	(7,995,674)	(177,699,660)	(1,138,162,835)	3,948,321

Net realized and unrealized gain (loss)	(17,665,753)	(155,133,773)	(1,279,059,294)	5,520,051

Net increase (decrease) in net assets resulting from operations	$(15,318,861)	$(126,761,971)	$(1,062,886,704)	$6,417,529

(a) Withholding tax:	$504,821	$4,118,077	$42,339,670	$674,803
(b) Foreign capital gains tax on realized gain:	$24,419	$12,899	$325,136	$—
(c) Foreign capital gains tax on unrealized appreciation:	$—	$—	$229,370	$—

See accompanying notes to the financial statements.	37

GMO Trust Funds

Statements of Changes in Net Assets

	Emerging Countries Fund		Emerging Domestic Opportunities Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,346,892	$3,175,115	$28,371,802	$11,517,084
Net realized gain (loss)	(9,670,079)	389,248	22,565,887	39,269,669
Change in net unrealized appreciation (depreciation)	(7,995,674)	(6,901,208)	(177,699,660)	119,327,679

Net increase (decrease) in net assets from operations	(15,318,861)	(3,336,845)	(126,761,971)	170,114,432

Distributions to shareholders from:
Net investment income:
Class II	—	—	(7,193,528)	(1,818,077)
Class III	(1,870,826)	(2,584,045)	(4,823,231)	(1,254,405)
Class IV	—	—	(10,524,830)	(2,267,159)
Class V	—	—	(3,464,111)	—
Class VI	—	—	(7,836,385)	(4,163,677)
Class M	(399,599)	(467,194)	—	—

Total distributions from net investment income	(2,270,425)	(3,051,239)	(33,842,085)	(9,503,318)

Net realized gains:
Class II	—	—	(17,721,928)	(1,837,653)
Class III	—	—	(11,411,876)	(1,110,263)
Class IV	—	—	(25,087,193)	(2,011,384)
Class V	—	—	(4,557,455)	—
Class VI	—	—	(19,420,096)	(3,696,125)

Total distributions from net realized gains	—	—	(78,198,548)	(8,655,425)

Net share transactions (Note 9):
Class II	—	—	320,468,349	203,458,003
Class III	(73,105,494)	(17,919,019)	312,474,624	89,438,256 *
Class IV	—	—	211,777,599	487,790,775 **
Class V	—	—	256,021,566	—
Class VI	—	—	(53,688,301)	159,160,871
Class M	2,766,901	(15,684,692)	—	—

Increase (decrease) in net assets resulting from net share transactions	(70,338,593)	(33,603,711)	1,047,053,837	939,847,905

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	—	—	2,080,689	2,331,367
Class III	—	—	1,306,739	1,340,406 *
Class IV	—	—	3,147,691	2,631,471 **
Class V	—	—	218,188	—
Class VI	—	—	2,783,524	1,531,907

Increase in net assets resulting from purchase premiums and redemption fees	—	—	9,536,831	7,835,151

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(70,338,593)	(33,603,711)	1,056,590,668	947,683,056

Total increase (decrease) in net assets	(87,927,879)	(39,991,795)	817,788,064	1,099,638,745

Net assets:
Beginning of period	150,795,188	190,786,983	1,629,711,837	530,073,092

End of period	$62,867,309	$150,795,188	$2,447,499,901	$1,629,711,837

Accumulated undistributed net investment income	$—	$4,390	$1,128,058	$—

Distributions in excess of net investment income	$(25,722)	$—	$—	$(678,116)

*	Period from June 29, 2012 (commencement of operations) through February 28, 2013.
**	Period from May 2, 2012 (commencement of operations) through February 28, 2013.

38	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Emerging Markets Fund		Taiwan Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$216,172,590	$218,568,651	$897,478	$1,058,360
Net realized gain (loss)	(140,896,459)	(59,451,625)	1,571,730	157,265
Change in net unrealized appreciation (depreciation)	(1,138,162,835)	(202,095,631)	3,948,321	(4,165,144)

Net increase (decrease) in net assets from operations	(1,062,886,704)	(42,978,605)	6,417,529	(2,949,519)

Distributions to shareholders from:
Net investment income:
Class II	(34,156,798)	(37,619,189)	—	—
Class III	(12,032,300)	(21,580,762)	(992,805)	(655,033)
Class IV	(18,736,988)	(35,770,168)	—	—
Class V	(15,726,047)	(14,966,761)	—	—
Class VI	(136,436,513)	(121,137,674)	—	—

Total distributions from net investment income	(217,088,646)	(231,074,554)	(992,805)	(655,033)

Net realized gains:
Class III	—	—	—	(1,314,571)

Total distributions from net realized gains	—	—	—	(1,314,571)

Net share transactions (Note 9):
Class II	(477,958,217)	(38,970,340)	—	—
Class III	(434,774,044)	(316,691,915)	89,517,207	(13,897,050)
Class IV	(597,399,760)	(282,675,145)	—	—
Class V	(183,026,864)	35,367,330	—	—
Class VI	270,446,895	669,170,405	—	—

Increase (decrease) in net assets resulting from net share transactions	(1,422,711,990)	66,200,335	89,517,207	(13,897,050)

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	4,658,084	3,849,559	—	—
Class III	1,725,180	865,900	168,855	127,796
Class IV	2,826,436	2,999,721	—	—
Class V	1,806,224	267,196	—	—
Class VI	15,834,866	10,790,098	—	—

Increase in net assets resulting from purchase premiums and redemption fees	26,850,790	18,772,474	168,855	127,796

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(1,395,861,200)	84,972,809	89,686,062	(13,769,254)

Total increase (decrease) in net assets	(2,675,836,550)	(189,080,350)	95,110,786	(18,688,377)

Net assets:
Beginning of period	10,807,005,650	10,996,086,000	56,282,629	74,971,006

End of period	$8,131,169,100	$10,807,005,650	$151,393,415	$56,282,629

Accumulated undistributed net investment income	$—	$—	$—	$120,184

Distributions in excess of net investment income	$(9,423,167)	$(6,094,790)	$(59,799)	$—

See accompanying notes to the financial statements.	39

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRIES FUND

	Class III Shares									Class M Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2014		2013		2012		2011		2010	2014		2013		2012		2011		2010
Net asset value, beginning of period	$10.61		$11.03		$11.50		$9.24		$5.06	$10.44		$10.87		$11.34		$9.12		$5.00

Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.20		0.24		0.11		0.09	0.17		0.17		0.18		0.08		0.07
Net realized and unrealized gain (loss)	(1.38)		(0.43)		(0.50	)(a)	2.28		4.23	(1.29)		(0.43)		(0.47)		2.24		4.17

Total from investment operations	(1.12)		(0.23)		(0.26)		2.39		4.32	(1.12)		(0.26)		(0.29)		2.32		4.24

Less distributions to shareholders:
From net investment income	(0.28)		(0.19)		(0.21)		(0.13)		(0.12)	(0.25)		(0.17)		(0.18)		(0.10)		(0.10)
From net realized gains	—		—		—		—		(0.02)	—		—		—		—		(0.02)

Total distributions	(0.28)		(0.19)		(0.21)		(0.13)		(0.14)	(0.25)		(0.17)		(0.18)		(0.10)		(0.12)

Net asset value, end of period	$9.21		$10.61		$11.03		$11.50		$9.24	$9.07		$10.44		$10.87		$11.34		$9.12

Total Return(b)	(10.61)%		(2.05)%		(1.96)%		25.89%		85.52%	(10.76)%		(2.42)%		(2.27)%		25.48%		84.90%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$46,055		$134,535		$157,638		$231,921		$174,933	$16,813		$16,261		$33,149		$28,467		$31,582
Net expenses to average daily net assets(c)	1.24	%(d)	1.18	%(d)	1.17	%(d)	1.15	%(d)	1.17%	1.57	%(d)	1.47	%(d)	1.46	%(d)	1.45	%(d)	1.47%
Net investment income (loss) to average daily net assets	2.66%		1.94%		2.14%		1.05%		1.10%	1.76%		1.73%		1.63%		0.80%		0.83%
Portfolio turnover rate	122%		108%		113%		124%		138%	122%		108%		113%		124%		138%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.43%		0.21%		0.14%		0.15%		0.25%	0.43%		0.20%		0.14%		0.15%		0.25%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

40	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING DOMESTIC OPPORTUNITIES FUND

	Class II Shares				Class III Shares			Class IV Shares
	Year Ended February 28,		Period from March 24, 2011 (commencement of operations) through February 29, 2012		Year Ended February 28, 2014	Period from June 29, 2012 (commencement of operations) through February 28, 2013		Year Ended February 28, 2014	Period from May 2, 2012 (commencement of operations) through February 28, 2013
	2014	2013
Net asset value, beginning of period	$24.60	$21.39	$20.89		$24.59	$21.02		$24.60	$22.00

Income (loss) from investment operations:
Net investment income (loss)†	0.26	0.24	0.20		0.30	0.05		0.31	0.14
Net realized and unrealized gain (loss)	(1.22)	3.27	0.39	(a)	(1.24)	3.84		(1.23)	2.78

Total from investment operations	(0.96)	3.51	0.59		(0.94)	3.89		(0.92)	2.92

Less distributions to shareholders:
From net investment income	(0.30)	(0.15)	(0.09)		(0.32)	(0.17)		(0.33)	(0.17)
From net realized gains	(0.79)	(0.15)	—		(0.79)	(0.15)		(0.79)	(0.15)

Total distributions	(1.09)	(0.30)	(0.09)		(1.11)	(0.32)		(1.12)	(0.32)

Net asset value, end of period	$22.55	$24.60	$21.39		$22.54	$24.59		$22.56	$24.60

Total Return(b)	(4.01)%	16.47%	2.86	%**	(3.95)%	18.57	%**	(3.88)%	13.34	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$621,278	$352,479	$112,056		$384,757	$104,740		$659,592	$518,430
Net expenses to average daily net assets(c)(d)	1.07%	1.07%	1.02	%*	1.00%	1.00	%*	0.95%	0.95	%*
Net investment income (loss) to average daily net assets	1.09%	1.05%	1.05	%*	1.23%	0.31	%*	1.29%	0.71	%*
Portfolio turnover rate	274%	247%	459	%**††	274%	247	%**†††	274%	247	%**††††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.03%	0.03%	0.42	%*	0.03%	0.04	%*	0.03%	0.04	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.10	$0.24	$0.45		$0.09	$0.31		$0.10	$0.28

	Class V Shares		Class VI Shares
	Period from November 29, 2013 (commencement of operations) through February 28, 2014		Year Ended February 28,		Period from September 19, 2011 (commencement of operations) through February 29, 2012
			2014	2013
Net asset value, beginning of period	$24.52		$24.65	$21.41	$20.34

Income (loss) from investment operations:
Net investment income (loss)†	0.01		0.36	0.34	0.10
Net realized and unrealized gain (loss)	(1.20)		(1.28)	3.22	1.06	(a)

Total from investment operations	(1.19)		(0.92)	3.56	1.16

Less distributions to shareholders:
From net investment income	(0.34)		(0.33)	(0.17)	(0.09)
From net realized gains	(0.45)		(0.79)	(0.15)	—

Total distributions	(0.79)		(1.12)	(0.32)	(0.09)

Net asset value, end of period	$22.54		$22.61	$24.65	$21.41

Total Return(b)	(4.95	)%**	(3.84)%	16.69%	5.78	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$235,753		$546,120	$654,063	$418,017
Net expenses to average daily net assets(c)(d)	0.94	%*	0.90%	0.90%	0.87	%*
Net investment income (loss) to average daily net assets	0.09	%*	1.47%	1.50%	1.10	%*
Portfolio turnover rate	274	%**†††††	274%	247%	459	%**††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06	%*	0.03%	0.03%	0.13	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.11	$0.07	$0.18
(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period from March 1, 2011 through February 29, 2012.
†††	Calculation represents portfolio turnover of the Fund for the period from June 29, 2012 through February 28, 2013.
††††	Calculation represents portfolio turnover of the Fund for the period from May 2, 2012 through February 28, 2013.
†††††	Calculation represents portfolio turnover of the Fund for the period from November 29, 2013 through February 28, 2014.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	41

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND

	Class II Shares										Class III Shares
	Year Ended February 28/29,								Period from August 12, 2009 through February 28, 2010		Year Ended February 28/29,
	2014		2013		2012		2011				2014		2013		2012		2011		2010
Net asset value, beginning of period	$11.74		$12.10		$14.46		$11.63		$10.62		$11.77		$12.13		$14.49		$11.66		$6.30

Income (loss) from investment operations:
Net investment income (loss)†	0.25		0.22		0.24		0.16		0.02		0.27		0.24		0.26		0.16		0.21
Net realized and unrealized gain (loss)	(1.52)		(0.35)		(0.65)		2.84		1.18		(1.54)		(0.36)		(0.66)		2.85		5.34

Total from investment operations	(1.27)		(0.13)		(0.41)		3.00		1.20		(1.27)		(0.12)		(0.40)		3.01		5.55

Less distributions to shareholders:
From net investment income	(0.27)		(0.23)		(0.21)		(0.17)		(0.19)		(0.27)		(0.24)		(0.22)		(0.18)		(0.19)
From net realized gains	—		—		(1.74)		—		—		—		—		(1.74)		—		—

Total distributions	(0.27)		(0.23)		(1.95)		(0.17)		(0.19)		(0.27)		(0.24)		(1.96)		(0.18)		(0.19)

Net asset value, end of period	$10.20		$11.74		$12.10		$14.46		$11.63		$10.23		$11.77		$12.13		$14.49		$11.66

Total Return(a)	(10.92)%		(1.00)%		(1.94)%		25.77%		11.21	%**	(10.87)%		(0.96)%		(1.89)%		25.80%		88.05%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,308,100		$2,004,694		$2,100,382		$2,304,697		$2,265,637		$447,963		$970,102		$1,334,720		$1,445,916		$1,014,490
Net expenses to average daily net assets	1.06	%(b)(c)	1.06	%(b)(c)	1.05	%(b)(c)	1.07	%(b)(c)	1.07	%*	1.01	%(b)(c)	1.01	%(b)(c)	1.00	%(b)(c)	1.02	%(b)(c)	1.06	%(b)
Net investment income (loss) to average daily net assets	2.33%		1.97%		1.88%		1.21%		0.30	%*	2.45%		2.12%		2.00%		1.17%		2.25%
Portfolio turnover rate	98%		119%		108%		114%		126	%**††	98%		119%		108%		114%		126%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.03%		0.03%		0.03%		0.03%		0.03	%*	0.01%		0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.02		$0.02		$0.02		$0.02		$0.03		$0.01		$0.01		$0.00	(d)	$0.02

	Class IV Shares										Class V Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2014		2013		2012		2011		2010		2014		2013		2012		2011		2010
Net asset value, beginning of period	$11.68		$12.03		$14.40		$11.58		$6.27		$11.66		$12.01		$14.39		$11.57		$6.26

Income (loss) from investment operations:
Net investment income (loss)†	0.28		0.22		0.26		0.17		0.16		0.26		0.25		0.26		0.15		0.20
Net realized and unrealized gain (loss)	(1.53)		(0.32)		(0.67)		2.83		5.36		(1.50)		(0.35)		(0.67)		2.86		5.32

Total from investment operations	(1.25)		(0.10)		(0.41)		3.00		5.52		(1.24)		(0.10)		(0.41)		3.01		5.52

Less distributions to shareholders:
From net investment income	(0.28)		(0.25)		(0.22)		(0.18)		(0.21)		(0.29)		(0.25)		(0.23)		(0.19)		(0.21)
From net realized gains	—		—		(1.74)		—		—		—		—		(1.74)		—		—

Total distributions	(0.28)		(0.25)		(1.96)		(0.18)		(0.21)		(0.29)		(0.25)		(1.97)		(0.19)		(0.21)

Net asset value, end of period	$10.15		$11.68		$12.03		$14.40		$11.58		$10.13		$11.66		$12.01		$14.39		$11.57

Total Return(a)	(10.81)%		(0.81)%		(1.90)%		25.93%		88.05%		(10.74)%		(0.78)%		(1.92)%		26.03%		88.21%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$748,429		$1,481,411		$1,816,285		$1,649,840		$1,639,961		$406,384		$677,796		$662,263		$835,561		$367,836
Net expenses to average daily net assets	0.96	%(b)(c)	0.96	%(b)(c)	0.95	%(b)(c)	0.97	%(b)(c)	0.99	%(b)	0.91	%(b)(c)	0.91	%(b)(c)	0.90	%(b)(c)	0.93	%(b)(c)	0.98	%(b)
Net investment income (loss) to average daily net assets	2.57%		1.99%		2.00%		1.29%		1.54%		2.39%		2.25%		2.03%		1.15%		2.12%
Portfolio turnover rate	98%		119%		108%		114%		126%		98%		119%		108%		114%		126%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.01%		0.01%		0.04%		0.04%		0.04%		0.04%		0.03%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.02		$0.02		$0.01		$0.02		$0.03		$0.00	(d)	$0.00	(d)	$0.01		$0.01

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the six months ended August 31, 2009.
*	Annualized.
**	Not annualized.

42	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class VI Shares
	Year Ended February 28/29,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$11.68		$12.04		$14.41		$11.59		$6.27

Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.24		0.27		0.17		0.13
Net realized and unrealized gain (loss)	(1.49)		(0.34)		(0.67)		2.84		5.41

Total from investment operations	(1.23)		(0.10)		(0.40)		3.01		5.54

Less distributions to shareholders:
From net investment income	(0.30)		(0.26)		(0.23)		(0.19)		(0.22)
From net realized gains	—		—		(1.74)		—		—

Total distributions	(0.30)		(0.26)		(1.97)		(0.19)		(0.22)

Net asset value, end of period	$10.15		$11.68		$12.04		$14.41		$11.59

Total Return(a)	(10.69)%		(0.82)%		(1.81)%		26.01%		88.34%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,220,293		$5,673,002		$5,082,437		$5,800,427		$3,836,631
Net expenses to average daily net assets	0.88	%(b)(c)	0.88	%(b)(c)	0.87	%(b)(c)	0.89	%(b)(c)	0.91	%(b)
Net investment income (loss) to average daily net assets	2.43%		2.12%		2.11%		1.29%		1.18%
Portfolio turnover rate	98%		119%		108%		114%		126%
Fees and expenses reimbursed and/ or waived by the Manager to average daily net assets:	0.04%		0.04%		0.04%		0.04%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.02		$0.02		$0.03		$0.02
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	43

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAIWAN FUND

	Class III Shares
	Year Ended February 28/29,
	2014		2013		2012		2011	2010
Net asset value, beginning of period	$20.43		$21.60		$23.85		$17.75	$11.06

Income (loss) from investment operations:
Net investment income (loss)†	0.17		0.34		0.73		0.16	0.25
Net realized and unrealized gain (loss)	0.90		(0.87	)(a)	(1.04)		6.30	6.89	(a)

Total from investment operations	1.07		(0.53)		(0.31)		6.46	7.14

Less distributions to shareholders:
From net investment income	(0.20)		(0.23)		(1.09)		(0.36)	(0.45)
From net realized gains	—		(0.41)		(0.85)		—	—

Total distributions	(0.20)		(0.64)		(1.94)		(0.36)	(0.45)

Net asset value, end of period	$21.30		$20.43		$21.60		$23.85	$17.75

Total Return(b)	5.26%		(2.25)%		0.15%		36.71%	64.80%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$151,393		$56,283		$74,971		$146,857	$91,176
Net expenses to average daily net assets	1.35	%(c)(d)	1.38	%(c)(d)	1.36	%(d)	1.33%	1.35	%(c)(d)
Net investment income (loss) to average daily net assets	0.82%		1.71%		3.16%		0.78%	1.55%
Portfolio turnover rate	201%		156%		105%		129%	106%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	—		0.00	%(e)	—		—	—
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.04		$0.08		$0.09	$0.06
(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing and redeeming Fund shares and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

44	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2014

1.	Organization

Each of Emerging Countries Fund, Emerging Domestic Opportunities Fund, Emerging Markets Fund, and Taiwan Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Funds may invest in U.S. Treasury Fund and unaffiliated money market funds.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Emerging Countries Fund	S&P/IFCI Composite	Total return in excess of benchmark
Emerging Domestic Opportunities Fund	Not Applicable	Total return
Emerging Markets Fund	S&P/IFCI Composite	Total return in excess of benchmark
Taiwan Fund	MSCI Taiwan Index	Total return in excess of benchmark

Emerging Countries Fund and Taiwan Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2014. These securities listed on foreign

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service (Net)
Emerging Countries Fund	0%	*	84%
Emerging Domestic Opportunities Fund	—		65%
Emerging Markets Fund	< 1%		83%
Taiwan Fund	—		95%

*	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2014:

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund
Asset Valuation Inputs
Common Stocks
Brazil	$710,130	$3,672,630	$—		$4,382,760
China	676,713	7,772,155	—		8,448,868
Czech Republic	—	1,942,305	—		1,942,305
Egypt	—	1,286,142	—		1,286,142
France	—	42,479	—		42,479
Hungary	—	56,479	—		56,479
India	128,826	2,057,267	—		2,186,093
Indonesia	580,604	2,490,951	—		3,071,555
Malaysia	—	370,856	—		370,856
Mexico	1,120,714	—	—		1,120,714
Norway	—	39,460	—		39,460
Panama	338,650	—	—		338,650
Peru	631,204	—	—		631,204
Philippines	—	420,588	—		420,588
Poland	—	1,991,989	—		1,991,989
Qatar	—	36,202	—		36,202
Russia	392,714	5,619,134	—		6,011,848
South Africa	15,315	1,653,273	—		1,668,588
South Korea	1,416,619	9,518,922	—		10,935,541
Taiwan	343,330	5,213,666	0	*	5,556,996
Thailand	—	1,803,544	—		1,803,544
Turkey	7,836	1,385,008	—		1,392,844
United Kingdom	8,206	149,572	—		157,778
United States	224,768	—	—		224,768

TOTAL COMMON STOCKS	6,595,629	47,522,622	0	*	54,118,251

Preferred Stocks
Brazil	1,815,160	2,049,952	—		3,865,112
Russia	—	2,241,707	—		2,241,707
South Korea	—	629,642	—		629,642

TOTAL PREFERRED STOCKS	1,815,160	4,921,301	—		6,736,461

Investment Funds
Thailand	—	236,179	—		236,179
United States	1,063,078	—	—		1,063,078

TOTAL INVESTMENT FUNDS	1,063,078	236,179	—		1,299,257

Rights/warrants
Brazil	1,834	—	—		1,834

TOTAL RIGHTS/WARRANTS	1,834	—	—		1,834

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$476,272	$—	$—		$476,272

TOTAL MUTUAL FUNDS	476,272	—	—		476,272

Short-Term Investments	74,900	—	—		74,900

Total Investments	10,026,873	52,680,102	0	*	62,706,975

Total	$10,026,873	$52,680,102	$0	*	$62,706,975

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$—	$14,729,563	$—		$14,729,563
Brazil	—	69,586,853	—		69,586,853
China	176,570,270	251,838,998	—		428,409,268
France	—	29,849,192	—		29,849,192
India	6,180,560	238,566,228	—		244,746,788
Indonesia	—	95,273,680	—		95,273,680
Malaysia	—	71,494,860	—		71,494,860
Mexico	137,926,492	—	—		137,926,492
Nigeria	—	14,299,630	—		14,299,630
Norway	—	28,686,865	—		28,686,865
Panama	73,717,332	—	—		73,717,332
Philippines	3,870,860	61,333,066	—		65,203,926
Poland	—	11,695,773	—		11,695,773
Qatar	—	22,968,980	—		22,968,980
Russia	55,078,489	69,190,434	—		124,268,923
South Africa	—	60,395,492	—		60,395,492
South Korea	6,212,688	48,470,224	—		54,682,912
Switzerland	—	58,023,910	—		58,023,910
Taiwan	—	88,576,691	—		88,576,691
Thailand	—	80,937,665	—		80,937,665
Turkey	—	33,944,671	—		33,944,671
United Kingdom	9,157,054	125,226,410	—		134,383,464
United States	259,026,916	—	—		259,026,916
Vietnam	—	10,404,978	—		10,404,978

TOTAL COMMON STOCKS	727,740,661	1,485,494,163	—		2,213,234,824

Preferred Stocks
Brazil	16,332,757	3,084,635	—		19,417,392
Colombia	6,472,764	—	—		6,472,764
Germany	—	9,007,736	—		9,007,736
Russia	—	19,902,500	—		19,902,500

TOTAL PREFERRED STOCKS	22,805,521	31,994,871	—		54,800,392

Investment Funds
Thailand	—	70,636,965	—		70,636,965

TOTAL INVESTMENT FUNDS	—	70,636,965	—		70,636,965

Mutual Funds
United States	112,049,934	—	—		112,049,934

TOTAL MUTUAL FUNDS	112,049,934	—	—		112,049,934

Short-Term Investments	20,247,747	—	—		20,247,747

Total Investments	$882,843,863	$1,588,125,999	$—		$2,470,969,862

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Emerging Domestic Opportunities Fund (continued)
Liability Valuation Inputs
Derivatives**
Swap Contracts
Equity risk	$—	$(1,175,585)	$—	$(1,175,585)

Total	$—	$(1,175,585)	$—	$(1,175,585)

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Brazil	$139,555,320	$458,004,416	$—	$597,559,736
China	95,617,364	1,287,718,214	—	1,383,335,578
Czech Republic	—	143,745,098	—	143,745,098
Egypt	—	40,366,703	—	40,366,703
France	—	5,725,747	—	5,725,747
Hungary	—	20,462,950	—	20,462,950
India	20,686,767	286,507,721	—	307,194,488
Indonesia	26,852,935	203,538,480	226,693	230,618,108
Malaysia	—	47,131,981	—	47,131,981
Mexico	162,674,566	—	—	162,674,566
Nigeria	—	2,638,228	—	2,638,228
Norway	—	5,502,755	—	5,502,755
Panama	39,775,526	—	—	39,775,526
Peru	73,609,304	—	—	73,609,304
Philippines	4,256,862	42,737,438	—	46,994,300
Poland	—	220,369,405	—	220,369,405
Qatar	—	4,411,903	—	4,411,903
Russia	57,656,633	804,827,112	—	862,483,745
South Africa	7,235,833	252,859,479	—	260,095,312
South Korea	65,627,486	949,819,568	—	1,015,447,054
Sri Lanka	—	2,414,415	—	2,414,415
Taiwan	26,111,150	744,890,339	—	771,001,489
Thailand	—	287,716,500	—	287,716,500
Turkey	805,802	286,167,059	—	286,972,861
United Kingdom	3,046,445	14,337,667	—	17,384,112
United States	28,080,735	—	—	28,080,735
Vietnam	—	1,903,952	—	1,903,952

TOTAL COMMON STOCKS	751,592,728	6,113,797,130	226,693	6,865,616,551

Preferred Stocks
Brazil	277,835,187	311,019,235	—	588,854,422
Colombia	548,691	—	—	548,691
Russia	90,750	242,049,903	—	242,140,653
South Korea	—	88,370,745	—	88,370,745

TOTAL PREFERRED STOCKS	278,474,628	641,439,883	—	919,914,511

Investment Funds
China	—	—	2,298,416	2,298,416
India	—	—	7,733,819	7,733,819
Poland	—	—	188,774	188,774
Russia	—	—	4,368,072	4,368,072
Thailand	—	25,557,172	—	25,557,172
United States	240,678,410	—	—	240,678,410

TOTAL INVESTMENT FUNDS	240,678,410	25,557,172	14,589,081	280,824,663

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Brazil	$175,177	$—	$—	$175,177

TOTAL RIGHTS/WARRANTS	175,177	—	—	175,177

Mutual Funds
United States	43,407,219	—	—	43,407,219

TOTAL MUTUAL FUNDS	43,407,219	—	—	43,407,219

Short-Term Investments	11,315,893	—	—	11,315,893

Total Investments	1,325,644,055	6,780,794,185	14,815,774	8,121,254,014

Derivatives**
Swap Contracts
Equity risk	—	4,727,307	—	4,727,307

Total	$1,325,644,055	$6,785,521,492	$14,815,774	$8,125,981,321

Liability Valuation Inputs
Derivatives**
Swap Contracts
Equity risk	$—	$(38,406)	$—	$(38,406)

Total	$—	$(38,406)	$—	$(38,406)

Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$5,263,791	$143,193,925	$—	$148,457,716

TOTAL COMMON STOCKS	5,263,791	143,193,925	—	148,457,716

Investment Funds
United States	1,843,645	—	—	1,843,645

TOTAL INVESTMENT FUNDS	1,843,645	—	—	1,843,645

Mutual Funds
United States	1,117,753	—	—	1,117,753

TOTAL MUTUAL FUNDS	1,117,753	—	—	1,117,753

Short-Term Investments	197,239	—	—	197,239

Total Investments	8,422,428	143,193,925	—	151,616,353

Total	$8,422,428	$143,193,925	$—	$151,616,353

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents an interest in securities that were determined to have a value of zero at February 28, 2014.
**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2014, there were no material transfers between Level 1 and Level 2.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013		Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of February 28, 2014		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2014
Emerging Countries Fund
Common Stocks
India	$250,834		$115,011	$(234,358)	$—	$(29,347)	$(7,456)	$—		$(94,684)**	$—		$—
Taiwan	0	***	—	—	—	—	—	—		—	0	***	—
Thailand	1,035,503		70,316	(832,549)	—	328,051	(460,856)	—		(140,465)**	—		—
United States	—		919	(529)	—	(390)	—	—		—	—		—

Total Common Stocks	$1,286,337		$186,246	$(1,067,436)	$—	$298,314	$(468,312)	$—		$(235,149)	$0	***	$—

Rights and/or Warrants
China	$—		$3,589	$(3,525)	$—	$(64)	$—	$—		$—	$—		$—

Total	$1,286,337		$189,835	$(1,070,961)	$—	$298,250	$(468,312)	$—		$(235,149)	$—		$—

Emerging Domestic Opportunities Fund
Common Stocks
Thailand	$44,535,710		$18,795,533	$(48,708,903)	$—	$13,083,616	$(12,859,949)	$—		$(14,846,007)**	$—		$—

Total	$44,535,710		$18,795,533	$(48,708,903)	$—	$13,083,616	$(12,859,949)	$—		$(14,846,007)	$—		$—

Emerging Markets Fund
Common Stocks
India	$25,023,685		$27,114,301	$(15,491,792)	$—	$(3,637,416)	$(3,342,582)	$—		$(29,666,196)**	$—		$—
Indonesia	—		—	—	—	—	—	226,693	**	—	226,693		—
Russia	1,350		—	(224,617)	—	(945,383)	1,168,650	—		—	—		—
South Korea	3,724,493		—	(2,892,541)	—	(6,926,403)	6,094,451	—		—	—		—
Sri Lanka	1,645,629		—	(1,890,310)	—	—	244,681	—		—	—		—
Thailand	56,616,814		5,057,942	(40,433,642)	—	16,865,223	(24,217,950)	—		(13,888,387)**	—		—

Total Common Stocks	$87,011,971		$32,172,243	$(60,932,902)	$—	$5,356,021	$(20,052,750)	$226,693		$(43,554,583)	$226,693		$—

Investment Funds
China	$2,254,617		$—	$—	$—	$—	$43,799	$—		$—	2,298,416		$43,799
India	11,315,764		—	(760,079)	—	(236,020)	(2,585,846)	—		—	7,733,819		(2,585,846)
Poland	208,208		—	—	—	—	(19,434)	—		—	188,774		(19,434)
Russia	7,265,136		—	(1,261,996)	—	(11,372)	(1,623,696)	—		—	4,368,072		(1,623,696)
Ukraine	4,000		—	(7,321)	—	(192,621)	195,942	—		—	—		—

Total Investment Funds	21,047,725		—	(2,029,396)	—	(440,013)	(3,989,235)	—		—	14,589,081		(4,185,177)

Total	$108,059,696		$32,172,243	$(62,962,298)	$—	$4,916,008	$(24,041,985)	$226,693		$(43,554,583)	$14,815,774		$(4,185,177)

Rights and/or Warrants
China	$—		$167,268	$(175,363)	$—	$8,095	$—	$—		$—	$—		$—

Total	$108,059,696		$32,339,511	$(63,137,661)	$—	$4,924,103	$(24,041,985)	$226,693		$(43,554,583)	$14,815,774		$(4,185,177)

Taiwan Fund
Common Stocks
Taiwan	$0	***	$—	$—	$—	$(1,756,240)	$1,756,240	$—		$—	$—		$—

Total	$0	***	$—	$—	$—	$(1,756,240)	$1,756,240	$—		$—	$—		$—

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was observable market data to value these assets at year end.
***	Represents the interest in securities that were determined to have a value of zero at February 28, 2013 and February 28, 2014.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2014 were as follows:

Fund Name	Level 3 securities and derivatives
Emerging Countries Fund	0%	*
Emerging Domestic Opportunities Fund	—
Emerging Markets Fund	< 1%
Taiwan Fund	—

*	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark to market amounts related to foreign currency.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, distributions are reinvested in additional shares of each Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2014, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Capital loss carry forwards	X		X	X
Derivative contract transactions		X
Foreign currency transactions	X	X	X	X
Late-year ordinary losses				X
Losses on wash sale transactions	X	X	X	X
Partnership interest tax allocations			X
Passive foreign investment company transactions	X	X	X
Post-October capital losses	X	X	X	X
Losses on partially or wholly worthless securities			X	X

The tax character of distributions declared to shareholders is as follows:

	Tax year ended February 28, 2014			Tax year ended February 28, 2013

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)
Emerging Countries Fund	2,270,425	—	2,270,425	3,051,239	—	3,051,239
Emerging Domestic Opportunities Fund	56,445,943	55,594,690	112,040,633	17,277,065	881,678	18,158,743
Emerging Markets Fund	217,088,646	—	217,088,646	231,074,554	—	231,074,554
Taiwan Fund	992,805	—	992,805	662,311	1,307,293	1,969,604

Distributions in excess of tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

As of February 28, 2014, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post- October Capital Losses ($)
Emerging Countries Fund	—	—	—	(13,961,198)	(703,372)
Emerging Domestic Opportunities Fund	2,491,097	18,670,011	—	—	(38,594,132)
Emerging Markets Fund	—	—	—	(390,873,261)	(121,654,964)
Taiwan Fund	334,059	—	(393,858)	(1,048,152)	(1,464,487)

As of February 28, 2014, the Funds listed below had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused.

Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses and losses realized subsequent to February 28, 2014, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short- Term ($)	Long- Term ($)

Fund Name	No Expiration Date	No Expiration Date
Emerging Countries Fund	(5,306,830)	(8,654,368)
Emerging Domestic Opportunities Fund	—	—
Emerging Markets Fund	(254,464,861)	(136,408,400)
Taiwan Fund	(746,330)	(301,822)

As of February 28, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	71,267,670	4,134,906	(12,695,601)	(8,560,695)
Emerging Domestic Opportunities Fund	2,494,278,507	135,139,032	(158,447,677)	(23,308,645)
Emerging Markets Fund	9,041,580,117	422,808,359	(1,343,134,462)	(920,326,103)
Taiwan Fund	149,666,029	8,494,266	(6,543,942)	1,950,324

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, 12b-1 and administration fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent. State Street’s transfer agent fees may be reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains in a State Street transfer agent account. Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

As of February 28, 2014, the premium on cash purchases and the fee on cash redemptions were as follows:

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Purchase Premium	—	0.80%	0.80%	0.15%
Redemption Fee	—	0.80%	0.80%	0.45%

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.10% of the Fund’s total net assets as of February 28, 2014. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of the Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Market Risk – Equities	X	X	X	X
Liquidity Risk	X	X	X	X
Smaller Company Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Currency Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Non-Diversified Funds	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities, and as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency

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February 28, 2014

or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

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February 28, 2014

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

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Notes to Financial Statements — (Continued)

February 28, 2014

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted.

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February 28, 2014

Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and exchange-traded funds (“ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

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February 28, 2014

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Emerging Countries Fund
•	Emerging Domestic Opportunities Fund
•	Emerging Markets Fund
•	Taiwan Fund

Temporary Defensive Positions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, the Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Swap contracts
To achieve returns comparable to holding and lending a direct equity position		X	X
As a substitute for direct investment in securities		X	X
Rights and/or warrants
Received as a result of corporate actions	X		X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2014 and the Statements of Operations for the year ended February 28, 2014^:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$1,834	$—	$—	$—	$1,834

Total	$—	$1,834	$—	$—	$—	$1,834

Derivatives not subject to Master Agreements	$—	$1,834	$—	$—	$—	$1,834

Total subject to Master Agreements	$—	$—	$—	$—	$—	$—

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(5,141)	$—	$—	$—	$(5,141)

Total	$—	$(5,141)	$—	$—	$—	$(5,141)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$(420)	$—	$—	$—	$(420)

Total	$—	$(420)	$—	$—	$—	$(420)

Emerging Domestic Opportunities Fund
Liability:
Unrealized Depreciation on Swap Contracts	$—	$(1,175,585)	$—	$—	$—	$(1,175,585)

Total	$—	$(1,175,585)	$—	$—	$—	$(1,175,585)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(1,175,585)	$—	$—	$—	$(1,175,585)

Net Realized Gain (Loss) on:
Swap Contracts	$—	$6,977,454	$—	$—	$—	$6,977,454

Total	$—	$6,977,454	$—	$—	$—	$6,977,454

Change in Net Unrealized Appreciation (Depreciation) on:
Swap Contracts	$—	$(1,175,585)	$—	$—	$—	$(1,175,585)

Total	$—	$(1,175,585)	$—	$—	$—	$(1,175,585)

Emerging Markets Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$175,177	$—	$—	$—	$175,177

Unrealized Appreciation on Swap Contracts	—	4,727,307	—	—	—	4,727,307

Total	$—	$4,902,484	$—	$—	$—	$4,902,484

Derivatives not subject to Master Agreements	$—	$175,177	$—	$—	$—	$175,177

Total subject to Master Agreements	$—	$4,727,307	$—	$—	$—	$4,727,307

Liability:
Unrealized Depreciation on Swap Contracts	$—	$(38,406)	$—	$—	$—	$(38,406)

Total	$—	$(38,406)	$—	$—	$—	$(38,406)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(38,406)	$—	$—	$—	$(38,406)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(658,051)	$—	$—	$—	$(658,051)
Swap Contracts	—	(11,496,283)	—	—	—	(11,496,283)

Total	$—	$(12,154,334)	$—	$—	$—	$(12,154,334)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$(35,457)	$—	$—	$—	$(35,457)
Swap Contracts	—	3,498,788	—	—	—	3,498,788

Total	$—	$3,463,331	$—	$—	$—	$3,463,331

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some over-the-counter derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2014, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements and net of the related collateral received or pledged by the Funds as of February 28, 2014:

Emerging Domestic Opportunities Fund

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
BNP Paribas	$140,952	$—	$—	$140,952
Goldman Sachs International	511,157	—	—	511,157
Morgan Stanley & Co. International PLC	182,435	(10,000)	—	172,435
Societe Generale	341,041	—	—	341,041	*

Total	$1,175,585	$(10,000)	$—	$1,165,585

Emerging Markets Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Credit Suisse International	$3,769,713	$(1,929,946)	$(38,406)	$1,801,361
JPMorgan Chase Bank, N.A.	23,489	(23,489)	—	—	*
Morgan Stanley & Co. International PLC	934,105	(934,105)	—	—	*

Total	$4,727,307	$(2,887,540)	$(38,406)	$1,801,361

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Emerging Markets Fund (continued)

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Credit Suisse International	$38,406	$—	$38,406	$—

Total	$38,406	$—	$38,406	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

The average derivative activity, based on absolute values (rights and/or warrants) or notional amounts (swap contracts) outstanding at each month-end, was as follows for the year ended February 28, 2014:

Fund Name	Swap Contracts ($)	Rights and/or Warrants ($)
Emerging Countries Fund	—	3,432
Emerging Domestic Opportunities Fund	115,376,359	—
Emerging Markets Fund	46,628,684	385,383
Taiwan Fund	—	1,656

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Management Fee	0.65%	0.75%	0.75%	0.81%

In addition, each class of shares of certain Funds (except Class M shares which are described below) pays the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class M shares of a Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased. The Manager may pay part or all of the administration fee to third parties for providing administration and record keeping services. In some cases, these third parties also receive compensation from the Fund’s distributor pursuant to the Trust’s Distribution and Service (12b-1) Plan. Both shareholder service fees and administration fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV	Class V	Class VI	Class M Admin Fee	Class M 12b-1 Fee
Emerging Countries Fund		0.15%				0.20%	0.25%
Emerging Domestic Opportunities Fund	0.22%	0.15%	0.105%	0.085%	0.055%
Emerging Markets Fund	0.22%	0.15%	0.105%	0.085%	0.055%
Taiwan Fund		0.15%

For each Fund, other than Emerging Countries Fund and Taiwan Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager. For Emerging Countries Fund, the Manager has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.35% of the Fund’s average daily net assets.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Subject to the exclusions noted below, “Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses; provided, however, that in the case of Emerging Markets Fund, “Specified Operating Expenses” does not include custody expenses, and in the case of Emerging Domestic Opportunities Fund, “Specified Operating Expenses” only includes custody expenses to the extent that they exceed 0.10% of the Fund’s average daily net assets.

For each Fund that charges a management fee, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

In addition, for Emerging Markets Fund only, the Manager will waive the shareholder service fees charged to each class of the Fund to the extent necessary to prevent the shareholder service fees paid by each class from exceeding the percentage of the class’s average daily net assets as follows: 0.20% for Class II shares, 0.15% for Class III shares, 0.10% of Class IV shares, 0.05% for Class V shares, and 0.02% for Class VI shares.

These contractual waivers and reimbursements will continue through at least June 30, 2014 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2014 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agents unaffiliated with the Manager ($)
Emerging Countries Fund	1,038	212
Emerging Domestic Opportunities Fund	29,066	3,129
Emerging Markets Fund	106,959	13,927
Taiwan Fund	1,395	95

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2014, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Emerging Countries Fund	< 0.001%	0.000%	< 0.001%
Emerging Domestic Opportunities Fund	< 0.001%	0.000%	< 0.001%
Emerging Markets Fund*	< 0.001%	0.000%	< 0.001%
Taiwan Fund	< 0.001%	0.000%	< 0.001%

*	During the year, the Fund incurred non-recurring indirect legal expenses in connection with the final settlement of pending litigation. Subsequent to the receipt of the settlement proceeds, the underlying fund was liquidated.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2014 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Emerging Countries Fund	—	115,286,489	—	184,988,908
Emerging Domestic Opportunities Fund	—	7,062,399,397	—	6,077,097,782
Emerging Markets Fund	—	8,712,857,297	—	10,076,358,495
Taiwan Fund	—	309,343,686	—	220,109,754

Cost of purchases of securities for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2014 are noted in the table below:

Fund Name	Purchases ($)
Emerging Domestic Opportunities Fund	47,649,904

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2014

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion
Emerging Countries Fund	3	66.64%	0.30%	8.42%
Emerging Domestic Opportunities Fund	—	—	0.86%	—
Emerging Markets Fund	—	—	0.46%	48.14%
Taiwan Fund	2	96.64%	—	100.00%

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds’ shares were as follows:

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Emerging Countries Fund
Class III:
Shares sold	552,382	$5,518,125	3,060,429	$32,174,437
Shares issued to shareholders in reinvestment of distributions	159,562	1,480,339	105,058	1,099,953
Shares repurchased	(8,397,688)	(80,103,958)	(4,776,303)	(51,193,409)

Net increase (decrease)	(7,685,744)	$(73,105,494)	(1,610,816)	$(17,919,019)

Class M:
Shares sold	537,795	$5,076,667	252,769	$2,586,870
Shares issued to shareholders in reinvestment of distributions	43,504	399,599	45,271	467,194
Shares repurchased	(283,751)	(2,709,365)	(1,791,002)	(18,738,756)

Net increase (decrease)	297,548	$2,766,901	(1,492,962)	$(15,684,692)

Emerging Domestic Opportunities Fund
Class II:
Shares sold	15,479,003	$375,814,752	12,480,597	$283,660,535
Shares issued to shareholders in reinvestment of distributions	1,037,310	24,203,479	147,068	3,460,494
Shares repurchased	(3,295,606)	(79,549,882)	(3,538,146)	(83,663,026)
Purchase premiums	—	1,813,630	—	2,287,380
Redemption fees	—	267,059	—	43,987

Net increase (decrease)	13,220,707	$322,549,038	9,089,519	$205,789,370

Class III:
Shares sold	16,975,778	$409,267,918	9,505,885	$217,960,797
Shares issued to shareholders in reinvestment of distributions	696,018	16,235,107	100,539	2,364,668
Shares repurchased	(4,862,390)	(113,028,401)	(5,346,700)	(130,887,209)
Purchase premiums	—	1,118,919	—	1,340,406
Redemption fees	—	187,820	—	—

Net increase (decrease)	12,809,406	$314,781,363	4,259,724	$90,778,662

Class IV:
Shares sold	12,313,192	$304,691,394	20,891,685	$483,512,233
Shares issued to shareholders in reinvestment of distributions	1,526,057	35,612,024	181,833	4,278,542
Shares repurchased	(5,671,585)	(128,525,819)	—	—
Purchase premiums	—	2,745,597	—	2,631,471
Redemption fees	—	402,094	—	—

Net increase (decrease)	8,167,664	$214,925,290	21,073,518	$490,422,246

Class V*:
Shares sold	10,114,192	$248,000,000
Shares issued to shareholders in reinvestment of distributions	344,126	8,021,566
Shares repurchased	—	—
Purchase premiums	—	207,989
Redemption fees	—	10,199

Net increase (decrease)	10,458,318	$256,239,754

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Emerging Domestic Opportunities Fund (continued)
Class VI:
Shares sold	33,435	$785,490	7,724,773	$176,155,770
Shares issued to shareholders in reinvestment of distributions	1,142,772	26,729,489	313,674	7,393,294
Shares repurchased	(3,555,604)	(81,203,280)	(1,025,275)	(24,388,193)
Purchase premiums	—	2,485,620	—	1,378,129
Redemption fees	—	297,904	—	153,778

Net increase (decrease)	(2,379,397)	$(50,904,777)	7,013,172	$160,692,778

Emerging Markets Fund
Class II:
Shares sold	27,398,436	$287,617,583	36,949,429	$411,929,298
Shares issued to shareholders in reinvestment of distributions	2,380,208	25,580,105	2,467,130	28,487,404
Shares repurchased	(72,300,527)	(791,155,905)	(42,310,247)	(479,387,042)
Purchase premiums	—	1,203,794	—	1,484,712
Redemption fees	—	3,454,290	—	2,364,847

Net increase (decrease)	(42,521,883)	$(473,300,133)	(2,893,688)	$(35,120,781)

Class III:
Shares sold	20,464,085	$217,005,027	11,320,635	$127,789,546
Shares issued to shareholders in reinvestment of distributions	952,219	10,266,905	1,491,291	17,264,759
Shares repurchased	(60,045,481)	(662,045,976)	(40,472,349)	(461,746,220)
Purchase premiums	—	390,870	—	354,014
Redemption fees	—	1,334,310	—	511,886

Net increase (decrease)	(38,629,177)	$(433,048,864)	(27,660,423)	$(315,826,015)

Class IV:
Shares sold	33,969,953	$346,506,777	27,760,743	$311,211,796
Shares issued to shareholders in reinvestment of distributions	1,448,246	15,478,200	1,763,402	20,260,499
Shares repurchased	(88,513,421)	(959,384,737)	(53,607,780)	(614,147,440)
Purchase premiums	—	679,227	—	776,654
Redemption fees	—	2,147,209	—	2,223,067

Net increase (decrease)	(53,095,222)	$(594,573,324)	(24,083,635)	$(279,675,424)

Class V:
Shares sold	5,864,220	$59,408,565	24,895,167	$281,404,142
Shares issued to shareholders in reinvestment of distributions	1,401,912	14,958,074	1,233,305	14,140,454
Shares repurchased	(25,264,138)	(257,393,503)	(23,125,506)	(260,177,266)
Purchase premiums	—	505,327	—	91,320
Redemption fees	—	1,300,897	—	175,876

Net increase (decrease)	(17,998,006)	$(181,220,640)	3,002,966	$35,634,526

Class VI:
Shares sold	96,416,619	$1,006,655,905	108,893,901	$1,171,166,643
Shares issued to shareholders in reinvestment of distributions	12,545,630	134,125,168	10,337,985	118,774,387
Shares repurchased	(80,051,978)	(870,334,178)	(55,788,608)	(620,770,625)
Purchase premiums	—	4,534,401	—	6,237,285
Redemption fees	—	11,300,465	—	4,552,813

Net increase (decrease)	28,910,271	$286,281,761	63,443,278	$679,960,503

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Taiwan Fund
Class III:
Shares sold	4,632,966	$95,400,048	480,041	$9,693,623
Shares issued to shareholders in reinvestment of distributions	26,919	561,737	102,164	1,969,604
Shares repurchased	(307,337)	(6,444,578)	(1,298,694)	(25,560,277)
Purchase premiums	—	26,405	—	14,115
Redemption fees	—	142,450	—	113,681

Net increase (decrease)	4,352,548	$89,686,062	(716,489)	$(13,769,254)

*	Period from November 29, 2013 (Commencement of Operations) through February 28, 2014.

10.	Investments in affiliated companies and other funds of the Trust

An affiliated company is a company in which a Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the year ended February 28, 2014 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emerging Markets Fund
Anilana Hotels & Properties Ltd	$—		$1,462,670	$—	$—	$2,414,415
Kiri Industries Ltd	121,874		283,816	195,805	—	826,942
Star Block Co Ltd (Foreign Registered)*	0	**	—	—	—	0	**

Totals	$121,874		$1,746,486	$195,805	$—	$3,241,357

*	No longer an affiliate as of February 28, 2014.
**	Represents the interest in securities that were determined to have a fair value of zero at February 28, 2013 and February 28, 2014.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$1,204,052	$41,537,948	$42,264,818	$636	$107	$—	$476,272

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$49,003,861	$1,698,439,778	$1,635,415,000	$62,387	$13,063	$—	$112,049,934

Emerging Markets Fund
GMO Special Purpose Holding Fund	$4,355	$—	$12,175	$—	$—	$342,509	$—
GMO U.S. Treasury Fund	37,905,924	1,948,041,282	1,942,549,508	41,267	18,759	—	43,407,219

Totals	$37,910,279	$1,948,041,282	$1,942,561,683	$41,267	$18,759	$342,509	$43,407,219

Taiwan Fund
GMO U.S. Treasury Fund	$735,075	$75,872,548	$75,488,623	$1,126	$283	$—	$1,117,753

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Emerging Countries Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, and GMO Taiwan Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, and GMO Taiwan Fund (collectively, the “Funds”), at February 28, 2014, the results of each of their operations, the changes in each of their net assets, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2014

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2014 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2014.

As a shareholder of the Funds, you may incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2013 through February 28, 2014.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During the Period*	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During the Period*	Annualized Net Expense Ratio
Emerging Countries Fund
Class III	$1,000.00	$1,021.80	$6.67	$1,000.00	$1,018.20	$6.66	1.33%
Class M	$1,000.00	$1,020.90	$8.22	$1,000.00	$1,016.66	$8.20	1.64%
Emerging Domestic Opportunities Fund
Class II	$1,000.00	$1,026.40	$5.43	$1,000.00	$1,019.44	$5.41	1.08%
Class III	$1,000.00	$1,027.00	$5.08	$1,000.00	$1,019.79	$5.06	1.01%
Class IV	$1,000.00	$1,027.30	$4.83	$1,000.00	$1,020.03	$4.81	0.96%
Class V(a)	$1,000.00	$950.50	$2.29	$1,000.00	$1,020.13	$4.71	0.94%
Class VI	$1,000.00	$1,027.60	$4.57	$1,000.00	$1,020.28	$4.56	0.91%
Emerging Markets Fund
Class II	$1,000.00	$1,006.60	$5.17	$1,000.00	$1,019.64	$5.21	1.04%
Class III	$1,000.00	$1,007.80	$4.93	$1,000.00	$1,019.89	$4.96	0.99%
Class IV	$1,000.00	$1,008.50	$4.68	$1,000.00	$1,020.13	$4.71	0.94%
Class V	$1,000.00	$1,008.50	$4.43	$1,000.00	$1,020.38	$4.46	0.89%
Class VI	$1,000.00	$1,008.80	$4.28	$1,000.00	$1,020.53	$4.31	0.86%
Taiwan Fund
Class III	$1,000.00	$1,030.30	$6.75	$1,000.00	$1,018.15	$6.71	1.34%

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2014, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.
(a)	For the period November 29, 2013 (commencement of operations) through February 28, 2014. Expense is calculated using the class’s annualized net expense ratio for the period ended February 28, 2014, multiplied by the average account value over the period, multiplied by 91 days in the period, divided by 365 days in the year.

GMO Trust Funds

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2014 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2014:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short- Term Capital Gain Dividends(2) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(3) ($)	Foreign Source Income(3) ($)
Emerging Countries Fund	—	95.10%	—	—	504,898	4,046,382
Emerging Domestic Opportunities Fund	8.09%	68.77%	22,603,858	55,594,690	4,411,487	49,660,797
Emerging Markets Fund	—	94.65%	—	—	42,874,586	338,926,783
Taiwan Fund	—	—	—	—	688,031	3,067,791

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2015, the Funds will notify applicable shareholders of amounts for use in preparing 2014 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2014. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 20110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises; Director, BeiGene Ltd.	41	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	41	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	41	Director of Courier Corporation (a book publisher and manufacturer).
Interested Trustee and Officer:

Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).	53	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer, June 2009 – March 2013 and since September 2013; Chief Accounting Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – March 2013, June 2013 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009).

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Carly Condron DOB: 03/04/1984	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Brian Kadehjian DOB: 09/16/1974	Treasury Officer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

[1]	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

Officers: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kenneth Earley DOB: 09/09/1973	Anti-Money Laundering Officer	Since September 2013.	Compliance Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2011 – present); Associate in Financial Services Group, Dechert LLP (May 2007 – May 2011).

[1]	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

GMO Trust

Annual Report

February 28, 2014

Alpha Only Fund

Alternative Asset Opportunity Fund

Benchmark-Free Allocation Fund

Benchmark-Free Fund

Global Asset Allocation Fund

Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)

Global Equity Allocation Fund

International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)

International Equity Allocation Fund

Special Situations Fund

Strategic Opportunities Allocation Fund

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds are subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve the stated investment objective. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risk may include: market-risk equities, management and operational risk, non-U.S. investment risk, smaller company risk and derivative risk.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Alpha Only Fund returned -0.9% for the fiscal year ended February 28, 2014, as compared with +0.0% for the Citigroup 3 Month Treasury Bill Index.

Implementation was the primary detractor from the Fund’s performance as the Fund’s primary long exposures were to U.S. quality equities and they underperformed the broad U.S. equity market, on which the Fund had short positions.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Alpha Only Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Alpha Only Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

3

GMO Alpha Only Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	76.1%
Short-Term Investments	18.4
Investment Funds	2.0
Preferred Stocks	0.4
Forward Currency Contracts	(0.2)
Swap Contracts	(0.4)
Futures Contracts	(2.2)
Other	5.9

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Swap contracts and futures contracts in the table are based on the net unrealized appreciation/depreciation of the respective contracts. The Fund’s investment program involves having both long and short investment exposures. The additional short exposures that the Fund has to swaps contracts and futures contracts based on notional amounts are (17.7%) and (56.9%) of net assets, respectively.

4

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 76.1%

	Australia — 0.9%
1,930,002	Arrium Ltd	2,669,075
161,771	Bank of Queensland Ltd	1,735,397
76,280	Bendigo and Adelaide Bank Ltd	759,163
383,694	BlueScope Steel Ltd *	2,113,850
52,930	CSL Ltd	3,418,168
945,094	Goodman Fielder Ltd	527,569
153,636	Insurance Australia Group Ltd	746,001
228,653	Investa Office Fund (REIT)	654,422
32,520	Macquarie Group Ltd	1,639,971
1,058,151	Mirvac Group (REIT)	1,670,603
105,280	National Australia Bank Ltd	3,274,099
369,427	Pacific Brands Ltd	185,247
235,123	QBE Insurance Group Ltd	2,702,913
735,561	Stockland (REIT)	2,540,264
500,110	TABCORP Holdings Ltd	1,585,998
345,069	Tatts Group Ltd	901,294
132,827	Westpac Banking Corp	3,986,403

	Total Australia	31,110,437

	Austria — 0.2%
12,422	Erste Group Bank AG	439,723
63,999	OMV AG	2,908,156
47,590	Voestalpine AG	2,140,259

	Total Austria	5,488,138

	Belgium — 0.2%
71,286	Ageas	3,260,997
83,874	Belgacom SA	2,523,163
28,388	Delhaize Group	2,038,400
7,327	KBC Groep NV	463,374

	Total Belgium	8,285,934

	Canada — 0.4%
415,500	Blackberry Ltd *	4,146,370
111,800	Canadian Natural Resources Ltd	4,091,155
15,600	Canadian Tire Corp Ltd	1,406,719
135,800	First Quantum Minerals Ltd	2,634,321
14,400	Home Capital Group Inc	1,124,638
27,700	Magna International Inc – Class A	2,465,808
23,700	RONA Inc	248,280

	Total Canada	16,117,291

	Denmark — 0.1%
44	AP Moller–Maersk A/S – Class A	537,367
2,598	Carlsberg A/S – Class B	273,706
13,325	Danske Bank A/S *	352,380
16,799	Jyske Bank A/S *	1,009,347

Shares	Description	Value ($)
	Denmark — continued
44,073	Vestas Wind Systems A/S *	1,587,540

	Total Denmark	3,760,340

	Finland — 0.4%
16,102	Fortum Oyj	381,233
13,687	Neste Oil Oyj	293,017
1,497,382	Nokia Oyj *	11,397,606
44,845	Sampo Oyj – Class A	2,269,197
16,065	UPM–Kymmene Oyj	291,353

	Total Finland	14,632,406

	France — 5.7%
41,309	Airbus Group NV	3,035,273
294,950	Air France – KLM *	4,051,518
363,652	Alcatel-Lucent *	1,573,621
10,601	Alstom SA	285,253
59,320	ArcelorMittal	931,545
240,148	AXA	6,255,213
153,077	BNP Paribas	12,503,685
7,575	Bouygues SA	304,890
6,718	Cap Gemini SA	524,909
75,038	Carrefour SA	2,760,631
29,847	CGG SA *	455,754
24,604	Cie Generale des Etablissements Michelin – Class B	2,990,871
39,744	CNP Assurances	855,900
65,525	Compagnie de Saint-Gobain	3,929,328
55,718	Credit Agricole SA *	882,149
12,023	Electricite de France	477,020
485,423	GDF Suez	12,431,157
11,466	L’Oreal SA	1,942,521
6,866	Lafarge SA	514,788
1,043,300	Orange	13,012,088
475,452	Peugeot SA *	8,374,722
20,499	Publicis Groupe SA	1,945,462
101,817	Renault SA	10,077,321
12,908	Safran SA	907,353
165,969	Sanofi	17,262,421
12,299	Schneider Electric SA	1,094,455
196,860	Societe Generale	13,062,894
104,296	Technicolor *	700,265
926,198	Total SA	60,090,897
10,044	Vallourec SA	537,710
19,574	Veolia Environnement SA	369,795
65,422	Vinci SA	4,878,885
452,579	Vivendi SA	12,905,585

	Total France	201,925,879

See accompanying notes to the financial statements.	5

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Germany — 3.2%
44,083	Allianz SE (Registered)	7,861,565
47,154	Aurubis AG	2,619,718
75,706	BASF SE	8,701,946
58,758	Bayerische Motoren Werke AG	6,817,539
67,446	Commerzbank AG *	1,218,614
9,902	Continental AG	2,406,725
163,740	Daimler AG (Registered)	15,232,237
153,908	Deutsche Lufthansa AG (Registered) *	3,980,447
47,924	Deutsche Bank AG (Registered)	2,317,818
74,056	Deutsche Post AG (Registered)	2,776,604
447,737	Deutsche Telekom AG (Registered)	7,574,497
17,199	Duerr AG	1,435,182
1,046,805	E.ON AG	19,931,891
76,109	Freenet AG	2,569,710
12,623	Hannover Rueck SE	1,073,584
6,248	HeidelbergCement AG	514,043
28,978	K+S AG (Registered)	978,315
97,575	Kloeckner & Co SE *	1,500,668
8,994	Lanxess AG	666,902
8,646	Merck KGaA	1,517,418
58,318	Metro AG *	2,412,139
27,140	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5,933,927
275,534	RWE AG	11,017,770
31,152	Salzgitter AG	1,313,453
4,914	Volkswagen AG	1,252,175

	Total Germany	113,624,887

	Greece — 0.0%
3,622	Public Power Corp SA	57,763

	Hong Kong — 0.6%
298,500	AAC Technologies Holdings Inc	1,360,283
230,000	Cheung Kong Holdings Ltd	3,611,557
1,269,100	Esprit Holdings Ltd *	2,385,568
247,000	Galaxy Entertainment Group Ltd *	2,486,191
245,500	Link (REIT)	1,141,953
256,000	Sands China Ltd	2,151,339
359,000	Sun Hung Kai Properties Ltd	4,601,856
160,000	Wharf Holdings Ltd (The)	1,121,741
336,200	Yue Yuen Industrial Holdings	1,026,029

	Total Hong Kong	19,886,517

	Ireland — 0.1%
64,602	Smurfit Kappa Group Plc	1,798,871

	Israel — 0.2%
156,416	Bank Hapoalim BM	854,896
510,010	Bank Leumi Le-Israel *	1,962,318
6,200	Check Point Software Technologies Ltd *	418,004

Shares	Description	Value ($)
	Israel — continued
772,599	Israel Discount Bank Ltd – Class A *	1,456,038
94,101	Partner Communications Co Ltd *	873,709

	Total Israel	5,564,965

	Italy — 2.8%
2,294,386	A2A SPA	2,973,330
86,223	Assicurazioni Generali SPA	1,935,989
26,086	Atlantia SPA	660,254
59,703	Azimut Holding SPA	1,989,963
310,860	Banco Popolare Scarl *	682,199
35,988	CNH Industrial NV *	395,465
4,001,604	Enel SPA	20,506,293
1,022,656	ENI SPA	24,550,496
55,725	Exor SPA	2,263,160
621,274	Fiat SPA *	6,486,810
475,925	Finmeccanica SPA *	4,670,514
1,757,258	Intesa Sanpaolo SPA	5,435,087
17,786	Italcementi SPA-Di RISP	109,324
1,090,995	Mediaset SPA *	6,254,333
181,244	Mediolanum SPA	1,670,080
36,880	Recordati SPA	680,669
22,045	Saipem SPA	517,901
7,120,773	Telecom Italia SPA	8,088,260
3,270,288	Telecom Italia SPA-Di RISP	2,863,230
586,798	UniCredit SPA	4,656,725
51,503	Unione di Banche Italiane ScpA	446,188
329,852	UnipolSai SPA *	1,126,032

	Total Italy	98,962,302

	Japan — 5.3%
20,400	Adastria Holdings Co Ltd	473,650
222,000	Aeon Co Ltd	2,720,397
19,500	Alfresa Holdings Corp	1,143,274
38,000	Astellas Pharma Inc	2,470,030
53,300	Bridgestone Corp	1,927,697
130,000	Calsonic Kansei Corp	654,640
4,900	Central Japan Railway Co	571,889
25,500	Chubu Electric Power Co Inc	315,470
651,000	Cosmo Oil Co Ltd *	1,205,435
36,900	CyberAgent Inc	1,625,620
586,000	Daikyo Inc	1,295,456
54,800	Daito Trust Construction Co Ltd	5,107,351
286,000	Daiwa Securities Group Inc	2,588,210
101,800	Dena Co Ltd	2,206,995
383,000	DIC Corp	1,054,899
10,900	FujiFilm Holdings Corp	314,351
77,400	Fuji Heavy Industries Ltd	2,100,991
31,400	Fuji Oil Co Ltd	425,625
85,000	Gunze Ltd	224,246

6	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Japan — continued
104,000	Hanwa Co Ltd	460,284
429,400	Haseko Corp *	2,755,146
12,300	Honda Motor Co Ltd	442,715
46,000	Idemitsu Kosan Co Ltd	941,463
61,500	INPEX Corp	781,462
69,200	IT Holdings Corp	1,195,550
549,700	Itochu Corp	6,850,312
9,300	Japan Airlines Co Ltd	463,086
51,900	Japan Tobacco Inc	1,653,001
175,900	JFE Holdings Inc	3,590,239
1,006,300	JX Holdings Inc	5,226,219
64,200	K’s Holdings Corp	1,758,075
37,900	Kansai Electric Power Co Inc (The) *	423,665
77,000	Kao Corp	2,651,430
1,534,000	Kawasaki Kisen Kaisha Ltd	3,482,795
84,600	KDDI Corp	5,173,768
1,615,000	Kobe Steel Ltd *	2,212,414
20,500	Kohnan Shoji Co Ltd	207,707
364,600	Leopalace21 Corp *	1,781,438
628,000	Marubeni Corp	4,414,968
352,000	Mazda Motor Corp *	1,700,165
85,100	Medipal Holdings Corp	1,315,518
570,200	Mitsubishi Chemical Holdings Corp	2,580,275
363,600	Mitsubishi Corp	6,978,733
119,000	Mitsubishi Gas Chemical Co Inc	761,932
262,300	Mitsubishi UFJ Lease & Finance Co Ltd	1,343,864
678,000	Mitsui Chemicals Inc	1,757,793
766,000	Mitsui Engineer & Shipbuilding Co Ltd	1,587,304
391,900	Mitsui & Co Ltd	6,041,445
530,000	Mitsui Mining & Smelting Co Ltd	1,395,169
726,000	Mitsui OSK Lines Ltd	3,022,541
1,035,000	Mizuho Financial Group Inc	2,128,788
498,000	NEC Corp	1,683,923
76,000	Net One Systems Co Ltd	499,605
125,000	Nichirei Corp	542,065
532,400	Nippon Light Metal Co Ltd	735,394
75,500	Nippon Paper Industries Co Ltd	1,493,462
665,000	Nippon Steel Corp	1,948,401
134,800	Nippon Telegraph & Telephone Corp	7,589,116
912,000	Nippon Yusen Kabushiki Kaisha	2,921,472
155,000	Nipro Corp	1,367,733
89,600	Nissan Motor Co Ltd	799,737
90,000	Nisshinbo Holdings Inc	778,206
129,600	North Pacific Bank Ltd	489,304
249,900	NTT Docomo, Inc.	4,165,221
10,100	Okinawa Electric Power Co	338,599
644	ORIX JREIT Inc (REIT)	816,226
1,208,900	Resona Holdings Inc	6,316,092
104,800	Round One Corp	800,573
17,700	Ryohin Keikaku Co Ltd	1,607,457

Shares	Description	Value ($)
	Japan — continued
58,500	Sega Sammy Holdings Inc	1,371,664
45,000	Seino Holdings Co Ltd	468,370
9,600	Shimamura Co Ltd	869,567
196,200	Showa Shell Sekiyu KK	1,931,915
1,616,400	Sojitz Corp	2,869,676
1,167,900	Sumitomo Mitsui Construction Co Ltd *	1,256,433
473,900	Sumitomo Corp	6,269,117
106,400	Sumitomo Electric Industries Ltd	1,633,236
160,000	Sumitomo Metal Mining Co Ltd	2,094,463
479,000	Sumitomo Mitsui Trust Holdings Inc	2,247,074
41,000	Sumitomo Realty & Development Co Ltd	1,656,587
18,800	Suzuken Co Ltd	714,457
95,600	Takeda Pharmaceutical Co Ltd	4,594,237
935,500	Tokyo Electric Power Co Inc (The) *	4,375,386
222,000	Tokyo Tatemono Co Ltd	1,813,249
89,000	TonenGeneral Sekiyu KK	786,721
480,000	Tosoh Corp	1,861,695
60,500	Toyota Motor Corp	3,481,964
131,100	Toyota Tsusho Corp	3,240,723
168,800	UNY Co Ltd	1,004,569
728,800	Yamada Denki Co Ltd	2,420,044

	Total Japan	187,359,223

	Netherlands — 0.5%
554,833	Aegon NV	5,001,580
27,946	Corbion NV	628,206
575,863	ING Groep NV *	8,362,718
27,137	Koninklijke Ahold NV	505,853
231,427	Koninklijke BAM Groep NV	1,375,229
5,191	Koninklijke DSM NV	331,224
102,464	Koninklijke KPN NV *	365,186

	Total Netherlands	16,569,996

	New Zealand — 0.1%
183,843	Chorus Ltd	235,305
155,636	Fletcher Building Ltd	1,230,682
988,685	Telecom Corp of New Zealand	2,074,479

	Total New Zealand	3,540,466

	Norway — 0.3%
181,044	DNB ASA	3,277,113
144,583	Golden Ocean Group Ltd	316,405
28,116	Petroleum Geo–Services ASA	306,089
272,382	Statoil ASA	7,184,356
30,946	TGS Nopec Geophysical Co ASA	974,794
9,453	Yara International ASA	383,268

	Total Norway	12,442,025

See accompanying notes to the financial statements.	7

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Portugal — 0.1%
1,016,735	EDP-Energias de Portugal SA	4,400,131

	Singapore — 0.2%
1,027,000	Ezra Holdings Ltd	864,667
6,938,000	Golden Agri-Resources Ltd	3,041,380
99,000	Ho Bee Land Ltd	171,262
2,946,000	Noble Group Ltd	2,397,000
211,600	Singapore Technologies Engineering Ltd	634,768
422,000	Swiber Holdings Ltd *	216,911
1,560,000	Yangzijiang Shipbuilding Holdings Ltd	1,398,596

	Total Singapore	8,724,584

	Spain — 2.4%
6,105	Acciona SA	484,545
12,904	ACS Actividades de Construccion y Servicios SA	462,881
364,508	Banco Bilbao Vizcaya Argentaria SA	4,503,318
1,310,185	Banco Santander SA	11,826,572
36,338	Enagas	1,055,783
40,211	Gamesa Corp Tecnologica SA *	451,378
269,380	Gas Natural SDG SA	6,898,917
1,888,037	Iberdrola SA	12,505,305
159,114	Indra Sistemas SA	2,914,535
109,652	Mapfre SA	452,870
11,597	Red Electrica Corp SA	901,703
469,690	Repsol YPF SA	11,763,786
2,074,509	Telefonica SA	31,719,904

	Total Spain	85,941,497

	Sweden — 0.3%
89,904	Investor AB	3,198,951
96,515	Nordea Bank AB	1,380,397
138,771	Skandinaviska Enskilda Banken AB – Class A	1,947,471
17,251	Skanska AB – B Shares	374,015
82,913	Swedbank AB – Class A	2,336,803
50,968	Tele2 AB – B Shares	631,679
331,270	TeliaSonera AB	2,549,962

	Total Sweden	12,419,278

	Switzerland — 0.4%
15,456	Compagnie Financiere Richemont SA –Class A	1,535,481
47,478	Credit Suisse Group AG (Registered)	1,490,735
12,024	Holcim Ltd (Registered)	975,612
46,711	Novartis AG (Registered)	3,887,762
15,261	Roche Holding AG (Non Voting)	4,698,864
1,910	Swiss Life Holding AG (Registered)	475,082
7,879	Swiss Re AG	735,415
4,157	Zurich Insurance Group AG	1,272,091

	Total Switzerland	15,071,042

Shares	Description	Value ($)
	United Kingdom — 7.7%
28,698	Admiral Group Plc	688,972
99,832	Amlin Plc	750,927
114,848	Ashtead Group Plc	1,682,743
453,666	AstraZeneca Plc	30,838,948
487,507	Aviva Plc	3,875,944
921,121	BAE Systems Plc	6,322,775
492,744	Balfour Beatty Plc	2,628,894
1,736,815	Barclays Plc	7,316,446
267,440	Barratt Developments Plc	1,968,229
159,666	BG Group Plc	2,904,921
195,810	BHP Billiton Plc	6,310,335
4,789,878	BP Plc	40,479,515
613,639	BT Group Plc	4,220,505
47,466	Bunzl Plc	1,249,367
62,412	Cape Plc	297,461
91,827	Catlin Group Ltd	815,644
128,230	Centrica Plc	684,810
240,171	Cobham Plc	1,198,981
107,262	Darty Plc	207,821
433,937	Debenhams Plc	549,073
1,796,125	Dixons Retail Plc *	1,545,408
145,391	Drax Group Plc	1,962,272
822,067	FirstGroup Plc *	1,942,750
161,153	GlaxoSmithKline Plc	4,513,833
601,691	Home Retail Group Plc	1,974,821
183,746	HSBC Holdings Plc	1,939,257
166,356	Imperial Tobacco Group Plc	6,785,599
141,318	Inchcape Plc	1,484,059
33,949	InterContinental Hotels Group Plc	1,104,155
126,695	Intermediate Capital Group Plc	953,706
2,710	Jardine Lloyd Thompson Group Plc	48,086
26,571	JD Wetherspoon Plc	362,775
55,262	J Sainsbury Plc	316,797
52,770	Lancashire Holdings Ltd	648,291
756,674	Legal & General Group Plc	3,042,956
2,939,702	Lloyds Banking Group Plc *	4,059,737
1,566,802	Man Group Plc	2,714,502
200,492	Marks & Spencer Group Plc	1,687,728
44,283	Micro Focus International Plc	580,404
102,145	National Express Group Plc	519,790
27,499	Next Plc	3,099,955
20,833	Pearson Plc	352,805
187,886	Prudential Plc	4,254,253
33,890	Reckitt Benckiser Group Plc	2,787,928
184,766	Rio Tinto Plc	10,594,606
118,632	Rolls-Royce Holdings Plc	1,982,539
486,012	Royal Bank of Scotland Group Plc *	2,661,392
834,573	Royal Dutch Shell Plc A Shares (London)	30,382,699
617,887	Royal Dutch Shell Plc B Shares (London)	24,037,348
351,845	RSA Insurance Group Plc	573,129

8	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United Kingdom — continued
114,617	Scottish & Southern Energy Plc	2,690,951
162,769	Spirit Pub Co Plc	226,721
215,410	Standard Life Assurance Plc	1,405,599
983,507	Tesco Plc	5,415,808
1,141,847	Thomas Cook Group Plc *	3,536,323
326,686	TUI Travel Plc	2,444,561
4,685,022	Vodafone Group Plc	19,522,316
273,602	William Hill Plc	1,818,874
134,332	WPP Plc	2,942,178

	Total United Kingdom	273,909,222

	United States — 44.0%
214,500	3M Co.	28,899,585
586,300	Abbott Laboratories	23,323,014
50,600	AbbVie, Inc.	2,576,046
105,500	Accenture Plc – Class A	8,793,425
44,100	Adobe Systems, Inc. *	3,025,701
45,000	Aetna, Inc.	3,271,950
36,900	AFLAC, Inc.	2,364,552
37,300	Allergan, Inc.	4,737,100
14,900	Amdocs Ltd.	662,752
94,000	American International Group, Inc.	4,678,380
92,500	Amgen, Inc.	11,471,850
7,000	Ansys, Inc. *	584,640
24,300	Apache Corp.	1,926,747
57,100	Apple, Inc.	30,048,304
10,100	Arrow Electronics, Inc. *	571,963
11,600	Assurant, Inc.	761,308
69,900	AT&T, Inc.	2,231,907
32,900	Automatic Data Processing, Inc.	2,558,962
19,200	AutoNation, Inc. *	1,010,688
2,100	AutoZone, Inc. *	1,130,724
361,000	Bank of America Corp.	5,967,330
115,400	Baxter International, Inc.	8,020,300
66,500	Becton, Dickinson and Co.	7,662,130
67,700	Bed Bath & Beyond, Inc. *	4,591,414
10,500	Biogen Idec, Inc. *	3,577,140
349,500	Bristol–Myers Squibb Co.	18,792,615
9,300	Brown-Forman Corp. – Class B	779,340
17,600	CA, Inc.	589,600
17,900	Cardinal Health, Inc.	1,280,387
18,000	Cerner Corp. *	1,104,660
418,400	Chevron Corp.	48,254,072
34,000	Church & Dwight Co., Inc.	2,311,320
12,100	CH Robinson Worldwide, Inc.	627,506
21,500	Cigna Corp.	1,711,185
2,254,800	Cisco Systems, Inc.	49,154,640
153,700	Citigroup, Inc.	7,474,431
13,600	Citrix Systems, Inc. *	816,680

Shares	Description	Value ($)
	United States — continued
9,700	Clorox Co.	846,616
23,600	Coach, Inc.	1,151,916
1,384,900	Coca-Cola Co. (The)	52,903,180
38,900	Cognizant Technology Solutions Corp. – Class A *	4,047,934
348,900	Colgate-Palmolive Co.	21,921,387
47,300	ConocoPhillips	3,145,450
80,400	Corning, Inc.	1,549,308
70,700	Costco Wholesale Corp.	8,257,760
52,200	Covidien Plc	3,755,790
5,700	CR Bard, Inc.	821,712
148,900	CVS Caremark Corp.	10,890,546
98,900	Danaher Corp.	7,564,861
18,900	Delphi Automotive Plc	1,258,173
15,800	Dollar Tree, Inc. *	865,366
186,500	eBay, Inc. *	10,960,605
261,400	Eli Lilly & Co.	15,582,054
466,800	EMC Corp.	12,309,516
134,800	Emerson Electric Co.	8,797,048
17,100	Estee Lauder Cos., Inc. (The) – Class A	1,177,164
43,400	Exelon Corp.	1,319,794
566,100	Express Scripts Holding Co. *	42,632,991
265,400	Exxon Mobil Corp.	25,550,058
79,400	Ford Motor Co.	1,221,966
11,600	GameStop Corp. – Class A	432,796
105,900	General Motors Co. *	3,833,580
26,900	General Dynamics Corp.	2,946,626
133,400	General Mills, Inc.	6,674,002
27,400	Genuine Parts Co.	2,413,666
52,800	Genworth Financial, Inc. – Class A *	820,512
103,700	Gilead Sciences, Inc. *	8,585,323
13,400	Goldman Sachs Group, Inc. (The)	2,230,430
65,000	Google, Inc. – Class A *	79,017,250
43,600	Hartford Financial Services Group, Inc. (The)	1,534,284
22,600	HCA Holdings, Inc. *	1,157,120
6,600	Henry Schein, Inc. *	785,664
9,200	Herbalife Ltd.	612,720
11,100	Hershey Co. (The)	1,174,602
12,300	Hess Corp.	984,369
721,500	Hewlett-Packard Co.	21,558,420
13,200	Hormel Foods Corp.	626,340
20,100	Humana, Inc.	2,260,446
5,300	Idexx Laboratories, Inc. *	667,270
42,200	Illinois Tool Works, Inc.	3,481,500
249,800	Intel Corp.	6,185,048
347,400	International Business Machines Corp.	64,328,058
65,900	Intuit, Inc.	5,150,085
2,900	Intuitive Surgical, Inc. *	1,290,007
815,500	Johnson & Johnson	75,123,860

See accompanying notes to the financial statements.	9

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United States — continued
506,500	JPMorgan Chase & Co.	28,779,330
17,200	Kellogg Co.	1,043,868
72,200	Kimberly-Clark Corp.	7,967,270
16,300	Kohl’s Corp.	915,897
19,600	Kroger Co. (The)	822,024
8,800	L-3 Communications Holdings, Inc.	1,015,520
58,900	Laboratory Corp. of America Holdings *	5,509,506
27,400	Lincoln National Corp.	1,373,562
135,400	Lorillard, Inc.	6,642,724
20,900	LyondellBasell Industries NV – Class A	1,840,872
24,000	Marathon Petroleum Corp.	2,016,000
39,400	Marathon Oil Corp.	1,319,900
98,100	Mastercard, Inc. – Class A	7,624,332
9,200	McCormick & Co., Inc. (Non Voting)	610,880
221,400	McDonald’s Corp.	21,066,210
14,900	Mednax, Inc. *	906,218
393,600	Medtronic, Inc.	23,324,736
408,400	Merck & Co., Inc.	23,274,716
66,900	MetLife, Inc.	3,389,823
2,064,300	Microsoft Corp.	79,083,333
33,900	Monsanto Co.	3,729,678
10,700	Monster Beverage Corp. *	791,800
61,500	Morgan Stanley	1,894,200
169,100	Nike, Inc. – Class B	13,240,530
45,600	Occidental Petroleum Corp.	4,401,312
1,828,700	Oracle Corp.	71,520,457
24,000	Paychex, Inc.	1,002,240
462,400	PepsiCo, Inc.	37,024,368
729,000	Pfizer, Inc.	23,408,190
747,400	Philip Morris International, Inc.	60,472,134
30,800	Phillips 66	2,305,688
6,000	Precision Castparts Corp.	1,547,280
19,700	Principal Financial Group, Inc.	893,395
775,400	Procter & Gamble Co. (The)	60,992,964
32,100	Prudential Financial, Inc.	2,715,018
35,500	Public Service Enterprise Group, Inc.	1,301,430
364,900	Qualcomm, Inc.	27,473,321
23,900	Quest Diagnostics, Inc.	1,266,700
4,100	Ralph Lauren Corp.	660,428
19,800	Raytheon Co.	1,938,618
10,400	ResMed, Inc.	457,808
23,800	Reynolds American, Inc.	1,209,754
15,700	Ross Stores, Inc.	1,142,960
17,600	Seagate Technology Plc	918,544
25,000	Sears Holdings Corp. *	1,118,750
44,400	SLM Corp.	1,062,936
67,000	Staples, Inc.	910,530
43,200	Starbucks Corp.	3,065,472
6,400	Stericycle, Inc. *	729,600
97,400	Stryker Corp.	7,815,376

Shares	Description	Value ($)
	United States — continued
29,800	St Jude Medical, Inc.	2,006,136
41,100	Symantec Corp.	882,828
201,600	Sysco Corp.	7,261,632
136,200	Target Corp.	8,517,948
49,000	Taylor Morrison Home Corp. – Class A *	1,230,880
81,100	TJX Cos., Inc. (The)	4,984,406
9,700	TRW Automotive Holdings Corp. *	798,504
362,300	UnitedHealth Group, Inc.	27,994,921
91,800	United Technologies Corp.	10,742,436
30,000	Unum Group	1,043,400
27,900	Valero Energy Corp.	1,338,642
8,400	Varian Medical Systems, Inc. *	704,172
225,897	Verizon Communications, Inc.	10,684,243
24,300	VF Corp.	1,423,737
20,300	Visa, Inc. – Class A	4,586,582
163,200	Walgreen Co.	11,089,440
541,700	Wal–Mart Stores, Inc.	40,464,990
6,700	Waters Corp. *	746,380
77,800	WellPoint, Inc.	7,047,902
480,900	Wells Fargo & Co.	22,323,378
76,400	Western Union Co.	1,278,172
22,300	Western Digital Corp.	1,939,877
8,800	WW Grainger, Inc.	2,244,176
69,300	Xerox Corp.	761,607
14,000	Yum! Brands, Inc.	1,037,120
90,000	Zimmer Holdings, Inc.	8,445,600

	Total United States	1,566,866,832

	TOTAL COMMON STOCKS (COST $2,620,498,899)	2,708,460,026

	PREFERRED STOCKS — 0.4%

	Germany — 0.4%
47,213	Porsche Automobil Holding SE	4,958,962
36,230	Volkswagen AG	9,417,663

	Total Germany	14,376,625

	TOTAL PREFERRED STOCKS (COST $14,634,401)	14,376,625

	INVESTMENT FUNDS — 2.0%

	United States — 2.0%
1,872,041	Vanguard Emerging Markets ETF	72,803,675

	TOTAL INVESTMENT FUNDS (COST $76,994,585)	72,803,675

10	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 18.4%

		Time Deposits — 0.8%
DKK	110	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 03/03/14	20
SGD	5,135	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/03/14	4,051
USD	124,481	DnB Nor Bank (Oslo) Time Deposit, 1.74%, due 03/03/14	111,081
USD	17,605,926	DnB Nor Bank (Oslo) Time Deposit, 0.06%, due 03/03/14	17,605,926
HKD	419,841	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/03/14	54,101
EUR	44,202	HSBC Bank (London) Time Deposit, 0.02%, due 03/03/14	61,012
USD	11,251,009	STD Charter Bank (London) Time Deposit, 0.06%, due 03/03/14	11,251,009

		Total Time Deposits	29,087,200

		U.S. Government — 17.6%
USD	225,000,000	U.S. Treasury Bill, 0.08%, due 09/18/14 (a)	224,906,625
USD	100,000,000	U.S. Treasury Bill, 0.11%, due 02/05/15 (a)	99,901,100
USD	5,000,000	U.S. Treasury Bill, 0.08%, due 08/21/14 (a)	4,998,220
USD	60,000,000	U.S. Treasury Bill, 0.09%, due 12/11/14 (a)	59,957,520
USD	190,000,000	U.S. Treasury Bill, 0.08%, due 10/16/14 (a)	189,904,240
USD	45,000,000	U.S. Treasury Bill, 0.09%, due 11/13/14 (a)	44,971,290

		Total U.S. Government	624,638,995

		TOTAL SHORT-TERM INVESTMENTS (COST $653,640,421)	653,726,195

		TOTAL INVESTMENTS — 96.9% (Cost $3,365,768,306)	3,449,366,521
		Other Assets and Liabilities (net) — 3.1%	109,543,921

		TOTAL NET ASSETS — 100.0%	$3,558,910,442

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/22/2014	GS	AUD	3,931,000	USD	3,529,385	$33,460
04/22/2014	MSCI	AUD	39,666,000	USD	35,692,855	417,005
04/02/2014	BBH	CHF	11,611,151	USD	12,893,628	(311,412)
04/02/2014	BCLY	CHF	11,999,531	USD	13,286,560	(360,172)
04/02/2014	DB	CHF	20,525,318	USD	22,778,590	(564,282)
03/18/2014	BBH	DKK	4,874,000	USD	892,665	(8,948)
03/18/2014	BCLY	DKK	27,103,000	USD	4,940,133	(73,499)
03/18/2014	BOA	DKK	5,694,000	USD	1,042,400	(10,901)
04/14/2014	BBH	EUR	13,550,000	USD	18,517,471	(185,289)
04/14/2014	BCLY	EUR	26,177,614	USD	35,773,018	(359,353)
04/14/2014	GS	EUR	26,177,614	USD	35,681,528	(450,844)
04/14/2014	JPM	EUR	52,301,772	USD	71,348,258	(842,701)
03/18/2014	BCLY	GBP	24,123,089	USD	39,694,733	(696,282)
03/18/2014	GS	GBP	4,945,000	USD	8,158,943	(120,824)
03/18/2014	JPM	GBP	14,096,089	USD	23,046,627	(555,464)
03/18/2014	MSCI	GBP	28,098,821	USD	46,043,474	(1,004,394)
03/27/2014	BBH	HKD	4,917,000	USD	633,337	(286)
03/27/2014	BCLY	HKD	6,351,000	USD	818,113	(301)
03/27/2014	BOA	HKD	93,552,000	USD	12,058,899	3,431
03/27/2014	GS	HKD	8,954,000	USD	1,154,527	681
03/25/2014	BCLY	JPY	4,983,544,818	USD	47,772,044	(1,201,975)
03/25/2014	BOA	JPY	706,789,000	USD	6,900,215	(45,503)
03/25/2014	DB	JPY	4,619,090,182	USD	44,219,185	(1,173,286)
03/25/2014	JPM	JPY	1,115,695,000	USD	10,895,023	(69,074)
03/18/2014	BBH	NOK	1,354,000	USD	220,295	(5,177)
03/18/2014	DB	NOK	2,798,000	USD	456,652	(9,279)
03/18/2014	GS	NOK	23,035,000	USD	3,746,752	(89,103)
03/11/2014	BBH	NZD	110,000	USD	90,516	(1,663)
03/11/2014	BCLY	NZD	609,100	USD	503,509	(6,913)
03/18/2014	DB	SEK	7,208,000	USD	1,116,669	(7,263)
03/18/2014	GS	SEK	88,943,000	USD	13,731,131	(137,602)
03/18/2014	MSCI	SEK	18,390,000	USD	2,857,181	(10,341)
03/27/2014	BBH	SGD	507,000	USD	397,624	(2,331)
03/27/2014	BOA	SGD	341,000	USD	266,640	(2,364)
03/27/2014	DB	SGD	7,937,000	USD	6,216,536	(44,690)
03/27/2014	GS	SGD	939,000	USD	740,819	74
03/18/2014	BBH	USD	161,668	NOK	1,018,000	7,852
03/27/2014	BOA	USD	251,410	SGD	319,000	238
03/18/2014	DB	USD	3,310,988	GBP	2,032,000	91,335
04/02/2014	DB	USD	1,123,851	CHF	1,017,000	32,755
03/18/2014	MSCI	USD	604,704	SEK	3,947,000	10,745
03/25/2014	MSCI	USD	5,179,000	JPY	525,756,000	(12,319)
03/27/2014	MSCI	USD	418,504	HKD	3,249,000	175

						$(7,766,084)

See accompanying notes to the financial statements.	11

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
88	Amsterdam IDX	March 2014	$9,652,476	$102,490
609	CAC 40	March 2014	36,932,304	(530,004)
103	DAX	March 2014	34,286,648	(1,606,665)
711	FTSE 100	March 2014	80,599,705	(4,073,885)
62	FTSE/MIB	March 2014	8,729,703	(827,450)
69	Hang Seng	March 2014	10,160,420	(263,325)
89	IBEX 35	March 2014	12,339,543	3,852
92	MSCI Singapore	March 2014	5,119,877	22,804
562	OMXS 30	March 2014	11,897,666	(334,490)
19,313	S&P 500 E-Mini Index	March 2014	1,793,791,440	(71,970,620)
229	SPI 200	March 2014	27,636,818	(1,590,595)
617	TOPIX	March 2014	73,674,657	2,316,254

			$2,104,821,257	$(78,751,634)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
85,529,568	USD	3/13/2014	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.04%	$(2,209,926)
43,532,157	USD	3/14/2014	BNP	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.03%	(960,180)
88,199,038	USD	3/24/2014	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.04%	(554,888)
48,515,489	USD	4/3/2014	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.06%	(3,164,894)
145,895,373	USD	5/12/2014	BNP	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.12%	(3,703,934)
233,830,598	USD	5/15/2014	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.11%	(5,153,397)

						$(15,747,219)

				Premiums to (Pay) Receive		$—

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

12	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Global Macro Team at Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) and GMO Singapore Pte. Limited.

Management Discussion and Analysis of Fund Performance

GMO Alternative Asset Opportunity Fund returned +5.6% for the fiscal year ended February 28, 2014, as compared with 0.0% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed its benchmark by 5.6% during the fiscal year.

The Fund added value in equity markets, commodity markets, and currency markets over the fiscal year. The Fund’s net long equity markets allocation added value as global equity markets advanced 21.7% according to the MSCI World Index in U.S. dollars. Short positions in gold and silver added value as precious metal prices fell, while a long position in soybeans added value as prices rose. The Fund’s currency positions contributed positive returns as the Canadian and Australian dollars weakened against the U.S. dollar.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

14

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Alternative Asset Opportunity Fund Class III Shares and the

Citigroup 3 Month Treasury Bill +++ Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

*	The Citigroup 3 Month Treasury Bill +++ Index is a composite benchmark computed by GMO and comprised of 50% Dow Jones-UBS Commodity Index (formerly the Dow Jones-AIG Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index through October 3, 2011 and the Citigroup 3 Month Treasury Bill Index thereafter.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

15

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary(a)

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Futures Contracts**	51.0%
Short-Term Investments	48.6
Forward Currency Contracts	0.2
Debt Obligations	0.1
Other	0.1

100.0%

(a)	GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund. As such, the holdings of GMO Alternative Asset SPC Ltd. have been included with GMO Alternative Asset Opportunity Fund.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Futures concentrations use the net notional contract amounts for purposes of computing asset class exposures. See Schedule of Investments for more information.

**	Some or all is comprised of commodity exposure. See Consolidated Schedule of Investments.

16

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 40.3%

	Affiliated Issuers — 40.3%
791,020	GMO Debt Opportunities Fund, Class VI	2,736,930
26,693,568	GMO U.S. Treasury Fund	667,339,196

	TOTAL MUTUAL FUNDS (COST $670,512,259)	670,076,126

	SHORT-TERM INVESTMENTS — 56.6%

	Money Market Funds — 8.0%
19,066,769	State Street Institutional Liquid Reserves Fund, 0.07% (a) (b)	19,066,769
114,541,357	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	114,541,357

	Total Money Market Funds	133,608,126

	U.S. Government — 48.6%
150,000,000	U.S. Treasury Bill, 0.03%, due 03/20/14 (a) (d) (e)	149,997,228
8,000,000	U.S. Treasury Bill, 0.04%, due 03/13/14 (a) (d)	7,999,893
150,000,000	U.S. Treasury Bill, 0.04%, due 04/03/14 (a) (d)	149,994,957
70,000,000	U.S. Treasury Bill, 0.04%, due 05/01/14 (a) (d)	69,995,730
45,000,000	U.S. Treasury Bill, 0.05%, due 03/06/14 (a) (d) (e)	44,999,656
75,000,000	U.S. Treasury Bill, 0.05%, due 05/08/14 (a) (d)	74,992,425
8,000,000	U.S. Treasury Bill, 0.05%, due 07/17/14 (a) (d)	7,998,336
53,000,000	U.S. Treasury Bill, 0.07%, due 04/10/14 (a) (d)	52,995,583
50,000,000	U.S. Treasury Bill, 0.07%, due 08/21/14 (a) (d)	49,982,200
61,000,000	U.S. Treasury Bill, 0.08%, due 09/18/14 (a) (d)	60,974,685
82,500,000	U.S. Treasury Bill, 0.10%, due 04/17/14 (a) (d) (e)	82,488,678
55,000,000	U.S. Treasury Bill, 0.12%, due 04/24/14 (a) (d)	54,990,100

	Total U.S. Government	807,409,471

	TOTAL SHORT-TERM INVESTMENTS (COST $940,939,504)	941,017,597

	TOTAL INVESTMENTS — 96.9% (Cost $1,611,451,763)	1,611,093,723
	Other Assets and Liabilities (net) — 3.1%	51,095,321

	TOTAL NET ASSETS — 100.0%	$1,662,189,044

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/11/2014	BCLY	AUD	118,100,000	USD	106,478,591	$1,141,782
03/11/2014	CITI	AUD	70,000,000	USD	63,411,600	976,574
03/11/2014	UBS	AUD	12,000,000	USD	10,600,920	(102,227)
03/31/2014	MSCI	AUD	37,700,000	USD	32,984,220	(596,270)
04/14/2014	BCLY	AUD	41,400,000	USD	37,106,820	265,291
04/14/2014	MSCI	AUD	80,800,000	USD	72,543,048	639,774
03/17/2014	CSI	CAD	20,800,000	USD	18,870,441	92,214
03/17/2014	MSCI	CAD	150,000,000	USD	137,466,052	2,046,145
03/31/2014	JPM	CAD	162,300,000	USD	146,111,569	(364,396)
03/17/2014	BCLY	EUR	10,900,000	USD	14,968,043	(77,094)
03/17/2014	CSI	EUR	4,000,000	USD	5,496,700	(24,451)
04/14/2014	MSCI	GBP	11,400,000	USD	19,019,790	(64,256)
04/28/2014	JPM	NZD	32,000,000	USD	26,550,176	(168,251)
03/11/2014	BCLY	USD	23,462,670	AUD	26,000,000	(272,517)
03/17/2014	BCLY	USD	71,006,256	EUR	52,100,000	906,737
03/17/2014	CSI	USD	48,229,684	EUR	35,300,000	494,474
03/17/2014	MSCI	USD	14,435,678	CAD	16,000,000	9,112
03/31/2014	JPM	USD	53,689,267	CAD	59,200,000	(261,188)
03/31/2014	MSCI	USD	7,888,140	AUD	9,000,000	128,423
04/14/2014	MSCI	USD	117,528,125	GBP	71,500,000	2,165,672
04/28/2014	JPM	USD	81,242,000	NZD	98,000,000	583,182
04/28/2014	MSCI	USD	17,728,188	NZD	21,400,000	139,760

						$7,658,490

See accompanying notes to the financial statements.	17

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2014

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
1,514	Australian Government Bond 10 Yr.	March 2014	$158,119,995	$3,703,836
7,514	Euro STOXX 50 Futures	March 2014	324,952,778	17,322,717
2,829	FTSE 100	March 2014	320,947,377	14,674,100
137	S&P 500 Index	March 2014	63,622,800	1,373,146
68	S&P TSE 60 Index	March 2014	9,981,155	260,886
1,957	Soybean (a)	May 2014	138,359,900	11,983,150
3,058	U.S. Treasury Note 10 Yr. (CBT)	June 2014	380,816,562	1,035,983

			$1,396,800,567	$50,353,818

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
1,470	Corn (a)	May 2014	$34,067,250	$(1,130,045)
293	Crude Oil (a)	March 2014	30,058,870	(923,937)
791	Gold 100 OZ (a)	April 2014	104,538,560	(7,556,716)
19	Japanese Government Bond 10 Yr. (TSE)	March 2014	27,024,034	(239,798)
249	Nikkei 225	March 2014	36,396,175	1,033,063
599	SPI 200	March 2014	72,492,722	(3,241,511)

			$304,577,611	$(12,058,944)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

As of February 28, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)	The rate disclosed is the 7 day net yield as of February 28, 2014.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

18	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Benchmark-Free Allocation Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the CPI is included for comparative purposes.

Class III shares of GMO Benchmark-Free Allocation Fund returned +8.0% for the fiscal year ended February 28, 2014, as compared with +1.0% for the CPI.

The Fund’s exposures to U.S. quality equities, currency hedged international value equities, and Japanese equities drove most of the outperformance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

20

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Allocation Fund Class III Shares and the CPI

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .11% on the purchase and .11% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

Prior to January 1, 2012, the Fund served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cash-like benchmark. The returns shown for periods prior to January 1, 2012 are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns for periods prior to January 1, 2012 would have been lower.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

21

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary(a)

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	43.4%
Debt Obligations	21.4
Short-Term Investments	19.2
Futures Contracts	8.2
Preferred Stocks	1.4
Investment Funds	0.3
Loan Participations	0.1
Rights/Warrants	0.0	^
Loan Assignments	0.0	^
Options Purchased	0.0	^
Reverse Repurchase Agreements	(0.0	)^
Swap Contracts	(0.0	)^
Written Options	(0.1)
Forward Currency Contracts	(0.2)
Other	6.3

	100.0%

Country/Region Summary**	% of Investments
United States	40.8%
Emerging***	19.4
United Kingdom	11.0
Germany	6.9
France	6.1
Japan	4.9
Italy	2.6
Spain	2.2
Australia	1.9
Netherlands	0.7
Hong Kong	0.5
Canada	0.4
Finland	0.4
Belgium	0.3
Norway	0.3
Sweden	0.3
Switzerland	0.3
Austria	0.2
Israel	0.2
Singapore	0.2
Denmark	0.1
Ireland	0.1
New Zealand	0.1
Portugal	0.1

100.0%

(a)	GMO Implementation Fund is a 100% owned subsidiary of Benchmark-Free Allocation Fund. As such, the holdings of GMO Implementation Fund have been included with Benchmark-Free Allocation Fund.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only Fund.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds, except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is primarily comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Croatia, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Iraq, Ivory Coast, Korea, Malaysia, Mexico, Pakistan, Panama, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Uruguay, and Venezuela.

^	Rounds to 0.0%.

22

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS (a) — 43.4%

	Australia — 0.5%
4,548,003	Arrium Ltd	6,289,600
392,575	Bank of Queensland Ltd	4,211,343
181,352	Bendigo and Adelaide Bank Ltd	1,804,871
929,114	BlueScope Steel Ltd *	5,118,679
108,836	CSL Ltd	7,028,518
2,287,099	Goodman Fielder Ltd	1,276,698
363,457	Insurance Australia Group Ltd	1,764,814
555,412	Investa Office Fund (REIT)	1,589,627
76,936	Macquarie Group Ltd	3,879,850
2,534,774	Mirvac Group (REIT)	4,001,881
186,107	National Australia Bank Ltd	5,787,729
942,499	Pacific Brands Ltd	472,610
555,148	QBE Insurance Group Ltd	6,381,829
1,769,616	Stockland (REIT)	6,111,369
1,209,243	TABCORP Holdings Ltd	3,834,869
831,461	Tatts Group Ltd	2,171,711
225,866	Westpac Banking Corp	6,778,685

	Total Australia	68,504,683

	Austria — 0.1%
37,650	Erste Group Bank AG	1,332,762
162,770	OMV AG	7,396,374
117,260	Voestalpine AG	5,273,520

	Total Austria	14,002,656

	Belgium — 0.1%
171,885	Ageas	7,862,927
200,632	Belgacom SA	6,035,569
73,032	Delhaize Group	5,244,060
35,496	KBC Groep NV	2,244,835

	Total Belgium	21,387,391

	Brazil — 0.9%
89,000	Aes Tiete SA	562,240
28,600	Ambev SA	206,163
227,900	Ambev SA ADR	1,640,880
152,400	Banco Bradesco SA	1,900,463
2,623,700	Banco do Brasil SA	23,204,236
454,500	Banco Santander Brasil SA	2,221,745
700,600	Banco Santander Brasil SA ADR	3,474,976
357,300	BM&FBOVESPA SA	1,537,711
361,800	BR Malls Participacoes SA	2,772,727
230,500	BR Properties SA	1,671,322
522,000	Brasil Brokers Participacoes SA	1,118,011
298,800	Cia de Saneamento Basico do Estado de Sao Paulo	2,769,876
233,480	Cielo SA	6,333,487

Shares	Description	Value ($)
	Brazil — continued
339,900	Companhia de Saneamento Basico do Estado de Sao Paulo	3,124,216
106,900	Companhia de Saneamento de Minas Gerais-Copasa MG	1,518,845
571,300	Companhia Siderurgica Nacional SA	2,498,364
458,500	Companhia Siderurgica Nacional SA Sponsored ADR	2,040,325
227,400	Cosan Ltd – Class A	2,681,046
166,100	Cosan SA Industria e Comercio	2,458,800
203,900	CPFL Energia SA	1,460,124
73,100	CPFL Energia SA ADR	1,051,178
416,100	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,320,575
250,070	Duratex SA	1,160,944
616,900	EDP-Energias Do Brasil SA	2,351,350
224,700	Equatorial Energia SA	1,901,458
138,200	Gol Linhas Aereas Inteligentes SA ADR *	673,034
148,700	Grendene SA	875,764
201,300	Grupo BTG Pactual	2,343,263
73,980	Klabin SA *	1,829,662
337,600	Light SA	2,374,588
584,900	MRV Engenharia e Participacoes SA	2,028,069
51,300	Multiplan Empreendimentos Imobiliarios SA	1,008,879
166,100	Multiplus SA	1,818,846
86,800	Porto Seguro SA	1,202,426
169,757	Sul America SA	1,085,180
537,100	Tim Participacoes SA	2,631,080
193,600	Tractebel Energia SA	2,742,418
282,100	Transmissora Alianca de Energia Eletrica SA	2,170,379
93,100	Ultrapar Participacoes SA	2,070,651
307,900	Vale SA	4,347,844
1,593,000	Vale SA Sponsored ADR	22,572,810

	Total Brazil	125,755,955

	Canada — 0.2%
894,800	Blackberry Ltd *	8,929,414
226,600	Canadian Natural Resources Ltd	8,292,091
37,000	Canadian Tire Corp Ltd – Class A	3,336,449
266,900	First Quantum Minerals Ltd	5,177,469
34,800	Home Capital Group Inc	2,717,876
54,800	Magna International Inc	4,878,204
59,300	RONA Inc	621,223

	Total Canada	33,952,726

	Chile — 0.0%
2,933,723	Enersis SA	841,713
39,400	Enersis SA Sponsored ADR	560,662
33,940	ENTEL Chile SA	392,002

	Total Chile	1,794,377

See accompanying notes to the financial statements.	23

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Czech Republic — 0.1%
513,700	CEZ AS	13,841,954
55,000	Telefonica 02 Czech Republic AS	836,497

	Total Czech Republic	14,678,451

	Denmark — 0.1%
186	AP Moller-Maersk A/S – Class A	2,271,598
10,019	Carlsberg A/S – Class B	1,055,526
30,629	Danske Bank A/S *	809,984
40,262	Jyske Bank A/S *	2,419,091
104,213	Vestas Wind Systems A/S *	3,753,823

	Total Denmark	10,310,022

	Egypt — 0.1%
1,237,582	Al Ezz Steel Rebars SAE *	3,211,796
166,097	Commercial International Bank	884,643
167,036	EFG-Hermes Holding SAE *	307,582
291,399	Global Telecom Holding *	933,086
407,467	Orascom Telecom Holding SAE *	290,002
2,108,049	Orascom Telecom Media And Technology Holding SAE	424,082
96,773	Sidi Kerir Petrochemicals Co	273,833
395,721	Talaat Moustafa Group *	460,640
541,797	Telecom Egypt Co	1,198,769

	Total Egypt	7,984,433

	Finland — 0.2%
54,397	Fortum Oyj	1,287,908
21,229	Metso Oyj	686,313
46,145	Neste Oil Oyj	987,890
3,211,888	Nokia Oyj *	24,447,895
106,104	Sampo Oyj – Class A	5,368,958
63,592	UPM-Kymmene Oyj	1,153,297

	Total Finland	33,932,261

	France — 3.4%
59,203	Airbus Group NV	4,350,075
645,481	Air France – KLM *	8,866,510
861,443	Alcatel-Lucent *	3,727,696
85,971	Alstom SA	2,313,314
322,620	ArcelorMittal	5,066,333
493,713	AXA	12,859,895
313,664	BNP Paribas	25,620,804
34,488	Bouygues SA	1,388,125
14,594	Cap Gemini SA	1,140,299
131,279	Carrefour SA	4,829,722
75,701	CGG SA *	1,155,930
66,540	Cie Generale des Etablissements Michelin – Class B	8,088,629
95,588	CNP Assurances	2,058,519
179,112	Compagnie de Saint-Gobain	10,740,786

Shares	Description	Value ($)
	France — continued
217,234	Credit Agricole SA *	3,439,332
41,824	Electricite de France	1,659,392
1,237,293	GDF Suez	31,685,713
16,711	L’Oreal SA	2,831,107
24,185	Lafarge SA	1,813,302
2,666,092	Orange	33,251,604
1,085,184	Peugeot SA *	19,114,677
48,427	Publicis Groupe SA	4,595,975
243,158	Renault SA	24,066,511
30,487	Safran SA	2,143,047
441,087	Sanofi	45,877,389
55,319	Schneider Electric SA	4,922,687
406,491	Societe Generale	26,973,214
254,509	Technicolor *	1,708,825
2,281,039	Total SA	147,991,775
37,359	Vallourec SA	2,000,029
62,058	Veolia Environnement SA	1,172,410
180,082	Vinci SA	13,429,717
1,152,906	Vivendi SA	32,875,846

	Total France	493,759,189

	Germany — 2.1%
132,050	Allianz SE (Registered)	23,549,207
113,898	Aurubis AG	6,327,788
225,127	BASF SE	25,876,988
163,145	Bayerische Motoren Werke AG	18,929,295
210,494	Commerzbank AG *	3,803,203
16,965	Continental AG	4,123,420
446,397	Daimler AG (Registered)	41,526,953
363,191	Deutsche Lufthansa AG (Registered) *	9,393,026
265,687	Deutsche Bank AG (Registered)	12,849,800
110,979	Deutsche Post AG (Registered)	4,160,969
1,253,459	Deutsche Telekom AG (Registered)	21,205,120
41,459	Duerr AG	3,459,572
2,651,754	E.ON AG	50,491,222
183,429	Freenet AG	6,193,210
29,693	Hannover Rueck SE	2,525,384
25,116	HeidelbergCement AG	2,066,373
127,195	K+S AG (Registered)	4,294,178
234,787	Kloeckner & Co SE *	3,610,937
27,683	Lanxess AG	2,052,684
20,430	Merck KGaA	3,585,571
138,371	Metro AG *	5,723,275
73,098	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	15,982,241
718,139	RWE AG	28,716,208
75,125	Salzgitter AG	3,167,474
13,951	Volkswagen AG	3,554,963

	Total Germany	307,169,061

24	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Hong Kong — 0.3%
265,772	AAC Technologies Holdings Inc	1,211,139
516,098	Cheung Kong Holdings Ltd	8,103,985
3,058,208	Esprit Holdings Ltd *	5,748,610
379,238	Galaxy Entertainment Group Ltd *	3,817,237
581,052	Link (REIT)	2,702,786
171	Melco International Development Ltd	614
399,600	Sands China Ltd	3,358,105
814,071	Sun Hung Kai Properties Ltd	10,435,196
377,000	Wharf Holdings Ltd (The)	2,643,100
783,500	Yue Yuen Industrial Holdings	2,391,117

	Total Hong Kong	40,411,889

	Hungary — 0.0%
523,501	Magyar Telekom Telecommunications Plc	780,381
180,430	OTP Bank Plc	3,201,651

	Total Hungary	3,982,032

	India — 0.4%
69,687	Aban Offshore Ltd	573,407
794,211	Allahabad Bank	967,931
406,370	Andhra Bank	370,627
319,560	Aurobindo Pharma Ltd	2,712,631
124,829	Bank of Baroda	1,110,925
275,972	Bank of India	767,006
927,243	Bharat Heavy Electricals Ltd	2,527,395
625,373	Cairn India Ltd	3,283,964
319,385	Canara Bank Ltd	1,118,646
252,494	Coal India Ltd	994,352
50,069	GAIL India Ltd	298,662
90,901	HCL Technologies Ltd	2,314,996
30,512	Hero MotoCorp Ltd	966,994
1,386,554	Housing Development & Infrastructure Ltd *	944,429
56,200	ICICI Bank Ltd	953,134
24,800	ICICI Bank Ltd Sponsored ADR	884,864
269,318	Idea Cellular Ltd	565,714
41,571	Infosys Ltd	2,566,498
41,700	Infosys Ltd Sponsored ADR	2,571,639
79,791	Jai Balaji Industries Ltd *	14,101
152,112	Jindal Steel & Power Ltd	586,866
620,331	Karnataka Bank Ltd	1,071,549
33,958	Kiri Industries Ltd *	27,613
58,048	Larsen & Toubro Ltd	1,040,850
112,974	Lupin Ltd (c)	1,819,271
31,715	Maruti Suzuki India Ltd	816,936
1,605,174	NHPC Ltd	465,911
620,397	NMDC Ltd	1,268,314
104,873	NTPC Ltd	190,080
404,127	Oil & Natural Gas Corp Ltd	1,891,630
453,777	Oriental Bank of Commerce	1,235,314

Shares	Description	Value ($)
	India — continued
439,233	Power Finance Corp	1,169,957
333,925	Punjab National Bank Ltd (c)	2,984,420
134,802	Rural Electrification Corp Ltd	422,263
171,689	Sesa Sterlite Ltd	489,961
72,780	Sesa Sterlite Ltd ADR	816,592
72,991	State Bank of India	1,809,212
291,281	Syndicate Bank	381,465
92,363	Tata Consultancy Services Ltd	3,388,739
79,652	Tata Motors Ltd	539,472
14,200	Tata Motors Ltd Sponsored ADR	495,296
403,612	Tata Power Co Ltd	515,995
79,310	Tata Steel Ltd	440,923
191,249	Tech Mahindra Ltd	5,797,954

	Total India	56,174,498

	Indonesia — 0.3%
2,191,800	Adaro Energy Tbk PT	188,553
18,115,600	Astra International Tbk PT	10,875,674
4,905,370	Bank Mandiri Persero Tbk PT	3,861,506
406,500	Bank Negara Indonesia Persero Tbk PT	159,945
4,355,070	Bank Rakyat Indonesia Persero Tbk PT	3,492,827
3,827,200	Bank Tabungan Negara Persero Tbk PT	357,265
2,324,600	Gajah Tunggal Tbk PT	439,942
8,855,100	Global Mediacom Tbk PT	1,670,987
3,079,000	Harum Energy Tbk PT	638,702
397,200	Indo Tambangraya Megah Tbk PT	891,975
825,200	Indosat Tbk PT	285,913
4,028,100	Lippo Karawaci Tbk PT	326,991
4,408,600	Media Nusantara Citra Tbk PT	966,702
404,600	Mitra Adiperkasa Tbk PT	240,711
33,321,900	MNC Investama Tbk PT	935,071
4,724,600	Perusahaan Gas Negara Persero Tbk PT	2,000,447
3,338,000	Ramayana Lestari Sentosa Tbk PT	412,524
189,600	Tambang Batubara Bukit Asam Persero Tbk PT	156,831
40,643,400	Telekomunikasi Indonesia Persero Tbk PT	8,138,206
35,300	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,384,819
2,413,200	XL Axiata Tbk PT	968,027

	Total Indonesia	38,393,618

	Ireland — 0.0%
152,266	Smurfit Kappa Group Plc	4,239,914

	Israel — 0.1%
364,378	Bank Hapoalim BM	1,991,516
1,212,555	Bank Leumi Le-Israel *	4,665,432
31,200	Check Point Software Technologies Ltd *	2,103,504
1,780,793	Israel Discount Bank Ltd – Class A *	3,356,075
208,135	Partner Communications Co Ltd *	1,932,489

	Total Israel	14,049,016

See accompanying notes to the financial statements.	25

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Italy — 1.5%
5,525,585	A2A SPA	7,160,685
204,488	Assicurazioni Generali SPA	4,591,425
91,882	Atlantia SPA	2,325,596
142,035	Azimut Holding SPA	4,734,173
703,127	Banco Popolare Scarl *	1,543,048
9,137,031	Enel SPA	46,822,895
2,631,826	ENI SPA	63,181,196
134,802	Exor SPA	5,474,716
1,296,226	Fiat SPA *	13,534,081
1,071,235	Finmeccanica SPA *	10,512,611
2,649,777	Intesa Sanpaolo SPA	8,195,593
20,792	Italcementi SPA-Di RISP	127,800
2,394,225	Mediaset SPA *	13,725,336
432,244	Mediolanum SPA	3,982,930
90,660	Recordati SPA	1,673,251
114,750	Saipem SPA	2,695,812
16,806,103	Telecom Italia SPA	19,089,500
8,307,609	Telecom Italia SPA-Di RISP	7,273,538
578,877	UniCredit SPA	4,593,863
587,648	UnipolSai SPA *	2,006,082

	Total Italy	223,244,131

	Japan — 2.9%
40,479	Adastria Holdings Co Ltd	939,846
469,600	Aeon Co Ltd	5,754,498
47,100	Alfresa Holdings Corp	2,761,446
109,000	Asahi Glass Co Ltd	600,211
88,000	Asahi Kasei Corp	627,142
62,800	Astellas Pharma Inc	4,082,048
125,900	Bridgestone Corp	4,553,415
312,000	Calsonic Kansei Corp	1,571,135
80,200	Canon Inc	2,502,299
19,500	Central Japan Railway Co	2,275,885
86,800	Chubu Electric Power Co Inc	1,073,835
1,547,935	Cosmo Oil Co Ltd	2,866,259
87,700	CyberAgent Inc	3,863,599
1,360,000	Daikyo Inc	3,006,519
125,700	Daito Trust Construction Co Ltd	11,715,214
449,000	Daiwa Securities Group Inc	4,063,306
234,000	Dena Co Ltd	5,073,049
920,463	DIC Corp	2,535,234
47,000	FujiFilm Holdings Corp	1,355,456
176,700	Fuji Heavy Industries Ltd	4,796,446
76,400	Fuji Oil Co Ltd	1,035,597
205,000	Gunze Ltd	540,829
249,000	Hanwa Co Ltd	1,102,025
1,038,307	Haseko Corp *	6,662,055
116,200	Honda Motor Co Ltd	4,182,394
111,300	Idemitsu Kosan Co Ltd	2,277,931
193,200	INPEX Corp	2,454,931

Shares	Description	Value ($)
	Japan — continued
167,700	IT Holdings Corp	2,897,307
1,226,100	Itochu Corp	15,279,544
24,900	Japan Airlines Co Ltd	1,239,874
245,500	Japan Tobacco Inc	7,819,108
353,500	JFE Holdings Inc	7,215,170
2,260,900	JX Holdings Inc	11,741,985
150,842	K’s Holdings Corp	4,130,710
97,000	Kansai Electric Power Co Inc (The) *	1,084,313
160,700	Kao Corp	5,533,567
3,353,000	Kawasaki Kisen Kaisha Ltd	7,612,654
169,300	KDDI Corp	10,353,646
3,235,000	Kobe Steel Ltd *	4,431,677
49,686	Kohnan Shoji Co Ltd	503,421
864,700	Leopalace21 Corp *	4,224,929
1,329,000	Marubeni Corp	9,343,135
206,004	Medipal Holdings Corp	3,184,511
1,365,100	Mitsubishi Chemical Holdings Corp	6,177,360
862,500	Mitsubishi Corp	16,554,323
284,000	Mitsubishi Gas Chemical Co Inc	1,818,391
631,700	Mitsubishi UFJ Lease & Finance Co Ltd	3,236,444
1,606,000	Mitsui Chemicals Inc	4,163,737
1,819,667	Mitsui Engineer & Shipbuilding Co Ltd	3,770,708
923,100	Mitsui & Co Ltd	14,230,307
1,283,012	Mitsui Mining & Smelting Co Ltd	3,377,390
1,460,134	Mitsui OSK Lines Ltd	6,078,945
1,184,000	NEC Corp	4,003,541
183,500	Net One Systems Co Ltd	1,206,282
301,000	Nichirei Corp	1,305,291
1,232,500	Nippon Light Metal Co Ltd	1,702,429
179,032	Nippon Paper Industries Co Ltd	3,541,423
1,582,000	Nippon Steel Corp	4,635,142
321,600	Nippon Telegraph & Telephone Corp	18,105,781
1,827,000	Nippon Yusen Kabushiki Kaisha	5,852,555
376,241	Nipro Corp	3,319,982
383,300	Nissan Motor Co Ltd	3,421,195
216,000	Nisshinbo Holdings Inc	1,867,694
313,786	North Pacific Bank Ltd	1,184,697
673,329	NTT Docomo Inc	11,222,740
24,400	Okinawa Electric Power Co	818,002
1,558	ORIX JREIT Inc (REIT)	1,974,658
21,300	Otsuka Holdings Co Ltd	655,381
2,566,900	Resona Holdings Inc	13,411,176
250,000	Round One Corp	1,909,763
42,100	Ryohin Keikaku Co Ltd	3,823,386
139,100	Sega Sammy Holdings Inc	3,261,511
108,000	Seino Holdings Co Ltd	1,124,086
22,600	Shimamura Co Ltd	2,047,105
473,400	Showa Shell Sekiyu KK	4,661,406
3,766,500	Sojitz Corp	6,686,855
2,783,200	Sumitomo Mitsui Construction Co Ltd *	2,994,179

26	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Japan — continued
1,063,200	Sumitomo Corp	14,064,826
251,600	Sumitomo Electric Industries Ltd	3,862,049
377,000	Sumitomo Metal Mining Co Ltd	4,935,078
853,000	Sumitomo Mitsui Trust Holdings Inc	4,001,571
96,000	Sumitomo Realty & Development Co Ltd	3,878,837
45,352	Suzuken Co Ltd	1,723,512
158,095	Takeda Pharmaceutical Co Ltd	7,597,551
1,818,400	Tokyo Electric Power Co Inc (The) *	8,504,753
452,000	Tokyo Tatemono Co Ltd	3,691,837
212,000	TonenGeneral Sekiyu KK	1,873,987
1,164,000	Tosoh Corp	4,514,607
314,800	Toyota Tsusho Corp	7,781,684
408,300	UNY Co Ltd	2,429,890
1,733,267	Yamada Denki Co Ltd	5,755,465

	Total Japan	419,627,667

	Malaysia — 0.0%
437,900	AMMB Holdings Berhad	967,965
1,268,492	CIMB Group Holdings Berhad	2,774,115
316,996	Hong Leong Bank Berhad	1,372,611
461,400	Tenaga Nasional Berhad	1,690,825

	Total Malaysia	6,805,516

	Mexico — 0.2%
1,100,100	America Movil SAB de CV	21,308,937
1,937,400	America Movil SAB de CV – Class L	1,873,006
310,800	Cemex SA de CV CPO *	407,814
171,000	Cemex SAB de CV Sponsored ADR *	2,236,680
11,800	Fomento Economico Mexicano SAB de CV	101,122
16,200	Fomento Economico Mexicano SAB de CV Sponsored ADR	1,387,044
647,500	Grupo Financiero Banorte SAB de CV – Class O	4,191,911

	Total Mexico	31,506,514

	Netherlands — 0.3%
1,313,509	Aegon NV	11,840,714
68,126	Corbion NV	1,531,423
17,890	Heineken NV	1,208,002
1,554,635	ING Groep NV *	22,576,507
109,543	Koninklijke Ahold NV	2,041,960
561,364	Koninklijke BAM Groep NV	3,335,844
39,551	Koninklijke DSM NV	2,523,641
456,020	Koninklijke KPN NV *	1,625,272
85,275	SNS REAAL NV * (b)	—
342,000	VimpelCom Ltd Sponsored ADR	3,474,720

	Total Netherlands	50,158,083

	New Zealand — 0.1%
466,481	Chorus Ltd	597,059
375,307	Fletcher Building Ltd	2,967,716

Shares	Description	Value ($)
	New Zealand — continued
2,401,872	Telecom Corp of New Zealand	5,039,654

	Total New Zealand	8,604,429

	Norway — 0.2%
420,393	DNB ASA	7,609,612
342,730	Golden Ocean Group Ltd	750,030
83,254	Petroleum Geo – Services ASA	906,357
706,203	Statoil ASA	18,626,830
72,373	TGS Nopec Geophysical Co ASA	2,279,736
30,614	Yara International ASA	1,241,232

	Total Norway	31,413,797

	Peru — 0.0%
531,655	Companhia de Minas Buenaventura SA ADR	6,698,853

	Philippines — 0.0%
429,760	BDO Unibank Inc	810,185
50,190	GT Capital Holdings Inc	899,913
438,376	Metropolitan Bank & Trust	806,977
6,265	Philippine Long Distance Telephone Co	379,564
10,700	Philippine Long Distance Telephone Co Sponsored ADR	644,140
1,165,900	Puregold Price Club Inc	1,221,213

	Total Philippines	4,761,992

	Poland — 0.2%
1,606,871	Boryszew SA *	298,281
36,777	Jastrzebska Spolka Weglowa SA	628,067
624,329	KGHM Polska Miedz SA	24,182,894
608,266	PGE SA	3,713,083
43,249	Polski Koncern Naftowy Orlen SA	625,820
367,662	Synthos SA	651,984

	Total Poland	30,100,129

	Portugal — 0.1%
2,380,700	EDP-Energias de Portugal SA	10,302,971

	Russia — 1.3%
85,762	Bashneft OAO – Class S	4,787,580
59,633	Gazprom Neft JSC Sponsored ADR	1,185,642
6,553,062	Gazprom OAO Sponsored ADR	50,374,312
772,933	Lukoil OAO Sponsored ADR	42,425,060
38,023	Magnit OJSC GDR	2,124,250
20,246	Mail.ru Group Ltd GDR (Registered Shares)	859,357
46,486	MegaFon OAO GDR	1,346,314
390,785	MMC Norilsk Nickel OJSC ADR	6,623,492
435,800	Mobile Telesystems Sponsored ADR	7,504,476
28,907	NovaTek OAO GDR	3,650,686
2,359,610	Rosneft OJSC GDR (Registered)	15,904,559
19,725,450	Russian Grids OAO *	363,224

See accompanying notes to the financial statements.	27

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Russia — continued
2,244,770	Sberbank Sponsored ADR	23,103,539
53,171	Severstal OAO GDR (Registered Shares)	439,947
123,849	Sistema JSFC Sponsored GDR (Registered Shares)	3,061,321
1,440,162	Surgutneftegas Sponsored ADR	10,932,463
137,537	Tatneft Sponsored ADR	4,956,099
17,570	Uralkali OJSC Sponsored GDR (Registered Shares)	398,631
388,994,452	VTB Bank OJSC	455,123
3,459,627	VTB Bank OJSC GDR (Registered Shares)	7,938,052

	Total Russia	188,434,127

	Singapore — 0.1%
2,431,085	Ezra Holdings Ltd	2,046,814
16,607,000	Golden Agri-Resources Ltd	7,279,922
76,000	Ho Bee Land Ltd	131,473
7,126,000	Noble Group Ltd	5,798,034
511,000	Singapore Technologies Engineering Ltd	1,532,923
996,000	Swiber Holdings Ltd *	511,949
3,752,644	Yangzijiang Shipbuilding Holdings Ltd	3,364,378

	Total Singapore	20,665,493

	South Africa — 0.4%
3,604,210	African Bank Investments Ltd	3,414,081
60,009	Barclays Africa Group Ltd	738,730
68,492	Bidvest Group Ltd	1,609,199
149,418	Capital Property Fund (REIT)	137,021
146,588	Discovery Ltd	1,081,123
29,016	Gold Fields Ltd	110,007
421,414	Gold Fields Ltd Sponsored ADR	1,555,018
170,419	Growthpoint Properties Ltd	370,894
69,149	Investec Ltd	508,920
74,233	Kumba Iron Ore Ltd	3,064,607
239,531	Life Healthcare Group Holdings Ltd	839,067
763,106	MTN Group Ltd	13,939,495
129,043	Naspers Ltd – N Shares	15,501,222
124,800	Sasol Ltd	6,336,450
1,647	Sasol Ltd Sponsored ADR	84,079
200,424	Telkom South Africa Ltd *	580,435
304,886	Vodacom Group Ltd	3,384,950
99,181	Wilson Bayly Holmes-Ovcon Ltd	1,218,073

	Total South Africa	54,473,371

	South Korea — 1.8%
153,320	BS Financial Group Inc	2,286,323
4,551	CJ Corp	544,239
53,889	CJ E & M Corp *	1,956,207
1,627	CJ O Shopping Co Ltd	632,670
36,131	Daelim Industrial Co Ltd	2,990,015
40,590	DGB Financial Group Inc	624,334

Shares	Description	Value ($)
	South Korea — continued
53,607	Dongbu Insurance Co Ltd	2,578,903
83,580	GS Engineering & Construction Corp *	2,829,859
64,388	GS Holdings	2,993,387
281,731	Hana Financial Group Inc	11,020,885
54,330	Hankook Tire WorldwideCo Ltd	1,096,694
47,920	Hanwha Corp	1,618,356
33,321	Hyundai Engineering & Construction	1,826,014
28,933	Hyundai Heavy Industries Co Ltd	5,963,725
70,050	Hyundai Marine & Fire Insurance Co Ltd	1,909,781
4,715	Hyundai Mipo Dockyard	699,669
52,958	Hyundai Mobis	15,551,744
83,432	Hyundai Motor Co	19,168,606
60,010	Hyundai Securities Co Ltd	376,978
3,447	Hyundai Wia Corp	546,103
324,430	Industrial Bank of Korea	4,138,846
195,340	KB Financial Group Inc	7,303,810
334,561	Kia Motors Corp	17,382,543
13,732	Kolon Industries Inc	687,656
9,352	Korea Zinc Co Ltd *	2,979,404
366,210	KT Corp	10,409,425
30,900	KT Corp Sponsored ADR *	435,072
19,531	KT&G Corp	1,430,551
7,549	LG Chem Ltd	1,803,408
44,210	LG Fashion Corp	1,150,918
43,060	LG International Corp	1,145,799
156,480	LG Uplus Corp	1,533,646
57,270	LIG Insurance Co Ltd	1,662,316
7,218	Lotte Chemical Corp *	1,375,674
5,381	Lotte Shopping Co Ltd	1,702,935
4,955	Mando Corp	616,402
85,100	Meritz Fire & Marine Insurance Co Ltd	1,199,941
11,681	Mirae Asset Securities Co Ltd	416,232
2,491	NHN Entertainment Corp *	231,866
12,823	POSCO	3,410,701
22,600	POSCO ADR	1,504,256
18,461	S-Oil Corp	1,132,422
2,634	Samsung Electronics Co Ltd GDR (Registered Shares)	1,658,788
83,339	Samsung Engineering Co Ltd *	5,880,566
10,491	Samsung Fire & Marine Insurance Co Ltd	2,317,461
96,030	Samsung Heavy Industries Co Ltd	2,875,756
15,895	Samsung SDI Co Ltd	2,232,622
18,820	Samsung Card Co	593,108
44,031	Samsung Electronics Co Ltd	55,778,586
11,570	Seah Besteel Corp	261,331
208,670	Shinhan Financial Group Co Ltd	8,707,372
2,983	Shinsegae Co Ltd	630,811
14,054	SK Chemicals Co Ltd	820,368
3,692	SK Gas Co Ltd	263,335
81,629	SK Innovation Co Ltd	10,226,065

28	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	South Korea — continued
58,126	SK Telecom Co Ltd	11,827,796
124,900	SK Telecom Co Ltd ADR	2,795,262
24,153	SK Holdings Co Ltd	4,362,593
65,430	Sungwoo Hitech Co Ltd	932,482
562,360	Woori Finance Holdings Co Ltd *	6,362,501

	Total South Korea	259,395,118

	Spain — 1.2%
18,355	Acciona SA	1,456,811
49,457	ACS Actividades de Construccion y Servicios SA	1,774,076
370,385	Banco Bilbao Vizcaya Argentaria SA	4,575,923
1,914,848	Banco Santander SA	17,284,635
109,705	Enagas	3,187,424
87,438	Gamesa Corp Tecnologica SA *	981,511
573,546	Gas Natural SDG SA	14,688,711
4,515,510	Iberdrola SA	29,908,211
382,752	Indra Sistemas SA	7,010,974
254,874	Mapfre SA	1,052,646
26,183	Red Electrica Corp SA	2,035,810
1,111,382	Repsol YPF SA	27,835,502
4,710,657	Telefonica SA	72,027,414

	Total Spain	183,819,648

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	58,558

	Sweden — 0.2%
201,073	Investor AB	7,154,547
228,354	Nordea Bank AB	3,266,008
328,084	Skandinaviska Enskilda Banken AB – Class A	4,604,232
59,736	Skanska AB – B Shares	1,295,122
146,980	Swedbank AB – Class A	4,142,454
162,324	Tele2 AB – B Shares	2,011,783
900,736	TeliaSonera AB	6,933,443

	Total Sweden	29,407,589

	Switzerland — 0.2%
36,574	Compagnie Financiere Richemont SA – Class A	3,633,454
34,585	Holcim Ltd (Registered)	2,806,180
55,309	Novartis AG (Registered)	4,603,373
16,824	Roche Holding AG (Non Voting)	5,180,109
6,316	Swiss Life Holding AG (Registered)	1,571,002
31,698	Swiss Re AG	2,958,648
2,112	Swisscom AG (Registered)	1,250,014
13,940	Transocean Ltd	587,667
18,396	Zurich Insurance Group AG	5,629,390

	Total Switzerland	28,219,837

Shares	Description	Value ($)
	Taiwan — 1.3%
3,731,000	Acer Inc *	2,230,412
1,620,000	Advanced Semiconductor Engineering Inc	1,610,832
234,000	Advantech Co Ltd	1,483,373
1,501,000	Asustek Computer Inc	14,468,705
909,000	Career Technology MFG Co Ltd	953,432
1,244,000	Catcher Technology Co Ltd	9,065,061
1,764,000	China Petrochemical Development Corp	769,520
914,000	Chipbond Technology Corp	1,569,083
346,000	Chong Hong Construction Co Ltd	962,061
2,481,470	Chunghwa Telecom Co Ltd	7,543,780
500	Chunghwa Telecom Co Ltd ADR	15,125
8,736,000	Compal Electronics Inc	5,910,200
1,565,000	Coretronic Corp	1,566,185
598,000	Delta Electronics Inc	3,344,621
4,526,600	E.Sun Financial Holding Co Ltd	2,856,448
812,000	Elan Microelectronics Corp	1,465,973
1,005,000	Far EasTone Telecommunications Co Ltd	2,035,474
383,062	Flexium Interconnect Inc	1,159,905
1,188,000	Foxconn Technology Co Ltd	2,678,158
656,000	Highwealth Construction Corp	1,337,964
9,223,000	Hon Hai Precision Industry Co Ltd	25,685,672
1,526,000	HTC Corp	6,866,004
355,540	ILI Technology Corp	672,111
205,407	Integrated Memory Logic Ltd	463,291
248,000	Kinsus Interconnect Technology Corp	849,653
1,663,537	Lite-On Technology Corp	2,456,460
309,000	Makalot Industrial Co Ltd	1,698,546
432,022	MediaTek Inc	6,368,761
3,525,976	Mega Financial Holding Co Ltd	2,821,038
566,000	Novatek Microelectronics Corp Ltd	2,610,669
2,357,000	Pegatron Corp	3,180,755
292,000	Phison Electronics Corp	1,955,754
680,000	Pou Chen Corp	912,570
2,418,808	Powertech Technology Inc	3,385,285
2,840,000	Quanta Computer Inc	7,007,091
1,264,020	Radiant Opto-Electronics Corp	5,150,834
718,330	Realtek Semiconductor Corp	2,140,746
80,432	Silicon Motion Technology Corp ADR	1,342,410
734,000	Siliconware Precision Industries Co	927,391
458,000	Simplo Technology Co Ltd	2,069,864
1,173,000	Synnex Technology International Corp	2,008,002
2,768,927	Taishin Financial Holding Co Ltd	1,307,245
890,000	Taiwan Mobile Co Ltd	2,678,042
668,044	Taiwan PCB Techvest Co Ltd	802,502
1,020,800	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	18,445,856
550,000	Taiwan Semiconductor Manufacturing Co Ltd	1,984,017
1,421,085	TPK Holding Co Ltd	8,526,098
1,051,000	Tripod Technology Corp	2,018,913
2,266,000	Unimicron Technology Corp	1,604,415

See accompanying notes to the financial statements.	29

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Taiwan — continued
4,745,522	Wistron Corp	3,953,883
1,376,000	WPG Holdings Co Ltd	1,639,474
604,000	Yungtay Engineering Co Ltd	1,708,582

	Total Taiwan	188,268,246

	Thailand — 0.3%
510,900	Advanced Info Service Pcl (Foreign Registered)	3,312,552
1,254,300	Bangchak Petroleum Pcl (Foreign Registered)	1,108,207
612,060	Bangkok Dusit Medical Service Pcl (Foreign Registered)	2,410,034
6,020,800	Banpu Pcl (Foreign Registered)	4,800,976
458,450	Electricity Generating Pcl (Foreign Registered)	1,808,284
1,169,600	Esso Thailand Pcl (Foreign Registered)	215,640
662,200	Glow Energy Pcl (Foreign Registered)	1,504,973
541,300	Krung Thai Bank Pcl (Foreign Registered)	297,678
1,175,600	PTT Exploration & Production Pcl (Foreign Registered)	5,555,556
977,200	PTT Global Chemical Pcl (Foreign Registered)	2,251,489
1,426,700	PTT Pcl (Foreign Registered)	12,825,070
1,026,200	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (c)	1,465,731
69,700	Ratchaburi Electricity Generating Holding Pcl NVDR	103,723
18,678,400	Sansiri Pcl (Foreign Registered)	1,162,983
594,700	Shin Corp Pcl	1,338,733
130,800	Shin Corp Pcl (Foreign Registered) (c)	294,445
2,217,900	Thai Oil Pcl (Foreign Registered)	3,544,569
3,516,200	Thai Tap Water Supply Pcl (Foreign Registered)	998,204
1,075,400	Thanachart Capital Pcl (Foreign Registered)	1,057,005

	Total Thailand	46,055,852

	Turkey — 0.6%
3,043,423	Akbank TAS	7,840,264
3,034,546	Asya Katilim Bankasi AS *	1,628,588
83,648	Dogus Gayrimenkul Yatirim Ortakligi AS *	181,975
57,243	Dogus Otomotiv Servis ve Ticaret AS	170,833
1,347,618	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,295,543
2,284,339	Emlak Konut Gayrimenkul Yatirim	2,328,507
477,185	Eregli Demir ve Celik Fabrikalari TAS	521,321
395,963	Gubre Fabrikalari TAS *	616,337
689,622	Haci Omer Sabanci Holding AS	2,432,115
1,139,029	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	1,300,468
378,155	KOC Holding AS	1,393,634
164,097	Koza Altin Isletmeleri AS	1,404,514

Shares	Description	Value ($)
	Turkey — continued
1,193,553	Koza Anadolu Metal Madencilik Isletmeleri AS *	1,212,084
122,543	Pegasus Hava Tasimaciligi AS *	1,564,166
915,725	Tekfen Holding AS	1,914,855
32,972	Tofas Turk Otomobil Fabrikasi AS	158,350
138,665	Tupras-Turkiye Petrol Rafineriler AS	2,434,856
547,164	Turk Hava Yollari Anonim Ortakligi	1,623,470
1,288,502	Turk Telekomunikasyon AS	3,453,555
1,326,836	Turkcell Iletisim Hizmetleri AS *	6,891,841
11,300	Turkcell Iletisim Hizmetleri AS ADR *	147,578
5,408,676	Turkiye Garanti Bankasi AS	14,777,315
7,683,571	Turkiye IS Bankasi – Class C	14,167,806
672,506	Turkiye Sise ve Cam Fabrikalari AS	685,927
4,169,755	Turkiye Vakiflar Bankasi TAO – Class D	6,196,483
1,982,131	Turkiye Halk Bankasi AS	9,681,339
4,211,782	Yapi ve Kredi Bankasi AS	6,280,244

	Total Turkey	92,303,968

	United Kingdom — 4.4%
67,801	Admiral Group Plc	1,627,744
241,618	Amlin Plc	1,817,429
275,271	Ashtead Group Plc	4,033,248
1,076,368	AstraZeneca Plc	73,168,522
1,158,688	Aviva Plc	9,212,194
2,094,418	BAE Systems Plc	14,376,537
1,181,398	Balfour Beatty Plc	6,303,010
3,379,119	Barclays Plc	14,234,767
640,876	Barratt Developments Plc	4,716,536
280,781	BG Group Plc	5,108,453
349,611	BHP Billiton Plc	11,266,856
11,842,697	BP Plc	100,083,288
1,324,757	BT Group Plc	9,111,455
114,731	Bunzl Plc	3,019,869
142,105	Cape Plc	677,284
224,213	Catlin Group Ltd	1,991,551
503,561	Centrica Plc	2,689,258
582,931	Cobham Plc	2,910,107
259,060	Darty Plc	501,930
1,025,491	Debenhams Plc	1,297,584
4,324,528	Dixons Retail Plc *	3,720,879
351,597	Drax Group Plc	4,745,335
40,288	Eurasia Drilling Co Ltd GDR	1,197,837
453,240	Evraz Plc *	530,806
1,981,929	FirstGroup Plc *	4,683,794
255,065	GlaxoSmithKline Plc	7,144,276
474,126	Glencore Xstrata Plc	2,610,894
78,958	Globaltrans Investment Plc Sponsored GDR	1,024,624
1,046,705	Home Retail Group Plc	3,435,408
849,075	HSBC Holdings Plc	8,961,146
427,956	Imperial Tobacco Group Plc	17,456,166

30	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United Kingdom — continued
313,353	Inchcape Plc	3,290,696
80,278	InterContinental Hotels Group Plc	2,610,957
306,417	Intermediate Capital Group Plc	2,306,577
45,968	JD Wetherspoon Plc	627,603
158,211	J Sainsbury Plc	906,967
128,497	Lancashire Holdings Ltd	1,578,613
1,797,323	Legal & General Group Plc	7,227,916
4,584,210	Lloyds Banking Group Plc *	6,330,804
3,696,594	Man Group Plc	6,404,388
471,473	Marks & Spencer Group Plc	3,968,828
84,497	Micro Focus International Plc	1,107,478
239,366	National Express Group Plc	1,218,073
61,331	Next Plc	6,913,825
73,006	Pearson Plc	1,236,350
398,881	Prudential Plc	9,031,760
68,981	Reckitt Benckiser Group Plc	5,674,658
360,871	Rio Tinto Plc	20,692,584
228,220	Rolls-Royce Holdings Plc *	3,813,941
1,011,151	Royal Bank of Scotland Group Plc *	5,537,040
2,082,750	Royal Dutch Shell Plc A Shares (London)	75,822,692
1,557,256	Royal Dutch Shell Plc B Shares (London)	60,581,161
1,063,184	RSA Insurance Group Plc	1,731,846
270,358	Scottish & Southern Energy Plc	6,347,401
384,495	Spirit Pub Co Plc	535,562
508,882	Standard Life Assurance Plc	3,320,572
2,590,224	Tesco Plc	14,263,402
2,756,240	Thomas Cook Group Plc *	8,536,126
792,623	TUI Travel Plc	5,931,127
11,392,655	Vodafone Group Plc	47,472,771
601,269	William Hill Plc	3,997,164
264,237	WM Morrison Supermarkets Plc	1,039,779
283,731	WPP Plc	6,214,360

	Total United Kingdom	649,931,808

	United States — 17.2%
415,700	3M Co.	56,007,261
1,207,000	Abbott Laboratories	48,014,460
270,090	Accenture Plc – Class A	22,512,002
155,000	Adobe Systems, Inc. *	10,634,550
61,800	Allergan, Inc.	7,848,600
282,700	Amgen, Inc.	35,060,454
11,400	Amphenol Corp. – Class A	1,003,428
84,600	Analog Devices, Inc.	4,299,372
48,600	Apollo Education Group, Inc. *	1,619,838
66,300	Apple, Inc.	34,889,712
278,600	Baxter International, Inc.	19,362,700
128,900	Becton, Dickinson and Co.	14,851,858
178,400	Bed Bath & Beyond, Inc. *	12,099,088
35,000	Biogen Idec, Inc. *	11,923,800
282,300	Bristol-Myers Squibb Co.	15,179,271

Shares	Description	Value ($)
	United States — continued
11,100	Brown-Forman Corp. – Class B	930,180
102,300	CA, Inc.	3,427,050
26,700	Cerner Corp. *	1,638,579
32,800	CH Robinson Worldwide, Inc.	1,701,008
730,000	Chevron Corp.	84,190,900
63,800	Church & Dwight Co., Inc.	4,337,124
4,954,100	Cisco Systems, Inc.	107,999,380
58,200	Citrix Systems, Inc. *	3,494,910
130,700	Coach, Inc.	6,379,467
2,237,100	Coca-Cola Co. (The)	85,457,220
87,200	Cognizant Technology Solutions Corp. – Class A*	9,074,032
627,900	Colgate-Palmolive Co.	39,450,957
40,700	Copa Holdings SA – Class A	5,513,222
134,600	Costco Wholesale Corp.	15,721,280
134,000	Covidien Plc	9,641,300
12,300	CR Bard, Inc.	1,773,168
124,500	CTC Media, Inc.	1,314,720
56,000	CVS Caremark Corp.	4,095,840
250,200	Danaher Corp.	19,137,798
10,100	Deckers Outdoor Corp. *	750,935
34,000	Dover Corp.	3,206,200
435,600	eBay, Inc. *	25,600,212
381,500	Eli Lilly & Co.	22,741,215
1,153,900	EMC Corp.	30,428,343
415,700	Emerson Electric Co.	27,128,582
14,500	Expeditors International of Washington, Inc.	572,895
1,138,600	Express Scripts Holding Co. *	85,747,966
85,300	Exxon Mobil Corp.	8,211,831
14,600	F5 Networks, Inc. *	1,640,164
208,700	General Mills, Inc.	10,441,261
71,000	Genuine Parts Co.	6,254,390
97,400	Gilead Sciences, Inc. *	8,063,746
16,800	Global Payments, Inc.	1,181,544
111,000	Google, Inc. – Class A *	134,937,150
24,600	Hasbro, Inc.	1,356,936
5,100	Henry Schein, Inc. *	607,104
40,000	Herbalife Ltd.	2,664,000
959,000	Hewlett-Packard Co.	28,654,920
5,900	Hubbell, Inc. – Class B	705,286
49,100	Humana, Inc.	5,521,786
183,900	Illinois Tool Works, Inc.	15,171,750
698,300	International Business Machines Corp.	129,304,211
126,500	Intuit, Inc.	9,885,975
2,800	Intuitive Surgical, Inc. *	1,245,524
1,351,800	Johnson & Johnson	124,527,816
680,800	JPMorgan Chase & Co.	38,683,056
68,500	Kimberly-Clark Corp.	7,558,975
60,000	Laboratory Corp. of America Holdings *	5,612,400
44,400	Linear Technology Corp.	2,079,696

See accompanying notes to the financial statements.	31

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United States — continued
119,400	Lorillard, Inc.	5,857,764
54,500	Mastercard, Inc. – Class A	4,235,740
106,800	Mattel, Inc.	3,984,708
14,100	McCormick & Co., Inc. (Non Voting)	936,240
247,800	McDonald’s Corp.	23,578,170
575,800	Medtronic, Inc.	34,121,908
58,900	Merck & Co., Inc.	3,356,711
15,200	Micros Systems, Inc. *	843,752
3,360,100	Microsoft Corp.	128,725,431
126,500	Monsanto Co.	13,917,530
105,400	NetApp, Inc.	4,259,214
322,800	Nike, Inc. – Class B	25,275,240
42,100	Occidental Petroleum Corp.	4,063,492
10,300	Oceaneering International, Inc.	737,274
3,250,600	Oracle Corp.	127,130,966
10,200	Pall Corp.	877,200
86,200	Paychex, Inc.	3,599,712
705,400	PepsiCo, Inc.	56,481,378
421,800	Pfizer, Inc.	13,543,998
1,540,200	Philip Morris International, Inc.	124,617,582
8,200	Polaris Industries, Inc.	1,099,046
38,700	Precision Castparts Corp.	9,979,956
1,479,800	Procter & Gamble Co. (The)	116,401,068
796,100	Qualcomm, Inc.	59,938,369
12,300	Ralph Lauren Corp.	1,981,284
79,800	Reynolds American, Inc.	4,056,234
27,400	Rockwell Automation, Inc.	3,365,816
8,900	Rockwell Collins, Inc.	734,606
5,500	Roper Industries, Inc.	745,910
12,700	Sigma-Aldrich Corp.	1,199,007
203,100	Southern Copper Corp.	6,196,581
100,600	St. Jude Medical, Inc.	6,772,392
195,900	Stryker Corp.	15,719,016
347,100	Sysco Corp.	12,502,542
129,100	Target Corp.	8,073,914
35,600	Teradata Corp. *	1,634,752
9,400	Tiffany & Co.	876,550
116,400	TJX Cos, Inc. (The)	7,153,944
13,600	Tupperware Brands Corp.	1,068,960
230,404	United Technologies Corp.	26,961,876
597,600	UnitedHealth Group, Inc.	46,176,552
21,500	Urban Outfitters, Inc. *	804,960
13,200	Varian Medical Systems, Inc. *	1,106,556
549,317	Verizon Communications, Inc.	25,981,016
78,200	VF Corp.	4,581,738
34,600	Visa, Inc. – Class A	7,817,524
816,500	Wal-Mart Stores, Inc.	60,992,550
10,900	Waters Corp. *	1,214,260
167,500	WellPoint, Inc.	15,173,825
862,900	Wells Fargo & Co.	40,055,818

Shares	Description	Value ($)
	United States — continued
15,300	WW Grainger, Inc.	3,901,806
84,900	Xilinx, Inc.	4,431,780
163,300	Zimmer Holdings, Inc.	15,324,072

	Total United States	2,535,238,688

	TOTAL COMMON STOCKS (COST $5,998,340,846)	6,389,978,557

	PREFERRED STOCKS (a) — 1.4%

	Brazil — 0.9%
394,600	AES Tiete SA	2,926,264
511,090	Banco Bradesco SA	5,960,502
643,610	Banco Bradesco SA ADR	7,562,417
384,200	Banco do Estado do Rio Grande do Sul SA – Class B	1,869,907
232,350	Bradespar SA	2,115,866
38,500	Braskem SA – Class A	265,519
95,000	Companhia de Transmissao de Energia Eletrica Paulista	1,027,881
866,039	Companhia Energetica de Minas Gerais Sponsored ADR	5,014,366
215,200	Companhia Energetica de Sao Paulo – Class B	2,065,101
151,200	Companhia Paranaense de Energia – Class B	1,629,982
113,300	Companhia Paranaense de Energia ADR	1,220,241
1,268,427	Companhia Energetica de Minas Gerais	7,276,330
734,100	Eletropaulo Metropolitana SA	2,515,246
606,900	Gerdau SA	3,744,576
335,700	Gerdau SA ADR	2,098,125
193,200	Gol Linhas Aereas Inteligentes SA	916,848
724,360	Itau Unibanco Holding SA	9,675,264
734,360	Itau Unibanco Holding SA ADR	9,781,675
3,161,770	Itausa-Investimentos Itau SA	11,469,799
361,100	Metalurgica Gerdau SA	2,761,435
2,746,400	Oi SA	4,215,625
504,700	Petroleo Brasileiro SA (Petrobras)	2,932,119
110,200	Petroleo Brasileiro SA Sponsored ADR	1,284,932
263,000	Telefonica Brasil SA	4,833,961
354,000	Telefonica Brasil SA ADR	6,602,100
109,700	Tim Participacoes SA ADR	2,713,978
268,200	Usinas Siderrurgicas de Minas Gerais SA	1,118,842
2,313,200	Vale SA	28,772,475
253,300	Vale SA Sponsored ADR	3,163,717

	Total Brazil	137,535,093

	Germany — 0.3%
117,684	Porsche Automobil Holding SE	12,360,802
100,215	Volkswagen AG	26,049,987

	Total Germany	38,410,789

32	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value ($)	Description	Value ($)
	Russia — 0.1%
1,062,224	Sberbank	2,225,578
13,576,425	Surgutneftegaz OJSC	10,150,075
1,265	Transneft	2,852,451

	Total Russia	15,228,104

	South Korea — 0.1%
21,705	Hyundai Motor Co	2,948,203
20,199	Hyundai Motor Co	2,612,767
4,490	Samsung Electronics Co Ltd (Non-Voting)	4,474,913

	Total South Korea	10,035,883

	TOTAL PREFERRED STOCKS (COST $215,248,501)	201,209,869

	RIGHTS/WARRANTS (a) — 0.0%

	Brazil — 0.0%
48,548	Itausa-Investimentos Itau SA Rights, Expires 03/26/14 *	45,551

	TOTAL RIGHTS/WARRANTS (COST $0)	45,551

	INVESTMENT FUNDS (a) — 0.3%

	Thailand — 0.0%
1,497,140	BTS Rail Mass Transit Growth Infrastructure Fund	435,179
3,853,600	TRUE Telecommunication Growth Infrastructure Fund *	1,145,745

	Total Thailand	1,580,924

	United States — 0.3%
1,003,972	iShares MSCI Emerging Markets ETF	39,636,815

	TOTAL INVESTMENT FUNDS (COST $40,515,482)	41,217,739

	DEBT OBLIGATIONS (a) — 13.0%

	United States — 13.0%
	Bank Loans — 0.0%
380,447	Caesars Entertainment Corp. Term Loan B1, 3.24%, due 01/28/15	378,070
777,270	Caesars Entertainment Corp. Term Loan B3, 3.22%, due 01/28/15	767,554

	Total Bank Loans	1,145,624

	CMBS Collateralized Debt Obligations — 0.0%
1,599,400	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52 *	1,599

Par Value ($) / Shares	Description	Value ($)
	United States — continued
	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	514,500

	U.S. Government — 13.0%
27,735,120	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (d)	33,212,806
398,973,372	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (d)	475,058,791
32,261,700	U.S. Treasury Inflation Indexed Note, 0.50%, due 04/15/15 (d)	33,053,112
279,443,928	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (d)	300,904,383
441,318,015	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/23 (d)	431,353,937
651,678,143	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (d)	646,077,621

	Total U.S. Governement	1,919,660,650

	TOTAL DEBT OBLIGATIONS (COST $1,912,196,021)	1,921,322,373

	MUTUAL FUNDS — 31.0%

	United States — 31.0%
	Affiliated Issuers
85,866,298	GMO Alpha Only Fund, Class IV	2,059,932,497
36,483,110	GMO Alternative Asset Opportunity Fund	1,174,026,482
233,887,148	GMO Debt Opportunities Fund, Class VI	809,249,532
53,457,551	GMO Emerging Country Debt Fund, Class IV	521,745,697

	TOTAL MUTUAL FUNDS (COST $4,534,947,766)	4,564,954,208

	SHORT-TERM INVESTMENTS (a) — 10.8%

	Money Market Funds — 1.5%
224,983,835	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (e)	224,983,835

	U.S. Government — 9.3%
40,600,000	U.S. Treasury Bill, 0.03%, due 05/15/14 (f)	40,597,726
90,000,000	U.S. Treasury Bill, 0.08%, due 09/18/14 (f) (g)	89,962,650
107,000,000	U.S. Treasury Bill, 0.05%, due 05/29/14 (f) (g)	106,987,053
150,000,000	U.S. Treasury Bill, 0.10%, due 04/03/14 (f) (g)	149,985,563
59,373,700	U.S. Treasury Bill, 0.06%, due 04/03/14 (f) (g)	59,370,563
86,000,000	U.S. Treasury Bill, 0.07%, due 03/13/14 (f) (g)	85,997,993
524,700,000	U.S. Treasury Bill, 0.05%, due 04/10/14 (f) (g)	524,668,395
157,000,000	U.S. Treasury Bill, 0.05%, due 07/03/14 (f)	156,973,467
113,300,000	U.S. Treasury Bill, 0.05%, due 07/17/14 (f)	113,276,434

See accompanying notes to the financial statements.	33

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	U.S. Government — continued
44,048,000	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (d)	44,306,077

	Total U.S. Government	1,372,125,921

	TOTAL SHORT-TERM INVESTMENTS (COST $1,596,910,758)	1,597,109,756

	TOTAL INVESTMENTS — 99.9% (Cost $14,298,159,374)	14,715,838,053
	Other Assets and Liabilities (net) — 0.1%	9,099,769

	TOTAL NET ASSETS — 100.0%	$14,724,937,822

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts (a)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/22/2014	MSCI	AUD	77,041,000	USD	69,324,188	$802,807
03/10/2014	JPM	CAD	39,930,000	USD	37,186,916	1,132,184
04/02/2014	BBH	CHF	19,502,219	USD	21,638,574	(540,592)
04/02/2014	BCLY	CHF	19,544,870	USD	21,621,030	(606,642)
04/02/2014	DB	CHF	39,116,910	USD	43,411,171	(1,075,071)
03/18/2014	BCLY	DKK	28,124,000	USD	5,126,233	(76,267)
03/18/2014	MSCI	DKK	10,409,000	USD	1,898,149	(27,352)
04/14/2014	BCLY	EUR	203,284,529	USD	277,798,473	(2,789,791)
04/14/2014	GS	EUR	268,790,529	USD	366,181,524	(4,822,941)
04/14/2014	JPM	EUR	406,153,942	USD	554,061,077	(6,542,480)
03/18/2014	BCLY	GBP	144,169,425	USD	236,676,708	(4,716,954)
03/18/2014	JPM	GBP	98,400,425	USD	160,881,350	(3,877,849)
03/18/2014	MSCI	GBP	196,149,149	USD	321,415,201	(7,012,003)
03/25/2014	BCLY	JPY	24,802,623,868	USD	237,491,876	(6,246,610)
03/25/2014	DB	JPY	24,761,932,132	USD	237,049,379	(6,289,224)
03/18/2014	GS	NOK	132,627,000	USD	21,576,256	(509,395)
03/18/2014	MSCI	NOK	30,074,000	USD	4,837,379	(170,680)
03/11/2014	BCLY	NZD	9,084,000	USD	7,507,356	(104,766)
03/18/2014	DB	SEK	17,422,000	USD	2,677,774	(38,832)
03/18/2014	GS	SEK	151,459,000	USD	23,382,428	(234,518)
03/27/2014	DB	SGD	25,363,000	USD	19,865,190	(142,816)
03/18/2014	DB	USD	94,153,208	GBP	57,634,000	2,347,713
03/25/2014	BCLY	USD	84,559,532	JPY	8,610,824,000	60,112
03/27/2014	MSCI	USD	1,857,009	SGD	2,354,000	(18)
04/02/2014	BCLY	USD	55,631,262	CHF	50,009,000	1,242,158

						$(40,239,827)

Written Options (a)

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	5,646	03/21/2014	Euro STOXX 50, Strike 3,125	$3,846,204	$(3,033,138)
Put	521	03/21/2014	Euro STOXX 50, Strike 3,150	454,451	(360,281)
Put	31	03/21/2014	FTSE 100, Strike 6,650	54,761	(16,643)
Put	646	03/21/2014	FTSE 100, Strike 6,825	1,062,038	(1,059,125)
Put	61	03/21/2014	FTSE 100, Strike 6,800	110,723	(86,682)
Put	3	03/28/2014	Hang Seng, Strike 22,200	7,203	(3,336)
Put	84	03/28/2014	Hang Seng, Strike 22,400	198,495	(121,802)
Put	758	03/14/2014	Nikkei 225, Strike 14,500	2,415,103	(971,975)
Put	1,159	03/22/2014	S&P 500, Strike 1,840	2,838,289	(1,471,930)
Put	102	03/22/2014	S&P 500, Strike 1,845	234,251	(155,040)
Put	12	03/22/2014	S&P 500, Strike 1,830	33,259	(12,960)
Put	795	03/20/2014	S&P ASX 200, Strike 5,300	246,408	(175,547)
Put	87	03/21/2014	S&P TSX 60, Strike 800	6,284	(2,671)

				$11,507,469	$(7,471,130)

34	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2014

As of February 28, 2014, for the above contracts and/ or agreements, the Fund had sufficient cash and/ or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

*	Non-income producing security.

(a)	All or a portion of this security or derivative is owned by GMO Implementation Fund, which is a 100% owned subsidiary of GMO Benchmark-Free Allocation Fund.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(d)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(e)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

(g)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

See accompanying notes to the financial statements.	35

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Benchmark-Free Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the CPI is included for comparative purposes.

GMO Benchmark-Free Fund returned +9.7% for the fiscal year ended February 28, 2014, as compared with +1.0% for the CPI.

The Fund’s exposures to U.S. quality equities, currency hedged international equities, and Japanese equities drove most of the outperformance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

36

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Fund Class III Shares and the CPI

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .14% on the purchase and .14% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

37

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	53.6%
Debt Obligations	24.4
Short-Term Investments	11.5
Futures Contracts	4.5
Preferred Stocks	1.7
Investment Funds	0.4
Loan Participations	0.1
Rights/Warrants	0.0 ^
Loan Assignments	0.0 ^
Options Purchased	0.0 ^
Swap Contracts	(0.0)^
Reverse Repurchase Agreements	(0.1)
Written Options	(0.1)
Forward Currency Contracts	(0.4)
Other	4.4

100.0%

Country/Region Summary**	% of Investments
United States	50.5%
Emerging***	17.8
United Kingdom	7.7
France	5.4
Germany	5.0
Japan	4.1
Italy	2.2
Spain	2.0
Australia	1.3
Netherlands	0.6
Hong Kong	0.5
Sweden	0.5
Canada	0.4
Belgium	0.3
Finland	0.3
Norway	0.3
Israel	0.2
New Zealand	0.2
Singapore	0.2
Austria	0.1
Denmark	0.1
Ireland	0.1
Portugal	0.1
Switzerland	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds, except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is primarily comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Croatia, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Iraq, Ivory Coast, Korea, Malaysia, Mexico, Pakistan, Panama, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Uruguay, and Venezuela.

^	Rounds to 0.0%.

38

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
8,695,960	GMO Alpha Only Fund, Class IV	208,616,077
5,979,331	GMO Alternative Asset Opportunity Fund	192,414,859
27,280,212	GMO Asset Allocation Bond Fund, Class VI	671,093,221
46,759,953	GMO Currency Hedged International Equity Fund, Class III	1,016,093,779
51,555,005	GMO Debt Opportunities Fund, Class VI	178,380,316
19,933,466	GMO Emerging Country Debt Fund, Class IV	194,550,630
50,826,511	GMO Emerging Markets Fund, Class VI	515,889,087
25,942,110	GMO Risk Premium Fund, Class VI	274,986,361
930,632	GMO Special Situations Fund, Class VI	24,336,040
5,350,790	GMO Strategic Fixed Income Fund, Class VI	87,645,942
54,737,465	GMO U.S. Core Equity Fund, Class VI	942,031,777
2,464,314	GMO U.S. Treasury Fund	61,607,857

	TOTAL MUTUAL FUNDS (COST $4,442,361,082)	4,367,645,946

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
64,228	State Street Eurodollar Time Deposit, 0.01%, due 03/03/2014	64,228

	TOTAL SHORT-TERM INVESTMENTS (COST $64,228)	64,228

	TOTAL INVESTMENTS — 100.0% (Cost $4,442,425,310)	4,367,710,174
	Other Assets and Liabilities (net) — (0.0%)	(52,151)

	TOTAL NET ASSETS — 100.0%	$4,367,658,023

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

See accompanying notes to the financial statements.	39

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Asset Allocation Fund returned +10.9% for the fiscal year ended February 28, 2014, as compared with +11.7% for the Fund’s benchmark, the GMO Global Asset Allocation Index (65% MSCI ACWI [All Country World Index] Index and 35% Barclays U.S. Aggregate Index).

Underlying fund implementation detracted approximately 0.5% in terms of relative performance.

Asset allocation detracted 0.3% from relative performance. The Fund’s underweight to equities overall and, in particular, U.S. equities during a strong market rally, was the largest contributor to underperformance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

40

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Asset Allocation Fund Class III Shares and the

GMO Global Asset Allocation Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .11% on the purchase and .11% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Global Asset Allocation Index is comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI ex USA and 35% Barclays U.S. Aggregate Index through 3/31/2007, and 65% MSCI ACWI (All CountryWorld Index) and 35% Barclays U.S. Aggregate Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

41

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	53.9%
Debt Obligations	22.5
Short-Term Investments	10.9
Futures Contracts	5.4
Preferred Stocks	1.3
Investment Funds	0.3
Loan Participations	0.1
Options Purchased	0.0	^
Rights/Warrants	0.0	^
Loan Assignments	0.0	^
Forward Currency Contracts	(0.0	)^
Swap Contracts	(0.0	)^
Written Options	(0.0	)^
Reverse Repurchase Agreements	(0.1)
Other	5.7

	100.0%

Country/Region Summary**	% of Investments
United States	50.7%
Emerging***	13.9
United Kingdom	8.9
France	6.1
Germany	5.6
Japan	3.8
Italy	2.6
Spain	2.2
Australia	1.4
Sweden	0.9
Netherlands	0.6
Canada	0.5
Hong Kong	0.5
Finland	0.4
New Zealand	0.4
Norway	0.4
Belgium	0.3
Austria	0.2
Israel	0.2
Singapore	0.2
Denmark	0.1
Ireland	0.1
Portugal	0.1
Switzerland	(0.1)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds, except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is primarily comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Croatia, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Iraq, Ivory Coast, Korea, Malaysia, Mexico, Pakistan, Panama, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Uruguay, and Venezuela.

^	Rounds to 0.0%.

42

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.8%

	Affiliated Issuers — 99.8%
20,916,044	GMO Alpha Only Fund, Class IV	501,775,894
8,816,008	GMO Alternative Asset Opportunity Fund	283,699,150
27,206,564	GMO Asset Allocation Bond Fund, Class VI	669,281,486
58,730,895	GMO Debt Opportunities Fund, Class VI	203,208,896
19,541,205	GMO Emerging Country Debt Fund, Class IV	190,722,157
43,989,654	GMO Emerging Markets Fund, Class VI	446,494,991
55,491,175	GMO International Equity Fund, Class IV	1,465,521,943
12,326,773	GMO Risk Premium Fund, Class VI	130,663,795
1,010,533	GMO Special Situations Fund, Class VI	26,425,429
14,740,146	GMO Strategic Fixed Income Fund, Class VI	241,443,599
64,014,852	GMO U.S. Core Equity Fund, Class VI	1,101,695,599
3,705,516	GMO U.S. Treasury Fund	92,637,902

	TOTAL MUTUAL FUNDS (COST $5,119,024,272)	5,353,570,841

	DEBT OBLIGATIONS — 0.2%

	Asset-Backed Securities — 0.2%
	Airlines — 0.0%
382,371	Aircraft Finance Trust, Series 99-1A, Class A1,144A, 1 mo. LIBOR + .48%, 0.63%, due 05/15/24	171,111

	Business Loans — 0.0%
211,105	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.15%, due 05/28/39	102,492
211,105	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.45%, due 05/28/39	86,553
241,592	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.15%, due 02/28/40	176,435
124,646	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 02/25/30	116,626
100,814	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 09/25/30	93,253

	Total Business Loans	575,359

	CMBS — 0.0%
268,026	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.28%, due 12/15/20	265,345

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52	500
455,531	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.49%, due 05/25/46	432,754

	Total CMBS Collateralized Debt Obligations	433,254

	Insured Business Loans — 0.0%
120,829	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.60%, due 10/25/30	96,664

	Insured Other — 0.1%
410,103	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 09/15/41	393,395
418,085	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 12/15/41	402,749
100,000	Toll Road Investment Part II, Series 1999B, 144A, NPG, Zero Coupon, due 02/15/30	33,350
900,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	185,220

	Total Insured Other	1,014,714

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.0%
44,048	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.58%, due 07/25/34	42,286
53,415	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.54%, due 12/25/33	51,011
112,707	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.38%, due 11/25/35	106,509

	Total Insured Residential Asset-Backed Securities (United States)	199,806

	Insured Residential Mortgage-Backed Securities (United States) ¿ — 0.0%
10,298	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.50%, due 10/25/34	9,122
25,265	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.49%, due 01/25/35	21,412
115,183	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.39%, due 10/25/34	104,310

See accompanying notes to the financial statements.	43

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Insured Residential Mortgage-Backed Securities (United States) ¿ — continued
6,309	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.71%, due 08/15/30	5,236
7,376	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.60%, due 06/25/34	6,805
2,243	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.45%, due 12/25/32	2,075

	Total Insured Residential Mortgage-Backed Securities (United States)	148,960

	MBS Collateralized Debt Obligations — 0.0%
46,349	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 02/26/34	40,679

	Residential Asset-Backed Securities (United States) ¿ — 0.1%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.55%, due 01/25/35	35,551
62,591	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.44%, due 02/25/36	25,036
595,984	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.34%, due 10/25/36	305,442
19,027	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.25%, due 06/25/36	10,750
287,725	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 04/25/36	261,830
88,954	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.48%, due 09/25/35	44,477
229,751	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	88,454
294,033	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.50%, due 06/25/36	111,732
118,222	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.25%, due 01/25/37	67,091
97,882	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.23%, due 11/25/36	38,663
352,893	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.56%, due 05/25/37	22,938
1,238,506	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 07/25/36	536,041

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
223,199	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.27%, due 09/25/36	90,396
231,611	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 06/25/36	87,506
90,363	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.27%, due 11/25/36	73,854
276,493	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.36%, due 11/25/36	129,343
45,032	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.48%, due 02/25/37	40,700
1,056,900	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.36%, due 02/25/37	964,421
193,311	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.32%, due 06/25/36	190,218
2,120	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.70%, due 04/25/33	2,093
348,166	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 12/25/36	165,379
695,131	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.30%, due 02/25/37	660,374
17,449	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.46%, due 04/25/34	13,529
84,183	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.35%, due 05/25/36	8,287
46,302	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.26%, due 08/25/36	19,700
540,214	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.32%, due 08/25/36	222,838
61,359	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.44%, due 01/20/35	60,247
332,019	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 06/25/36	172,650
656,986	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 08/25/36	243,085
414,168	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.32%, due 10/25/36	238,147

44	See accompanying notes to the financial statements.

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
170,733	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.48%, due 03/25/36	35,000
46,481	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.96%, due 08/25/34	43,867
262,350	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 11/25/36	123,305
459,071	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 06/25/37	275,443
90,032	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.36%, due 01/25/36	87,925
9,608	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.74%, due 11/25/35	9,512
433,088	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.56%, due 06/25/37	225,206

	Total Residential Asset-Backed Securities (United States)	5,731,030

	Residential Mortgage-Backed Securities (United States) — 0.0%
15,818	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.46%, due 08/25/35	13,406

	Student Loans — 0.0%
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.49%, due 01/25/24	682,500

	Total Asset-Backed Securities	9,372,828

	U.S. Government Agency — 0.0%
7,488	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.43%, due 05/01/14 (a)	7,475

	TOTAL DEBT OBLIGATIONS (COST $9,069,496)	9,380,303

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Short-Term Investments — 0.0%
177,904	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (b)	177,904

	Total Short-Term Investments (COST $177,904)	177,904

	TOTAL SHORT-TERM INVESTMENTS (COST $177,904)	177,904

	TOTAL INVESTMENTS — 100.0% (Cost $5,128,271,672)	5,363,129,048
	Other Assets and Liabilities (net) — (0.0%)	(215,650)

	TOTAL NET ASSETS — 100.0%	$5,362,913,398

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

See accompanying notes to the financial statements.	45

GMO Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Developed Equity Allocation Fund returned +21.7% for the fiscal year ended February 28, 2014, as compared with +21.7% for the Fund’s benchmark, the MSCI World Index.

Underlying fund implementation detracted modestly from relative performance as U.S. Flexible Equities underperformed its benchmark.

Asset allocation added modestly to relative performance, driven mostly by the tilt to value in international equities and the overweight to Japanese equities.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

46

GMO Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Developed Equity Allocation Fund (formerly GMO World Opportunities Equity Allocation Fund) Class III Shares

and the MSCI World Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

47

GMO Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.7%
Preferred Stocks	1.8
Short-Term Investments	0.7
Investment Funds	0.3
Swap Contracts	0.0 ^
Rights/Warrants	0.0 ^
Forward Currency Contracts	(0.1)
Other	0.6

100.0%

Country/Region Summary**	% of Investments
United States	41.6%
United Kingdom	11.4
Emerging***	9.9
France	8.8
Japan	7.3
Germany	6.2
Italy	3.9
Spain	3.3
Australia	1.2
Netherlands	0.8
Hong Kong	0.7
Canada	0.6
Finland	0.6
Norway	0.6
Sweden	0.5
Switzerland	0.5
Belgium	0.4
Singapore	0.4
Austria	0.3
Israel	0.3
Denmark	0.2
New Zealand	0.2
Portugal	0.2
Ireland	0.1

100.0%

*	The table above shows indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

***	The “Emerging” exposure is primarily comprised of: China, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

^	Rounds to 0.0%.

48

GMO Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
15,341,521	GMO Emerging Markets Fund, Class VI	155,716,435
29,417,039	GMO International Equity Fund, Class IV	776,904,002
38,259,226	GMO U.S. Core Equity Fund, Class VI	658,441,285

	TOTAL MUTUAL FUNDS (COST $1,399,187,773)	1,591,061,722

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
28,469	State Street Eurodollar Time Deposit, 0.01%, due 03/03/2014	28,469

	TOTAL SHORT-TERM INVESTMENTS (COST $28,469)	28,469

	TOTAL INVESTMENTS — 100.0% (Cost $1,399,216,242)	1,591,090,191
	Other Assets and Liabilities (net) — (0.0%)	(30,056)

	TOTAL NET ASSETS — 100.0%	$1,591,060,135

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

See accompanying notes to the financial statements.	49

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Equity Allocation Fund returned +17.6% for the fiscal year ended February 28, 2014, as compared with +18.2% for the Fund’s benchmark, the MSCI ACWI (All Country World Index) Index.

Underlying fund implementation detracted 1.5% from relative performance as GMO U.S. Flexible Equities Fund underperformed the Russell 3000 Index and GMO Emerging Markets Fund underperformed the S&P/IFCI Composite Index.

Asset allocation contributed modestly to relative performance, adding 0.9%. The Fund’s overweights to international value stocks and to Japanese equities in particular were the major contributors.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

50

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Equity Allocation Fund Class III Shares and the MSCI ACWI +

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .11% on the purchase and .11% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI ACWI + represents 75% S&P 500 Index and 25% MSCI ACWI ex-USA prior to May 30, 2008 and MSCI ACWI thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

51

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.2%
Preferred Stocks	2.1
Short-Term Investments	0.7
Investment Funds	0.4
Swap Contracts	0.0 ^
Rights/Warrants	0.0 ^
Forward Currency Contracts	(0.1)
Other	0.7

100.0%

Country/Region Summary**	% of Investments
United States	40.3%
Emerging***	13.0
United Kingdom	11.0
France	8.5
Japan	7.0
Germany	5.9
Italy	3.8
Spain	3.1
Australia	1.2
Netherlands	0.8
Hong Kong	0.7
Canada	0.6
Finland	0.6
Norway	0.6
Sweden	0.5
Switzerland	0.5
Belgium	0.4
Singapore	0.4
Austria	0.2
Denmark	0.2
Israel	0.2
New Zealand	0.2
Portugal	0.2
Ireland	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

***	The “Emerging” exposure is primarily comprised of: China, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

^	Rounds to 0.0%.

52

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
37,708,432	GMO Emerging Markets Fund, Class VI	382,740,582
52,467,187	GMO International Equity Fund, Class IV	1,385,658,404
68,458,186	GMO U.S. Core Equity Fund, Class VI	1,178,165,377

	TOTAL MUTUAL FUNDS (COST $2,775,773,014)	2,946,564,363

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
53,232	State Street Eurodollar Time Deposit, 0.01%, due 03/03/2014	53,232

	TOTAL SHORT-TERM INVESTMENTS (COST $53,232)	53,232

	TOTAL INVESTMENTS — 99.9% (Cost $2,775,826,246)	2,946,617,595
	Other Assets and Liabilities (net) — 0.1%	1,701,328

	TOTAL NET ASSETS — 100.0%	$2,948,318,923

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

See accompanying notes to the financial statements.	53

GMO International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Developed Equity Allocation Fund returned +25.0% for the fiscal year ended February 28, 2014, as compared with +19.3% for the Fund’s benchmark, the MSCI EAFE Index.

Underlying fund implementation added 5.1% to relative performance, as GMO International Equity Fund and GMO Flexible Equities Fund both outperformed their respective benchmarks during the period.

Asset allocation added 0.6% to relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

54

GMO International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Developed Equity Allocation Fund

(formerly GMO International Opportunities Equity Allocation Fund) Class III Shares and the

MSCI EAFE Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

55

GMO International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.2%
Preferred Stocks	2.4
Short-Term Investments	0.9
Investment Funds	0.3
Swap Contracts	0.0 ^
Rights/Warrants	0.0 ^
Forward Currency Contracts	(0.1)
Other	0.3

100.0%

Country/Region Summary**	% of Investments
United Kingdom	21.1%
France	16.1
Japan	13.6
Germany	11.4
Emerging***	9.9
Italy	7.2
Spain	6.0
Australia	2.2
Netherlands	1.6
Hong Kong	1.3
Canada	1.1
Finland	1.1
Norway	1.1
Sweden	1.0
Switzerland	0.9
United States	0.9
Belgium	0.7
Singapore	0.7
Austria	0.5
Israel	0.5
Portugal	0.4
Denmark	0.3
New Zealand	0.3
Ireland	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

***	The “Emerging” exposure is primarily comprised of: China, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

^	Rounds to 0.0%.

56

GMO International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
11,102,115	GMO Emerging Markets Fund, Class VI	112,686,463
39,295,036	GMO International Equity Fund, Class IV	1,037,781,904

	TOTAL MUTUAL FUNDS (COST $971,316,387)	1,150,468,367

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
53,360	State Street Eurodollar Time Deposit, 0.01%, due 03/03/2014	53,360

	TOTAL SHORT-TERM INVESTMENTS (COST $53,360)	53,360

	TOTAL INVESTMENTS — 100.0% (Cost $971,369,747)	1,150,521,727
	Other Assets and Liabilities (net) — (0.0%)	(30,173)

	TOTAL NET ASSETS — 100.0%	$1,150,491,554

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

See accompanying notes to the financial statements.	57

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Equity Allocation Fund returned +16.2% for the fiscal year ended February 28, 2014, as compared with +12.2% for the MSCI ACWI (All Country World Index) ex-USA Index.

Underlying fund implementation added 2.0%. GMO International Equity Fund, GMO International Growth Equity Fund, and GMO Flexible Equities Fund all outperformed their respective benchmarks.

Asset allocation added 1.9% to relative performance. The Fund’s exposure to international value stocks drove most of the outperformance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

58

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Equity Allocation Fund Class III Shares and the

MSCI ACWI ex USA

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

59

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.5%
Preferred Stocks	3.7
Short-Term Investments	0.9
Investment Funds	0.8
Swap Contracts	0.0 ^
Rights/Warrants	0.0 ^
Forward Currency Contracts	(0.1)
Other	0.2

100.0%

Country/Region Summary**	% of Investments
Emerging***	23.0%
United Kingdom	18.2
France	13.8
Japan	11.6
Germany	9.7
Italy	6.2
Spain	5.1
Australia	1.9
Netherlands	1.3
Hong Kong	1.1
Finland	1.0
Canada	0.9
Norway	0.9
Sweden	0.8
Switzerland	0.8
United States	0.8
Belgium	0.6
Singapore	0.6
Austria	0.4
Israel	0.4
Denmark	0.3
Portugal	0.3
New Zealand	0.2
Ireland	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

***	The “Emerging” exposure is primarily comprised of: China, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

^	Rounds to 0.0%.

60

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
40,273,523	GMO Emerging Markets Fund, Class VI	408,776,259
52,311,828	GMO International Equity Fund, Class IV	1,381,555,377

	TOTAL MUTUAL FUNDS (COST $1,582,894,273)	1,790,331,636

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
21,076	State Street Eurodollar Time Deposit, 0.01%, due 03/03/2014	21,076

	TOTAL SHORT-TERM INVESTMENTS (COST $21,076)	21,076

	TOTAL INVESTMENTS — 100.0% (Cost $1,582,915,349)	1,790,352,712
	Other Assets and Liabilities (net) — (0.0%)	(35,203)

	TOTAL NET ASSETS — 100.0%	$1,790,317,509

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

See accompanying notes to the financial statements.	61

GMO Special Situations Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Special Situations Fund returned +3.0% for the fiscal year ended February 28, 2014, as compared with +0.0% for the Citigroup 3 Month Treasury Bill Index.

During the fiscal year the Fund was exposed to currency positions, Japanese interest rates, a short on China-related stocks, and dividend swaps. The Australian dollar short position was a major contributor to positive performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

62

GMO Special Situations Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Special Situations Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from July 31, 2007 to August 13, 2007, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

63

GMO Special Situations Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Mutual Funds	67.6%
Short-Term Investments	27.8
Debt Obligations	4.7
Other	(0.1)

100.0%

64

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 4.7%

	Convertible Debt — 4.7%
	Bank Loans — 4.7%
1,521,789	Caesars Entertainment Corp. Term Loan B1, 3.24%, due 01/28/15	1,512,278
3,109,080	Caesars Entertainment Corp. Term Loan B3, 3.22%, due 01/28/15	3,070,216

	Total Bank Loans	4,582,494

	TOTAL DEBT OBLIGATIONS (COST $4,585,639)	4,582,494

	MUTUAL FUNDS — 67.6%

	Affiliated Issuers — 67.6%
2,601,494	GMO U.S. Treasury Fund	65,037,346

	TOTAL MUTUAL FUNDS (COST $65,042,716)	65,037,346

	SHORT-TERM INVESTMENTS — 27.8%

	Short-Term Investments — 27.8%
26,726,435	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	26,726,435

	Total Short-Term Investments (Cost $26,726,435)	26,726,435

	TOTAL SHORT-TERM INVESTMENTS (COST $26,726,435)	26,726,435

	TOTAL INVESTMENTS — 100.1% (Cost $96,354,790)	96,346,275
	Other Assets and Liabilities (net) — (0.1%)	(111,025)

	TOTAL NET ASSETS — 100.0%	$96,235,250

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

See accompanying notes to the financial statements.	65

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Strategic Opportunities Allocation Fund returned +17.2% for the fiscal year ended February 28, 2014, as compared with +16.0% for the Fund’s benchmark, the GMO Strategic Opportunities Allocation Index (75% MSCI World Index and 25% Barclays U.S. Aggregate Index).

Underlying fund implementation detracted 0.5% from the relative performance.

Asset allocation added 1.7% to relative performance with the decisions to underweight bonds and to overweight international value stocks driving the outperformance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

66

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Strategic Opportunities Allocation Fund Class III Shares and the

GMO Strategic Opportunities Allocation Index

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .06% on the purchase and .06% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

*	The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

67

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	69.9%
Debt Obligations	22.9
Short-Term Investments	3.0
Preferred Stocks	1.7
Investment Funds	0.4
Loan Participations	0.1
Rights/Warrants	0.0	^
Loan Assignments	0.0	^
Options Purchased	0.0	^
Futures Contracts	0.0	^
Swap Contracts	0.0	^
Written Options	0.0	^
Reverse Repurchase Agreements	0.0	^
Forward Currency Contracts	0.0	^
Other	2.0

	100.0%

Country/Region Summary**	% of Investments
United States	47.4%
Emerging***	15.3
United Kingdom	8.8
France	6.8
Japan	5.6
Germany	4.8
Italy	2.9
Spain	2.5
Australia	1.1
Netherlands	0.7
Hong Kong	0.6
Sweden	0.5
Canada	0.4
Finland	0.4
Norway	0.4
Belgium	0.3
Singapore	0.3
Switzerland	0.3
Austria	0.2
Israel	0.2
New Zealand	0.2
Denmark	0.1
Ireland	0.1
Portugal	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is primarily comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Croatia, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Iraq, Ivory Coast, Korea, Malaysia, Mexico, Pakistan, Panama, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Uruguay, and Venezuela.

^	Rounds to 0.00%.

68

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
15,092,349	GMO Asset Allocation Bond Fund, Class VI	371,271,791
26,258,660	GMO Debt Opportunities Fund, Class VI	90,854,965
10,874,403	GMO Emerging Country Debt Fund, Class IV	106,134,175
26,647,936	GMO Emerging Markets Fund, Class VI	270,476,553
32,933,402	GMO International Equity Fund, Class IV	869,771,136
7,149,789	GMO Risk Premium Fund, Class VI	75,787,760
1,252,927	GMO Strategic Fixed Income Fund, Class VI	20,522,948
37,657,910	GMO U.S. Core Equity Fund, Class VI	648,092,634

	TOTAL MUTUAL FUNDS (COST $2,254,337,771)	2,452,911,962

	DEBT OBLIGATIONS — 0.1%

	Asset-Backed Securities — 0.1%
	Business Loans — 0.0%
562,948	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.45%, due 05/28/39	230,808
342,767	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 09/25/30	317,060

	Total Business Loans	547,868

	CMBS — 0.0%
146,196	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.28%, due 12/15/20	144,734

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.0%
34,679	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.38%, due 11/25/35	32,772

	Residential Asset-Backed Securities (United States) ¿ — 0.1%
373,346	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	143,738
228,392	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.23%, due 11/25/36	90,215
133,920	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.27%, due 09/25/36	54,238
971,971	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.36%, due 02/25/37	886,923
6,359	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.70%, due 04/25/33	6,280

Shares / Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
1,112,209	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.30%, due 02/25/37	1,056,598

	Total Residential Asset-Backed Securities (United States)	2,237,992

	Total Asset-Backed Securities	2,963,366

	TOTAL DEBT OBLIGATIONS (COST $2,741,040)	2,963,366

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
118,588	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	118,588

	TOTAL SHORT-TERM INVESTMENTS (COST $118,588)	118,588

	TOTAL INVESTMENTS — 100.0% (Cost $2,257,197,399)	2,455,993,916
	Other Assets and Liabilities (net) — (0.0%)	(130,483)

	TOTAL NET ASSETS — 100.0%	$2,455,863,433

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 70.

See accompanying notes to the financial statements.	69

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2014

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBA - British Banks Association

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security.

CBT - Chicago Board of Trade

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MSCI - Morgan Stanley Capital International

NPG - National Public Guarantee Corp.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

Counterparty Abbreviations:

BBH - Brown Brothers

Harriman & Co.

BCLY - Barclays Bank plc

BNP - BNP Paribas

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSI - Credit Suisse International

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

UBS - UBS AG

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

70	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014

	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund	Consolidated Benchmark- Free Allocation Fund	Benchmark- Free Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$—	$670,076,126	$4,564,954,208	$4,367,645,946
Investments in unaffiliated issuers, at value (Note 2)(b)	3,449,366,521	941,017,597	10,150,883,845	64,228
Foreign currency, at value (Note 2)(c)	—	—	4,702,628	—
Receivable for investments sold	64,998	—	2,094,090	490,203,047
Receivable for Fund shares sold	14,398,433	—	98,124,831	9,995,350
Dividends and interest receivable	10,528,719	48,258	27,638,282	3,002
Foreign taxes receivable	34,168	—	2,794,595	—
Unrealized appreciation on open forward currency contracts (Note 4)	597,751	9,589,140	5,584,974	—
Receivable for foreign currency sold	29	—	—	—
Due from broker (Note 2)	116,735,702	43,841,515	—	—
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	217,398	187,802	2,713,090	10,920
Receivable for variation margin on open futures contracts (Note 4)	—	2,438,050	—	—
Miscellaneous receivable	—	—	60,740	14,013

Total assets	3,591,943,719	1,667,198,488	14,859,551,283	4,867,936,506

Liabilities:
Payable for investments purchased	—	32,521	70,642,942	500,143,613
Payable for Fund shares repurchased	—	—	564,543	71,798
Accrued capital gain taxes payable (Note 2)	—	—	525,901	—
Payable to affiliate for (Note 5):
Management fee	1,337,486	883,155	7,099,180	—
Supplemental support fee – Class MF	—	—	676,515	—
Shareholder service fee	268,855	189,246	530,487	—
Payable for variation margin on open futures contracts (Note 4)	3,149,265	307,557	—	—
Payable for foreign currency purchased	169	—	—	—
Unrealized depreciation on open forward currency contracts (Note 4)	8,363,835	1,930,650	45,824,801	—
Due to broker (Note 2)	3,819,666	1,522,106	266,063	—
Payable for open OTC swap contracts (Note 4)	15,747,219	—	—	—
Written options outstanding, at value (Note 4)(d)	—	—	7,471,130	—
Payable to agents unaffiliated with the Manager	392	112	2,744	448
Payable to Trustees and related expenses	4,719	3,516	31,400	6,134
Accrued expenses	341,671	140,581	977,755	56,490

Total liabilities	33,033,277	5,009,444	134,613,461	500,278,483

Net assets	$3,558,910,442	$1,662,189,044	$14,724,937,822	$4,367,658,023

(a) Cost of investments – affiliated issuers:	$—	$670,512,259	$4,534,947,766	$4,442,361,082
(b) Cost of investments – unaffiliated issuers:	$3,365,768,306	$940,939,504	$9,763,211,608	$64,228
(c) Cost of foreign currency:	$—	$—	$4,681,377	$—
(d) Premiums on written options:	$—	$—	$11,507,469	$—

See accompanying notes to the financial statements.	71

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund	Consolidated Benchmark- Free Allocation Fund	Benchmark- Free Fund
Net assets consist of:
Paid-in capital	$4,140,615,352		$14,187,632,204	$3,998,805,168
Accumulated undistributed net investment income	16,120,478		75,817,285	13,231,590
Distributions in excess of net investment income	—		—	—
Accumulated net realized gain (loss)	(579,052,964)		80,335,215	430,336,401
Net unrealized appreciation (depreciation)	(18,772,424)		381,153,118	(74,715,136)

	$3,558,910,442		$14,724,937,822	$4,367,658,023

Net assets attributable to:
Class III shares	$35,392,424	$1,662,189,044	$3,109,509,158	$4,367,658,023

Class IV shares	$3,523,518,018	$—	$2,511,905,584	$—

Class MF shares	$—	$—	$9,103,523,080	$—

Shares outstanding:
Class III	1,476,172	51,652,184	114,850,075	197,750,315

Class IV	146,853,880	—	92,823,628	—

Class MF	—	—	336,268,580	—

Net asset value per share:
Class III	$23.98	$32.18	$27.07	$22.09

Class IV	$23.99	$—	$27.06	$—

Class MF	$—	$—	$27.07	$—

72	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	Global Asset Allocation Fund	Global Developed Equity Allocation Fund*	Global Equity Allocation Fund	International Developed Equity Allocation Fund**
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$5,353,570,841	$1,591,061,722	$2,946,564,363	$1,150,468,367
Investments in unaffiliated issuers, at value (Note 2)(b)	9,558,207	28,469	53,232	53,360
Receivable for investments sold	3,099,975	—	—	2,005
Receivable for Fund shares sold	289,581	—	79,686,650	500
Dividends and interest receivable	6,385	—	—	—
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	26,767	8,960	11,760	8,512
Miscellaneous receivable	3,540	—	514	—

Total assets	5,366,555,296	1,591,099,151	3,026,316,519	1,150,532,744

Liabilities:
Payable for investments purchased	4,514	—	77,581,679	—
Payable for Fund shares repurchased	3,508,720	—	362,524	2,505
Payable to agents unaffiliated with the Manager	588	168	308	112
Payable to Trustees and related expenses	7,540	2,275	4,141	1,584
Accrued expenses	120,536	36,573	48,944	36,989

Total liabilities	3,641,898	39,016	77,997,596	41,190

Net assets	$5,362,913,398	$1,591,060,135	$2,948,318,923	$1,150,491,554

Net assets consist of:
Paid-in capital	$5,010,658,393	$1,324,544,040	$2,602,676,076	$1,164,227,156
Accumulated undistributed net investment income	16,296,066	3,732,016	5,755,420	—
Distributions in excess of net investment income	—	—	—	(1,590)
Accumulated net realized gain (loss)	101,101,563	70,910,130	169,096,078	(192,885,992)
Net unrealized appreciation	234,857,376	191,873,949	170,791,349	179,151,980

	$5,362,913,398	$1,591,060,135	$2,948,318,923	$1,150,491,554

Net assets attributable to:
Class III shares	$5,362,913,398	$1,591,060,135	$2,948,318,923	$1,150,491,554

Shares outstanding:
Class III	454,588,426	63,644,248	312,620,566	63,938,242

Net asset value per share:
Class III	$11.80	$25.00	$9.43	$17.99

(a) Cost of investments – affiliated issuers:	$5,119,024,272	$1,399,187,773	$2,775,773,014	$971,316,387
(b) Cost of investments – unaffiliated issuers:	$9,247,400	$28,469	$53,232	$53,360

*	Formerly World Opportunities Equity Allocation Fund.
**	Formerly International Opportunities Equity Allocation Fund.

See accompanying notes to the financial statements.	73

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2014 — (Continued)

	International Equity Allocation Fund	Special Situations Fund	Strategic Opportunities Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$1,790,331,636	$65,037,346	$2,452,911,962
Investments in unaffiliated issuers, at value (Note 2)(b)	21,076	31,308,929	3,081,954
Foreign currency, at value (Note 2)(c)	—	67	—
Receivable for investments sold	—	—	1,032
Receivable for Fund shares sold	449,100	—	15,828,870
Dividends and interest receivable	—	16,916	1,316
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	9,072	12,296	14,084
Miscellaneous receivable	900	—	9,466

Total assets	1,790,811,784	96,375,554	2,471,848,684

Liabilities:
Payable for investments purchased	450,000	3,169	15,789,893
Payable for Fund shares repurchased	—	—	91,274
Payable to affiliate for (Note 5):
Management fee	—	27,319	—
Shareholder service fee	—	4,284	—
Payable to agents unaffiliated with the Manager	196	28	252
Payable to Trustees and related expenses	2,578	479	3,454
Accrued expenses	41,501	105,025	100,378

Total liabilities	494,275	140,304	15,985,251

Net assets	$1,790,317,509	$96,235,250	$2,455,863,433

Net assets consist of:
Paid-in capital	$1,642,020,853		$2,126,069,037
Accumulated undistributed net investment income	1,499,735		4,602,250
Distributions in excess of net investment income	—		—
Accumulated net realized gain (loss)	(60,640,442)		126,395,629
Net unrealized appreciation	207,437,363		198,796,517

	$1,790,317,509		$2,455,863,433

Net assets attributable to:
Class III shares	$1,790,317,509	$3,044,491	$2,455,863,433

Class VI shares	$—	$93,190,759	$—

Shares outstanding:
Class III	157,478,955	117,032	104,825,324

Class VI	—	3,563,537	—

Net asset value per share:
Class III	$11.37	$26.01	$23.43

Class VI	$—	$26.15	$—

(a) Cost of investments – affiliated issuers:	$1,582,894,273	$65,042,716	$2,254,337,771
(b) Cost of investments – unaffiliated issuers:	$21,076	$31,312,074	$2,859,628
(c) Cost of foreign currency:	$—	$67	$—

74	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2014

	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund	Consolidated Benchmark- Free Allocation Fund	Benchmark- Free Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$64,256,606	$660,072	$65,600,050	$110,727,559
Dividends from unaffiliated issuers (Net of withholding tax)(a)	26,559,850	7,393	151,428,770	—
Interest	320,864	222,811	2,725,496	6

Total investment income	91,137,320	890,276	219,754,316	110,727,565

Expenses:
Management fee (Note 5)	16,993,837	11,288,705	60,739,219	—
Shareholder service fee – Class III (Note 5)	60,249	2,419,008	3,120,265	—
Shareholder service fee – Class IV (Note 5)	3,358,602	—	1,440,801	—
Supplemental support fee – Class MF (Note 5)	—	—	5,823,521	—
Audit and tax fees	68,974	93,674	274,714	29,005
Custodian and fund accounting agent fees	486,039	280,993	4,839,400	54,264
Legal fees	69,778	50,848	283,165	71,981
Registration fees	5,422	—	10,939	—
Transfer agent fees	42,584	—	—	—
Trustees fees and related expenses (Note 5)	36,106	33,590	156,393	42,953
Miscellaneous	36,202	24,221	90,200	17,392

Total expenses	21,157,793	14,191,039	76,778,617	215,595
Fees and expenses reimbursed and/or waived by Manager (Note 5)	(695,161)	(2,068,353)	(5,375,425)	(166,710)
Expense reductions (Note 2)	(3)	—	(2,845)	(213)
Indirectly incurred fees waived or borne by Manager (Note 5)	(9,733,952)	—	(16,515,429)	—
Supplemental support fee waived – Class MF (Note 5)	—	—	(2,311,447)	—
Shareholder service fee waived (Note 5)	(1,715,506)	—	(1,388,970)	—

Net expenses	9,013,171	12,122,686	51,184,501	48,672

Net investment income (loss)	82,124,149	(11,232,410)	168,569,815	110,678,893

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(b)	822,941	(3,761)	246,152,740	—
Investments in affiliated issuers	504,369,481	75,963	(6,748,320)	156,388,087
Realized gain distributions from affiliated issuers (Note 10)	89,940,448	231,125	25,764,586	374,036,715
Futures contracts	(531,437,492)	42,173,594	4,279,099	—
Written options	—	—	35,271,311	—
Swap contracts	(124,580,322)	—	2,399,249	—
Foreign currency, forward contracts and foreign currency related transactions	16,562,391	30,669,484	(7,836,091)	—

Net realized gain (loss)	(44,322,553)	73,146,405	299,282,574	530,424,802

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(c)	82,097,123	85,309	274,847,783	—
Investments in affiliated issuers	(188,649,856)	102,959	6,293,457	(257,856,290)
Futures contracts	65,514,553	26,016,137	1,771,838	—
Written options	—	—	2,966,259	—
Swap contracts	(17,469,509)	—	(1,052,432)	—
Foreign currency, forward contracts and foreign currency related transactions	(15,470,236)	3,751,233	(50,506,554)	—

Net unrealized gain (loss)	(73,977,925)	29,955,638	234,320,351	(257,856,290)

Net realized and unrealized gain (loss)	(118,300,478)	103,102,043	533,602,925	272,568,512

Net increase (decrease) in net assets resulting from operations	$(36,176,329)	$91,869,633	$702,172,740	$383,247,405

(a) Withholding tax:	$91,134	$—	$7,393,458	$—
(b) Foreign capital gains tax on realized gains:	$—	$—	$515,203	$—
(c) Foreign capital gains tax on unrealized appreciation:	$—	$—	$525,901	$—

See accompanying notes to the financial statements.	75

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2014 — (Continued)

	Global Asset Allocation Fund	Global Developed Equity Allocation Fund*	Global Equity Allocation Fund	International Developed Equity Allocation Fund**
Investment Income:
Dividends from affiliated issuers (Note 10)	$117,118,760	$41,158,941	$80,807,481	$34,755,690
Interest	1,515,963	4	9	5

Total investment income	118,634,723	41,158,945	80,807,490	34,755,695

Expenses:
Audit and tax fees	86,539	23,724	23,777	23,714
Custodian, fund accounting agent and transfer agent fees	64,876	52,416	60,728	58,984
Legal fees	87,741	29,968	52,314	18,798
Registration fees	4,774	2,388	2,481	368
Trustees fees and related expenses (Note 5)	52,427	16,360	27,922	11,017
Miscellaneous	34,795	15,339	20,729	11,899

Total expenses	331,152	140,195	187,951	124,780
Fees and expenses reimbursed and/or waived by Manager (Note 5)	(271,459)	(121,645)	(156,108)	(112,302)
Expense reductions (Note 2)	(946)	(25)	(219)	(119)

Net expenses	58,747	18,525	31,624	12,359

Net investment income (loss)	118,575,976	41,140,420	80,775,866	34,743,336

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,817,588	—	—	—
Investments in affiliated issuers	123,825,806	86,659,552	100,966,476	83,803,889
Realized gain distributions from affiliated issuers (Note 10)	229,732,029	118,285,921	192,973,273	10,141,256

Net realized gain (loss)	357,375,423	204,945,473	293,939,749	93,945,145

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(517,458)	—	—	—
Investments in affiliated issuers	47,760,448	59,492,452	53,407,849	109,855,087

Net unrealized gain (loss)	47,242,990	59,492,452	53,407,849	109,855,087

Net realized and unrealized gain (loss)	404,618,413	264,437,925	347,347,598	203,800,232

Net increase (decrease) in net assets resulting from operations	$523,194,389	$305,578,345	$428,123,464	$238,543,568

*	Formerly World Opportunities Equity Allocation Fund.
**	Formerly International Opportunities Equity Allocation Fund.

76	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2014 — (Continued)

	International Equity Allocation Fund	Special Situations Fund	Strategic Opportunities Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$51,737,640	$212,588	$68,119,819
Interest	5	784,337	608,438

Total investment income	51,737,645	996,925	68,728,257

Expenses:
Management fee (Note 5)	—	1,157,269	—
Shareholder service fee – Class III (Note 5)	—	18,335	—
Shareholder service fee – Class VI (Note 5)	—	165,304	—
Audit and tax fees	23,742	88,426	78,881
Custodian, fund accounting agent and transfer agent fees	53,730	82,076	52,351
Legal fees	28,045	14,139	38,402
Registration fees	4,414	—	2,583
Trustees fees and related expenses (Note 5)	16,754	3,777	23,820
Miscellaneous	8,060	7,089	19,363

Total expenses	134,745	1,536,415	215,400
Fees and expenses reimbursed and/or waived by Manager (Note 5)	(115,619)	(185,431)	(188,295)
Expense reductions (Note 2)	(150)	—	(96)

Net expenses	18,976	1,350,984	27,009

Net investment income (loss)	51,718,669	(354,059)	68,701,248

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	705,609	279,558
Investments in affiliated issuers	125,094,405	235,828	84,357,865
Realized gain distributions from affiliated issuers (Note 10)	10,871,473	17,538	154,340,873
Swap contracts	—	13,019,597	—
Foreign currency, forward contracts and foreign currency related transactions	—	8,675,723	—

Net realized gain (loss)	135,965,878	22,654,295	238,978,296

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	(353,401)	(286,877)
Investments in affiliated issuers	68,663,773	18,699	52,929,999
Swap contracts	—	(6,323,444)	—
Foreign currency, forward contracts and foreign currency related transactions	—	(2,848,075)	—

Net unrealized gain (loss)	68,663,773	(9,506,221)	52,643,122

Net realized and unrealized gain (loss)	204,629,651	13,148,074	291,621,418

Net increase (decrease) in net assets resulting from operations	$256,348,320	$12,794,015	$360,322,666

See accompanying notes to the financial statements.	77

GMO Trust Funds

Statements of Changes in Net Assets

	Alpha Only Fund		Consolidated Alternative Asset Opportunity Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$82,124,149	$69,349,200	$(11,232,410)	$(2,724,546)
Net realized gain (loss)	(44,322,553)	(74,428,353)	73,146,405	(3,534,914)
Change in net unrealized appreciation (depreciation)	(73,977,925)	12,982,393	29,955,638	16,869,225

Net increase (decrease) in net assets from operations	(36,176,329)	7,903,240	91,869,633	10,609,765

Distributions to shareholders from:
Net investment income
Class III	(22,413)	(99,177)
Class IV	(4,341,555)	(7,431,374)

Total distributions from net investment income	(4,363,968)	(7,530,551)

Net share transactions (Note 9):
Class III	(16,088,798)	14,001,426	610,567,812	904,821,692
Class IV	174,522,564	1,302,890,322	—	—

Increase (decrease) in net assets resulting from net share transactions	158,433,766	1,316,891,748	610,567,812	904,821,692

Total increase (decrease) in net assets	117,893,469	1,317,264,437	702,437,445	915,431,457

Net assets:
Beginning of period	3,441,016,973	2,123,752,536	959,751,599	44,320,142

End of period	$3,558,910,442	$3,441,016,973	$1,662,189,044	$959,751,599

Accumulated undistributed net investment income	$16,120,478	$—

Distributions in excess of net investment income	$—	$(7,294,558)

78	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Consolidated Benchmark-Free Allocation Fund		Benchmark-Free Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$168,569,815	$23,812,645	$110,678,893	$91,235,961
Net realized gain (loss)	299,282,574	39,911,304	530,424,802	156,263,140
Change in net unrealized appreciation (depreciation)	234,320,351	153,903,759	(257,856,290)	84,516,540

Net increase (decrease) in net assets from operations	702,172,740	217,627,708	383,247,405	332,015,641

Distributions to shareholders from:
Net investment income
Class III	(34,147,006)	(4,975,607)	(136,665,852)	(118,122,072)
Class IV	(24,177,771)	(1,783,556)	—	—
Class MF	(98,643,882)	(13,753,375)	—	—

Total distributions from net investment income	(156,968,659)	(20,512,538)	(136,665,852)	(118,122,072)

Net realized gains
Class III	(33,988,864)	—	(100,155,564)	(106,701,774)
Class IV	(25,230,938)	—	—	—
Class MF	(97,011,291)	—	—	—

Total distributions from net realized gains	(156,231,093)	—	(100,155,564)	(106,701,774)

Net share transactions (Note 9):
Class III	2,049,759,394	809,208,628	279,276,682	318,883,654
Class IV	1,746,025,384	692,385,968	—	—
Class MF	5,904,643,448	2,806,583,034	—	—

Increase (decrease) in net assets resulting from net share transactions	9,700,428,226	4,308,177,630	279,276,682	318,883,654

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	2,452,052	1,299,189	372,913	185,609
Class IV	1,645,714	222,986	—	—
Class MF	6,822,311	3,349,867	—	—

Increase in net assets resulting from purchase premiums and redemption fees	10,920,077	4,872,042	372,913	185,609

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	9,711,348,303	4,313,049,672	279,649,595	319,069,263

Total increase (decrease) in net assets	10,100,321,291	4,510,164,842	426,075,584	426,261,058

Net assets:
Beginning of period	4,624,616,531	114,451,689	3,941,582,439	3,515,321,381

End of period	$14,724,937,822	$4,624,616,531	$4,367,658,023	$3,941,582,439

Accumulated undistributed net investment income	$75,817,285	$33,111,443	$13,231,590	$—

Distributions in excess of net investment income	$—	$—	$—	$(4,053,854)

See accompanying notes to the financial statements.	79

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Asset Allocation Fund		Global Developed Equity Allocation Fund*
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$118,575,976	$110,843,376	$41,140,420	$39,570,464
Net realized gain (loss)	357,375,423	301,938,422	204,945,473	162,946,038
Change in net unrealized appreciation (depreciation)	47,242,990	(95,628,095)	59,492,452	(32,075,776)

Net increase (decrease) in net assets from operations	523,194,389	317,153,703	305,578,345	170,440,726

Distributions to shareholders from:
Net investment income
Class III	(125,727,878)	(121,313,693)	(44,342,182)	(46,343,171)

Total distributions from net investment income	(125,727,878)	(121,313,693)	(44,342,182)	(46,343,171)

Net share transactions (Note 9):
Class III	200,187,857	953,849,723	(201,948,041)	172,531,846
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	1,126,202	1,703,193	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	201,314,059	955,552,916	(201,948,041)	172,531,846

Total increase (decrease) in net assets	598,780,570	1,151,392,926	59,288,122	296,629,401

Net assets:
Beginning of period	4,764,132,828	3,612,739,902	1,531,772,013	1,235,142,612

End of period	$5,362,913,398	$4,764,132,828	$1,591,060,135	$1,531,772,013

Accumulated undistributed net investment income	$16,296,066	$—	$3,732,016	$—

Distributions in excess of net investment income	$—	$(4,107,423)	$—	$(2,672)

*	Formerly World Opportunities Equity Allocation Fund.

80	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Equity Allocation Fund		International Developed Equity Allocation Fund**
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$80,775,866	$54,656,916	$34,743,336	$30,443,365
Net realized gain (loss)	293,939,749	173,105,374	93,945,145	(10,541,303)
Change in net unrealized appreciation (depreciation)	53,407,849	(28,108,089)	109,855,087	74,594,628

Net increase (decrease) in net assets from operations	428,123,464	199,654,201	238,543,568	94,496,690

Distributions to shareholders from:
Net investment income
Class III	(85,925,161)	(63,353,574)	(35,747,161)	(30,450,064)

Total distributions from net investment income	(85,925,161)	(63,353,574)	(35,747,161)	(30,450,064)

Net realized gains
Class III	(107,875,263)	(107,780,977)	—	—

Total distributions from net realized gains	(107,875,263)	(107,780,977)	—	—

Net share transactions (Note 9):
Class III	492,556,303	554,602,409	(19,098,920)	92,409,525
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	765,632	676,894	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	493,321,935	555,279,303	(19,098,920)	92,409,525

Total increase (decrease) in net assets	727,644,975	583,798,953	183,697,487	156,456,151

Net assets:
Beginning of period	2,220,673,948	1,636,874,995	966,794,067	810,337,916

End of period	$2,948,318,923	$2,220,673,948	$1,150,491,554	$966,794,067

Accumulated undistributed net investment income	$5,755,420	$—	$—	$—

Distributions in excess of net investment income	$—	$(4,424)	$(1,590)	$(1,799)

**	Formerly International Opportunities Equity Allocation Fund.

See accompanying notes to the financial statements.	81

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Equity Allocation Fund		Special Situations Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$51,718,669	$42,426,853	$(354,059)	$(2,029,319)
Net realized gain (loss)	135,965,878	28,059,063	22,654,295	(35,835,401)
Change in net unrealized appreciation (depreciation)	68,663,773	30,405,617	(9,506,221)	4,954,225

Net increase (decrease) in net assets from operations	256,348,320	100,891,533	12,794,015	(32,910,495)

Distributions to shareholders from:
Net investment income
Class III	(52,864,550)	(41,622,218)

Total distributions from net investment income	(52,864,550)	(41,622,218)

Net realized gains
Class III	(60,156,343)	—

Total distributions from net realized gains	(60,156,343)	—

Net share transactions (Note 9):
Class III	261,081,914	157,905,673	(28,877,248)	(5,615,036)
Class VI	—	—	(626,982,631)	30,937,898

Increase (decrease) in net assets resulting from net share transactions	261,081,914	157,905,673	(655,859,879)	25,322,862

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	758,027	982,374	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	261,839,941	158,888,047	(655,859,879)	25,322,862

Total increase (decrease) in net assets	405,167,368	218,157,362	(643,065,864)	(7,587,633)

Net assets:
Beginning of period	1,385,150,141	1,166,992,779	739,301,114	746,888,747

End of period	$1,790,317,509	$1,385,150,141	$96,235,250	$739,301,114

Accumulated undistributed net investment income	$1,499,735	$2,249,513

82	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Strategic Opportunities Allocation Fund
	Year Ended February 28,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$68,701,248	$62,082,262
Net realized gain (loss)	238,978,296	238,704,025
Change in net unrealized appreciation (depreciation)	52,643,122	(86,230,336)

Net increase (decrease) in net assets from operations	360,322,666	214,555,951

Distributions to shareholders from:
Net investment income
Class III	(76,983,477)	(68,801,103)

Total distributions from net investment income	(76,983,477)	(68,801,103)

Net realized gains
Class III	(89,148,699)	(116,101,861)

Total distributions from net realized gains	(89,148,699)	(116,101,861)

Net share transactions (Note 9):
Class III	92,551,286	116,701,855

Increase (decrease) in net assets resulting from net share transactions	92,551,286	116,701,855

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	194,145	17,686

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	92,745,431	116,719,541

Total increase (decrease) in net assets	286,935,921	146,372,528

Net assets:
Beginning of period	2,168,927,512	2,022,554,984

End of period	$2,455,863,433	$2,168,927,512

Accumulated undistributed net investment income	$4,602,250	$—

Distributions in excess of net investment income	$—	$(1,161,869)

See accompanying notes to the financial statements.	83

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ALPHA ONLY FUND

	Class III Shares					Class IV Shares
	Year Ended February 28/29,					Year Ended February 28/29,
	2014	2013	2012	2011(a)	2010(a)	2014	2013	2012	2011(a)	2010(a)
Net asset value, beginning of period	$24.22	$24.13	$23.49	$24.55	$28.85	$24.24	$24.14	$23.50	$24.55	$28.85

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.53	0.51	0.46	0.30	0.55	0.58	0.60	0.47	0.31	0.55
Net realized and unrealized gain (loss)	(0.76)	(0.35)	0.52	(1.36)	(3.35)	(0.80)	(0.42)	0.52	(1.36)	(3.35)

Total from investment operations	(0.23)	0.16	0.98	(1.06)	(2.80)	(0.22)	0.18	0.99	(1.05)	(2.80)

Less distributions to shareholders:
From net investment income	(0.01)	(0.07)	(0.34)	—	(1.50)	(0.03)	(0.08)	(0.35)	—	(1.50)

Total distributions	(0.01)	(0.07)	(0.34)	—	(1.50)	(0.03)	(0.08)	(0.35)	—	(1.50)

Net asset value, end of period	$23.98	$24.22	$24.13	$23.49	$24.55	$23.99	$24.24	$24.14	$23.50	$24.55

Total Return(c)	(0.94)%	0.67%	4.13%	(4.32)%	(10.30)%	(0.93)%	0.73%	4.19%	(4.28)%	(10.30)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,392	$51,886	$37,752	$59,746	$71,481	$3,523,518	$3,389,131	$2,086,001	$1,930,347	$1,648,282
Net expenses to average daily net assets(d)(e)	0.30%	0.23%	0.24%	0.23%	0.24%	0.26%	0.18%	0.19%	0.18%	0.18%
Net investment income (loss) to average daily net assets(b)	2.19%	2.10%	1.89%	1.26%	2.16%	2.42%	2.47%	1.91%	1.27%	2.11%
Portfolio turnover rate	66%	104%	125%	89%	114%	66%	104%	125%	89%	114%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(f)	0.37%	0.44%	0.44%	0.46%	0.45%	0.36%	0.44%	0.43%	0.46%	0.46%

(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

84	See accompanying notes to the financial statements.

GMO Trust Funds

Consolidated Financial Highlights

(For a share outstanding throughout each period)

ALTERNATIVE ASSET OPPORTUNITY FUND

	Class III Shares
	Year Ended February 28/29,
	2014	2013		2012		2011	2010
Net asset value, beginning of period	$30.47	$30.05		$32.55		$27.24	$21.94

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.22)	(0.18)		0.00	(b)	0.11	0.46
Net realized and unrealized gain (loss)	1.93	0.60		(2.50)		5.20	4.84

Total from investment operations	1.71	0.42		(2.50)		5.31	5.30

Net asset value, end of period	$32.18	$30.47		$30.05		$32.55	$27.24

Total Return(c)	5.61%	1.40%		(7.68)%		19.49%	24.16%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,662,189	$959,752		$44,320		$25,546	$23,100
Net expenses to average daily net assets(d)	0.75%	0.75	%(e)	0.69	%(e)	0.60%	0.60%
Net investment income to average daily net assets(a)	(0.70)%	(0.61)%		(0.01)%		0.38%	1.85%
Portfolio turnover rate	97%	17%		48%		60%	73%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.13%	0.17%		1.64%		1.15%	1.06%
Redemption fees consisted of the following per share amounts (Note 2):†	$—	$—		$—		$—	$0.03
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Net investment income was less than $0.01 per share.
(c)	Total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	85

GMO Trust Funds

Consolidated Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND

	Class III Shares								Class IV Shares			Class MF Shares
	Year Ended February 28/29,								Year Ended February 28,			Year Ended February 28,
	2014	2013	2012		2011		2010		2014	2013(h)		2014	2013(j)
Net asset value, beginning of period	$25.77	$24.03	$22.72		$21.49		$17.51		$25.75	$24.91		$25.76	$24.10

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.48	0.30	0.21		0.36		0.64		0.46	0.03		0.49	0.33
Net realized and unrealized gain (loss)	1.57	1.62	1.44	(b)	1.28		4.11		1.61	0.96		1.58	1.52

Total from investment operations	2.05	1.92	1.65		1.64		4.75		2.07	0.99		2.07	1.85

Less distributions to shareholders:
From net investment income	(0.39)	(0.18)	(0.34)		(0.41)		(0.75)		(0.40)	(0.15)		(0.40)	(0.19)
From net realized gains	(0.36)	—	—		—		(0.02)		(0.36)	—		(0.36)	—

Total distributions	(0.75)	(0.18)	(0.34)		(0.41)		(0.77)		(0.76)	(0.15)		(0.76)	(0.19)

Net asset value, end of period	$27.07	$25.77	$24.03		$22.72		$21.49		$27.06	$25.75		$27.07	$25.76

Total Return(c)	8.03%	8.03%	7.36%		7.69%		27.18%		8.12%	3.99	%**	8.11%	7.71%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,109,509	$970,749	$114,452		$3,170,573		$1,733,173		$2,511,906	$705,982		$9,103,523	$2,947,886
Net expenses to average daily net assets(d)(g)	0.59%	0.54%	0.01	%(f)	0.00	%(e)	0.00	%(e)	0.54%	0.48	%*	0.54%	0.49%
Net investment income (loss) to average daily net assets(a)	1.79%	1.23%	0.93%		1.63%		3.14%		1.73%	0.60	%*	1.83%	1.34%
Portfolio turnover rate	52%	42%	33%		19%		24%		52%	42	%**	52%	42%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.27%	0.41%	0.05%		0.01%		0.01%		0.27%	0.40	%*	0.27%	0.41%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03	$0.07	$0.00	(i)	$0.01		$0.01		$0.03	$0.01		$0.03	$0.06

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	Effective January 1, 2012, the Fund pays the Manager a management fee of 0.65% of the Fund’s average daily net assets (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Period from December 11, 2012 (commencement of operations) through February 28, 2013.
(i)	Purchase premiums and redemption fees were less than $0.01 per share.
(j)	Period from March 1, 2012 (commencement of operations) through February 28, 2013.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

86	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

BENCHMARK-FREE FUND

	Class III Shares
	Year Ended February 28,			Period from June 15, 2011 (commencement of operations) through February 29, 2012
	2014		2013
Net asset value, beginning of period	$21.33		$20.76	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.59		0.52	0.41
Net realized and unrealized gain (loss)	1.45		1.34	0.83

Total from investment operations	2.04		1.86	1.24

Less distributions to shareholders:
From net investment income	(0.74)		(0.68)	(0.40)
From net realized gains	(0.54)		(0.61)	(0.08)

Total distributions	(1.28)		(1.29)	(0.48)

Net asset value, end of period	$22.09		$21.33	$20.76

Total Return(b)	9.66%		9.25%	6.35	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,367,658		$3,941,582	$3,515,321
Net expenses to average daily net assets(c)(d)(e)	0.00%		0.00%	0.00	%*
Net investment income (loss) to average daily net assets(a)	2.67%		2.51%	2.91	%*
Portfolio turnover rate	51%		31%	23	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.00	%(f)	0.01%	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(g)	$0.00 (g)	$0.00	(g)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Fees and expenses reimbursed by the manager were less than 0.01%.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	87

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.90	$10.40	$10.22	$9.30	$7.28

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27	0.29	0.24	0.17	0.27
Net realized and unrealized gain (loss)	0.91	0.50	0.21	0.94	2.10

Total from investment operations	1.18	0.79	0.45	1.11	2.37

Less distributions to shareholders:
From net investment income	(0.28)	(0.29)	(0.27)	(0.19)	(0.35)

Total distributions	(0.28)	(0.29)	(0.27)	(0.19)	(0.35)

Net asset value, end of period	$11.80	$10.90	$10.40	$10.22	$9.30

Total Return(b)	10.88%	7.65%	4.51%	11.98%	32.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,362,913	$4,764,133	$3,612,740	$3,457,703	$3,104,293
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.33%	2.70%	2.37%	1.73%	3.00%
Portfolio turnover rate	46%	29%	40%	32%	29%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):(f)†	$0.00	$0.00	$0.00	$0.00	$0.00
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

88	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL DEVELOPED EQUITY ALLOCATION FUND (FORMERLY WORLD OPPORTUNITIES EQUITY ALLOCATION FUND)

	Class III Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.13	$19.49	$19.32	$16.74	$12.29

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.61	0.57	0.40	0.28	0.42
Net realized and unrealized gain (loss)	3.96	1.73	0.18	2.59	4.47

Total from investment operations	4.57	2.30	0.58	2.87	4.89

Less distributions to shareholders:
From net investment income	(0.70)	(0.66)	(0.41)	(0.29)	(0.44)

Total distributions	(0.70)	(0.66)	(0.41)	(0.29)	(0.44)

Net asset value, end of period	$25.00	$21.13	$19.49	$19.32	$16.74

Total Return(b)	21.68%	11.95%	3.14%	17.19%	39.64%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,591,060	$1,531,772	$1,235,143	$1,215,043	$1,059,840
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.62%	2.86%	2.11%	1.61%	2.64%
Portfolio turnover rate	36%	31%	27%	20%	16%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.01%	0.02%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	89

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.60	$8.49	$8.60	$7.40	$5.29

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.28	0.25	0.19	0.15	0.20
Net realized and unrealized gain (loss)	1.21	0.57	0.00 (b)	1.17	2.11

Total from investment operations	1.49	0.82	0.19	1.32	2.31

Less distributions to shareholders:
From net investment income	(0.29)	(0.26)	(0.20)	(0.12)	(0.15)
From net realized gains	(0.37)	(0.45)	(0.10)	—	(0.05)

Total distributions	(0.66)	(0.71)	(0.30)	(0.12)	(0.20)

Net asset value, end of period	$9.43	$8.60	$8.49	$8.60	$7.40

Total Return(c)	17.60%	10.01%	2.47%	17.97%	43.73%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,948,319	$2,220,674	$1,636,875	$1,485,712	$704,866
Net expenses to average daily net assets(d)(e)(f)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.02%	2.90%	2.27%	1.96%	2.78%
Portfolio turnover rate	51%	24%	28%	6%	34%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.02%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (g)	$0.00 (g)	$0.00 (g)	$0.01	$0.01
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

90	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND (FORMERLY INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND)

	Class III Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.86	$13.87	$15.23	$12.69	$9.20

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.54	0.50	0.36	0.18	0.41
Net realized and unrealized gain (loss)	3.16	0.97	(1.35)	2.54	3.49

Total from investment operations	3.70	1.47	(0.99)	2.72	3.90

Less distributions to shareholders:
From net investment income	(0.57)	(0.48)	(0.37)	(0.18)	(0.41)

Total distributions	(0.57)	(0.48)	(0.37)	(0.18)	(0.41)

Net asset value, end of period	$17.99	$14.86	$13.87	$15.23	$12.69

Total Return(b)	25.02%	10.71%	(6.32)%	21.53%	42.22%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,150,492	$966,794	$810,338	$796,026	$661,103
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.28%	3.59%	2.53%	1.34%	3.39%
Portfolio turnover rate	52%	17%	26%	14%	20%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.02%	0.02%
Redemption fees consisted of the following per share amounts:†	—	—	—	—	$0.00 (f)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	91

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.43	$9.98	$10.80	$8.96	$6.17

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.35	0.32	0.23	0.13	0.28
Net realized and unrealized gain (loss)	1.32	0.45	(0.81)	1.87	2.81

Total from investment operations	1.67	0.77	(0.58)	2.00	3.09

Less distributions to shareholders:
From net investment income	(0.34)	(0.32)	(0.24)	(0.16)	(0.20)
From net realized gains	(0.39)	—	—	—	(0.10)

Total distributions	(0.73)	(0.32)	(0.24)	(0.16)	(0.30)

Net asset value, end of period	$11.37	$10.43	$9.98	$10.80	$8.96

Total Return(b)	16.22%	7.79%	(5.21)%	22.43%	50.37%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,790,318	$1,385,150	$1,166,993	$1,277,551	$1,017,731
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.15%	3.26%	2.33%	1.39%	3.21%
Portfolio turnover rate	40%	21%	29%	13%	11%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (f)	$0.01	$0.01	$0.00 (f)	$0.01
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

92	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

SPECIAL SITUATIONS FUND

	Class III Shares									Class VI Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2014		2013		2012		2011		2010	2014		2013		2012		2011		2010
Net asset value, beginning of period	$25.26		$26.46		$27.53		$27.47		$25.47	$25.40		$26.59		$27.63		$27.55		$25.51

Income (loss) from investment operations:
Net investment income (loss)†	(0.05)		(0.09)		(0.10)		0.04		0.33	(0.03)		(0.07)		(0.07)		0.05		0.36
Net realized and unrealized gain (loss)	0.80		(1.11)		(0.97)		0.02	(a)	1.67	0.78		(1.12)		(0.97)		0.03	(a)	1.68

Total from investment operations	0.75		(1.20)		(1.07)		0.06		2.00	0.75		(1.19)		(1.04)		0.08		2.04

Net asset value, end of period	$26.01		$25.26		$26.46		$27.53		$27.47	$26.15		$25.40		$26.59		$27.63		$27.55

Total Return(b)	2.97%		(4.54)%		(3.89)%		0.22%		7.85%	2.95%		(4.48)%		(3.76)%		0.29%		8.00%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,044		$31,414		$39,010		$23,299		$17,332	$93,191		$707,887		$707,879		$715,684		$347,957
Net operating expenses to average daily net assets	0.52	%(c)	0.52	%(c)(d)	0.52	%(c)(d)	0.53	%(c)(d)	0.53%	0.43	%(c)	0.43	%(c)(d)	0.43	%(c)(d)	0.43	%(c)(d)	0.44%
Interest expense to average daily net assets	—		—		—		0.01%		0.03%	—		—		—		0.01%		0.03%
Total net expenses to average daily net assets	0.52%		0.52%		0.52%		0.54%		0.56%	0.43%		0.43%		0.43%		0.44%		0.47%
Net investment income (loss) to average daily net assets	(0.21)%		(0.36)%		(0.37)%		0.15%		1.24%	(0.11)%		(0.25)%		(0.26)%		0.19%		1.35%
Portfolio turnover rate	35%		35%		11%		60%		15%	35%		35%		11%		60%		15%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06%		0.03%		0.03%		0.04%		0.04%	0.06%		0.04%		0.03%		0.04%		0.05%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	93

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

STRATEGIC OPPORTUNITIES ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.47	$21.26	$20.78	$18.54	$14.37

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.68	0.65	0.48	0.33	0.54
Net realized and unrealized gain (loss)	2.96	1.57	0.51	2.26	4.26

Total from investment operations	3.64	2.22	0.99	2.59	4.80

Less distributions to shareholders:
From net investment income	(0.78)	(0.75)	(0.51)	(0.35)	(0.63)
From net realized gains	(0.90)	(1.26)	—	—	—

Total distributions	(1.68)	(2.01)	(0.51)	(0.35)	(0.63)

Net asset value, end of period	$23.43	$21.47	$21.26	$20.78	$18.54

Total Return(b)	17.24%	10.81%	4.93%	14.02%	33.44%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,455,863	$2,168,928	$2,022,555	$1,752,168	$1,851,213
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.99%	3.01%	2.33%	1.73%	3.04%
Portfolio turnover rate	53%	34%	35%	36%	14%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (f)	$0.00 (f)	—	—	$0.00 (f)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

94	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2014

1.	Organization

Each of Alpha Only Fund, Alternative Asset Opportunity Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund), Global Equity Allocation Fund, International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund), International Equity Allocation Fund, Special Situations Fund and Strategic Opportunities Allocation Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Funds may invest in U.S. Treasury Fund and unaffiliated money market funds.

Many of the Funds invest primarily in other GMO Funds, and in the case of Alternative Asset Opportunity Fund in Alternative Asset SPC Ltd., (“underlying funds”). As a result, the Funds are exposed to all of the risks of the underlying funds in which they invest. Several of the underlying funds themselves invest a substantial portion of their assets in other GMO Funds. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2014, shares of Alternative Asset Opportunity Fund, Benchmark-Free Fund, Implementation Fund and Special Situations Fund were not publicly offered for sale.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Alpha Only Fund	Citigroup 3-Month Treasury Bill Index	Total return greater than benchmark
Alternative Asset Opportunity Fund	Citigroup 3-Month Treasury Bill Index	Long-term total return
Benchmark-Free Allocation Fund	Not Applicable	Positive total return, not “relative” return
Benchmark-Free Fund	Not Applicable	Positive total return
Global Asset Allocation Fund	GMO Global Asset Allocation Index (65% MSCI ACWI, 35% Barclays U.S. Aggregate Index)	Total return greater than benchmark
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	MSCI World Index	Total return greater than benchmark
Global Equity Allocation Fund	MSCI ACWI	Total return greater than benchmark
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	MSCI EAFE Index	Total return greater than benchmark
International Equity Allocation Fund	MSCI ACWI ex USA	Total return greater than benchmark
Special Situations Fund	Not Applicable	Capital appreciation and capital preservation
Strategic Opportunities Allocation Fund	GMO Strategic Opportunities Allocation Index (75% MSCI World Index, 25% Barclays U.S. Aggregate Index)	Total return greater than benchmark

Alternative Asset Opportunity Fund, Benchmark-Free Fund, Implementation Fund and Special Situations Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Basis of presentation and principles of consolidation: Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund

Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund include the accounts of their wholly owned investments in Alternative Asset SPC Ltd. and Implementation Fund (each a “wholly owned subsidiary”), respectively, and the accompanying financial statements have been consolidated for those accounts. The consolidated financial statements include 100% of the assets and liabilities of each wholly owned subsidiary. All interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and as described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—	32%	—
Consolidated Alternative Asset Opportunity Fund	<1%	2%	<1%
Consolidated Benchmark-Free Allocation Fund	<1%	31%	<1%
Benchmark-Free Fund	<1%	34%	<1%
Global Asset Allocation Fund	<1%	37%	<1%
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	<1%	56%	—
Global Equity Allocation Fund	<1%	57%	—
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	<1%	96%	—
International Equity Allocation Fund	<1%	94%	—
Special Situations Fund	—	—	—
Strategic Opportunities Allocation Fund	<1%	44%	<1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2014, Special Situations Fund held material Level 3 investments in loans. The Fund values these investments using unadjusted prices supplied by a third party pricing source (e.g., broker quotes) as described in the Portfolio Valuation note. Other than as described in this paragraph, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2014:

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$31,110,437	$—	$31,110,437
Austria	—	5,488,138	—	5,488,138
Belgium	—	8,285,934	—	8,285,934
Canada	16,117,291	—	—	16,117,291
Denmark	—	3,760,340	—	3,760,340
Finland	—	14,632,406	—	14,632,406
France	—	201,925,879	—	201,925,879
Germany	—	113,624,887	—	113,624,887
Greece	—	57,763	—	57,763
Hong Kong	—	19,886,517	—	19,886,517
Ireland	—	1,798,871	—	1,798,871
Israel	418,004	5,146,961	—	5,564,965
Italy	—	98,962,302	—	98,962,302
Japan	—	187,359,223	—	187,359,223
Netherlands	—	16,569,996	—	16,569,996
New Zealand	—	3,540,466	—	3,540,466
Norway	—	12,442,025	—	12,442,025
Portugal	—	4,400,131	—	4,400,131
Singapore	—	8,724,584	—	8,724,584
Spain	—	85,941,497	—	85,941,497
Sweden	—	12,419,278	—	12,419,278
Switzerland	—	15,071,042	—	15,071,042
United Kingdom	—	273,909,222	—	273,909,222
United States	1,556,182,589	10,684,243	—	1,566,866,832

TOTAL COMMON STOCKS	1,572,717,884	1,135,742,142	—	2,708,460,026

Preferred Stocks
Germany	—	14,376,625	—	14,376,625

TOTAL PREFERRED STOCKS	—	14,376,625	—	14,376,625

Investment Funds
United States	72,803,675	—	—	72,803,675

TOTAL INVESTMENT FUNDS	72,803,675	—	—	72,803,675

Short-Term Investments	653,726,195	—	—	653,726,195

Total Investments	2,299,247,754	1,150,118,767	—	3,449,366,521

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$597,751	$—	$597,751
Futures Contracts
Equity Risk	—	2,445,400	—	2,445,400

Total	$2,299,247,754	$1,153,161,918	$—	$3,452,409,672

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(8,363,835)	$—	$(8,363,835)
Futures Contracts
Equity Risk	(71,970,620)	(9,226,414)	—	(81,197,034)
Swap Contracts
Equity Risk	—	(15,747,219)	—	(15,747,219)

Total	$(71,970,620)	$(33,337,468)	$—	$(105,308,088)

Consolidated Alternative Asset Opportunity Fund
Asset Valuation Inputs
Mutual Funds	$670,076,126	$—	$—	$670,076,126
Short-Term Investments	397,551,502	543,466,095	—	941,017,597

Total Investments	1,067,627,628	543,466,095	—	1,611,093,723

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	9,589,140	—	9,589,140
Futures Contracts
Physical Commodity Contract Risk	11,983,150	—	—	11,983,150
Equity Risk	1,634,032	33,029,880	—	34,663,912
Interest Rate Risk	4,739,819	—	—	4,739,819

Total	$1,085,984,629	$586,085,115	$—	$1,672,069,744

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,930,650)	$—	$(1,930,650)
Futures Contracts
Physical Commodity Contract Risk	(9,610,698)	—	—	(9,610,698)
Equity Risk	—	(3,241,511)	—	(3,241,511)
Interest Rate Risk	(239,798)	—	—	(239,798)

Total	$(9,850,496)	$(5,172,161)	$—	$(15,022,657)

Consolidated Benchmark-Free Allocation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$68,504,683	$—	$68,504,683
Austria	—	14,002,656	—	14,002,656
Belgium	—	21,387,391	—	21,387,391
Brazil	36,904,125	88,851,830	—	125,755,955
Canada	33,952,726	—	—	33,952,726

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3		Total
Consolidated Benchmark-Free Allocation Fund (continued)
Asset Valuation Inputs (continued)
Chile	$560,662	$1,233,715	$—		$1,794,377
Czech Republic	—	14,678,451	—		14,678,451
Denmark	—	10,310,022	—		10,310,022
Egypt	—	7,984,433	—		7,984,433
Finland	—	33,932,261	—		33,932,261
France	—	493,759,189	—		493,759,189
Germany	—	307,169,061	—		307,169,061
Hong Kong	—	40,411,889	—		40,411,889
Hungary	—	3,982,032	—		3,982,032
India	4,768,391	51,406,107	—		56,174,498
Indonesia	1,384,819	37,008,799	—		38,393,618
Ireland	—	4,239,914	—		4,239,914
Israel	2,103,504	11,945,512	—		14,049,016
Italy	—	223,244,131	—		223,244,131
Japan	—	419,627,667	—		419,627,667
Malaysia	—	6,805,516	—		6,805,516
Mexico	31,506,514	—	—		31,506,514
Netherlands	3,474,720	46,683,363	0	**	50,158,083
New Zealand	—	8,604,429	—		8,604,429
Norway	—	31,413,797	—		31,413,797
Peru	6,698,853	—	—		6,698,853
Philippines	644,140	4,117,852	—		4,761,992
Poland	—	30,100,129	—		30,100,129
Portugal	—	10,302,971	—		10,302,971
Russia	7,504,476	180,929,651	—		188,434,127
Singapore	—	20,665,493	—		20,665,493
South Africa	1,639,097	52,834,274	—		54,473,371
South Korea	4,734,590	254,660,528	—		259,395,118
Spain	—	183,819,648	—		183,819,648
Sri Lanka	—	58,558	—		58,558
Sweden	—	29,407,589	—		29,407,589
Switzerland	—	28,219,837	—		28,219,837
Taiwan	19,803,391	168,464,855	—		188,268,246
Thailand	—	46,055,852	—		46,055,852
Turkey	147,578	92,156,390	—		92,303,968
United Kingdom	—	649,931,808	—		649,931,808
United States	2,509,257,672	25,981,016	—		2,535,238,688

TOTAL COMMON STOCKS	2,665,085,258	3,724,893,299	0	**	6,389,978,557

Preferred Stocks
Brazil	39,441,551	98,093,542	—		137,535,093
Germany	—	38,410,789	—		38,410,789
Russia	—	15,228,104	—		15,228,104
South Korea	—	10,035,883	—		10,035,883

TOTAL PREFERRED STOCKS	39,441,551	161,768,318	—		201,209,869

Rights/warrants
Brazil	45,551	—	—		45,551

TOTAL RIGHTS/WARRANTS	45,551	—	—		45,551

Investment Funds
Thailand	—	1,580,924	—		1,580,924
United States	39,636,815	—	—		39,636,815

TOTAL INVESTMENT FUNDS	39,636,815	1,580,924	—		41,217,739

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Consolidated Benchmark-Free Allocation Fund (continued)
Asset Valuation Inputs (continued)
Debt Obligations
United States	$—	$1,919,660,650	$1,661,723	$1,921,322,373

TOTAL DEBT OBLIGATIONS	—	1,919,660,650	1,661,723	1,921,322,373

Mutual Funds
United States	4,564,954,208	—	—	4,564,954,208

TOTAL MUTUAL FUNDS	4,564,954,208	—	—	4,564,954,208

Short-Term Investments	732,781,165	864,328,591	—	1,597,109,756

Total Investments	8,041,944,548	6,672,231,782	1,661,723	14,715,838,053

Derivatives**
Forward Currency Contracts
Foreign Currency Risk	—	5,584,974	—	5,584,974

Total	$8,041,944,548	$6,677,816,756	$1,661,723	$14,721,423,027

Liability Valuation Inputs
Derivatives**
Forward Currency Contracts
Foreign Currency Risk	$—	$(45,824,801)	$—	$(45,824,801)
Written Options
Equity Risk	(1,642,601)	(5,828,529)	—	(7,471,130)

Total	$(1,642,601)	$(51,653,330)	$—	$(53,295,931)

Benchmark-Free Fund
Asset Valuation Inputs
Mutual Funds	$4,367,645,946	$—	$—	$4,367,645,946

Short-Term Investments	64,228	—	—	64,228

Total Investments	4,367,710,174	—	—	4,367,710,174

Total	$4,367,710,174	$—	$—	$4,367,710,174

Global Asset Allocation Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$171,111	$9,201,717	$9,372,828
U.S. Government Agency	—	—	7,475	7,475

TOTAL DEBT OBLIGATIONS	—	171,111	9,209,192	9,380,303

Mutual Funds	5,353,570,841	—	—	5,353,570,841
Short-Term Investments	177,904	—	—	177,904

Total Investments	5,353,748,745	171,111	9,209,192	5,363,129,048

Total	$5,353,748,745	$171,111	$9,209,192	$5,363,129,048

Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)
Asset Valuation Inputs
Mutual Funds	$1,591,061,722	$—	$—	$1,591,061,722
Short-Term Investments	28,469	—	—	28,469

Total Investments	1,591,090,191	—	—	1,591,090,191

Total	$1,591,090,191	$—	$—	$1,591,090,191

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,946,564,363	$—	$—	$2,946,564,363
Short-Term Investments	53,232	—	—	53,232

Total Investments	2,946,617,595	—	—	2,946,617,595

Total	$2,946,617,595	$—	$—	$2,946,617,595

International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)
Asset Valuation Inputs
Mutual Funds	$1,150,468,367	$—	$—	$1,150,468,367
Short-Term Investments	53,360	—	—	53,360

Total Investments	1,150,521,727	—	—	1,150,521,727

Total	$1,150,521,727	$—	$—	$1,150,521,727

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,790,331,636	$—	$—	$1,790,331,636
Short-Term Investments	21,076	—	—	21,076

Total Investments	1,790,352,712	—	—	1,790,352,712

Total	$1,790,352,712	$—	$—	$1,790,352,712

Special Situations Fund
Asset Valuation Inputs
Debt Obligations
Bank Loans	$—	$—	$4,582,494	$4,582,494

TOTAL DEBT OBLIGATIONS	—	—	4,582,494	4,582,494

Mutual Funds	65,037,346	—	—	65,037,346

Short-Term Investments	26,726,435	—	—	26,726,435

Total Investments	91,763,781	—	4,582,494	96,346,275

Total	$91,763,781	$—	$4,582,494	$96,346,275

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,452,911,962	$—	$—	$2,452,911,962
Debt Obligations
Asset-Backed Securities	—	—	2,963,366	2,963,366

TOTAL DEBT OBLIGATIONS	—	—	2,963,366	2,963,366

Short-Term Investments	118,588	—	—	118,588

Total Investments	2,453,030,550	—	2,963,366	2,455,993,916

Total	$2,453,030,550	$—	$2,963,366	$2,455,993,916

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013	Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*		Balances as of February 28, 2014		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2014
Consolidated Benchmark-Free Allocation Fund
Common Stock
India	$1,107,369	$3,323,385	$(1,125,008)		$—	$(233,700)	$(87,626)	$—	$(2,984,420	)**	$—		$—
Netherlands	93,629	—	—		—	—	(93,629)	—	—		0	***	—
Thailand	1,300,860	2,650,509	(1,884,496)		—	355,571	(662,268)	—	(1,760,176	)**	—		—
United Kingdom	—	19,615	(19,615)		—	—	—	—	—		—		—
Preferred Stocks
United Kingdom	—	29,228	(29,228)		—	—	—	—	—		—		—
Debt Obligations
Asset-Backed Securities
Canada	4,156,599	—	(4,324,573)		12,804	176,416	(21,246)	—	—		—		—
United States	397,099	—	—		35,843	—	83,157	—	—		516,099		83,157
Bank Loans
United States	4,983,209	—	(3,802,820)		48,591	(19,808)	(63,548)	—	—		1,145,624		(26,471)

Total	$12,038,765	$6,022,737	$(11,185,740)		$97,238	$278,479	$(845,160)	$—	$(4,744,596)		$1,661,723		$56,686

Global Asset Allocation Fund
Debt Obligations
Asset-Backed Securities	$21,136,349	$13,278	$(13,510,475)		$1,355,262	$697,069	$(489,766)	$—	$—		$9,201,717		$301,337
U.S. Government Agency	22,304	—	(14,976)		243	—	(96)	—	—		7,475		(96)

Total	$21,158,653	$13,278	$(13,525,451	)#	$1,355,505	$697,069	$(489,862)	$—	$—		$9,209,192		$301,241

Special Situations Fund
Debt Obligations
Asset-Backed Securities	$17,233,071	$—	$(17,910,232)		$51,513	$724,857	$(99,209)	$—	$—		$—		$—
Bank Loans	19,932,835	—	(15,211,281)		46,854	68,278	(254,192)	—	—		4,582,494		(105,885)

Total	$37,165,906	$—	$(33,121,513	)##	$98,367	$793,135	$(353,401)	$—	$—		$4,582,494		$(105,885)

Strategic Opportunities Allocation Fund
Debt Obligations
Asset-Backed Securities	$8,853,321	$1,787	$(6,444,579)		$561,942	$277,772	$(286,877)	$—	$—		$2,963,366		$(9,685)

Total	$8,853,321	$1,787	$(6,444,579	)###	$561,942	$277,772	$(286,877)	$—	$—		$2,963,366		$(9,685)

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was observable market data to value these assets at year end.
***	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.
#	Includes $4,625,628 of proceeds received from principal paydowns.
##	Includes $15,823,645 of proceeds received from principal paydowns.
###	Includes $1,929,309 of proceeds received from principal paydowns.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Funds’ net assets) as of February 28, 2014 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	—
Consolidated Alternative Asset Opportunity Fund	<1%
Consolidated Benchmark-Free Allocation Fund	5%
Benchmark-Free Fund	5%
Global Asset Allocation Fund	5%
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	<1%
Global Equity Allocation Fund	<1%
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	<1%
International Equity Allocation Fund	<1%
Special Situations Fund	5%
Strategic Opportunities Allocation Fund	4%

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Funds may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments of loans, it generally acquires direct rights against the borrower. Loan agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond are generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund, except Alternative Asset Opportunity Fund and Special Situations Fund (see below), intends to qualify each tax year as a regulated investment company (each a “RIC Fund”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each RIC Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each RIC Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to each RIC Fund’s investments in certain jurisdictions may be higher if a significant portion of each RIC Fund is held by non-U.S. shareholders.

Alternative Asset Opportunity Fund and Special Situations Fund (each a “Partnership Fund”) have each elected to be treated as a partnership for U.S. federal income tax purposes and each shareholder is responsible for their tax liabilities, if any, related to their allocable share of Partnership Fund taxable income, gains, losses, deductions, credits and items of tax preference. The Partnership Funds’ activities do not generally constitute those of a U.S. trade or business. Accordingly, the Partnership Funds are generally not subject to U.S. federal, state and/or other income-based U.S. taxes (other than certain withholding taxes). Dividends and other income may be subject to withholding or similar taxes imposed by the country in which such dividends or other income originate.

Implementation Fund is disregarded as an entity separate from its sole shareholder, Benchmark-Free Allocation Fund (“BFAF”) for U.S. federal income tax purposes. BFAF will be treated as owning Implementation Fund’s assets directly for U.S. federal income tax purposes. As such, any income, gain, loss, deduction or other tax items arising in respect of Implementation Fund’s assets will be treated as if they are realized or incurred, as applicable, directly by BFAF. Alternative Asset SPC, Ltd is a wholly owned subsidiary of Alternative Asset Opportunity Fund and has elected to be treated as a (non-U.S.) corporation for U.S. federal income tax purposes.

Foreign taxes paid by each RIC Fund may be treated, to the extent permissible under the Code and if that RIC Fund so elects, as if paid by U.S. shareholders of that RIC Fund.

Each RIC Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. Each RIC Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically distributions are reinvested in additional shares of each RIC Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each RIC Fund on the ex-dividend date.

Because each Partnership Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of each Partnership Fund to declare and pay non-redeeming distributions in the sole discretion of the Trustees (or their delegates). Distributions made by each Partnership Fund, if any, other than distributions made in partial or complete

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

redemption of shareholders’ interests in the Partnership Fund, are reported in each Partnership Fund’s Statements of Changes in Net Assets as Partnership Fund distributions to shareholders.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2014, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions for each RIC Fund are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each RIC Fund primarily relate to reasons described in the following table:

Differences related to:	Alpha Only Fund	Consolidated Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	Global Equity Allocation Fund	International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	International Equity Allocation Fund	Strategic Opportunities Allocation Fund
Capital loss carry forwards	X	X		X	X		X
Derivative contract transactions	X	X
Foreign currency transactions	X	X
Late-year ordinary losses			X	X					X
Losses on wash sale transactions	X	X		X	X	X	X	X	X
Mutual fund distributions received	X	X	X	X	X	X	X		X
Net operating losses	X
Partnership interest tax allocations		X	X	X					X
Passive foreign investment company transactions	X	X
Post-October capital losses	X		X	X	X	X			X

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The tax character of distributions declared by each RIC Fund to shareholders is as follows:

	Tax year ended February 28, 2014			Tax year ended February 28, 2013

Fund Name	Ordinary income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Alpha Only Fund	4,363,968	—	4,363,968	7,530,551	—	7,530,551
Consolidated Benchmark-Free Allocation Fund	240,855,207	72,344,545	313,199,752	20,512,538	—	20,512,538
Benchmark-Free Fund	145,471,890	91,349,526	236,821,416	141,807,717	83,016,129	224,823,846
Global Asset Allocation Fund	125,727,878	—	125,727,878	121,313,693	—	121,313,693
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	44,342,182	—	44,342,182	46,343,171	—	46,343,171
Global Equity Allocation Fund	119,153,119	74,647,305	193,800,424	71,312,813	99,821,737	171,134,550
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	35,747,161	—	35,747,161	30,450,064	—	30,450,064
International Equity Allocation Fund	53,925,682	59,095,211	113,020,893	41,622,218	—	41,622,218
Strategic Opportunities Allocation Fund	82,785,209	83,346,967	166,132,176	68,754,788	116,148,176	184,902,964

Distributions in excess of a RIC Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2014, the components of distributable earnings on a tax basis and certain tax attributes for the RIC Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any Net Short-Term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Alpha Only Fund	—	—	—	(655,476,569)	—
Consolidated Benchmark-Free Allocation Fund	127,249,803	116,756,799	—	(37,205,535)	—
Benchmark-Free Fund	19,554,533	446,643,449	—	—	—
Global Asset Allocation Fund	20,509,222	206,450,466	—	—	(7,585,829)
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	3,732,016	112,410,625	—	—	(2,923,154)
Global Equity Allocation Fund	5,755,420	198,828,834	—	—	(5,162,102)
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	—	—	(1,590)	(87,297,018)	—
International Equity Allocation Fund	1,502,432	21,644,328	(2,697)	—	—
Strategic Opportunities Allocation Fund	4,604,414	142,218,184	—	—	(1,074,215)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

As of February 28, 2014, the RIC Funds listed below had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses and losses realized subsequent to February 28, 2014, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The RIC Funds’ capital loss carryforwards are as follows:

	Short-Term ($)			Total Short- Term ($)	Long- Term ($)
Fund Name	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date		No Expiration Date
Alpha Only Fund	(403,440,156)	(95,046,616)	(156,989,797)	(655,476,569)	—
Consolidated Benchmark-Free Allocation Fund	(29,764,428)	(7,441,107)	—	(37,205,535)	—
Benchmark-Free Fund	—	—	—	—	—
Global Asset Allocation Fund	—	—	—	—	—
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	—	—	—	—	—
Global Equity Allocation Fund	—	—	—	—	—
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	(39,084,586)	(22,515,333)	(286,710)	(61,886,629)	(25,410,389)
International Equity Allocation Fund	—	—	—	—	—
Strategic Opportunities Allocation Fund	—	—	—	—	—

As of February 28, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	3,367,795,420	131,545,932	(49,974,831)	81,571,101
Consolidated Alternative Asset Opportunity Fund	1,615,656,770	11,544,770	(16,107,817)	(4,563,047)
Consolidated Benchmark-Free Allocation Fund	14,386,253,623	554,907,534	(225,323,104)	329,584,430
Benchmark-Free Fund	4,465,055,300	26,686,665	(124,031,791)	(97,345,126)
Global Asset Allocation Fund	5,230,186,467	213,950,423	(81,007,842)	132,942,581
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	1,437,793,582	154,088,553	(791,944)	153,296,609
Global Equity Allocation Fund	2,800,396,900	203,105,014	(56,884,319)	146,220,695
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	1,076,958,721	75,293,968	(1,730,962)	73,563,006
International Equity Allocation Fund	1,665,200,119	169,079,784	(43,927,191)	125,152,593
Special Situations Fund	96,354,790	3,397	(11,912)	(8,515)
Strategic Opportunities Allocation Fund	2,271,947,904	191,875,235	(7,829,223)	184,046,012

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees and supplemental support fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent for all Funds except Alpha Only Fund. For Alpha Only Fund, Brown Brothers Harriman & Co. (“BBH”) serves as the custodian and fund accounting agent and State Street serves as the transfer agent. State Street’s transfer agent fees may be reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains in a State Street transfer agent account. Earnings allowances are reported as a reduction of expenses in the Statement of Operations. Prior to December 31, 2012, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance each Fund maintained in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Each of the Funds may charge purchase premiums and redemption fees. Purchase premiums and redemption fees for the Funds are typically reassessed annually based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds in which the Funds invest, provided that, if that weighted average is less than 0.05%, the Funds usually will not charge a purchase premium or redemption fee.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

The Manager may consider known cash flows out of or into underlying funds when placing orders for the cash purchase or redemption of underlying fund shares by accounts over which the Manager has investment discretion, including the Funds and other pooled investment vehicles. Consequently, those accounts will tend to benefit more from waivers of the underlying funds’ purchase premiums and redemption fees than other underlying fund shareholders.

As of February 28, 2014, the premium on cash purchases and the fee on cash redemptions were as follows:

	Alpha Only	Alternative Asset Oppor- tunity Fund	Benchmark-Free Allocation Fund(1)	Benchmark-Free Fund(2)	Global Asset Allocation Fund(3)	Global Developed Equity Allocation Fund (formerly World Oppor- tunities Equity Allocation Fund)	Global Equity Allocation Fund(4)	International Developed Equity Allocation Fund (formerly International Oppor- tunities Equity Allocation Fund)	International Equity Allocation Fund(5)	Special Situations Fund	Strategic Oppor- tunities Allocation Fund(6)
Purchase Premium	—	—	0.11%	0.14%	0.11%	—	0.11%	—	0.20%	—	0.06%
Redemption Fee	—	—	0.11%	0.14%	0.11%	—	0.11%	—	0.20%	—	0.06%

(1)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.12% of the amount invested or redeemed.
(2)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.13% of the amount invested or redeemed.
(3)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.10% of the amount invested or redeemed.
(4)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.12% of the amount invested or redeemed.
(5)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.21% of the amount invested or redeemed.
(6)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.07% of the amount invested or redeemed.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Alpha Only Fund	Alternative Asset Opportunity Fund	Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund (formerly World Oppor- tunities Equity Allocation Fund)	Global Equity Allocation Fund	International Developed Equity Allocation Fund (formerly Inter- national Oppor- tunities Equity Allocation Fund)	Intern- ational Equity Allocation Fund	Special Situations Fund	Strategic Oppor- tunities Allocation Fund
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X		X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X		X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk	X	X	X	X	X	X	X	X	X		X
Natural Resources Risk	X		X	X	X	X	X	X	X		X
Commodities Risk		X	X	X	X	X	X	X	X		X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X
Options Risk			X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X
Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

Some of the Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, its shares are expected to decline in value when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform the equity markets on which its puts were written when those markets rise rapidly because the Fund does not have exposure to the upside of the equity markets.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The market price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation). Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream the Manager expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause a Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student

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loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset Backed Securities” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but

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February 28, 2014

those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

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February 28, 2014

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

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February 28, 2014

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse

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February 28, 2014

developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

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Notes to Financial Statements — (Continued)

February 28, 2014

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• SHORT SALES RISK. Some Funds may use short sales in their investment programs in an attempt to increase their returns or for hedging purposes.

In implementing its principal investment strategies, Alpha Only Fund is permitted to engage in short sales of securities or currencies that it does not own. To do so, Alpha Only Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. This type of short sale exposes Alpha Only Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses.

Short sales of securities or currencies the Funds do not own involve a form of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. Alpha Only Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own.

• NATURAL RESOURCES RISK. The Funds (except Alternative Asset Opportunity Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) may invest in Resources Fund. Resources Fund concentrates its investments in the natural resources sector, and so is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The Funds (except Alternative Asset Opportunity Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) are exposed to the risks of investments in the natural resources sector to the extent they invest in Resources Fund.

• COMMODITIES RISK. The Funds (except Alpha Only Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) may invest in Alternative Asset Opportunity Fund, which has exposure to commodity markets. Therefore, the net asset value of its shares is affected by factors particular to those markets and may decline and fluctuate in a rapid and unpredictable manner. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Alternative Asset Opportunity Fund invests in commodity-related derivatives. The value of these derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate. The Funds (except Alpha Only Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) are exposed to the risks of investments in commodities to the extent they invest in Alternative Asset Opportunity Fund.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholders. They also potentially limit the RIC Funds’ use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• OPTIONS RISK. There are various risks associated with transactions in exchange-traded and OTC options. The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which when distributed, are taxable to shareholders as ordinary income.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some of their underlying Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in other GMO Funds that are not diversified.

The following Funds are not diversified investment companies under the 1940 Act:

•	Alpha Only Fund
•	Alternative Asset Opportunity Fund
•	Implementation Fund
•	Special Situations Fund

Temporary Defensive Positions. The Funds (other than Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund) normally do not take temporary defensive positions. Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund may, from time to time, take temporary defensive positions if deemed prudent by the Manager. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

At February 28, 2014, only Alpha Only Fund, Consolidated Alternative Asset Opportunity Fund and Implementation Fund (a wholly owned subsidiary of Benchmark-Free Allocation Fund), held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Alternative Asset Opportunity Fund, Implementation Fund and Special Situations Fund.

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund

The Fund’s investment program involves having both long and short investment exposures. The Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio or the portfolio investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

Use of Derivatives by Alternative Asset Opportunity Fund

The Fund invests in a range of global equity, bond, currency, and commodity markets using exchange-traded futures and forward non-U.S. exchange contracts. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and the Manager believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by Implementation Fund

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of BFAF. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by Special Situations Fund

The Fund may use derivatives as substitutes for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of another fund or account that invests in the Fund. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio or the portfolio of another fund or account that invests in the Fund. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures or the investment exposures of another fund or account that invests in the Fund to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or another fund or account that invests in the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain exposure to the credit of an issuer through the debt instrument but adjust the interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio or the portfolio of another fund or account that invests in the Fund.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore would be subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

*            *             *

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund*	Consolidated Benchmark-Free Allocation Fund**	Special Situations Fund
Forward currency contracts
Adjust currency exchange rate risk		X
Adjust exposure to foreign currencies	X	X	X	X
To hedge some or all of the currency exposure of the underlying Funds and assets in which the Fund invests	X
To manage against anticipated currency exchange rate changes	X		X	X
Futures contracts
Adjust exposure to certain securities markets		X	X
Maintain the diversity and liquidity of the portfolio		X	X
To hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests	X
Options (Written)
Used written put option contracts as a substitute for direct equity investment			X
Swap contracts
Adjust exposure to certain securities markets			X	X
Adjust interest rate exposure				X
Adjust exposure to certain companies and industries			X	X
Manage the duration of the portfolio				X
To hedge some or all of the broad market exposure of the assets in which the Fund invests			X	X
To hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests	X
Rights and/or warrants
Received as a result of corporate actions	X		X

*	Certain derivatives are held by Alternative Asset Opportunity Fund’s wholly owned subsidiary.
**	Derivatives are held by Benchmark-Free Allocation Fund’s wholly owned subsidiary.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

For the year ended February 28, 2014, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Benchmark-Free Allocation Fund
Outstanding, beginning of year	$—	4,383	$3,763,138	$—	—	$—
Options written	—	98,437	101,723,566	—	—	—
Options bought back	—	(27,937)	(34,352,233)	—	—	—
Options expired	—	(64,563)	(59,041,121)	—	—	—
Options exercised	—	(415)	(585,881)	—	—	—

Outstanding, end of year	$—	9,905	$11,507,469	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if a Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2014 and the Statements of Operations for the year ended February 28, 2014^:

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$597,751	$—	$—	$597,751
Unrealized Appreciation on Futures Contracts*	—	—	2,445,400	—	—	—	2,445,400

Total	$—	$—	$2,445,400	$597,751	$—	$—	$3,043,151

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$2,445,400	$597,751	$—	$—	$3,043,151

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(8,363,835)	$—	$—	$(8,363,835)
Unrealized Depreciation on Futures Contracts*	—	—	(81,197,034)	—	—	—	(81,197,034)
Unrealized Depreciation on Swap Agreements	—	—	(15,747,219)	—	—	—	(15,747,219)

Total	$—	$—	$(96,944,253)	$(8,363,835)	$—	$—	$(105,308,088)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(96,944,253)	$(8,363,835)	$—	$—	$(105,308,088)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$17,479	$—	$—	$—	$17,479
Forward Currency Contracts	—	—	—	15,665,859	—	—	15,665,859
Futures Contracts	—	—	(531,437,492)	—	—	—	(531,437,492)
Swap Agreements	—	—	(124,580,322)	—	—	—	(124,580,322)

Total	$—	$—	$(656,000,335)	$15,665,859	$—	$—	$(640,334,476)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$(15,363,414)	$—	$—	$(15,363,414)
Futures Contracts	—	—	65,514,553	—	—	—	65,514,553
Swap Agreements	—	—	(17,469,509)	—	—	—	(17,469,509)

Total	$—	$—	$48,045,044	$(15,363,414)	$—	$—	$32,681,630

Consolidated Alternative Asset Opportunity Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$9,589,140	$—	$—	$9,589,140
Unrealized Appreciation on Futures Contracts*	—	11,983,150	34,663,912	—	4,739,819	—	51,386,881

Total	$—	$11,983,150	$34,663,912	$9,589,140	$4,739,819	$—	$60,976,021

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$11,983,150	$34,663,912	$9,589,140	$4,739,819	$—	$60,976,021

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated Alternative Asset Opportunity Fund (continued)
Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,930,650)	$—	$—	$(1,930,650)
Unrealized Depreciation on Futures Contracts*	—	(9,610,698)	(3,241,511)	—	(239,798)	—	(13,092,007)

Total	$—	$(9,610,698)	$(3,241,511)	$(1,930,650)	$(239,798)	$—	$(15,022,657)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(9,610,698)	$(3,241,511)	$(1,930,650)	$(239,798)	$—	$(15,022,657)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$—	$28,603,696	$—	$—	$28,603,696
Futures Contracts	—	20,691,498	20,307,811	—	1,174,285	—	42,173,594

Total	$—	$20,691,498	$20,307,811	$28,603,696	$1,174,285	$—	$70,777,290

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$3,756,821	$—	$—	$3,756,821
Futures Contracts	—	(1,827,691)	23,168,919	—	4,674,909	—	26,016,137

Total	$—	$(1,827,691)	$23,168,919	$3,756,821	$4,674,909	$—	$29,772,958

Consolidated Benchmark-Free Allocation Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$45,551	$—	$—	$—	$45,551
Unrealized Appreciation on Forward Currency Contracts	—	—	—	5,584,974	—	—	5,584,974

Total	$—	$—	$45,551	$5,584,974	$—	$—	$5,630,525

Derivatives not subject to Master Agreements	$—	$—	$45,551	$—	$—	$—	$45,551

Total subject to Master Agreements	$—	$—	$—	$5,584,974	$—	$—	$5,584,974

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(45,824,801)	$—	$—	$(45,824,801)
Written Options, at value	—	—	(7,471,130)	—	—	—	(7,471,130)

Total	$—	$—	$(7,471,130)	$(45,824,801)	$—	$—	$(53,295,931)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(7,471,130)	$(45,824,801)	$—	$—	$(53,295,931)

Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$2,390,910	$—	$—	$—	$2,390,910
Forward Currency Contracts	—	—	—	(3,503,155)	—	—	(3,503,155)
Futures Contracts	—	—	4,279,099	—	—	—	4,279,099
Swap Contracts	—	—	2,399,249	—	—	—	2,399,249
Written Options	—	—	35,271,311	—	—	—	35,271,311

Total	$—	$—	$44,340,569	$(3,503,155)	$—	$—	$40,837,414

Change in Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$(50,779,892)	$—	$—	$(50,779,892)
Futures Contracts	—	—	1,771,838	—	—	—	1,771,838
Swap Contracts	—	—	(1,052,432)	—	—	—	(1,052,432)
Written Options	—	—	2,966,259	—	—	—	2,966,259

Total	$—	$—	$3,685,665	$(50,779,892)	$—	$—	$(47,094,227)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Special Situations Fund
Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$—	$8,864,140	$—	$—	$8,864,140
Swap Agreements	—	—	14,410,549	—	(1,390,952)	—	13,019,597

Total	$—	$—	$14,410,549	$8,864,140	$(1,390,952)	$—	$21,883,737

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$(2,850,950)	$—	$—	$(2,850,950)
Swap Agreements	—	—	(8,572,908)	—	2,249,464	—	(6,323,444)

Total	$—	$—	$(8,572,908)	$(2,850,950)	$2,249,464	$—	$(9,174,394)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The table includes cumulative appreciation/depreciation of futures and cleared swap contracts as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts is reported within the Statements of Assets and Liabilities.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some over-the-counter derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2014, if any.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements and net of the related collateral received or pledged by the Funds as of February 28, 2014:

Alpha Only Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$3,669	$—	$3,669	$—
Brown Brothers Harriman & Co.	7,852	—	7,852	—
Deutsche Bank AG	124,090	—	124,090	—
Goldman Sachs International	34,215	—	34,215	—
Morgan Stanley & Co. International PLC	427,925	—	427,925	—

Total	$597,751	$—	$597,751	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$58,768	$—	$(3,669)	$55,099
Barclays Bank plc	2,698,495	—	—	2,698,495	*
BNP Paribas	4,664,114	(4,664,114)	—	—
Brown Brothers Harriman & Co.	515,106	—	(7,852)	507,254
Citibank N.A.	3,164,894	(3,164,894)	—	—	*
Deutsche Bank AG	1,798,800	—	(124,090)	1,674,710
Goldman Sachs International	798,373	—	(34,215)	764,158
JPMorgan Chase Bank, N.A.	9,385,450	(8,352,000)	—	1,033,450
Morgan Stanley & Co. International PLC	1,027,054	—	(427,925)	599,129

Total	$24,111,054	$(16,181,008)	$(597,751)	$7,332,295

Consolidated Alternative Asset Opportunity Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$2,313,810	$(1,964,199)	$(349,611)	$—	*
Citibank N.A.	976,574	—	—	976,574
Credit Suisse International	586,688	(340,691)	(24,451)	221,546
JPMorgan Chase Bank, N.A.	583,182	—	583,182	—	*
Morgan Stanley & Co. International PLC	5,128,886	—	(660,526)	4,468,360

Total	$9,589,140	$(2,304,890)	$(451,406)	$5,666,480

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$349,611	$—	$349,611	$—
Credit Suisse International	24,451	—	24,451	—
JPMorgan Chase Bank, N.A.	793,835	—	(583,182)	210,653
Morgan Stanley & Co. International PLC	660,526	—	660,526	—
UBS AG	102,227	—	—	102,227

Total	$1,930,650	$—	$451,406	$312,880

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Consolidated Benchmark-Free Allocation Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$1,302,270	$—	$1,302,270	$—
Deutsche Bank AG	2,347,713	—	2,347,713	—
JPMorgan Chase Bank, N.A.	1,132,184	—	1,132,184	—
Morgan Stanley & Co. International PLC	802,807	—	802,807	—

Total	$5,584,974	$—	$5,584,974	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$14,541,030	$—	$(1,302,270)	$13,238,760
Brown Brothers Harriman & Co.	540,592	—	—	540,592
Deutsche Bank AG	7,545,943	—	(2,347,713)	5,198,230
Goldman Sachs International	5,566,854	—	—	5,566,854
JPMorgan Chase Bank, N.A.	10,420,329	—	(1,132,184)	9,288,145
Morgan Stanley & Co. International PLC	7,210,053	—	(802,807)	6,407,246

Total	$45,824,801	$—	$(5,584,974)	$40,239,827

The following tables present the Funds’ exchange-traded or cleared derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements and net of the related collateral received or pledged by the Funds as of February 28, 2014:

Alpha Only Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Goldman Sachs & Co. – Futures	$3,149,265	$(3,149,265)	$—	$—	*

Total	$3,149,265	$(3,149,265)	$—	$—

Consolidated Alternative Asset Opportunity Fund

Counterparty	Gross Derivative Assets in the Statement of Assets and Liabilities	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Credit Suisse Securities (USA) LLC – Futures	$2,438,050	$—	$—	$2,438,050	*

Total	$2,438,050	$—	$—	$2,438,050

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
UBS Securities LLC – Futures	$307,557	$(307,557)	$—	$—	*

Total	$307,557	$(307,557)	$—	$—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Consolidated Benchmark-Free Allocation Fund

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Morgan Stanley & Co. Incorporated – Options	$7,471,130	$(7,471,130)	$—	$—	*

Total	$7,471,130	$(7,471,130)	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or number of contracts (options) outstanding at each month-end was as follows for the year ended February 28, 2014:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options	Rights and/or Warrants ($)
Alpha Only Fund	843,276,830	2,058,543,055	788,730,437	—	21,204
Consolidated Alternative Asset Opportunity Fund	992,221,623	1,630,986,090	—	—	—
Consolidated Benchmark-Free Allocation Fund	2,560,676,755	75,522,851	2,790,788	8,062	438,786
Special Situations Fund	391,190,492	—	65,930,087	—	—

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Alpha Only	Alternative Asset Opportunity Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	Global Equity Allocation Fund	International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	International Equity Allocation Fund	Special Situations Fund	Strategic Opportunities Allocation Fund
Management Fee	0.50%	0.70% (Currently, 0.10% waived)	0.65%	—	—	—	—	—	—	0.37%	—

The Manager decides how to allocate the assets of the Fund among underlying funds. For certain Funds above, the Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

In addition, each class of shares of certain Funds pays the Manager a shareholder service and/or supplemental support fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service and/or supplemental support fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class III	Class IV	Class VI	Class MF
Alpha Only Fund	0.15%	0.10%
Alternative Asset Opportunity Fund	0.15%
Benchmark-Free Allocation Fund	0.15%	0.10%		0.10%
Benchmark-Free Fund	0.00%
Global Asset Allocation Fund	0.00%
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	0.00%
Global Equity Allocation Fund	0.00%
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	0.00%
International Equity Allocation Fund	0.00%
Special Situations Fund	0.15%		0.055%
Strategic Opportunities Allocation Fund	0.00%

For each Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager. “Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that charges a management fee other than Benchmark-Free Allocation Fund, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

In addition to the contractual waivers and reimbursements described above, the Manager has contractually agreed to waive Alternative Asset Opportunity Fund’s management fee to 0.60% of the Fund’s average daily net assets.

For each Fund that charges a shareholder service fee other than Benchmark-Free Allocation Fund, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2014 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

For Benchmark-Free Allocation Fund only, pursuant to the terms of the Fund’s management contract and servicing and supplemental support agreement, the fees payable to the Manager under those agreements are reduced by amounts equal to the management fees and shareholder service fees, respectively, that the Manager receives as a result of the Fund’s investment in underlying GMO Funds.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2014 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with the Manager ($)
Alpha Only Fund	36,106	4,835
Consolidated Alternative Asset Opportunity Fund	33,590	2,165
Consolidated Benchmark-Free Allocation Fund	156,393	17,733
Benchmark-Free Fund	42,953	5,932
Global Asset Allocation Fund	52,427	7,266
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	16,360	2,190
Global Equity Allocation Fund	27,922	3,923
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	11,017	1,460
International Equity Allocation Fund	16,754	2,372
Special Situations Fund	3,777	580
Strategic Opportunities Allocation Fund	23,820	3,285

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2014 these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
Alpha Only Fund	0.287%	0.050%	0.000%	0.337%
Consolidated Alternative Asset Opportunity Fund	0.001%	< 0.001%	0.000%	0.001%
Consolidated Benchmark-Free Allocation Fund	0.181%	0.040%	< 0.001%	0.221%
Benchmark-Free Fund	0.466%	0.087%	< 0.001%	0.554%
Global Asset Allocation Fund*	0.447%	0.078%	0.001%	0.526%
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	0.427%	0.076%	0.000%	0.503%
Global Equity Allocation Fund*	0.469%	0.072%	0.000%	0.541%
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	0.510%	0.089%	0.000%	0.599%
International Equity Allocation Fund	0.578%	0.081%	0.000%	0.659%
Special Situations Fund	0.001%	0.000%	0.000%	0.001%
Strategic Opportunities Allocation Fund	0.413%	0.074%	< 0.001%	0.487%

*	During the year, the Fund incurred non-recurring indirect legal expenses in connection with the final settlement of pending litigation. Subsequent to the receipt of the settlement proceeds, the underlying fund was liquidated.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2014 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Alpha Only Fund	—	1,953,205,289	—	2,765,712,506
Consolidated Alternative Asset Opportunity Fund	—	850,861,031	7,874,280	800,000,000
Consolidated Benchmark-Free Allocation Fund	1,980,438,905	10,738,970,512	21,467,430	4,449,569,587
Benchmark-Free Fund	—	2,640,355,901	—	2,112,764,604
Global Asset Allocation Fund	—	2,740,974,388	14,976	2,312,162,639
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	—	560,025,011	—	646,905,037
Global Equity Allocation Fund	—	1,923,253,429	—	1,351,744,108
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	—	547,014,991	—	556,996,921
International Equity Allocation Fund	—	866,053,054	—	654,653,946
Special Situations Fund	—	101,230,127	—	712,255,514
Strategic Opportunities Allocation Fund	—	1,370,959,372	—	1,220,319,032

Cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2014 are noted in the table below:

Fund Name	Purchases ($)	Sales ($)
Alpha Only Fund	2,354,510,587	—

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

8.	Principal shareholders and related parties as of February 28, 2014

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion
Alpha Only Fund	3	*	90.86%	0.02%	99.93%
Alternative Asset Opportunity Fund	3	**	99.28%	—	100.00%
Benchmark-Free Allocation Fund	1		61.82%	0.69%	1.09%
Benchmark-Free Fund	—		—	—	100.00%
Global Asset Allocation Fund	1	***	14.63%	0.13%	14.63%
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	3		40.27%	—	—
Global Equity Allocation Fund	—		—	< 0.01%	2.87%
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	3		38.08%	< 0.01%	—
International Equity Allocation Fund	2	****	34.81%	1.50%	17.96%
Special Situations Fund	3	*	87.11%	—	100.00%
Strategic Opportunities Allocation Fund	1		27.58%	0.02%	99.96%

*	Two of the shareholders are other funds of the Trust.
**	Three of the shareholders are other funds of the Trust.
***	This shareholder is another fund managed by GMO.
****	One of the shareholders is another fund managed by GMO.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds’ shares were as follows:

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Alpha Only Fund
Class III:
Shares sold	93,123	$2,244,600	1,183,182	$28,765,077
Shares issued to shareholders in reinvestment of distributions	323	7,809	1,935	47,550
Shares repurchased	(759,781)	(18,341,207)	(607,109)	(14,811,201)

Net increase (decrease)	(666,335)	$(16,088,798)	578,008	$14,001,426

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares		Amount
Alpha Only Fund (continued)
Class IV:
Shares sold	75,869,698	$1,831,415,950	84,662,488		$2,065,839,670
Shares issued to shareholders in reinvestment of distributions	179,603	4,340,992	302,200		7,431,105
Shares repurchased	(69,011,623)	(1,661,234,378)	(31,550,019)		(770,380,453)

Net increase (decrease)	7,037,678	$174,522,564	53,414,669		$1,302,890,322

Alternative Asset Opportunity Fund
Class III:
Shares sold	39,928,840	$1,223,650,248	30,023,131		$904,821,692
Shares repurchased	(19,774,814)	(613,082,436)	—		—

Net increase (decrease)	20,154,026	$610,567,812	30,023,131		$904,821,692

Benchmark-Free Allocation Fund
Class III:
Shares sold	83,570,700	$2,220,037,812	42,604,188		$1,057,446,020
Shares issued to shareholders in reinvestment of distributions	2,330,556	62,154,776	186,580		4,641,672
Shares repurchased	(8,725,787)	(232,433,194)	(9,878,308)		(252,879,064)
Purchase premiums	—	2,418,537	—		1,298,448
Redemption fees	—	33,515	—		741

Net increase (decrease)	77,175,469	$2,052,211,446	32,912,460		$810,507,817

Class IV:
Shares sold	63,820,323	$1,703,418,517	27,340,869	*	$690,612,412	*
Shares issued to shareholders in reinvestment of distributions	1,842,657	49,276,554	71,428	*	1,783,556	*
Shares repurchased	(251,261)	(6,669,687)	(388	)*	(10,000	)*
Purchase premiums	—	1,617,686	—		222,986	*
Redemption fees	—	28,028	—		—

Net increase (decrease)	65,411,719	$1,747,671,098	27,411,909		$692,608,954

Class MF:
Shares sold	215,517,302	$5,736,217,510	113,938,649	**	$2,794,339,449	**
Shares issued to shareholders in reinvestment of distributions	7,331,127	195,655,173	553,925	**	13,753,375	**
Shares repurchased	(1,008,672)	(27,229,235)	(63,751	)**	(1,509,790	)**
Purchase premiums	—	6,720,897	—		3,348,672	**
Redemption fees	—	101,414	—		1,195	**

Net increase (decrease)	221,839,757	$5,911,465,759	114,428,823		$2,809,932,901

Benchmark-Free Fund
Class III:
Shares sold	10,993,786	$239,070,485	8,342,306		$172,037,177
Shares issued to shareholders in reinvestment of distributions	10,583,028	231,171,191	10,629,226		218,779,932
Shares repurchased	(8,643,943)	(190,964,994)	(3,465,062)		(71,933,455)
Purchase premiums	—	218,347	—		139,242
Redemption fees	—	154,566	—		46,367

Net increase (decrease)	12,932,871	$279,649,595	15,506,470		$319,069,263

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Global Asset Allocation Fund
Class III:
Shares sold	61,023,261	$688,169,291	125,182,359	$1,328,700,300
Shares issued to shareholders in reinvestment of distributions	9,754,231	113,531,587	10,190,943	108,125,903
Shares repurchased	(53,127,599)	(601,513,021)	(45,844,718)	(482,976,480)
Purchase premiums	—	608,300	—	1,275,100
Redemption fees	—	517,902	—	428,093

Net increase (decrease)	17,649,893	$201,314,059	89,528,584	$955,552,916

Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)
Class III:
Shares sold	520,502	$11,983,195	15,977,360	$313,330,034
Shares issued to shareholders in reinvestment of distributions	1,810,571	44,342,181	2,296,490	46,343,171
Shares repurchased	(11,196,118)	(258,273,417)	(9,148,660)	(187,141,359)

Net increase (decrease)	(8,865,045)	$(201,948,041)	9,125,190	$172,531,846

Global Equity Allocation Fund
Class III:
Shares sold	73,809,558	$669,415,693	66,734,770	$570,867,176
Shares issued to shareholders in reinvestment of distributions	19,805,161	181,832,730	18,696,692	154,244,521
Shares repurchased	(39,119,950)	(358,692,120)	(20,100,329)	(170,509,288)
Purchase premiums	—	421,910	—	489,107
Redemption fees	—	343,722	—	187,787

Net increase (decrease)	54,494,769	$493,321,935	65,331,133	$555,279,303

International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)
Class III:
Shares sold	5,893,408	$100,118,600	9,059,323	$126,443,969
Shares issued to shareholders in reinvestment of distributions	1,826,575	31,707,291	1,841,320	26,735,963
Shares repurchased	(8,849,973)	(150,924,811)	(4,252,988)	(60,770,407)

Net increase (decrease)	(1,129,990)	$(19,098,920)	6,647,655	$92,409,525

International Equity Allocation Fund
Class III:
Shares sold	38,371,666	$409,049,396	32,118,209	$312,628,321
Shares issued to shareholders in reinvestment of distributions	10,052,575	111,978,780	4,032,122	41,081,828
Shares repurchased	(23,810,967)	(259,946,262)	(20,247,711)	(195,804,476)
Purchase premiums	—	234,323	—	614,603
Redemption fees	—	523,704	—	367,771

Net increase (decrease)	24,613,274	$261,839,941	15,902,620	$158,888,047

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

	Year Ended February 28, 2014		Year Ended February 28, 2013

	Shares	Amount	Shares	Amount
Special Situations Fund
Class III:
Shares sold	19,904	$504,786	1,090,189	$28,393,064
Shares repurchased	(1,146,720)	(29,382,034)	(1,320,555)	(34,008,100)

Net increase (decrease)	(1,126,816)	$(28,877,248)	(230,366)	$(5,615,036)

Class VI:
Shares sold	1,108,694	$28,471,072	8,504,266	$223,395,607
Shares repurchased	(25,417,418)	(655,453,703)	(7,256,801)	(192,457,709)

Net increase (decrease)	(24,308,724)	$(626,982,631)	1,247,465	$30,937,898

Strategic Opportunities Allocation Fund
Class III:
Shares sold	6,558,371	$151,655,878	4,226,212	$90,910,743
Shares issued to shareholders in reinvestment of distributions	7,180,527	164,017,906	8,815,218	182,034,234
Shares repurchased	(9,935,021)	(223,122,498)	(7,158,276)	(156,243,122)
Purchase premiums	—	72,793	—	9,941
Redemption fees	—	121,352	—	7,745

Net increase (decrease)	3,803,877	$92,745,431	5,883,154	$116,719,541

*	The period under the heading “Year Ended February 28, 2013” represents the period from December 11, 2012 (commencement of operations) through February 28, 2013.
**	The period under the heading “Year Ended February 28, 2013” represents the period from March 1, 2012 (commencement of operations) through February 28, 2013.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds		Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Alpha Only Fund
GMO International Equity Fund, Class IV†	$1,100,163,857	$370,335,384	$1,629,210,173	*	$23,490,584	$—	$—	$—
GMO International Growth Equity Fund, Class IV	472,693,875	156,272,070	647,071,656		14,639,943	22,361,927	—	—
GMO U.S. Core Equity Fund, Class VI	523,090,853	157,050,838	761,946,010	**	9,218,439	—	—	—
GMO U.S. Flexible Equities Fund, Class VI	965,757,640	371,639,864	1,394,464,195	***	16,853,385	67,573,978	—	—
GMO U.S. Treasury Fund	116,540,642	475,057,802	591,630,416		54,255	4,543	—	—

Totals	$3,178,246,867	$1,530,355,958	$5,024,322,450		$64,256,606	$89,940,448	$—	$—

* $1,022,659,873 was redeemed in-kind.
** $483,705,760 was redeemed in-kind.
*** $896,047,395 was redeemed in-kind.

Alternative Asset Opportunity Fund
GMO Debt Opportunities Fund, Class VI††	$3,084,979	$—	$—		$30,167	$—	$547,752	$2,736,930
GMO U.S. Treasury Fund	616,498,947	850,861,031	800,000,000		629,905	231,125	—	667,339,196

Totals	$619,583,926	$850,861,031	$800,000,000		$660,072	$231,125	$547,752	$670,076,126

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Affiliate	Value, beginning of period	Purchases		Sales Proceeds		Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Consolidated Benchmark-Free Allocation Fund
GMO Alpha Only Fund, Class IV	$1,129,748,983	$1,545,609,086		$597,138,071		$1,798,053	$—	$—	$2,059,932,497
GMO Alternative Asset Opportunity Fund	489,287,387	1,000,468,021		375,736,351		—	—	—	1,174,026,482
GMO Debt Opportunities Fund, Class VI	267,402,815	546,402,056		—		14,894,549	11,373,663	—	809,249,532
GMO Emerging Country Debt Fund, Class IV	127,099,623	406,769,954		—		22,546,095	—	—	521,745,697
GMO Flexible Equities Fund, Class VI	141,469,403	40,752,276		156,726,110		26,361,353	14,390,923	—	—

Totals	$2,155,008,211	$3,540,001,393		$1,129,600,532		$65,600,050	$25,764,586	$—	$4,564,954,208

Benchmark-Free Fund
GMO Alpha Only Fund, Class IV	$457,131,993	$20,519,913		$265,027,455		$490,199	$—	$—	$208,616,077
GMO Alternative Asset Opportunity Fund	188,187,832	120,691,865		130,423,645		—	—	—	192,414,859
GMO Asset Allocation Bond Fund, Class VI	—	671,305,891		—		1,108,910	—	—	671,093,221
GMO Currency Hedged International Equity Fund, Class III	927,521,659	373,475,419		213,138,910		33,725,683	249,187,766	—	1,016,093,779
GMO Debt Opportunities Fund, Class VI	162,220,146	16,056,063		—		3,808,325	3,059,277	—	178,380,316
GMO Emerging Country Debt Fund, Class IV	102,994,675	97,193,365		—		9,824,432	—	—	194,550,630
GMO Emerging Markets Fund, Class VI	490,803,797	127,500,658		38,714,061		13,169,874	—	—	515,889,087
GMO Flexible Equities Fund, Class VI	128,814,066	37,441,517		142,809,211		24,077,441	13,364,076	—	—
GMO Quality Fund, Class VI	918,524,954	145,890,565		1,106,497,169		22,014,272	94,254,179	—	—
GMO Risk Premium Fund, Class VI	243,009,116	29,490,352		—		—	14,156,637	—	274,986,361
GMO Special Situations Fund, Class VI	175,541,690	1,068,495		155,325,193		—	—	—	24,336,040
GMO Strategic Fixed Income Fund, Class VI	146,772,924	3,399,900		60,828,960		2,495,947	—	—	87,645,942
GMO U.S. Core Equity Fund, Class VI	—	934,714,041		—		—	—	—	942,031,777
GMO U.S. Treasury Fund	—	61,607,857		—		12,476	14,780	—	61,607,857

Totals	$3,941,522,852	$2,640,355,901		$2,112,764,604		$110,727,559	$374,036,715	$—	$4,367,645,946

Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$729,162,436	$95,529,582		$315,812,725		$805,237	$—	$—	$501,775,894
GMO Alternative Asset Opportunity Fund	269,060,669	97,508,865		100,071,827		—	—	—	283,699,150
GMO Asset Allocation Bond Fund, Class VI	—	669,278,918		—		1,103,252	—	—	669,281,486
GMO Currency Hedged International Equity Fund, Class III	248,043,903	124,955,229		339,903,239		9,743,426	70,318,838	—	—
GMO Debt Opportunities Fund, Class VI	119,450,615	85,211,640		1,149,341		3,410,545	2,682,544	—	203,208,896
GMO Domestic Bond Fund, Class VI	45,628,493	—		39,898,307		1,198,612	1,068,315	6,056,314	—
GMO Emerging Country Debt Fund, Class IV	121,041,373	78,067,895		1,174,961		10,147,616	—	—	190,722,157
GMO Emerging Markets Fund, Class VI	455,385,222	76,229,716		22,674,035		12,241,929	—	—	446,494,991
GMO Flexible Equities Fund, Class VI	100,158,243	20,730,509		110,295,463		14,009,503	6,721,006	—	—
GMO International Equity Fund, Class IV†	358,974,608	983,116,743		90,617,912		26,223,012	—	—	1,465,521,943
GMO International Growth Equity Fund, Class IV	28,498,947	96,658,291		125,021,550		2,526,250	1,774,081	—	—
GMO International Large/Mid Cap Equity Fund, Class VI†††	622,763,298	8,011,823		664,351,334		8,011,823	—	—	—
GMO Risk Premium Fund, Class VI	117,555,180	12,123,059		—		—	7,066,747	—	130,663,795
GMO Special Purpose Holding Fund	3,289	—		9,196		—	—	258,692	—
GMO Special Situations Fund, Class VI	165,745,642	8,937,584		151,232,708		—	—	—	26,425,429
GMO Strategic Fixed Income Fund, Class VI	296,449,409	17,756,487		70,724,826		5,075,116	—	—	241,443,599
GMO U.S. Core Equity Fund, Class VI	—	1,208,717,776	*	118,823,539		—	—	—	1,101,695,599
GMO U.S. Flexible Equities Fund, Class VI	1,064,789,143	273,970,145		1,355,189,878	**	22,603,674	140,078,274	—	—
GMO U.S. Treasury Fund	—	92,887,902		250,000		18,765	22,224	—	92,637,902

Totals	$4,742,710,470	$3,949,692,164		$3,507,200,841		$117,118,760	$229,732,029	$6,315,006	$5,353,570,841

* Includes purchases of $1,208,717,776 as a result of GMO U.S. Flexible Equities Fund merging into GMO U.S. Core Equity Fund.
** Includes sales of $1,208,717,776 as a result of GMO U.S. Flexible Equities Fund merging into GMO U.S. Core Equity Fund.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Affiliate	Value, beginning of period	Purchases		Sales Proceeds		Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)
GMO Currency Hedged International Equity Fund, Class III	$105,584,819	$59,407,307		$148,019,705		$4,370,438	$31,902,805	$—	$—
GMO Emerging Markets Fund, Class VI	30,728,573	129,303,057		152,553		785,725	—	—	155,716,435
GMO Flexible Equities Fund, Class VI	30,425,117	5,115,792		34,133,287		3,480,608	1,635,184	—	—
GMO International Equity Fund, Class IV†	474,047,552	254,925,001		80,629,705		14,133,876	—	—	776,904,002
GMO International Growth Equity Fund, Class IV	153,982,276	6,901,504		169,483,591		3,767,853	3,133,651	—	—
GMO U.S. Core Equity Fund, Class VI	74,987,226	703,985,524	*	140,541,275		1,444,770	—	—	658,441,285
GMO U.S. Flexible Equities Fund, Class VI	662,034,180	101,429,952		774,988,046	**	13,175,671	81,614,281	—	—

Totals	$1,531,789,743	$1,261,068,137		$1,347,948,162		$41,158,941	$118,285,921	$—	$1,591,061,722

* Includes purchases of $701,043,125 as a result of GMO U.S. Flexible Equities Fund merging into GMO U.S. Core Equity Fund.
** Includes sales of $701,043,125 as a result of GMO U.S. Flexible Equities Fund merging into GMO U.S. Core Equity Fund.

Global Equity Allocation Fund
GMO Currency Hedged International Equity Fund, Class III	$155,882,479	$116,899,782		$241,966,841		$7,285,304	$57,255,641	$—	$—
GMO Emerging Markets Fund, Class VI	325,125,624	132,586,310		25,139,683		9,920,799	—	—	382,740,582
GMO Flexible Equities Fund, Class VI	35,579,121	8,117,238		39,543,454		5,740,616	2,376,621	—	—
GMO International Equity Fund, Class IV†	278,726,153	1,028,920,760		95,686,231		22,140,090	—	—	1,385,658,404
GMO International Growth Equity Fund, Class IV	30,002,710	203,900,417		234,381,615		6,790,128	5,682,743	—	—
GMO International Large/Mid Cap Equity Fund, Class VI†††	469,254,168	6,685,414		503,036,148		6,672,155	—	—	—
GMO Special Purpose Holding Fund	154	—		429		—	—	12,079	—
GMO SPV I, LLC	30	—		120		—	—	3,953	—
GMO U.S. Core Equity Fund, Class VI	77,632,724	1,163,240,067	*	90,122,890		1,741,876	—	—	1,178,165,377
GMO U.S. Flexible Equities Fund, Class VI	848,494,082	373,459,453		1,232,422,710	**	20,516,513	127,658,268	—	—

Totals	$2,220,697,245	$3,033,809,441		$2,462,300,121		$80,807,481	$192,973,273	$16,032	$2,946,564,363

* Includes purchases of $1,110,556,013 as a result of GMO U.S. Flexible Equities Fund merging into GMO U.S. Core Equity Fund.
** Includes sales of $1,110,556,013 as a result of GMO U.S. Flexible Equities Fund merging into GMO U.S. Core Equity Fund.

International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)
GMO Emerging Markets Fund, Class VI	$19,089,766	$97,691,515		$374,198		$595,880	$—	$—	$112,686,463
GMO Flexible Equities Fund, Class VI	43,798,347	7,601,111		48,890,511		4,801,053	2,800,058	—	—
GMO International Equity Fund, Class IV†	625,555,137	411,041,597		181,032,074		19,687,897	—	—	1,037,781,904
GMO International Growth Equity Fund, Class IV	278,348,071	30,680,768		326,700,137		9,670,860	7,341,198	—	—

Totals	$966,791,321	$547,014,991		$556,996,920		$34,755,690	$10,141,256	$—	$1,150,468,367

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$357,138,077	$140,571,617		$36,336,277		$11,236,144	$—	$—	$408,776,259
GMO Flexible Equities Fund, Class VI	45,162,963	4,760,850		49,780,452		3,638,722	1,122,129	—	—
GMO International Equity Fund, Class IV†	696,941,748	624,786,475		167,032,186		25,270,351	—	—	1,381,555,377
GMO International Growth Equity Fund, Class IV	285,931,562	95,934,111		401,505,031		11,592,423	9,749,344	—	—

Totals	$1,385,174,350	$866,053,053		$654,653,946		$51,737,640	$10,871,473	$—	$1,790,331,636

Special Situations Fund
GMO U.S. Treasury Fund	$642,686,692	$101,230,127		$679,134,000		$212,588	$17,538	$—	$65,037,346

Totals	$642,686,692	$101,230,127		$679,134,000		$212,588	$17,538	$—	$65,037,346

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2014

Affiliate	Value, beginning of period	Purchases		Sales Proceeds		Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Strategic Opportunities Allocation Fund
GMO Alpha Only Fund, Class IV	$62,597,522	$42,122,448		$103,922,161		$104,151	$—	$—	$—
GMO Asset Allocation Bond Fund, Class VI	—	373,674,347		1,471,105		560,352	—	—	371,271,791
GMO Currency Hedged International Equity Fund, Class III	142,477,873	72,924,988		195,695,964		6,089,610	40,501,949	—	—
GMO Debt Opportunities Fund, Class VI	78,618,929	19,409,749		7,201,677		1,792,347	1,439,515	—	90,854,965
GMO Domestic Bond Fund, Class VI	11,861,988	—		10,365,132		313,212	280,299	1,582,581	—
GMO Emerging Country Debt Fund, Class IV	62,062,358	50,865,615		3,309,482		5,417,625	—	—	106,134,175
GMO Emerging Markets Fund, Class VI	45,375,997	233,130,021		—		1,275,760	—	—	270,476,553
GMO Flexible Equities Fund, Class VI	84,933,948	24,424,761		94,747,650		15,384,398	9,040,363	—	—
GMO International Equity Fund, Class IV†	508,373,819	375,209,241		172,282,421		17,260,973	—	—	869,771,136
GMO International Growth Equity Fund, Class IV	174,154,916	4,231,492		189,731,192		2,359,204	1,872,288	—	—
GMO Risk Premium Fund, Class VI	75,746,033	9,359,379		9,836,618		—	4,531,243	—	75,787,760
GMO Special Situations Fund, Class VI	63,120,913	18,464,993		82,654,044		—	—	—	—
GMO Strategic Fixed Income Fund, Class VI	114,412,850	1,922,436		93,494,496		1,922,436	—	—	20,522,948
GMO U.S. Core Equity Fund, Class VI	—	832,020,362	*	190,059,905		—	—	—	648,092,634
GMO U.S. Flexible Equities Fund, Class VI	736,384,617	145,219,901		891,122,968	**	15,639,751	96,675,216	—	—

Totals	$2,160,121,763	$2,202,979,733		$2,045,894,815		$68,119,819	$154,340,873	$1,582,581	$2,452,911,962

* Includes purchases of $832,020,362 as a result of GMO U.S. Flexible Equities Fund merging into GMO U.S. Core Equity Fund.
** Includes sales of $832,020,362 as a result of GMO U.S. Flexible Equities Fund merging into GMO U.S. Core Equity Fund.

†	Formerly International Intrinsic Value Fund.
††	Formerly GMO Short-Duration Collateral Fund. Due to a fund merger, activity prior to February 11, 2014 is that of GMO Short-Duration Collateral Fund. Activity from February 12, 2014 to year-end is that of GMO Debt Opportunities Fund.
†††	Formerly International Core Equity Fund.

11.	Subsequent events

Effective March 10, 2014, the premium on cash purchases and the fee on cash redemptions changed to the following fees for the funds listed below:

GMO Global Developed Equity Allocation Fund Class III (purchase premium of 0.08%; redemption fee of 0.08%)

GMO International Developed Equity Allocation Fund Class III (purchase premium of 0.08%; redemption fee of 0.08%)

Effective March 1, 2014, the Manager has contractually agreed to reduce the rate of the supplemental support fees charged to GMO Benchmark-Free Allocation Fund’s Class MF shares to a rate to be charged in any month (starting on the first business day of the month) based on the net assets attributable to Class MF shares as of the last business day of the preceding month based on the following schedule: 0.10% on the first $6 billion of net assets, 0.05% on the next $2 billion, 0.03% on the next $2 billion, and 0.01% thereafter; provided, however, that the effective rate charged at any time will not be reduced to less than 0.06% of Class MF’s average daily net assets. The rate will be calculated before giving effect to any reduction or waiver described above, and any applicable reduction or waiver will serve to further reduce the supplemental support fees paid to GMO. This reduction will continue through at least June 30, 2015, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund (formerly GMO World Opportunities Equity Allocation Fund), GMO Global Equity Allocation Fund, GMO International Developed Equity Allocation Fund (formerly GMO International Opportunities Equity Allocation Fund), GMO International Equity Allocation Fund, GMO Special Situations Fund, and GMO Strategic Opportunities Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund (Consolidated), GMO Benchmark-Free Allocation Fund (Consolidated), GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund (formerly GMO World Opportunities Equity Allocation Fund), GMO Global Equity Allocation Fund, GMO International Developed Equity Allocation Fund (formerly GMO International Opportunities Equity Allocation Fund), GMO International Equity Allocation Fund, GMO Special Situations Fund, and GMO Strategic Opportunities Allocation Fund (collectively, the “Funds”), at February 28, 2014, the results of each of their operations, the changes in each of their net assets, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2014

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2014 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2014.

As a shareholder of the Funds, you may incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and /or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2013 through February 28, 2014.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During the Period*	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During the Period*	Annualized Net Expense Ratio
Alpha Only Fund
Class III	$1,000.00	$ 995.40	$3.17	$1,000.00	$1,021.62	$3.21	0.64%
Class IV	$1,000.00	$ 995.40	$2.97	$1,000.00	$1,021.82	$3.01	0.60%
Alternative Asset Opportunity Fund
Class III	$1,000.00	$1,038.40	$3.79	$1,000.00	$1,021.08	$3.76	0.75%
Benchmark-Free Allocation Fund
Class III	$1,000.00	$1,062.60	$4.14	$1,000.00	$1,020.78	$4.06	0.81%
Class IV	$1,000.00	$1,063.10	$3.89	$1,000.00	$1,021.03	$3.81	0.76%
Class MF	$1,000.00	$1,063.00	$3.89	$1,000.00	$1,021.03	$3.81	0.76%
Benchmark-Free Fund
Class III	$1,000.00	$1,079.20	$2.78	$1,000.00	$1,022.12	$2.71	0.54%
Global Asset Allocation Fund
Class III	$1,000.00	$1,088.35	$2.69	$1,000.00	$1,022.22	$2.61	0.52%
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)
Class III	$1,000.00	$1,148.00	$2.66	$1,000.00	$1,022.32	$2.51	0.50%
Global Equity Allocation Fund
Class III	$1,000.00	$1,133.80	$2.86	$1,000.00	$1,022.12	$2.71	0.54%
International Developed Equity Allocation Fund (formerly GMO International Opportunities Equity Allocation Fund)
Class III	$1,000.00	$1,179.90	$3.24	$1,000.00	$1,021.82	$3.01	0.60%
International Equity Allocation Fund
Class III	$1,000.00	$1,144.20	$3.51	$1,000.00	$1,021.52	$3.31	0.66%

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 28, 2014 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During the Period*	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During the Period*	Annualized Net Expense Ratio
Special Situations Fund
Class III	$1,000.00	$1,006.60	$2.59	$1,000.00	$1,022.22	$2.61	0.52%
Class VI	$1,000.00	$1,007.30	$2.14	$1,000.00	$1,022.66	$2.16	0.43%
Strategic Opportunities Allocation Fund
Class III	$1,000.00	$1,123.10	$2.53	$1,000.00	$1,022.41	$2.41	0.48%

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2014, multiplied by the average account value over the period, multiplied by 181days in the period, divided by 365 days in the year.

GMO Trust

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2014 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable RIC Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2014:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	U.S. Government Obligation Income(1,2)	Interest- Related Dividend Income(3) ($)	Short-Term Capital Gain Dividends(3) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(4) ($)	Foreign Source Income(4) ($)
Alpha Only Fund	100.00%	100.00%	5.32%	—	—	—	—	N/A
Benchmark-Free Allocation Fund	13.64%	42.07%	1.42%	14,529,636	83,886,549	72,344,545	—	N/A
Benchmark-Free Fund	14.58%	34.91%	1.00%	30,338,102	8,806,038	91,349,526	3,845,801	28,990,306
Global Asset Allocation Fund	19.55%	59.74%	1.45%	—	—	—	6,239,645	54,364,779
Global Developed Equity Allocation Fund (formerly World Opportunities Equity Allocation Fund)	34.46%	78.27%	—	—	—	—	1,880,963	18,353,021
Global Equity Allocation Fund	19.52%	57.15%	—	5,312,276	33,227,958	74,647,305	5,161,232	44,956,113
International Developed Equity Allocation Fund (formerly International Opportunities Equity Allocation Fund)	—	76.50%	—	—	—	—	2,287,307	22,571,909
International Equity Allocation Fund	—	82.14%	—	—	1,061,132	59,095,211	4,955,538	41,457,052
Strategic Opportunities Allocation Fund	20.00%	48.15%	—	11,029,230	5,801,732	83,346,967	2,395,809	23,086,970

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the RIC Funds and the RIC Funds’ shareholders.
(4)	The RIC Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the RIC Funds’ shareholders.

In early 2015, the RIC Funds will notify applicable shareholders of amounts for use in preparing 2014 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2014. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 20110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises; Director, BeiGene Ltd.	41	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	41	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	41	Director of Courier Corporation (a book publisher and manufacturer).
Interested Trustee and Officer:
Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).	53	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 –November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer, June 2009 – March 2013 and since September 2013; Chief Accounting Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – March 2013, June 2013 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009).

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Carly Condron DOB: 03/04/1984	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009-present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 –April 2007).

Brian Kadehjian DOB: 09/16/1974	Treasury Officer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President –Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kenneth Earley DOB: 09/09/1973	Anti-Money Laundering Officer	Since September 2013.	Compliance Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2011 – present); Associate in Financial Services Group, Dechert LLP (May 2007 – May 2011).

[1]	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

GMO Implementation Fund

Annual Report

February 28, 2014

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Fund will achieve the stated investment objective. Please see the Fund’s private placement memorandum regarding specific principal risks for the Fund. General risk may include: market-risk equities, management and operational risk, non-U.S. investment risk, smaller company risk and derivative risk.

GMO Implementation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Implementation Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the CPI is included for comparative purposes.

GMO Implementation Fund returned +12.5% for the fiscal period ended February 28, 2014, as compared with +1.0% for the CPI.

The Fund’s exposures to U.S. quality equities, currency hedged international equities, and Japanese equities drove the majority of outperformance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Implementation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Implementation Fund and the CPI

As of February 28, 2014

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2014. All information is unaudited.

3

GMO Implementation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2014 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	62.9%
Debt Obligations	18.9
Short-Term Investments	15.7
Preferred Stocks	2.0
Investment Funds	0.4
Written Options	(0.1)
Forward Currency Contracts	(0.4)
Rights/Warrants	0.0 ^
Other	0.6

100.0%

Country Summary*	% of Investments*
United States	52.4%
United Kingdom	7.6
France	5.8
Japan	4.9
Germany	4.0
South Korea	3.2
Brazil	3.1
Italy	2.6
Russia	2.4
Spain	2.2
Taiwan	2.2
Turkey	1.1
Australia	0.8
India	0.7
Netherlands	0.6
South Africa	0.6
Hong Kong	0.5
Thailand	0.5
Canada	0.4
Finland	0.4
Indonesia	0.4
Mexico	0.4
Norway	0.4
Poland	0.4
Belgium	0.3
Sweden	0.3
Switzerland	0.3
Austria	0.2
Czech Republic	0.2
Israel	0.2
Singapore	0.2
Denmark	0.1
Egypt	0.1
Malaysia	0.1
New Zealand	0.1
Peru	0.1
Philippines	0.1
Portugal	0.1
Chile	0.0	^
Hungary	0.0	^
Ireland	0.0	^
Sri Lanka	0.0	^

	100.0%

Industry Group Summary	% of Investments**
U.S. Government & Agencies	22.6%
Energy	10.2
Software & Services	7.9
Banks	6.4
Telecommunication Services	5.7
Technology Hardware & Equipment	5.0
Capital Goods	5.0
Pharmaceuticals, Biotechnology & Life Sciences	4.8
Materials	4.1
Health Care Equipment & Services	4.0
Food, Beverage & Tobacco	3.9
Utilities	3.9
Automobiles & Components	3.2
Household & Personal Products	2.2
Insurance	1.9
Food & Staples Retailing	1.6
Semiconductors & Semiconductor Equipment	1.5
Retailing	1.1
Diversified Financials	1.0
Real Estate	0.9
Consumer Durables & Apparel	0.9
Transportation	0.8
Consumer Services	0.7
Media	0.7
Commercial & Professional Services	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

**	Investments may consist of common stocks and other stock-related securities, such as preferred stocks and ETFs, if any. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

4

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	COMMON STOCKS — 62.9%

	Australia — 0.7%
4,548,003	Arrium Ltd	6,289,600
392,575	Bank of Queensland Ltd	4,211,343
181,352	Bendigo and Adelaide Bank Ltd	1,804,871
929,114	BlueScope Steel Ltd *	5,118,679
108,836	CSL Ltd	7,028,518
2,287,099	Goodman Fielder Ltd	1,276,698
363,457	Insurance Australia Group Ltd	1,764,814
555,412	Investa Office Fund (REIT)	1,589,627
76,936	Macquarie Group Ltd	3,879,850
2,534,774	Mirvac Group (REIT)	4,001,881
186,107	National Australia Bank Ltd	5,787,729
942,499	Pacific Brands Ltd	472,610
555,148	QBE Insurance Group Ltd	6,381,829
1,769,616	Stockland (REIT)	6,111,369
1,209,243	TABCORP Holdings Ltd	3,834,869
831,461	Tatts Group Ltd	2,171,711
225,866	Westpac Banking Corp	6,778,685

	Total Australia	68,504,683

	Austria — 0.1%
37,650	Erste Group Bank AG	1,332,762
162,770	OMV AG	7,396,374
117,260	Voestalpine AG	5,273,520

	Total Austria	14,002,656

	Belgium — 0.2%
171,885	Ageas	7,862,927
200,632	Belgacom SA	6,035,569
73,032	Delhaize Group	5,244,060
35,496	KBC Groep NV	2,244,835

	Total Belgium	21,387,391

	Brazil — 1.2%
89,000	Aes Tiete SA	562,240
28,600	Ambev SA	206,163
227,900	Ambev SA ADR	1,640,880
152,400	Banco Bradesco SA	1,900,463
2,623,700	Banco do Brasil SA	23,204,236
454,500	Banco Santander Brasil SA	2,221,745
700,600	Banco Santander Brasil SA ADR	3,474,976
357,300	BM&FBOVESPA SA	1,537,711
361,800	BR Malls Participacoes SA	2,772,727
230,500	BR Properties SA	1,671,322
522,000	Brasil Brokers Participacoes SA	1,118,011
298,800	Cia de Saneamento Basico do Estado de Sao Paulo	2,769,876
233,480	Cielo SA	6,333,487

Shares	Description	Value ($)
	Brazil — continued
339,900	Companhia de Saneamento Basico do Estado de Sao Paulo	3,124,216
106,900	Companhia de Saneamento de Minas Gerais-Copasa MG	1,518,845
571,300	Companhia Siderurgica Nacional SA	2,498,364
458,500	Companhia Siderurgica Nacional SA Sponsored ADR	2,040,325
227,400	Cosan Ltd – Class A	2,681,046
166,100	Cosan SA Industria e Comercio	2,458,800
203,900	CPFL Energia SA	1,460,124
73,100	CPFL Energia SA ADR	1,051,178
416,100	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,320,575
250,070	Duratex SA	1,160,944
616,900	EDP-Energias Do Brasil SA	2,351,350
224,700	Equatorial Energia SA	1,901,458
138,200	Gol Linhas Aereas Inteligentes SA ADR *	673,034
148,700	Grendene SA	875,764
201,300	Grupo BTG Pactual	2,343,263
73,980	Klabin SA *	1,829,662
337,600	Light SA	2,374,588
584,900	MRV Engenharia e Participacoes SA	2,028,069
51,300	Multiplan Empreendimentos Imobiliarios SA	1,008,879
166,100	Multiplus SA	1,818,846
86,800	Porto Seguro SA	1,202,426
169,757	Sul America SA	1,085,180
537,100	Tim Participacoes SA	2,631,080
193,600	Tractebel Energia SA	2,742,418
282,100	Transmissora Alianca de Energia Eletrica SA	2,170,379
93,100	Ultrapar Participacoes SA	2,070,651
307,900	Vale SA	4,347,844
1,593,000	Vale SA Sponsored ADR	22,572,810

	Total Brazil	125,755,955

	Canada — 0.3%
894,800	Blackberry Ltd *	8,929,414
226,600	Canadian Natural Resources Ltd	8,292,091
37,000	Canadian Tire Corp Ltd – Class A	3,336,449
266,900	First Quantum Minerals Ltd	5,177,469
34,800	Home Capital Group Inc	2,717,876
54,800	Magna International Inc	4,878,204
59,300	RONA Inc	621,223

	Total Canada	33,952,726

	Chile — 0.0%
2,933,723	Enersis SA	841,713
39,400	Enersis SA Sponsored ADR	560,662
33,940	ENTEL Chile SA	392,002

	Total Chile	1,794,377

See accompanying notes to the financial statements.	5

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Czech Republic — 0.1%
513,700	CEZ AS	13,841,954
55,000	Telefonica 02 Czech Republic AS	836,497

	Total Czech Republic	14,678,451

	Denmark — 0.1%
186	AP Moller – Maersk A/S – Class A	2,271,598
10,019	Carlsberg A/S – Class B	1,055,526
30,629	Danske Bank A/S *	809,984
40,262	Jyske Bank A/S *	2,419,091
104,213	Vestas Wind Systems A/S *	3,753,823

	Total Denmark	10,310,022

	Egypt — 0.1%
1,237,582	Al Ezz Steel Rebars SAE *	3,211,796
166,097	Commercial International Bank	884,643
167,036	EFG-Hermes Holding SAE *	307,582
291,399	Global Telecom Holding *	933,086
407,467	Orascom Telecom Holding SAE *	290,002
2,108,049	Orascom Telecom Media And Technology Holding SAE	424,082
96,773	Sidi Kerir Petrochemicals Co	273,833
395,721	Talaat Moustafa Group *	460,640
541,797	Telecom Egypt Co	1,198,769

	Total Egypt	7,984,433

	Finland — 0.3%
54,397	Fortum Oyj	1,287,908
21,229	Metso Oyj	686,313
46,145	Neste Oil Oyj	987,890
3,211,888	Nokia Oyj *	24,447,895
106,104	Sampo Oyj – Class A	5,368,958
63,592	UPM-Kymmene Oyj	1,153,297

	Total Finland	33,932,261

	France — 4.9%
59,203	Airbus Group NV	4,350,075
645,481	Air France – KLM *	8,866,510
861,443	Alcatel-Lucent *	3,727,696
85,971	Alstom SA	2,313,314
322,620	ArcelorMittal	5,066,333
493,713	AXA	12,859,895
313,664	BNP Paribas	25,620,804
34,488	Bouygues SA	1,388,125
14,594	Cap Gemini SA	1,140,299
131,279	Carrefour SA	4,829,722
75,701	CGG SA *	1,155,930
66,540	Cie Generale des Etablissements Michelin – Class B	8,088,629
95,588	CNP Assurances	2,058,519
179,112	Compagnie de Saint-Gobain	10,740,786

Shares	Description	Value ($)
	France — continued
217,234	Credit Agricole SA *	3,439,332
41,824	Electricite de France	1,659,392
1,237,293	GDF Suez	31,685,713
16,711	L’Oreal SA	2,831,107
24,185	Lafarge SA	1,813,302
2,666,092	Orange	33,251,604
1,085,184	Peugeot SA *	19,114,677
48,427	Publicis Groupe SA	4,595,975
243,158	Renault SA	24,066,511
30,487	Safran SA	2,143,047
441,087	Sanofi	45,877,389
55,319	Schneider Electric SA	4,922,687
406,491	Societe Generale	26,973,214
254,509	Technicolor *	1,708,825
2,281,039	Total SA	147,991,775
37,359	Vallourec SA	2,000,029
62,058	Veolia Environnement SA	1,172,410
180,082	Vinci SA	13,429,717
1,152,906	Vivendi SA	32,875,846

	Total France	493,759,189

	Germany — 3.0%
132,050	Allianz SE (Registered)	23,549,207
113,898	Aurubis AG	6,327,788
225,127	BASF SE	25,876,988
163,145	Bayerische Motoren Werke AG	18,929,295
210,494	Commerzbank AG *	3,803,203
16,965	Continental AG	4,123,420
446,397	Daimler AG (Registered)	41,526,953
363,191	Deutsche Lufthansa AG (Registered) *	9,393,026
265,687	Deutsche Bank AG (Registered)	12,849,800
110,979	Deutsche Post AG (Registered)	4,160,969
1,253,459	Deutsche Telekom AG (Registered)	21,205,120
41,459	Duerr AG	3,459,572
2,651,754	E.ON AG	50,491,222
183,429	Freenet AG	6,193,210
29,693	Hannover Rueck SE	2,525,384
25,116	HeidelbergCement AG	2,066,373
127,195	K+S AG (Registered)	4,294,178
234,787	Kloeckner & Co SE *	3,610,937
27,683	Lanxess AG	2,052,684
20,430	Merck KGaA	3,585,571
138,371	Metro AG *	5,723,275
73,098	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	15,982,241
718,139	RWE AG	28,716,208
75,125	Salzgitter AG	3,167,474
13,951	Volkswagen AG	3,554,963

	Total Germany	307,169,061

6	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Hong Kong — 0.4%
265,772	AAC Technologies Holdings Inc	1,211,139
516,098	Cheung Kong Holdings Ltd	8,103,985
3,058,208	Esprit Holdings Ltd *	5,748,610
379,238	Galaxy Entertainment Group Ltd *	3,817,237
581,052	Link (REIT)	2,702,786
171	Melco International Development Ltd	614
399,600	Sands China Ltd	3,358,105
814,071	Sun Hung Kai Properties Ltd	10,435,196
377,000	Wharf Holdings Ltd (The)	2,643,100
783,500	Yue Yuen Industrial Holdings	2,391,117

	Total Hong Kong	40,411,889

	Hungary — 0.0%
523,501	Magyar Telekom Telecommunications Plc	780,381
180,430	OTP Bank Plc	3,201,651

	Total Hungary	3,982,032

	India — 0.6%
69,687	Aban Offshore Ltd	573,407
794,211	Allahabad Bank	967,931
406,370	Andhra Bank	370,627
319,560	Aurobindo Pharma Ltd	2,712,631
124,829	Bank of Baroda	1,110,925
275,972	Bank of India	767,006
927,243	Bharat Heavy Electricals Ltd	2,527,395
625,373	Cairn India Ltd	3,283,964
319,385	Canara Bank Ltd	1,118,646
252,494	Coal India Ltd	994,352
50,069	GAIL India Ltd	298,662
90,901	HCL Technologies Ltd	2,314,996
30,512	Hero MotoCorp Ltd	966,994
1,386,554	Housing Development & Infrastructure Ltd *	944,429
56,200	ICICI Bank Ltd	953,134
24,800	ICICI Bank Ltd Sponsored ADR	884,864
269,318	Idea Cellular Ltd	565,714
41,571	Infosys Ltd	2,566,498
41,700	Infosys Ltd Sponsored ADR	2,571,639
79,791	Jai Balaji Industries Ltd *	14,101
152,112	Jindal Steel & Power Ltd	586,866
620,331	Karnataka Bank Ltd	1,071,549
33,958	Kiri Industries Ltd *	27,613
58,048	Larsen & Toubro Ltd	1,040,850
112,974	Lupin Ltd (a)	1,819,271
31,715	Maruti Suzuki India Ltd	816,936
1,605,174	NHPC Ltd	465,911
620,397	NMDC Ltd	1,268,314
104,873	NTPC Ltd	190,080
404,127	Oil & Natural Gas Corp Ltd	1,891,630
453,777	Oriental Bank of Commerce	1,235,314
439,233	Power Finance Corp	1,169,957

Shares	Description	Value ($)
	India — continued
333,925	Punjab National Bank Ltd (a)	2,984,420
134,802	Rural Electrification Corp Ltd	422,263
171,689	Sesa Sterlite Ltd	489,961
72,780	Sesa Sterlite Ltd ADR	816,592
72,991	State Bank of India	1,809,212
291,281	Syndicate Bank	381,465
92,363	Tata Consultancy Services Ltd	3,388,739
79,652	Tata Motors Ltd	539,472
14,200	Tata Motors Ltd Sponsored ADR	495,296
403,612	Tata Power Co Ltd	515,995
79,310	Tata Steel Ltd	440,923
191,249	Tech Mahindra Ltd	5,797,954

	Total India	56,174,498

	Indonesia — 0.4%
2,191,800	Adaro Energy Tbk PT	188,553
18,115,600	Astra International Tbk PT	10,875,674
4,905,370	Bank Mandiri Persero Tbk PT	3,861,506
406,500	Bank Negara Indonesia Persero Tbk PT	159,945
4,355,070	Bank Rakyat Indonesia Persero Tbk PT	3,492,827
3,827,200	Bank Tabungan Negara Persero Tbk PT	357,265
2,324,600	Gajah Tunggal Tbk PT	439,942
8,855,100	Global Mediacom Tbk PT	1,670,987
3,079,000	Harum Energy Tbk PT	638,702
397,200	Indo Tambangraya Megah Tbk PT	891,975
825,200	Indosat Tbk PT	285,913
4,028,100	Lippo Karawaci Tbk PT	326,991
4,408,600	Media Nusantara Citra Tbk PT	966,702
404,600	Mitra Adiperkasa Tbk PT	240,711
33,321,900	MNC Investama Tbk PT	935,071
4,724,600	Perusahaan Gas Negara Persero Tbk PT	2,000,447
3,338,000	Ramayana Lestari Sentosa Tbk PT	412,524
189,600	Tambang Batubara Bukit Asam Persero Tbk PT	156,831
40,643,400	Telekomunikasi Indonesia Persero Tbk PT	8,138,206
35,300	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,384,819
2,413,200	XL Axiata Tbk PT	968,027

	Total Indonesia	38,393,618

	Ireland — 0.0%
152,266	Smurfit Kappa Group Plc	4,239,914

	Israel — 0.1%
364,378	Bank Hapoalim BM	1,991,516
1,212,555	Bank Leumi Le-Israel *	4,665,432
31,200	Check Point Software Technologies Ltd *	2,103,504
1,780,793	Israel Discount Bank Ltd–Class A *	3,356,075
208,135	Partner Communications Co Ltd *	1,932,489

	Total Israel	14,049,016

See accompanying notes to the financial statements.	7

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Italy — 2.2%
5,525,585	A2A SPA	7,160,685
204,488	Assicurazioni Generali SPA	4,591,425
91,882	Atlantia SPA	2,325,596
142,035	Azimut Holding SPA	4,734,173
703,127	Banco Popolare Scarl *	1,543,048
9,137,031	Enel SPA	46,822,895
2,631,826	ENI SPA	63,181,196
134,802	Exor SPA	5,474,716
1,296,226	Fiat SPA *	13,534,081
1,071,235	Finmeccanica SPA *	10,512,611
2,649,777	Intesa Sanpaolo SPA	8,195,593
20,792	Italcementi SPA-Di RISP	127,800
2,394,225	Mediaset SPA *	13,725,336
432,244	Mediolanum SPA	3,982,930
90,660	Recordati SPA	1,673,251
114,750	Saipem SPA	2,695,812
16,806,103	Telecom Italia SPA	19,089,500
8,307,609	Telecom Italia SPA-Di RISP	7,273,538
578,877	UniCredit SPA	4,593,863
587,648	UnipolSai SPA *	2,006,082

	Total Italy	223,244,131

	Japan — 4.1%
40,479	Adastria Holdings Co Ltd	939,846
469,600	Aeon Co Ltd	5,754,498
47,100	Alfresa Holdings Corp	2,761,446
109,000	Asahi Glass Co Ltd	600,211
88,000	Asahi Kasei Corp	627,142
62,800	Astellas Pharma Inc	4,082,048
125,900	Bridgestone Corp	4,553,415
312,000	Calsonic Kansei Corp	1,571,135
80,200	Canon Inc	2,502,299
19,500	Central Japan Railway Co	2,275,885
86,800	Chubu Electric Power Co Inc	1,073,835
1,547,935	Cosmo Oil Co Ltd	2,866,259
87,700	CyberAgent Inc	3,863,599
1,360,000	Daikyo Inc	3,006,519
125,700	Daito Trust Construction Co Ltd	11,715,214
449,000	Daiwa Securities Group Inc	4,063,306
234,000	Dena Co Ltd	5,073,049
920,463	DIC Corp	2,535,234
47,000	FujiFilm Holdings Corp	1,355,456
176,700	Fuji Heavy Industries Ltd	4,796,446
76,400	Fuji Oil Co Ltd	1,035,597
205,000	Gunze Ltd	540,829
249,000	Hanwa Co Ltd	1,102,025
1,038,307	Haseko Corp *	6,662,055
116,200	Honda Motor Co Ltd	4,182,394
111,300	Idemitsu Kosan Co Ltd	2,277,931

Shares	Description	Value ($)
	Japan — continued
193,200	INPEX Corp	2,454,931
167,700	IT Holdings Corp	2,897,307
1,226,100	Itochu Corp	15,279,544
24,900	Japan Airlines Co Ltd	1,239,874
245,500	Japan Tobacco Inc	7,819,108
353,500	JFE Holdings Inc	7,215,170
2,260,900	JX Holdings Inc	11,741,985
150,842	K’s Holdings Corp	4,130,710
97,000	Kansai Electric Power Co Inc (The) *	1,084,313
160,700	Kao Corp	5,533,567
3,353,000	Kawasaki Kisen Kaisha Ltd	7,612,654
169,300	KDDI Corp	10,353,646
3,235,000	Kobe Steel Ltd *	4,431,677
49,686	Kohnan Shoji Co Ltd	503,421
864,700	Leopalace21 Corp *	4,224,929
1,329,000	Marubeni Corp	9,343,135
206,004	Medipal Holdings Corp	3,184,511
1,365,100	Mitsubishi Chemical Holdings Corp	6,177,360
862,500	Mitsubishi Corp	16,554,323
284,000	Mitsubishi Gas Chemical Co Inc	1,818,391
631,700	Mitsubishi UFJ Lease & Finance Co Ltd	3,236,444
1,606,000	Mitsui Chemicals Inc	4,163,737
1,819,667	Mitsui Engineer & Shipbuilding Co Ltd	3,770,708
923,100	Mitsui & Co Ltd	14,230,307
1,283,012	Mitsui Mining & Smelting Co Ltd	3,377,390
1,460,134	Mitsui OSK Lines Ltd	6,078,945
1,184,000	NEC Corp	4,003,541
183,500	Net One Systems Co Ltd	1,206,282
301,000	Nichirei Corp	1,305,291
1,232,500	Nippon Light Metal Co Ltd	1,702,429
179,032	Nippon Paper Industries Co Ltd	3,541,423
1,582,000	Nippon Steel Corp	4,635,142
321,600	Nippon Telegraph & Telephone Corp	18,105,781
1,827,000	Nippon Yusen Kabushiki Kaisha	5,852,555
376,241	Nipro Corp	3,319,982
383,300	Nissan Motor Co Ltd	3,421,195
216,000	Nisshinbo Holdings Inc	1,867,694
313,786	North Pacific Bank Ltd	1,184,697
673,329	NTT Docomo, Inc.	11,222,740
24,400	Okinawa Electric Power Co	818,002
1,558	ORIX JREIT Inc (REIT)	1,974,658
21,300	Otsuka Holdings Co Ltd	655,381
2,566,900	Resona Holdings Inc	13,411,176
250,000	Round One Corp	1,909,763
42,100	Ryohin Keikaku Co Ltd	3,823,386
139,100	Sega Sammy Holdings Inc	3,261,511
108,000	Seino Holdings Co Ltd	1,124,086
22,600	Shimamura Co Ltd	2,047,105
473,400	Showa Shell Sekiyu KK	4,661,406
3,766,500	Sojitz Corp	6,686,855

8	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Japan — continued
2,783,200	Sumitomo Mitsui Construction Co Ltd *	2,994,179
1,063,200	Sumitomo Corp	14,064,826
251,600	Sumitomo Electric Industries Ltd	3,862,049
377,000	Sumitomo Metal Mining Co Ltd	4,935,078
853,000	Sumitomo Mitsui Trust Holdings Inc	4,001,571
96,000	Sumitomo Realty & Development Co Ltd	3,878,837
45,352	Suzuken Co Ltd	1,723,512
158,095	Takeda Pharmaceutical Co Ltd	7,597,551
1,818,400	Tokyo Electric Power Co Inc (The) *	8,504,753
452,000	Tokyo Tatemono Co Ltd	3,691,837
212,000	TonenGeneral Sekiyu KK	1,873,987
1,164,000	Tosoh Corp	4,514,607
314,800	Toyota Tsusho Corp	7,781,684
408,300	UNY Co Ltd	2,429,890
1,733,267	Yamada Denki Co Ltd	5,755,465

	Total Japan	419,627,667

	Malaysia — 0.1%
437,900	AMMB Holdings Berhad	967,965
1,268,492	CIMB Group Holdings Berhad	2,774,115
316,996	Hong Leong Bank Berhad	1,372,611
461,400	Tenaga Nasional Berhad	1,690,825

	Total Malaysia	6,805,516

	Mexico — 0.3%
1,100,100	America Movil SAB de CV	21,308,937
1,937,400	America Movil SAB de CV – Class L	1,873,006
310,800	Cemex SA de CV CPO *	407,814
171,000	Cemex SAB de CV Sponsored ADR *	2,236,680
11,800	Fomento Economico Mexicano SAB de CV	101,122
16,200	Fomento Economico Mexicano SAB de CV Sponsored ADR	1,387,044
647,500	Grupo Financiero Banorte SAB de CV – Class O	4,191,911

	Total Mexico	31,506,514

	Netherlands — 0.5%
1,313,509	Aegon NV	11,840,714
68,126	Corbion NV	1,531,423
17,890	Heineken NV	1,208,002
1,554,635	ING Groep NV *	22,576,507
109,543	Koninklijke Ahold NV	2,041,960
561,364	Koninklijke BAM Groep NV	3,335,844
39,551	Koninklijke DSM NV	2,523,641
456,020	Koninklijke KPN NV *	1,625,272
85,275	SNS REAAL NV * (b)	—
342,000	VimpelCom Ltd Sponsored ADR	3,474,720

	Total Netherlands	50,158,083

Shares	Description	Value ($)
	New Zealand — 0.1%
466,481	Chorus Ltd	597,059
375,307	Fletcher Building Ltd	2,967,716
2,401,872	Telecom Corp of New Zealand	5,039,654

	Total New Zealand	8,604,429

	Norway — 0.3%
420,393	DNB ASA	7,609,612
342,730	Golden Ocean Group Ltd	750,030
83,254	Petroleum Geo – Services ASA	906,357
706,203	Statoil ASA	18,626,830
72,373	TGS Nopec Geophysical Co ASA	2,279,736
30,614	Yara International ASA	1,241,232

	Total Norway	31,413,797

	Peru — 0.1%
531,655	Companhia de Minas Buenaventura SA ADR	6,698,853

	Philippines — 0.0%
429,760	BDO Unibank Inc	810,185
50,190	GT Capital Holdings Inc	899,913
438,376	Metropolitan Bank & Trust	806,977
6,265	Philippine Long Distance Telephone Co	379,564
10,700	Philippine Long Distance Telephone Co Sponsored ADR	644,140
1,165,900	Puregold Price Club Inc	1,221,213

	Total Philippines	4,761,992

	Poland — 0.3%
1,606,871	Boryszew SA *	298,281
36,777	Jastrzebska Spolka Weglowa SA	628,067
624,329	KGHM Polska Miedz SA	24,182,894
608,266	PGE SA	3,713,083
43,249	Polski Koncern Naftowy Orlen SA	625,820
367,662	Synthos SA	651,984

	Total Poland	30,100,129

	Portugal — 0.1%
2,380,700	EDP-Energias de Portugal SA	10,302,971

	Russia — 1.9%
85,762	Bashneft OAO–Class S	4,787,580
59,633	Gazprom Neft JSC Sponsored ADR	1,185,642
6,553,062	Gazprom OAO Sponsored ADR	50,374,312
772,933	Lukoil OAO Sponsored ADR	42,425,060
38,023	Magnit OJSC GDR	2,124,250
20,246	Mail.ru Group Ltd GDR (Registered Shares)	859,357
46,486	MegaFon OAO GDR	1,346,314
390,785	MMC Norilsk Nickel OJSC ADR	6,623,492
435,800	Mobile Telesystems Sponsored ADR	7,504,476

See accompanying notes to the financial statements.	9

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Russia — continued
28,907	NovaTek OAO GDR	3,650,686
2,359,610	Rosneft OJSC GDR (Registered)	15,904,559
19,725,450	Russian Grids OAO *	363,224
2,244,770	Sberbank Sponsored ADR	23,103,539
53,171	Severstal OAO GDR (Registered Shares)	439,947
123,849	Sistema JSFC Sponsored GDR (Registered Shares)	3,061,321
1,440,162	Surgutneftegas Sponsored ADR	10,932,463
137,537	Tatneft Sponsored ADR	4,956,099
17,570	Uralkali OJSC Sponsored GDR (Registered Shares)	398,631
388,994,452	VTB Bank OJSC	455,123
3,459,627	VTB Bank OJSC GDR (Registered Shares)	7,938,052

	Total Russia	188,434,127

	Singapore — 0.2%
2,431,085	Ezra Holdings Ltd	2,046,814
16,607,000	Golden Agri-Resources Ltd	7,279,922
76,000	Ho Bee Land Ltd	131,473
7,126,000	Noble Group Ltd	5,798,034
511,000	Singapore Technologies Engineering Ltd	1,532,923
996,000	Swiber Holdings Ltd *	511,949
3,752,644	Yangzijiang Shipbuilding Holdings Ltd	3,364,378

	Total Singapore	20,665,493

	South Africa — 0.5%
3,604,210	African Bank Investments Ltd	3,414,081
60,009	Barclays Africa Group Ltd	738,730
68,492	Bidvest Group Ltd	1,609,199
149,418	Capital Property Fund (REIT)	137,021
146,588	Discovery Ltd	1,081,123
29,016	Gold Fields Ltd	110,007
421,414	Gold Fields Ltd Sponsored ADR	1,555,018
170,419	Growthpoint Properties Ltd	370,894
69,149	Investec Ltd	508,920
74,233	Kumba Iron Ore Ltd	3,064,607
239,531	Life Healthcare Group Holdings Ltd	839,067
763,106	MTN Group Ltd	13,939,495
129,043	Naspers Ltd – N Shares	15,501,222
124,800	Sasol Ltd	6,336,450
1,647	Sasol Ltd Sponsored ADR	84,079
200,424	Telkom South Africa Ltd *	580,435
304,886	Vodacom Group Ltd	3,384,950
99,181	Wilson Bayly Holmes-Ovcon Ltd	1,218,073

	Total South Africa	54,473,371

	South Korea — 2.6%
153,320	BS Financial Group Inc	2,286,323
4,551	CJ Corp	544,239

Shares	Description	Value ($)
	South Korea — continued
53,889	CJ E & M Corp *	1,956,207
1,627	CJ O Shopping Co Ltd	632,670
36,131	Daelim Industrial Co Ltd	2,990,015
40,590	DGB Financial Group Inc	624,334
53,607	Dongbu Insurance Co Ltd	2,578,903
83,580	GS Engineering & Construction Corp *	2,829,859
64,388	GS Holdings	2,993,387
281,731	Hana Financial Group Inc	11,020,885
54,330	Hankook Tire WorldwideCo Ltd	1,096,694
47,920	Hanwha Corp	1,618,356
33,321	Hyundai Engineering & Construction	1,826,014
28,933	Hyundai Heavy Industries Co Ltd	5,963,725
70,050	Hyundai Marine & Fire Insurance Co Ltd	1,909,781
4,715	Hyundai Mipo Dockyard	699,669
52,958	Hyundai Mobis	15,551,744
83,432	Hyundai Motor Co	19,168,606
60,010	Hyundai Securities Co Ltd	376,978
3,447	Hyundai Wia Corp	546,103
324,430	Industrial Bank of Korea	4,138,846
195,340	KB Financial Group Inc	7,303,810
334,561	Kia Motors Corp	17,382,543
13,732	Kolon Industries Inc	687,656
9,352	Korea Zinc Co Ltd *	2,979,404
366,210	KT Corp	10,409,425
30,900	KT Corp Sponsored ADR *	435,072
19,531	KT&G Corp	1,430,551
7,549	LG Chem Ltd	1,803,408
44,210	LG Fashion Corp	1,150,918
43,060	LG International Corp	1,145,799
156,480	LG Uplus Corp	1,533,646
57,270	LIG Insurance Co Ltd	1,662,316
7,218	Lotte Chemical Corp *	1,375,674
5,381	Lotte Shopping Co Ltd	1,702,935
4,955	Mando Corp	616,402
85,100	Meritz Fire & Marine Insurance Co Ltd	1,199,941
11,681	Mirae Asset Securities Co Ltd	416,232
2,491	NHN Entertainment Corp *	231,866
12,823	POSCO	3,410,701
22,600	POSCO ADR	1,504,256
18,461	S-Oil Corp	1,132,422
2,634	Samsung Electronics Co Ltd GDR (Registered Shares)	1,658,788
83,339	Samsung Engineering Co Ltd *	5,880,566
10,491	Samsung Fire & Marine Insurance Co Ltd	2,317,461
96,030	Samsung Heavy Industries Co Ltd	2,875,756
15,895	Samsung SDI Co Ltd	2,232,622
18,820	Samsung Card Co	593,108
44,031	Samsung Electronics Co Ltd	55,778,586
11,570	Seah Besteel Corp	261,331
208,670	Shinhan Financial Group Co Ltd	8,707,372

10	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	South Korea — continued
2,983	Shinsegae Co Ltd	630,811
14,054	SK Chemicals Co Ltd	820,368
3,692	SK Gas Co Ltd	263,335
81,629	SK Innovation Co Ltd	10,226,065
58,126	SK Telecom Co Ltd	11,827,796
124,900	SK Telecom Co Ltd ADR	2,795,262
24,153	SK Holdings Co Ltd	4,362,593
65,430	Sungwoo Hitech Co Ltd	932,482
562,360	Woori Finance Holdings Co Ltd *	6,362,501

	Total South Korea	259,395,118

	Spain — 1.8%
18,355	Acciona SA	1,456,811
49,457	ACS Actividades de Construccion y Servicios SA	1,774,076
370,385	Banco Bilbao Vizcaya Argentaria SA	4,575,923
1,914,848	Banco Santander SA	17,284,635
109,705	Enagas	3,187,424
87,438	Gamesa Corp Tecnologica SA *	981,511
573,546	Gas Natural SDG SA	14,688,711
4,515,510	Iberdrola SA	29,908,211
382,752	Indra Sistemas SA	7,010,974
254,874	Mapfre SA	1,052,646
26,183	Red Electrica Corp SA	2,035,810
1,111,382	Repsol YPF SA	27,835,502
4,710,657	Telefonica SA	72,027,414

	Total Spain	183,819,648

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	58,558

	Sweden — 0.3%
201,073	Investor AB	7,154,547
228,354	Nordea Bank AB	3,266,008
328,084	Skandinaviska Enskilda Banken AB – Class A	4,604,232
59,736	Skanska AB – B Shares	1,295,122
146,980	Swedbank AB – Class A	4,142,454
162,324	Tele2 AB – B Shares	2,011,783
900,736	TeliaSonera AB	6,933,443

	Total Sweden	29,407,589

	Switzerland — 0.3%
36,574	Compagnie Financiere Richemont SA – Class A	3,633,454
34,585	Holcim Ltd (Registered)	2,806,180
55,309	Novartis AG (Registered)	4,603,373
16,824	Roche Holding AG (Non Voting)	5,180,109
6,316	Swiss Life Holding AG (Registered)	1,571,002
31,698	Swiss Re AG	2,958,648

Shares	Description	Value ($)
	Switzerland — continued
2,112	Swisscom AG (Registered)	1,250,014
13,940	Transocean Ltd	587,667
18,396	Zurich Insurance Group AG	5,629,390

	Total Switzerland	28,219,837

	Taiwan — 1.9%
3,731,000	Acer Inc *	2,230,412
1,620,000	Advanced Semiconductor Engineering Inc	1,610,832
234,000	Advantech Co Ltd	1,483,373
1,501,000	Asustek Computer Inc	14,468,705
909,000	Career Technology MFG Co Ltd	953,432
1,244,000	Catcher Technology Co Ltd	9,065,061
1,764,000	China Petrochemical Development Corp	769,520
914,000	Chipbond Technology Corp	1,569,083
346,000	Chong Hong Construction Co Ltd	962,061
2,481,470	Chunghwa Telecom Co Ltd	7,543,780
500	Chunghwa Telecom Co Ltd ADR	15,125
8,736,000	Compal Electronics Inc	5,910,200
1,565,000	Coretronic Corp	1,566,185
598,000	Delta Electronics Inc	3,344,621
4,526,600	E.Sun Financial Holding Co Ltd	2,856,448
812,000	Elan Microelectronics Corp	1,465,973
1,005,000	Far EasTone Telecommunications Co Ltd	2,035,474
383,062	Flexium Interconnect Inc	1,159,905
1,188,000	Foxconn Technology Co Ltd	2,678,158
656,000	Highwealth Construction Corp	1,337,964
9,223,000	Hon Hai Precision Industry Co Ltd	25,685,672
1,526,000	HTC Corp	6,866,004
355,540	ILI Technology Corp	672,111
205,407	Integrated Memory Logic Ltd	463,291
248,000	Kinsus Interconnect Technology Corp	849,653
1,663,537	Lite-On Technology Corp	2,456,460
309,000	Makalot Industrial Co Ltd	1,698,546
432,022	MediaTek Inc	6,368,761
3,525,976	Mega Financial Holding Co Ltd	2,821,038
566,000	Novatek Microelectronics Corp Ltd	2,610,669
2,357,000	Pegatron Corp	3,180,755
292,000	Phison Electronics Corp	1,955,754
680,000	Pou Chen Corp	912,570
2,418,808	Powertech Technology Inc	3,385,285
2,840,000	Quanta Computer Inc	7,007,091
1,264,020	Radiant Opto-Electronics Corp	5,150,834
718,330	Realtek Semiconductor Corp	2,140,746
80,432	Silicon Motion Technology Corp ADR	1,342,410
734,000	Siliconware Precision Industries Co	927,391
458,000	Simplo Technology Co Ltd	2,069,864
1,173,000	Synnex Technology International Corp	2,008,002
2,768,927	Taishin Financial Holding Co Ltd	1,307,245
890,000	Taiwan Mobile Co Ltd	2,678,042
668,044	Taiwan PCB Techvest Co Ltd	802,502

See accompanying notes to the financial statements.	11

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Taiwan — continued
1,020,800	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	18,445,856
550,000	Taiwan Semiconductor Manufacturing Co Ltd	1,984,017
1,421,085	TPK Holding Co Ltd	8,526,098
1,051,000	Tripod Technology Corp	2,018,913
2,266,000	Unimicron Technology Corp	1,604,415
4,745,522	Wistron Corp	3,953,883
1,376,000	WPG Holdings Co Ltd	1,639,474
604,000	Yungtay Engineering Co Ltd	1,708,582

	Total Taiwan	188,268,246

	Thailand — 0.5%
510,900	Advanced Info Service Pcl (Foreign Registered)	3,312,552
1,254,300	Bangchak Petroleum Pcl (Foreign Registered)	1,108,207
612,060	Bangkok Dusit Medical Service Pcl (Foreign Registered)	2,410,034
6,020,800	Banpu Pcl (Foreign Registered)	4,800,976
458,450	Electricity Generating Pcl (Foreign Registered)	1,808,284
1,169,600	Esso Thailand Pcl (Foreign Registered)	215,640
662,200	Glow Energy Pcl (Foreign Registered)	1,504,973
541,300	Krung Thai Bank Pcl (Foreign Registered)	297,678
1,175,600	PTT Exploration & Production Pcl (Foreign Registered)	5,555,556
977,200	PTT Global Chemical Pcl (Foreign Registered)	2,251,489
1,426,700	PTT Pcl (Foreign Registered)	12,825,070
1,026,200	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	1,465,731
69,700	Ratchaburi Electricity Generating Holding Pcl NVDR	103,723
18,678,400	Sansiri Pcl (Foreign Registered)	1,162,983
594,700	Shin Corp Pcl	1,338,733
130,800	Shin Corp Pcl (Foreign Registered) (a)	294,445
2,217,900	Thai Oil Pcl (Foreign Registered)	3,544,569
3,516,200	Thai Tap Water Supply Pcl (Foreign Registered)	998,204
1,075,400	Thanachart Capital Pcl (Foreign Registered)	1,057,005

	Total Thailand	46,055,852

	Turkey — 0.9%
3,043,423	Akbank TAS	7,840,264
3,034,546	Asya Katilim Bankasi AS *	1,628,588
83,648	Dogus Gayrimenkul Yatirim Ortakligi AS *	181,975
57,243	Dogus Otomotiv Servis ve Ticaret AS	170,833
1,347,618	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,295,543
2,284,339	Emlak Konut Gayrimenkul Yatirim	2,328,507

Shares	Description	Value ($)
	Turkey — continued
477,185	Eregli Demir ve Celik Fabrikalari TAS	521,321
395,963	Gubre Fabrikalari TAS *	616,337
689,622	Haci Omer Sabanci Holding AS	2,432,115
1,139,029	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	1,300,468
378,155	KOC Holding AS	1,393,634
164,097	Koza Altin Isletmeleri AS	1,404,514
1,193,553	Koza Anadolu Metal Madencilik Isletmeleri AS *	1,212,084
122,543	Pegasus Hava Tasimaciligi AS *	1,564,166
915,725	Tekfen Holding AS	1,914,855
32,972	Tofas Turk Otomobil Fabrikasi AS	158,350
138,665	Tupras-Turkiye Petrol Rafineriler AS	2,434,856
547,164	Turk Hava Yollari Anonim Ortakligi	1,623,470
1,288,502	Turk Telekomunikasyon AS	3,453,555
1,326,836	Turkcell Iletisim Hizmetleri AS *	6,891,841
11,300	Turkcell Iletisim Hizmetleri AS ADR *	147,578
5,408,676	Turkiye Garanti Bankasi AS	14,777,315
7,683,571	Turkiye IS Bankasi – Class C	14,167,806
672,506	Turkiye Sise ve Cam Fabrikalari AS	685,927
4,169,755	Turkiye Vakiflar Bankasi TAO – Class D	6,196,483
1,982,131	Turkiye Halk Bankasi AS	9,681,339
4,211,782	Yapi ve Kredi Bankasi AS	6,280,244

	Total Turkey	92,303,968

	United Kingdom — 6.4%
67,801	Admiral Group Plc	1,627,744
241,618	Amlin Plc	1,817,429
275,271	Ashtead Group Plc	4,033,248
1,076,368	AstraZeneca Plc	73,168,522
1,158,688	Aviva Plc	9,212,194
2,094,418	BAE Systems Plc	14,376,537
1,181,398	Balfour Beatty Plc	6,303,010
3,379,119	Barclays Plc	14,234,767
640,876	Barratt Developments Plc	4,716,536
280,781	BG Group Plc	5,108,453
349,611	BHP Billiton Plc	11,266,856
11,842,697	BP Plc	100,083,288
1,324,757	BT Group Plc	9,111,455
114,731	Bunzl Plc	3,019,869
142,105	Cape Plc	677,284
224,213	Catlin Group Ltd	1,991,551
503,561	Centrica Plc	2,689,258
582,931	Cobham Plc	2,910,107
259,060	Darty Plc	501,930
1,025,491	Debenhams Plc	1,297,584
4,324,528	Dixons Retail Plc *	3,720,879
351,597	Drax Group Plc	4,745,335
40,288	Eurasia Drilling Co Ltd GDR	1,197,837
453,240	Evraz Plc *	530,806

12	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United Kingdom — continued
1,981,929	FirstGroup Plc *	4,683,794
255,065	GlaxoSmithKline Plc	7,144,276
474,126	Glencore Xstrata Plc	2,610,894
78,958	Globaltrans Investment Plc Sponsored GDR	1,024,624
1,046,705	Home Retail Group Plc	3,435,408
849,075	HSBC Holdings Plc	8,961,146
427,956	Imperial Tobacco Group Plc	17,456,166
313,353	Inchcape Plc	3,290,696
80,278	InterContinental Hotels Group Plc	2,610,957
306,417	Intermediate Capital Group Plc	2,306,577
45,968	JD Wetherspoon Plc	627,603
158,211	J Sainsbury Plc	906,967
128,497	Lancashire Holdings Ltd	1,578,613
1,797,323	Legal & General Group Plc	7,227,916
4,584,210	Lloyds Banking Group Plc *	6,330,804
3,696,594	Man Group Plc	6,404,388
471,473	Marks & Spencer Group Plc	3,968,828
84,497	Micro Focus International Plc	1,107,478
239,366	National Express Group Plc	1,218,073
61,331	Next Plc	6,913,825
73,006	Pearson Plc	1,236,350
398,881	Prudential Plc	9,031,760
68,981	Reckitt Benckiser Group Plc	5,674,658
360,871	Rio Tinto Plc	20,692,584
228,220	Rolls-Royce Holdings Plc *	3,813,941
1,011,151	Royal Bank of Scotland Group Plc *	5,537,040
2,082,750	Royal Dutch Shell Plc A Shares (London)	75,822,692
1,557,256	Royal Dutch Shell Plc B Shares (London)	60,581,161
1,063,184	RSA Insurance Group Plc	1,731,846
270,358	Scottish & Southern Energy Plc	6,347,401
384,495	Spirit Pub Co Plc	535,562
508,882	Standard Life Assurance Plc	3,320,572
2,590,224	Tesco Plc	14,263,402
2,756,240	Thomas Cook Group Plc *	8,536,126
792,623	TUI Travel Plc	5,931,127
11,392,655	Vodafone Group Plc	47,472,771
601,269	William Hill Plc	3,997,164
264,237	WM Morrison Supermarkets Plc	1,039,779
283,731	WPP Plc	6,214,360

	Total United Kingdom	649,931,808

	United States — 25.0%
415,700	3M Co.	56,007,261
1,207,000	Abbott Laboratories	48,014,460
270,090	Accenture Plc – Class A	22,512,002
155,000	Adobe Systems, Inc. *	10,634,550
61,800	Allergan, Inc.	7,848,600
282,700	Amgen, Inc.	35,060,454
11,400	Amphenol Corp. – Class A	1,003,428

Shares	Description	Value ($)
	United States — continued
84,600	Analog Devices, Inc.	4,299,372
48,600	Apollo Education Group, Inc. *	1,619,838
66,300	Apple, Inc.	34,889,712
278,600	Baxter International, Inc.	19,362,700
128,900	Becton, Dickinson and Co.	14,851,858
178,400	Bed Bath & Beyond, Inc. *	12,099,088
35,000	Biogen Idec, Inc. *	11,923,800
282,300	Bristol-Myers Squibb Co.	15,179,271
11,100	Brown-Forman Corp. – Class B	930,180
102,300	CA, Inc.	3,427,050
26,700	Cerner Corp. *	1,638,579
32,800	CH Robinson Worldwide, Inc.	1,701,008
730,000	Chevron Corp.	84,190,900
63,800	Church & Dwight Co., Inc.	4,337,124
4,954,100	Cisco Systems, Inc.	107,999,380
58,200	Citrix Systems, Inc. *	3,494,910
130,700	Coach, Inc.	6,379,467
2,237,100	Coca-Cola Co. (The)	85,457,220
87,200	Cognizant Technology Solutions Corp. – Class A *	9,074,032
627,900	Colgate-Palmolive Co.	39,450,957
40,700	Copa Holdings SA – Class A	5,513,222
134,600	Costco Wholesale Corp.	15,721,280
134,000	Covidien Plc	9,641,300
12,300	CR Bard, Inc.	1,773,168
124,500	CTC Media, Inc.	1,314,720
56,000	CVS Caremark Corp.	4,095,840
250,200	Danaher Corp.	19,137,798
10,100	Deckers Outdoor Corp. *	750,935
34,000	Dover Corp.	3,206,200
435,600	eBay, Inc. *	25,600,212
381,500	Eli Lilly & Co.	22,741,215
1,153,900	EMC Corp.	30,428,343
415,700	Emerson Electric Co.	27,128,582
14,500	Expeditors International of Washington, Inc.	572,895
1,138,600	Express Scripts Holding Co. *	85,747,966
85,300	Exxon Mobil Corp.	8,211,831
14,600	F5 Networks, Inc. *	1,640,164
208,700	General Mills, Inc.	10,441,261
71,000	Genuine Parts Co.	6,254,390
97,400	Gilead Sciences, Inc. *	8,063,746
16,800	Global Payments, Inc.	1,181,544
111,000	Google, Inc. – Class A *	134,937,150
24,600	Hasbro, Inc.	1,356,936
5,100	Henry Schein, Inc. *	607,104
40,000	Herbalife Ltd.	2,664,000
959,000	Hewlett-Packard Co.	28,654,920
5,900	Hubbell, Inc. – Class B	705,286
49,100	Humana, Inc.	5,521,786

See accompanying notes to the financial statements.	13

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	United States — continued
183,900	Illinois Tool Works, Inc.	15,171,750
698,300	International Business Machines Corp.	129,304,211
126,500	Intuit, Inc.	9,885,975
2,800	Intuitive Surgical, Inc. *	1,245,524
1,351,800	Johnson & Johnson	124,527,816
680,800	JPMorgan Chase & Co.	38,683,056
68,500	Kimberly-Clark Corp.	7,558,975
60,000	Laboratory Corp. of America Holdings *	5,612,400
44,400	Linear Technology Corp.	2,079,696
119,400	Lorillard, Inc.	5,857,764
54,500	Mastercard, Inc. – Class A	4,235,740
106,800	Mattel, Inc.	3,984,708
14,100	McCormick & Co., Inc. (Non Voting)	936,240
247,800	McDonald’s Corp.	23,578,170
575,800	Medtronic, Inc.	34,121,908
58,900	Merck & Co., Inc.	3,356,711
15,200	Micros Systems, Inc. *	843,752
3,360,100	Microsoft Corp.	128,725,431
126,500	Monsanto Co.	13,917,530
105,400	NetApp, Inc.	4,259,214
322,800	Nike, Inc. – Class B	25,275,240
42,100	Occidental Petroleum Corp.	4,063,492
10,300	Oceaneering International, Inc.	737,274
3,250,600	Oracle Corp.	127,130,966
10,200	Pall Corp.	877,200
86,200	Paychex, Inc.	3,599,712
705,400	PepsiCo, Inc.	56,481,378
421,800	Pfizer, Inc.	13,543,998
1,540,200	Philip Morris International, Inc.	124,617,582
8,200	Polaris Industries, Inc.	1,099,046
38,700	Precision Castparts Corp.	9,979,956
1,479,800	Procter & Gamble Co. (The)	116,401,068
796,100	Qualcomm, Inc.	59,938,369
12,300	Ralph Lauren Corp.	1,981,284
79,800	Reynolds American, Inc.	4,056,234
27,400	Rockwell Automation, Inc.	3,365,816
8,900	Rockwell Collins, Inc.	734,606
5,500	Roper Industries, Inc.	745,910
12,700	Sigma-Aldrich Corp.	1,199,007
203,100	Southern Copper Corp.	6,196,581
100,600	St Jude Medical, Inc.	6,772,392
195,900	Stryker Corp.	15,719,016
347,100	Sysco Corp.	12,502,542
129,100	Target Corp.	8,073,914
35,600	Teradata Corp. *	1,634,752
9,400	Tiffany & Co.	876,550
116,400	TJX Cos, Inc. (The)	7,153,944
13,600	Tupperware Brands Corp.	1,068,960
230,404	United Technologies Corp.	26,961,876
597,600	UnitedHealth Group, Inc.	46,176,552

Shares	Description	Value ($)
	United States — continued
21,500	Urban Outfitters, Inc. *	804,960
13,200	Varian Medical Systems, Inc. *	1,106,556
549,317	Verizon Communications, Inc.	25,981,016
78,200	VF Corp.	4,581,738
34,600	Visa, Inc. – Class A	7,817,524
816,500	Wal-Mart Stores, Inc.	60,992,550
10,900	Waters Corp. *	1,214,260
167,500	WellPoint, Inc.	15,173,825
862,900	Wells Fargo & Co.	40,055,818
15,300	WW Grainger, Inc.	3,901,806
84,900	Xilinx, Inc.	4,431,780
163,300	Zimmer Holdings, Inc.	15,324,072

	Total United States	2,535,238,688

	TOTAL COMMON STOCKS (COST $5,998,340,846)	6,389,978,557

	PREFERRED STOCKS — 2.0%

	Brazil — 1.4%
394,600	AES Tiete SA	2,926,264
511,090	Banco Bradesco SA	5,960,502
643,610	Banco Bradesco SA ADR	7,562,417
384,200	Banco do Estado do Rio Grande do Sul SA – Class B	1,869,907
232,350	Bradespar SA	2,115,866
38,500	Braskem SA – Class A	265,519
95,000	Companhia de Transmissao de Energia Eletrica Paulista	1,027,881
866,039	Companhia Energetica de Minas Gerais Sponsored ADR	5,014,366
215,200	Companhia Energetica de Sao Paulo – Class B	2,065,101
151,200	Companhia Paranaense de Energia – Class B	1,629,982
113,300	Companhia Paranaense de Energia ADR	1,220,241
1,268,427	Companhia Energetica de Minas Gerais	7,276,330
734,100	Eletropaulo Metropolitana SA	2,515,246
606,900	Gerdau SA	3,744,576
335,700	Gerdau SA ADR	2,098,125
193,200	Gol Linhas Aereas Inteligentes SA	916,848
724,360	Itau Unibanco Holding SA	9,675,264
734,360	Itau Unibanco Holding SA ADR	9,781,675
3,161,770	Itausa-Investimentos Itau SA	11,469,799
361,100	Metalurgica Gerdau SA	2,761,435
2,746,400	Oi SA	4,215,625
504,700	Petroleo Brasileiro SA (Petrobras)	2,932,119
110,200	Petroleo Brasileiro SA Sponsored ADR	1,284,932
263,000	Telefonica Brasil SA	4,833,961
354,000	Telefonica Brasil SA ADR	6,602,100
109,700	Tim Participacoes SA ADR	2,713,978

14	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Shares	Description	Value ($)
	Brazil — continued
268,200	Usinas Siderrurgicas de Minas Gerais SA	1,118,842
2,313,200	Vale SA	28,772,475
253,300	Vale SA Sponsored ADR	3,163,717

	Total Brazil	137,535,093

	Germany — 0.4%
117,684	Porsche Automobil Holding SE	12,360,802
100,215	Volkswagen AG	26,049,987

	Total Germany	38,410,789

	Russia — 0.1%
1,062,224	Sberbank	2,225,578
13,576,425	Surgutneftegaz OJSC	10,150,075
1,265	Transneft	2,852,451

	Total Russia	15,228,104

	South Korea — 0.1%
21,705	Hyundai Motor Co	2,948,203
20,199	Hyundai Motor Co	2,612,767
4,490	Samsung Electronics Co Ltd (Non-Voting)	4,474,913

	Total South Korea	10,035,883

	TOTAL PREFERRED STOCKS (COST $215,248,501)	201,209,869

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
48,548	Itausa-Investimentos Itau SA Rights, Expires 03/26/14 *	45,551

	TOTAL RIGHTS/WARRANTS (COST $0)	45,551

	INVESTMENT FUNDS — 0.4%

	Thailand — 0.0%
1,497,140	BTS Rail Mass Transit Growth Infrastructure Fund	435,179
3,853,600	TRUE Telecommunication Growth Infrastructure Fund *	1,145,745

	Total Thailand	1,580,924

	United States — 0.4%
1,003,972	iShares MSCI Emerging Markets ETF	39,636,815

	TOTAL INVESTMENT FUNDS (COST $40,515,482)	41,217,739

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 18.9%

	United States — 18.9%
	Bank Loans — 0.0%
380,447	Caesars Entertainment Corp. Term Loan B1, 3.24%, due 01/28/15	378,070
777,270	Caesars Entertainment Corp. Term Loan B3, 3.22%, due 01/28/15	767,554

	Total Bank Loans	1,145,624

	CMBS Collateralized Debt Obligations — 0.0%
1,599,400	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52 *	1,599

	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37 *	514,500

	U.S. Government — 18.9%
27,735,120	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (c)	33,212,806
398,973,372	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (c)	475,058,791
32,261,700	U.S. Treasury Inflation Indexed Note, 0.50%, due 04/15/15 (c)	33,053,112
279,443,928	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (c)	300,904,383
441,318,015	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/23 (c)	431,353,937
651,678,143	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (c)	646,077,621

	Total U.S. Governement	1,919,660,650

	TOTAL DEBT OBLIGATIONS (COST $1,912,196,021)	1,921,322,373

	SHORT-TERM INVESTMENTS — 15.7%

	Money Market Funds — 2.2%
219,906,178	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (d)	219,906,178

	U.S. Government — 13.5%
40,600,000	U.S. Treasury Bill, 0.03%, due 05/15/14 (e)	40,597,726
90,000,000	U.S. Treasury Bill, 0.08%, due 09/18/14 (e) (f)	89,962,650
107,000,000	U.S. Treasury Bill, 0.05%, due 05/29/14 (e) (f)	106,987,053
150,000,000	U.S. Treasury Bill, 0.10%, due 04/03/14 (e) (f)	149,985,563

See accompanying notes to the financial statements.	15

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2014

Par Value ($)	Description	Value ($)
	U.S. Government — continued
59,373,700	U.S. Treasury Bill, 0.06%, due 04/03/14 (e)(f)	59,370,563
86,000,000	U.S. Treasury Bill, 0.07%, due 03/13/14 (e) (f)	85,997,993
524,700,000	U.S. Treasury Bill, 0.05%, due 04/10/14 (e) (f)	524,668,395
157,000,000	U.S. Treasury Bill, 0.05%, due 07/03/14 (e)	156,973,467
113,300,000	U.S. Treasury Bill, 0.05%, due 07/17/14 (e)	113,276,434
44,048,000	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (c)	44,306,077

	Total U.S. Government	1,372,125,921

	TOTAL SHORT-TERM INVESTMENTS (COST $1,591,833,101)	1,592,032,099

	TOTAL INVESTMENTS — 99.9% (Cost $9,758,133,951)	10,145,806,188
	Other Assets and Liabilities (net) — 0.1%	15,098,455

	TOTAL NET ASSETS — 100.0%	$10,160,904,643

A summary of outstanding financial instruments at February 28, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/22/2014	MSCI	AUD	77,041,000	USD	69,324,188	$802,807
03/10/2014	JPM	CAD	39,930,000	USD	37,186,916	1,132,184
04/02/2014	BBH	CHF	19,502,219	USD	21,638,574	(540,592)
04/02/2014	BCLY	CHF	19,544,870	USD	21,621,030	(606,642)
04/02/2014	DB	CHF	39,116,910	USD	43,411,171	(1,075,071)
03/18/2014	BCLY	DKK	28,124,000	USD	5,126,233	(76,267)
03/18/2014	MSCI	DKK	10,409,000	USD	1,898,149	(27,352)
04/14/2014	BCLY	EUR	203,284,529	USD	277,798,473	(2,789,791)
04/14/2014	GS	EUR	268,790,529	USD	366,181,524	(4,822,941)
04/14/2014	JPM	EUR	406,153,942	USD	554,061,077	(6,542,480)
03/18/2014	BCLY	GBP	144,169,425	USD	236,676,708	(4,716,954)
03/18/2014	JPM	GBP	98,400,425	USD	160,881,350	(3,877,849)
03/18/2014	MSCI	GBP	196,149,149	USD	321,415,201	(7,012,003)
03/25/2014	BCLY	JPY	24,802,623,868	USD	237,491,876	(6,246,610)
03/25/2014	DB	JPY	24,761,932,132	USD	237,049,379	(6,289,224)
03/18/2014	GS	NOK	132,627,000	USD	21,576,256	(509,395)
03/18/2014	MSCI	NOK	30,074,000	USD	4,837,379	(170,680)
03/11/2014	BCLY	NZD	9,084,000	USD	7,507,356	(104,766)
03/18/2014	DB	SEK	17,422,000	USD	2,677,774	(38,832)
03/18/2014	GS	SEK	151,459,000	USD	23,382,428	(234,518)
03/27/2014	DB	SGD	25,363,000	USD	19,865,190	(142,816)
03/18/2014	DB	USD	94,153,208	GBP	57,634,000	2,347,713
03/25/2014	BCLY	USD	84,559,532	JPY	8,610,824,000	60,112
03/27/2014	MSCI	USD	1,857,009	SGD	2,354,000	(18)
04/02/2014	BCLY	USD	55,631,262	CHF	50,009,000	1,242,158

						$(40,239,827)

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	5,646	03/21/2014	Euro STOXX 50, Strike 3,125	$3,846,204	$(3,033,138)
Put	521	03/21/2014	Euro STOXX 50, Strike 3,150	454,451	(360,281)
Put	31	03/21/2014	FTSE 100, Strike 6,650	54,761	(16,643)
Put	646	03/21/2014	FTSE 100, Strike 6,825	1,062,038	(1,059,125)
Put	61	03/21/2014	FTSE 100, Strike 6,800	110,723	(86,682)
Put	3	03/28/2014	Hang Seng, Strike 22,200	7,203	(3,336)
Put	84	03/28/2014	Hang Seng, Strike 22,400	198,495	(121,802)
Put	758	03/14/2014	Nikkei 225, Strike 14,500	2,415,103	(971,975)
Put	1,159	03/22/2014	S&P 500, Strike 1,840	2,838,289	(1,471,930)
Put	102	03/22/2014	S&P 500, Strike 1,845	234,251	(155,040)
Put	12	03/22/2014	S&P 500, Strike 1,830	33,259	(12,960)
Put	795	03/20/2014	S&P ASX 200, Strike 5,300	246,408	(175,547)
Put	87	03/21/2014	S&P TSX 60, Strike 800	6,284	(2,671)

				$11,507,469	$(7,471,130)

As of February 28, 2014, for the above contracts and/ or agreements, the Fund had sufficient cash and/ or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

16	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2014

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NPG - National Public Guarantee Corp.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(d)	The rate disclosed is the 7 day net yield as of February 28, 2014. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank plc

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	17

GMO Implementation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2014

Assets:
Investments, at value (Note 2)(a)	$10,145,806,188
Foreign currency, at value (Note 2)(b)	4,702,628
Receivable for investments sold	2,094,090
Receivable for Fund shares sold	42,403,606
Dividends and interest receivable	27,638,282
Foreign taxes receivable	2,794,595
Unrealized appreciation on open forward currency contracts (Note 4)	5,584,974
Receivable for expenses reimbursed and/or waived by Manager (Note 5)	731,192

Total assets	10,231,755,555

Liabilities:
Payable for investments purchased	15,925,195
Accrued capital gain taxes payable (Note 2)	525,901
Unrealized depreciation on open forward currency contracts (Note 4)	45,824,801
Due to broker (Note 2)	266,063
Written options outstanding, at value (Note 4)(c)	7,471,130
Payable to agents unaffiliated with the Manager	1,148
Payable to Trustees and related expenses	12,741
Accrued expenses	823,933

Total liabilities	70,850,912

Net assets	$10,160,904,643

Net assets attributable to:
Core shares	$10,160,904,643

Shares outstanding:

Core shares	799,194,966

Net asset value per share:

Core shares	$12.71

(a) Cost of investments – unaffiliated issuers:	$9,758,133,951
(b) Cost of foreign currency:	$4,681,377
(c) Premiums on written options:	$11,507,469

18	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2014

Investment Income:
Dividends (Net of withholding tax)(a)	$151,428,770
Interest	2,725,496

Total investment income	154,154,266

Expenses:
Audit and tax fees	191,869
Custodian, fund accounting agent and transfer agent fees	4,755,401
Legal fees	111,458
Trustees fees and related expenses (Note 5)	59,810
Miscellaneous	43,885

Total expenses	5,162,423
Fees and expenses reimbursed and/or waived by Manager (Note 5)	(4,993,320)
Expense reductions (Note 2)	(2)

Net expenses	169,101

Net investment income (loss)	153,985,165

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (Net of foreign capital gains tax) (Note 2)(b)	246,152,740
Futures contracts	4,279,099
Written options	35,271,311
Swap contracts	2,399,249
Foreign currency, forward contracts and foreign currency related transactions	(7,836,091)

Net realized gain (loss)	280,266,308

Change in net unrealized appreciation (depreciation) on:
Investments (Net of foreign capital gains tax) (Note 2)(c)	274,847,783
Futures contracts	1,771,838
Written options	2,966,259
Swap contracts	(1,052,432)
Foreign currency, forward contracts and foreign currency related transactions	(50,506,554)

Net unrealized gain (loss)	228,026,894

Net realized and unrealized gain (loss)	508,293,202

Net increase (decrease) in net assets resulting from operations	$662,278,367

(a) Withholding tax:	$7,393,458
(b) Foreign capital gains tax on realized gains:	$515,203
(c) Foreign capital gains tax on unrealized appreciation:	$525,901

See accompanying notes to the financial statements.	19

GMO Implementation Fund

(A Series of GMO Trust)

Statements of Changes in Net Assets

	Year Ended February 28, 2014	Period from March 1, 2012 (commencement of operations) through February 28, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$153,985,165	$22,484,583
Net realized gain (loss)	280,266,308	40,725,273
Change in net unrealized appreciation (depreciation)	228,026,894	123,119,782

Net increase (decrease) in net assets from operations	662,278,367	186,329,638

Net share transactions (Note 9):
Core Class	7,027,298,698	2,284,997,940

Total increase (decrease) in net assets	7,689,577,065	2,471,327,578

Net assets:
Beginning of period	2,471,327,578	—

End of period	$10,160,904,643	$2,471,327,578

20	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout each period)

	Core Shares
	Year Ended February 28, 2014		Period from March 1, 2012 (commencement of operations) through February 28, 2013
Net asset value, beginning of period	$11.30		$10.00

Income (loss) from investment operations:
Net investment income (loss)†	0.32		0.24
Net realized and unrealized gain (loss)	1.09		1.06

Total from investment operations	1.41		1.30

Net asset value, end of period	$12.71		$11.30

Total Return(a)	12.48%		13.00%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,160,905		$2,471,328
Net operating expenses to average daily net assets	0.00	%(b)(c)	0.00	%(b)
Net investment income (loss) to average daily net assets	2.61%		2.21%
Portfolio turnover rate	65%		66%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.08%		0.23%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	Ratio is less than 0.01%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	21

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2014

1.	Organization

Implementation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund may invest in U.S. Treasury Fund and unaffiliated money market funds.

The following table provides information about the Fund’s principal investment objectives and benchmarks (if any):

Benchmark	Principal Investment Objective
Not Applicable	Positive total return, not “relative” return

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Fund classifies such securities as Level 3 (levels defined below). For the year ended February 28, 2014, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that was valued using fair value inputs obtained from that independent pricing service as of February 28, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

Typically, the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that

22

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, the Fund invests in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis which will tend to understate the Fund’s exposure. The net aggregate direct exposure to these valuation methodologies (based on the Fund’s net assets) as of February 28, 2014 is as follows:

Securities and Derivatives

Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; no alternative pricing source was available
0%*	38%	< 1%

*	Represents the interest in securities that were determined to have a fair value of zero at February 28, 2014.

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to the Fund’s total net assets separately identified in the table below). At February 28, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

23

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Fund’s direct securities and derivatives, if any, as of February 28, 2014:

Description	Level 1	Level 2	Level 3		Total
Asset Valuation Inputs
Common Stocks
Australia	$—	$68,504,683	$—		$68,504,683
Austria	—	14,002,656	—		14,002,656
Belgium	—	21,387,391	—		21,387,391
Brazil	36,904,125	88,851,830	—		125,755,955
Canada	33,952,726	—	—		33,952,726
Chile	560,662	1,233,715	—		1,794,377
Czech Republic	—	14,678,451	—		14,678,451
Denmark	—	10,310,022	—		10,310,022
Egypt	—	7,984,433	—		7,984,433
Finland	—	33,932,261	—		33,932,261
France	—	493,759,189	—		493,759,189
Germany	—	307,169,061	—		307,169,061
Hong Kong	—	40,411,889	—		40,411,889
Hungary	—	3,982,032	—		3,982,032
India	4,768,391	51,406,107	—		56,174,498
Indonesia	1,384,819	37,008,799	—		38,393,618
Ireland	—	4,239,914	—		4,239,914
Israel	2,103,504	11,945,512	—		14,049,016
Italy	—	223,244,131	—		223,244,131
Japan	—	419,627,667	—		419,627,667
Malaysia	—	6,805,516	—		6,805,516
Mexico	31,506,514	—	—		31,506,514
Netherlands	3,474,720	46,683,363	0	**	50,158,083
New Zealand	—	8,604,429	—		8,604,429
Norway	—	31,413,797	—		31,413,797
Peru	6,698,853	—	—		6,698,853
Philippines	644,140	4,117,852	—		4,761,992
Poland	—	30,100,129	—		30,100,129
Portugal	—	10,302,971	—		10,302,971
Russia	7,504,476	180,929,651	—		188,434,127
Singapore	—	20,665,493	—		20,665,493
South Africa	1,639,097	52,834,274	—		54,473,371
South Korea	4,734,590	254,660,528	—		259,395,118
Spain	—	183,819,648	—		183,819,648
Sri Lanka	—	58,558	—		58,558
Sweden	—	29,407,589	—		29,407,589
Switzerland	—	28,219,837	—		28,219,837
Taiwan	19,803,391	168,464,855	—		188,268,246
Thailand	—	46,055,852	—		46,055,852
Turkey	147,578	92,156,390	—		92,303,968
United Kingdom	—	649,931,808	—		649,931,808
United States	2,509,257,672	25,981,016	—		2,535,238,688

TOTAL COMMON STOCKS	2,665,085,258	3,724,893,299	0	**	6,389,978,557

24

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$39,441,551	$98,093,542	$—	$137,535,093
Germany	—	38,410,789	—	38,410,789
Russia	—	15,228,104	—	15,228,104
South Korea	—	10,035,883	—	10,035,883

TOTAL PREFERRED STOCKS	39,441,551	161,768,318	—	201,209,869

Rights/warrants
Brazil	45,551	—	—	45,551

TOTAL RIGHTS/WARRANTS	45,551	—	—	45,551

Investment Funds
Thailand	—	1,580,924	—	1,580,924
United States	39,636,815	—	—	39,636,815

TOTAL INVESTMENT FUNDS	39,636,815	1,580,924	—	41,217,739

Debt Obligations
United States	—	1,919,660,650	1,661,723	1,921,322,373

TOTAL DEBT OBLIGATIONS	—	1,919,660,650	1,661,723	1,921,322,373

Short-Term Investments	727,703,508	864,328,591	—	1,592,032,099

Total Investments	3,471,912,683	6,672,231,782	1,661,723	10,145,806,188

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	5,584,974	—	5,584,974

Total	$3,471,912,683	$6,677,816,756	$1,661,723	$10,151,391,162

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(45,824,801)	$—	$(45,824,801)
Written Options
Equity Risk	(1,642,601)	(5,828,529)	—	(7,471,130)

Total	$(1,642,601)	$(51,653,330)	$—	$(53,295,931)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.

The underlying funds, if any, held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For the year ended February 28, 2014, there were no material transfers between Level 1 and Level 2.

25

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*		Balances as of February 28, 2014		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2014
Common Stocks
India	$1,107,369	$3,323,385	$(1,125,008)	$—	$(233,700)	$(87,626)	$—	$(2,984,420	)**	—		$—
Netherlands	93,629	—	—	—	—	(93,629)	—	—		0	***	—
Thailand	1,300,860	2,650,509	(1,884,496)	—	355,571	(662,268)	—	(1,760,176	)**	—		—
United Kingdom	—	19,615	(19,615)	—	—	—	—	—		—		—
Preferred Stocks
United Kingdom	—	29,228	(29,228)	—	—	—	—	—		—		—
Debt Obligations
Asset-Backed Securities
Canada	4,156,599	—	(4,324,573)	12,804	176,416	(21,246)	—	—		—		—
United States	397,099	—	—	35,843	—	83,157	—	—		516,099		83,157
Bank Loans
United States	4,983,209	—	(3,802,820)	48,591	(19,808)	(63,548)	—	—		1,145,624		(26,471)

Total	$12,038,765	$6,022,737	$(11,185,740)	$97,238	$278,479	$(845,160)	$—	$(4,744,596)		$1,661,723		$56,686

*	The Fund accounts for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was observable market data to value these assets at year end.
***	Represents the interest in securities that were determined to have a value of zero at February 28, 2014.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Fund’s exposure (based on the Fund’s net assets) as of February 28, 2014 were as follows:

Level 3 securities and derivatives
<1%

Cash

Cash and foreign currency, if any, on the Statement of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statement of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

26

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

Loan agreements and participations

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it generally acquires direct rights against the borrower. Loan agreements outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond are generally included in the Fund’s gross income, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Taxes and distributions

For U.S. federal income tax purposes, the Fund is disregarded as an entity separate from its sole shareholder, GMO Benchmark-Free Allocation Fund (“BFAF”), another series of the Trust. BFAF intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. BFAF is treated as owning Implementation Fund’s assets directly for U.S. federal income tax purposes. As such, any income, gain, loss, deduction or other tax items arising in respect of the Fund’s assets will be treated as if they are realized or incurred, as applicable, directly by BFAF. The Fund may make distributions to BFAF in the sole discretion of the Trustees (or their delegates).

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2014, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

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February 28, 2014

As of February 28, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
9,781,377,683	559,141,080	(194,712,575)	364,428,505

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Fund’s understanding of the prevailing tax rules of the non-U.S. markets in which it invests. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds.

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s transfer agent fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains in a State Street transfer agent account. Earnings allowances are reported as a reduction of expenses in the Statement of Operations. Prior to December 31, 2012, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance the Fund maintained in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statement of Operations. Effective January 1, 2013, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statement of Operations.

3.	Investment and other risks

Investing in mutual funds involves many risks. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. The Fund is subject to market risk, which is the risk that the market value of its holdings will decline. Market risks include:

Equities — The Fund runs the risk that the market prices of its equity investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real

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February 28, 2014

or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Fund invests a substantial portion of its assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of the Fund’s shares.

If the Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — The Fund’s investments in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing the Fund to the risk that the price of which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk of the Fund’s investments in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater when the Fund invests in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The market price of the Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, if the Fund has invested a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, it will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

• NON-U.S. INVESTMENT RISK. Because the Fund invests in non-U.S. securities, it is subject to additional and more varied risks than funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities.

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February 28, 2014

In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit the Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

The Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. The Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by the Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. The Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. The Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes the Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of the Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Fund’s investment opportunities.

Because the Fund may invest a significant portion of its assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets), it is subject to greater non-U.S. investment risk than funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• MANAGEMENT AND OPERATIONAL RISK. The Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

The Manager’s portfolio managers may use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Fund’s investment objective.

The Fund also is subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human

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GMO Implementation Fund

(A Series of GMO Trust)

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February 28, 2014

and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Fund for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.

• OPTIONS RISK. There are various risks associated with transactions in exchange traded and OTC options. The market price of options written by the Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If the Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While the Fund has greater flexibility to tailor an OTC option, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, the Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). Because the Fund’s principal investment strategies may involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities, the Fund has increased exposure to liquidity risk. These types of investments can be difficult to value, exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

• DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

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(A Series of GMO Trust)

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February 28, 2014

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund often will not receive the collateral the day the collateral is called for.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

The Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss

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(A Series of GMO Trust)

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February 28, 2014

of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Fund to new kinds of risks and costs.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which the Fund’s investments are traded, in which the Fund receives income, or in which the Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

The Fund may use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of its portfolio. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed

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because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and if the Fund holds such a security, the Fund is subject to the risk that the security’s rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” below, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset-Backed Securities” below.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” above for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer.

Market Risk — Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause the Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” above for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make

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markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• COUNTERPARTY RISK. To the extent the Fund enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or lends its securities, it runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Fund is not subject to any limits on its exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases the Fund’s counterparty risk. To the extent the Fund uses swap contracts, it is subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is

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(A Series of GMO Trust)

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February 28, 2014

concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Investment and other risk” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives

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February 28, 2014

counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• SHORT SALES RISK. The Fund may use short sales in its investment programs in an attempt to increase its returns or for hedging purposes.

In implementing its principal investment strategies, the Fund is permitted to engage in short sales of securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses.

Short sales of securities or currencies the Fund does not own involve a form of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. The Fund is subject to increased leveraging risk and other investment risks described in this “Investments and other risks” section to the extent it sells short securities or currencies it does not own.

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government) are subject to greater overall risk than funds whose investments are more diversified. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent the Fund focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, it is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, to the extent the Fund has a significant portion of its assets in investments tied economically to a particular geographic region, non-U.S. country or particular market (e.g., emerging markets), it has more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g. GMO asset allocation accounts), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Fund are not subject to restrictions on the frequency of trading of Fund shares. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholders. In addition, to the extent the Fund invests in other GMO Funds subject to large shareholder risk, it is indirectly subject to this risk.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. The Fund may invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), and is exposed to the risk that the underlying Funds will not perform as expected.

Because the Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if the Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

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February 28, 2014

The Fund also is indirectly exposed to all of the risks of an investment in the underlying Funds.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. The Fund is a “non-diversified investment company” under the 1940 Act. This means that it is allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, it may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on its performance, than if it was “diversified.”

Temporary Defensive Positions. The Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of GMO Benchmark-Free Allocation Fund (“BFAF”). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Fund, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Fund holds cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Fund holds exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no

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February 28, 2014

clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

The Fund held derivatives during the year ended February 28, 2014. The following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use
Forward currency contracts
Adjust exposure to foreign currencies	X
To manage against anticipated currency exchange rate changes	X
Futures contracts
Adjust exposure to certain securities markets	X
Maintain the diversity and liquidity of the portfolio	X
Options (Written)
Used written put option contracts as substitute for direct equity investment	X
Swap contracts
Adjust exposure to certain securities markets	X
Adjust exposure to certain companies and industries	X
To hedge some or all of the broad market exposure of the assets in which the Fund invests	X
Rights and/or warrants
Received as a result of corporate actions	X

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

39

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2014, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	$—	4,383	$3,763,138	$—	—	$—
Options written	—	98,437	101,723,566	—	—	—
Options bought back	—	(27,937)	(34,352,233)	—	—	—
Options expired	—	(64,563)	(59,041,121)	—	—	—
Options exercised	—	(415)	(585,881)	—	—	—

Outstanding, end of year	$—	9,905	$11,507,469	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Fund may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statement of Operations.

40

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the values assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

41

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2014 and Statement of Operations for the year ended February 28, 2014^:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset:
Investments, at value (rights and/or warrants)	$—	$45,551	$—	$—	$—	$45,551
Unrealized Appreciation on Forward Currency Contracts	—	—	5,584,974	—	—	5,584,974

Total	$—	$45,551	$5,584,974	$—	$—	$5,630,525

Derivatives not subject to Master Agreements	$—	$45,551	$—	$—	$—	$45,551

Total subject to Master Agreements	$—	$—	$5,584,974	$—	$—	$5,584,974

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(45,824,801)	$—	$—	$(45,824,801)
Written Options, at value	—	(7,471,130)	—	—	—	(7,471,130)

Total	$—	$(7,471,130)	$(45,824,801)	$—	$—	$(53,295,931)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(7,471,130)	$(45,824,801)	$—	$—	$(53,295,931)

Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$2,390,910	$—	$—	$—	$2,390,910
Forward Currency Contracts	—	—	(3,503,155)	—	—	(3,503,155)
Futures Contracts	—	4,279,099	—	—	—	4,279,099
Swap Contracts	—	2,399,249	—	—	—	2,399,249
Written Options	—	35,271,311	—	—	—	35,271,311

Total	$—	$44,340,569	$(3,503,155)	$—	$—	$40,837,414

Change in Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(50,779,892)	$—	$—	$(50,779,892)
Futures Contracts	—	1,771,838	—	—	—	1,771,838
Swap Contracts	—	(1,052,432)	—	—	—	(1,052,432)
Written Options	—	2,966,259	—	—	—	2,966,259

Total	$—	$3,685,665	$(50,779,892)	$—	$—	$(47,094,227)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

^	Because the Fund recognizes changes in value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some over-the-counter derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. For more information about other uncertainties and risks, see “Investment and other risks” above.

42

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

For financial reporting purposes, on the Statement of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Fund is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Fund is noted in the Schedule of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Fund. For financial reporting purposes, the Fund’s Statement of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Fund at February 28, 2014, if any.

The tables above present the Fund’s derivative assets and liabilities by type of financial instrument. The following tables present the Fund’s OTC derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements and net of the related collateral received or pledged by the Fund as of February 28, 2014:

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$1,302,270	$—	$1,302,270	$—
Deutsche Bank AG	2,347,713	—	2,347,713	—
JPMorgan Chase Bank, N.A.	1,132,184	—	1,132,184	—
Morgan Stanley & Co. International PLC	802,807	—	802,807	—

Total	$5,584,974	$—	$5,584,974	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$14,541,030	$—	$(1,302,270)	$13,238,760
Brown Brothers Harriman & Co.	540,592	—	—	540,592
Deutsche Bank AG	7,545,943	—	(2,347,713)	5,198,230
Goldman Sachs International	5,566,854	—	—	5,566,854
JPMorgan Chase Bank, N.A.	10,420,329	—	(1,132,184)	9,288,145
Morgan Stanley & Co. International PLC	7,210,053	—	(802,807)	6,407,246

Total	$45,824,801	$—	$(5,584,974)	$40,239,827

The following tables present the Fund’s exchange-traded or cleared derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements and net of the related collateral received or pledged by the Fund as of February 28, 2014:

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Morgan Stanley & Co. Incorporated—Options	$7,471,130	$(7,471,130)	$—	$—	*

Total	$7,471,130	$(7,471,130)	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

43

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or number of contracts (options) outstanding at each month-end, was as follows for the year ended February 28, 2014:

Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options	Rights and/or warrants ($)
2,560,676,755	75,522,851	2,790,788	8,062	438,786

5.	Fees and other transactions with affiliates

GMO does not charge the Fund any management or shareholder service fees for its services.

The Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to the Fund concurrently with the payment of management fees to the Manager. “Specified Operating Expenses” means only the following expenses to the extent that they are borne by the Fund: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

This contractual reimbursement will continue through at least June 30, 2014 for the Fund unless the Fund’s Board of Trustees authorizes its modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing agreement.

The Fund’s portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2014 is shown in the table below and is included in the Statement of Operations.

Independent Trustees and their legal counsel ($)	Agents unaffiliated with the Manager ($)
59,810	6,757

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2014 are noted in the table below:

Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
1,980,438,905	7,198,969,119	21,467,430	3,319,969,056

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

44

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2014

8.	Principal shareholders and related parties

Number of shareholders that held more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion
1*	100%	—	100%

*	The Shareholder is another fund of the Trust.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund’s shares were as follows:

	Year Ended February 28, 2014		Period From March 1, 2012 (commencement of operations through February 28, 2013

	Shares	Amount	Shares	Amount
Core Class:
Shares sold	589,121,162	$7,131,278,760	235,543,110	$2,460,130,863
Shares repurchased	(8,627,752)	(103,980,062)	(16,841,554)	(175,132,923)

Net increase (decrease)	580,493,410	$7,027,298,698	218,701,556	$2,284,997,940

45

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Implementation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Implementation Fund (the “Fund”), at February 28, 2014, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2014

46

GMO Implementation Fund

(A Series of GMO Trust)

Fund Expenses

February 28, 2014 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2014.

As a shareholder of the Fund, you may incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2013 through February 28, 2014.

Actual Expenses

This section of the table for the class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During the Period*	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Core	$1,000.00	$1,091.00	$0.00	$1,000.00	$1,024.79	$0.00	0.00%**

*	Expenses are calculated using the annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2014, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.
**	Ratio rounds to 0.00%.

47

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2014. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 20110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises; Director, BeiGene Ltd.	41	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	41	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	41	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).	53	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

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Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer, June 2009 – March 2013 and since September 2013; Chief Accounting Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – March 2013, June 2013 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009).

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Carly Condron DOB: 03/04/1984	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Brian Kadehjian DOB: 09/16/1974	Treasury Officer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kenneth Earley DOB: 09/09/1973	Anti-Money Laundering Officer	Since September 2013.	Compliance Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2011 – present); Associate in Financial Services Group, Dechert LLP (May 2007 – May 2011).

[1]	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

49

Item 2. Code of Ethics.

As of February 28, 2014, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Code of Ethics”). During the year ended February 28, 2014, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)	AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2014 and 2013 were $2,337,488 and $2,686,500, respectively.

(b)	AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2014 and 2013 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $47,000 and $0, respectively. The aggregate fees billed in 2014 and 2013 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $501,783and $572,762, respectively.

(c)	TAX FEES: The aggregate fees billed to the registrant in 2014 and 2013 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $941,842 and $1,093,250, respectively. The aggregate fees billed in 2014 and 2013 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $38,450 and $6,612, respectively.

(d)	ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2014 or 2013.

(e)	(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)	NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2014 and 2013 for non-audit services rendered to the registrant and the registrant’s Service Affiliates were $1,529,075 and $1,672,624, respectively. For the fiscal year ended February 28, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*Includes	information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on

Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a) (2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a) (3) Not applicable to this registrant.

(b)	Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date: May 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date: May 2, 2014

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date: May 2, 2014